Registration No. 033-59474

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 292
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 292

PRINCIPAL FUNDS, INC.
(Registrant Exact Name as Specified in Charter)
711 High Street
Des Moines, IA 50392
(Address of Principal Executive Offices)
(515) 247-5419
(Registrant's Telephone Number, including Area Code)

Laura B. Latham
The Principal Financial Group
Des Moines, Iowa 50392
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:
As soon as practicable after the effective date of this Registration Statement.
It is proposed that this filing will become effective (check appropriate box):
☐    immediately upon filing pursuant to paragraph (b)
☒    on December 31, 2025 pursuant to paragraph (b)
☐    60 days after filing pursuant to paragraph (a)
☐    on (date) pursuant to paragraph (a)
☐    75 days after filing pursuant to paragraph (a)(2)
☐    on (date) pursuant to paragraph (a)(2) of rule 485
If appropriate, check the following box:
☐    This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Title of Securities Being Registered:
Classes A, C, J, Institutional, R-3, R-5, R-6, and S Shares
EXPLANATORY NOTE
Principal Funds, Inc. (the "Registrant") is filing this Amendment as an annual update to the Registrant’s Registration Statement for series with an August 31 fiscal year end. The Amendment includes the following: (1) facing page; (2) Part A (Prospectus for Classes A, C, J, Institutional, R-3, R-5, R-6, and S Shares); (3) Part B (Statement of Additional Information for series with an August 31 fiscal year end in the share classes listed previously); (4) Part C; and (5) signature pages.

PRINCIPAL FUNDS, INC.

("PFI" or the "Registrant")

Class A Shares
Class C Shares
Class J Shares
Institutional Class Shares
Class R-3 Shares
Class R-5 Shares
Class R-6 Shares
Class S Shares

The date of this Prospectus is December 31, 2025.

FUNDS OF THE REGISTRANT
(each, a "Fund" and, together, the "Funds")

Ticker Symbols by Share Class
Fund	A	C	J	Inst.	R-3	R-5	R-6	S
Blue Chip	PBLAX	PBLCX	PBCJX	PBCKX	PGBEX	PGBGX	PGBHX
Bond Market Index			PBIJX	PNIIX	PBOIX	PBIQX
Capital Securities								PCSFX
Diversified Real Asset	PRDAX			PDRDX	PGDRX		PDARX
Global Listed Infrastructure (formerly, Global Sustainable Listed Infrastructure)				PGSLX
Global Macro							PAFIX
Global Multi-Strategy	PMSAX			PSMIX			PGLSX
International Equity Index				PIDIX	PIIOX	PIIQX	PFIEX
International Small Company				PISMX			PFISX
Opportunistic Municipal	PMOAX			POMFX
Small-MidCap Dividend Income	PMDAX	PMDDX		PMDIX			PMDHX
Spectrum Preferred and Capital Securities Income	PPSAX	PRFCX	PPSJX	PPSIX	PNARX	PPARX	PPREX

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

BLUE CHIP FUND
Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of Principal Funds, Inc. More information about these and other discounts is available from your financial intermediary and in “Choosing a Share Class and The Costs of Investing” beginning on page 105 of the Fund’s Prospectus, Appendix B to the Prospectus titled "Intermediary-Specific Sales Charge Waivers and Reductions," and “Multiple Class Structure” beginning on page 60 of the Fund’s Statement of Additional Information.
If you purchase Institutional Class or Class R-6 shares through certain programs offered by certain financial intermediaries, you may be required to pay a commission and/or other forms of compensation to the broker, or to your Financial Professional or other financial intermediary.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	C	J	Inst.	R-3	R-5	R-6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV when Sales Load is paid, whichever is less)	1.00%	1.00%	1.00%	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	C	J	Inst.	R-3	R-5	R-6
Management Fees	0.59%	0.59%	0.59%	0.59%	0.59%	0.59%	0.59%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.15%	N/A	0.25%	N/A	N/A
Other Expenses	0.11%	0.11%	0.04%	0.10%	0.32%	0.26%	0.01%
Total Annual Fund Operating Expenses	0.95%	1.70%	0.78%	0.69%	1.16%	0.85%	0.60%
Fee Waiver and Expense Reimbursement (1)(2)	(0.03)%	(0.03)%	(0.03)%	(0.03)%	(0.03)%	(0.03)%	(0.03)%
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	0.92%	1.67%	0.75%	0.66%	1.13%	0.82%	0.57%
(1)Principal Global Investors, LLC ("PGI"), the investment advisor, has contractually agreed to waive a portion of the Fund’s management fees through the period ending December 30, 2026. The fee waiver will reduce the Fund's management fees by 0.03% (expressed as a percent of average net assets on an annualized basis). It is expected that the fee waiver will continue through the period disclosed; however, Principal Funds, Inc. and PGI, the parties to the agreement, may mutually agree to terminate the fee waiver prior to the end of the period.
(2)Principal Global Investors, LLC ("PGI"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, expenses related to the ReFlow liquidity program, and tax reclaim recovery expenses and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.66% for Institutional Class shares. It is expected that the expense limit will continue through the period ending December 30, 2026; however, Principal Funds, Inc. and PGI, the parties to the agreement, may mutually agree to terminate the expense limit prior to the end of the period. Subject to applicable expense limits, the Fund may reimburse PGI for expenses incurred during the current fiscal year.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example assumes conversion of the Class C shares to Class A shares after the eighth year. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The calculation of costs takes into account any applicable contractual fee waivers and/or expense reimbursements for the period noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$639	$833	$1,044	$1,650
Class C	270	533	920	1,807
Class J	177	246	430	963
Institutional Class	67	218	381	856
Class R-3	115	366	635	1,406
Class R-5	84	268	468	1,046
Class R-6	58	189	332	747
With respect to Classes C and J shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):

	1 year	3 years	5 years	10 years
Class C	$170	$533	$920	$1,807
Class J	77	246	430	963
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20.9% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with large market capitalizations that, in the opinion of Principal Global Investors, LLC (“PGI”), the Fund’s investment advisor, display characteristics of a “blue chip” company. For this Fund, companies with large market capitalizations are those with market capitalizations similar to companies in the S&P 500® Index (as of November 30, 2025, this was between approximately $5.5 billion and $4.3 trillion). In PGI’s view, “blue chip” companies typically display some or all of the following characteristics: (1) large, well-established, and financially sound companies; and (2) considered market leaders or among the top three companies in their sector. The Fund tends to focus on securities of companies that show potential for growth of capital as well as an expectation for above-average earnings. In selecting securities in which to invest, PGI uses a bottom-up, fundamental process, focusing on a fundamental analysis of individual companies. The Fund also invests in securities of foreign companies.
The Fund is considered non-diversified, which means it can invest a higher percentage of assets in securities of individual issuers than a diversified fund. As a result, changes in the value of a single investment could cause greater fluctuations in the Fund's share price than would occur in a more diversified fund.

Principal Risks
The value of your investment in the Fund changes with the value of the Fund’s investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund are listed below in alphabetical order and not in order of significance.
Equity Securities Risk. A variety of factors can negatively impact the value of equity securities held by a fund, including a decline in the issuer’s financial condition, unfavorable performance of the issuer’s sector or industry, or changes in response to overall market and economic conditions. A fund’s principal market segment(s) (such as market capitalization or style) may underperform other market segments or the equity markets as a whole.
•Growth Style Risk. Growth investing entails the risk that if growth companies do not increase their earnings at a rate expected by investors, the market price of their stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.
Foreign Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation, or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Non-Diversification Risk. A non-diversified fund may invest a high percentage of its assets in the securities of a small number of issuers and is more likely than diversified funds to be significantly affected by a specific security’s poor performance.
Redemption and Large Transaction Risk. Ownership of the Fund’s shares may be concentrated in one or a few large investors (such as funds of funds, institutional investors, and asset allocation programs) that may redeem or purchase shares in large quantities. These transactions may cause the Fund to sell securities to meet redemptions or to invest additional cash at times it would not otherwise do so, which may result in increased transaction costs, increased expenses, changes to expense ratios, and adverse effects to Fund performance. Such transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains. Moreover, reallocations by large shareholders among share classes of a fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information at www.PrincipalAM.com/mutualfundperformance.
The bar chart shows the investment returns of the Fund’s Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). These annual returns do not reflect sales charges on Class A shares; if they did, results would be lower. The table shows for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
For periods prior to the inception date of Classes R-3 and R-5 shares (March 29, 2016), Class R-6 shares (January 3, 2017), and Class J shares (September 11, 2017), the performance shown in the table for these newer classes is that of the Fund’s Institutional Class shares, adjusted to reflect the respective fees and expenses of each class. However, where this adjustment for fees and expenses results in performance for a newer class that is higher than the historical performance of the Institutional Class shares, the historical performance of the Institutional Class shares is used. These adjustments for these newer classes result in performance for such periods that is no higher than the historical performance of the Institutional Class shares, which were first sold June 14, 2012.

Total Returns as of December 31

Highest return for a quarter during the period of the bar chart above:	Q2 2020	27.66%
Lowest return for a quarter during the period of the bar chart above:	Q2 2022	(20.37)%
Year-to-date return for Class A shares:	Q3 2025	10.97%
Average Annual Total Returns
For the periods ended December 31, 2024

	1 Year	5 Years	10 Years
Class A Return Before Taxes	14.54%	13.11%	14.36%
Class A Return After Taxes on Distributions	13.38%	12.30%	13.48%
Class A Return After Taxes on Distributions and Sale of Fund Shares	9.50%	10.40%	11.85%
Class C Return Before Taxes	19.33%	13.56%	14.32%
Class J Return Before Taxes	20.43%	14.56%	15.17%
Institutional Class Return Before Taxes	21.52%	14.70%	15.41%
Class R-3 Return Before Taxes	20.94%	14.16%	14.84%
Class R-5 Return Before Taxes	21.33%	14.51%	15.20%
Class R-6 Return Before Taxes	21.64%	14.81%	15.48%
Russell 1000 Index (reflects no deduction for fees, expenses, or taxes)	24.51%	14.28%	12.87%
Russell 1000 Growth Index (reflects no deduction for fees, expenses, or taxes)	33.36%	18.96%	16.78%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for the other share classes.
The Russell 1000 Index is the Fund's primary broad-based securities market index. The Russell 1000 Growth Index is included as an additional index for the Fund as it shows how the Fund’s performance compares with the returns of an index of funds with similar investment objectives.
Investment Advisor and Portfolio Managers
Principal Global Investors, LLC
•K. William Nolin (since 2012), Portfolio Manager
•Tom Rozycki (since 2012), Portfolio Manager

Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
A, C, and J	Initial Investment	$1,000(1)
A, C, and J	Initial Investment for accounts with an Automatic Investment Plan (AIP)	$100
A, C, and J	Subsequent Investments	$100(1)(2)
Institutional, R-3, R-5, and R-6	There are no minimum initial or subsequent investment requirements for eligible purchasers.	N/A
(1)Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.
(2)For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional by sending a written request to Principal Funds at P.O. Box 219971, Kansas City, MO 64121-9971 (regular mail) or 801 Pennsylvania Ave., Ste. 219971, Kansas City, MO 64105-1307 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principal.com).
Class C shares are subject to an 8-year automatic conversion plan whereby Class C shares held for eight years after purchase will automatically convert to Class A shares of the same Fund. See Purchase of Fund Shares for more information.
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary’s website for more information.

BOND MARKET INDEX FUND
Objective
The Fund seeks to provide current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
If you purchase Institutional Class shares through certain programs offered by certain financial intermediaries, you may be required to pay a commission and/or other forms of compensation to the broker, or to your Financial Professional or other financial intermediary.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	J	Inst.	R-3	R-5
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV when Sales Load is paid, whichever is less)	1.00%	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	J	Inst.	R-3	R-5
Management Fees (1)	0.10%	0.10%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	0.15%	N/A	0.25%	N/A
Other Expenses	0.17%	0.01%	0.33%	0.27%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.43%	0.12%	0.69%	0.38%
(1) Fees have been restated to reflect current fees.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class J	$144	$138	$241	$542
Institutional Class	12	39	68	154
Class R-3	70	221	384	859
Class R-5	39	122	213	480
With respect to Class J shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):

	1 year	3 years	5 years	10 years
Class J	$44	$138	$241	$542
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43.1% of the average value of its portfolio.

Principal Investment Strategies
Under normal circumstances, the Fund uses a passive investment approach known as “sampling” to invest at least 80% of its net assets, plus any borrowings for investment purposes, in investments designed to track the Bloomberg US Aggregate Index (the “Index”). The Index is composed of investment-grade, fixed-rate debt issues with maturities of one year or more, including government securities, corporate securities, and asset-backed and mortgage-backed securities (securitized products). As of November 30, 2025, the Index was composed of 13,913 issues. The Index is rebalanced monthly to reflect securities that have dropped out of or entered the Index in the preceding month. Generally, the Fund makes corresponding changes to its portfolio shortly after Index changes are made public. Because of the practical difficulties and expense of purchasing all of the securities in the Index, the Fund does not purchase all of the securities in the Index. Instead, the Fund uses a sampling methodology to purchase securities with generally the same risk and return characteristics of the Index. Under normal circumstances, the Fund maintains an average portfolio duration that is in line with the duration of the Index, which as of November 30, 2025 was 6.03 years. The Fund will not concentrate (i.e., invest more than 25% of its assets) its investments in a particular industry except to the extent the Index is so concentrated. As of November 30, 2025, the Index was not concentrated in any industry.
Principal Risks
The value of your investment in the Fund changes with the value of the Fund’s investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund are listed below in alphabetical order and not in order of significance.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate, credit quality, and liquidity risks. The market value of fixed-income securities generally declines when interest rates rise, and increased interest rates may adversely affect the liquidity of certain fixed-income securities. Moreover, an issuer of fixed-income securities could default on its payment obligations due to increased interest rates or for other reasons.
Index Fund Risk. Index funds use a passive investment approach and generally do not attempt to manage market volatility, use defensive strategies, or reduce the effect of any long-term periods of poor investment performance. Therefore, the Fund may hold securities that present risks that an investment advisor researching individual securities might seek to avoid. An index fund has operating and other expenses while an index does not. As a result, over time, index funds tend to underperform the index. The correlation between fund performance and index performance may also be affected by the type of passive investment approach used by a fund (sampling or replication), changes in securities markets, changes in the composition of the index, and the timing of purchases and sales of fund shares. Errors or delays in compiling or rebalancing the Index may impact the performance of the Fund and increase transaction costs.
Industry Concentration Risk. A fund that concentrates investments in a particular industry or group of industries has greater exposure than other funds to market, economic, and other factors affecting that industry or group of industries.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund’s average portfolio duration, the more sensitive the fund will be to changes in interest rates, which means funds with longer average portfolio durations may be more volatile than those with shorter durations.
Real Estate Securities Risk. Investing in real estate securities subjects the fund to the risks associated with the real estate market (which are similar to the risks associated with direct ownership in real estate), including declines in real estate values, loss due to casualty or condemnation, property taxes, interest rate changes, increased expenses, cash flow of underlying real estate assets, regulatory changes (including zoning, land use, and rents), and environmental problems, as well as to the risks related to the management skill and creditworthiness of the issuer.
Redemption and Large Transaction Risk. Ownership of the Fund’s shares may be concentrated in one or a few large investors (such as funds of funds, institutional investors, and asset allocation programs) that may redeem or purchase shares in large quantities. These transactions may cause the Fund to sell securities to meet redemptions or to invest additional cash at times it would not otherwise do so, which may result in increased transaction costs, increased expenses, changes to expense ratios, and adverse effects to Fund performance. Such transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains. Moreover, reallocations by large shareholders among share classes of a fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.

Securitized Products Risk. Investments in securitized products are subject to risks similar to traditional fixed-income securities, such as credit, interest rate, liquidity, prepayment, extension, and default risk, as well as additional risks associated with the nature of the assets and the servicing of those assets. Unscheduled prepayments on securitized products may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).
U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities. The value of U.S. government securities may be adversely impacted by changes in interest rates, changes in the credit rating of the U.S. government, or a default by the U.S. government.
U.S. Government-Sponsored Securities Risk. Securities issued by U.S. government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. government.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information at www.PrincipalAM.com/mutualfundperformance.
The bar chart shows the investment returns of the Fund’s Institutional Class shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
Total Returns as of December 31

Highest return for a quarter during the period of the bar chart above:	Q4 2023	6.70%
Lowest return for a quarter during the period of the bar chart above:	Q1 2022	(5.91)%
Year-to-date return for Institutional Class shares:	Q3 2025	6.03%

Average Annual Total Returns
For the periods ended December 31, 2024

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	1.16%	(0.46)%	1.13%
Institutional Class Return After Taxes on Distributions	(0.27)%	(2.41)%	(0.32)%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	0.69%	(0.92)%	0.37%
Class J Return Before Taxes	(0.22)%	(0.84)%	0.70%
Class R-3 Return Before Taxes	0.62%	(1.01)%	0.57%
Class R-5 Return Before Taxes	0.87%	(0.71)%	0.87%
Bloomberg US Aggregate Index (reflects no deduction for fees, expenses, or taxes)	1.25%	(0.33)%	1.35%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only and would be different for the other share classes.
Investment Advisor and Portfolio Managers
Principal Global Investors, LLC
•Jeff Callahan (since 2020), Portfolio Manager
•Darryl Trunnel (since 2019), Portfolio Manager
Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
J	Initial Investment	$1,000(1)
J	Initial Investment for accounts with an Automatic Investment Plan (AIP)	$100
J	Subsequent Investments	$100(1)(2)
Institutional, R-3, and R-5	There are no minimum initial or subsequent investment requirements for eligible purchasers.	N/A
(1)Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.
(2)For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional by sending a written request to Principal Funds at P.O. Box 219971, Kansas City, MO 64121-9971 (regular mail) or 801 Pennsylvania Ave., Ste. 219971, Kansas City, MO 64105-1307 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principal.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary’s website for more information.

CAPITAL SECURITIES FUND
Objective
The Fund seeks to provide current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (fees paid directly from your investment):    None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Share Class
S
Management Fees	0.00%
Other Expenses	0.04%
Total Annual Fund Operating Expenses	0.04%
Expense Reimbursement (1)	(0.04)%
Total Annual Fund Operating Expenses after Expense Reimbursement (2)	0.00%
(1)Principal Global Investors, LLC ("PGI"), the investment advisor, has contractually agreed to limit the Fund's expenses attributable to Class S shares by paying expenses normally payable by the Fund (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, expenses related to the ReFlow liquidity program, and tax reclaim recovery expenses and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.00%. It is expected that the expense limit will continue permanently (and, in any event, through December 30, 2026); however, Principal Funds, Inc. and PGI, the parties to the agreement, may mutually agree to terminate the expense limit.
(2)The table reflects that Principal Global Investors, LLC ("PGI"), the investment advisor, is absorbing all expenses of the Fund. You should be aware, however, that the Fund is an integral part of "wrap-fee" programs, including those sponsored by registered investment advisors and broker-dealers unaffiliated with the Fund. Participants in these programs pay a "wrap" fee to the sponsor of the program. You should carefully read the wrap-fee brochure provided to you by your sponsor or your registered investment advisor. The brochure is required to include information about the fees charged to you by the sponsor and the fees paid to the registered investment advisor.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The calculation of costs takes into account any applicable contractual fee waivers and/or expense reimbursements for the period noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class S	$0	$0	$0	$0
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19.4% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in capital securities. Capital securities include Tier 2 subordinated debt securities issued by U.S. and non-U.S. financial institutions (including, but not limited to, banks and insurance companies) and contingent convertible securities (“CoCos”), as well as preferred securities, including preferred stock and junior subordinated debt, issued by U.S. and non-U.S. corporations, financial institutions, and other issuers for purposes of satisfying regulatory capital requirements or obtaining rating agency credit. Capital securities may pay fixed-rate or adjustable-rate distributions and generally have a payment “preference” over common stock, but are junior to the issuer’s senior debt in a liquidation of the issuer’s assets.

CoCos are hybrid debt securities typically issued by banking institutions that have contractual equity conversion or principal write-down features that are triggered by regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going-concern if the conversion trigger were not exercised.
Tier 2 and preferred securities purchased by the Fund are issued by companies with senior debt rated at the time of purchase BBB- or higher by S&P Global Ratings (“S&P Global”) or Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”). The Fund may invest up to 100% of its assets in below-investment-grade (sometimes called “junk”) preferred securities, which are rated at the time of purchase Ba1 or lower by Moody’s and BB+ or lower by S&P Global. If the preferred security has been rated by only one of the rating agencies, that rating will determine the preferred security's rating; if the preferred security is rated differently by the rating agencies, the highest rating will be used; and if the preferred security has not been rated by either of the rating agencies, those selecting such investments will determine the preferred security's quality; provided, however, that the issuer of such below-investment-grade preferred securities has senior debt outstanding that is rated at the time of purchase BBB- or higher by S&P Global or Baa3 or higher by Moody’s. The Fund is not managed to a particular maturity or duration.
The Fund concentrates its investments (invests more than 25% of its net assets) in securities in one or more industries (i.e., banking, insurance, and commercial finance) within the U.S. and non-U.S. (foreign) financial services sector.
Principal Risks
The value of your investment in the Fund changes with the value of the Fund’s investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund are listed below in alphabetical order and not in order of significance.
Capital Securities Risk. In addition to the risks associated with other types of preferred securities and fixed-income securities, investing in capital securities includes the risk that the value of securities may decline in response to changes in legislation and regulations applicable to financial institutions and financial markets, increased competition, adverse changes in general or industry-specific economic conditions, or unfavorable interest rates.
Contingent Convertible Securities Risk. In addition to the general risks associated with fixed-income securities and convertible securities, the risks of investing in contingent convertible securities (“CoCos”) include the risk that a CoCo may be written down, written off, or converted into an equity security when the issuer’s capital ratio falls below a specified trigger level, or in a regulator’s discretion depending on the regulator’s judgment about the issuer’s solvency prospects. Due to these features, CoCos may have substantially greater risk than other securities in times of financial stress. If the trigger level is breached, the issuer’s decision to write down, write off, or convert a CoCo may result in the fund’s complete loss on an investment in CoCos with no chance of recovery even if the issuer remains in existence.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate, credit quality, and liquidity risks. The market value of fixed-income securities generally declines when interest rates rise, and increased interest rates may adversely affect the liquidity of certain fixed-income securities. Moreover, an issuer of fixed-income securities could default on its payment obligations due to increased interest rates or for other reasons.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation, or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
High Yield Securities Risk. High yield fixed-income securities (commonly referred to as “junk bonds”) are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.
Industry Concentration Risk. A fund that concentrates investments in a particular industry or group of industries has greater exposure than other funds to market, economic, and other factors affecting that industry or group of industries.
•Financial Services. A fund concentrating in financial services companies may be more susceptible to adverse economic or regulatory occurrences affecting financial services companies. Financial companies may be adversely affected in certain market cycles, including periods of rising interest rates, which may restrict the availability and increase the cost of capital, and declining economic conditions, which may cause credit losses due to financial difficulties of borrowers. Because many types of financial companies are especially vulnerable to these economic cycles, the Fund’s investments in these companies may lose significant value during such periods.

Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund’s average portfolio duration, the more sensitive the fund will be to changes in interest rates, which means funds with longer average portfolio durations may be more volatile than those with shorter durations.
Preferred Securities Risk. Because preferred securities have a lower priority claim on assets or earnings than senior bonds and other debt instruments in a company’s capital structure, they are subject to greater credit and liquidation risk than more senior debt instruments. In addition, preferred securities are subject to other risks, such as limited or no voting rights, deferring or skipping distributions, interest rate risk, and redeeming the security prior to any stated maturity date.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information at www.PrincipalAM.com/mutualfundperformance.
The bar chart shows the investment returns of the Fund’s Class S shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
Performance does not reflect fees charged in the wrap-fee program.
Total Returns as of December 31

Highest return for a quarter during the period of the bar chart above:	Q2 2020	12.13%
Lowest return for a quarter during the period of the bar chart above:	Q1 2020	(12.72)%
Year-to-date return for Class S shares:	Q3 2025	7.04%
Average Annual Total Returns
For the periods ended December 31, 2024

	1 Year	5 Years	10 Years
Class S Return Before Taxes	12.15%	3.48%	4.97%
Class S Return After Taxes on Distributions	10.34%	1.87%	3.21%
Class S Return After Taxes on Distributions and Sale of Fund Shares	7.83%	2.27%	3.33%
Bloomberg Global Aggregate Index (reflects no deduction for fees, expenses, or taxes)	(1.69)%	(1.96)%	0.15%
ICE BofA US All Capital Securities Index (reflects no deduction for fees, expenses, or taxes)	9.61%	2.57%	4.51%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S shares only and would be different for the other share classes.

The Bloomberg Global Aggregate Index is the Fund's primary broad-based securities market index. The ICE BofA US All Capital Securities Index is included as an additional index for the Fund as it shows how the Fund’s performance compares with the returns of an index of funds with similar investment objectives.
Investment Advisor
Principal Global Investors, LLC
Sub-Advisor and Portfolio Managers
Spectrum Asset Management, Inc. ("Spectrum")
•Fernando (“Fred”) Diaz (since 2014), Portfolio Manager
•Roberto Giangregorio (since 2014), Portfolio Manager
•L. Phillip Jacoby, IV (since 2014), Chief Investment Officer and Portfolio Manager
•Manu Krishnan (since 2014), Portfolio Manager
•Mark A. Lieb (since 2014), President and Chief Executive Officer
•Satomi Yarnell (since 2021), Portfolio Manager
Purchase and Sale of Fund Shares
Eligibility to invest in the Fund is limited to certain wrap-fee program accounts. Only wrap-fee program accounts as to which Spectrum and/or PGI have an agreement with the wrap-fee program’s sponsor (“Sponsor”) or the wrap account owner to provide investment advisory or sub-advisory services (either directly or by providing a model investment portfolio created and maintained by Spectrum and/or PGI to the Sponsor or one or more Sponsor-designated investment managers (“Eligible Wrap Accounts”)) are eligible to purchase shares of the Fund. References to Wrap Fee Advisor shall mean Spectrum and/or PGI in their role providing such services to Eligible Wrap Accounts.
A client agreement with the Sponsor to open an account in the Sponsor’s wrap-fee program typically may be obtained by contacting the Sponsor or your financial advisor. Purchase and sale decisions regarding Fund shares for your wrap-fee account ordinarily will be made by the Wrap Fee Advisor, the Sponsor, or a Sponsor-designated investment manager, depending on the particular wrap-fee program in which your wrap-fee account participates. If your wrap-fee account’s use of the Wrap Fee Advisor’s investment style is terminated by you, the Sponsor, or the Wrap Fee Advisor, your wrap-fee account will cease to be an Eligible Wrap Account, and you will be required to redeem all your shares of the Fund. Each Eligible Wrap Account, by purchasing shares, agrees to any such redemption.
There are no minimum initial or subsequent investment requirements for Eligible Wrap Accounts. Eligible Wrap Accounts may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through its intermediary.
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary’s website for more information.

DIVERSIFIED REAL ASSET FUND
SHARE CLASS LIQUIDATION NOTICE: On December 9, 2025, the Fund’s Board of Directors approved the liquidation of the Fund’s Class R-3 shares. Following the close of business on or about March 27, 2026, outstanding Class R-3 shares of the Fund will be redeemed at net asset value on such date, and proceeds will be sent to shareholders of record. The Fund expects that the liquidation and redemption of Class R-3 shares will result in a capital gain or loss to the taxable shareholders in the same manner as a voluntary redemption. Taxable shareholders should consult their tax advisors regarding the tax treatment of the liquidation and redemption, as well as any voluntary redemption or exchange, prior to the liquidation date.
On or about March 27, 2026, delete references to Class R-3 shares of this Fund from the Prospectus.
Objective
The Fund seeks a long-term total return in excess of inflation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of Principal Funds, Inc. More information about these and other discounts is available from your financial intermediary and in “Choosing a Share Class and The Costs of Investing” beginning on page 105 of the Fund’s Prospectus, Appendix B to the Prospectus titled "Intermediary-Specific Sales Charge Waivers and Reductions," and “Multiple Class Structure” beginning on page 60 of the Fund’s Statement of Additional Information.
If you purchase Institutional Class or Class R-6 shares through certain programs offered by certain financial intermediaries, you may be required to pay a commission and/or other forms of compensation to the broker, or to your Financial Professional or other financial intermediary.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	Inst.	R-3	R-6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV when Sales Load is paid, whichever is less)	1.00%	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	Inst.	R-3	R-6
Management Fees	0.76%	0.76%	0.76%	0.76%
Distribution and/or Service (12b-1) Fees	0.25%	N/A	0.25%	N/A
Other Expenses (1)	0.19%	0.13%	0.35%	0.03%
Acquired Fund Fees and Expenses	0.03%	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses	1.23%	0.92%	1.39%	0.82%
Expense Reimbursement (2)	0.00%	(0.05)%	N/A	0.00%
Total Annual Fund Operating Expenses after Expense Reimbursement	1.23%	0.87%	1.39%	0.82%
(1) Includes 0.01% of expenses associated with the reclaim of foreign taxes paid. The expense is not subject to the contractual expense limit.
(2)Principal Global Investors, LLC ("PGI"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, expenses related to the ReFlow liquidity program, and tax reclaim recovery expenses and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.20% for Class A and 0.83% for Institutional Class shares. In addition, for Class R-6, the expense limit will maintain "Other Expenses" (expressed as a percent of average net assets on an annualized basis) not to exceed 0.02% (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, expenses related to the ReFlow liquidity program, and tax reclaim recovery expenses and other extraordinary expenses). It is expected that the expense limits will continue through the period ending December 30, 2026; however, Principal Funds, Inc. and PGI, the parties to the agreement, may mutually agree to terminate the expense limits prior to the end of the period. Subject to applicable expense limits, the Fund may reimburse PGI for expenses incurred during the current fiscal year.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The calculation of costs takes into account any applicable contractual fee waivers and/or expense reimbursements for the period noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$496	$751	$1,025	$1,808
Institutional Class	89	288	504	1,127
Class R-3	142	440	761	1,669
Class R-6	84	262	455	1,014
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 85.9% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in investments related to real assets and real asset companies. The Fund allocates its assets among general investment categories related to real assets, which include tangible assets and investments that are expected to perform well in periods of rising or high inflation, such as the following: infrastructure, natural resources, commodities, and real estate. In pursuing these strategies, the Fund invests in equity securities, including growth and value securities, of any market capitalization size (small, medium, large); U.S. and foreign securities; and derivative instruments, such as forwards, futures, swaps, and options. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. The Fund concentrates its investments (invests more than 25% of its net assets) in securities of one or more of the following industries: real estate, energy, natural resources, and infrastructure.
In managing the Fund, Principal Global Investors, LLC (“PGI”), the Fund’s investment advisor, determines the Fund’s strategic asset allocation among actively managed and passively managed (index) strategies that are executed by PGI and multiple sub-advisors. PGI has considerable latitude in allocating the Fund’s assets among the general investment categories listed below. The Fund uses strategies and sub-advisors to varying degrees and may change allocations, add new or eliminate existing strategies and sub-advisors, and temporarily or permanently reduce allocations from time to time such that the Fund would have little or no assets allocated to a particular strategy or sub-advisor.
Infrastructure. The Fund invests in companies that own or operate infrastructure assets related to the transportation, communications, water, electricity transmission and distribution, and oil and gas storage, processing, and transportation industries.
Natural Resources. The Fund invests in securities of companies that primarily own, explore, mine, process, or otherwise develop natural resources, or agricultural commodities and products, or that supply goods and services to such companies. These include companies contributing to and/or profiting from these sectors, especially those active in production, processing, and supply chain services. Natural resources generally include precious metals, such as gold, silver and platinum; ferrous and nonferrous metals, such as iron, aluminum, and copper; strategic metals, such as uranium and titanium; hydrocarbons, such as coal, oil, and natural gas; timber and wood products; and undeveloped real property.

Commodities. Commodities are assets that have tangible properties, such as oil, coal, natural gas, agricultural products, industrial metals, livestock, and precious metals. To gain exposure to the commodities markets without investing directly in physical commodities, the Fund invests in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Cayman Subsidiary”) and fixed-income securities (primarily short-term U.S. Treasury and Agency notes and bonds). In order to gain exposure to the commodity markets within the limitations of certain federal tax law requirements, the Cayman Subsidiary invests in commodity-linked equities, commodity-linked exchange traded funds (ETFs), and commodity-linked derivatives, including commodity-linked swaps, commodity futures, and forward contracts and/or options on commodities, as well as instruments such as fixed-income securities (cash, cash equivalents, and/or U.S. Treasury and Agency notes and bonds), either as investments or to serve as margin or collateral for the Cayman Subsidiary’s derivatives positions.
Real Estate. The Fund invests in equity securities of companies that have at least 50% of their assets, income, or profits derived from products or services related to the real estate industry (“real estate companies”). Real estate companies include real estate investment trusts (“REITs”), REIT-like entities, and companies with substantial real estate holdings such as paper, lumber, hotel, and entertainment companies, as well as building supply manufacturers, mortgage lenders, and mortgage servicing companies.
Principal Risks
The value of your investment in the Fund changes with the value of the Fund’s investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund are listed below in alphabetical order and not in order of significance.
Asset Allocation Risk. A fund’s selection and weighting of asset classes and allocation among sub-advisors may cause it to underperform other funds with a similar investment objective.
Cayman Subsidiary Risk. The Fund is subject to the particular risks associated with the investments of the Fund’s wholly-owned Cayman Subsidiary, namely commodity-related investments risk, counterparty risk, and derivatives risk. The Cayman Subsidiary is not registered under the Investment Company Act of 1940 and is not subject to all the investor protections of the Investment Company Act of 1940. The laws of the Cayman Islands and/or the United States (including the IRS position on income earned from wholly-owned subsidiaries described in past IRS private letter rulings) may change, resulting in the inability of the Fund and/or the Cayman Subsidiary to operate as described in this Prospectus.
Commodity-Related Investments Risk. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and economic health, political, international, regulatory, and other developments. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities.
Counterparty Risk. Counterparty risk is the risk that the counterparty to a contract or other obligation will be unable or unwilling to honor its obligations.
Derivatives Risk. Derivatives may not move in the direction anticipated by the portfolio manager. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so, and result in disproportionate losses that may be substantially greater than a fund’s initial investment.
•Forward Contracts, Futures, and Swaps. Forward contracts, futures, and swaps involve specific risks, including: the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward contract, future, or swap; possible lack of a liquid secondary market for a forward contract, future, or swap and the resulting inability to close a forward contract, future, or swap when desired; counterparty risk; and if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements.
•Options. Options involve specific risks, including: the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the options; counterparty risk; difference in trading hours for the options markets and the markets for the underlying securities (rate movements can take place in the underlying markets that cannot be reflected in the options markets); and an insufficient liquid secondary market for particular options.

Energy Sector Risk. The market value of securities in the energy sector may decline for many reasons, including, among others, changes in energy prices, energy supply and demand, government regulations, and energy conservation efforts. Energy companies can be significantly affected by the supply of, and demand for, specific products (e.g., oil and natural gas) and services, exploration and production spending, government subsidization and tax incentives, world events, and general economic conditions. In addition, renewable energy companies may be more volatile than companies operating in more established industries. Seasonal weather conditions, extreme weather, or other natural disasters could have a disproportionate effect on renewable energy companies versus other types of energy companies. These factors could impact the ability of renewable energy companies to pay dividends comparable to those paid by other types of energy companies.
Equity Securities Risk. A variety of factors can negatively impact the value of equity securities held by a fund, including a decline in the issuer’s financial condition, unfavorable performance of the issuer’s sector or industry, or changes in response to overall market and economic conditions. A fund’s principal market segment(s) (such as market capitalization or style) may underperform other market segments or the equity markets as a whole.
•Growth Style Risk. Growth investing entails the risk that if growth companies do not increase their earnings at a rate expected by investors, the market price of their stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.
•Smaller Companies Risk. Investments in smaller companies may involve greater risk and price volatility than investments in larger, more mature companies. Smaller companies may have limited product lines, markets, or financial resources; lack the competitive strength of larger companies; have less experienced managers; or depend on a few key employees. Their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than securities of larger companies.
•Value Style Risk. Value investing entails the risk that value stocks may continue to be undervalued by the market for extended periods, including the entire period during which the stock is held by a fund, or the events that would cause the stock price to increase may not occur as anticipated or at all. Moreover, a stock that appears to be undervalued actually may be appropriately priced at a low level and, therefore, would not be profitable for the fund.
Foreign Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation, or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Index Fund Risk. Index funds use a passive investment approach and generally do not attempt to manage market volatility, use defensive strategies, or reduce the effect of any long-term periods of poor investment performance. Therefore, the Fund may hold securities that present risks that an investment advisor researching individual securities might seek to avoid. An index fund has operating and other expenses while an index does not. As a result, over time, index funds tend to underperform the index. The correlation between fund performance and index performance may also be affected by the type of passive investment approach used by a fund (sampling or replication), changes in securities markets, changes in the composition of the index, and the timing of purchases and sales of fund shares. Errors or delays in compiling or rebalancing the Index may impact the performance of the Fund and increase transaction costs.

Industry Concentration Risk. A fund that concentrates investments in a particular industry or group of industries has greater exposure than other funds to market, economic, and other factors affecting that industry or group of industries.
•Energy/Natural Resources. A fund concentrating in energy/natural resource companies may be affected by numerous factors, including events occurring in nature, inflationary pressures, international politics, the success of exploration projects, commodity prices, energy conservation, taxes, and other government regulations. In addition, interest rates and general economic conditions may affect the demand for energy/natural resources. For example, events occurring in nature (such as earthquakes or fires in prime energy/natural resource areas) and political events (such as coups, military confrontations, or acts of terrorism) can affect overall supply of energy/natural resources and the value of companies involved in energy/natural resources.
•Infrastructure. A fund concentrating in infrastructure-related assets is subject to numerous related risks, including the following: supply and demand for services from and access to infrastructure; operational and technical risks; government and political involvement, including changes in laws and regulations; environmental claims; changes in energy prices; natural disasters, terrorist events, and under-insured or uninsurable losses; and complex legal agreements and claims. Moreover, it may be difficult for the Fund to dispose of an infrastructure investment at an attractive price or at the appropriate time or in response to changing market conditions, or the Fund may otherwise be unable to complete a favorable exit strategy.
•Real Estate. A fund concentrating in the real estate industry is subject to the risks associated with direct ownership of real estate, securities of companies in the real estate industry, and/or real estate investment trusts.
Leverage Risk. Leverage created by borrowing or certain types of transactions or investments may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility of the Fund’s net asset value, or diminish the Fund’s performance.
Real Estate Investment Trusts (“REITs”) Risk. In addition to risks associated with investing in real estate securities, REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. Investment in REITs also involves risks similar to risks of investing in small market capitalization companies, such as limited financial resources, less frequent and limited volume trading, and may be subject to more abrupt or erratic price movements than larger company securities. A REIT could fail to qualify for tax-free pass-through of income under the Internal Revenue Code. Fund shareholders will indirectly bear their proportionate share of the expenses of REITs in which the fund invests.
Real Estate Securities Risk. Investing in real estate securities subjects the fund to the risks associated with the real estate market (which are similar to the risks associated with direct ownership in real estate), including declines in real estate values, loss due to casualty or condemnation, property taxes, interest rate changes, increased expenses, cash flow of underlying real estate assets, regulatory changes (including zoning, land use, and rents), and environmental problems, as well as to the risks related to the management skill and creditworthiness of the issuer.
Redemption and Large Transaction Risk. Ownership of the Fund’s shares may be concentrated in one or a few large investors (such as funds of funds, institutional investors, and asset allocation programs) that may redeem or purchase shares in large quantities. These transactions may cause the Fund to sell securities to meet redemptions or to invest additional cash at times it would not otherwise do so, which may result in increased transaction costs, increased expenses, changes to expense ratios, and adverse effects to Fund performance. Such transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains. Moreover, reallocations by large shareholders among share classes of a fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.
Utilities Sector Risk. Companies in the utilities sector are sensitive to changes in interest rates and other economic conditions, government regulation, uncertainties created by deregulation, environmental protection or energy conservation policies and practices, the level and demand for services, and the cost and delay of technological developments.

Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information at www.PrincipalAM.com/mutualfundperformance.
The bar chart shows the investment returns of the Fund’s Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). These annual returns do not reflect sales charges on Class A shares; if they did, results would be lower. The table shows for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
For periods prior to the inception date of Class R-3 shares (March 29, 2016), the performance shown in the table for Class R-3 is that of the Fund’s Institutional Class shares, adjusted to reflect the fees and expenses of Class R-3. However, where this adjustment for fees and expenses results in performance for Class R-3 that is higher than the historical performance of the Institutional Class shares, the historical performance of the Institutional Class shares is used. These adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares, which were first sold March 16, 2010.
Total Returns as of December 31

Highest return for a quarter during the period of the bar chart above:	Q2 2020	11.09%
Lowest return for a quarter during the period of the bar chart above:	Q1 2020	(19.62)%
Year-to-date return for Class A shares:	Q3 2025	11.52%

Average Annual Total Returns
For the periods ended December 31, 2024

	1 Year	5 Years	10 Years
Class A Return Before Taxes	(1.16)%	2.85%	2.03%
Class A Return After Taxes on Distributions	(1.78)%	1.44%	1.01%
Class A Return After Taxes on Distributions and Sale of Fund Shares	(0.50)%	1.83%	1.26%
Institutional Class Return Before Taxes	3.08%	4.03%	2.80%
Class R-3 Return Before Taxes	2.21%	3.42%	2.24%
Class R-6 Return Before Taxes	3.14%	4.07%	2.85%
MSCI ACWI Index NTR (reflects withholding taxes on foreign dividends, but no deduction for fees, expenses, or other taxes)	17.49%	10.06%	9.23%
Diversified Real Asset Index (Linked) (except as noted for the below indexes, reflects no deduction for fees, expenses, or taxes)	4.41%	4.03%	3.83%
S&P Global Infrastructure Index NTR (reflects withholding taxes on foreign dividends, but no deduction for fees, expenses, or other taxes)	14.05%	4.40%	5.00%
FTSE EPRA Nareit Developed Net Tax Index (reflects withholding taxes on foreign dividends, but no deduction for fees, expenses, or other taxes)	0.94%	(1.00)%	2.23%
S&P Global Natural Resources Index NTR (reflects withholding taxes on foreign dividends, but no deduction for fees, expenses, or other taxes)	(8.85)%	5.13%	4.63%
Bloomberg Commodity Index TR (reflects no deduction for fees, expenses, or taxes)	5.38%	6.77%	1.28%
Diversified Real Asset Index (Linked) (except as noted for the below indexes, reflects no deduction for fees, expenses, or taxes)	4.21%	4.06%	3.59%
S&P Global Infrastructure Index NTR (reflects withholding taxes on foreign dividends, but no deduction for fees, expenses, or other taxes)	14.05%	4.40%	5.00%
FTSE EPRA Nareit Developed Net Tax Index (reflects withholding taxes on foreign dividends, but no deduction for fees, expenses, or other taxes)	0.94%	(1.00)%	2.23%
S&P Global Natural Resources Index NTR (reflects withholding taxes on foreign dividends, but no deduction for fees, expenses, or other taxes)	(8.85)%	5.13%	4.63%
Bloomberg Commodity Index TR (reflects no deduction for fees, expenses, or taxes)	5.38%	6.77%	1.28%
Bloomberg US Treasury Inflation Notes (reflects no deduction for fees, expenses, or taxes)	1.84%	1.87%	2.24%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for the other share classes.
The MSCI ACWI Index NTR is the Fund's primary broad-based securities market index. The Diversified Real Asset Index (Linked) is a blended index and is included as an additional index for the Fund to show how the Fund’s performance compares with returns of indices of funds with similar investment objectives. Performance of the components of the blended index are also shown. Effective as of December 31, 2025, the Fund changed the weightings of the Diversified Real Asset Index (Linked) to the following because such weightings more closely align with the Fund's investment approach: 35% S&P Global Infrastructure Index NTR, 25% FTSE EPRA Nareit Developed Net Tax Index, 20% S&P Global Natural Resources Index NTR, and 20% Bloomberg Commodity Index TR. Prior to December 31, 2025, the weightings of the Diversified Real Asset Index (Linked) were as follows: 30% S&P Global Infrastructure Index NTR, 25% FTSE EPRA Nareit Developed Net Tax Index, 15% S&P Global Natural Resources Index NTR, 15% Bloomberg Commodity Index TR, and 15% Bloomberg US Treasury Inflation Notes. The blended index returns reflect the allocations described in the preceding sentences and are as of December 31, 2024.

Investment Advisor and Portfolio Managers
Principal Global Investors, LLC
•Jessica S. Bush (since 2014), Portfolio Manager
•Benjamin E. Rotenberg (since 2014), Portfolio Manager
•May Tong (since 2021), Portfolio Manager
Sub-Advisors
BlackRock Financial Management, Inc. (remove on or about January 15, 2026)
ClearBridge Investments (North America) Pty Limited
CoreCommodity Management, LLC
Newton Investment Management North America LLC
Nomura Investments Fund Advisers
Nuveen Asset Management, LLC
Pictet Asset Management SA
Principal Real Estate Investors, LLC
Wellington Management Company LLP
Sub-Sub-Advisor
BlackRock International Limited (remove on or about January 15, 2026)
Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
A	Initial Investment	$1,000(1)
A	Initial Investment for accounts with an Automatic Investment Plan (AIP)	$100
A	Subsequent Investments	$100(1)(2)
Institutional, R-3, and R-6	There are no minimum initial or subsequent investment requirements for eligible purchasers.	N/A
(1)Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.
(2)For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional by sending a written request to Principal Funds at P.O. Box 219971, Kansas City, MO 64121-9971 (regular mail) or 801 Pennsylvania Ave., Ste. 219971, Kansas City, MO 64105-1307 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principal.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary’s website for more information.

GLOBAL LISTED INFRASTRUCTURE FUND
Objective
The Fund seeks total return.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
If you purchase Institutional Class shares through certain programs offered by certain financial intermediaries, you may be required to pay a commission and/or other forms of compensation to the broker, or to your Financial Professional or other financial intermediary.
Shareholder Fees (fees paid directly from your investment): None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Share Class
Inst.
Management Fees	0.75%
Other Expenses	0.19%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.95%
Fee Waiver and Expense Reimbursement (1)(2)	(0.29)%
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	0.66%
(1)Principal Global Investors, LLC ("PGI"), the investment advisor, has contractually agreed to waive a portion of the Fund’s management fees through the period ending December 30, 2026. The fee waiver will reduce the Fund's management fees by 0.11% (expressed as a percent of average net assets on an annualized basis). It is expected that the fee waiver will continue through the period disclosed; however, Principal Funds, Inc. and PGI, the parties to the agreement, may mutually agree to terminate the fee waiver prior to the end of the period.
(2)Principal Global Investors, LLC ("PGI"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, expenses related to the ReFlow liquidity program, and tax reclaim recovery expenses and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.65% for Institutional Class shares. It is expected that the expense limit will continue through the period ending December 30, 2026; however, Principal Funds, Inc. and PGI, the parties to the agreement, may mutually agree to terminate the expense limit prior to the end of the period. Subject to applicable expense limits, the Fund may reimburse PGI for expenses incurred during the current fiscal year.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The calculation of costs takes into account any applicable contractual fee waivers and/or expense reimbursements for the period noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class	$67	$274	$497	$1,140
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 36.7% of the average value of its portfolio.

Principal Investment Strategies
The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in securities issued by listed infrastructure companies. A “listed infrastructure company” is a publicly traded company engaged in the development, operation, and management of infrastructure assets. Infrastructure assets include but are not limited to utilities (electric, gas, water), transportation infrastructure (airports, highways, railways, marine ports), energy infrastructure (renewable energy generation, oil and gas pipeline operators), and communications infrastructure (cell phone tower operators, data centers, other providers of telecommunication services).
The Fund invests primarily in equity securities regardless of market capitalization (small, medium, or large) and invests in both value and growth securities. The Fund also invests in real estate investment trusts (“REITs”) but only those REITs that are engaged in the development, operation, or management of infrastructure assets. In addition, under normal circumstances, the Fund holds investments tied economically to multiple countries and invests at least 40% of its net assets, measured at the time of purchase, in securities of issuers organized or located outside the United States or doing a substantial amount of business outside the United States, including those located in emerging markets, such as China.
The Fund also concentrates its investments (invests more than 25% of its net assets) in securities in the utilities industry.
The sub-advisor initially identifies listed infrastructure companies and assesses them against the following three metrics: overall quality, valuation, and market perception. After it has assessed a potential investment against these three metrics, the sub-advisor assesses the remaining companies for their alignment with the United Nations Sustainable Development Goals (“SDGs”), a set of non-binding overarching policy objectives adopted by the United Nations. The sub-advisor applies these assessments to each potential investment (other than cash and cash equivalents).
The sub-advisor’s assessment of a company’s overall quality metric consists of assessments of several key measurements, which include, among others, a company’s financial condition; profitability and projected growth; management quality; market outlook; environmental, social, and governance practices; and infrastructure business quality, which covers the strength of a company’s regulatory relationships, the nature of its contractual and regulatory right to operate its assets, and the predictability and longevity of its cash flows.
The sub-advisor measures a company’s environmental, social, and governance practices and potential for those practices to improve by, among other things, maintaining a proprietary ratings framework, supplemented by insights from third-party research providers and regular engagement with company management teams.
The sub-advisor’s valuation assessment involves the construction of discounted cash flow-based valuation models for potential investments. The sub-advisor’s market perception analysis seeks to identify companies whose fundamentals, in the sub-advisor's opinion, are over- or under-appreciated by other market participants.
Before selecting a company’s security for Fund investment, the sub-advisor also evaluates the company’s alignment with the SDGs generally but with a special emphasis on the following goals: clean water and sanitation; affordable and clean energy; decent work (e.g. economic and job security) and economic growth; industry (e.g., inclusive and sustainable industrial development), innovation, and infrastructure; sustainable cities and communities; and climate action. The sub-advisor’s assessments of a company’s overall quality (which includes an assessment of a company’s sustainability practices) and SDG alignment emphasize the topics that the sub-advisor believes to be financially material.

Principal Risks
The value of your investment in the Fund changes with the value of the Fund’s investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund are listed below in alphabetical order and not in order of significance.
Emerging Markets Risk. Investments in emerging markets may have more risk than those in developed markets because the emerging markets are less developed and more illiquid. Emerging markets can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile. The U.S. Securities and Exchange Commission, the U.S. Department of Justice, and other U.S. authorities may be limited in their ability to pursue bad actors in emerging markets, including with respect to fraud.
•China Investment Risk. The Fund invests a significant portion of its assets in securities of issuers located or operating in China. Investing in China involves certain heightened risks and considerations, including, among others: frequent trading suspensions and government interventions (including by nationalizing assets); currency exchange rate fluctuations or blockages; limits on using brokers and on foreign ownership; different financial reporting standards; higher dependence on exports and international trade; political and social instability; infectious disease outbreaks; regional and global conflicts; increased trade tariffs, embargoes, and other trade limitations; custody and other risks associated with programs used to access Chinese securities; and uncertainties in tax rules that could result in unexpected tax liabilities for the Fund. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities. Moreover, actions by the U.S. government, such as delisting of certain Chinese companies from U.S. securities exchanges or otherwise restricting their operations in the U.S., may negatively impact the value of such securities held by the Fund.
Energy Sector Risk. The market value of securities in the energy sector may decline for many reasons, including, among others, changes in energy prices, energy supply and demand, government regulations, and energy conservation efforts. Energy companies can be significantly affected by the supply of, and demand for, specific products (e.g., oil and natural gas) and services, exploration and production spending, government subsidization and tax incentives, world events, and general economic conditions. In addition, renewable energy companies may be more volatile than companies operating in more established industries. Seasonal weather conditions, extreme weather, or other natural disasters could have a disproportionate effect on renewable energy companies versus other types of energy companies. These factors could impact the ability of renewable energy companies to pay dividends comparable to those paid by other types of energy companies.
Equity Securities Risk. A variety of factors can negatively impact the value of equity securities held by a fund, including a decline in the issuer’s financial condition, unfavorable performance of the issuer’s sector or industry, or changes in response to overall market and economic conditions. A fund’s principal market segment(s) (such as market capitalization or style) may underperform other market segments or the equity markets as a whole.
•Growth Style Risk. Growth investing entails the risk that if growth companies do not increase their earnings at a rate expected by investors, the market price of their stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.
•Smaller Companies Risk. Investments in smaller companies may involve greater risk and price volatility than investments in larger, more mature companies. Smaller companies may have limited product lines, markets, or financial resources; lack the competitive strength of larger companies; have less experienced managers; or depend on a few key employees. Their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than securities of larger companies.
•Value Style Risk. Value investing entails the risk that value stocks may continue to be undervalued by the market for extended periods, including the entire period during which the stock is held by a fund, or the events that would cause the stock price to increase may not occur as anticipated or at all. Moreover, a stock that appears to be undervalued actually may be appropriately priced at a low level and, therefore, would not be profitable for the fund.
Foreign Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.

Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation, or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Industry Concentration Risk. A fund that concentrates investments in a particular industry or group of industries has greater exposure than other funds to market, economic, and other factors affecting that industry or group of industries.
•Utilities Sector Risk. Companies in the utilities sector are sensitive to changes in interest rates and other economic conditions, government regulation, uncertainties created by deregulation, environmental protection or energy conservation policies and practices, the level and demand for services, and the cost and delay of technological developments.
Real Estate Investment Trusts (“REITs”) Risk. In addition to risks associated with investing in real estate securities, REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. Investment in REITs also involves risks similar to risks of investing in small market capitalization companies, such as limited financial resources, less frequent and limited volume trading, and may be subject to more abrupt or erratic price movements than larger company securities. A REIT could fail to qualify for tax-free pass-through of income under the Internal Revenue Code. Fund shareholders will indirectly bear their proportionate share of the expenses of REITs in which the fund invests.
Real Estate Securities Risk. Investing in real estate securities subjects the fund to the risks associated with the real estate market (which are similar to the risks associated with direct ownership in real estate), including declines in real estate values, loss due to casualty or condemnation, property taxes, interest rate changes, increased expenses, cash flow of underlying real estate assets, regulatory changes (including zoning, land use, and rents), and environmental problems, as well as to the risks related to the management skill and creditworthiness of the issuer.
Redemption and Large Transaction Risk. Ownership of the Fund’s shares may be concentrated in one or a few large investors (such as funds of funds, institutional investors, and asset allocation programs) that may redeem or purchase shares in large quantities. These transactions may cause the Fund to sell securities to meet redemptions or to invest additional cash at times it would not otherwise do so, which may result in increased transaction costs, increased expenses, changes to expense ratios, and adverse effects to Fund performance. Such transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains. Moreover, reallocations by large shareholders among share classes of a fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.
Sustainable Investing Risk. Investing in companies that meet certain sustainability standards may affect the Fund’s exposure to certain companies and industries. The Fund’s performance may at times be better or worse than funds that do not consider sustainability criteria or that consider different criteria. The consideration of sustainability is qualitative and subjective by nature and there is no assurance that any strategy that considers sustainability factors will be successful or profitable. Further, investors may differ in their views of what constitutes positive or negative sustainability characteristics of a security. There is no guarantee that the criteria used, or judgment exercised, will reflect the beliefs or values of any particular investor.
Telecommunication Services Risk. The telecommunications industry is subject to governmental regulation and a greater price volatility than the overall market, and the products and services of telecommunications companies may be subject to rapid obsolescence resulting from changing consumer tastes, intense competition, and strong market reactions to technological developments throughout the industry. Companies in the telecommunications sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology.
Transportation Risk. Companies in the transportation industry may be adversely affected by economic changes, increases in fuel and operating costs, labor relations, and insurance costs. Transportation companies may also be subject to significant government regulation and oversight, which may adversely affect their businesses.

Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information at www.PrincipalAM.com/mutualfundperformance.
The bar chart shows the investment returns of the Fund’s Institutional Class shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
Life of Fund returns are measured from the date the Fund’s shares were first sold (September 22, 2022).
Total Returns as of December 31

Highest return for a quarter during the period of the bar chart above:	Q3 2024	13.97%
Lowest return for a quarter during the period of the bar chart above:	Q3 2023	(9.44)%
Year-to-date return for Institutional Class shares:	Q3 2025	15.18%
Average Annual Total Returns
For the periods ended December 31, 2024

	1 Year	Life of Fund
Institutional Class Return Before Taxes	6.04%	8.15%
Institutional Class Return After Taxes on Distributions	4.55%	6.13%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	4.52%	5.81%
MSCI ACWI Index NTR (reflects withholding taxes on foreign dividends, but no deduction for fees, expenses, or other taxes)	17.49%	19.71%
FTSE Global Core Infrastructure 50/50 Net Tax Index (reflects withholding taxes on foreign dividends, but no deduction for fees, expenses, or other taxes)	9.53%	5.15%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only and would be different for the other share classes.
The MSCI ACWI Index NTR is the Fund's primary broad-based securities market index. The FTSE Global Core Infrastructure 50/50 Net Tax Index is included as an additional index for the Fund as it shows how the Fund’s performance compares with the returns of an index of funds with similar investment objectives.
Investment Advisor
Principal Global Investors, LLC
Sub-Advisor and Portfolio Manager
Principal Real Estate Investors, LLC
•Emily Foshag (since 2022), Portfolio Manager
•Alex Mottershead (since 2024), Portfolio Manager

Purchase and Sale of Fund Shares
For Institutional Class shares, there are no minimum initial or subsequent investment requirements for eligible purchasers.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional by sending a written request to Principal Funds at P.O. Box 219971, Kansas City, MO 64121-9971 (regular mail) or 801 Pennsylvania Ave., Ste. 219971, Kansas City, MO 64105-1307 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principal.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary’s website for more information.

GLOBAL MACRO FUND
Objective
The Fund seeks to achieve long-term capital appreciation while managing portfolio volatility.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
If you purchase Class R-6 shares through certain programs offered by certain financial intermediaries, you may be required to pay a commission and/or other forms of compensation to the broker, or to your Financial Professional or other financial intermediary.
Shareholder Fees (fees paid directly from your investment): None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Share Class
R-6
Management Fees	0.75%
Other Expenses (1)	0.06%
Total Annual Fund Operating Expenses	0.81%
Expense Reimbursement (2)	(0.02)%
Total Annual Fund Operating Expenses after Expense Reimbursement	0.79%
(1) Based on estimated expenses for the current fiscal year.
(2) Principal Global Investors, LLC ("PGI"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, expenses related to the ReFlow liquidity program, and tax reclaim recovery expenses and other extraordinary expenses) to maintain "Other Expenses" (expressed as a percent of average net assets on an annualized basis) not to exceed 0.04% for Class R-6 shares. It is expected that the expense limit will continue through the period ending December 30, 2026; however, Principal Funds, Inc. and PGI, the parties to the agreement, may mutually agree to terminate the expense limit prior to the end of the period. Subject to applicable expense limits, the Fund may reimburse PGI for expenses incurred during the current fiscal year.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The calculation of costs takes into account any applicable contractual fee waivers and/or expense reimbursements for the period noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Class R-6	$81	$257
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. This is a new fund and does not yet have a portfolio turnover rate to disclose.
Principal Investment Strategies
The Fund provides long and short exposure to a broad spectrum of global assets (namely, derivatives that provide exposure to equities, currencies, fixed-income securities, and commodities) to profit from movement in the price of asset classes that are sensitive to macroeconomic conditions. There are generally no limits on these asset class exposures.
Under normal market conditions, the Fund will have investment exposure to at least three countries (excluding the United States) and combined exposure to foreign securities, foreign currencies, and other foreign investments equal to at least 40% of the Fund’s net assets. This foreign exposure includes sovereign debt and emerging market assets.

The Fund will generally not invest directly in securities as a principal investment strategy (other than U.S. government securities). It will, however, have exposure to securities by investing in derivatives. The fixed-income securities to which the Fund will have exposure, as a principal investment strategy and through derivative positions, is sovereign debt. There are generally no limitations on the maturity, duration, credit quality, or geographic concentrations (other than the “global” metric disclosed above) of the fixed-income assets to which the Fund will be exposed.
The derivatives in which the Fund primarily invests are futures, forward contracts, and swaps. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. The Fund invests in derivatives for various purposes, including to gain exposure to certain asset classes, to attempt to reduce risk, and to generate return. The Fund may invest in money market funds to provide collateral for certain derivative positions and other financial instruments.
The Fund takes long and short positions in derivative instruments. Short positions benefit from a decrease in price of the underlying instrument and lose value if the price of the underlying instrument increases. Long positions profit if the value of the instrument increases. Simultaneously maintaining long and short positions helps reduce the net exposure to general market movements. The Fund also takes relative value positions in an effort capitalize on price differences among securities in the same asset class.
In pursuing its investment strategies, the Fund, either directly or through its wholly-owned subsidiary organized under the laws of the Cayman Islands (the “Cayman Subsidiary”), invests in commodity-linked derivatives and in instruments such as cash and cash equivalents, and/or U.S. governments securities, either as investments or to serve as margin or collateral for derivative positions.
Commodities are assets that have tangible properties, such as oil, natural gas, agricultural products, industrial metals, livestock, and precious metals. In pursuing certain commodity strategies, the Fund invests its assets in the Cayman Subsidiary to gain exposure to the commodity markets within the limitations of the federal tax law requirements applicable to regulated investment companies under the Internal Revenue Code of 1986. The Fund’s investment in its Cayman Subsidiary at any time will not exceed 25% of the Fund’s net assets.
The Fund intends to pursue a disciplined investment process that consists of the following elements, among others: return strategies that express long and short views across a range of assets and asset classes and are designed to identify both cross-sectional and macroeconomic mis-pricings (market value versus fundamental value) and risk premia (anticipated extra return for taking on a particular risk); a proprietary risk model that estimates market risk on traded assets; a proprietary optimization model that seeks to achieve risk-adjusted returns combining return strategies, risk estimates, and constraints; and a portfolio management team overseeing the process to help ensure investment views and implementation behave as desired.
In addition to these fundamental bottom-up analyses performed on potential portfolio investments, the Fund manager analyzes macroeconomic conditions when selecting potential investments. These macroeconomic conditions include, among others, inflation and growth expectations, interest rate levels and trends, and overall market sentiment. The Fund establishes long and short positions through a systematic investment process that incorporates a range of data inputs, including macroeconomic indicators and market-based data. The Fund’s quantitative models assess macroeconomic mis-pricings and associated risk premia to evaluate the relative attractiveness of various assets and asset classes. Based on the views generated from the systematic investment process, the Fund takes long positions in assets deemed attractive and short positions in assets deemed less attractive.
Principal Risks
The value of your investment in the Fund changes with the value of the Fund’s investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund are listed below in alphabetical order and not in order of significance.
Cayman Subsidiary Risk. The Fund is subject to the particular risks associated with the investments of the Fund’s wholly-owned Cayman Subsidiary, namely commodity-related investments risk, counterparty risk, and derivatives risk. The Cayman Subsidiary is not registered under the Investment Company Act of 1940 and is not subject to all the investor protections of the Investment Company Act of 1940. The laws of the Cayman Islands and/or the United States (including the IRS position on income earned from wholly-owned subsidiaries described in past IRS private letter rulings) may change, resulting in the inability of the Fund and/or the Cayman Subsidiary to operate as described in this Prospectus.

Commodity-Related Investments Risk. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and economic health, political, international, regulatory, and other developments. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities.
Counterparty Risk. Counterparty risk is the risk that the counterparty to a contract or other obligation will be unable or unwilling to honor its obligations.
Derivatives Risk. Derivatives may not move in the direction anticipated by the portfolio manager. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so, and result in disproportionate losses that may be substantially greater than a fund’s initial investment.
•Currency Contracts. Derivatives related to currency contracts involve the specific risk of government action that would restrict the ability of the Fund to deliver or receive currency.
•Forward Contracts, Futures, and Swaps. Forward contracts, futures, and swaps involve specific risks, including: the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward contract, future, or swap; possible lack of a liquid secondary market for a forward contract, future, or swap and the resulting inability to close a forward contract, future, or swap when desired; counterparty risk; and if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements.
Emerging Markets Risk. Investments in emerging markets may have more risk than those in developed markets because the emerging markets are less developed and more illiquid. Emerging markets can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile. The U.S. Securities and Exchange Commission, the U.S. Department of Justice, and other U.S. authorities may be limited in their ability to pursue bad actors in emerging markets, including with respect to fraud.
Equity Securities Risk. A variety of factors can negatively impact the value of equity securities to which the Fund is exposed, including political instability, regulatory uncertainty, or changes in response to overall market and economic conditions.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate, credit quality, and liquidity risks. The market value of fixed-income securities generally declines when interest rates rise, and increased interest rates may adversely affect the liquidity of certain fixed-income securities. Moreover, an issuer of fixed-income securities could default on its payment obligations due to increased interest rates or for other reasons.
Foreign Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation, or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Frequent Trading Risk. Active and frequent trading of portfolio assets may result in accelerating the realization of taxable gains and losses, lower Fund performance, and increased transaction costs.
Hedging Risk. A fund that implements a hedging strategy using derivatives and/or securities could expose the fund to the risk that can arise when a change in the value of a hedge does not match a change in the value of the asset it hedges. In other words, the change in value of the hedge could move in a direction that does not match the change in value of the underlying asset, resulting in a risk of loss to the Fund.
Leverage Risk.  Certain Fund transactions may give rise to leverage. Leverage can result from a non-cash exposure to an underlying reference instrument. Leverage can increase both the risk and return potential of the Fund. The use of leverage may cause the Fund to maintain liquid assets or liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations. Leverage may cause the Fund’s share price to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The loss on leveraged investments may substantially exceed the initial investment.

Model Risk. Because PGI uses quantitative models to select and hold investments, the Fund may hold investments that present risks that an investment advisor researching individual investments might seek to avoid. Moreover, models may be predictive in nature and depend heavily on the accuracy and reliability of historical data that is supplied by others and may be incorrect or incorrectly input. The Fund bears the risk that the quantitative models used will not be successful in identifying trends or in determining the size and direction of investment positions that will enable the Fund to achieve its investment objective.
Redemption and Large Transaction Risk. Ownership of the Fund’s shares may be concentrated in one or a few large investors (such as funds of funds, institutional investors, and asset allocation programs) that may redeem or purchase shares in large quantities. These transactions may cause the Fund to sell securities to meet redemptions or to invest additional cash at times it would not otherwise do so, which may result in increased transaction costs, increased expenses, changes to expense ratios, and adverse effects to Fund performance. Such transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains. Moreover, reallocations by large shareholders among share classes of a fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.
Short Sales Risk. The Fund will enter into a short derivative position through a futures contract or swap agreement. If the price of the underlying asset or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the time into which the short sale was entered. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.
Sovereign Debt Risk. Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy, or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.
U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities. The value of U.S. government securities may be adversely impacted by changes in interest rates, changes in the credit rating of the U.S. government, or a default by the U.S. government.
Performance
No performance information is shown below because the Fund has not yet had a calendar year of performance. The Bloomberg Global Aggregate Index is the Fund's primary broad-based securities market index. The Bloomberg 1-3 Month U.S. Treasury Bill Index is an additional index for the Fund as it shows how the Fund’s performance compares with the returns of an index of funds with similar investment objectives. Performance information provides an indication of the risks of investing in the Fund. Past performance is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information at www.PrincipalAM.com/mutualfundperformance.
Investment Advisor and Portfolio Managers
Principal Global Investors, LLC
•Jessica Jin (since 2025), Portfolio Manager
•Yesim Tokat-Acikel (since 2025), Portfolio Manager
Purchase and Sale of Fund Shares
For Class R-6 shares, there are no minimum initial or subsequent investment requirements for eligible purchasers.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional by sending a written request to Principal Funds at P.O. Box 219971, Kansas City, MO 64121-9971 (regular mail) or 801 Pennsylvania Ave., Ste. 219971, Kansas City, MO 64105-1307 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principal.com).

Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary’s website for more information.

GLOBAL MULTI-STRATEGY FUND
Objective
The Fund seeks to achieve long-term capital appreciation with an emphasis on positive total returns and managing volatility.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of Principal Funds, Inc. More information about these and other discounts is available from your financial intermediary and in “Choosing a Share Class and The Costs of Investing” beginning on page 105 of the Fund’s Prospectus, Appendix B to the Prospectus titled "Intermediary-Specific Sales Charge Waivers and Reductions," and “Multiple Class Structure” beginning on page 60 of the Fund’s Statement of Additional Information.
If you purchase Institutional Class or Class R-6 shares through certain programs offered by certain financial intermediaries, you may be required to pay a commission and/or other forms of compensation to the broker, or to your Financial Professional or other financial intermediary.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	Inst.	R-6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV when Sales Load is paid, whichever is less)	1.00%	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	Inst.	R-6
Management Fees (1)	1.21%	1.21%	1.21%
Distribution and/or Service (12b-1) Fees	0.25%	N/A	N/A
Other Expenses:
Dividend and Interest Expense on Short Sales	0.03%	0.03%	0.03%
Remainder of Other Expenses	0.24%	0.19%	0.33%
Total Other Expenses	0.27%	0.22%	0.36%
Acquired Fund Fees and Expenses	0.05%	0.05%	0.05%
Total Annual Fund Operating Expenses	1.78%	1.48%	1.62%
Expense Reimbursement (2)	N/A	(0.01)%	(0.29)%
Total Annual Fund Operating Expenses after Expense Reimbursement	1.78%	1.47%	1.33%
(1) Fees have been restated to reflect current fees.
(2)Principal Global Investors, LLC ("PGI"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, expenses related to the ReFlow liquidity program, and tax reclaim recovery expenses and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.39% for Institutional Class shares. In addition, for Class R-6, the expense limit will maintain "Other Expenses" (expressed as a percent of average net assets on an annualized basis) not to exceed 0.04% (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, expenses related to the ReFlow liquidity program, and tax reclaim recovery expenses and other extraordinary expenses). It is expected that the expense limits will continue through the period ending December 30, 2026; however, Principal Funds, Inc. and PGI, the parties to the agreement, may mutually agree to terminate the expense limits prior to the end of the period. Subject to applicable expense limits, the Fund may reimburse PGI for expenses incurred during the current fiscal year.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The calculation of costs takes into account any applicable contractual fee waivers and/or expense reimbursements for the period noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$549	$914	$1,303	$2,391
Institutional Class	150	467	807	1,768
Class R-6	135	483	854	1,898
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 138.7% of the average value of its portfolio.
Principal Investment Strategies
Principal Global Investors, LLC (“PGI”), the Fund’s investment advisor, seeks to combine diversified investment strategies efficiently and systematically so that the Fund generates a positive total return with relatively low volatility and low sensitivity or correlation to market indices. In managing the Fund, PGI allocates the Fund’s assets among the investment strategies described below, which are executed by PGI or one or more of the Fund’s sub-advisors. PGI has considerable latitude in allocating the Fund’s assets. The Fund will use strategies and sub-advisors to varying degrees and may change allocations, add new or eliminate existing strategies and sub-advisors, and temporarily or permanently reduce allocations from time to time such that the Fund would have little or no assets allocated to a particular strategy or sub-advisor.
The Fund invests in a broad range of instruments, including, but not limited to, equities, bonds, currencies, commodities, convertible securities, and bank loans. Under normal market conditions, the Fund invests in securities of issuers located throughout the world, including the U.S., invests at least 30% of its net assets in foreign and emerging market securities, and holds investments tied economically to at least twenty countries.
The Fund invests in equity securities regardless of market capitalization size (small, medium, or large) and style (growth or value). The Fund invests in investment-grade and below-investment-grade bonds (sometimes called “high yield bonds” or “junk bonds”), which are rated at the time of purchase Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”) and BB+ or lower by S&P Global Ratings (“S&P Global”). If the bond has been rated by only one of the rating agencies, that rating will determine the bond's rating; if the bond is rated differently by the rating agencies, the highest rating will be used; and if the bond has not been rated by either of the rating agencies, those selecting such investments will determine the bond's quality. The fixed-income portion of the Fund is not managed to a particular maturity or duration. The Fund’s strategies may result in the active and frequent trading of the Fund’s portfolio securities.
The Fund invests in derivative instruments. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. The strategies use different types of derivative instruments for various purposes, including to gain exposure to securities and to attempt to reduce risk. The Fund may invest in money market funds in order to provide collateral for certain derivative positions and other financial instruments.
The Fund takes long and short positions in securities and derivative instruments. Short positions benefit from a decrease in price of the underlying instrument and lose value if the price of the underlying instrument increases. Long positions profit if the value of the instrument increases. Simultaneously engaging in long investing and short selling reduces the net exposure to general market movements. The Fund also takes relative value positions in an effort capitalize on price differences between similar securities or relative value among securities of the same company. The Fund also invests a portion of the proceeds it receives from a short position into long positions.

Relative Value. This strategy uses a flexible approach to invest primarily in fixed-income securities and instruments related to credit, currencies, and interest rates, while employing risk-management strategies. This strategy uses a variety of techniques to obtain market exposure, such as derivative instruments, including options, futures, forwards, and swaps (including credit default swaps); entering into a series of purchase and sale contracts; purchasing securities on a when-issued, delayed delivery, or forward-commitment basis; and taking short positions in such instruments. This strategy may obtain investment exposure substantially through derivatives instruments, may use such instruments in an effort to minimize volatility, and may use equity futures for hedging purposes.
A portion of this strategy takes long and short positions in selected emerging market issuers when those selecting such investments identify factors (such as macro-economic factors, country-specific factors, or credit-specific factors) that they believe will drive substantial appreciation or depreciation of the particular exposure. The strategy’s geographic focus is derived from economic and political developments and the specific nature of local jurisdictions in the emerging markets.
Equity Long/Short. This strategy provides long and short exposure to a diversified portfolio of U.S. and foreign, including emerging market, equity securities. Those selecting such investments simultaneously invest long in equities they expect to increase in value and either short sell equities they expect to decrease in value, or hedge equity market exposure another way (for example, by using derivatives such as futures, options, or swaps). This strategy uses two methods of analysis: fundamental analysis, which examines a company’s financial statements and operations, especially sales, earnings, products, management, and competition; and quantitative analysis, which uses mathematical models to evaluate a company’s measurable characteristics such as revenue, earnings, margins, and market share.
Event-Driven. This strategy invests in securities on the basis that a specific event or catalyst will affect future prices. This strategy attempts to capitalize on price discrepancies and returns generated by corporate activity, such as merger arbitrage, where the Fund holds a long/short portfolio of securities of companies involved in mergers.
Global Macro. This strategy provides long and short exposure to a broad spectrum of global assets (including equities, currencies, fixed-income securities, bonds, commodities, and interest rates) in an effort to profit from movement in the prices of securities that are highly sensitive to macroeconomic conditions. The managed futures portion of this strategy uses quantitative selection models to help predict movements in these markets. In pursuing this strategy, the Fund, either directly or through its wholly-owned subsidiary organized under the laws of the Cayman Islands (the “Cayman Subsidiary”), invests in commodity-linked derivatives and in instruments such as fixed-income securities, cash and cash equivalents, and/or U.S. government securities, either as investments or to serve as margin or collateral for derivative positions.
Commodities are assets that have tangible properties, such as oil, coal, natural gas, agricultural products, industrial metals, livestock, and precious metals. In pursuing certain commodity strategies, the Fund invests its assets in the Cayman Subsidiary to gain exposure to the commodity markets within the limitations of the federal tax law requirements applicable to regulated investment companies under the Internal Revenue Code. The Fund’s investments in its Cayman Subsidiary at any time will not exceed 25% of the Fund’s net assets.
Principal Risks
The value of your investment in the Fund changes with the value of the Fund’s investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund are listed below in alphabetical order and not in order of significance.
Arbitrage Trading Risk. The underlying relationships between securities in which the Fund takes arbitrage investment positions may change in an adverse manner, in which case the Fund may realize losses.
Asset Allocation Risk. A fund’s selection and weighting of asset classes and allocation among sub-advisors may cause it to underperform other funds with a similar investment objective.
Bank Loans Risk. Changes in economic conditions are likely to cause issuers of bank loans (also known as senior floating rate interests) to be unable to meet their obligations. In addition, the value of the collateral securing the loan (if any) may decline, causing a loan to be substantially unsecured. Underlying credit agreements governing the bank loans, reliance on market makers, priority of repayment, and overall market volatility may harm the liquidity of loans.

Cayman Subsidiary Risk. The Fund is subject to the particular risks associated with the investments of the Fund’s wholly-owned Cayman Subsidiary, namely commodity-related investments risk, counterparty risk, and derivatives risk. The Cayman Subsidiary is not registered under the Investment Company Act of 1940 and is not subject to all the investor protections of the Investment Company Act of 1940. The laws of the Cayman Islands and/or the United States (including the IRS position on income earned from wholly-owned subsidiaries described in past IRS private letter rulings) may change, resulting in the inability of the Fund and/or the Cayman Subsidiary to operate as described in this Prospectus.
Commodity-Related Investments Risk. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and economic health, political, international, regulatory, and other developments. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities.
Convertible Securities Risk. Convertible securities are securities that are convertible into common stock. Convertible securities are subject to credit and interest rate risks associated with fixed-income securities and to stock market risk associated with equity securities.
Counterparty Risk. Counterparty risk is the risk that the counterparty to a contract or other obligation will be unable or unwilling to honor its obligations.
Derivatives Risk. Derivatives may not move in the direction anticipated by the portfolio manager. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so, and result in disproportionate losses that may be substantially greater than a fund’s initial investment.
•Credit Default Swaps. Credit default swaps involve special risks in addition to those associated with swaps generally because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an up-front payment or a periodic stream of payments over the term of the contract, provided, generally, that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (i.e., full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction.
•Currency Contracts. Derivatives related to currency contracts involve the specific risk of government action that would restrict the ability of the Fund to deliver or receive currency.
•Forward Contracts, Futures, and Swaps. Forward contracts, futures, and swaps involve specific risks, including: the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward contract, future, or swap; possible lack of a liquid secondary market for a forward contract, future, or swap and the resulting inability to close a forward contract, future, or swap when desired; counterparty risk; and if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements.
•Options. Options involve specific risks, including: the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the options; counterparty risk; difference in trading hours for the options markets and the markets for the underlying securities (rate movements can take place in the underlying markets that cannot be reflected in the options markets); and an insufficient liquid secondary market for particular options.
Emerging Markets Risk. Investments in emerging markets may have more risk than those in developed markets because the emerging markets are less developed and more illiquid. Emerging markets can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile. The U.S. Securities and Exchange Commission, the U.S. Department of Justice, and other U.S. authorities may be limited in their ability to pursue bad actors in emerging markets, including with respect to fraud.

Equity Securities Risk. A variety of factors can negatively impact the value of equity securities held by a fund, including a decline in the issuer’s financial condition, unfavorable performance of the issuer’s sector or industry, or changes in response to overall market and economic conditions. A fund’s principal market segment(s) (such as market capitalization or style) may underperform other market segments or the equity markets as a whole.
•Growth Style Risk. Growth investing entails the risk that if growth companies do not increase their earnings at a rate expected by investors, the market price of their stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.
•Smaller Companies Risk. Investments in smaller companies may involve greater risk and price volatility than investments in larger, more mature companies. Smaller companies may have limited product lines, markets, or financial resources; lack the competitive strength of larger companies; have less experienced managers; or depend on a few key employees. Their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than securities of larger companies.
•Value Style Risk. Value investing entails the risk that value stocks may continue to be undervalued by the market for extended periods, including the entire period during which the stock is held by a fund, or the events that would cause the stock price to increase may not occur as anticipated or at all. Moreover, a stock that appears to be undervalued actually may be appropriately priced at a low level and, therefore, would not be profitable for the fund.
Event-Driven Trading Risk. Event-driven trading involves the risk that the special situation may not occur as anticipated, if at all, and that the market price of a stock declines.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate, credit quality, and liquidity risks. The market value of fixed-income securities generally declines when interest rates rise, and increased interest rates may adversely affect the liquidity of certain fixed-income securities. Moreover, an issuer of fixed-income securities could default on its payment obligations due to increased interest rates or for other reasons.
Foreign Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation, or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Hedging Risk. A fund that implements a hedging strategy using derivatives and/or securities could expose the fund to the risk that can arise when a change in the value of a hedge does not match a change in the value of the asset it hedges. In other words, the change in value of the hedge could move in a direction that does not match the change in value of the underlying asset, resulting in a risk of loss to the Fund.
High Portfolio Turnover Risk. High portfolio turnover (more than 100%) caused by active and frequent trading of portfolio securities may result in accelerating the realization of taxable gains and losses, lower fund performance, and increased brokerage costs.
High Yield Securities Risk. High yield fixed-income securities (commonly referred to as “junk bonds”) are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.
Investment Company Securities Risk. A fund that invests in another investment company (for example, another fund or an exchange-traded fund (or ETF)) is subject to the risks associated with direct ownership of the securities in which such investment company invests. Fund shareholders indirectly bear their proportionate share of the expenses of each such investment company.
Leverage Risk. Leverage created by borrowing or certain types of transactions or investments may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility of the Fund’s net asset value, or diminish the Fund’s performance.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund’s average portfolio duration, the more sensitive the fund will be to changes in interest rates, which means funds with longer average portfolio durations may be more volatile than those with shorter durations.

Redemption and Large Transaction Risk. Ownership of the Fund’s shares may be concentrated in one or a few large investors (such as funds of funds, institutional investors, and asset allocation programs) that may redeem or purchase shares in large quantities. These transactions may cause the Fund to sell securities to meet redemptions or to invest additional cash at times it would not otherwise do so, which may result in increased transaction costs, increased expenses, changes to expense ratios, and adverse effects to Fund performance. Such transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains. Moreover, reallocations by large shareholders among share classes of a fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.
Securitized Products Risk. Investments in securitized products are subject to risks similar to traditional fixed-income securities, such as credit, interest rate, liquidity, prepayment, extension, and default risk, as well as additional risks associated with the nature of the assets and the servicing of those assets. Unscheduled prepayments on securitized products may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk). With respect to securities that are delivered in TBA transactions, there is a risk that the actual securities received by the Fund may be less favorable than what was anticipated when entering into the transaction.
U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities. The value of U.S. government securities may be adversely impacted by changes in interest rates, changes in the credit rating of the U.S. government, or a default by the U.S. government.
U.S. Government-Sponsored Securities Risk. Securities issued by U.S. government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. government.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information at www.PrincipalAM.com/mutualfundperformance.
The bar chart shows the investment returns of the Fund’s Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). These annual returns do not reflect sales charges on Class A shares; if they did, results would be lower. The table shows for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
For periods prior to the inception date of Class R-6 shares (June 12, 2017), the performance shown in the table for Class R-6 shares is that of the Fund’s Institutional Class shares, adjusted to reflect the fees and expenses of the Class R-6 shares. However, where this adjustment for fees and expenses results in performance for Class R-6 that is higher than the historical performance of the Institutional Class shares, the historical performance of the Institutional Class shares is used. These adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares, which were first sold on October 24, 2011.

Total Returns as of December 31

Highest return for a quarter during the period of the bar chart above:	Q2 2020	7.24%
Lowest return for a quarter during the period of the bar chart above:	Q1 2020	(9.50)%
Year-to-date return for Class A shares:	Q3 2025	7.21%
Average Annual Total Returns
For the periods ended December 31, 2024

	1 Year	5 Years	10 Years
Class A Return Before Taxes	4.36%	3.56%	2.84%
Class A Return After Taxes on Distributions	3.93%	2.24%	1.83%
Class A Return After Taxes on Distributions and Sale of Fund Shares	2.67%	2.33%	1.88%
Institutional Class Return Before Taxes	8.86%	4.82%	3.66%
Class R-6 Return Before Taxes	8.95%	4.87%	3.70%
MSCI ACWI Index NTR (reflects withholding taxes on foreign dividends, but no deduction for fees, expenses, or other taxes)	17.49%	10.06%	9.23%
HFRX Global Hedge Fund Index (reflects no deduction for taxes) (1)	5.27%	2.81%	2.00%
(1)SOURCE: Hedge Fund Research Inc., www.hedgefundresearch.com. The HFRX Global Hedge Fund Index is being used under license from Hedge Fund Research, Inc., which does not approve of or endorse the Fund.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for the other share classes.
The MSCI ACWI Index NTR is the Fund's primary broad-based securities market index. The HFRX Global Hedge Fund Index is included as an additional index for the Fund as it shows how the Fund’s performance compares with the returns of an index of funds with similar investment objectives.

Investment Advisor and Portfolio Managers
Principal Global Investors, LLC
•Jessica S. Bush (since 2014), Portfolio Manager
•Benjamin E. Rotenberg (since 2014), Portfolio Manager
•May Tong (since 2021), Portfolio Manager
Sub-Advisors
Crabel Capital Management, LLC
Gotham Asset Management, LLC
Graham Capital Management, L.P.
Loomis, Sayles & Company, L.P.
Los Angeles Capital Management LLC
Record Currency Management Limited
Wellington Management Company LLP (remove on or about January 15, 2026)
Westchester Capital Management, LLC
Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
A	Initial Investment	$1,000(1)
A	Initial Investment for accounts with an Automatic Investment Plan (AIP)	$100
A	Subsequent Investments	$100(1)(2)
Institutional and R-6	There are no minimum initial or subsequent investment requirements for eligible purchasers.	N/A
(1)Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.
(2)For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional by sending a written request to Principal Funds at P.O. Box 219971, Kansas City, MO 64121-9971 (regular mail) or 801 Pennsylvania Ave., Ste. 219971, Kansas City, MO 64105-1307 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principal.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary’s website for more information.

INTERNATIONAL EQUITY INDEX FUND
Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
If you purchase Institutional Class or Class R-6 shares through certain programs offered by certain financial intermediaries, you may be required to pay a commission and/or other forms of compensation to the broker, or to your Financial Professional or other financial intermediary.
Shareholder Fees (fees paid directly from your investment):    None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	Inst.	R-3	R-5	R-6
Management Fees (1)	0.22%	0.22%	0.22%	0.22%
Distribution and/or Service (12b-1) Fees	N/A	0.25%	N/A	N/A
Other Expenses (2)	0.20%	0.39%	0.33%	0.07%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.43%	0.87%	0.56%	0.30%
Expense Reimbursement (3)	(0.13)%	N/A	N/A	(0.02)%
Total Annual Fund Operating Expenses after Expense Reimbursement	0.30%	0.87%	0.56%	0.28%
(1)Fees have been restated to reflect current fees.
(2)Includes 0.01% of expenses associated with the reclaim of foreign taxes paid. The expense is not subject to the contractual expense limit.
(3)Principal Global Investors, LLC ("PGI"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, expenses related to the ReFlow liquidity program, and tax reclaim recovery expenses and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.28% for Institutional Class shares. In addition, for Class R-6, the expense limit will maintain "Other Expenses" (expressed as a percent of average net assets on an annualized basis) not to exceed 0.04% (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, expenses related to the ReFlow liquidity program, and tax reclaim recovery expenses and other extraordinary expenses). It is expected that the expense limits will continue through the period ending December 30, 2026; however, Principal Funds, Inc. and PGI, the parties to the agreement, may mutually agree to terminate the expense limits prior to the end of the period. Subject to applicable expense limits, the Fund may reimburse PGI for expenses incurred during the current fiscal year.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The calculation of costs takes into account any applicable contractual fee waivers and/or expense reimbursements for the period noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class	$31	$125	$228	$530
Class R-3	89	278	482	1,073
Class R-5	57	179	313	701
Class R-6	29	94	167	379
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28.1% of the average value of its portfolio.

Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities that compose the MSCI EAFE Index (the “Index”). The Index is a market-weighted equity index designed to measure the equity performance of developed markets (Europe, Australia, New Zealand, and Far East, which includes Hong Kong, Japan, and Singapore), excluding the United States and Canada. The Index includes securities of different market capitalizations (medium and large) and is rebalanced quarterly. The Fund employs a passive investment approach designed to attempt to track the performance of the Index. In seeking its objective, the Fund typically employs a replication strategy, which involves investing in the securities that make up the Index, in the same approximate proportions as the Index. The Fund will not concentrate (invest more than 25% of its assets) its investments in a particular industry except to the extent the Index is so concentrated. As of November 30, 2025, the Index was not concentrated in any industry.
Principal Risks
The value of your investment in the Fund changes with the value of the Fund’s investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund are listed below in alphabetical order and not in order of significance.
Equity Securities Risk. A variety of factors can negatively impact the value of equity securities held by a fund, including a decline in the issuer’s financial condition, unfavorable performance of the issuer’s sector or industry, or changes in response to overall market and economic conditions. A fund’s principal market segment(s) (such as market capitalization or style) may underperform other market segments or the equity markets as a whole.
Foreign Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation, or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Index Fund Risk. Index funds use a passive investment approach and generally do not attempt to manage market volatility, use defensive strategies, or reduce the effect of any long-term periods of poor investment performance. Therefore, the Fund may hold securities that present risks that an investment advisor researching individual securities might seek to avoid. An index fund has operating and other expenses while an index does not. As a result, over time, index funds tend to underperform the index. The correlation between fund performance and index performance may also be affected by the type of passive investment approach used by a fund (sampling or replication), changes in securities markets, changes in the composition of the index, and the timing of purchases and sales of fund shares. Errors or delays in compiling or rebalancing the Index may impact the performance of the Fund and increase transaction costs.
Industry Concentration Risk. A fund that concentrates investments in a particular industry or group of industries has greater exposure than other funds to market, economic, and other factors affecting that industry or group of industries.
Redemption and Large Transaction Risk. Ownership of the Fund’s shares may be concentrated in one or a few large investors (such as funds of funds, institutional investors, and asset allocation programs) that may redeem or purchase shares in large quantities. These transactions may cause the Fund to sell securities to meet redemptions or to invest additional cash at times it would not otherwise do so, which may result in increased transaction costs, increased expenses, changes to expense ratios, and adverse effects to Fund performance. Such transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains. Moreover, reallocations by large shareholders among share classes of a fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information at www.PrincipalAM.com/mutualfundperformance.
The bar chart shows the investment returns of the Fund’s Institutional Class shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.

For periods prior to the inception date of Class R-6 shares (January 3, 2017), the performance shown in the table for Class R-6 shares is that of the Fund’s Institutional Class shares, adjusted to reflect the fees and expenses of Class R-6 shares. However, where this adjustment for fees and expenses results in performance for Class R-6 shares that is higher than the historical performance of the Institutional Class shares, the historical performance of the Institutional Class shares is used. These adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares, which were first sold December 30, 2009.
Total Returns as of December 31

Highest return for a quarter during the period of the bar chart above:	Q4 2022	18.07%
Lowest return for a quarter during the period of the bar chart above:	Q1 2020	(23.11)%
Year-to-date return for Institutional Class shares:	Q3 2025	25.80%
Average Annual Total Returns
For the periods ended December 31, 2024

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	3.56%	4.57%	5.04%
Institutional Class Return After Taxes on Distributions	2.41%	3.68%	4.24%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	2.87%	3.53%	3.97%
Class R-3 Return Before Taxes	2.94%	3.98%	4.45%
Class R-5 Return Before Taxes	3.22%	4.30%	4.78%
Class R-6 Return Before Taxes	3.47%	4.59%	5.04%
MSCI EAFE NTR (reflects withholding taxes on foreign dividends, but no deduction for fees, expenses, or other taxes)	3.82%	4.73%	5.20%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only and would be different for the other share classes.
Investment Advisor and Portfolio Managers
Principal Global Investors, LLC
•Tyler O'Donnell (since 2023), Portfolio Manager
•Aaron J. Siebel (since 2018), Portfolio Manager

Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
Institutional, R-3, R-5, and R-6	There are no minimum initial or subsequent investment requirements for eligible purchasers.	N/A
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional by sending a written request to Principal Funds at P.O. Box 219971, Kansas City, MO 64121-9971 (regular mail) or 801 Pennsylvania Ave., Ste. 219971, Kansas City, MO 64105-1307 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principal.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary’s website for more information.

INTERNATIONAL SMALL COMPANY FUND
Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
If you purchase Institutional Class or Class R-6 shares through certain programs offered by certain financial intermediaries, you may be required to pay a commission and/or other forms of compensation to the broker, or to your Financial Professional or other financial intermediary.
Shareholder Fees (fees paid directly from your investment): None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	Inst.	R-6
Management Fees	1.00%	1.00%
Other Expenses	0.18%	0.05%
Total Annual Fund Operating Expenses	1.18%	1.05%
Expense Reimbursement (1)	(0.10)%	(0.01)%
Total Annual Fund Operating Expenses after Expense Reimbursement	1.08%	1.04%
(1)Principal Global Investors, LLC ("PGI"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, expenses related to the ReFlow liquidity program, and tax reclaim recovery expenses and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.08% for Institutional Class shares. In addition, for Class R-6, the expense limit will maintain "Other Expenses" (expressed as a percent of average net assets on an annualized basis) not to exceed 0.04% (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, expenses related to the ReFlow liquidity program, and tax reclaim recovery expenses and other extraordinary expenses). It is expected that the expense limits will continue through the period ending December 30, 2026; however, Principal Funds, Inc. and PGI, the parties to the agreement, may mutually agree to terminate the expense limits prior to the end of the period. Subject to applicable expense limits, the Fund may reimburse PGI for expenses incurred during the current fiscal year.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The calculation of costs takes into account any applicable contractual fee waivers and/or expense reimbursements for the period noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class	$110	$365	$639	$1,423
Class R-6	106	333	578	1,282
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 46.2% of the average value of its portfolio.

Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with small market capitalizations. For this Fund, companies with small market capitalizations are those with market capitalizations within the range of companies in the MSCI World Ex USA Small Cap Index (as of November 30, 2025, this was between approximately $189.3 million and $11.9 billion). The Fund may invest in equity securities regardless of style (growth or value). The Fund invests primarily in foreign equity securities. The Fund typically invests in foreign securities of more than 10 countries but has no limitation on the percentage of assets that is invested in each country or denominated in any currency. Primary consideration is given to securities of corporations of developed areas, such as Japan, Western Europe, Canada, Australia, and New Zealand.
Principal Risks
The value of your investment in the Fund changes with the value of the Fund’s investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund are listed below in alphabetical order and not in order of significance.
Equity Securities Risk. A variety of factors can negatively impact the value of equity securities held by a fund, including a decline in the issuer’s financial condition, unfavorable performance of the issuer’s sector or industry, or changes in response to overall market and economic conditions. A fund’s principal market segment(s) (such as market capitalization or style) may underperform other market segments or the equity markets as a whole.
•Growth Style Risk. Growth investing entails the risk that if growth companies do not increase their earnings at a rate expected by investors, the market price of their stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.
•Smaller Companies Risk. Investments in smaller companies may involve greater risk and price volatility than investments in larger, more mature companies. Smaller companies may have limited product lines, markets, or financial resources; lack the competitive strength of larger companies; have less experienced managers; or depend on a few key employees. Their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than securities of larger companies.
•Value Style Risk. Value investing entails the risk that value stocks may continue to be undervalued by the market for extended periods, including the entire period during which the stock is held by a fund, or the events that would cause the stock price to increase may not occur as anticipated or at all. Moreover, a stock that appears to be undervalued actually may be appropriately priced at a low level and, therefore, would not be profitable for the fund.
Foreign Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation, or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Redemption and Large Transaction Risk. Ownership of the Fund’s shares may be concentrated in one or a few large investors (such as funds of funds, institutional investors, and asset allocation programs) that may redeem or purchase shares in large quantities. These transactions may cause the Fund to sell securities to meet redemptions or to invest additional cash at times it would not otherwise do so, which may result in increased transaction costs, increased expenses, changes to expense ratios, and adverse effects to Fund performance. Such transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains. Moreover, reallocations by large shareholders among share classes of a fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.

Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information at www.PrincipalAM.com/mutualfundperformance.
The bar chart shows the investment returns of the Fund’s Institutional Class shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
For periods prior to the inception date of Class R-6 shares (January 3, 2017), the performance shown in the table for Class R-6 is that of the Fund’s Class A shares, adjusted to reflect the fees and expenses of Class R-6. However, where this adjustment for fees and expenses results in performance for Class R-6 that is higher than the historical performance of the Class A shares, the historical performance of the Class A shares is used (without respect to sales charges, which do not apply to Class R-6 shares). These adjustments result in performance for such periods that is no higher than the historical performance of the Class A shares, which were first sold June 11, 2014, and liquidated on February 23, 2021.
Total Returns as of December 31

Highest return for a quarter during the period of the bar chart above:	Q2 2020	21.37%
Lowest return for a quarter during the period of the bar chart above:	Q1 2020	(30.37)%
Year-to-date return for Institutional Class shares:	Q3 2025	29.84%
Average Annual Total Returns
For the periods ended December 31, 2024

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	1.09%	0.41%	4.38%
Institutional Class Return After Taxes on Distributions	0.15%	(0.32)%	3.49%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	1.29%	0.43%	3.42%
Class R-6 Return Before Taxes	1.05%	0.48%	4.38%
MSCI World Ex USA IMI USD Net (reflects withholding taxes on foreign dividends, but no deduction for fees, expenses, or other taxes)	4.44%	4.78%	5.28%
MSCI World Ex USA Small Cap Net (reflects withholding taxes on foreign dividends, but no deduction for fees, expenses, or other taxes)	2.76%	2.87%	5.49%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only and would be different for the other share classes.
The MSCI World Ex USA IMI USD Net is the Fund's primary broad-based securities market index. The MSCI World Ex USA Small Cap Net is included as an additional index for the Fund as it shows how the Fund’s performance compares with the returns of an index of funds with similar investment objectives.

Investment Advisor and Portfolio Managers
Principal Global Investors, LLC
•Tiffany N. Lavastida (since 2014), Portfolio Manager
•Brian W. Pattinson (since 2014), Portfolio Manager
Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
Institutional and R-6	There are no minimum initial or subsequent investment requirements for eligible purchasers.	N/A
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional by sending a written request to Principal Funds at P.O. Box 219971, Kansas City, MO 64121-9971 (regular mail) or 801 Pennsylvania Ave., Ste. 219971, Kansas City, MO 64105-1307 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principal.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary’s website for more information.

OPPORTUNISTIC MUNICIPAL FUND
Objective
The Fund seeks to provide a high level of income that is exempt from federal income tax while protecting investors’ capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of Principal Funds, Inc. More information about these and other discounts is available from your financial intermediary and in “Choosing a Share Class and The Costs of Investing” beginning on page 105 of the Fund’s Prospectus, Appendix B to the Prospectus titled "Intermediary-Specific Sales Charge Waivers and Reductions," and “Multiple Class Structure” beginning on page 60 of the Fund’s Statement of Additional Information.
If you purchase Institutional Class shares through certain programs offered by certain financial intermediaries, you may be required to pay a commission and/or other forms of compensation to the broker, or to your Financial Professional or other financial intermediary.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	Inst.
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV when Sales Load is paid, whichever is less)	1.00%	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	Inst.
Management Fees	0.44%	0.44%
Distribution and/or Service (12b-1) Fees	0.25%	N/A
Other Expenses:
Interest Expenses	0.23%	0.23%
Remainder of Other Expenses (1)	0.15%	0.18%
Total Other Expenses	0.38%	0.41%
Total Annual Fund Operating Expenses	1.07%	0.85%
Expense Reimbursement (2)	0.00%	(0.05)%
Total Annual Fund Operating Expenses after Expense Reimbursement	1.07%	0.80%
(1)Includes 0.01% of interest expense associated with borrowings. The expense is not subject to the contractual expense limit.
(2)Principal Global Investors, LLC ("PGI"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, expenses related to the ReFlow liquidity program, and tax reclaim recovery expenses and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.84% for Class A and 0.56% for Institutional Class shares. It is expected that the expense limits will continue through the period ending December 30, 2026; however, Principal Funds, Inc. and PGI, the parties to the agreement, may mutually agree to terminate the expense limits prior to the end of the period. Subject to applicable expense limits, the Fund may reimburse PGI for expenses incurred during the current fiscal year.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The calculation of costs takes into account any applicable contractual fee waivers and/or expense reimbursements for the period noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$480	$703	$943	$1,632
Institutional Class	82	266	466	1,044

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 85.7% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal obligations, which are securities issued by or on behalf of state or local governments and other public authorities. Municipal obligations generally pay interest that is exempt from federal income tax. The Fund’s investment in municipal obligations include industrial revenue bonds. The Fund has a flexible investment strategy and invests in obligations of any duration and credit quality, including below-investment-grade bonds (sometimes called “high yield bonds” or “junk bonds”), which are rated at the time of purchase Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”) and BB+ or lower by S&P Global Ratings (“S&P Global”). If the bond has been rated by only one of the rating agencies, that rating will determine the bond's rating; if the bond is rated differently by the rating agencies, the highest rating will be used; and if the bond has not been rated by either of the rating agencies, those selecting such investments will determine the bond's quality. The Fund is not managed to a particular maturity or duration.
The Fund also invests in inverse floating rate instruments, which are generally more volatile than other types of municipal obligations and may involve leverage, to enhance investment income.
Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund are listed below in alphabetical order and not in order of significance.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate, credit quality, and liquidity risks. The market value of fixed-income securities generally declines when interest rates rise, and increased interest rates may adversely affect the liquidity of certain fixed-income securities. Moreover, an issuer of fixed-income securities could default on its payment obligations due to increased interest rates or for other reasons.
High Yield Securities Risk. High yield fixed-income securities (commonly referred to as “junk bonds”) are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.
Industrial Revenue Bond Risk. The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition and performance of industrial revenue bonds. These revenue bonds are issued by or on behalf of public authorities to obtain funds to finance various public and/or privately operated facilities, including those for business and manufacturing, housing, sports, pollution control, airport, mass transit, port, and parking facilities. These bonds are normally secured only by the revenues from the project and not by state or local government tax payments. Consequently, the credit quality of these bonds is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.
Inverse Floating Rate Investments Risk. Inverse floating rate investments are extremely sensitive to changes in interest rates and, in some cases, their market value may be extremely volatile.
Leverage Risk. Leverage created by borrowing or certain types of transactions or investments may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility of the Fund’s net asset value, or diminish the Fund’s performance.
Municipal Obligations Risk. Principal and interest payments on municipal securities may not be guaranteed by the issuing body and may be payable only from a particular source. That source may not perform as expected, and payment obligations may not be made or made on time.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund’s average portfolio duration, the more sensitive the fund will be to changes in interest rates, which means funds with longer average portfolio durations may be more volatile than those with shorter durations.

Redemption and Large Transaction Risk. Ownership of the Fund’s shares may be concentrated in one or a few large investors (such as funds of funds, institutional investors, and asset allocation programs) that may redeem or purchase shares in large quantities. These transactions may cause the Fund to sell securities to meet redemptions or to invest additional cash at times it would not otherwise do so, which may result in increased transaction costs, increased expenses, changes to expense ratios, and adverse effects to Fund performance. Such transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains. Moreover, reallocations by large shareholders among share classes of a fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information at www.PrincipalAM.com/mutualfundperformance.
The bar chart shows the investment returns of the Fund’s Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). These annual returns do not reflect sales charges on Class A shares; if they did, results would be lower. The table shows for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
For periods prior to the inception date of Institutional Class shares (March 10, 2015), the performance shown in the table for Institutional Class shares is that of the Fund’s Class A shares, adjusted to reflect the fees and expenses of Institutional Class shares. However, where this adjustment for fees and expenses results in performance for the Institutional Class that is higher than the historical performance of the Class A shares, the historical performance of the Class A shares is used (without respect to sales charges, which does not apply to Institutional Class). These adjustments result in performance for such periods that is no higher than the historical performance of the Class A shares, which were first sold June 14, 2012.
Total Returns as of December 31

Highest return for a quarter during the period of the bar chart above:	Q4 2023	6.94%
Lowest return for a quarter during the period of the bar chart above:	Q1 2022	(8.45)%
Year-to-date return for Class A shares:	Q3 2025	1.32%

Average Annual Total Returns
For the periods ended December 31, 2024

	1 Year	5 Years	10 Years
Class A Return Before Taxes	0.45%	0.14%	2.79%
Class A Return After Taxes on Distributions	0.45%	0.14%	2.79%
Class A Return After Taxes on Distributions and Sale of Fund Shares	2.00%	0.95%	3.02%
Institutional Class Return Before Taxes	4.79%	1.19%	3.47%
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	1.05%	0.99%	2.25%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for the other share classes.
Investment Advisor and Portfolio Managers
Principal Global Investors, LLC
•James Noble (since 2012), Portfolio Manager
•James Welch (since 2014), Portfolio Manager
Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
A	Initial Investment	$1,000(1)
A	Initial Investment for accounts with an Automatic Investment Plan (AIP)	$100
A	Subsequent Investments	$100(1)(2)
Institutional	There are no minimum initial or subsequent investment requirements for eligible purchasers.	N/A
(1)Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.
(2)For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional by sending a written request to Principal Funds at P.O. Box 219971, Kansas City, MO 64121-9971 (regular mail) or 801 Pennsylvania Ave., Ste. 219971, Kansas City, MO 64105-1307 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principal.com).
Tax Information
While the Fund intends to distribute income that is exempt from regular federal and possibly some state income taxes, a portion of the Fund’s distributions may be subject to federal income taxes or to the federal individual alternative minimum tax. A portion of the Fund’s distributions likely will be subject to state income taxes depending on your state’s rules. Different rules may apply if you are tax exempt or if your account is tax deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary’s website for more information.

SMALL-MIDCAP DIVIDEND INCOME FUND
Objective
The Fund seeks to provide current income and long-term growth of income and capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of Principal Funds, Inc. More information about these and other discounts is available from your financial intermediary and in “Choosing a Share Class and The Costs of Investing” beginning on page 105 of the Fund’s Prospectus, Appendix B to the Prospectus titled "Intermediary-Specific Sales Charge Waivers and Reductions," and “Multiple Class Structure” beginning on page 60 of the Fund’s Statement of Additional Information.
If you purchase Institutional Class or Class R-6 shares through certain programs offered by certain financial intermediaries, you may be required to pay a commission and/or other forms of compensation to the broker, or to your Financial Professional or other financial intermediary.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	C	Inst.	R-6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV when Sales Load is paid, whichever is less)	1.00%	1.00%	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	C	Inst.	R-6
Management Fees	0.77%	0.77%	0.77%	0.77%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	N/A	N/A
Other Expenses	0.12%	0.23%	0.09%	0.01%
Total Annual Fund Operating Expenses	1.14%	2.00%	0.86%	0.78%
Expense Reimbursement (1)	(0.02)%	(0.13)%	(0.01)%	N/A
Total Annual Fund Operating Expenses after Expense Reimbursement	1.12%	1.87%	0.85%	0.78%
(1)Principal Global Investors, LLC ("PGI"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, expenses related to the ReFlow liquidity program, and tax reclaim recovery expenses and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.12% for Class A, 1.87% for Class C, and 0.85% for Institutional Class shares. It is expected that the expense limits will continue through the period ending December 30, 2026; however, Principal Funds, Inc. and PGI, the parties to the agreement, may mutually agree to terminate the expense limits prior to the end of the period. Subject to applicable expense limits, the Fund may reimburse PGI for expenses incurred during the current fiscal year.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example assumes conversion of the Class C shares to Class A shares after the eighth year. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The calculation of costs takes into account any applicable contractual fee waivers and/or expense reimbursements for the period noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$658	$890	$1,141	$1,858
Class C	290	615	1,066	2,095
Institutional Class	87	273	476	1,060
Class R-6	80	249	433	966

With respect to Class C shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):

	1 year	3 years	5 years	10 years
Class C	$190	$615	$1,066	$2,095
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25.9% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in dividend-paying equity securities of companies with small-to-medium market capitalizations (Small-MidCap). For this Fund, companies with small-to-medium market capitalizations (Small-MidCap) are those with market capitalizations similar to companies in the Russell 2500® Index (as of November 30, 2025, this was between approximately $9.7 million and $39.4 billion). The Fund defines dividend-paying equity securities as securities that produced dividend income within the last rolling 12 months. The Fund invests in value equity securities, which emphasizes buying equity securities that appear to be undervalued. The Fund invests in growth equity securities, which emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average. The Fund’s investments include the securities of foreign issuers and real estate investment trusts.
Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund are listed below in alphabetical order and not in order of significance.
Equity Securities Risk. A variety of factors can negatively impact the value of equity securities held by a fund, including a decline in the issuer’s financial condition, unfavorable performance of the issuer’s sector or industry, or changes in response to overall market and economic conditions. A fund’s principal market segment(s) (such as market capitalization or style) may underperform other market segments or the equity markets as a whole.
•Growth Style Risk. Growth investing entails the risk that if growth companies do not increase their earnings at a rate expected by investors, the market price of their stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.
•Smaller Companies Risk. Investments in smaller companies may involve greater risk and price volatility than investments in larger, more mature companies. Smaller companies may have limited product lines, markets, or financial resources; lack the competitive strength of larger companies; have less experienced managers; or depend on a few key employees. Their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than securities of larger companies.
•Value Style Risk. Value investing entails the risk that value stocks may continue to be undervalued by the market for extended periods, including the entire period during which the stock is held by a fund, or the events that would cause the stock price to increase may not occur as anticipated or at all. Moreover, a stock that appears to be undervalued actually may be appropriately priced at a low level and, therefore, would not be profitable for the fund.
Foreign Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation, or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).

Real Estate Investment Trusts (“REITs”) Risk. In addition to risks associated with investing in real estate securities, REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. Investment in REITs also involves risks similar to risks of investing in small market capitalization companies, such as limited financial resources, less frequent and limited volume trading, and may be subject to more abrupt or erratic price movements than larger company securities. A REIT could fail to qualify for tax-free pass-through of income under the Internal Revenue Code. Fund shareholders will indirectly bear their proportionate share of the expenses of REITs in which the fund invests.
Real Estate Securities Risk. Investing in real estate securities subjects the fund to the risks associated with the real estate market (which are similar to the risks associated with direct ownership in real estate), including declines in real estate values, loss due to casualty or condemnation, property taxes, interest rate changes, increased expenses, cash flow of underlying real estate assets, regulatory changes (including zoning, land use, and rents), and environmental problems, as well as to the risks related to the management skill and creditworthiness of the issuer.
Redemption and Large Transaction Risk. Ownership of the Fund’s shares may be concentrated in one or a few large investors (such as funds of funds, institutional investors, and asset allocation programs) that may redeem or purchase shares in large quantities. These transactions may cause the Fund to sell securities to meet redemptions or to invest additional cash at times it would not otherwise do so, which may result in increased transaction costs, increased expenses, changes to expense ratios, and adverse effects to Fund performance. Such transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains. Moreover, reallocations by large shareholders among share classes of a fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information at www.PrincipalAM.com/mutualfundperformance.
The bar chart shows the investment returns of the Fund’s Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). These annual returns do not reflect sales charges on Class A shares; if they did, results would be lower. The table shows for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
For periods prior to the inception date of Class R-6 shares (January 3, 2017), the performance shown in the table for Class R-6 is that of the Fund’s Institutional Class shares, adjusted to reflect the fees and expenses of Class R-6. However, where this adjustment for fees and expenses results in performance for Class R-6 that is higher than the historical performance of the Institutional Class shares, the historical performance of the Institutional Class shares is used. These adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares, which were first sold on June 6, 2011.
Total Returns as of December 31

Highest return for a quarter during the period of the bar chart above:	Q4 2020	25.08%
Lowest return for a quarter during the period of the bar chart above:	Q1 2020	(36.08)%
Year-to-date return for Class A shares:	Q3 2025	6.97%

Average Annual Total Returns
For the periods ended December 31, 2024

	1 Year	5 Years	10 Years
Class A Return Before Taxes	4.68%	5.83%	7.27%
Class A Return After Taxes on Distributions	3.62%	5.07%	6.07%
Class A Return After Taxes on Distributions and Sale of Fund Shares	3.56%	4.45%	5.53%
Class C Return Before Taxes	9.00%	6.25%	7.24%
Institutional Class Return Before Taxes	11.10%	7.33%	8.20%
Class R-6 Return Before Taxes	11.11%	7.40%	8.25%
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)	23.81%	13.86%	12.55%
Russell 2500 Value Index (reflects no deduction for fees, expenses, or taxes)	10.98%	8.44%	7.81%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for the other share classes.
The Russell 3000 Index is the Fund's primary broad-based securities market index. The Russell 2500 Value Index is included as an additional index for the Fund as it shows how the Fund’s performance compares with the returns of an index of funds with similar investment objectives.
Investment Advisor and Portfolio Managers
Principal Global Investors, LLC
•Lauren Choi (since 2023), Associate Portfolio Manager
•Daniel R. Coleman (since 2011), Portfolio Manager
•Sarah E. Radecki (since 2018), Portfolio Manager
Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
A and C	Initial Investment	$1,000(1)
A and C	Initial Investment for accounts with an Automatic Investment Plan (AIP)	$100
A and C	Subsequent Investments	$100(1)(2)
Institutional and R-6	There are no minimum initial or subsequent investment requirements for eligible purchasers.	N/A
(1)Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.
(2)For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional by sending a written request to Principal Funds at P.O. Box 219971, Kansas City, MO 64121-9971 (regular mail) or 801 Pennsylvania Ave., Ste. 219971, Kansas City, MO 64105-1307 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principal.com).
Class C shares are subject to an 8-year automatic conversion plan whereby Class C shares held for eight years after purchase will automatically convert to Class A shares of the same Fund. See Purchase of Fund Shares for more information.
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary’s website for more information.

SPECTRUM PREFERRED AND CAPITAL SECURITIES INCOME FUND
Objective
The Fund seeks to provide current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of Principal Funds, Inc. More information about these and other discounts is available from your financial intermediary and in “Choosing a Share Class and The Costs of Investing” beginning on page 105 of the Fund’s Prospectus, Appendix B to the Prospectus titled "Intermediary-Specific Sales Charge Waivers and Reductions," and “Multiple Class Structure” beginning on page 60 of the Fund’s Statement of Additional Information.
If you purchase Institutional Class or Class R-6 shares through certain programs offered by certain financial intermediaries, you may be required to pay a commission and/or other forms of compensation to the broker, or to your Financial Professional or other financial intermediary.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	C	J	Inst.	R-3	R-5	R-6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV when Sales Load is paid, whichever is less)	1.00%	1.00%	1.00%	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	C	J	Inst.	R-3	R-5	R-6
Management Fees	0.69%	0.69%	0.69%	0.69%	0.69%	0.69%	0.69%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.15%	N/A	0.25%	N/A	N/A
Other Expenses	0.10%	0.12%	0.15%	0.11%	0.33%	0.27%	0.01%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.05%	1.82%	1.00%	0.81%	1.28%	0.97%	0.71%
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example assumes conversion of the Class C shares to Class A shares after the eighth year. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$478	$697	$933	$1,609
Class C	285	573	985	1,935
Class J	202	318	552	1,225
Institutional Class	83	259	450	1,002
Class R-3	130	406	702	1,545
Class R-5	99	309	536	1,190
Class R-6	73	227	395	883
With respect to Classes C and J shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):

	1 year	3 years	5 years	10 years
Class C	$185	$573	$985	$1,935
Class J	102	318	552	1,225

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24.8% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowing for investment purposes, in preferred securities and capital securities. Preferred securities typically include preferred stock and various types of junior subordinated debt and trust preferred securities. Preferred securities may pay fixed-rate or adjustable-rate distributions and generally have a payment “preference” over common stock, but are junior to the issuer’s senior debt in a liquidation of the issuer’s assets. Capital securities include Tier 2 subordinated debt securities issued by U.S. and non-U.S. financial institutions (including, but not limited to, banks and insurance companies), contingent convertible securities (“CoCos”), and certain preferred securities, issued by U.S. and non-U.S. corporations, financial institutions, and other issuers for purposes of satisfying regulatory capital requirements or obtaining rating agency credit. Capital securities may pay fixed-rate or adjustable-rate distributions and generally have a payment “preference” over common stock, but are junior to the issuer’s senior debt in a liquidation of the issuer’s assets. CoCos are hybrid debt securities typically issued by non-U.S. banking institutions that have contractual equity conversion or principal write-down features that are triggered by regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going-concern if the conversion trigger were not exercised.
Preferred securities purchased by the Fund are of companies with senior debt rated at the time of purchase BBB- or higher by S&P Global Ratings (“S&P Global”) or Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”). The Fund also invests up to 55% of its assets in below-investment-grade preferred securities and bonds (sometimes called “high yield bonds” or “junk bonds”), which are rated at the time of purchase Ba1 or lower by Moody’s and BB+ or lower by S&P Global. If the security has been rated by only one of the rating agencies, that rating will determine the security's rating; if the security is rated differently by the rating agencies, the highest rating will be used; and if the security has not been rated by either of the rating agencies, those selecting such investments will determine the security's quality. The Fund invests in other debt obligations, including (but not limited to) U.S. Treasury securities and obligations of the U.S. government, its agencies, and instrumentalities. The Fund invests in foreign securities. The Fund is not managed to a particular maturity or duration.
The Fund concentrates its investments (invests more than 25% of its net assets) in securities in one or more industries (i.e., banking, insurance, and commercial finance) within the financial services sector.
The Fund also invests in derivative instruments, such as futures and options, for hedging and for income generation purposes. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index.
Principal Risks
The value of your investment in the Fund changes with the value of the Fund’s investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund are listed below in alphabetical order and not in order of significance.
Capital Securities Risk. In addition to the risks associated with other types of preferred securities and fixed-income securities, investing in capital securities includes the risk that the value of securities may decline in response to changes in legislation and regulations applicable to financial institutions and financial markets, increased competition, adverse changes in general or industry-specific economic conditions, or unfavorable interest rates.
Contingent Convertible Securities Risk. In addition to the general risks associated with fixed-income securities and convertible securities, the risks of investing in contingent convertible securities (“CoCos”) include the risk that a CoCo may be written down, written off, or converted into an equity security when the issuer’s capital ratio falls below a specified trigger level, or in a regulator’s discretion depending on the regulator’s judgment about the issuer’s solvency prospects. Due to these features, CoCos may have substantially greater risk than other securities in times of financial stress. If the trigger level is breached, the issuer’s decision to write down, write off, or convert a CoCo may result in the fund’s complete loss on an investment in CoCos with no chance of recovery even if the issuer remains in existence.

Derivatives Risk. Derivatives may not move in the direction anticipated by the portfolio manager. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so, and result in disproportionate losses that may be substantially greater than a fund’s initial investment.
•Futures. Futures contracts involve specific risks, including: the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; counterparty risk; and if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements.
•Options. Options involve specific risks, including: the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the options; counterparty risk; difference in trading hours for the options markets and the markets for the underlying securities (rate movements can take place in the underlying markets that cannot be reflected in the options markets); and an insufficient liquid secondary market for particular options.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate, credit quality, and liquidity risks. The market value of fixed-income securities generally declines when interest rates rise, and increased interest rates may adversely affect the liquidity of certain fixed-income securities. Moreover, an issuer of fixed-income securities could default on its payment obligations due to increased interest rates or for other reasons.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation, or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
High Yield Securities Risk. High yield fixed-income securities (commonly referred to as “junk bonds”) are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.
Industry Concentration Risk. A fund that concentrates investments in a particular industry or group of industries has greater exposure than other funds to market, economic, and other factors affecting that industry or group of industries.
•Financial Services. A fund concentrating in financial services companies may be more susceptible to adverse economic or regulatory occurrences affecting financial services companies. Financial companies may be adversely affected in certain market cycles, including periods of rising interest rates, which may restrict the availability and increase the cost of capital, and declining economic conditions, which may cause credit losses due to financial difficulties of borrowers. Because many types of financial companies are especially vulnerable to these economic cycles, the Fund’s investments in these companies may lose significant value during such periods.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund’s average portfolio duration, the more sensitive the fund will be to changes in interest rates, which means funds with longer average portfolio durations may be more volatile than those with shorter durations.
Preferred Securities Risk. Because preferred securities have a lower priority claim on assets or earnings than senior bonds and other debt instruments in a company’s capital structure, they are subject to greater credit and liquidation risk than more senior debt instruments. In addition, preferred securities are subject to other risks, such as limited or no voting rights, deferring or skipping distributions, interest rate risk, and redeeming the security prior to any stated maturity date.
Redemption and Large Transaction Risk. Ownership of the Fund’s shares may be concentrated in one or a few large investors (such as funds of funds, institutional investors, and asset allocation programs) that may redeem or purchase shares in large quantities. These transactions may cause the Fund to sell securities to meet redemptions or to invest additional cash at times it would not otherwise do so, which may result in increased transaction costs, increased expenses, changes to expense ratios, and adverse effects to Fund performance. Such transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains. Moreover, reallocations by large shareholders among share classes of a fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information at www.PrincipalAM.com/mutualfundperformance.

The bar chart shows the investment returns of the Fund’s Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). These annual returns do not reflect sales charges on Class A shares; if they did, results would be lower. The table shows for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
For periods prior to the inception date of Class R-6 shares (January 3, 2017), the performance shown in the table for Class R-6 is that of the Fund’s Institutional Class shares, adjusted to reflect the fees and expenses of Class R-6. However, where this adjustment for fees and expenses results in performance for Class R-6 that is higher than the historical performance of the Institutional Class shares, the historical performance of the Institutional Class shares is used. These adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares, which were first sold May 1, 2002.
Total Returns as of December 31

Highest return for a quarter during the period of the bar chart above:	Q2 2020	10.10%
Lowest return for a quarter during the period of the bar chart above:	Q1 2020	(12.31)%
Year-to-date return for Class A shares:	Q3 2025	6.49%
Average Annual Total Returns
For the periods ended December 31, 2024

	1 Year	5 Years	10 Years
Class A Return Before Taxes	5.43%	1.53%	3.60%
Class A Return After Taxes on Distributions	3.97%	0.22%	2.14%
Class A Return After Taxes on Distributions and Sale of Fund Shares	3.87%	0.93%	2.44%
Class C Return Before Taxes	7.74%	1.54%	3.37%
Class J Return Before Taxes	8.65%	2.34%	4.00%
Institutional Class Return Before Taxes	9.81%	2.56%	4.27%
Class R-3 Return Before Taxes	9.25%	2.12%	3.78%
Class R-5 Return Before Taxes	9.70%	2.41%	4.09%
Class R-6 Return Before Taxes	9.81%	2.64%	4.31%
Bloomberg Global Aggregate Index (reflects no deduction for fees, expenses, or taxes)	(1.69)%	(1.96)%	0.15%
ICE BofA US All Capital Securities Index (reflects no deduction for fees, expenses, or taxes)	9.61%	2.57%	4.51%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for the other share classes.
The Bloomberg Global Aggregate Index is the Fund's primary broad-based securities market index. The ICE BofA US All Capital Securities Index is included as an additional index for the Fund as it shows how the Fund’s performance compares with the returns of an index of funds with similar investment objectives.

Investment Advisor
Principal Global Investors, LLC
Sub-Advisor and Portfolio Managers
Spectrum Asset Management, Inc.
•Fernando (“Fred”) Diaz (since 2010), Portfolio Manager
•Roberto Giangregorio (since 2010), Portfolio Manager
•L. Phillip Jacoby, IV (since 2002), Chief Investment Officer and Portfolio Manager
•Manu Krishnan (since 2010), Portfolio Manager
•Mark A. Lieb (since 2009), President and Chief Executive Officer
•Kevin Nugent (since 2014), Portfolio Manager
•Satomi Yarnell (since 2021), Portfolio Manager
Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
A, C, and J	Initial Investment	$1,000(1)
A, C, and J	Initial Investment for accounts with an Automatic Investment Plan (AIP)	$100
A, C, and J	Subsequent Investments	$100(1)(2)
Institutional, R-3, R-5, and R-6	There are no minimum initial or subsequent investment requirements for eligible purchasers.	N/A
(1)Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.
(2)For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional by sending a written request to Principal Funds at P.O. Box 219971, Kansas City, MO 64121-9971 (regular mail) or 801 Pennsylvania Ave., Ste. 219971, Kansas City, MO 64105-1307 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principal.com).
Class C shares are subject to an 8-year automatic conversion plan whereby Class C shares held for eight years after purchase will automatically convert to Class A shares of the same Fund. See Purchase of Fund Shares for more information.
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS
Each Fund’s investment objective is described in the summary section for each Fund. The summary section also describes each Fund’s principal investment strategies, including the types of securities in which each Fund invests, and the principal risks of investing in each Fund. The principal investment strategies are not the only investment strategies available to each Fund, but they are the ones each Fund primarily uses to achieve its investment objective.
Except for Fundamental Restrictions described in the Registrant’s Statement of Additional Information (“SAI”), the Registrant’s Board (the “Board”) may change any Fund’s objective or investment strategies without a shareholder vote if it determines such a change is in the best interests of the Fund. If there is a material change to a Fund’s investment objective or investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that each Fund will meet its objective.
Each Fund is designed to be a portion of an investor’s portfolio. No Fund is intended to be a complete investment program. Investors should consider the risks of a Fund before making an investment; it is possible to lose money by investing in a Fund.
The following investment strategies and risks (before the “Strategy and Risk Table” below) apply to the Funds and, depending on market conditions, can materially impact the management of the Funds.
Active Management
The performance of a fund that is actively managed (including hybrid funds or passively managed funds that use a sampling approach that includes some actively managed components) will reflect, in part, the ability of those managing the investments of the fund to make investment decisions that are suited to achieving the fund’s investment objective. Actively managed funds may invest differently from the benchmark against which the fund’s performance is compared. When making decisions about whether to buy or sell equity securities, considerations may include, among other things, a company’s strength in fundamentals, its potential for earnings growth over time, its ability to navigate certain macroeconomic environments, the current price of its securities relative to their perceived worth and relative to others in its industry, and analysis from computer models. When making decisions about whether to buy or sell fixed-income investments, considerations may include, among other things, the strength of certain sectors of the fixed-income market relative to others; interest rates; a range of economic, political, and financial factors; the balance between supply and demand for certain asset classes; the credit quality of individual issuers; the fundamental strengths of corporate and municipal issuers; and other general market conditions.
Models, which may assist portfolio managers and analysts in formulating their securities trading and allocation decisions by providing investment and risk management insights, may also expose a fund to risks. Models may be predictive in nature, which models depend heavily on the accuracy and reliability of historical data that is supplied by others and may be incorrect or incorrectly input. The fund bears the risk that the quantitative models used will not be successful in identifying trends or in determining the size and direction of investment positions that will enable the fund to achieve its investment objective. In addition, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
An active fund’s investment performance depends upon the successful allocation of the fund’s assets among asset classes, geographical regions, industry sectors, and specific issuers and investments. There is no guarantee that these allocation techniques and decisions will produce the desired results. It is possible to lose money on an investment in a fund as a result of these allocation decisions. If a fund’s investment strategies do not perform as expected, the fund could underperform other funds with similar investment objectives or lose money. Moreover, buying and selling securities to adjust the fund’s asset allocation may increase portfolio turnover and generate transaction costs.
Investment advisors with large assets under management in a Fund, or in other funds that have the same strategy as a Fund, may have difficulty fully investing such Fund’s assets according to its investment objective due to potential liquidity constraints and high transaction costs. Typically, small-cap, mid-cap, and emerging market equity funds are more susceptible to such a risk. A Fund may add additional investment advisors or close the Fund to new investors to address such risks.

Passive Management (Index Funds)
Some funds (including index funds and hybrid funds that include a passive component) use a passive, or indexing, investment approach. Funds that are pure index funds do not attempt to manage market volatility, use defensive strategies, or reduce the effect of any long-term periods of poor stock or bond performance. Some index funds attempt to fully replicate their relevant target index by investing primarily in the securities held by the index in approximately the same proportion of the weightings in the index. However, because of the difficulty of executing some relatively small securities trades, other index funds may use a “sampling” approach and may not be invested in the less heavily weighted securities held by the index. Some index funds may invest in index futures, swaps, and/or exchange-traded funds on a daily basis in an effort to minimize tracking error relative to the benchmark.
It is unlikely that an index fund’s performance will perfectly correlate with the performance of the fund’s relevant index. An index fund’s ability to match the performance of its index may be affected by many factors, such as fund expenses, the timing of cash flows into and out of the fund, changes in securities markets, and changes in the composition of the index.
The providers of the Funds' respective underlying indexes do not provide any warranty or accept any liability for the quality, accuracy, or completeness of any index or its related data. Those managing an index fund’s investments manage such fund consistently with the underlying index provided by the index provider and do not provide any warranty or guarantee against the index provider’s or its agent’s errors. Errors in the quality, accuracy, and completeness of the data used to compile an underlying index may occur and may not be identified and corrected in a timely manner, or at all. Such errors may negatively or positively impact the performance of a fund.
Unusual market conditions may cause an index provider to postpone a scheduled rebalance, which could cause a fund’s underlying index to vary from its normal or expected composition. The postponement of a scheduled rebalance, particularly in a time of market volatility, could mean that constituents that would otherwise be removed at rebalance due to changes in market capitalizations, issuer credit ratings, or other reasons may remain, causing the performance and constituents of the underlying index to vary from those expected under normal conditions. Apart from scheduled rebalances, an index provider may carry out additional index rebalances due to unusual market conditions or in order, for example, to correct an error in the selection of index constituents. When an index is rebalanced and an index fund in turn rebalances its portfolio, such fund and its shareholders bear any related transaction costs and market exposure.
Cash Management
A Fund may have uninvested cash balances pending investment in other securities, pending payment of redemptions, or in other circumstances where liquidity is necessary or desirable. A Fund may hold uninvested cash; invest it in cash equivalents such as money market funds, including the Principal Funds, Inc. - Government Money Market Fund; lend it to other Funds pursuant to the Funds' interfund lending facility; and/or invest in other instruments that those managing the Fund’s assets deem appropriate for cash management purposes. Generally, these types of investments offer less potential for gains than other types of securities. For example, to attempt to provide returns similar to its benchmark, a Fund (regardless of how it designates usage of derivatives and investment companies) may invest uninvested cash in derivatives, such as total return swaps, the credit default swap index (CDX), stock index futures contracts, or exchange-traded funds (“ETFs”), including Principal Exchange-Traded Funds ETFs. In selecting such investments, Principal Global Investors, LLC (“PGI”), the Funds’ investment advisor, may have conflicts of interest due to economic or other incentives to make or retain an investment in certain affiliated funds instead of in other investments that may be appropriate for a Fund.
Liquidity
The Funds have established a liquidity risk management program as required by the U.S. Securities and Exchange Commission’s (the “SEC”) Liquidity Rule. Under the program, PGI assesses, manages, and periodically reviews each Fund’s liquidity risk, which is the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. As part of the program, PGI classifies each investment as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment,” or “illiquid investment.” The liquidity of a Fund’s portfolio investments is determined based on relevant market, trading, and investment-specific considerations under the program. To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, a Fund can expect to be exposed to greater liquidity risk.

Certain fund holdings may be deemed to be less liquid or illiquid because they cannot be readily sold without significantly impacting the value of the holdings. A fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair its ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, high yield bonds, and bank loans, or securities with substantial market and/or credit risk, tend to have the greatest exposure to liquidity risk.
Liquidity risk also refers to the risk of unusually high redemption requests, redemption requests by certain large shareholders such as institutional investors or asset allocators, or other unusual market conditions that may make it difficult for a fund to sell investments within the allowable time period to meet redemptions. Meeting such redemption requests could require a fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the fund.
Market Volatility and Securities Issuers
The value of a fund’s portfolio securities may decrease in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services. As a result, the value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.
Additionally, U.S. and world economies, as well as markets (or certain market sectors), may experience greater volatility in response to the occurrence of natural or man-made disasters and geopolitical events, such as war, acts of terrorism, pandemics, military actions, trade disputes, or political instability. Moreover, if a fund’s investments are concentrated in certain sectors, its performance could be worse than the overall market.
Global events can impact the securities markets. Russia's invasion of Ukraine in 2022 has resulted in sanctions being levied by the United States, European Union, and other countries against Russia. Russia's military actions and the resulting sanctions could adversely affect global energy and financial markets and, thus, could affect the value of a fund's investments, even beyond any direct exposure the fund may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions, and resulting market disruptions could be substantial.
Other market disruption events include the pandemic spread of the novel coronavirus designated as COVID-19. The transmission of COVID-19 and efforts to contain its spread resulted in border closings and other travel restrictions and disruptions; disruptions to business operations, supply chains, and customer activity; event cancellations and restrictions; service cancellations and reductions; significant challenges in the healthcare industry; and quarantines. Health crises may exacerbate other pre-existing political, social, economic, market, and financial risks and negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant ways.
Market disruption events could also impair the information technology and other operational systems upon which a fund’s investment advisor or sub-advisor rely, and could otherwise disrupt the ability of the fund’s service providers to perform essential tasks. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.
Governmental and quasi-governmental authorities and regulators throughout the world, such as the Federal Reserve, have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatic changes to interest rates. Certain of those policy changes were implemented or considered in response to the COVID-19 outbreak and inflationary pressures. Such policy changes may adversely affect the value, volatility, and liquidity of dividend and interest-paying securities.
The impact of current and future market disruption events may last for an extended period of time and could result in a substantial economic downturn or recession. Such events could have significant adverse direct or indirect effects on the funds and their investments, and may result in a fund’s inability to achieve its investment objective, cause funds to experience significant redemptions, cause the postponement of reconstitution/rebalance dates of passive funds’ underlying indices, adversely affect the prices and liquidity of the securities and other instruments in which a fund invests, negatively impact the fund’s performance, and cause losses on your investment in the fund. You should also review this Prospectus and the SAI to understand each Fund’s discretion to implement temporary defensive measures, as well as the circumstances in which a Fund may satisfy redemption requests in-kind.

Securities Lending
To generate additional income, a Fund may lend its portfolio securities to broker-dealers and other institutional borrowers to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”) or the rules, regulations, or interpretations thereunder. A Fund that lends its securities will continue to receive amounts equal to the interest or dividend payments generated by the loaned securities. In addition to receiving these amounts, the Fund generates income on the loaned securities by receiving a fee from the borrower, and by earning interest on the collateral received from the borrower. A negotiated portion of the income is paid to a securities lending agent (e.g., a bank or trust company) that arranged the loan. During the term of the loan, the Fund’s investment performance will reflect changes in the value of the loaned securities.
A borrower’s obligations under a securities loan is secured continuously by collateral posted by the borrower and held by the custodian in an amount at least equal to the market value of the loaned securities. Generally, cash collateral that a Fund receives from securities lending activities will be invested in money market funds, which may include the Principal Funds, Inc. - Government Money Market Fund, which is managed by PGI and for which PGI receives a management fee. Collateral may also be invested in unaffiliated money market funds.
Securities lending involves exposure to certain risks, including the risk of losses resulting from problems in the settlement and accounting process; the risk of a mismatch between the return on cash collateral reinvestments and the fees each Fund has agreed to pay a borrower; and credit, legal, counterparty, and market risk. A Fund’s participation in a securities lending transaction may affect the amount, timing, and character of distributions derived from such transaction to shareholders. Qualified dividend income does not include “payments in lieu of dividends,” which the Funds anticipate they will receive in securities lending transactions.
Temporary Defensive Measures
From time to time, as part of its investment strategy, a Fund may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic, or political conditions. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers’ acceptances, repurchase agreements, commercial paper, and commercial paper master notes, which are floating rate debt instruments without a fixed maturity. In addition, a Fund may purchase U.S. government securities, preferred stocks, and debt securities, whether or not convertible into or carrying rights for common stock. There is no limit on the extent to which a Fund may take temporary defensive measures. In taking such measures, a Fund may lose the benefit of upswings and may limit its ability to meet, or fail to achieve, its investment objective.
Strategy and Risk Table
The following table lists each Fund and identifies whether the strategies and risks discussed in this section (listed in alphabetical order and not in order of significance) are principal for each Fund. Each Fund is also subject to the risks of any underlying funds in which it invests.
The SAI contains additional information about investment strategies and their related risks.

INVESTMENT STRATEGIES AND RISKS	BLUE CHIP	BOND MARKET INDEX	CAPITAL SECURITIES	DIVERSIFIED REAL ASSET
Arbitrage Trading
Bank Loans (also known as Senior Floating Rate Interests)
Cayman Subsidiary				X
Commodity-Related Investments				X
Contingent Convertible Securities ("CoCos")			X
Convertible Securities
Counterparty Risk				X
Derivatives				X
Emerging Markets
Energy Sector				X
Equity Securities	X			X
• Growth Style	X			X
• Smaller Companies				X
• Value Style				X
Fixed-Income Securities		X	X
Foreign Currency	X			X
Foreign Securities	X		X	X
Frequent Trading
Hedging
High Portfolio Turnover
High Yield Securities			X
Industrial Revenue Bond
Industry Concentration		X(1)	X	X
Inverse Floating Rate Investments
Investment Company Securities
Leverage				X
Municipal Obligations and AMT-Subject Bonds
Portfolio Duration		X	X
Preferred Securities			X
Real Estate Investment Trusts ("REITs")				X
Real Estate Securities		X		X
Redemption and Large Transaction Risk	X	X		X
Securitized Products		X
Short Sales
Sovereign Debt
Sustainable Investing
Telecommunication Services
Transportation
U.S. Government and U.S. Government-Sponsored Securities		X
Utilities Sector				X
(1)The Fund will not concentrate (i.e., invest more than 25% of its assets) its investments in a particular industry except to the extent the Index is so concentrated.

INVESTMENT STRATEGIES AND RISKS	GLOBAL LISTED INFRASTRUCTURE	GLOBAL MACRO	GLOBAL MULTI-STRATEGY	INTERNATIONAL EQUITY INDEX
Arbitrage Trading			X
Bank Loans (also known as Senior Floating Rate Interests)			X
Cayman Subsidiary		X	X
Commodity-Related Investments		X	X
Contingent Convertible Securities ("CoCos”)
Convertible Securities			X
Counterparty Risk		X	X
Derivatives		X	X
Emerging Markets	X	X	X
Energy Sector	X
Equity Securities	X	X	X	X
• Growth Style	X		X
• Smaller Companies	X		X
• Value Style	X		X
Fixed-Income Securities		X	X
Foreign Currency	X	X	X	X
Foreign Securities	X	X	X	X
Frequent Trading		X
Hedging		X	X
High Portfolio Turnover			X
High Yield Securities			X
Industrial Revenue Bond
Industry Concentration	X			X(1)
Inverse Floating Rate Investments
Investment Company Securities			X
Leverage		X	X
Municipal Obligations and AMT-Subject Bonds
Portfolio Duration			X
Preferred Securities
Real Estate Investment Trusts ("REITs”)	X
Real Estate Securities	X
Redemption and Large Transaction Risk	X	X	X	X
Securitized Products			X
Short Sales		X
Sovereign Debt		X
Sustainable Investing	X
Telecommunication Services	X
Transportation	X
U.S. Government and U.S. Government-Sponsored Securities		X	X
Utilities Sector	X
(1)The Fund will not concentrate (i.e., invest more than 25% of its assets) its investments in a particular industry except to the extent the Index is so concentrated.

INVESTMENT STRATEGIES AND RISKS	INTERNATIONAL SMALL COMPANY	OPPORTUNISTIC MUNICIPAL	SMALL-MIDCAP DIVIDEND INCOME	SPECTRUM PREFERRED AND CAPITAL SECURITIES INCOME
Arbitrage Trading
Bank Loans (also known as Senior Floating Rate Interests)
Cayman Subsidiary
Commodity-Related Investments
Contingent Convertible Securities ("CoCos”)				X
Convertible Securities
Counterparty Risk
Derivatives				X
Emerging Markets
Energy Sector
Equity Securities	X		X
• Growth Style	X		X
• Smaller Companies	X		X
• Value Style	X		X
Fixed-Income Securities		X		X
Foreign Currency	X		X
Foreign Securities	X		X	X
Frequent Trading
Hedging
High Portfolio Turnover
High Yield Securities		X		X
Industrial Revenue Bond		X
Industry Concentration				X
Inverse Floating Rate Investments		X
Investment Company Securities
Leverage		X
Municipal Obligations and AMT-Subject Bonds		X
Portfolio Duration		X		X
Preferred Securities				X
Real Estate Investment Trusts (“REITs”)			X
Real Estate Securities			X
Redemption and Large Transaction Risk	X	X	X	X
Securitized Products
Short Sales
Sovereign Debt
Sustainable Investing
Telecommunication Services
Transportation
U.S. Government and U.S. Government-Sponsored Securities
Utilities Sector

Arbitrage Trading
A fund employing arbitrage strategies has the risk that anticipated opportunities do not play out as planned, resulting in potentially reduced returns or losses to the fund as it unwinds failed trades. For example, with respect to the convertible arbitrage strategy, an issuer may default or may be unable to make interest and dividend payments when due; with respect to the merger arbitrage strategy, the merger deal may terminate before closing, thereby imposing losses to the fund.
Bank Loans (also known as Senior Floating Rate Interests)
Bank loans typically hold the most senior position in the capital structure of a business entity (the “Borrower”), are secured by specific collateral, and have a claim on the Borrower’s assets and/or stock that is senior to that held by the Borrower’s unsecured subordinated debtholders and stockholders. The proceeds of bank loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. Bank loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the bank loan. The Funds may purchase bank loans that are rated below-investment-grade (sometimes called “junk”) or will be comparable if unrated, which means they are more likely to default than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to the fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. Most bank loans are not traded on any national securities exchange. Bank loans generally have less liquidity than investment-grade bonds, and there may be less public information available about them. Bank loan interests may not be considered “securities,” and purchasers, therefore, may not be entitled to rely on the anti-fraud protections of the federal securities laws.
The primary and secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may cause a fund to be unable to realize full value and, thus, cause a material decline in a fund’s net asset value. Because transactions in bank loans may be subject to extended settlement periods, a fund may not receive proceeds from the sale of a bank loan for a period of time after the sale. As a result, sale proceeds may not be available to make additional investments or to meet a fund’s redemption obligations for a period of time after the sale of the bank loans, which could lead to a fund having to sell other investments, borrow to meet obligations, or borrow to remain fully invested while awaiting settlement.
Bank loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank, the Secured Overnight Financing Rate (SOFR), or the prime rate offered by one or more major U.S. banks.
Bank loans generally are subject to mandatory and/or optional prepayment. Because of these prepayment conditions and because there may be significant economic incentives for the borrower to repay, prepayments may occur.
Cayman Subsidiary
The Diversified Real Asset Fund, the Global Macro Fund, and the Global Multi-Strategy Fund may each invest up to 25% of its total assets in its respective wholly-owned subsidiary organized under the laws of the Cayman Islands (each, a “Cayman Subsidiary” and, together, the “Cayman Subsidiaries”). The Cayman Subsidiaries are not registered as investment companies under the 1940 Act and are not subject to all the investor protections of the 1940 Act. However, a fund investing in a Cayman Subsidiary wholly owns and controls such Cayman Subsidiary, and the Funds and Cayman Subsidiaries are managed by PGI. Moreover, the Funds’ Board has oversight responsibility for the Funds’ investment activities, including investments in a Cayman Subsidiary, and over a Fund’s role as sole shareholder of a Cayman Subsidiary. Each Cayman Subsidiary is overseen by its own board of directors, which consists of interested director(s) and may include Fund officer(s). The Diversified Real Asset Fund, the Global Macro Fund, and the Global Multi-Strategy Fund are the sole shareholders of their respective Cayman Subsidiary, and shares of the Cayman Subsidiaries will not be sold or offered to other investors. Further, these Funds will comply with the applicable requirements of the 1940 Act on a consolidated basis with its applicable Cayman Subsidiary, and each such Subsidiary will be subject to the same investment restrictions and limitations.
Each Cayman Subsidiary has entered into a separate management agreement with PGI whereby PGI provides advisory and accounting agency services to the Cayman Subsidiary. Further, PGI, on behalf of each applicable Cayman Subsidiary, has entered into a sub-advisory agreement with one or more sub-advisors to extent that the Fund has sub-advisors.

A Fund that invests in a Cayman Subsidiary is indirectly exposed to the particular risks associated with the Cayman Subsidiary’s investments. The Cayman Subsidiaries invest in commodity-linked derivatives, including commodity-linked swaps, commodity futures contracts, and options on commodities. Each Cayman Subsidiary may invest in other instruments, including fixed-income securities, equity securities, cash and cash equivalents, and U.S. government securities, either as investments or to serve as margin or collateral for the Cayman Subsidiary’s derivatives positions. The Global Multi-Strategy Fund Cayman Subsidiary may also invest in cryptocurrency. To the extent that a Fund invests in its respective Cayman Subsidiary, it will be subject to the particular risks associated with the Cayman Subsidiary’s investments.
The principal purpose of investing in a Cayman Subsidiary is to allow a fund to gain exposure to the commodity markets within the limitations of the federal tax law requirements applicable to regulated investment companies (“RICs”) under the Internal Revenue Code (the “Code”). To qualify as a RIC, a fund must meet certain requirements regarding the source of its income, the diversification of its assets, and the distribution of its income. If a fund fails to qualify as a RIC, it could be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to a fund’s earnings and profits. Shareholders of that fund would, therefore, be subject to diminished returns. The Funds rely on the reasoning set forth in certain private letter rulings issued to other RICs from the Internal Revenue Service (“IRS”) confirming that income derived from a Cayman Subsidiary will constitute qualifying income to a fund for RIC purposes. However, the IRS no longer issues private letter rulings to that effect and is reportedly reexamining its position with respect to structures of this kind. The Funds have not obtained such a private letter ruling.
Moreover, the Cayman Islands currently do not impose any income, corporate, or capital gains tax, or withholding tax, on the Cayman Subsidiaries. If the laws of the Cayman Islands were changed and a Cayman Subsidiary were required to pay Cayman Islands taxes, this may impact a Fund's returns based upon the percentage of assets allocated to commodities at that time.
Changes in the laws of the U.S. and/or the Cayman Islands, particularly with respect to tax laws, could result in the inability of the Funds and/or the Cayman Subsidiaries to operate as described in this Prospectus and could negatively affect the Funds and their shareholders.
Commodity-Related Investments
Commodities are assets that have tangible properties, such as oil, coal, natural gas, agricultural products, industrial metals, livestock, and precious metals. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and health, political, international, and regulatory developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Exposure to commodities and commodities markets may subject a fund to greater volatility than investments in traditional securities. No active trading market may exist for certain commodities investments, which may impair the ability of a fund to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments. Certain types of commodities instruments (such as commodity swaps) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.
Contingent Convertible Securities (“CoCos”)
Contingent convertible securities (“CoCos”) are hybrid debt securities intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” The triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going-concern if the conversion trigger were not exercised. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited to, the following:
•The occurrence of a conversion event is inherently unpredictable and depends on many factors, some of which will be outside the issuer’s control. Because of the uncertainty regarding whether a conversion event will occur, it may be difficult to predict when, if at all, a CoCo will be converted to equity, and a fund may suffer losses as a result.
•CoCos may have no stated maturity and fully discretionary coupons. This means coupon (i.e., interest) payments can be canceled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses, without causing a default.

•CoCos are usually issued in the form of subordinated debt instruments to provide the appropriate regulatory capital treatment. If an issuer liquidates, dissolves, or winds-up before a conversion to equity has occurred, the rights and claims of the holders of the CoCos (such as a fund) against the issuer generally rank junior to the claims of holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities after a conversion event (i.e., a “trigger”), each holder will be further subordinated.
•The value of CoCos is unpredictable and is influenced by many factors, including, without limitation: the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; supply and demand for CoCos; general market conditions and available liquidity; and economic, financial, and political events that affect the issuer, its particular market, or the financial markets in general. Moreover, the performance of CoCos may be correlated with one another and, as a result, negative information of one issuer may cause decline in the value of CoCos of many other issuers.
Due to these features, CoCos may have substantially greater risk than other securities in times of financial stress. If the trigger level is breached, the issuer’s decision to write down, write off, or convert a CoCo may result in the fund’s complete loss on an investment in CoCos with no chance of recovery, even if the issuer remains in existence.
Convertible Securities
Convertible securities are usually fixed-income securities that a fund has the right to exchange for equity securities at a specified conversion price. Convertible securities could also include corporate bonds, notes, or preferred stocks of U.S. or foreign issuers. Convertible securities allow a fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, a fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the fund could realize an additional $2 per share by converting its fixed-income securities.
Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued, the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit a fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.
Depending on the features of the convertible security, a fund will treat a convertible security as a fixed-income security, equity security, or preferred security for purposes of investment policies and limitations because of the unique characteristics of convertible securities. Funds that invest in convertible securities may invest in convertible securities that are below investment grade (sometimes referred to as “junk”). Many convertible securities are relatively illiquid.
Counterparty Risk
Counterparty risk is the risk that the counterparty to a contract or other obligation will be unable or unwilling to honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, a fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the fund. In addition, a fund may suffer losses if a counterparty fails to comply with applicable laws or other requirements. Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments in which financial services firms are exposed to systemic risks.
Derivatives
Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. A fund may invest in certain derivative strategies to earn income, manage or adjust the risk profile of the fund, replace more direct investments, or obtain exposure to certain markets. A fund may enter into forward commitment agreements, which call for the fund to purchase or sell a security on a future date at a fixed price. A fund may also enter into contracts to sell its investments either on demand or at a specific interval.
The risks associated with derivative investments include:
•increased volatility of a fund and/or the failure of the investment to mitigate volatility as intended;
•the inability of those managing investments of the fund to correctly predict the direction of securities prices, interest rates, currency exchange rates, asset values, and other economic factors;
•losses caused by unanticipated market movements, which may be substantially greater than a fund's initial investment and are potentially unlimited;
•the possibility that there may be no liquid secondary market, which may make it difficult or impossible to close out a position when desired;

•the possibility that the counterparty may fail to perform its obligations; and
•the inability to close out certain hedged positions to avoid adverse tax consequences.
There are many different types of derivatives and many different ways to use them. The specific derivatives that are principal strategies of each Fund are listed in its Fund Summary.
•Credit default swap agreements may be entered into by a fund as a “buyer” or “seller” of credit protection. Credit default swap agreements involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Credit default swaps can increase credit risk because a fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.
•Foreign currency contracts (such as foreign currency options and foreign currency forward and swap agreements) may be used by funds to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. For currency contracts, there is also a risk of government action through exchange controls that would restrict the ability of a fund to deliver or receive currency.
•Forwards, futures contracts, and options thereon (including commodities futures); options (including put or call options); and swap agreements and over-the-counter swap agreements (e.g., interest rate swaps, total return swaps, and credit default swaps) may be used by funds for hedging purposes in order to try to mitigate or protect against potential losses due to changing interest rates, securities prices, asset values, currency exchange rates, and other market conditions; non-hedging purposes to seek to increase the fund’s income or otherwise enhance return; and as a low-cost method of gaining exposure to a particular market without investing directly in those securities or assets.
These derivative investments are subject to special risk considerations, particularly that changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate, or index, and the fund could lose more than the initial amount invested. In addition, if a fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, even when it may be disadvantageous to do so. Options and swap agreements also involve counterparty risk. With respect to options, there may be difference in trading hours for the options markets and the markets for the underlying securities (rate movements can take place in the underlying markets that cannot be reflected in the options markets) and an insufficient liquid secondary market for particular options.
•Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices, or other financial indicators (reference indices).
Emerging Markets
The Funds consider a security to be tied economically to an emerging market if the issuer or guarantor of the security has its principal place of business or principal office in an emerging market, has its principal securities trading market in an emerging market, or derives a majority of its revenue from emerging markets. The Funds also consider a security to be tied economically to an emerging market if the currency of settlement of the security is the currency of the emerging market.
Usually, the term “emerging market” (also called a “developing market”) means any market that is considered to be an emerging market by the international financial community (such as markets tied to securities included in the MSCI Emerging Markets Index or Bloomberg Emerging Markets USD Aggregate Bond Index). Emerging markets generally exclude the U.S., Canada, Japan, Hong Kong, Singapore, Australia, New Zealand, and most nations located in Western Europe.
Investments in companies in emerging markets are subject to higher risks than investments in companies in more developed markets. These risks include:
•increased social, political, and economic instability;
•a smaller market for these securities and low or nonexistent trading volume that results in a lack of liquidity and greater price volatility;
•lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;

•foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
•relatively new capital market structure or market-oriented economy;
•the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
•restrictions that may make it difficult or impossible for a fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
•possible losses through the holding of securities in domestic and foreign custodial banks and depositories.
In addition, many developing markets have experienced substantial and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies, currencies, interest rates, and securities markets of those markets.
Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing markets. A fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.
Further, the economies of developing markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade.
The SEC, the U.S. Department of Justice, and other U.S. authorities may be limited in their ability to pursue bad actors, including instances of fraud in emerging markets. For example, in certain emerging markets, there are significant legal obstacles to obtaining information needed for investigations or litigation. Similar limitations apply to the pursuit of actions against individuals, including officers, who may have engaged in fraud or wrongdoing. In addition, local authorities often are constrained in their ability to assist U.S. authorities and overseas investors more generally. There are also legal or other obstacles to seeking access to funds in a foreign country.
Energy Sector
The performance of energy-related commodities is generally cyclical and highly dependent on energy prices. Energy prices may fluctuate significantly due to, among other things, national and international political changes, Organization of Petroleum Exporting Countries (“OPEC”) and non-OPEC energy exporters, such as the Russian Federation, policies and relationships, and the economies of key energy-consuming countries. The market value of energy-related commodities may decline for many reasons, including, among other things: changes in the levels and volatility of global energy prices, energy supply and demand, and capital expenditures on exploration and production of energy sources; exchange rates, interest rates, economic conditions, and tax treatment; terrorism, natural disasters, and other catastrophes; and energy conservation efforts, increased competition, and technological advances. The energy sector may also be subject to substantial government regulation and contractual fixed pricing. In addition, renewable energy companies may be more volatile than companies operating in more established industries. Seasonal weather conditions, extreme weather, or other natural disasters could have a disproportionate effect on renewable energy companies versus other types of energy companies. These factors could impact the ability of renewable energy companies to pay dividends comparable to those paid by other types of energy companies.
Equity Securities
Equity securities include common stocks, convertible securities, depositary receipts, rights (an offering of common stock to investors who currently own shares, which entitle them to buy subsequent issues at a discount from the offering price), and warrants (the right to purchase securities from the issuer at a specified price, normally higher than the current market price). Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Some funds focus their investments on certain market capitalization ranges. Market capitalization is defined as total current market value of a company’s outstanding equity securities. The market capitalization of companies in a fund’s portfolios and their related indexes will change over time, and, except to the extent consistent with its principal investment strategies (for example, for an index fund that uses a replication strategy), a fund will not automatically sell an investment just because it falls outside of the market capitalization range of its index(es).
Growth Style
The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, revenues, the economy, political developments, or other news. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. As a result, a fund that holds substantial investments in growth stocks may underperform other funds that invest more broadly or favor different investment styles. Because growth companies typically reinvest their earnings, growth stocks typically do not pay dividends at levels associated with other types of stocks, if at all.
Smaller Companies
Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small company stocks may decline in price as large company stocks rise, or rise in price while larger company stocks decline. The net asset value of a fund that invests a substantial portion of its assets in small company stocks may be more volatile than the net asset value of a fund that invests solely in larger company stocks. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources, or less depth in management than larger or more established companies. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.
Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company’s growth prospects. As a result, these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company’s management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.
Value Style
Value stocks present the risk that they may decline in price or never reach their expected full market value because the market fails to recognize the stock’s intrinsic worth. Value stocks may underperform growth stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. As a result, a fund that holds substantial investments in value stocks may underperform other funds that invest more broadly or favor different investment styles.
Fixed-Income Securities
Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors (examples include corporate bonds, convertible securities, asset-and mortgage-backed securities, and municipal, agency, and U.S. government securities). The issuer of a fixed-income security generally pays the investor a fixed, variable, or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.
Fixed-income securities are sensitive to changes in interest rates. Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors, including governmental policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed-income securities. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. An increase in interest rates from a low interest rate environment may lead to heightened volatility, rapid sales of fixed-income securities, and redemptions alongside reduced liquidity and dealer market-making capacity in fixed-income markets.

If interest rates fall, issuers of callable bonds may call (repay) securities with high interest rates before their maturity dates; this is known as call risk. In this case, an investor, such as a Fund, would likely reinvest the proceeds from these securities at lower interest rates, resulting in a decline in the Fund's income. Very low interest rates, including rates that fall below zero (where banks charge for depositing money), may detract from a Fund’s performance and its ability to maintain positive returns to the extent the Fund is exposed to such interest rates. To the extent a Fund is exposed to an investment with a negative interest rate to maturity, the Fund would generate a negative return on that investment. Floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline.
In June 2023, the Secured Overnight Financing Rate (“SOFR”) replaced the London InterBank Offered Rate (“LIBOR”) as the benchmark interest rate for dollar-denominated derivatives and loans in the United States pursuant to the Adjustable Interest Rate (LIBOR) Act. Prior to the adoption of SOFR, LIBOR was the globally accepted benchmark for interest rates; however, the United Kingdom’s Financial Conduct Authority, which regulated LIBOR, ceased publication of LIBOR rates on June 30, 2023. Countries outside of the United States have opted to use different alternatives to LIBOR than SOFR. The effect of LIBOR's discontinuation and replacement on new or existing financial instruments or operational processes will vary depending on a number of factors, including, for example, fallback provisions in contracts, replacement language in contracts, and legislative action. In addition, LIBOR’s discontinuation and replacement may affect the value, liquidity, or return on certain investments to which a Fund is exposed and may result in costs in connection with closing out positions and entering into new trades. These impacts are likely to persist until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled. SOFR is calculated by short-term repurchase agreements, backed by U.S. Treasuries. LIBOR was a forward-looking rate, while SOFR reflects an overnight rate, making SOFR much less susceptible to market fluctuations and manipulations than LIBOR.
Fixed-income securities are also affected by the credit quality of the issuer. Investment-grade debt securities are medium and high-quality securities. Some bonds, such as lower grade or “junk” bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due.
Additionally, a Fund's exposure to investments in companies with smaller market capitalizations may involve greater risks, price volatility (wide, rapid fluctuations), and less liquidity than investments in larger, more mature companies.
Foreign Currency
Certain of a fund’s investments will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Any income on such investments is generally paid to a fund in foreign currencies. In addition, funds may engage in foreign currency transactions for both hedging and investment purposes, as well as to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.
The value of foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of a fund’s portfolio investments (even if the local market price of the investments is unchanged) and changes in the dollar value of a fund’s income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of a fund’s assets and on the net investment income available for distribution may be favorable or unfavorable. Transactions in non-U.S. currencies are also subject to many of the risks of investing in foreign (non-U.S.) securities; for example, changes in foreign economies and political climates are more likely to affect a fund that has foreign currency exposure than a fund that invests exclusively in U.S. companies and currency. There also may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. Transactions in foreign currencies, foreign currency denominated debt, and certain foreign currency options, futures contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

A fund may incur costs in connection with conversions between various currencies. In addition, a fund may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when a fund declares and pays a dividend, or between the time when a fund accrues and pays an operating expense in U.S. dollars. To protect against a change in the foreign currency exchange rate between the date on which a fund contracts to purchase or sell a security and the settlement date for the purchase or sale, to gain exposure to one or more foreign currencies, or to “lock in” the equivalent of a dividend or interest payment in another currency, a fund might purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate.
Currency hedging involves some of the same general risks and considerations as other transactions with similar instruments (i.e., derivative instruments) and hedging. Currency transactions are also subject to additional risks. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a fund if it is unable to deliver or receive currency or monies in settlement of obligations. They could also cause hedges the fund has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Settlement of a currency forward contract for the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions on trading options on currency futures contracts is subject to the maintenance of a liquid market that may not always be available.
Foreign Securities
The Funds consider a security to be tied economically to countries outside the U.S. (a “foreign security”) if the issuer or guarantor of the security has its principal place of business or principal office outside the U.S., has its principal securities trading market outside the U.S., or derives a majority of its revenue from outside the U.S. The Funds also consider a security to be a foreign security if the settlement currency for the security is currency of a country outside of the U.S.
There may be less publicly available information about foreign companies than U.S. companies, and information about foreign securities in which the Funds invest may be less reliable or complete. Foreign companies, including those listed on U.S. securities exchanges, may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies with respect to such matters as insider trading rules, tender offer regulation, accounting standards or auditor oversight, stockholder proxy requirements, and the requirements mandating timely and accurate disclosure of information. For example, the Chinese government has taken positions that prevent the Public Company Accounting Oversight Board from inspecting the audit work and practices of accounting firms in mainland China and Hong Kong for compliance with U.S. law and professional standards. In addition, securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges.
Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of fund assets is not invested and earning no return. If a fund is unable to make intended security purchases due to settlement problems, the fund may miss attractive investment opportunities. In addition, a fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.
With respect to certain foreign countries, there is the possibility of nationalization, expropriation, or confiscatory taxation, political or social instability, or diplomatic developments that could affect a fund’s investments in those countries. In addition, a fund may also suffer losses due to differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility, or exchange rates could result in investment losses for a fund.
Foreign securities are often traded with less frequency and volume and, therefore, may have greater price volatility than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though a fund intends to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may reduce the liquidity of a fund’s portfolio. The fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

A fund may invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities risks to which they relate.
A fund may file claims to recover foreign withholding taxes on dividend and interest income (if any) received from issuers in certain countries and capital gains on the disposition of stocks or securities where such withholding tax reclaim is possible. Whether or when a fund will receive a withholding tax refund is within the control of the tax authorities in such countries. Where a fund expects to recover withholding taxes, the net asset value of a fund generally includes accruals for such tax refunds. If the likelihood of recovery materially decreases, accruals in the fund’s net asset value for such refunds may be written down partially or in full, which will adversely affect the fund’s net asset value. Shareholders in the fund at the time an accrual is written down will bear the impact of the resulting reduction in net asset value regardless of whether they were shareholders during the accrual period. Conversely, if a fund receives a tax refund that has not been previously accrued, shareholders in the fund at the time of the successful recovery will benefit from the resulting increase in the fund’s net asset value. Shareholders who sold their shares prior to such time will not benefit from such increase in the fund’s net asset value.
If a fund’s portfolio invests significantly in a certain geographic region, any negative development affecting that region will have a greater impact on the fund than a fund that is not as heavily invested in that region. For example, with respect to funds that invest significantly in China:
•Investing in China involves certain heightened risks and considerations, including, among others: frequent trading suspensions and government interventions (including by nationalizing assets); currency exchange rate fluctuations or blockages; limits on using brokers and on foreign ownership; different financial reporting standards, as described above; higher dependence on exports and international trade; political and social instability; infectious disease outbreaks; regional and global conflicts; increased trade tariffs, embargoes, and other trade limitations; custody and other risks associated with programs used to access Chinese securities; and uncertainties in tax rules that could result in unexpected tax liabilities for the Fund. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities. Moreover, actions by the U.S. government, such as delisting of certain Chinese companies from U.S. securities exchanges or otherwise restricting their operations in the U.S., may negatively impact the value of such securities held by the funds.
Frequent Trading
Funds that frequently trade their portfolios often have higher transaction costs (which are paid by the Fund), may result in higher taxes when Fund shares are held in a taxable account, and may lower the Fund’s performance. Active trading can result in a lower capital gain distribution due to higher transaction costs added to the basis of the assets or can result in lower ordinary income distributions to shareholders when the transaction costs cannot be added to the basis of assets. Both events reduce Fund performance.
Hedging
Hedging is a strategy that can be used to attempt to mitigate or protect against potential losses due to changing interest rates, securities prices, asset values, currency exchange rates, and other market conditions. The success of a fund’s hedging strategy will be subject to the ability of those managing the fund’s investments to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many investments change as markets change or time passes, the success of a fund’s hedging strategy will also be subject to the ability of those managing the fund’s investments to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, those managing the fund’s investments may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent a fund from achieving the intended hedge or expose a fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
High Portfolio Turnover
“Portfolio turnover” is the term used in the industry for measuring the amount of trading that occurs in a fund’s portfolio during the year. For example, a 100% turnover rate means that, on average, every security in the portfolio has been replaced once during the year. Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the fund), may result in higher taxes when fund shares are held in a taxable account, and may lower the fund’s performance. High portfolio turnover can result in a lower capital gain distribution due to higher transaction costs added to the basis of the assets or can result in lower ordinary income distributions to shareholders when the transaction costs cannot be added to the basis of assets. Both events reduce fund performance.

Please consider all the factors when you compare the turnover rates of different funds. You should also be aware that the “total return” line in the Financial Highlights section reflects portfolio turnover costs.
High Yield Securities
Below-investment-grade securities are fixed-income securities that are rated at the time of purchase Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”) and BB+ or lower by S&P Global Ratings (“S&P Global”). If the security has been rated by only one of the rating agencies, that rating will determine the security's rating; if the security is rated differently by the rating agencies, the highest rating will be used; and if the security has not been rated by either of the rating agencies, those selecting such investments will determine the security's quality.
Below-investment-grade securities are sometimes referred to as high yield or “junk bonds” and are considered speculative, particularly with respect to the issuer’s continuing ability to meet principal and interest payments. Such securities could be in default at time of purchase.
Investing in high yield securities involves special risks in addition to those associated with investing in investment-grade securities:
•High yield securities may be less liquid than investment-grade securities.
•The secondary market on which high yield securities are traded may be less liquid, which may reduce the price of the security and adversely affect, and cause large fluctuations in, the daily price of the Fund's shares.
•Analysis of the creditworthiness of issuers of high yield securities is more complex. To the extent a Fund invests in high yield securities, its ability to meet its objective may be more dependent on such credit analyses.
•High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions. Although high yield securities prices tend to be less sensitive to interest rate changes than those of investment-grade securities, they tend to be more sensitive to adverse economic downturns or individual corporate developments. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield securities, especially in a thinly traded market.
•If the issuer of high yield securities defaults, a Fund may incur additional expenses to seek recovery.
•If an issuer of high yield securities undergoes a corporate restructuring, such high yield securities may become exchanged for or converted into reorganized equity of the underlying issuer. Moreover, to the extent that a bond indenture or loan agreement does not contain sufficiently protective covenants or otherwise permits the issuer to take certain actions to the Fund's detriment (such as distributing cash to equity holders, incurring additional indebtedness, and disposing of assets), the underlying value of the high yield security may decline.
The use of credit ratings for evaluating high yield securities also involves certain risks. For example, credit ratings reflect the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security.
Industrial Revenue Bond
A fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition and performance of industrial revenue bonds. These revenue bonds are issued by or on behalf of public authorities to obtain funds to finance various public and/or privately operated facilities, including those for business and manufacturing, housing, sports, pollution control, airport, mass transit, port, and parking facilities. These bonds are normally secured only by the revenues from the project and not by state or local government tax payments. Consequently, the credit quality of these bonds is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. Payment of interest on and repayment of principal on such bonds are the responsibility of the user and/or any guarantor. These bonds are subject to a wide variety of risks, many of which relate to the nature of the specific project. Generally, the value and credit quality of these bonds are sensitive to the risks related to an economic slowdown.
Industry Concentration
A fund that concentrates its investments (invests more than 25% of its net assets) in a particular industry (or group of industries) is more exposed to the overall condition of the particular industry than a fund that invests in a wider variety of industries. A particular industry could be affected by economic, business, supply-and-demand, political, or regulatory factors. Companies within the same industry could react similarly to such factors. As a result, a fund’s concentration in a particular industry would increase the possibility that the fund’s performance will be affected by such factors.

Inverse Floating Rate Investments
Inverse floating rate investments are variable rate debt instruments that pay interest at rates that move in the opposite direction of prevailing interest rates. Inverse floating rate investments tend to underperform the market for fixed-rate bonds in a rising interest rate environment. Inverse floating rate investments have varying degrees of liquidity. Inverse floating rate investments in which the funds may invest may include derivative instruments, such as residual interest bonds or tender option bonds. Such instruments are typically created by a special purpose trust that holds long-term fixed-rate bonds and sells two classes of beneficial interests: short-term floating rate interests, which are sold to third-party investors, and the inverse floating residual interests, which are purchased by the funds. The funds generally invest in inverse floating rate investments that include embedded leverage, thus exposing the funds to greater risks and increased costs. The market value of a “leveraged” inverse floating rate investment generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an unleveraged investment.
Investment Company Securities
Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, various ETFs, and other open-end investment companies, represent interests in professionally managed portfolios that may invest in a variety of instruments. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value but may also be traded in the secondary market. ETFs are often structured to perform in a similar fashion to a broad-based securities index. Investing in ETFs involves generally the same risks as investing directly in the underlying instruments. Investing in ETFs involves the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the index or underlying instruments. Shares of ETFs may trade at prices other than net asset value.
A fund that invests in another investment company is subject to the risks associated with direct ownership of the securities in which such investment company invests. Fund shareholders indirectly bear their proportionate share of the expenses of each such investment company, including its advisory and administrative fees. The Fund would also continue to pay its own advisory fees and other expenses. Consequently, the Fund and its shareholders would, in effect, absorb two levels of fees with respect to investments in other investment companies.
A fund may invest in affiliated underlying funds, and those who manage such fund’s investments and their affiliates may earn different fees from different underlying funds and may have an incentive to allocate more fund assets to underlying funds from which they receive higher fees.
Leverage
If a fund makes investments in futures contracts, forward contracts, swaps, and other derivative instruments, these instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If a fund uses leverage through activities such as borrowing, entering into a short position, purchasing securities on margin or on a “when-issued” basis, or purchasing derivative instruments in an effort to increase its returns, the fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the fund. The net asset value of a fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the fund to pay interest. Leveraging may cause a fund to liquidate portfolio positions to satisfy its obligations when it may not be advantageous to do so. To the extent that a fund is not able to close out a leveraged position because of market illiquidity, a fund’s liquidity may be impaired.

Municipal Obligations and AMT-Subject Bonds
Municipal obligations are subject to the risk that litigation, legislation, or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such obligations. Certain municipalities may have difficulty meeting their obligations due to, among other reasons, changes in underlying demographics. Municipal obligations can be significantly affected by political changes as well as uncertainties in the municipal market related to government regulation, taxation, legislative changes, or the rights of municipal security holders. Because many municipal obligations are issued to finance similar projects, especially those relating to education, health care, transportation, utilities, and water and sewer, conditions in those sectors can affect the overall municipal market. Municipal obligations include general obligation bonds, which are backed by the “full faith and credit” of the issuer, which has the power to tax residents to pay bondholders. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues, and ability to maintain an adequate tax base. General obligation bonds generally are not backed by revenues from a specific project or source. Municipal obligations also include revenue bonds, which are generally backed by revenue from a specific project or tax. The issuer of a revenue bond makes interest and principal payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from a municipal water or sewer utility or an airport. Revenue bonds generally are not backed by the full faith and credit and general taxing power of the issuer. The market for municipal obligations/bonds may be less liquid than for taxable bonds. There may be less information available on the financial condition of issuers of municipal obligations than for public corporations. Municipal obligations may be susceptible to periods of economic stress, which could affect the market values and marketability of many or all municipal obligations of issuers in a state, U.S. territory, or possession.
AMT-subject bonds are municipal obligations issued to finance certain “private activities,” such as bonds used to finance airports, housing projects, student loan programs, and water and sewer projects. Interest on AMT-subject bonds is an item of tax preference for purposes of the federal individual alternative minimum tax (“AMT”). See “Tax Considerations” for a discussion of the tax consequences of investing in the Fund.
Current federal income tax laws limit the types and volume of bonds qualifying for the federal income tax exemption of interest, which may affect the ability of the Fund to purchase sufficient amounts of tax-exempt bonds.
Portfolio Duration
Average duration is a mathematical calculation of the average life of a bond (or for a bond fund, the average life of the fund’s underlying bonds, weighted by the percentage of the fund’s assets that each represents) that serves as a useful measure of its price risk. Duration is an estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. For example, if a fund has an average duration of 4 years and interest rates rise by 1%, the value of the bonds held by the fund will decline by approximately 4%, and if the interest rates decline by 1%, the value of the bonds held by the fund will increase by approximately 4%. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.
Preferred Securities
Preferred securities include preferred stock and various types of junior subordinated debt and trust preferred securities. Preferred securities may pay fixed rate or adjustable-rate distributions and generally have a payment “preference” over common stock, but are junior to the issuer’s senior debt in a liquidation of the issuer’s assets. Preference would mean that a company must pay on its preferred securities before paying on its common stock, and that any claims of the preferred security holder would typically be ahead of common stockholders’ claims on assets in a corporate liquidation.
Holders of preferred securities usually have no right to vote for corporate directors or on other matters. The market value of preferred securities is sensitive to changes in interest rates as they are typically fixed-income securities; the fixed-income payments are expected to be the primary source of long-term investment return. While some preferred securities are issued with a final maturity date, others are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without triggering an event of default for the issuer. In addition, an issuer of preferred securities may have the right to redeem the securities before their stated maturity date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may reduce the return of the security held by the fund. Preferred securities may be subject to provisions that allow an issuer, under certain circumstances to skip (indefinitely) or defer (possibly up to 10 years) distributions. If a fund owns a preferred security that is deferring its distribution, the fund may be required to report income for tax purposes while it is not receiving any income.

Preferred securities are typically issued by corporations, generally in the form of interest or dividend bearing instruments, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The preferred securities market is generally divided into the $25 par “retail” and the $1,000 par “institutional” segments. The $25 par segment includes securities that are listed on the New York Stock Exchange (“NYSE”) (exchange traded), which trade and are quoted with accrued dividend or interest income, and which are often callable at par value five years after their original issuance date. The institutional segment includes $1,000 par value securities that are not exchange-listed (over the counter), which trade and are quoted on a “clean” price, i.e., without accrued dividend or interest income, and which often have a minimum of 10 years of call protection from the date of their original issuance. Preferred securities can also be issued by real estate investment trusts and involve risks similar to those associated with investing in real estate investment trust companies.
Real Estate Investment Trusts (“REITs”)
REITs involve certain unique risks in addition to the risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). REITs are characterized as: equity REITs, which primarily own property and generate revenue from rental income; mortgage REITs, which invest in real estate mortgages; and hybrid REITs, which combine the characteristics of both equity and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. A fund that invests in a REIT is subject to the REIT’s expenses, including management fees, and will remain subject to the fund’s advisory fees with respect to the assets so invested. REITs are also subject to the possibilities of failing to qualify for the special tax treatment accorded REITs under the Internal Revenue Code and failing to maintain their exemptions from registration under the 1940 Act.
Regular REIT dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income for U.S. income tax purposes. Any distribution of income attributable to regular REIT dividends from a Fund’s investment in a REIT will not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such REIT directly.
Investment in REITs also involves risks similar to those associated with investing in small market capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.
Real Estate Securities
Investing in securities of companies in the real estate industry subjects a fund to the special risks associated with the real estate market and the real estate industry in general. Generally, companies in the real estate industry are considered to be those that have principal activity involving the development, ownership, construction, management, or sale of real estate; have significant real estate holdings, such as hospitality companies, healthcare facilities, supermarkets, mining, lumber, and/or paper companies; and/or provide products or services related to the real estate industry, such as financial institutions that make and/or service mortgage loans and manufacturers or distributors of building supplies. Securities of companies in the real estate industry are sensitive to factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws.
Redemption and Large Transaction Risk
Ownership of a fund’s shares may be concentrated in one or a few large investors (such as funds of funds, institutional investors, and asset allocation programs) that may redeem or purchase shares in large quantities. These transactions may cause a fund to sell securities to meet redemptions or to invest additional cash at times it would not otherwise do so, which may result in increased transaction costs, increased expenses, changes to expense ratios, and adverse effects to fund performance. Such transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains. Moreover, reallocations by large shareholders among share classes of a fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.

As an example, as of August 31, 2025, series of the Registrant and Principal Variable Contracts, Funds, Inc. (“PVC”) owned the following percentages, in the aggregate, of the outstanding shares of the underlying funds listed below. PGI is the advisor to the PFI and PVC funds of funds and is committed to minimizing the potential impact of redemption and large transaction risk on underlying funds to the extent consistent with pursuing the investment objectives of the funds of funds that it manages. However, PGI and its affiliates may face conflicts of interest in fulfilling responsibilities to all such funds.

Fund	Total Percentage of Outstanding Shares Owned
Blue Chip	22.81%
Bond Market Index	91.85%
Diversified Real Asset	16.47%
Global Listed Infrastructure	79.84%
International Equity Index	76.51%
International Small Company	93.47%
Small-MidCap Dividend Income	39.31%
Spectrum Preferred and Capital Securities Income	6.15%
Securitized Products
Securitized products are fixed-income instruments that represent interests in underlying pools of collateral or assets. The value of the securitized product is derived from the performance, value, and cash flows of the underlying asset(s).
A fund’s investments in securitized products are subject to risks similar to traditional fixed-income securities, such as credit, interest rate, liquidity, prepayment, extension, and default risk, as well as additional risks associated with the nature of the assets and the servicing of those assets. Prepayment risk may make it difficult to calculate the average life of a fund’s investment in securitized products. Securitized products are generally issued as pass-through certificates, which represent the right to receive principal and interest payments collected on the underlying pool of assets, which are passed through to the security holder. Therefore, repayment depends on the cash flows generated by the underlying pool of assets. The securities may be rated as investment grade or below investment grade.
The specific securitized products that are principal strategies of each Fund are listed in its Fund Summary.
•Mortgage-backed securities (“MBS”) represent an interest in a pool of underlying mortgage loans secured by real property. MBS are sensitive to changes in interest rates but may respond to these changes differently from other fixed-income securities due to the possibility of prepayment of the underlying mortgage loans. If interest rates fall and the underlying loans are prepaid faster than expected, the fund may have to reinvest the prepaid principal in lower yielding securities, thus reducing the fund’s income. Conversely, rising interest rates tend to discourage refinancings and the underlying loans may be prepaid more slowly than expected, reducing a fund’s potential to reinvest the principal in higher yielding securities and extending the duration of the underlying loans. In addition, when market conditions result in an increase in default rates on the underlying loans and the foreclosure values of the underlying real estate is less than the outstanding amount due on the underlying loan, collection of the full amount of accrued interest and principal on these investments may be doubtful. The risk of such defaults is generally higher in the case of underlying mortgage pools that include sub-prime mortgages (mortgages granted to borrowers whose credit histories would not support conventional mortgages).
•Commercial mortgage-backed securities (“CMBS”) represent an interest in a pool of underlying commercial mortgage loans secured by real property such as retail, office, hotel, multi-family, and industrial properties. CMBS are issued in several classes with different levels of yield and credit protection, and the CMBS class in which a fund invests influences the interest rate, credit, and prepayment risks. Many of the loans related to CMBS do not allow voluntary prepayment, which can help mitigate or eliminate prepayment risk.
•Asset-backed securities (“ABS”) are backed by non-mortgage assets such as company receivables, company loans, truck and auto loans, student loans, leases, and credit card receivables. ABS entail credit risk. They also may present a risk that, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid interest or principal.

Short Sales
The Fund will enter into a short derivative position through a futures contract or swap agreement. If the price of the underlying asset or derivative has increased during this time, then the Fund will incur a (potentially unlimited) loss equal to the increase in price from the time into which the short sale was entered. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund. Short positions also involve transaction and other costs that will reduce potential fund gains and increase potential Fund losses.
Sovereign Debt
Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy, or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Sustainable Investing
Investing in companies that meet certain sustainability standards may affect the Fund’s exposure to certain companies and industries. The Fund’s performance may at times be better or worse than funds that do not consider sustainability criteria or that consider different criteria. The consideration of sustainability is qualitative and subjective by nature and there is no assurance that any strategy that considers sustainability factors will be successful or profitable. Further, investors may differ in their views of what constitutes positive or negative sustainability characteristics of a security. There is no guarantee that the criteria used, or judgment exercised, will reflect the beliefs or values of any particular investor.
Telecommunication Services
The telecommunications industry is subject to governmental regulation and a greater price volatility than the overall market, and the products and services of telecommunications companies may be subject to rapid obsolescence resulting from changing consumer tastes, intense competition, and strong market reactions to technological developments throughout the industry. Companies in the telecommunications sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology.
Transportation
Companies in the transportation industry may be adversely affected by economic changes, increases in fuel and operating costs, labor relations, and insurance costs. Transportation companies may also be subject to significant government regulation and oversight, which may adversely affect their businesses.
U.S. Government and U.S. Government-Sponsored Securities
U.S. government securities, such as Treasury bills, notes, and bonds and mortgage-backed securities guaranteed by the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise.
Although U.S. government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae) may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury nor supported by the full faith and credit of the U.S. government.
There is no assurance that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight, and/or other consequences that could adversely affect the credit quality, availability, or investment character of securities issued by these entities. The value and liquidity of U.S. government securities may be affected adversely by changes in the ratings of those securities.

Utilities Sector
When interest rates go up, the value of securities issued by utilities companies historically has gone down. In most countries and localities, the utilities industry is regulated by governmental entities, which can increase costs and delays for new projects and make it difficult to pass increased costs on to consumers. In certain areas, deregulation of utilities has resulted in increased competition and reduced profitability for certain companies and increased the risk that a particular company will become bankrupt or fail completely. Reduced profitability, as well as new uses for or additional need of funds (such as for expansion, operations, or stock buybacks), could result in reduced dividend payout rates for utilities companies. In addition, utilities companies face the risk of increases in the cost and reduced availability of fuel (such as oil, coal, natural gas, or nuclear energy) and potentially high interest costs for borrowing to finance new projects.
PORTFOLIO HOLDINGS INFORMATION
A description of the Registrant’s policies and procedures with respect to disclosure of the Funds' portfolio securities is available in the Funds' SAI.
MANAGEMENT OF THE FUNDS
The Manager and Advisor
Principal Global Investors, LLC (“PGI”), an indirect subsidiary of Principal Financial Group, Inc.® (“Principal®”), serves as the manager and advisor for the Funds. Through the Management Agreement with the Registrant, PGI provides investment advisory services and certain corporate administrative services for the Funds.

Advisor:
Principal Global Investors, LLC (doing business as Principal Asset ManagementSM), 711 High Street, Des Moines, IA 50392, is part of a diversified global asset management organization that utilizes specialized investment teams and affiliates to provide institutional investors and individuals with diverse investment capabilities, including fixed income, equities, real estate, and asset allocation. In addition to its asset management offices in the U.S., PGI has asset management offices of affiliate advisors located in Europe, Asia, Latin America, and Australia. PGI has been a registered investment advisor since 1998.

Funds:
In fulfilling its investment advisory responsibilities, PGI provides day-to-day discretionary investment services (directly making decisions to purchase or sell securities) for all or a portion of the following Funds:

•Blue Chip (services provided by Principal Aligned, an investment team within PGI)
•Bond Market Index
•Diversified Real Asset (services provided by Principal Asset Allocation, an investment team within PGI)
•Global Macro
•Global-Multi Strategy (services provided by Principal Asset Allocation; and, for a portion of the relative value strategy, services provided by Principal Finisterre, an investment team within PGI)
•International Equity Index
•International Small Company
•Opportunistic Municipal
•Small-MidCap Dividend Income (services provided by Principal Edge, an investment team within PGI)

Several of the Funds have multiple sub-advisors. A team within Principal Asset Allocation, an investment team within PGI and whose members are identified in each Fund Summary and listed below, determines the portion of those Funds’ assets that PGI and each sub-advisor will manage and may reallocate Fund assets among PGI and the sub-advisors from time-to-time. This team agrees on allocation decisions and shares authority and responsibility for day-to-day portfolio management, with no limitation on the authority of one portfolio manager in relation to another.
The decision to reallocate Fund assets between PGI acting in a discretionary advisory capacity and the sub-advisors may be based on a variety of factors, including, but not limited to: the investment capacity of PGI and each sub-advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in PGI or each sub-advisor’s firm or investment professionals, or changes in the number of sub-advisors. Ordinarily, reallocations of Fund assets among sub-advisors occur as a sub-advisor liquidates assets in the normal course of portfolio management or with net new cash flows; however, at times, existing Fund assets may be reallocated among PGI and/or the sub-advisors.

The Fund Summaries identified the portfolio managers and the Funds they manage. Additional information about the portfolio managers follows. With respect to the biographies of PGI portfolio managers, references to Principal® encompass various entities and groups within the Principal organization, such as its majority- and wholly-owned subsidiaries, as well as investment teams within PGI.
As reflected in the Fund Summaries, the day-to-day portfolio management, for some Funds, is shared by multiple portfolio managers. In each such case, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio. However, for the Blue Chip Fund, Mr. Nolin has ultimate decision making authority. Mr. Rozycki may make investment decisions in Mr. Nolin’s absence.
Jessica S. Bush has been with Principal® since 2006. She earned a bachelor’s degree in Business Administration from the University of Michigan. Ms. Bush has earned the right to use the Chartered Financial Analyst designation.
Jeff Callahan has been with Principal® since 2006. He earned a bachelor’s degree in Business Administration with an emphasis in Finance from Wartburg College and an M.B.A. from the University of Iowa. Mr. Callahan has earned the right to use the Chartered Financial Analyst designation.
Lauren Choi has been with Principal® since 2013. She earned a bachelor’s degree in Biomedical Engineering from Johns Hopkins University.
Daniel R. Coleman has been with Principal® since 2001. He earned a bachelor’s degree in Finance from the University of Washington and an M.B.A. from New York University.
Jessica Jin has been with Principal® since 2024. Prior to that, Ms. Jin was a Vice President for PGIM Quantitative Solutions, a business of Prudential Financial, where she developed and managed global macro strategies. Ms. Jin joined Prudential Financial in 2018. She earned a bachelor's degree in Mathematical Economics and Finance from Central University of Finance and Economics in China, a master's degree in Financial Mathematics from The Hong Kong University of Science and Technology in Hong Kong, and a master's degree in Operations Research from Columbia University.
Tiffany N. Lavastida has been with Principal® since 1997. She earned a bachelor’s degree in Finance and an M.B.A. from the University of Iowa. Ms. Lavastida has earned the right to use the Chartered Financial Analyst designation.
James Noble has been with Principal® since 2010. He earned a bachelor’s degree in Finance and an M.B.A. from Hofstra University. Mr. Noble has earned the right to use the Chartered Financial Analyst designation.
K. William Nolin has been with Principal® since 1993. He earned a bachelor’s degree in Finance from the University of Iowa and an M.B.A. from the Yale School of Management. Mr. Nolin has earned the right to use the Chartered Financial Analyst designation.
Tyler O’Donnell has been with Principal® since 2015. He earned bachelor’s degrees in Mathematics and Biochemistry from the University of Iowa and an M.B.A. from Iowa State University. Mr. O’Donnell has earned the right to use the Chartered Financial Analyst designation.
Brian W. Pattinson has been with Principal® since 1994. He earned a bachelor’s degree and an M.B.A. in Finance from the University of Iowa. Mr. Pattinson has earned the right to use the Chartered Financial Analyst designation.
Sarah E. Radecki has been with Principal® since 1999. She earned bachelor’s degrees in Political Science and Economics from Saint Mary’s College of California and a master’s degree in Economics from the University of California at Santa Barbara. Ms. Radecki has earned the right to use the Chartered Financial Analyst designation.
Benjamin E. Rotenberg has been with Principal® since 2014. He earned a bachelor’s degree in International Relations and Russian from Pomona College. Mr. Rotenberg has earned the right to use the Chartered Financial Analyst and the Chartered Alternative Investment Analyst designations.
Tom Rozycki has been with Principal® since 2001. He earned a bachelor’s degree in Finance from Drake University. Mr. Rozycki has earned the right to use the Chartered Financial Analyst designation.
Aaron J. Siebel has been with Principal® since 2005. He earned a bachelor’s degree in Finance from the University of Iowa. Mr. Siebel has earned the right to use the Chartered Financial Analyst designation.
Yesim Tokat-Acikel has been with Principal® since 2023. Prior to that, Ms. Tokat-Acikel was a Managing Director, Head of Multi-Asset Research, Co-Head of ESG, and Portfolio Manager for PGIM Quantitative Solutions, a business of Prudential Financial, since 2010. She earned a bachelor’s degree in Industrial Engineering from Bilkent University, a master’s degree in Industrial Engineering from the University of Arizona, and a PhD in Financial Economics from the University of California, Santa Barbara.

May Tong has been with Principal® since 2021. Prior to that, Ms. Tong was a Senior Vice President, Portfolio Manager for Franklin Templeton Multi-Asset Solutions since 2018. She earned a bachelor’s degree in Accounting and Finance from Boston College and an M.B.A. from Columbia University. Ms. Tong has earned the right to use the Chartered Financial Analyst designation.
Darryl Trunnel has been with Principal® since 2008. He earned a bachelor’s degree in Agricultural Business from Iowa State University. Mr. Trunnel has earned the right to use the Chartered Financial Analyst designation.
James Welch has been with Principal® since 2014. He earned a bachelor’s degree in Economics from the Pennsylvania State University.
The Sub-Advisors
PGI has signed contracts with various sub-advisors. Under the sub-advisory agreements, the sub-advisor agrees to assume the obligations of PGI to provide investment advisory services to the portion of the assets of a specific Fund allocated to it by PGI. For these services, PGI pays the sub-advisor a fee.
PGI or the sub-advisor provides the Board with a recommended investment program. The program must be consistent with the Fund’s investment objective and policies. Within the scope of the approved investment program, the sub-advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.
The Fund Summaries identified the sub-advisors, portfolio managers, and the Funds they manage. Additional information follows.
On or about January 15, 2026, remove all references to BlackRock Financial Management, Inc. and BlackRock International Limited.

Sub-Advisor:
BlackRock Financial Management, Inc. (“BlackRock”), 50 Hudson Yards, New York, NY 10001, is a registered investment advisor organized in 1994. BlackRock and its affiliates manage investment company and other portfolio assets.

Sub-Sub-Advisor: BlackRock International Limited (“BIL”), Exchange Place One, 1 Semple Street, Edinburgh EH3 8BL, Scotland, is a registered investment advisor founded in 1995.
Fund(s):	a portion of Diversified Real Asset (inflation-indexed bonds strategy)
BlackRock and BIL, with PGI’s consent, have entered into a sub-sub-advisory agreement for the Fund. Under the agreement, BIL has agreed to carry out certain investment advisory obligations of BlackRock to manage the Fund’s assets. BlackRock will allocate to BIL a portion of the Fund assets BlackRock manages.
Sub-Advisor:
ClearBridge Investments (North America) Pty Limited (“ClearBridge”), Level 13, 35 Clarence Street, Sydney, Australia 2000, is a global equities asset manager and registered investment advisor founded in 2009.

Fund(s):	a portion of Diversified Real Asset (a portion of the infrastructure strategy)
Sub-Advisor:
CoreCommodity Management, LLC (“CoreCommodity”), 680 Washington Boulevard, 11th Floor, Stamford, CT 06901, founded in 2003, is an investment advisor registered with the SEC that provides advisory and fiduciary commodity management services to investors globally.

Fund(s):	a portion of Diversified Real Asset (a portion of the commodities strategy and, indirectly through the Fund’s Cayman Subsidiary, commodity derivatives)
Sub-Advisor:
Crabel Capital Management, LLC (“Crabel”), 1999 Avenue of the Stars, Suite 2060, Los Angeles, CA 90067, founded in 1987, is a global alternative investment firm that specializes in systematic, automated trading of worldwide futures and foreign exchange.

Fund(s):	a portion of Global Multi-Strategy (systematic global macro strategy)
Sub-Advisor:	Gotham Asset Management, LLC (“Gotham”), 825 Third Avenue, Suite 1750, New York, NY 10022, is a registered investment advisor that manages long/short and long-only investment strategies.
Fund(s):	a portion of Global Multi-Strategy (equity long/short strategy)

Sub-Advisor:	Graham Capital Management, L.P. (“Graham”), 40 Highland Avenue, Rowayton, Connecticut, 06853, founded in 1994, is an investment management firm that focuses on global macro-oriented strategies.
Fund(s):	a portion of Global Multi-Strategy (primarily the global macro strategy; however, Graham may use any of the Fund’s investment strategies, including investments through the Fund’s Cayman Subsidiary)
Sub-Advisor:	Loomis, Sayles & Company, L.P. (“Loomis Sayles”), One Financial Center, Boston, Massachusetts 02111, is an investment advisory firm that was founded in 1926.
Fund(s):	a portion of Global Multi-Strategy (relative value strategy)
Sub-Advisor:
Los Angeles Capital Management LLC (“Los Angeles Capital”), 11150 Santa Monica Boulevard, Suite 200, Los Angeles, CA 90025, founded in 2002, is a registered investment advisor offering risk-controlled, active equity management services to a broad range of institutional investors.

Fund(s):	a portion of Global Multi-Strategy (primarily the equity long/short strategy; however, Los Angeles Capital may use any of the Fund’s investment strategies)
Sub-Advisor:
Newton Investment Management North America LLC (“NIMNA, LLC”), BNY Mellon Center, One Boston Place, 201 Washington Street, Boston, MA 02108, is an SEC-registered investment advisor providing clients with a wide range of investment solutions.

Fund(s):	a portion of Diversified Real Asset (a portion of the natural resources strategy)
Sub-Advisor:
Nomura Investments Fund Advisers (“NIFA”), 610 Market Street, Philadelphia, PA 19106, is a series of an SEC-registered investment advisor that is dedicated to the management of equity and fixed-income securities accounts.

Fund(s):	a portion of Diversified Real Asset (a portion of the infrastructure strategy)
Sub-Advisor:
Nuveen Asset Management, LLC (“Nuveen Asset Management”), 333 West Wacker Drive, Chicago, IL 60606, is an investment advisor registered with the SEC providing investment management services in a variety of investment strategies across multiple asset classes.

Fund(s):	a portion of Diversified Real Asset (floating rate debt strategy)
Sub-Advisor:
Pictet Asset Management SA (“Pictet”), 60 Route Des Acacias, Geneva, Switzerland 1211-73, is authorized and regulated by the FINMA in Switzerland and the SEC in the U.S. and has been an investment advisor since 2006. Pictet provides asset management services for institutional investors and investment funds.

Fund(s):	a portion of Diversified Real Asset (a portion of the natural resources strategy)
Sub-Advisor:
Principal Real Estate Investors, LLC (doing business as Principal Real Estate) (“Principal-REI”), 711 High Street, Des Moines, IA 50392, was founded in 2000 and manages commercial real estate across the spectrum of public and private equity and debt investments, primarily for institutional investors.

Fund(s):	Global Listed Infrastructure and a portion of Diversified Real Asset (real estate strategy)
Emily Foshag has been with Principal-REI since 2019. She earned a bachelor’s degree in Accounting from New York University and an M.S. degree with distinction from New York University with a concentration in global energy and environmental policy. Ms. Foshag has earned the right to use the Chartered Financial Analyst designation.
Alex Mottershead has been with Principal-REI since 2019. He earned a Masters of Arts from the University of Oxford. Mr. Mottershead has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:
Record Currency Management Limited (“Record”), 3 Sheldon Square, London, W2 6HY, United Kingdom, founded in 1983, is an SEC-registered investment advisory firm that specializes in currency trading and provides tailor-made solutions for clients.

Fund(s):	a portion of Global Multi-Strategy (currency trading strategy)

Sub-Advisor:
Spectrum Asset Management, Inc. (“Spectrum”), 2 High Ridge Park, Stamford, CT 06905, founded in 1987, manages portfolios of preferred securities for corporate, pension fund, insurance, and endowment clients; open-end and closed-end mutual funds; and separately managed account programs for high net worth individual investors, as well as provides volatility mitigation solutions for some client portfolios.

Fund(s):	Capital Securities and Spectrum Preferred and Capital Securities Income
The day-to-day portfolio management is shared by a team of portfolio managers (Messrs. Diaz, Giangregorio, Jacoby, Krishnan, and Lieb and Ms. Yarnell), under the leadership of the Chief Investment Officer (who also chairs the Investment Committee) in conjunction with the Credit and Research Team. This group has the authority and responsibility for research, credit selection, ongoing portfolio management, and trading. For the Spectrum Preferred and Capital Securities Income Fund, the volatility mitigation strategies are managed by a team consisting of Mr. Jacoby, Mr. Krishnan, and Mr. Nugent; however, Mr. Nugent is primarily responsible for day-to-day portfolio management for the volatility mitigation strategies.
Fernando (“Fred”) Diaz joined Spectrum in 2000.
Roberto Giangregorio joined Spectrum in 2003. Mr. Giangregorio earned a B.S. and M.S. in Mechanical Engineering from S.U.N.Y. at Stony Brook and the University of Wisconsin-Madison, respectively. He also earned an M.B.A. in Finance from Cornell University.
L. Phillip Jacoby, IV joined Spectrum in 1995. Mr. Jacoby earned a B.S. in Finance from the Boston University School of Management.
Manu Krishnan joined Spectrum in 2004. Mr. Krishnan earned a B.S. in Mechanical Engineering from the College of Engineering, Osmania University, India, an M.S. in Mechanical Engineering from the University of Delaware, and an M.B.A. in Finance from Cornell University. Mr. Krishnan has earned the right to use the Chartered Financial Analyst designation.
Mark A. Lieb founded Spectrum in 1987. Mr. Lieb earned a B.A. in Economics from Central Connecticut State College and an M.B.A. in Finance from the University of Hartford.
Kevin Nugent joined Spectrum in 2012. Mr. Nugent earned a B.A. from Ohio Wesleyan University.
Satomi Yarnell joined Spectrum in 2015. Ms. Yarnell earned a M.A. in Economics from Waseda University. Ms. Yarnell has earned the right to use the Chartered Financial Analyst designation and is a Chartered Member of Security Analyst Association of Japan (CMA).

Sub-Advisor:
Wellington Management Company LLP (“Wellington”), 280 Congress Street, Boston, Massachusetts 02210, is a professional investment management firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions.

Fund(s):	a portion of Diversified Real Asset (a portion of the commodities strategy and, indirectly through the Fund’s Cayman Subsidiary, commodity derivatives) and a portion of Global Multi-Strategy (primarily the equity long/short strategy; however, Wellington may use any of the Fund’s investment strategies)

On or about January 15, 2026, delete the preceding rows for Sub-Advisor: Wellington Management Company LLP and replace with the following:

Sub-Advisor:
Wellington Management Company LLP (“Wellington”), 280 Congress Street, Boston, Massachusetts 02210, is a professional investment management firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions.

Fund(s):	a portion of Diversified Real Asset (a portion of the commodities strategy and, indirectly through the Fund’s Cayman Subsidiary, commodity derivatives)

Sub-Advisor:
Westchester Capital Management, LLC (“Westchester”), 100 Summit Lake Drive, Valhalla, NY 10595, a registered investment advisor, was founded in 1980 and manages assets across merger arbitrage, event-driven, and credit event strategies.

Fund(s):	a portion of Global Multi-Strategy (primarily the event-driven strategy; however, Westchester may use any of the Fund’s investment strategies)

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Funds.
Participating Affiliate Agreement
In rendering investment advisory services to a Fund, the advisor and each sub-advisor may use the resources of one or more of its respective foreign (non-U.S.) affiliates that are not registered under the Investment Advisers Act of 1940, as amended, to provide portfolio management, research, and trading services to the Fund. Under a Participating Affiliate Agreement, and pursuant to applicable guidance from the Staff of the SEC, U.S. registered advisors are allowed to use investment advisory and trading resources of such unregistered advisory affiliates subject to the regulatory supervision of the registered advisor. For example, some Principal Funds assets are managed by employees of Principal Global Investors (Europe) Limited pursuant to such an arrangement. Each such affiliate and any of their respective employees who provide services to a Fund are considered under the Participating Affiliate Agreement to be “supervised persons” of the advisor or sub-advisor (as applicable) as that term is defined in the Investment Advisers Act of 1940, as amended.
Fees Paid to PGI
Each Fund, with the exception of the Capital Securities Fund, pays PGI a fee for its services, which includes the fee PGI pays to sub-advisors, as applicable.
The Capital Securities Fund will not pay PGI a fee for its services, and PGI will not pay Spectrum a fee for Spectrum's sub-advisory services to the Fund. This arrangement recognizes that the Wrap Fee Advisor will receive a fee through the wrap-fee program that takes into account the value of any shares of the Fund held by Eligible Wrap Accounts.

Management Fee Schedule (as a percentage of the average daily net assets)
Fund	All Assets
Capital Securities	0.00% (1)
(1)The table reflects that Principal Global Investors, LLC (“PGI”), the investment advisor, is absorbing all expenses of the Capital Securities Fund. You should be aware, however, that the Capital Securities Fund is an integral part of “wrap-fee” programs, including those sponsored by registered investment advisors and broker-dealers unaffiliated with the Capital Securities Fund. Participants in these programs pay a “wrap” fee to the wrap-fee program’s sponsor (“Sponsor”). You should carefully read the wrap-fee brochure provided to you by your Sponsor or your registered investment advisor. The brochure is required to include information about the fees charged to you by the Sponsor and the fees the Sponsor pays to your registered investment advisor.
The management fee schedule for the Global Macro Fund, which has not completed a full fiscal year, is as follows (as a percentage of average daily net assets):

Fund	All Assets
Global Macro	0.75%
The fee each Fund paid (as a percentage of the Fund's average daily net assets) for the fiscal year ended August 31, 2025 was:

Fund	Percentage of the Fund's Average Daily Net Assets
Blue Chip	0.59%
Bond Market Index	0.13%
Capital Securities	0.00%
Diversified Real Asset	0.76%
Global Listed Infrastructure	0.75%
Global Multi-Strategy	1.26%
International Equity Index	0.23%
International Small Company	1.00%
Opportunistic Municipal	0.44%
Small-MidCap Dividend Income	0.77%
Spectrum Preferred and Capital Securities Income	0.69%
Availability of the discussions regarding the basis for the Board’s approval of various management and sub-advisory agreements will be available for all Funds in the Registrant's Form N-CSR filing on the SEC's website at www.sec.gov for the period ending February 28, 2026.

Manager of Managers
The Registrant operates as a Manager of Managers. Under an order received from the SEC (the “Order”), the Registrant and PGI may enter into and materially amend agreements with unaffiliated and wholly-owned affiliated sub-advisors (affiliated sub-advisors that are at least 95% owned, directly or indirectly, by PGI or an affiliated person of PGI) without obtaining shareholder approval, including to:
•hire one or more sub-advisors;
•change sub-advisors; and
•reallocate management fees between PGI and sub-advisors.
Although there is no present intent to do so, the Funds may, in the future, rely on current SEC Staff guidance that expands relief under the Order to allow PGI to enter into and materially amend agreements with majority-owned affiliated sub-advisors (affiliated sub-advisors that are at least 50% owned, directly or indirectly, by PGI or an affiliated person of PGI), and, further, to all sub-advisors regardless of the degree of affiliation with PGI.
In order to rely on the varying degrees of relief granted by the Order and/or the SEC Staff guidance, a Fund must receive approval from its shareholders (or, in the case of a new Fund, the Fund’s sole initial shareholder before the Fund is available to the other purchasers).
The shareholders of each Fund have approved such Fund’s reliance on the Order, as supplemented by the SEC Staff guidance, as follows:

Fund	Unaffiliated Sub-Advisors	Wholly-Owned Affiliated Sub-Advisors	Majority-Owned Affiliated Sub-Advisors	Any Other Sub-Advisors Regardless of Degree of Affiliation
Diversified Real Asset	X	X	X
Opportunistic Municipal	X
All Other Funds	X	X	X	X
PGI has ultimate responsibility for the investment performance of each Fund that utilizes a sub-advisor due to its responsibility to oversee sub-advisors and recommend their hiring, termination, and replacement.
In accordance with a separate exemptive order that the Registrant and PGI have obtained from the SEC, the Board may approve a new sub-advisory agreement or a material amendment to an existing sub-advisory agreement at a meeting that is not in person, provided that the Board Members are able to participate in the meeting using a means of communication that allows them to hear each other simultaneously during the meeting and the other conditions in the exemptive order are met.
PRICING OF FUND SHARES
Each Fund’s shares are bought and sold at the current share price. The share price of each class of each Fund is calculated each day the New York Stock Exchange (“NYSE”) is open. Share prices are not calculated on the days on which the NYSE is closed for trading, generally; New Year’s Day; Martin Luther King, Jr. Day; Washington’s Birthday/ Presidents’ Day; Good Friday; Memorial Day; Juneteenth; Independence Day; Labor Day; Thanksgiving Day; and Christmas. The share price is determined as of the close of business of the NYSE (normally 3:00 p.m. Central Time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received (in proper form) at the transaction processing center in Kansas City, Missouri. To process your transaction (purchase, redemption, or exchange) on the day it is received, it must be received (with complete information):
•on a day that the NYSE is open and
•before the close of trading on the NYSE (normally 3:00 p.m. Central Time).
Orders received after the close of the NYSE or on days that the NYSE is not open will be processed on the next day that the NYSE is open for normal trading. The Funds will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price shares as of 3:00 p.m. Central Time, if the particular disruption directly affects only the NYSE.
For all classes except Class S, if we receive an application or purchase request for a new mutual fund account or subsequent purchase into an existing account that is accompanied by a check and the application or purchase request does not contain complete information, we may hold the application (and check) for up to two business days while we attempt to obtain the necessary information. If we receive the necessary information within two business days, we will process the order using the next share price calculated. If we do not receive the information within two business days, we will return the application and check to you.

For all Funds, the share price is calculated by:
•    taking the current market value of the total assets of the Fund,
•    subtracting liabilities of the Fund,
•    dividing the remainder proportionately into the classes of the Fund,
•    subtracting the liability of each class, and
•    dividing the remainder by the total number of shares outstanding for that class.
With respect to any portion of a Fund’s assets invested in other registered investment companies, that portion of the Fund's NAV is calculated based on the price (NAV or market, as applicable) of such other registered investment companies.
Notes:
•If market quotations are not readily available for a security owned by a Fund, its fair value is determined using a policy adopted by the Board. Fair valuation pricing is subjective and creates the possibility that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.
•A Fund’s securities may be traded on foreign securities markets that generally complete trading at various times during the day before the close of the NYSE. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Securities traded outside of the Western Hemisphere are valued using a fair value policy adopted by the Registrant. These fair valuation procedures are intended to discourage shareholders from investing in the Funds for the purpose of engaging in market timing or arbitrage transactions.
•The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by a Fund may change on days when shareholders are unable to purchase or redeem shares.
•Certain securities issued by companies in emerging markets may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Registrant has a policy to value such securities at a price at which PGI expects the securities may be sold.
CONTACT PRINCIPAL FUNDS, INC.
Contact information for Principal Funds, Inc. (“Principal Funds”) is as follows:

Mailing Addresses:
Regular Mail	Overnight Mail
Principal Funds	Principal Funds
P.O. Box 219971	801 Pennsylvania Ave., Ste. 219971
Kansas City, MO 64121-9971	Kansas City, MO 64105-1307
You may speak with a Client Relations Specialist by calling 1-800-222-5852, between 7:00 a.m. and 7:00 p.m. Central Time on any day that the NYSE is open.
To obtain Automated Clearing House (“ACH”) or wire instructions, please contact a Client Relations Specialist.
For additional information about Principal Funds, Inc., go to www.PrincipalAM.com.
PURCHASE OF FUND SHARES
Principal Funds, Inc. offers funds in multiple share classes: A, C, J, Institutional, R-3, R-5, R-6, and S. Funds available in multiple share classes have the same investments, but differing expenses. Institutional Class and Classes A, C, J, R-3, R-5, R-6, and S shares are available in this Prospectus.
The Funds reserve the right to refuse or cancel any purchase orders, including those by exchange, for any reason. For example, the Funds do not intend to permit market timing because short-term or other excessive trading into and out of the Funds may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Funds may reject any purchase orders from market timers or investors that, in PGI’s opinion, may be disruptive to the Funds. For these purposes, PGI may consider an investor’s trading history in the Funds or other funds advised by PGI and accounts under common ownership or control.

PGI may recommend to the Board, and the Board may elect, to close certain Funds or share classes to new investors or to close certain Funds or share classes to new and existing investors.
The Registrant will not issue certificates for shares.
No salesperson, broker-dealer, or other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been provided or made by the Registrant, a Fund, PGI, any sub-advisor, or Principal Funds Distributor, Inc. ("PFD" or the "Distributor").
Procedures for Opening an Account
Classes A and C Shares
Shares of the Funds are generally purchased through Financial Professionals. Financial Professionals may establish shareholder accounts according to their procedures or they may establish shareholder accounts directly with the Funds by visiting our website to obtain the appropriate forms.
Your Financial Professional can help you buy shares of the Funds by mail, through bank wire, direct deposit, or Automatic Investment Plan (“AIP”). No wires are accepted on days when the NYSE is closed or when the Federal Reserve is closed (because the bank that would receive your wire is closed). An investment in a Fund may be held in various types of accounts, including individual, joint ownership, trust, and business accounts. The Funds also offer a range of custodial accounts for those who wish to invest for retirement and/or education expenses. Prospective shareholders should consult with their Financial Professional before making decisions about the account and type of investment that are appropriate for them.
Class J Shares
Class J shares are currently available through registered representatives of:
•Principal Securities, Inc. (“PSI”) who are also employees of Principal Life distribution channels used to directly market certain products and services of subsidiaries of Principal Financial Group, Inc. as well as provide retirement plan services and education on topics such as investing and retirement. These PSI-registered representatives are with Principal Connection (part of Principal Bank), and
•Selected broker-dealers that have entered into a selling agreement to offer Class J shares.
Class J shares are also available through an online IRA rollover tool on www.principal.com.
For more information about Class J shares of the Funds, please call Principal Connection at 1-800-247-8000.
Institutional Class and Classes R-3, R-5, R-6, and S Shares
Shares of the Funds are generally purchased through Financial Professionals. Class S shares are available only through certain wrap-fee programs, as discussed below. There are no sales charges on Institutional Class and Classes R-3, R-5, R-6, and S shares of the Funds.
Shareholder accounts in these share classes are generally maintained under an open account system. Under this system, an account is opened and maintained for each investor (generally within an omnibus account, plan level account, or institutional investor). Each investment is confirmed by sending the investor a statement of account showing the current purchase or sale and the total number of shares owned. The statement of account is treated by the Funds as evidence of ownership of Fund shares. Contact your Financial Professional for additional information on how to buy shares.
Verification of Identity
To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we (or your Financial Professional) may ask for your name, address, date of birth, and other information that will allow us (or your Financial Professional) to verify your identity. We (or your Financial Professional) may also ask to see your driver’s license or other identifying documents.
If concerns arise with verification of your identity, no transactions, other than redemptions, will be permitted while we attempt to reconcile the concerns. If we are unable to verify your identity on a timely basis, we may close your account or take such other action as we deem appropriate.

The Funds will not establish accounts with foreign addresses. If an existing shareholder with a U.S. address moves to a foreign location and updates the address on the shareholder’s account, we are unable to process any purchases or exchanges on that account. The Funds will not establish accounts that are for the benefit of a business/organization that is illegal under federal and/or state law (such as a marijuana clinic) or a person who owns or receives income from such an entity or whose source of funds is illegal.
Eligible Purchasers
You must be an eligible purchaser for a particular share class to buy shares of a Fund available in that share class. At the sole discretion of the Distributor, the Fund may broaden or limit the designation of eligible purchasers, permit certain types of investors to open new accounts, impose further restrictions on purchases, or reject any purchase orders, all without prior notice. The Funds' shares may not be offered in every state. Please check with your Financial Professional or our home office for state availability.
Institutional Class and Classes R-3, R-5, and R-6 Shares
Some eligible purchasers (as listed below) purchase shares through plans or other intermediaries; such plans or intermediaries may impose fees in addition to those charged by the Funds. The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund. Each investor’s financial considerations are different. You should speak with your Financial Professional to help you decide which share class is best for you.

Eligible purchasers currently include, but are not limited to:	Inst.	R-3	R-5	R-6
retirement and pension plans to which Principal Life Insurance Company (“Principal Life”) provides recordkeeping services	X	X	X	X
separate accounts of Principal Life	X	X	X	X
Principal Life or any of its subsidiaries or affiliates	X	X	X	X
any fund distributed by PFD if the fund seeks to achieve its investment objective by investing primarily in shares of mutual funds	X	X	X	X
clients of Principal Global Investors, LLC	X	X	X	X
certain employer-sponsored retirement plans with plan level omnibus accounts	X	X	X	X
certain pension plans and employee benefit plans	X	X	X	X
certain retirement account investment vehicles administered by foreign or domestic pension plans	X	X	X	X
an investor who buys shares through an omnibus account with certain intermediaries, such as a broker-dealer, bank, or other financial institution, pursuant to a written agreement between the intermediary and PFD or its affiliate
	X	X	X	X
certain retirement plan clients that have an organization, approved by Principal Life, for purposes of providing plan recordkeeping services	X	X	X	X
investors investing at least $1,000,000 per fund	X			X
sponsors, recordkeepers, or administrators of wrap account, mutual fund asset allocation, or fee-based programs or participants in those programs	X			X
certain institutional investors that provide recordkeeping for retirement plans or other employee benefit plans	X			X
institutional clients that Principal Life has approved for purposes of providing plan recordkeeping	X			X
institutional investors investing for their own account, including banks, trust companies, financial intermediaries, corporations, endowments, and foundations	X			X
collective trust funds, fund of funds, or other pooled investment vehicles, and entities acting for the account of a public entity	X			X
certain clients of a private banking division pursuant to a written agreement between the bank and PFD or its affiliate	X			X
the portfolio manager of any advisor to the fund	X
certain institutional investors with special arrangements (for example, insurance companies, employee benefit plans, retirement plans, and Section 529 Plans, among others)	X			X
retirement plans and IRAs investing through a retirement marketplace enabled by state legislation	X
ReFlow Fund, LLC in connection with the ReFlow liquidity program	X			X
Class S Shares
Eligibility to invest in the Capital Securities Fund is limited to certain wrap-fee program accounts. Only wrap-fee program accounts as to which Spectrum and/or Principal Global Investors, LLC (“PGI”) have an agreement with the wrap-fee program’s sponsor (“Sponsor”) or the wrap account owner to provide investment advisory or sub-advisory services (either directly or by providing a model investment portfolio created and maintained by Spectrum and/or PGI to the Sponsor or one or more Sponsor-designated investment managers) (“Eligible Wrap Accounts”) are eligible to purchase shares of the Fund. References to Wrap Fee Advisor shall mean Spectrum and/or PGI in their role providing such services to Eligible Wrap Accounts.

A client agreement with the Sponsor to open an account in the Sponsor’s wrap-fee program typically may be obtained by contacting the Sponsor or your financial advisor. Purchase and sale decisions regarding Fund shares for your wrap account ordinarily will be made by the Wrap Fee Advisor, the Sponsor, or a Sponsor-designated investment manager, depending on the particular wrap-fee program in which your wrap account participates. If your wrap-fee account’s use of the Wrap Fee Advisor’s investment style is terminated by you, the Sponsor, or the Wrap Fee Advisor, your wrap account will cease to be an Eligible Wrap Account, and you will be required to redeem all your shares of the Capital Securities Fund. Each Eligible Wrap Account, by purchasing shares, agrees to any such redemption.
Investment Company Purchasers
Each Fund is an investment company registered with the SEC under the 1940 Act. If a purchaser of Fund shares is also a registered investment company or a private fund relying on Section 3(c)(1) or Section 3(c)(7) of the 1940 Act, it may be limited by the 1940 Act in the amount of Fund shares it can purchase (i.e., Section 12(d)(1)(A)). Such purchaser must comply with such limitations or avail itself, if possible, of any applicable exemptions from such limitations (e.g., a registered investment company may rely on Rule 12d1-4 of the 1940 Act).
Minimum Investments
Classes A, C, and J Shares
Principal Funds has a minimum initial investment amount of $1,000 and a minimum subsequent investment amount of $100. Initial and subsequent investment minimums apply on a per-Fund basis for each Fund in which a shareholder invests.
Shareholders must meet the minimum initial investment amount of $1,000 unless an Automatic Investment Plan (“AIP”) is established. With an AIP, the minimum initial investment is $100. Accounts or automatic payroll deduction plans established with an AIP that do not meet the minimum initial investment must maintain subsequent automatic investments that total at least $1,200 annually.
Minimum initial and subsequent investments may be waived or reduced on accounts set up for: certain employee benefit plans; retirement plans qualified under Internal Revenue Code Section 401(a); payroll deduction plans submitting contributions in an electronic format devised and/or approved by the Fund; the ReFlow liquidity program; and purchases through an omnibus account with a broker-dealer, investment advisor, or other financial institution. Your financial intermediary may impose different investment minimums.
Institutional Class and Classes R-3, R-5, R-6, and S Shares
There are no minimum initial or subsequent investment requirements for an investor who otherwise qualifies as an eligible purchaser.
Payment
Classes A, C, and J Shares
Payments are to be made via personal or financial institution check (for example, a bank or cashier’s check), bank wire, direct deposit, or Automatic Investment Plan (“AIP”). No wires are accepted on days when the NYSE is closed or when the Federal Reserve is closed (because the bank that would receive your wire is closed). We consider your purchase of Fund shares by check to be your authorization to make an automated clearing house (“ACH”) debit entry to your account. We reserve the right to refuse any payment that we feel presents a fraud or money laundering risk. Examples of the types of payments we will not accept are cash, starter checks, money orders, travelers’ checks, credit card checks, and foreign checks.
The Funds may, in their discretion and under certain limited circumstances, accept securities as payment for Fund shares at the applicable net asset value (“‘NAV”). For federal income tax purposes, a purchase of shares with securities will be treated as a sale or exchange of such securities on which the investor will generally realize a taxable gain or loss. Each Fund will value securities used to purchase its shares using the same method the Registrant uses to value its portfolio securities as described in this Prospectus.
You may reinvest your redemption proceeds, dividend payment, or capital gain distribution without an initial sales charge or contingent deferred sales charge, in the same share class of any other Fund of Principal Funds within 90 days of the date of the redemption. To purchase the shares without a sales charge (initial or contingent deferred) as described in this section, the shareholder must notify Principal Funds at the time of reinvestment that the shareholder is reinvesting proceeds within 90 days of the date of redemption. The original redemption will be considered a sale for federal (and state) income tax purposes even if the proceeds are reinvested within 90 days. If a loss is realized on the sale, the reinvestment may be subject to the “wash sale” rules resulting in the postponement of the recognition of the loss for tax purposes.

Your Financial Professional can help you make a direct deposit from your paycheck (if your employer approves) or from a government allotment. Direct deposit allows you to deposit automatically all or part of your paycheck (or government allotment) to your Principal Funds account(s). You can request a Direct Deposit Authorization Form to give to your employer or the governmental agency (either of which may charge a fee for this service). Shares will be purchased on the day the ACH notification is received by the transfer agent’s bank. On days when the NYSE is closed, but the bank receiving the ACH notification is open, your purchase will be priced at the next calculated share price.
Your Financial Professional can help you establish an Automatic Investment Plan (“AIP”). You may make regular monthly investments with automatic deductions from your bank or other financial institution account. You select the day of the month the deduction is to be made (if none is selected, the investment will be made on the 15th of the month). If that date is a non-trading day, we will process the deduction on the next trading day. If the next trading day falls in the next month or year, we will process the deduction on the day before your selected day.
Institutional Class and Classes R-3, R-5, R-6, and S Shares
Payments are generally to be made through your plan or intermediary. We reserve the right to refuse any payment that we feel presents a fraud or money laundering risk. Examples of the types of payments we will not accept are cash, starter checks, money orders, travelers’ checks, credit card checks, and foreign checks.
For Institutional Class shareholders investing through a retirement marketplace enabled by state legislation, please contact Principal Funds by calling 1-800-222-5852, between 7:00 a.m. and 7:00 p.m. Central Time on any day that the NYSE is open.
Automatic Conversion of Class C Shares
Effective April 19, 2021, Class C shares held for eight years after purchase will automatically convert to Class A shares of the same Fund. The automatic conversion will generally occur on the 22nd day of each month or, if the 22nd day is not a business day, on the next business day (each, a “Conversion Date”). If the eighth anniversary of a purchase of Class C shares falls on a Conversion Date, a shareholder’s Class C shares will be automatically converted on that date. If the eighth anniversary occurs between Conversion Dates, a shareholder’s Class C shares will be automatically converted on the next Conversion Date after such anniversary. Automatic conversions will be on the basis of the NAV per share, without the imposition of any sales charge (including a CDSC), fee, or other charge. Automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.
Class C shares of a Fund acquired through a reinvestment of dividends and distributions will convert to Class A shares of the Fund on the Conversion Date pro rata with the converting Class C shares of that Fund that were not acquired through reinvestment of dividends and distributions.
Class C shares held through a financial intermediary in certain omnibus accounts may be converted by the financial intermediary once it is determined that the Class C shares have been held for the required period. It is the financial intermediary’s (and not the Fund’s) responsibility to maintain appropriate supporting records and to ensure that the shareholder is credited with the proper holding period, and it is the responsibility of the shareholder or their financial intermediary to determine that the shareholder is eligible for the conversion. Additionally, some intermediaries may have adopted different policies and procedures related to the conversion of Class C shares, including shorter schedules for conversion. Please consult with your financial intermediary if you have any questions.
REDEMPTION OF FUND SHARES
Under normal circumstances, you may redeem shares of any class of the Funds at any time. There is no fee for any redemption. The Board has determined that it is not necessary to impose a fee upon the redemption of Fund shares because the Fund has adopted transfer restrictions as described in Exchange of Fund Shares.
The shares you redeem will have the NAV per share that is next computed after the Fund receives and accepts your redemption order in proper and complete form. The amount you receive will be reduced by any applicable CDSC, except as noted below; see Choosing a Share Class and the Costs of Investing - One-Time Fee - Contingent Deferred Sales Charge (“CDSC”) - CDSC Waiver. Your redemption proceeds will generally be sent on the next business day (a day when the NYSE is open for normal business) following the date on which your request is received and accepted in proper and complete form. Although you can redeem your shares at any time, if you purchased shares by check or ACH and subsequently request a redemption of those shares, your redemption proceeds will generally be delayed for seven calendar days after the purchase to allow a sufficient period of time to ensure your recent payment has been cleared by the relevant bank. To redeem shares purchased by check or ACH within the previous seven days, the Funds require redemption requests with respect to those shares to be submitted in writing or by telephone, unless you contact the Fund and make an alternate arrangement.

Under unusual circumstances, a Fund may suspend redemptions, or postpone payments for more than seven days, as permitted by federal securities law.
Under normal circumstances, the Funds expect to meet redemption requests through holdings of cash, the sale of investments held in cash equivalents, and/or by selling liquid index futures or other instruments used for cash management purposes. In situations in which such holdings are not sufficient to meet redemption requests, a Fund will typically borrow money through the Fund’s interfund lending facility or through a bank line-of-credit. No Fund can borrow under the bank line-of-credit while also a lender under the interfund lending facility. Funds may also choose to sell portfolio assets for the purpose of meeting such requests. Each Fund further reserves the right to distribute “in kind” securities from the Fund’s portfolio in lieu (in whole or in part) of cash under certain circumstances, including under stressed market conditions.
The agreement for the above-mentioned line of credit is with The Bank of New York Mellon.
Classes A, C, and J Shares
You will be charged a $10 wire fee if you have the sale proceeds wired to your bank. It may take additional business days for your financial institution to post this payment to your account at that financial institution. At your request, the check will be sent overnight (a $15 overnight fee will be deducted from your account unless other arrangements are made).
Distributions from IRA, SEP, SIMPLE, 403(b), and SAR-SEP accounts may be taken as:
•lump sum of the entire interest in the account,
•partial interest in the account, or
•periodic payments of either a fixed amount or an amount based on certain life expectancy calculations.
Tax penalties may apply to distributions before the participant reaches age 59½.
Selling shares may create a gain or a loss for federal (and state) income tax purposes. You should maintain accurate records for use in preparing your income tax returns.
Generally, sales proceeds are:
•payable to all owners on the account (as shown in the account registration) and
•mailed to the address on the account (if not changed within the last 15 days) or sent by wire or ACH to previously authorized U.S. bank account (if not added or changed within the last 15 days).
For other payment arrangements, please call Principal Funds. You should also call Principal Funds for special instructions that may apply to sales from accounts:
•when an owner has died;
•for certain employee benefit plans; or
•owned by corporations, partnerships, agents, or fiduciaries.
Except as described above, you may redeem shares of the Funds in any of the following ways:
By Mail
To sell shares by mail, you must:
•Send a letter or our distribution form, which is signed by an owner of the account,
•Specify the account number, and
•Specify the number of shares or the dollar amount to be sold.
If you send a letter rather than our distribution form, the letter must be in a form acceptable to the Fund.
By Telephone or Website, in amounts of $100,000 or less
To sell shares by telephone:
•The request may be made by a shareholder or by the shareholder’s Financial Professional.
•The combined amount requested from all funds to which the redemption request relates is $100,000 or less.
•The address on the account must not have been changed within the last 15 days and telephone privileges must apply to the account from which the shares are being sold.
•Wire or ACH to a previously authorized U.S. bank account that must not have been added or changed within the last 15 days.
•If our phone lines are busy or our website is unavailable, you may need to send in a written sell order.
Telephone and/or website redemption privileges are NOT available for all account types.

Classes A, C, J, and Institutional Shares - Systematic Withdrawal Plans
You may set up a systematic withdrawal plan on a monthly, quarterly, semiannual, or annual basis to sell enough shares to provide a fixed amount of money ($100 minimum amount; the required minimum is waived to the extent necessary to meet the required minimum distribution as defined by the Internal Revenue Code).
You can set up a systematic withdrawal plan by:
•completing the applicable section of the application,
•sending us your written instructions,
•completing a Systematic Withdrawal Plan Request form, or
•calling us if you have telephone privileges on the account (telephone privileges may not be available for all types of accounts).
Your systematic withdrawal plan continues until:
•you instruct us to stop or
•your Fund account balance is zero.
When you set up the withdrawal plan, you select which day you want the sale made (if none is selected, the sale will be made on the 15th of the month). If the selected date is not a trading day, the sale will take place on the preceding trading day (if that day falls in the month or year before your selected date, the transaction will take place on the next trading day after your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us. Sales made under your systematic withdrawal plan will reduce and may eventually exhaust your account. The Fund from which the systematic withdrawal is made makes no recommendation as to either the number of shares or the fixed amount that you withdraw.
Institutional Class and Classes R-3, R-5, and R-6 Shares
You may redeem shares of the Funds in any of the following ways:
Through an Employer-Sponsored Retirement Plan Administrator or Record-Keeper
If you own Fund shares in an eligible retirement or employee benefit plan, you must sell your shares through the plan’s administrator or record-keeper.
Through your Financial Professional
If your Fund shares are held for you in nominee form, you must sell those shares through your intermediary or dealer.
By Mail
To sell shares by mail, you must:
•Send a letter or our distribution form, which is signed by an owner of the account,
•Specify the account number, and
•Specify the number of shares or the dollar amount to be sold.
If you send a letter rather than our distribution form, the letter must be in a form acceptable to the Fund.
By Telephone
To sell shares by telephone:
•Telephone privileges must apply to the account from which the shares are sold.
•A shareholder or the shareholder’s Financial Professional may request to sell shares by telephone.
•A maximum amount (listed below) of redemption requests will be permitted per day per account, as the combined amount from all funds, provided the proceeds are to be sent to a previously authorized U.S. bank account that must not have been added or changed within the last 15 days:
◦$10,000,000 for Institutional Class.
◦$500,000 for Classes R-3, R-5, and R-6.
•A maximum of $500,000 of redemption requests will be permitted per day, as the combined amount from all funds, provided the proceeds are to be sent by check through the mail to the address on the account and such address must not have changed within the last 15 days.
•If our telephone lines are busy, you may need to send in a written sell order.
Class S Shares
The Eligible Wrap Account may redeem shares of the Fund upon request. If you cease to be an Eligible Purchaser, you will be required to redeem all your shares of the Capital Securities Fund. Each Eligible Wrap Account, by purchasing shares, agrees to any such redemption. An Eligible Wrap Account may redeem shares through its intermediary.

Distributions in Kind
Payment for shares of the Funds tendered for redemption is ordinarily made by check. However, the Funds may determine that it would be detrimental to the remaining shareholders of a Fund to make payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the Funds may pay the redemption proceeds in whole or in part by a distribution of “in kind” securities from the Fund’s portfolio in lieu of cash. If a Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. In addition, the securities received will be subject to market risk until sold. Typically, such in kind redemptions made to an affiliated person would be distributed pro rata. Each Fund will value securities used to pay redemptions in kind using the same method the Registrant uses to value its portfolio securities as described in this Prospectus. The Funds may also use redemption in kind for certain Fund shares held by ReFlow.
EXCHANGE OF FUND SHARES
An exchange between Funds is a redemption of shares of one Fund and a concurrent purchase of shares in another Fund with the redemption proceeds. All exchanges completed on the same day are considered a single exchange for purposes of the exchange limitations described below. To prevent excessive exchanges, and under other circumstances where the Board or PGI believes it is in the best interests of the Fund, the Fund reserves the right to revise or terminate this exchange privilege, limit the amount or further limit the number of exchanges, reject any exchange, or close an account.
Classes A, C, and J Shares
Your shares in the Funds (except Money Market) may be exchanged without a sales charge or CDSC for the same class of any other Principal Funds. However, the original purchase date of the shares from which an exchange is made is used to determine if newly acquired shares are subject to a CDSC when they are sold. The Fund reserves the right to revise or terminate the exchange privilege at any time.
You may exchange shares by:
•sending a written request to Principal Funds,
•using our website, or
•calling us, if you have telephone privileges on the account.
Exchanges from Money Market Fund
Class A shares of Money Market Fund may be exchanged into:
•Class A shares of other Funds.
•If Money Market Fund shares were acquired by direct purchase, a sales charge will be imposed on the exchange into other Class A shares.
•If Money Market Fund shares were acquired by (1) exchange from other Funds, (2) conversion of Class B shares, or (3) reinvestment of dividends earned on Class A shares that were acquired through exchange, no sales charge will be imposed on the exchange into other Class A shares.
•Class C shares of other Funds - subject to the applicable CDSC.
Automatic Exchange Election
This election authorizes an exchange from one Fund of Principal Funds to another Fund of Principal Funds on a monthly, quarterly, semi-annual, or annual basis. You can set up an automatic exchange by:
•completing the Automatic Exchange Election section of the application,
•calling us if telephone privileges apply to the account from which the exchange is to be made,
•sending us your written instructions, or
•completing an Automatic Exchange Election form.
Your automatic exchange continues until:
•you instruct us to stop (by calling us if telephone privileges apply to the account or sending us your written instructions) or
•your Fund account balance of the account from which shares are redeemed is zero.
You may specify the day of the exchange (if none is selected, the exchange will be made on the 15th of the month). If the selected day is not a trading day, the sale will take place on the preceding trading day (if that day falls in the month or year before your selected date, the transaction will take place on the next trading day after your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.

General
•An exchange by any joint owner is binding on all joint owners.
•If you do not have an existing account in the Fund to which the exchange is being made, a new account is established. The new account has the same owner(s), dividend and capital gain options, and dealer of record as the account from which the shares are being exchanged.
•All exchanges are subject to the minimum investment and eligibility requirements of the Fund being acquired.
•You may acquire shares of a Fund only if its shares are legally offered in your state of residence.
When money is exchanged or transferred from one account registration or tax identification number to another, the account holder is relinquishing his or her rights to the money. Therefore, exchanges and transfers can only be accepted by telephone if the exchange (transfer) is between:
•accounts with identical ownership,
•an account with a single owner to one with joint ownership if the owner of the single owner account is also an owner of the account with joint ownership,
•a single owner to a Uniform Transfers to Minors Act (“UTMA”) account if the owner of the single owner account is also the custodian on the UTMA account, or
•a single or jointly owned account to an IRA account to fund the yearly IRA contribution of the owner (or one of the owners in the case of a jointly owned account).
The exchange is treated as a sale of shares for federal (and state) income tax purposes and may result in a capital gain or loss.
Fund shares used to fund an employee benefit plan may be exchanged only for shares of other Funds available to the employee benefit plan. Such an exchange must be made by following the procedures provided in the employee benefit plan and the written service agreement.
Institutional Class and Classes R-3, R-5, and R-6 Shares
A shareholder, which may include a beneficial owner of shares held in nominee name or a participant in a participant-directed employee benefit plan, may exchange Fund shares under certain circumstances. In addition to any restrictions an intermediary (which may include, without limitation, an employee retirement plan or other employee benefit plan, plan administrator, plan record keeper, or managed account provider) imposes, Fund shares may be exchanged, without charge, for shares of the same share class of any other Fund of the Principal Funds, provided that:
•the shareholder has not exchanged shares of the Fund within 30 days preceding the exchange, unless the shareholder is exchanging into the Money Market Fund,
•the share class of such other Fund is available through the intermediary,
•the share class of such other Fund is available in the shareholder’s state of residence, and
•with respect to shares purchased through an intermediary that is willing and able to impose the 30-day exchange or repurchase restriction described below, the shareholder has not exchanged shares of the Fund within 30 days preceding the exchange, unless the shareholder is exchanging into the Money Market Fund.
With respect to shares purchased through an intermediary that is willing and able to impose a 30-day exchange or repurchase restriction, an order to purchase shares of any Fund, except shares of the Money Market Fund, will be rejected if the shareholder redeemed shares from that Fund within the preceding 30-day period. The 30-day exchange or purchase restriction does not apply to exchanges or purchases made on a scheduled basis such as scheduled periodic portfolio rebalancing transactions or to transactions by managers of funds of funds in shares of the underlying Funds.
If Fund shares are purchased through an intermediary that is unable or unwilling to impose the 30-day exchange or repurchase restriction described above, Fund management may waive this restriction based on:
•exchange and repurchase limitations that the intermediary is able to impose if, in management’s judgment, such limitations are reasonably likely to prevent excessive trading in Fund shares; or
•the implementation of other transaction monitoring management believes is reasonably likely to identify and prevent excessive trading in Fund shares.
The Funds' transfer agent employs transaction monitoring that management believes is reasonably likely to identify and prevent excessive trading in Fund shares. The 30-day exchange or repurchase restriction described above is not imposed with respect to shares held directly with the Funds' transfer agent. However, such shares may be purchased through an intermediary that imposes such an exchange or repurchase restriction.

Class S Shares
Class S shares of the Capital Securities Fund are not subject to exchange.
DIVIDENDS AND DISTRIBUTIONS
Dividends are based on estimates of income, expenses, and shareholder activity for the Fund. Actual income, expenses, and shareholder activity may differ from estimates; consequently, differences, if any, will be included in the calculation of subsequent dividends. Each Fund pays its net investment income to record date shareholders. The payment schedule is as follows:

Fund	Daily	Monthly	Quarterly (March, June, September, and December)	Yearly (in December)
Blue Chip				X
Bond Market Index				X
Capital Securities		X
Diversified Real Asset			X
Global Listed Infrastructure				X
Global Macro				X
Global Multi-Strategy				X
International Equity Index				X
International Small Company				X
Opportunistic Municipal(1)	X
Small-MidCap Dividend Income			X
Spectrum Preferred and Capital Securities Income		X
(1) Declares dividends of daily net investment income each day its shares are priced and pays out accumulated declared dividends monthly.
For more details on the payment schedule, go to: www.principal.com/tax-center.
Net realized capital gains, if any, are distributed annually in December. Payments are made to shareholders of record on the business day before the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets. If deemed necessary by the Board and management to comply with regulatory requirements or if in the best interest of shareholders, dividend and capital distributions may be paid at other times during the year.
For all Classes (except Class S), dividend and capital gains distributions will be reinvested, without a sales charge, in shares of the Fund from which the distribution is paid; however, you may authorize (on your application or at a later time) the distribution to be:
•invested in shares of another of the Principal Funds without a sales charge (distributions of a Fund may be directed only to one receiving Fund); or
•paid in cash, if the amount is $10 or more.
All income dividend and capital gains distributions, if any, on a Fund's Class S shares are paid out in cash.
Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such, regardless of how long Fund shares have been held. Special tax rules apply to Fund distributions to Individual Retirement Accounts and other retirement plans. A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state, and local taxes. A Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased.
To the extent that distributions the Fund pays are derived from a source other than net income (such as a return of capital), you will receive a notice disclosing the source of such distributions. Furthermore, such notice will be posted monthly on our website at www.principal.com/tax-center. You may request a copy of all such notices, free of charge, by telephoning 1-800-222-5852. The amounts and sources of distributions included in such notices are estimates only and you should not rely upon them for purposes of reporting income taxes. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders how to report these distributions for federal income tax purposes.

A Fund’s payment of income dividends and capital gains has the effect of reducing the share price by the amount of the payment. Distributions from a Fund, whether received in cash or reinvested in additional shares, may be subject to federal (and state) income tax. For these reasons, buying shares of a Fund shortly before it makes a distribution may be disadvantageous to you.
FREQUENT PURCHASES AND REDEMPTIONS
The Funds are not designed for, and do not knowingly accommodate, frequent purchases and redemptions of Fund shares. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase these Funds.
Frequent purchases and redemptions pose a risk to the Funds because they may:
•    Disrupt the management of the Funds by:
◦forcing the Funds to hold short-term (liquid) assets rather than investing for long-term growth, which results in lost investment opportunities for the Funds; and
◦causing unplanned portfolio turnover;
•Hurt the portfolio performance of the Funds; and
•Increase expenses of the Funds due to:
•    increased broker-dealer commissions and
•    increased recordkeeping and related costs.
Certain Funds may be at greater risk of harm due to frequent purchases and redemptions. For example, those Funds that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage. The Funds have adopted procedures to “fair value” foreign securities owned by the Funds each day to discourage these market timing transactions in shares of the Funds.
For all Classes (except Class S), the Board has also adopted policies and procedures with respect to frequent purchases and redemptions of shares of the Funds. The Funds monitor shareholder trading activity to identify and take action against abuses. When we do identify abusive trading, we will apply our policies and procedures in a fair and uniform manner. While our policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that we will identify and prevent abusive trading in all instances. If we are not able to identify such excessive trading practices, the Funds and their shareholders may be harmed. The harm of undetected excessive trading in shares of the underlying funds in which the funds of funds invest could flow through to the funds of funds as they would for any fund shareholder. If we, or a Fund, deem abusive trading practices to be occurring, we will take action that may include, but is not limited to:
•Rejecting exchange instructions from the shareholder or other person authorized by the shareholder to direct exchanges;
•Restricting submission of exchange requests by, for example, allowing exchange requests to be submitted by 1st class U.S. mail only and disallowing requests made by facsimile, overnight courier, telephone or via the internet;
•Limiting the number of exchanges during a year; and
•Taking such other action as directed by the Fund.
The Funds have reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed before a determination of abusive trading. In those instances, we will reverse the exchange and return the account holdings to the positions held before the exchange. We will give the shareholder written notice in this instance. Purchases and redemptions of Fund shares by ReFlow under the program are generally not considered excessive short-term trading under the Funds’ Excessive Trading Policy.
Institutional Class and Classes R-3, R-5, and R-6 Shares
In addition to taking any of the foregoing actions, if we, or a Fund, deem abusive trading practices to be occurring, we may require a holding period of a minimum of 30 days before permitting exchanges among the Funds where there is evidence of at least one round-trip exchange (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption).
The Funds have adopted an exchange frequency restriction for these classes, described above in “Exchange of Fund Shares” to limit excessive trading in fund shares.

Class S Shares
After considering various factors, including the intended use of the Capital Securities Fund as an investment vehicle for a specific purpose, the limited availability of Fund shares to investors, and the anticipated manner in which purchase and redemption decisions will be made and implemented, the Fund’s Board has determined that it is not necessary to impose a redemption fee or excessive trading restrictions to implement the Fund’s policy of not knowingly accommodating excessive trading in Fund shares.
TAX CONSIDERATIONS
It is a policy of each Fund to make distributions of substantially all of its respective investment income and any net realized capital gains. Shareholders are responsible for federal income tax (and any other taxes, including state and local income taxes, if applicable) on dividends and capital gains distributions whether such dividends or distributions are paid in cash or (except for Class S shares) are reinvested in additional shares. Special tax rules apply to distributions from IRAs and other retirement accounts. You should consult a tax advisor to determine the suitability of the Fund as an investment by such a plan and the tax treatment of Fund distributions.
Generally, dividends paid by the Funds from interest, dividends, or net short-term capital gains will be taxed as ordinary income. Distributions properly designated by the Fund as deriving from net gains on securities held for more than one year are taxable as such (generally at a 15% tax rate for individuals and taxable trusts, some individuals and taxable trusts will be subject to a 20% tax rate), regardless of how long you have held your shares. Distributions of investment income properly designated by the Fund as derived from “qualified dividend income” will be taxed at the rates applicable to long-term capital gains. Some high-income individuals and taxable trusts will be subject to a Medicare 3.8% tax on unearned net investment income.
A return of capital is a non-dividend distribution that is not paid out of the earnings and profits of the Fund. A return of capital distribution is generally not taxed until your investment in the Fund has been recovered. A return of capital reduces your cost basis in the Fund, which may increase your tax liability upon the sale of your Fund shares or upon subsequent distributions in respect of your investment in the Fund.
Because of tax law requirements, you must provide the Fund with an accurate and certified taxpayer identification number (for individuals, generally a Social Security number) to avoid “back-up” withholding, which is imposed at a rate of 24%. The Fund is required, in certain cases, to withhold and remit to the U.S. Treasury 24% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder who has provided either an incorrect tax identification number or no number at all, who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other “exempt recipient.”
A shareholder recognizes gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sales or redemption and the shareholder’s adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund is considered capital gain or loss (long-term capital gain or loss if the shares were held for longer than one year). However, any capital loss arising from the sales or redemption of shares held for six months or less is disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) is treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income under current rules.
If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of such shares less than 91 days after they are acquired, and subsequently acquires shares of the Fund or another fund at a reduced sales charge pursuant to a right to reinvest at such reduced sales charge acquired in connection with the acquisition of the shares disposed of, then the sales charge on the shares disposed of (to the extent of the reduction in the sales charge on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of but shall be treated as incurred on the acquisition of the shares subsequently acquired.
Any gain resulting from the redemption or exchange (except for Class S shares, which are not subject to exchange) of your shares will generally also be subject to tax. For shares acquired after January 1, 2012, you will need to select a cost basis method to be used to calculate your reported gains and losses prior to or at the time of any redemption or exchange (except for Class S shares, which are not subject to exchange). If you do not select a method, the Funds' default method of average cost will be applied to the transactions. The cost basis method used on your account could significantly affect your taxes due and should be carefully considered. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state, and local taxes.

Investments by a Fund in certain debt instruments or derivatives may cause the Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, the Fund could be required at times to liquidate other investments to satisfy its distribution requirements under the Internal Revenue Code. The Fund’s use of derivatives will also affect the amount, timing, and character of the Fund’s distributions.
Under U.S. Treasury Regulations, non-corporate Fund shareholders meeting certain holding period requirements may be able to deduct up to 20% of qualified REIT dividends passed through and reported to them by the Fund.
Early in each calendar year, each Fund will notify you of the amount and tax status of distributions paid to you for the preceding year.
A dividend or distribution made after the purchase of shares of a Fund by a shareholder, although in effect a return of capital to that shareholder, would be taxable to that shareholder as described above, subject to a holding period requirement for dividends designated as qualified dividend income.
In addition, the Funds have elected and intend to qualify and be eligible to be treated each year as regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). The Funds must satisfy certain diversification and qualifying income tests under the Code in order to qualify as RICs. If a Fund were to fail to qualify and be eligible to be treated as a RIC, the Fund would be subject to corporate-level taxation, thereby reducing the return on a shareholder's investment. In addition, a Fund could be required to recognize unrealized gains, pay taxes, and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.
The information contained in this Prospectus is not a complete description of the federal, state, local, or foreign tax consequences of investing in the Funds. You should consult your tax advisor before investing in the Funds.
Funds Investing in Securities Generating Tax-Exempt Income
Distributions designated as “exempt-interest dividends” by a Fund investing in securities generating tax-exempt income are generally not subject to federal income tax. However, if you receive Social Security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, an investment in such Funds may have on the federal taxation of your benefits. Some Funds may invest in “AMT-subject bonds,” which are municipal obligations issued to finance certain “private activities,” such as bonds used to finance airports, housing projects, student loan programs, and water and sewer projects. Interest on AMT-subject bonds is an item of tax preference for purposes of the federal individual alternative minimum tax (“AMT”). A portion of such Funds' distributions may, therefore, be subject to federal income taxes or to the federal individual alternative minimum tax. Some Funds may invest a portion of their assets in securities that generate income that is not exempt from federal (or state and local) income tax. Income exempt from federal tax may be subject to state and local income tax. In addition, any capital gains distributed by such Funds will be taxable as described in this section. A portion of the dividends paid by such Funds may be exempt from California State personal income tax, but not from California State franchise tax or California State corporate income tax. Corporate taxpayers should consult their tax advisor concerning the California state tax treatment of investments in such Funds.
CHOOSING A SHARE CLASS AND THE COSTS OF INVESTING
Before you invest, you should understand the characteristics of each share class so you can be sure to choose the class that is right for you. Fund and share class selections must be made at the time of purchase.
Classes differ regarding the costs associated with buying, redeeming, and holding shares. Which class is best for you depends upon:
•the dollar amount you are investing,
•the amount of time you plan to hold the investment,
•any plans to make additional investments in the Principal Funds, and
•eligibility to purchase the class.
The following sections describe the fees and expenses you may pay if you invest in a Fund. You may pay both one-time fees and ongoing fees. Fees and expenses are important because they lower your earnings. Before investing, you should be sure you understand the nature of different costs. Your Financial Professional can help you with this process and can help you choose the share class and Fund or Funds that are appropriate for you based upon your investment objective, risk tolerance, and other factors. Financial Professionals may receive different compensation depending upon which class of shares you purchase.

Fees and Expenses of the Funds
Classes A, C, and J Shares
These share classes may include a front-end sales charge and/or contingent deferred sales charge. There is no sales charge on shares of the Funds purchased with reinvested dividends or other distributions. You may obtain more information about sales charge reductions and waivers from your Financial Professional.
In some cases, the initial sales charge or contingent deferred sales charge may be waived or reduced. Appendix B to this Prospectus, titled “Intermediary-Specific Sales Charge Waivers and Reductions,” contains information about intermediary-specific sales charge waivers and reductions that will be available if you purchase Fund shares through those intermediaries. The Prospectus discusses the initial sales charge or contingent deferred sales charge waivers or reductions that will be available if you purchase Fund shares directly from the Fund or through another intermediary not listed on Appendix B.
In all instances, to receive a waiver or reduction in the initial sales charge or contingent deferred sales charge, you or your Financial Professional must let the Fund know at the time you purchase or redeem shares that you qualify for such a waiver or reduction. It may be necessary for you to provide information and records, such as account statements, to determine your eligibility. If you or your Financial Professional do not let the Fund know that you are eligible for a waiver or reduction, you may not receive a sales charge discount to which you are otherwise entitled.
Class C Shares
Class C shares may not be suitable for large investments. Due to the higher expenses associated with Class C shares, it may be more advantageous for investors currently purchasing, intending to purchase, or with existing assets in amounts that may qualify for a reduced sales charge on Class A shares, including through Rights of Accumulation and/or Statement of Intent, to purchase Class A shares. Class C shares have higher annual expenses than Class A shares because they are subject to higher distribution fees.
The Fund seeks to prevent investments in Class C shares by shareholders with at least $1 million of investments in Principal Funds eligible for inclusion pursuant to Rights of Accumulation. If you are making an initial purchase of Principal Funds of $1,000,000 or more and have selected Class C shares, the purchase will be of Class A shares of the Fund(s) you have selected. If you are making subsequent purchases into your existing Principal Funds Class C share accounts and the combined value of the subsequent investment and your existing Classes A, C, and J share accounts combined for Rights of Accumulation purposes exceeds $1,000,000, the subsequent investment will be applied to purchase Class A shares of the Fund(s) you have selected.
Institutional Class and Classes R-3, R-5, R-6, and S Shares
Fund shares are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on Fund shares purchased with reinvested dividends or other distributions. For S Class shares, Fund shares are not purchased with reinvested dividends or other distributions.
However, if you purchase Institutional Class or Class R-6 shares through certain programs offered by certain financial intermediaries, you may be required to pay a commission and/or other forms of compensation to the broker, or to your Financial Professional or other financial intermediary. Shares of each Fund are usually available in other share classes that have different fees and expenses.
One-Time Fee - Initial Sales Charge
Class A Shares
The offering price for Class A shares is the NAV next calculated after receipt of an investor’s order in proper form by the Fund or its servicing agent, plus any applicable initial sales charge as shown in the table below. The right-hand column in the table indicates what portion of the sales charge is paid to Financial Professionals and their brokerage firms (“dealers”) for selling Class A shares.
Note:    Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher or lower than the percentages noted.
For more information regarding compensation paid to dealers, see “Distribution Plans and Intermediary Compensation.”

Fund(s): Opportunistic Municipal
	Class A Sales Charge as % of:		Dealer Allowance as %
Amount of Purchase	Offering Price	Amount Invested	of Offering Price
Less than $100,000	3.75%	3.90%	3.00%
$100,000 but less than $250,000	2.75%	2.83%	2.25%
$250,000 or more	0.00%	0.00%	0.00%*
*The Distributor may pay authorized dealers commissions on purchases of Class A shares over $250,000 calculated as follows: 1.00% on purchases between $250,000 and $4,999,999, 0.75% on purchases between $5 million and $9,999,999, 0.50% on purchases between $10 million and 49,999,999, and 0.25% on purchases of $50 million or more. The commission rate is determined based on the cumulative investments over the life of the account combined with the investments in existing Classes A, C, and J shares.

Fund(s): Diversified Real Asset, Global Multi-Strategy, Spectrum Preferred and Capital Securities Income
	Class A Sales Charge as % of:		Dealer Allowance as % of Offering Price
Amount of Purchase	Offering Price	Amount Invested
Less than $100,000	3.75%	3.90%	3.00%
$100,000 but less than $250,000	2.75%	2.83%	2.25%
$250,000 but less than $500,000	1.50%	1.52%	1.00%
$500,000 or more	0.00%	0.00%	0.00%*
*The Distributor may pay authorized dealers commissions on purchases of Class A shares over $500,000 calculated as follows: 1.00% on purchases between $500,000 and $4,999,999, 0.50% on purchases between $5 million and $49,999,999, and 0.25% on purchases of $50 million or more. The commission rate is determined based on the cumulative investments over the life of the account combined with the investments in existing Classes A, C, and J shares.

Fund(s): Blue Chip and Small-MidCap Dividend Income
	Class A Sales Charge as % of:		Dealer Allowance as % of Offering Price
Amount of Purchase	Offering Price	Amount Invested
Less than $50,000	5.50%	5.82%	4.75%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more	0.00%	0.00%	0.00%*
*The Distributor may pay authorized dealers commissions on purchases of Class A shares over $1 million calculated as follows: 1.00% on purchases between $1,000,000 and $4,999,999, 0.50% on purchases between $5 million and $49,999,999, and 0.25% on purchases of $50 million or more. The commission rate is determined based on the cumulative investments over the life of the account combined with the investments in existing Classes A, C, and J shares.
Initial Sales Charge Waiver or Reduction
Class A shares of the Funds may be purchased without a sales charge or at a reduced sales charge. The availability of certain sales charge waivers and reductions will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of initial (front-end) sales charge waivers or reductions. Such intermediary-specific sales charge variations are described in Appendix B to this prospectus, titled “Intermediary-Specific Sales Charge Waivers and Reductions.” If you purchase Fund shares through an intermediary listed on Appendix B, you will be eligible to the receive only the intermediary’s applicable waivers and reductions described on Appendix B. If you purchase Fund shares directly from the Fund or through an intermediary not listed on Appendix B, you will be eligible to receive only the following initial sales charge waivers and reductions. In all instances, it is your responsibility to notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or reductions.
Initial Sales Charge Waiver - For Purchases of Fund Shares From the Fund or Through Intermediaries Not Listed on Appendix B
•No initial sales charge will apply to purchases of Fund shares if the purchase is of sufficient size as disclosed in the preceding “Class A Sales Charges” table.
•You may reinvest the Funds’ Class A share redemption proceeds without a sales charge within 90 days of the redemption, if you previously paid a sales charge. Shares invested directly within the Class A Money Market Fund are not eligible for this waiver; however, shares in the Money Market Fund that were obtained by exchange of another Fund that imposed an initial sales charge are eligible.

•A Fund’s Class A shares may be purchased without an initial sales charge by the following individuals, groups, and/or entities:
•current and former Directors of Principal Funds, member companies of Principal®, and their active or retired employees, officers, directors, brokers, or agents (for the life of the account). This also includes their immediate family members (spouse, domestic partner, children (regardless of age and including in-laws), and parents, including in-laws) and trusts created by or primarily for the benefit of these individuals;
•any employee or registered representative (and their immediate family members and employees) of an authorized broker-dealer or company that makes available shares of a Fund;
•clients investing in Class A shares through a “wrap account” or investment product offered through broker-dealers, registered investment advisors, and other financial institutions under which clients may pay a fee to the broker-dealer, registered investment advisor, or financial institution;
•any investor who buys Class A shares through an omnibus account held by financial intermediaries, such as a bank, broker-dealer, or other financial institution, and that does not accept or charge the initial sales charge;
•financial intermediaries who offer shares to self-directed investment brokerage accounts; and
•retirement plans or benefit plans, or participants in such plans, where the plan’s investments in the Fund are part of an omnibus account. For clarification, such plans do not include individual retirement arrangements under IRC Section 408, such as Simplified Employee Pensions (SEP), SIMPLE IRAs or other IRAs.
•The following two bullet points are only applicable to intermediaries that are affiliated with Principal Financial Group, Inc. A Fund’s Class A shares may be purchased without an initial sales charge by the following individuals, groups, and/or entities:
•Premier Credit Union when the shares are owned directly with Principal Funds; and
•non-ERISA clients of Principal Global Investors LLC.
Initial Sales Charge Reduction - For Purchases of Fund Shares From the Fund or Through Intermediaries Not Listed on Appendix B
(1)Rights of Accumulation. The sales charge varies with the size of your purchase. Purchases made by (i) you, your spouse or domestic partner, your children (including children of your spouse or domestic partner) age 25 or under, and/or a trust created by or primarily for the benefit of such persons (together “a Qualified Purchaser”) will be combined along with the value of existing Classes A, C, and J shares of Principal Funds owned by such persons, plus (ii) the value of holdings by you or an immediate family member which includes your spouse, domestic partner, parent, legal guardian, child, sibling, stepchild, and father- or mother-in law of Classes A, C, and R Units of the Scholar’s Edge 529 Plan, to determine the applicable sales charge. Class A shares of the Money Market Fund are not included in the calculation unless they were acquired in exchange from other Principal Fund shares. If the total amount being invested in the Principal Funds is near a sales charge breakpoint, you should consider increasing the amount invested to take advantage of a lower sales charge.
(2)Statement of Intent (SOI). Qualified Purchasers may obtain reduced sales charges by signing an SOI. The SOI is a nonbinding obligation on the Qualified Purchaser to purchase the full amount indicated in the SOI. Purchases made by you, your spouse or domestic partner, or the children of you, your spouse or domestic partner up to and including the age of 25 and/or a trust created by or primarily for the benefit of such persons (together “a Qualified Purchaser”) will be combined along with the value of existing Classes A, C, and J shares of Principal Funds owned by such persons. Purchases of Class A shares of Money Market Fund are not included. The sales charge is based on the total amount to be invested in a 13-month period. If the intended investment is not made (or shares are sold during the 13-month period), sufficient shares will be sold to pay the additional sales charge due. If a shareholder who signs an SOI dies within the 13-month period, no additional front-end sales charge will be required and the SOI will be considered met. An SOI is not available for 401(a) plan purchases.

(3)The maximum sales charge that applies to purchases of Class A shares by qualified plans administered by Expertplan, Inc. that were previously converted from B share plans is the sales charge that applies to purchases of at least $250,000 but less than $500,000 as described in the sales charge tables; the regular sales charge applies to purchases of $500,000 or more in such accounts and to all purchases of the Diversified Real Asset Fund, Global Multi-Strategy Fund, and Spectrum Preferred and Capital Securities Income Fund shares.
(4)The maximum sales charge for all purchases made in an account that is included in a SIMPLE IRA, SEP, SAR-SEP, non-qualified deferred compensation, or payroll deduction plan established before March 1, 2002 with Principal Management Corporation as the Funds' transfer agent, is the sales charge that applies to purchases of at least $100,000 but less than $250,000 as described in the sales charge tables; the regular sales charge applies to purchases of $250,000 or more in such accounts and to all purchases of the Diversified Real Asset Fund, Global Multi-Strategy Fund, and Spectrum Preferred and Capital Securities Income Fund shares. The reduced sales charge applies to purchases made by or on behalf of participants to such plans who became participants on or before July 28, 2007.
Class C Shares
Purchases of Class C shares are not subject to a front-end sales load. The offering price for Class C shares is the NAV next calculated after receipt of an investor’s order in proper form by the Fund or its servicing agent, with no initial sales charge. The Distributor currently pays authorized dealers commissions of up to 1.00% of the amount invested in Class C shares.
Institutional Class and Classes J, R-3, R-5, R-6, and S Shares
Purchases of these classes of shares are not subject to a front-end sales load. The offering price for such shares is the NAV next calculated after receipt of an investor’s order in proper form by the Fund or its servicing agent, with no initial sales charge.
One-Time Fee - Contingent Deferred Sales Charge (“CDSC”)
If you sell (redeem) shares and the CDSC is imposed, it will reduce the amount of sales proceeds.
The CDSC is based on the lesser of the market value at the time of redemption or the initial purchase price of the shares sold. The CDSC does not apply to shares purchased with reinvested dividends or other distributions. The CDSC is not charged on exchanges. However, the original purchase date of the shares from which an exchange is made determines if the newly acquired shares are subject to the CDSC when they are sold.
If you sell some but not all of the shares in your account, the shares not subject to a CDSC will be sold first. Other shares will be sold in the order purchased (first in, first out). The CDSC does not apply to shares redeemed according to a systematic withdrawal plan limited to no more than 1.00% per month (measured cumulatively for non-monthly plans) of the value of the Fund account at the time, and beginning on the date, the systematic withdrawal plan is established.
Class A Shares
Class A shares purchased in amounts that are of sufficient size to qualify for a 0.00% sales charge, as disclosed in the “Class A Sales Charges” table, are generally subject to a CDSC of 1.00% if the shares are redeemed during the first 18 months after purchase (12 months after purchase for Opportunistic Municipal Fund), unless the dealer, at its discretion, has waived the commission. The Distributor may pay authorized dealers commissions up to 1.00% of the price of such purchases.
There is no CDSC on Class A shares of the Money Market Fund that are directly purchased by the shareholder. However, for Class A Money Market Fund shares that are obtained through an exchange of shares from another Fund, the CDSC originally applicable to the purchase of such Fund’s shares will continue to apply.
The CDSC generally will not be imposed on redemptions of shares purchased through an omnibus account with certain financial intermediaries, such as a bank or other financial institution, where no sales charge payments were advanced for purchases made through these entities.
Class C Shares
Each initial and subsequent purchase of Class C shares is subject to a CDSC of 1.00% for a period of 12 months from the date of purchase. Shares will be redeemed first from shares purchased through reinvested dividends and capital gain distributions, which are not subject to the CDSC, and then in order of purchase. Within 90 days after the sale of Class C shares, you may reinvest any amount of the sale proceeds in Class C shares and those shares purchased will not be subject to the 12-month CDSC.

Class J Shares
If you sell your Class J shares within 18 months of purchase, a CDSC may be imposed on the shares sold. The CDSC, if any, is determined by multiplying by 1.00% the lesser of the market value at the time of redemption or the initial purchase price of the shares sold. Within 90 days after the sale of Class J shares, you may reinvest the amount of the sale proceeds into any Principal Funds Class J shares Fund; shares purchased by redemption proceeds are not subject to the eighteen-month CDSC.
Institutional Class and Classes R-3, R-5, R-6, and S Shares
These share classes are not subject to a CDSC.
CDSC Waiver
The CDSC may be waived on Classes A, C, and J shares of the Funds; waivers vary depending on how shares are purchased. Certain waivers and reductions apply when shares are purchased directly from the Fund; others apply when shares are purchased through an intermediary. Intermediaries may have different policies and procedures regarding the availability of waivers or reductions of the CDSC. Such intermediary-specific sales charge variations are described in Appendix B to this Prospectus, titled “Intermediary-Specific Sales Charge Waivers and Reductions.” If you purchase Fund shares through an intermediary listed on Appendix B, you will be eligible to the receive only the intermediary’s applicable waivers and reductions described on Appendix B. If you purchase Fund shares directly from the Fund or through an intermediary not listed on Appendix B, you will be eligible to receive only the following CDSC waivers and reductions. In all instances, it is your responsibility to notify the Fund or your financial intermediary at the time of redemption of any facts qualifying you for sales charge waivers or reductions.
CDSC Waiver - For Purchases of Fund Shares From the Fund or Through Intermediaries Not Listed on Appendix B
For Classes A, C, and J shares, the CDSC is waived on shares:
•redeemed within 90 days after an account is re-registered due to a shareholder's death;
•redeemed to pay surrender fees;
•redeemed to pay retirement plan fees;
•redeemed involuntarily from accounts with small balances;
•redeemed due to the shareholder's disability (as defined by the Internal Revenue Code) provided the shares were purchased before the disability;
•redeemed from retirement plans to satisfy minimum distribution rules under the Internal Revenue Code;
•redeemed from a retirement plan to assure the plan complies with the Internal Revenue Code;
•redeemed from retirement plans qualified under Section 401(a) of the Internal Revenue Code due to the plan participant's death, disability, retirement, or separation from service after attaining age 55;
•redeemed from retirement plans to satisfy excess contribution rules under the Internal Revenue Code; or
•redeemed using a systematic withdrawal plan (up to 1% per month (measured cumulatively with respect to non-monthly plans) of the value of the fund account at the time, and beginning on the date, the systematic withdrawal plan begins). (The free withdrawal privilege not used in a calendar year is not added to the free withdrawal privileges for any following year.)
For Class J shares, the CDSC also is waived on shares:
•redeemed that were purchased pursuant to the Small Amount Force Out program (SAFO); or
•of the Money Market Fund redeemed within 30 days of the initial purchase if the redemption proceeds are transferred to another Principal IRA, defined as either a fixed or variable annuity issued by Principal Life Insurance Company to fund an IRA, a Principal Bank IRA product, or a WRAP account IRA sponsored by Principal Securities, Inc.
Ongoing Fees
The ongoing fees are the operating expenses of a Fund, which are described in the “Annual Fund Operating Expenses” table included in the Summary for each Fund. These expenses reduce the value of each share you own. Because they are ongoing, they increase the cost of investing in the Funds.

With the exception of Class S of the Capital Securities Fund, each Fund pays ongoing fees to PGI and others who provide services to the Fund. These fees include:
•    Management Fee (all Classes except Class S) — Through the Management Agreement with the Registrant, PGI has agreed to provide investment advisory services and corporate administrative services to the Funds.
•    Distribution Fee (Classes A, C, J, and R-3) — Each Fund has adopted a distribution plan under Rule 12b-1 of the 1940 Act for the foregoing classes. Under the plan, these classes of each Fund pay a distribution fee based on the average daily NAV of the Fund. These fees pay distribution and other expenses for the sale of Fund shares and for services provided to shareholders. Because they are ongoing fees, over time, these fees may exceed other types of sales charges.
•    Other Expenses (all Classes except Class S) — A portion of certain expenses are allocated to all classes of the Funds, unless an expense is specific to a particular share class. Other expenses include, for example, interest expense, expenses related to fund investments, certain expenses related to regulatory requirements, and index licensing fees. Additional examples of other expenses include:
•    Transfer Agent Fee (all Classes except Class S) — Principal Shareholder Services, Inc. (“PSS”) has entered into a Transfer Agency Agreement with the Registrant under which PSS provides transfer agent services to these classes. For Class J shares, these services are currently provided at a rate that includes a profit; for Classes A, C, Institutional, and R-6 shares, these services are currently provided at cost. The Fund does not pay for these services for Classes R-3 and R-5 shares.
•Certain Operating Expenses (Institutional Class and Classes A, C, J, and R-6) — Expenses of registering and qualifying shares for sale, the cost of producing and distributing reports and prospectuses to shareholders of these classes, the cost of shareholder meetings held solely for shareholders of these classes, and other operating expenses of the Fund.
•    Service Fee (Classes R-3 and R-5) — PGI has entered into a Service Agreement with the Registrant under which PGI is required to provide certain personal services to shareholders (plan sponsors) and beneficial owners (plan members), such as responding to plan sponsor and plan member inquiries.
•Administrative Services Fee (Classes R-3 and R-5) — PGI has entered into an Administrative Services Agreement with the Registrant under which PGI is required to provide shareholder and administrative services for retirement plans and other beneficial owners of Fund shares.
•Acquired Fund Fees and Expenses (all Classes except Class S) — Fees and expenses charged by other investment companies in which a Fund invests a portion of its assets.
Class S Shares
The Capital Securities Fund does not pay any direct advisory, administrative, or other fees. PGI, the investment advisor, has contractually agreed to absorb all expenses of the Capital Securities Fund. PGI also pays or absorbs expenses attributable to Class S shares by paying expenses normally payable by the Capital Securities Fund, excluding interest expense.
DISTRIBUTION PLANS AND INTERMEDIARY COMPENSATION
Distribution and/or Service (12b-1) Fees
Principal Funds Distributor, Inc. (“PFD” or the “Distributor”) is the distributor for the shares of Principal Funds, Inc. PFD is an affiliate of Principal Life Insurance Company, a subsidiary of Principal Financial Group, Inc., and a member of Principal®.
The Funds have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”) for each of the Classes A, C, J, and R-3 shares of the Funds. Under the 12b-1 Plan, except as noted below, each Fund makes payments from its assets attributable to the particular share class to the Funds’ Distributor for distribution-related expenses and for providing services to shareholders of that share class. Payments under the 12b-1 Plan are made by the Funds to the Distributor pursuant to the 12b-1 Plan regardless of the expenses incurred by the Distributor. When the Distributor receives Rule 12b-1 fees, it may pay some or all of them to financial intermediaries whose customers are shareholders of the Funds for sales support services and for providing services to shareholders of that share class. Financial intermediaries may include, among others, broker-dealers, registered investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies. These financial intermediaries include Principal Securities, Inc., a broker-dealer affiliated with PGI. Because Rule 12b-1 fees are paid out of Fund assets and are ongoing fees, over time they will increase the cost of your investment in the Funds and may cost you more than other types of sales charges.

The maximum annual Rule 12b-1 fee for distribution-related expenses and/or for providing services to shareholders under each 12b-1 Plan (as a percentage of average daily net assets) is:

Share Class	Maximum Annualized Rate 12b-1 Fee
A	0.25%
C	1.00%
J	0.15%
R-3	0.25%
The Distributor generally uses Rule 12b-1 fees to finance any activity that is primarily intended to result in the sale of shares and for providing services to shareholders of the share class, and the activities vary depending on the share class. In addition to shareholder services, examples of such sales or distribution-related expenses include, but are not limited to:
•Compensation to salespeople and selected dealers, including ongoing commission payments.
•Printing of prospectuses and statements of additional information and reports for other-than-existing shareholders, and preparing and conducting sales seminars.
Examples of services to shareholders include furnishing information as to the status of shareholder accounts, responding to telephone and written inquiries of shareholders, and assisting shareholders with tax information.
Payments under the 12b-1 Plans will not automatically terminate for Funds that are closed to new investors or to additional purchases by existing shareholders. The Board will determine whether to terminate, modify, or leave unchanged the 12b-1 Plans when the Board directs the implementation of the closure of a Fund.
Classes A and C Shares
Generally, to receive 12b-1 fees from the Distributor, dealers or other intermediaries must be the dealer of record for shares with average daily net assets of at least $100,000. Generally, Class A shares must be held for three months before these fees are paid. In the case of Class C shares, generally these fees are not paid until such shares have been held for twelve months.
Commissions, Finder’s Fees, and Ongoing Payments
See “Choosing a Share Class and The Costs of Investing” for more details.
Class A Shares
All or a portion of the initial sales charge that you pay may be paid by the Distributor to intermediaries selling Class A shares. The Distributor may pay these intermediaries a commission of up to 1.00% on purchases of $1,000,000 or more (or $250,000 or $500,000 or more depending on the Fund purchased), which are not subject to initial sales charges.
Classes A, J, and R-3 Shares
Additionally, the Distributor generally makes ongoing 12b-1 fee payments to your intermediary at a rate that varies by class, as noted above under “Distribution and/or Service (12b-1) Fees.”
Class C Shares
The Distributor will pay, at the time of your purchase, a commission to your intermediary equal to 1.00% of your investment. Additionally, the Distributor generally makes ongoing 12b-1 fee payments to your intermediary as noted above under “Distribution and/or Service (12b-1) Fees.”
Additional Payments to Intermediaries
Shares of the Funds are sold primarily through intermediaries, such as brokers, dealers, investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies.
Classes A, C, and J Shares
In addition to payments pursuant to 12b-1 plans, sales charges, commissions, and finder’s fees, including compensation for referrals, PGI or its affiliates enter into agreements with some intermediaries pursuant to which the intermediaries receive payments for providing services relating to Fund shares. Examples of such services are administrative, networking, recordkeeping, sub-transfer agency, and shareholder services. In some situations, the Fund will reimburse PGI or its affiliates for making such payments; in others, the Fund may make such additional payments directly to intermediaries.
PGI or its affiliates also pay, without reimbursement from the Fund, compensation from their own resources to certain intermediaries that support the distribution of shares of the Fund or provide services to Fund shareholders.

Such additional payments vary, but generally do not exceed: (a) 0.25% of the current year’s sales of Fund shares by that intermediary and/or (b) 0.25% of average net asset value of Fund shares held by clients of such intermediary.
Institutional Class and Classes R-3, R-5, and R-6 Shares
In addition to payments pursuant to applicable 12b-1 plans, PGI or its affiliates enter into agreements with some intermediaries pursuant to which the intermediaries receive payments for providing services relating to Fund shares. Examples of such services are administrative, networking, recordkeeping, sub-transfer agency, and/or shareholder services. For Classes R-3 and R-5 shares, such compensation is generally paid out of the Service Fees and Administrative Services Fees that are disclosed in this Prospectus as Other Expenses. For Institutional Class shares, in some situations the Fund will reimburse PGI or its affiliates for making such payments; in others, the Fund may make such payments directly to the intermediaries.
PGI or its affiliates also pay, without reimbursement from the Fund, compensation from their own resources to certain intermediaries that support the distribution of shares of the Fund or provide services to Fund shareholders.
For Institutional Class shares, such payments vary, but generally do not exceed: (a) 0.10% of the current year’s sales of Fund shares by that intermediary or (b) 0.10% of the average net asset value of Fund shares held by clients of such intermediary.
Principal Life Insurance Company is one such intermediary that provides services relating to Fund shares held in employee benefit plans, and it is typically paid all of the Service Fees and Administrative Services Fees pertaining to such plans, and it also is paid other compensation described in this section as payable to intermediaries.
The Distributor and its affiliates do not pay compensation to intermediaries (other than to affiliates of the Distributor) for distribution services or other services to Fund shareholders for Class R-6 shares. For more information, see the SAI.
Institutional Class and Classes A, C, J, R-3, R-5, and R-6 Shares
The intermediary may pay to its Financial Professionals some or all of the amounts the Distributor and its affiliates pay to the intermediary. The amounts paid to intermediaries vary by share class and by Fund.
In some cases, the Distributor and its affiliates will provide payments or reimbursements in connection with the costs of conferences, educational seminars, training, and marketing efforts related to the Funds. Such activities may be sponsored by intermediaries or the Distributor. The costs associated with such activities may include travel, lodging, entertainment, and meals. In some cases, the Distributor will also provide payment or reimbursement for expenses associated with transactions (“ticket”) charges and general marketing expenses.
For more information, see the SAI.
The payments described in this Prospectus may create a conflict of interest by influencing your Financial Professional or your intermediary to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your Financial Professional or visit your intermediary’s website for more information about the total amounts paid to them by PGI and its affiliates, and by sponsors of other investment companies your Financial Professional may recommend to you.
Your intermediary may charge you additional fees other than those disclosed in this Prospectus. Ask your Financial Professional about any fees and commissions they charge.
FUND ACCOUNT INFORMATION
Statements
You will receive quarterly statements for the Funds you own, or if you purchase through a third-party intermediary, on a periodic basis established by such intermediary. Such statements provide the number and value of shares you own, transactions during the period, dividends declared or paid, and other information. The year-end statement includes information for all transactions that took place during the year. Please review your statement as soon as you receive it. Keep your statements, as you may need them for tax reporting purposes.
Generally, each time you buy, sell, or exchange shares in Principal Funds, you will receive a confirmation shortly thereafter. It summarizes all the key information - what you bought or sold, the amount of the transaction, and other important information.

Certain purchases and sales are only included on your quarterly statement. These include accounts:
•when the only activity during the quarter are:
◦purchases of shares from reinvested dividends and/or capital gains,
◦purchases under an Automatic Investment Plan,
◦sales under a Systematic Withdrawal Plan,
◦purchases or sales under an Automatic Exchange Election, or
◦conversion of Class C shares into Class A shares
•used to fund certain individual retirement or individual pension plans; or
•established under a payroll deduction plan.
If you need information about your account(s) at other times, you may call us or access your account on the internet.
Orders Placed by Intermediaries
Principal Funds may have an agreement with your intermediary, such as a broker-dealer, third-party administrator, or trust company, that permits the intermediary to receive orders on behalf of the Fund until 3:00 p.m. Central Time. The agreement may include authorization for your intermediary to designate other intermediaries (“sub-designees”) to receive orders on behalf of the Fund on the same terms that apply to the intermediary. In such cases, if your intermediary or a sub-designee receives your order in correct form by 3:00 p.m. Central Time, transmits it to the Fund, and pays for it in accordance with the agreement, the Fund will price the order at the next NAV per share it computes after your intermediary or sub-designee received your order.
The time at which the Fund prices orders and the time until which the Fund or your intermediary or sub-designee will accept orders may change in the case of an emergency or if the NYSE closes at a time other than 3:00 p.m. Central Time.
Transactions through Financial Institutions/Professionals
Financial institutions and dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual financial institution or dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this Prospectus and the SAI.
Your financial institution or dealer will provide you with specific information about any processing or service fees you will be charged.
Telephone and Internet Instructions
The Funds reserve the right to refuse telephone and/or internet instructions. You are liable for a loss resulting from a fraudulent telephone or internet instruction that we reasonably believe is genuine. We use reasonable procedures to assure instructions are genuine. If the procedures are not followed, we may be liable for loss due to unauthorized or fraudulent transactions. The procedures include: recording all telephone instructions, requiring the use of a password (Personal Identification Number) for internet instructions, requesting personal identification information, and sending written confirmation to the shareholder’s address of record.
If you elect telephone privileges, instructions regarding your account(s) may be given to us via the telephone or internet. Your instructions:
•may be given by calling us;
•may be given via our website for certain transactions (for security purposes you need a username and password to use any of the internet services, including viewing your account information online. If you do not have a username or password, you may obtain one at our website); or
•may be given to your Financial Professional (a person employed by or affiliated with broker/dealer firms) who will in turn contact us with your instructions.
Instructions received from one owner are binding on all owners. In the case of an account owned by a corporation or trust, instructions received from an authorized person are binding on the corporation/trust unless we have a written notification requiring that more than one authorized person execute written instructions.

Signature Guarantees
For all classes (except Class S), certain transactions require that your signature be guaranteed. A signature guarantee may help protect your account against fraud. If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member, or brokerage firm that participates in a Medallion program recognized by the Securities Transfer Association. A signature guaranteed by a notary public or savings bank is not acceptable. We reserve the right to require a signature guarantee on any transaction.

Signature guarantees are required in any of the following circumstances:	A	C	J	Inst.	R-3	R-5	R-6
if you sell more than $100,000 (in the aggregate) from the Funds	X	X	X
if you sell more than $500,000 (in the aggregate) from the Funds				X	X	X	X
if you sell more than $10,000,000 if you have the proceeds sent electronically to a previously authorized U.S. bank account				X
if a sales proceeds check is payable to a party other than the account shareholder(s)				X	X	X	X
if a sales proceeds check is payable to a party other than the account shareholder(s) or Principal Life, Principal Bank, a retirement plan trustee or custodian that has agreed in writing to accept a transfer of assets from the Fund, or Principal Securities, Inc. payable through Pershing	X	X	X
to change ownership of an account	X	X	X	X	X	X	X
to add telephone transaction services and/or wire or ACH redemption privileges to an existing account if there is not a common owner between the bank account and mutual fund account	X	X	X	X	X	X	X
to change bank account information designated under an existing telephone withdrawal plan if there is not a common owner between the bank account and mutual fund account	X	X	X	X	X	X	X
to wire or ACH to a shareholder’s U.S. bank account not previously authorized or when the request does not include a voided check or deposit slip indicating a common owner between the bank account and mutual fund account	X	X	X	X	X	X	X
to exchange or transfer among accounts with different ownership	X	X	X	X	X	X	X
to have a sales proceeds check mailed to an address other than the address on the account or to the address on the account if it has been changed within the preceding 15 days	X	X	X	X	X	X	X
Reservation of Rights
Principal Funds reserves the right to amend or terminate the special plans described in this Prospectus. Shareholders will be notified of any such action to the extent required by law.
Such plans include, for example, automatic investment, systematic withdrawal, waiver of Fund minimums for certain accounts, and waiver or reduction of the sales charge or contingent deferred sales charge for certain purchasers.
Classes A, C, and J Shares - Minimum Account Balance
Each Fund has a minimum required account balance of $1,000. The Fund reserves the right to redeem all shares in your account if the value of your account falls below $1,000. The Fund will mail the redemption proceeds to you. An involuntary redemption of a small account will not be triggered by market conditions alone. The Fund will notify you before involuntarily redeeming your account. You will have 30 days to make an additional investment of an amount that brings your account up to the required minimum. Each Fund reserves the right to increase the required minimum.
Householding
To avoid sending duplicate copies of materials to households, mailings for accounts held by members of your household may be combined so that only one copy of each Prospectus and Annual and Semi-Annual Reports will be mailed. In addition, your account information may be included with other householded accounts on the same quarterly and annual statements. The consolidation of these mailings, called householding, benefits Principal Funds and its shareholders by reduced printing and mailing expenses. If you prefer to receive multiple copies of these materials, you may write or call Principal Funds. Householding will be stopped within 30 days after we receive your request.
Multiple Translations
This Prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.
Financial Statements
Shareholders will receive annual financial statements for the Funds, audited by the Funds' independent registered public accounting firm. Shareholders will also receive semi-annual financial statements that are unaudited.

APPENDIX A – DESCRIPTION OF BOND RATINGS
Moody’s Investors Service, Inc. Rating Definitions:
Long-Term Obligation Ratings
Ratings assigned on Moody’s global long-term obligation rating scales are forward-looking opinions of the relative credit risk of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.1
1 For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investor’s expectations for timely payment, the ratings reflect the likelihood of impairment and the expected financial loss in the event of impairment.

Aaa:	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
Ba:	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B:	Obligations rated B are considered speculative and are subject to high credit risk.
Caa:	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE:	Moody’s appends numerical modifiers, 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, issuers, financial companies, and securities firms.*
*By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
SHORT-TERM NOTES: Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:
Issuers rated Prime-1 (or related supporting institutions) have a superior ability to repay short-term debt obligations.
Issuers rated Prime-2 (or related supporting institutions) have a strong ability to repay short-term debt obligations.
Issuers rated Prime-3 (or related supporting institutions) have an acceptable ability to repay short-term obligations.
Issuers rated Not Prime do not fall within any of the Prime rating categories.
US MUNICIPAL SHORT-TERM DEBT: The Municipal Investment Grade (MIG) scale is used to rate US municipal bonds of up to three years maturity. MIG ratings are divided into three levels - MIG 1 through MIG 3 - while speculative grade short-term obligations are designated SG.
MIG 1 denotes superior credit quality, afforded excellent protection from established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2 denotes strong credit quality with ample margins of protection, although not as large as in the preceding group.
MIG 3 notes are of acceptable credit quality. Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well-established.
SG denotes speculative-grade credit quality and may lack sufficient margins of protection.
A-1

Description of S&P Global Ratings’ Credit Rating Definitions:
S&P Global’s credit rating, both long-term and short-term, is a forward-looking opinion of the creditworthiness of an obligor with respect to a specific obligation. This assessment takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.
The credit rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.
The ratings are statements of opinion as of the date they are expressed furnished by the issuer or obtained by S&P Global Ratings from other sources S&P Global Ratings considers reliable. S&P Global Ratings does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.
The ratings are based, in varying degrees, on the following considerations:
•Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•Nature of and provisions of the financial obligation;
•Protection afforded by, and relative position of, the financial obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor’s rights.
LONG-TERM CREDIT RATINGS:

AAA:	Obligations rated ‘AAA’ have the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA:	Obligations rated ‘AA’ differ from the highest-rated issues only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A:
Obligations rated ‘A’ have a strong capacity to meet financial commitment on the obligation although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.

BBB:
Obligations rated ‘BBB’ exhibit adequate protection parameters; however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet financial commitment on the obligation.

BB, B, CCC, CC and C:
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded, on balance, as having significant speculative characteristics. ‘BB’ indicates the lowest degree of speculation and ‘C’ the highest degree of speculation. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB:
Obligations rated ‘BB’ are less vulnerable to nonpayment than other speculative issues. However it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B:
Obligations rated ‘B’ are more vulnerable to nonpayment than ‘BB’ but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair this capacity.

CCC:
Obligations rated ‘CCC’ are currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. If adverse business, financial, or economic conditions occur, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:
Obligations rated ‘CC’ are currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of anticipated time to default.

C:	The rating ‘C’ is highly vulnerable to nonpayment, the obligation is expected to have lower relative seniority or lower ultimate recovery compared to higher rated obligations.
D:
Obligations rated ‘D’ are in default, or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The rating will also be used upon filing for bankruptcy petition or the taking of similar action and where default is a virtual certainty. If an obligation is subject to a distressed exchange offer the rating is lowered to ‘D’.

Plus (+) or Minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR:	Indicates that a rating has not been assigned or is no longer assigned.
A-2

SHORT-TERM CREDIT RATINGS: Ratings are graded into four categories, ranging from ‘A-1’ for the highest quality obligations to ‘D’ for the lowest.

A-1:
This is the highest category. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2:
Issues carrying this designation are somewhat more susceptible to the adverse effects of the changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3:
Issues carrying this designation exhibit adequate capacity to meet their financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet it financial commitment on the obligation.

B:
Issues rated ‘B’ are regarded as vulnerable and have significant speculative characteristics. The obligor has capacity to meet financial commitments; however, it faces major ongoing uncertainties which could lead to obligor’s inadequate capacity to meet its financial obligations.

C:
This rating is assigned to short-term debt obligations that are currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions to meet its financial commitment on the obligation.

D:
This rating indicates that the issue is either in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The rating will also be used upon filing for bankruptcy petition or the taking of similar action and where default is a virtual certainty. If an obligation is subject to a distressed debt restructuring the rating is lowered to ‘D’.

MUNICIPAL SHORT-TERM NOTE RATINGS: S&P Global Ratings rates U.S. municipal notes with a maturity of less than three years as follows:

SP-1:	A strong capacity to pay principal and interest. Issues that possess a very strong capacity to pay debt service is given a “+” designation.
SP-2:	A satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the terms of the notes.
SP-3:	A speculative capacity to pay principal and interest.
D:
Assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty.

A-3

APPENDIX B – INTERMEDIARY-SPECIFIC SALES CHARGE WAIVERS AND REDUCTIONS
Certain intermediaries have different policies and procedures regarding the availability of sales charge waivers and reductions, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or reductions. In order to receive a waiver or reduction offered by one intermediary or the Fund, the purchaser must purchase Fund shares from the Fund or intermediary offering the waiver or reduction. Please see the section of the prospectus entitled “CHOOSING A SHARE CLASS AND THE COSTS OF INVESTING” for more information on sales charges and waivers available for different classes.
Currently, the following intermediaries have implemented a schedule of sales charge waivers and reductions described below:
Ameriprise Financial
Front-end sales charge reductions on Class A shares purchased through Ameriprise Financial
Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders can reduce their initial sales charge on the purchase of Class A shares as follows:
•Transaction size breakpoints, as described in this prospectus or the SAI.
•Rights of accumulation (ROA), as described in this prospectus or the SAI.
•Letter of intent, as described in this prospectus or the SAI.
Front-end sales charge waivers on Class A shares purchased through Ameriprise Financial
Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:
•Shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer- sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
•Shares purchased through reinvestment of capital gains and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).
•Shares exchanged from Class C shares of the same fund in the month of or following the seven-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.
•Shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
•Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor's spouse, advisor's lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor's lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).
CDSC waivers on Class A and C shares purchased through Ameriprise Financial
Fund shares purchased through an Ameriprise Financial platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI:
•Redemptions due to death or disability of the shareholder.
•Shares sold as part of a systematic withdrawal plan as described in this prospectus.
•Redemptions made in connection with a return of excess contributions from an IRA account.

•Shares purchased through a Right of Reinstatement (as defined above).
•Redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
Edward D. Jones & Co., L.P. ("Edward Jones")
Policies Regarding Transactions Through Edward Jones
Effective on or after August 28, 2024, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as "shareholders") purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as "breakpoints") and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information ("SAI") or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Principal Funds, Inc., or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints at Edward Jones
•Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.
Rights of Accumulation ("ROA") at Edward Jones
•The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of Principal Funds, Inc. held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ("pricing groups"). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
•The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
•ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent ("LOI") at Edward Jones
•Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.
•If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.
Sales Charge Waivers at Edward Jones
Sales charges are waived for the following shareholders and in the following situations:
•Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures.
•Shares purchased in an Edward Jones fee-based program.

•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
•Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following ("Right of Reinstatement"):
◦The redemption and repurchase occur in the same account.
◦The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.
The Right of Reinstatement excludes systematic or automatic transactions including, but not limited to, purchases made through payroll deductions, liquidations to cover account fees, and reinvestments from non-mutual fund products.
•Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
•Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
Contingent Deferred Sales Charge ("CDSC") Waivers at Edward Jones
•If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
•The death or disability of the shareholder.
•Systematic withdrawals with up to 10% per year of the account value.
•Return of excess contributions from an Individual Retirement Account (IRA).
•Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
•Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
•Shares exchanged in an Edward Jones fee-based program.
•Shares acquired through NAV reinstatement.
•Shares redeemed at the discretion of Edward Jones for Minimums Balances, as described below.
Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts
•Initial purchase minimum: $250
•Subsequent purchase minimum: none
Minimum Balances
•Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
◦A fee-based account held on an Edward Jones platform
◦A 529 account held on an Edward Jones platform
◦An account with an active systematic investment plan or LOI
Exchanging Share Classes
•At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares of the same fund.

Janney Montgomery Scott
Effective May 1, 2020, if you purchase fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge ("CDSC"), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front-end Sales Charge* Waivers on Class A Shares Available at Janney
•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
•Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR‑SEPs or Keogh plans.
•Shares acquired through a right of reinstatement.
•Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
CDSC Waivers on Class A and C Shares Available at Janney
•Shares sold upon the death or disability of the shareholder.
•Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
•Shares sold in connection with a return of excess contributions from an IRA account.
•Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches their qualified age based on applicable IRS regulations.
•Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
•Shares acquired through a right of reinstatement.
•Shares exchanged into the same share class of a different fund.
Front-end Sales Charge* Discounts Available at Janney: Breakpoints, Rights of Accumulation, and/or Letters of Intent
•Breakpoints as described in the fund’s Prospectus.
•Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
•Letters of intent ("LOI") which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
*Also referred to as an "initial sales charge."

J.P. Morgan Securities LLC
Effective September 29, 2023, if you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.
Front-end Sales Charge Waivers on Class A Shares Available at J.P. Morgan Securities LLC
•Shares exchanged from Class C (i.e. level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.
•Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.
•Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.
•Shares purchased through rights of reinstatement.
•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.
Class C to Class A Share Conversion
•A shareholder in the fund’s Class C shares will have their shares converted by J.P. Morgan Securities LLC to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.
CDSC Waivers on Class A and C Shares Available at J.P. Morgan Securities LLC
•Shares sold upon the death or disability of the shareholder.
•Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•Shares purchased in connection with a return of excess contributions from an IRA account.
•Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
•Shares acquired through a right of reinstatement.
Front-end Load Discounts Available at J.P. Morgan Securities LLC: Breakpoints, Rights of Accumulation & Letters of Intent
•Breakpoints as described in the prospectus.
•Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
•Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).

Merrill Lynch
Purchases or sales of front-end (i.e. Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund's prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.
It is the client's responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.
Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the "Merrill SLWD Supplement") and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.
Front-end Load Waivers Available at Merrill
•Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
•Shares purchased through a Merrill investment advisory program.
•Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account.
•Shares purchased through the Merrill Edge Self-Directed platform.
•Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account.
•Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement.
•Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee's Merrill Household (as defined in the Merrill SLWD Supplement).
•Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g. the fund's officers or trustees).
•Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement.
Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level-Load Shares Available at Merrill
•Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22e(3)).
•Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement.
•Shares sold due to return of excess contributions from an IRA account.
•Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation.
•Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund.

Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent
•Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement.
•Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household.
•Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement.
Morgan Stanley Wealth Management
Initial Sales Charge Waivers on Class A Shares Available at Morgan Stanley Wealth Management
Effective July 1, 2018, if you purchase Class A Fund shares through a Morgan Stanley Wealth Management transactional brokerage account you will be eligible only for the following initial sales charge waivers, which differ from those disclosed elsewhere in this prospectus or the SAI.
•Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
•Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.
•Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.
•Shares purchased through a Morgan Stanley self-directed brokerage account.
•Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program.
•Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.
Oppenheimer & Co. Inc.
Effective June 12, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares Available at OPCO
•Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.
•Shares purchased by or through a 529 Plan.
•Shares purchased through a OPCO affiliated investment advisory program.
•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).
•A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO.

•Employees and registered representatives of OPCO or its affiliates and their family members.
•Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus.
CDSC Waivers on A, B and C Shares Available at OPCO
•Death or disability of the shareholder.
•Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.
•Return of excess contributions from an IRA Account.
•Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus.
•Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO.
•Shares acquired through a right of reinstatement.
Front-end Load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
•Breakpoints as described in this prospectus.
•Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
Raymond James
Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James & Associates, Inc., Raymond James Financial Services, Inc. or each entity’s affiliates (“Raymond James”) platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares Available at Raymond James
•Shares purchased in an investment advisory program.
•Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.
CDSC Waivers on Classes A and C Shares Available at Raymond James
•Death or disability of the shareholder.
•Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•Return of excess contributions from an IRA Account.
•Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching their qualified age based on applicable IRS regulations as described in the fund’s prospectus.
•Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•Shares acquired through a right of reinstatement.

Front-end Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent
•Breakpoints as described in this prospectus.
•Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
•Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
Robert W. Baird & Co. Incorporated
Effective June 15, 2020, shareholders purchasing fund shares through a Robert W. Baird & Co. Incorporated (“Baird”) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.
Front-end Sales Charge Waivers on Investors A-shares Available at Baird
•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund.
•Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird.
•Shares purchase from the proceeds of redemptions from another Principal Funds, Inc. Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).
•A shareholder in the Funds Investor C Shares will have their share converted at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird.
•Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
CDSC Waivers on Investor A and C shares Available at Baird
•Shares sold due to death or disability of the shareholder.
•Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.
•Shares bought due to returns of excess contributions from an IRA Account.
•Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.
•Shares sold to pay Baird fees but only if the transaction is initiated by Baird.
•Shares acquired through a right of reinstatement.
Front-end Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations
•Breakpoints as described in this prospectus.
•Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Principal Funds, Inc.’s assets held by accounts within the purchaser’s household at Baird. Eligible Principal Funds, Inc.’s assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.
•Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Principal Funds, Inc.’s funds through Baird, over a 13-month period of time.

Stifel, Nicolaus & Company, Incorporated
Effective March 17, 2025, shareholders purchasing or holding Principal Funds, Inc’s shares, including existing fund shareholders, through a Stifel or affiliated platform that provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge load waivers (including front-end sales charge waivers and contingent deferred, or back-end, (CDSC) sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the Fund’s SAI.
Class A Shares
As described elsewhere in this prospectus, Stifel may receive compensation out of the front-end sales charge if you purchase Class A shares through Stifel.
Rights of accumulation
Rights of accumulation (ROA) that entitle shareholders to breakpoint discounts on front-end sales charges will be calculated by Stifel based on the aggregated holding of eligible assets in the Principal Funds, Inc. held by accounts within the purchaser’s household at Stifel. Ineligible assets include class A Money Market Funds not assessed a sales charge. Fund Family assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets.
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
Front-end sales charge waivers on Class A shares available at Stifel
•Class C shares that have been held for more than seven (7) years may be converted to Class A shares or other front-end share class(es) of the same fund pursuant to Stifel’s policies and procedures. To the extent that this prospectus elsewhere provides for a waiver with respect to the exchange or conversion of such shares following a shorter holding period, those provisions shall continue to apply.
•Shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as designated by Stifel.
•Shares purchased in a Stifel fee-based advisory program, often referred to as a “wrap” program.
•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same or other fund within the Principal Funds, Inc.
•Shares purchased from the proceeds of redeemed shares of Principal Funds, Inc. so long as the proceeds are from the sale of shares from an account with the same owner/beneficiary within 90 days of the purchase. For the absence of doubt, automated transactions (i.e. systematic purchases, including salary deferral transactions and withdrawals) and purchases made after shares are sold to cover Stifel Nicolaus’ account maintenance fees are not eligible for rights of reinstatement.
•Shares from rollovers into Stifel from retirement plans to IRAs.
•Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the direction of Stifel. Stifel is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this prospectus.
•Purchases of Class 529-A shares through a rollover from another 529 plan.
•Purchases of Class 529-A shares made for reinvestment of refunded amounts.
•Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
•Charitable organizations and foundations, notably 501(c)(3) organizations.

Contingent Deferred Sales Charges Waivers on Class A and C Shares
•Death or disability of the shareholder or, in the case of 529 plans, the account beneficiary.
•Shares sold as part of a systematic withdrawal plan not to exceed 12% annually.
•Return of excess contributions from an IRA Account.
•Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
•Shares acquired through a right of reinstatement.
•Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel.
•Shares exchanged or sold in a Stifel fee-based program.
Share Class Conversions in Advisory Accounts
•Stifel reserves the right to convert shares to the lowest cost share class available at Stifel upon transfer of shares into an advisory program.
US Bancorp Investments, Inc. (“USBI”)
Effective February 2021, Shareholders who purchase fund shares through a USBI platform or account or who own shares for which USBI or an affiliate is the broker-dealer of record, where the shares are held in an omnibus account at the fund, and who are invested in Class C shares will have their shares converted at NAV to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of USBI.
(updated March 17, 2025)

APPENDIX C – ADDITIONAL FUND-SPECIFIC INFORMATION
International Equity Index Fund
THIS FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY PGI. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS FUND IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
No purchaser, seller or holder of this security, product or fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.
Diversified Real Asset Fund
Nomura Investments Fund Advisers ("NIFA"), a series of Nomura Investment Management Business Trust (“NIMBT”), 610 Market Street, Philadelphia, Pennsylvania, 19106, serves as sub-advisor for a portion of the assets of Diversified Real Asset Fund. NIMBT is a Delaware statutory trust, which is registered with the SEC as an investment advisor. Nomura Asset Management is part of the Investment Management Division of the Nomura Group, providing integrated public and private market asset management services across equities, fixed income, private credit, and multi-asset solutions to intermediary and institutional clients. Nomura Asset Management primarily operates through several distinct investment managers, which include NIMBT and its NIFA series.
C-1

APPENDIX D – FINANCIAL HIGHLIGHTS
The following financial highlights tables are intended to help you understand each Fund’s financial performance for the periods shown. Certain information reflects returns for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund’s financial statements, is included in Principal Funds, Inc. Annual Report to Shareholders for the fiscal year ended August 31, 2025, which is available upon request, and incorporated by reference into the SAI.
To request a free copy of the latest Annual or Semi-Annual Report for the Funds, you may telephone 1-800-222-5852.
D-1

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D-2

Financial Highlights
Principal Funds, Inc.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period
BLUE CHIP FUND								
Class A shares								
2025	$44.17	($0.14)	$7.28	$7.14	$–	($2.06)	($2.06)	$49.25
2024	34.44	(0.07)	9.80	9.73	–	–	–	44.17
2023	29.35	(0.08)	5.37	5.29	–	(0.20)	(0.20)	34.44
2022	42.59	(0.12)	(10.39)	(10.51)	–	(2.73)	(2.73)	29.35
2021	33.85	(0.18)	10.06	9.88	–	(1.14)	(1.14)	42.59
Class C shares								
2025	40.28	(0.43)	6.60	6.17	–	(2.06)	(2.06)	44.39
2024	31.63	(0.33)	8.98	8.65	–	–	–	40.28
2023	27.18	(0.27)	4.92	4.65	–	(0.20)	(0.20)	31.63
2022	39.91	(0.35)	(9.65)	(10.00)	–	(2.73)	(2.73)	27.18
2021	32.01	(0.42)	9.46	9.04	–	(1.14)	(1.14)	39.91
Class J shares								
2025	45.11	(0.07)	7.46	7.39	–	(2.06)	(2.06)	50.44
2024	35.11	–	10.00	10.00	–	–	–	45.11
2023	29.87	(0.03)	5.47	5.44	–	(0.20)	(0.20)	35.11
2022	43.23	(0.07)	(10.56)	(10.63)	–	(2.73)	(2.73)	29.87
2021	34.29	(0.13)	10.21	10.08	–	(1.14)	(1.14)	43.23
Institutional shares								
2025	45.58	(0.02)	7.53	7.51	(0.01)	(2.06)	(2.07)	51.02
2024	35.44	0.03	10.11	10.14	–	–	–	45.58
2023	30.11	0.01	5.52	5.53	–	(0.20)	(0.20)	35.44
2022	43.51	(0.02)	(10.65)	(10.67)	–	(2.73)	(2.73)	30.11
2021	34.47	(0.08)	10.26	10.18	–	(1.14)	(1.14)	43.51
R-3 shares								
2025	43.82	(0.25)	7.23	6.98	–	(2.06)	(2.06)	48.74
2024	34.23	(0.15)	9.74	9.59	–	–	–	43.82
2023	29.23	(0.13)	5.33	5.20	–	(0.20)	(0.20)	34.23
2022	42.51	(0.18)	(10.37)	(10.55)	–	(2.73)	(2.73)	29.23
2021	33.85	(0.25)	10.05	9.80	–	(1.14)	(1.14)	42.51
R-5 shares								
2025	45.01	(0.10)	7.44	7.34	–	(2.06)	(2.06)	50.29
2024	35.06	(0.03)	9.98	9.95	–	–	–	45.01
2023	29.84	(0.04)	5.46	5.42	–	(0.20)	(0.20)	35.06
2022	43.20	(0.09)	(10.54)	(10.63)	–	(2.73)	(2.73)	29.84
2021	34.29	(0.14)	10.19	10.05	–	(1.14)	(1.14)	43.20
R-6 shares								
2025	45.85	0.03	7.57	7.60	(0.05)	(2.06)	(2.11)	51.34
2024	35.63	0.07	10.16	10.23	(0.01)	–	(0.01)	45.85
2023	30.24	0.04	5.55	5.59	–	(0.20)	(0.20)	35.63
2022	43.64	0.02	(10.69)	(10.67)	–	(2.73)	(2.73)	30.24
2021	34.54	(0.05)	10.29	10.24	–	(1.14)	(1.14)	43.64

D-3

Financial Highlights Principal Funds, Inc. Selected data for a share of Capital Stock outstanding throughout each year ended August 31 (except as noted): Net Asset Value, Beginning of Period Net Investment Income (Loss)(a) Net Realized and Unrealized Gain (Loss) on Investments Total From Investment Operations Dividends from Net Investment Income Distributions from Realized Gains Total Dividends and Distributions Net Asset Value, End of Period Total Return Net Assets, End of Period (in thousands) Ratio of Expenses to Average Net Assets Ratio of Gross Expenses to Average Net Assets Ratio of Net Investment Income to Average Net Assets Portfolio Turnover Rate BLUE CHIP FUND Class A shares 2025 $44.17&#9; ($0.14)&#9; $7.28 $7.14 $– ($2.06)&#9; ($2.06)&#9; $49.25 16.50%(b),(c) $1,310,277 0.92%(d) –% (0.31)% 20.9% 2024 34.44&#9; (0.07)&#9; 9.80 9.73 – – – 44.17 28.25 (c) 1,200,724 0.93 (d) – (0.18) 14.7 2023 29.35&#9; (0.08)&#9; 5.37 5.29 – (0.20) (0.20)&#9; 34.44 18.15 (c) 1,005,219 0.96 (d) – (0.27) 10.0 2022 42.59&#9; (0.12)&#9; (10.39)&#9; (10.51)&#9; – (2.73) (2.73)&#9; 29.35 (26.35) (c) 850,509 0.94 (d) – (0.35) 24.0 2021 33.85&#9; (0.18)&#9; 10.06 9.88 – (1.14) (1.14)&#9; 42.59 30.18 (c) 1,123,747 0.91 (d) – (0.49) 25.6 Class C shares 2025 40.28&#9; (0.43)&#9; 6.60 6.17 – (2.06) (2.06)&#9; 44.39 15.63 (c) 333,921 1.67 (d) – (1.05) 20.9 2024 31.63&#9; (0.33)&#9; 8.98 8.65 – – – 40.28 27.35 (c) 338,963 1.66 (d) – (0.91) 14.7 2023 27.18&#9; (0.27)&#9; 4.92 4.65 – (0.20) (0.20)&#9; 31.63 17.24 (c) 288,734 1.68 (d) – (0.99) 10.0 2022 39.91&#9; (0.35)&#9; (9.65)&#9; (10.00)&#9; – (2.73) (2.73)&#9; 27.18 (26.86) (c) 276,796 1.66 (d) – (1.08) 24.0 2021 32.01&#9; (0.42)&#9; 9.46 9.04 – (1.14) (1.14)&#9; 39.91 29.26 (c) 411,694 1.65 (d) – (1.23) 25.6 Class J shares 2025 45.11&#9; (0.07)&#9; 7.46 7.39 – (2.06) (2.06)&#9; 50.44 16.69 (c) 296,709 0.75 (e) 0.78 (f) (0.14) 20.9 2024 35.11&#9; – 10.00 10.00 – – – 45.11 28.48 (c) 265,823 0.75 (e) 0.79 (f) (0.01) 14.7 2023 29.87&#9; (0.03)&#9; 5.47 5.44 – (0.20) (0.20)&#9; 35.11 18.34 (c) 196,453 0.79 (e) 0.84 (f) (0.10) 10.0 2022 43.23&#9; (0.07)&#9; (10.56)&#9; (10.63)&#9; – (2.73) (2.73)&#9; 29.87 (26.23) (c) 156,338 0.77 (e) 0.82 (f) (0.18) 24.0 2021 34.29&#9; (0.13)&#9; 10.21 10.08 – (1.14) (1.14)&#9; 43.23 30.38 (c) 221,942 0.77 (e) 0.83 (f) (0.35) 25.6 Institutional shares 2025 45.58&#9; (0.02)&#9; 7.53 7.51 (0.01)&#9; (2.06)&#9; (2.07)&#9; 51.02 16.81 (b) 3,344,686 0.66 (d) – (0.04) 20.9 2024 35.44&#9; 0.03 10.11 10.14 – – – 45.58 28.61 3,198,677 0.66 (d) – 0.08 14.7 2023 30.11&#9; 0.01 5.52 5.53 – (0.20) (0.20)&#9; 35.44 18.45 (b) 2,555,465 0.66 (d) – 0.03 10.0 2022 43.51&#9; (0.02)&#9; (10.65)&#9; (10.67)&#9; – (2.73) (2.73)&#9; 30.11 (26.13) (b) 2,473,139 0.66 (d) – (0.06) 24.0 2021 34.47&#9; (0.08)&#9; 10.26 10.18 – (1.14) (1.14)&#9; 43.51 30.51 3,141,819 0.65 (d) – (0.23) 25.6 R-3 shares 2025 43.82&#9; (0.25)&#9; 7.23 6.98 – (2.06) (2.06)&#9; 48.74 16.23 24,846 1.13 (d) – (0.56) 20.9 2024 34.23&#9; (0.15)&#9; 9.74 9.59 – – – 43.82 28.02 16,984 1.13 (d) – (0.39) 14.7 2023 29.23&#9; (0.13)&#9; 5.33 5.20 – (0.20) (0.20)&#9; 34.23 17.92 11,611 1.14 (d) – (0.44) 10.0 2022 42.51&#9; (0.18)&#9; (10.37)&#9; (10.55)&#9; – (2.73) (2.73)&#9; 29.23 (26.50) 11,031 1.13 (d) – (0.51) 24.0 2021 33.85&#9; (0.25)&#9; 10.05 9.80 – (1.14) (1.14)&#9; 42.51 29.94 11,204 1.12 (d) – (0.70) 25.6 R-5 shares 2025 45.01&#9; (0.10)&#9; 7.44 7.34 – (2.06) (2.06)&#9; 50.29 16.61 36,076 0.82 (d) – (0.22) 20.9 2024 35.06&#9; (0.03)&#9; 9.98 9.95 – – – 45.01 28.38 25,653 0.82 (d) – (0.08) 14.7 2023 29.84&#9; (0.04)&#9; 5.46 5.42 – (0.20) (0.20)&#9; 35.06 18.29 12,616 0.83 (d) – (0.13) 10.0 2022 43.20&#9; (0.09)&#9; (10.54)&#9; (10.63)&#9; – (2.73) (2.73)&#9; 29.84 (26.25) 7,938 0.82 (d) – (0.25) 24.0 2021 34.29&#9; (0.14)&#9; 10.19 10.05 – (1.14) (1.14)&#9; 43.20 30.29 12,383 0.81 (d) – (0.39) 25.6 R-6 shares 2025 45.85&#9; 0.03 7.57 7.60 (0.05)&#9; (2.06)&#9; (2.11)&#9; 51.34 16.90 6,203,029 0.57 (d) – 0.06 20.9 2024 35.63&#9; 0.07 10.16 10.23 (0.01)&#9; – (0.01) 45.85 28.72 6,621,976 0.57 (d) – 0.18 14.7 2023 30.24&#9; 0.04 5.55 5.59 – (0.20) (0.20)&#9; 35.63 18.61 5,405,192 0.57 (d) – 0.13 10.0 2022 43.64&#9; 0.02 (10.69)&#9; (10.67)&#9; – (2.73) (2.73)&#9; 30.24 (26.08) (b) 4,932,871 0.56 (d) – 0.05 24.0 2021 34.54&#9; (0.05)&#9; 10.29 10.24 – (1.14) (1.14)&#9; 43.64 30.66 (b) 6,134,030 0.55 (d) – (0.14) 25.6 (a) Calculated based on average shares outstanding during the period. (b) Total return is calculated using the traded net asset value which may differ from the reported net asset value. The traded net asset value is the net asset value which a shareholder would have paid or received from a subscription or redemption. (c) Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable. (d) Subject to Manager's contractual expense limit. (e) Subject to Manager's contractual expense limit and/or Distributor's voluntary distribution fee limit. (f) Excludes expense reimbursement from Manager and/or Distributor. D-3

Financial Highlights (Continued)
Principal Funds, Inc.

Total Return	Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
16.50%(b),(c)	$1,310,277	0.92%(d)	–%	(0.31)%	20.9%
28.25 (c)	1,200,724	0.93 (d)	–	(0.18)	14.7
18.15 (c)	1,005,219	0.96 (d)	–	(0.27)	10.0
(26.35) (c)	850,509	0.94 (d)	–	(0.35)	24.0
30.18 (c)	1,123,747	0.91 (d)	–	(0.49)	25.6
15.63 (c)	333,921	1.67 (d)	–	(1.05)	20.9
27.35 (c)	338,963	1.66 (d)	–	(0.91)	14.7
17.24 (c)	288,734	1.68 (d)	–	(0.99)	10.0
(26.86) (c)	276,796	1.66 (d)	–	(1.08)	24.0
29.26 (c)	411,694	1.65 (d)	–	(1.23)	25.6
16.69 (c)	296,709	0.75 (e)	0.78 (f)	(0.14)	20.9
28.48 (c)	265,823	0.75 (e)	0.79 (f)	(0.01)	14.7
18.34 (c)	196,453	0.79 (e)	0.84 (f)	(0.10)	10.0
(26.23) (c)	156,338	0.77 (e)	0.82 (f)	(0.18)	24.0
30.38 (c)	221,942	0.77 (e)	0.83 (f)	(0.35)	25.6
16.81 (b)	3,344,686	0.66 (d)	–	(0.04)	20.9
28.61	3,198,677	0.66 (d)	–	0.08	14.7
18.45 (b)	2,555,465	0.66 (d)	–	0.03	10.0
(26.13) (b)	2,473,139	0.66 (d)	–	(0.06)	24.0
30.51	3,141,819	0.65 (d)	–	(0.23)	25.6
16.23	24,846	1.13 (d)	–	(0.56)	20.9
28.02	16,984	1.13 (d)	–	(0.39)	14.7
17.92	11,611	1.14 (d)	–	(0.44)	10.0
(26.50)	11,031	1.13 (d)	–	(0.51)	24.0
29.94	11,204	1.12 (d)	–	(0.70)	25.6
16.61	36,076	0.82 (d)	–	(0.22)	20.9
28.38	25,653	0.82 (d)	–	(0.08)	14.7
18.29	12,616	0.83 (d)	–	(0.13)	10.0
(26.25)	7,938	0.82 (d)	–	(0.25)	24.0
30.29	12,383	0.81 (d)	–	(0.39)	25.6
16.90	6,203,029	0.57 (d)	–	0.06	20.9
28.72	6,621,976	0.57 (d)	–	0.18	14.7
18.61	5,405,192	0.57 (d)	–	0.13	10.0
(26.08) (b)	4,932,871	0.56 (d)	–	0.05	24.0
30.66 (b)	6,134,030	0.55 (d)	–	(0.14)	25.6

(d) Subject to Manager's contractual expense limit.

(f) Excludes expense reimbursement from Manager and/or Distributor.

D-4

Financial Highlights (Continued) Principal Funds, Inc. Selected data for a share of Capital Stock outstanding throughout each year ended August 31 (except as noted): Net Asset Value, Beginning of Period Net Investment Income (Loss)(a) Net Realized and Unrealized Gain (Loss) on Investments Total From Investment Operations Dividends from Net Investment Income Distributions from Realized Gains Total Dividends and Distributions Net Asset Value, End of Period Total Return Net Assets, End of Period (in thousands) Ratio of Expenses to Average Net Assets Ratio of Gross Expenses to Average Net Assets Ratio of Net Investment Income to Average Net Assets Portfolio Turnover Rate BLUE CHIP FUND Class A shares 2025 $44.17 ($0.14) $7.28 $7.14 $– ($2.06) ($2.06) $49.25 16.50%(b),(c)&#9; $1,310,277&#9; 0.92%(d)&#9; –% (0.31)%&#9; 20.9% 2024 34.44 (0.07) 9.80 9.73 – – – 44.17 28.25 (c) 1,200,724&#9; 0.93 (d) –  (0.18)  14.7  2023 29.35 (0.08) 5.37 5.29 – (0.20) (0.20) 34.44 18.15 (c) 1,005,219&#9; 0.96 (d) –  (0.27)  10.0  2022 42.59 (0.12) (10.39) (10.51) – (2.73) (2.73) 29.35 (26.35) (c) 850,509&#9; 0.94 (d) –  (0.35)  24.0  2021 33.85 (0.18) 10.06 9.88 – (1.14) (1.14) 42.59 30.18 (c) 1,123,747&#9; 0.91 (d) –  (0.49)  25.6  Class C shares 2025 40.28 (0.43) 6.60 6.17 – (2.06) (2.06) 44.39 15.63 (c) 333,921&#9; 1.67 (d) –  (1.05)  20.9  2024 31.63 (0.33) 8.98 8.65 – – – 40.28 27.35 (c) 338,963&#9; 1.66 (d) –  (0.91)  14.7  2023 27.18 (0.27) 4.92 4.65 – (0.20) (0.20) 31.63 17.24 (c) 288,734&#9; 1.68 (d) –  (0.99)  10.0  2022 39.91 (0.35) (9.65) (10.00) – (2.73) (2.73) 27.18 (26.86) (c) 276,796&#9; 1.66 (d) –  (1.08)  24.0  2021 32.01 (0.42) 9.46 9.04 – (1.14) (1.14) 39.91 29.26 (c) 411,694&#9; 1.65 (d) –  (1.23)  25.6  Class J shares 2025 45.11 (0.07) 7.46 7.39 – (2.06) (2.06) 50.44 16.69 (c) 296,709&#9; 0.75 (e) 0.78 (f) (0.14)  20.9  2024 35.11 – 10.00 10.00 – – – 45.11 28.48 (c) 265,823&#9; 0.75 (e) 0.79 (f) (0.01)  14.7  2023 29.87 (0.03) 5.47 5.44 – (0.20) (0.20) 35.11 18.34 (c) 196,453&#9; 0.79 (e) 0.84 (f) (0.10)  10.0  2022 43.23 (0.07) (10.56) (10.63) – (2.73) (2.73) 29.87 (26.23) (c) 156,338&#9; 0.77 (e) 0.82 (f) (0.18)  24.0  2021 34.29 (0.13) 10.21 10.08 – (1.14) (1.14) 43.23 30.38 (c) 221,942&#9; 0.77 (e) 0.83 (f) (0.35)  25.6  Institutional shares 2025 45.58 (0.02) 7.53 7.51 (0.01) (2.06) (2.07) 51.02 16.81 (b) 3,344,686&#9; 0.66 (d) –  (0.04)  20.9  2024 35.44 0.03 10.11 10.14 – – – 45.58 28.61  3,198,677&#9; 0.66 (d) –  0.08  14.7  2023 30.11 0.01 5.52 5.53 – (0.20) (0.20) 35.44 18.45 (b) 2,555,465&#9; 0.66 (d) –  0.03  10.0  2022 43.51 (0.02) (10.65) (10.67) – (2.73) (2.73) 30.11 (26.13) (b) 2,473,139&#9; 0.66 (d) –  (0.06)  24.0  2021 34.47 (0.08) 10.26 10.18 – (1.14) (1.14) 43.51 30.51  3,141,819&#9; 0.65 (d) –  (0.23)  25.6  R-3 shares 2025 43.82 (0.25) 7.23 6.98 – (2.06) (2.06) 48.74 16.23  24,846&#9; 1.13 (d) –  (0.56)  20.9  2024 34.23 (0.15) 9.74 9.59 – – – 43.82 28.02  16,984&#9; 1.13 (d) –  (0.39)  14.7  2023 29.23 (0.13) 5.33 5.20 – (0.20) (0.20) 34.23 17.92  11,611&#9; 1.14 (d) –  (0.44)  10.0  2022 42.51 (0.18) (10.37) (10.55) – (2.73) (2.73) 29.23 (26.50)  11,031&#9; 1.13 (d) –  (0.51)  24.0  2021 33.85 (0.25) 10.05 9.80 – (1.14) (1.14) 42.51 29.94  11,204&#9; 1.12 (d) –  (0.70)  25.6  R-5 shares 2025 45.01 (0.10) 7.44 7.34 – (2.06) (2.06) 50.29 16.61  36,076&#9; 0.82 (d) –  (0.22)  20.9  2024 35.06 (0.03) 9.98 9.95 – – – 45.01 28.38  25,653&#9; 0.82 (d) –  (0.08)  14.7  2023 29.84 (0.04) 5.46 5.42 – (0.20) (0.20) 35.06 18.29  12,616&#9; 0.83 (d) –  (0.13)  10.0  2022 43.20 (0.09) (10.54) (10.63) – (2.73) (2.73) 29.84 (26.25)  7,938&#9; 0.82 (d) –  (0.25)  24.0  2021 34.29 (0.14) 10.19 10.05 – (1.14) (1.14) 43.20 30.29  12,383&#9; 0.81 (d) –  (0.39)  25.6  R-6 shares 2025 45.85 0.03 7.57 7.60 (0.05) (2.06) (2.11) 51.34 16.90  6,203,029&#9; 0.57 (d) –  0.06  20.9  2024 35.63 0.07 10.16 10.23 (0.01) – (0.01) 45.85 28.72  6,621,976&#9; 0.57 (d) –  0.18  14.7  2023 30.24 0.04 5.55 5.59 – (0.20) (0.20) 35.63 18.61  5,405,192&#9; 0.57 (d) –  0.13  10.0  2022 43.64 0.02 (10.69) (10.67) – (2.73) (2.73) 30.24 (26.08) (b) 4,932,871&#9; 0.56 (d) –  0.05  24.0  2021 34.54 (0.05) 10.29 10.24 – (1.14) (1.14) 43.64 30.66 (b) 6,134,030&#9; 0.55 (d) –  (0.14)  25.6  (a) Calculated based on average shares outstanding during the period. (b) Total return is calculated using the traded net asset value which may differ from the reported net asset value. The traded net asset value is the net asset value which a shareholder would have paid or received from a subscription or redemption. (c) Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable. (d) Subject to Manager's contractual expense limit. (e) Subject to Manager's contractual expense limit and/or Distributor's voluntary distribution fee limit. (f) Excludes expense reimbursement from Manager and/or Distributor. D-4

Financial Highlights
Principal Funds, Inc.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period
BOND MARKET INDEX FUND								
Class J shares								
2025	$8.54	$0.32	($0.11)	$0.21	($0.27)	$–	($0.27)	$8.48
2024	8.30	0.30	0.26	0.56	(0.32)	–	(0.32)	8.54
2023	8.56	0.26	(0.41)	(0.15)	(0.11)	–	(0.11)	8.30
2022	9.89	0.15	(1.32)	(1.17)	(0.13)	(0.03)	(0.16)	8.56
2021	11.79	0.15	(0.19)	(0.04)	(0.64)	(1.22)	(1.86)	9.89
Institutional shares								
2025	8.75	0.35	(0.10)	0.25	(0.30)	–	(0.30)	8.70
2024	8.51	0.33	0.26	0.59	(0.35)	–	(0.35)	8.75
2023	8.77	0.30	(0.42)	(0.12)	(0.14)	–	(0.14)	8.51
2022	10.12	0.18	(1.33)	(1.15)	(0.17)	(0.03)	(0.20)	8.77
2021	12.03	0.19	(0.20)	(0.01)	(0.68)	(1.22)	(1.90)	10.12
R-3 shares								
2025	8.53	0.29	(0.10)	0.19	(0.25)	–	(0.25)	8.47
2024	8.30	0.28	0.26	0.54	(0.31)	–	(0.31)	8.53
2023	8.55	0.24	(0.40)	(0.16)	(0.09)	–	(0.09)	8.30
2022	9.86	0.13	(1.31)	(1.18)	(0.10)	(0.03)	(0.13)	8.55
2021	11.78	0.12	(0.20)	(0.08)	(0.62)	(1.22)	(1.84)	9.86
R-5 shares								
2025	8.59	0.32	(0.11)	0.21	(0.28)	–	(0.28)	8.52
2024	8.36	0.30	0.26	0.56	(0.33)	–	(0.33)	8.59
2023	8.61	0.27	(0.40)	(0.13)	(0.12)	–	(0.12)	8.36
2022	9.94	0.16	(1.32)	(1.16)	(0.14)	(0.03)	(0.17)	8.61
2021	11.85	0.16	(0.20)	(0.04)	(0.65)	(1.22)	(1.87)	9.94

D-5

Financial Highlights Principal Funds, Inc. Selected data for a share of Capital Stock outstanding throughout each year ended August 31 (except as noted): Net Asset Value, Beginning of Period Net Investment Income (Loss)(a) Net Realized and Unrealized Gain (Loss) on Investments Total From Investment Operations Dividends from Net Investment Income Distributions from Realized Gains Total Dividends and Distributions Net Asset Value, End of Period Total Return Net Assets, End of Period (in thousands) Ratio of Expenses to Average Net Assets Ratio of Gross Expenses to Average Net Assets Ratio of Net Investment Income to Average Net Assets Portfolio Turnover Rate BOND MARKET INDEX FUND Class J shares 2025 $8.54&#9; $0.32&#9; ($0.11)&#9; $0.21 ($0.27)&#9; $– ($0.27)&#9; $8.48 2.64%(b) $37,437 0.43%(c) 0.44%(d) 3.78% 43.1% 2024 8.30&#9; 0.30&#9; 0.26 0.56 (0.32)&#9; – (0.32) 8.54 6.87 (b) 30,934 0.47 (c) 0.50 (d) 3.59 57.0 2023 8.56&#9; 0.26&#9; (0.41)&#9; (0.15)&#9; (0.11)&#9; – (0.11) 8.30 (1.79) (b) 29,452 0.55 (c) 0.59 (d) 3.08 89.7 2022 9.89&#9; 0.15&#9; (1.32)&#9; (1.17)&#9; (0.13)&#9; (0.03)&#9; (0.16)&#9; 8.56 (11.95) (b) 32,188 0.48 (c) 0.52 (d) 1.61 113.4 2021 11.79&#9; 0.15&#9; (0.19)&#9; (0.04)&#9; (0.64)&#9; (1.22)&#9; (1.86)&#9; 9.89 (0.44) (b) 36,254 0.48 (c) 0.52 (d) 1.42 161.7 Institutional shares 2025 8.75&#9; 0.35&#9; (0.10)&#9; 0.25 (0.30)&#9; – (0.30) 8.70 3.01 2,755,411 0.13 (e) – 4.09 43.1 2024 8.51&#9; 0.33&#9; 0.26 0.59 (0.35)&#9; – (0.35) 8.75 7.12 2,238,719 0.14 (e) – 3.92 57.0 2023 8.77&#9; 0.30&#9; (0.42)&#9; (0.12)&#9; (0.14)&#9; – (0.14) 8.51 (1.38) 2,434,617 0.14 (e) – 3.50 89.7 2022 10.12&#9; 0.18&#9; (1.33)&#9; (1.15)&#9; (0.17)&#9; (0.03)&#9; (0.20)&#9; 8.77 (11.58) 1,858,811 0.15 (e) – 1.97 113.4 2021 12.03&#9; 0.19&#9; (0.20)&#9; (0.01)&#9; (0.68)&#9; (1.22)&#9; (1.90)&#9; 10.12 (0.18) 831,018 0.14 (e) – 1.77 161.7 R-3 shares 2025 8.53&#9; 0.29&#9; (0.10)&#9; 0.19 (0.25)&#9; – (0.25) 8.47 2.37 8,123 0.70 (e) – 3.51 43.1 2024 8.30&#9; 0.28&#9; 0.26 0.54 (0.31)&#9; – (0.31) 8.53 6.55 8,756 0.70 (e) – 3.36 57.0 2023 8.55&#9; 0.24&#9; (0.40)&#9; (0.16)&#9; (0.09)&#9; – (0.09) 8.30 (2.02) (f) 8,995 0.70 (e) – 2.94 89.7 2022 9.86&#9; 0.13&#9; (1.31)&#9; (1.18)&#9; (0.10)&#9; (0.03)&#9; (0.13)&#9; 8.55 (11.99) (f) 8,056 0.71 (e) – 1.38 113.4 2021 11.78&#9; 0.12&#9; (0.20)&#9; (0.08)&#9; (0.62)&#9; (1.22)&#9; (1.84)&#9; 9.86 (0.84) 11,264 0.70 (e) – 1.18 161.7 R-5 shares 2025 8.59&#9; 0.32&#9; (0.11)&#9; 0.21 (0.28)&#9; – (0.28) 8.52 2.63 15,780 0.39 (e) – 3.82 43.1 2024 8.36&#9; 0.30&#9; 0.26 0.56 (0.33)&#9; – (0.33) 8.59 6.86 9,620 0.39 (e) – 3.66 57.0 2023 8.61&#9; 0.27&#9; (0.40)&#9; (0.13)&#9; (0.12)&#9; – (0.12) 8.36 (1.56) 9,718 0.39 (e) – 3.24 89.7 2022 9.94&#9; 0.16&#9; (1.32)&#9; (1.16)&#9; (0.14)&#9; (0.03)&#9; (0.17)&#9; 8.61 (11.84) 10,475 0.40 (e) – 1.68 113.4 2021 11.85&#9; 0.16&#9; (0.20)&#9; (0.04)&#9; (0.65)&#9; (1.22)&#9; (1.87)&#9; 9.94 (0.44) 14,572 0.39 (e) – 1.50 161.7 (a) Calculated based on average shares outstanding during the period. (b) Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable. (c) Subject to Manager's contractual expense limit and/or Distributor's voluntary distribution fee limit. (d) Excludes expense reimbursement from Manager and/or Distributor. (e) Subject to Manager's contractual expense limit. (f) Total return is calculated using the traded net asset value which may differ from the reported net asset value. The traded net asset value is the net asset value which a shareholder would have paid or received from a subscription or redemption. D-5

Financial Highlights (Continued)
Principal Funds, Inc.

Total Return	Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
2.64%(b)	$37,437	0.43%(c)	0.44%(d)	3.78%	43.1%
6.87 (b)	30,934	0.47 (c)	0.50 (d)	3.59	57.0
(1.79) (b)	29,452	0.55 (c)	0.59 (d)	3.08	89.7
(11.95) (b)	32,188	0.48 (c)	0.52 (d)	1.61	113.4
(0.44) (b)	36,254	0.48 (c)	0.52 (d)	1.42	161.7
3.01	2,755,411	0.13 (e)	–	4.09	43.1
7.12	2,238,719	0.14 (e)	–	3.92	57.0
(1.38)	2,434,617	0.14 (e)	–	3.50	89.7
(11.58)	1,858,811	0.15 (e)	–	1.97	113.4
(0.18)	831,018	0.14 (e)	–	1.77	161.7
2.37	8,123	0.70 (e)	–	3.51	43.1
6.55	8,756	0.70 (e)	–	3.36	57.0
(2.02) (f)	8,995	0.70 (e)	–	2.94	89.7
(11.99) (f)	8,056	0.71 (e)	–	1.38	113.4
(0.84)	11,264	0.70 (e)	–	1.18	161.7
2.63	15,780	0.39 (e)	–	3.82	43.1
6.86	9,620	0.39 (e)	–	3.66	57.0
(1.56)	9,718	0.39 (e)	–	3.24	89.7
(11.84)	10,475	0.40 (e)	–	1.68	113.4
(0.44)	14,572	0.39 (e)	–	1.50	161.7

(d) Excludes expense reimbursement from Manager and/or Distributor.

(e) Subject to Manager's contractual expense limit.

D-6

Financial Highlights (Continued) Principal Funds, Inc. Selected data for a share of Capital Stock outstanding throughout each year ended August 31 (except as noted): Net Asset Value, Beginning of Period Net Investment Income (Loss)(a) Net Realized and Unrealized Gain (Loss) on Investments Total From Investment Operations Dividends from Net Investment Income Distributions from Realized Gains Total Dividends and Distributions Net Asset Value, End of Period Total Return Net Assets, End of Period (in thousands) Ratio of Expenses to Average Net Assets Ratio of Gross Expenses to Average Net Assets Ratio of Net Investment Income to Average Net Assets Portfolio Turnover Rate BOND MARKET INDEX FUND Class J shares 2025 $8.54 $0.32 ($0.11) $0.21 ($0.27) $– ($0.27) $8.48 2.64%(b) $37,437&#9; 0.43%(c)&#9; 0.44%(d)&#9; 3.78%&#9; 43.1% 2024 8.30 0.30 0.26 0.56 (0.32) – (0.32) 8.54 6.87 (b) 30,934&#9; 0.47 (c) 0.50 (d) 3.59  57.0  2023 8.56 0.26 (0.41) (0.15) (0.11) – (0.11) 8.30 (1.79) (b) 29,452&#9; 0.55 (c) 0.59 (d) 3.08  89.7  2022 9.89 0.15 (1.32) (1.17) (0.13) (0.03) (0.16) 8.56 (11.95) (b) 32,188&#9; 0.48 (c) 0.52 (d) 1.61  113.4  2021 11.79 0.15 (0.19) (0.04) (0.64) (1.22) (1.86) 9.89 (0.44) (b) 36,254&#9; 0.48 (c) 0.52 (d) 1.42  161.7  Institutional shares 2025 8.75 0.35 (0.10) 0.25 (0.30) – (0.30) 8.70 3.01  2,755,411&#9; 0.13 (e) –  4.09  43.1  2024 8.51 0.33 0.26 0.59 (0.35) – (0.35) 8.75 7.12  2,238,719&#9; 0.14 (e) –  3.92  57.0  2023 8.77 0.30 (0.42) (0.12) (0.14) – (0.14) 8.51 (1.38)  2,434,617&#9; 0.14 (e) –  3.50  89.7  2022 10.12 0.18 (1.33) (1.15) (0.17) (0.03) (0.20) 8.77 (11.58)  1,858,811&#9; 0.15 (e) –  1.97  113.4  2021 12.03 0.19 (0.20) (0.01) (0.68) (1.22) (1.90) 10.12 (0.18)  831,018&#9; 0.14 (e) –  1.77  161.7  R-3 shares 2025 8.53 0.29 (0.10) 0.19 (0.25) – (0.25) 8.47 2.37  8,123&#9; 0.70 (e) –  3.51  43.1  2024 8.30 0.28 0.26 0.54 (0.31) – (0.31) 8.53 6.55  8,756&#9; 0.70 (e) –  3.36  57.0  2023 8.55 0.24 (0.40) (0.16) (0.09) – (0.09) 8.30 (2.02) (f) 8,995&#9; 0.70 (e) –  2.94  89.7  2022 9.86 0.13 (1.31) (1.18) (0.10) (0.03) (0.13) 8.55 (11.99) (f) 8,056&#9; 0.71 (e) –  1.38  113.4  2021 11.78 0.12 (0.20) (0.08) (0.62) (1.22) (1.84) 9.86 (0.84)  11,264&#9; 0.70 (e) –  1.18  161.7  R-5 shares 2025 8.59 0.32 (0.11) 0.21 (0.28) – (0.28) 8.52 2.63  15,780&#9; 0.39 (e) –  3.82  43.1  2024 8.36 0.30 0.26 0.56 (0.33) – (0.33) 8.59 6.86  9,620&#9; 0.39 (e) –  3.66  57.0  2023 8.61 0.27 (0.40) (0.13) (0.12) – (0.12) 8.36 (1.56)  9,718&#9; 0.39 (e) –  3.24  89.7  2022 9.94 0.16 (1.32) (1.16) (0.14) (0.03) (0.17) 8.61 (11.84)  10,475&#9; 0.40 (e) –  1.68  113.4  2021 11.85 0.16 (0.20) (0.04) (0.65) (1.22) (1.87) 9.94 (0.44)  14,572&#9; 0.39 (e) –  1.50  161.7  (a) Calculated based on average shares outstanding during the period. (b) Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable. (c) Subject to Manager's contractual expense limit and/or Distributor's voluntary distribution fee limit. (d) Excludes expense reimbursement from Manager and/or Distributor. (e) Subject to Manager's contractual expense limit. (f) Total return is calculated using the traded net asset value which may differ from the reported net asset value. The traded net asset value is the net asset value which a shareholder would have paid or received from a subscription or redemption. D-6

Financial Highlights Principal Funds, Inc. Selected data for a share of Capital Stock outstanding throughout each year ended August 31 (except as noted): Net Asset Value, Beginning of Period Net Investment Income (Loss)(a) Net Realized and Unrealized Gain (Loss) on Investments Total From Investment Operations Dividends from Net Investment Income Total Dividends and Distributions Net Asset Value, End of Period Total Return Net Assets, End of Period (in thousands) Ratio of Expenses to Average Net Assets Ratio of Net Investment Income to Average Net Assets Portfolio Turnover Rate CAPITAL SECURITIES FUND Class S shares 2025 $9.41&#9; $0.51&#9; $0.27 $0.78 ($0.56)&#9; ($0.56)&#9; $9.63 8.51% $1,074,740 0.00%(b) 5.37% 19.4% 2024 8.63&#9; 0.48&#9; 0.82 1.30 (0.52)&#9; (0.52)&#9; 9.41 15.53 1,201,579 0.00 (b) 5.38 18.7 2023 9.20&#9; 0.47&#9; (0.53)&#9; (0.06)&#9; (0.51)&#9; (0.51)&#9; 8.63 (0.52) 1,041,534 0.00 (b) 5.34 14.7 2022 10.76&#9; 0.44&#9; (1.52)&#9; (1.08)&#9; (0.48)&#9; (0.48)&#9; 9.20 (10.24) 1,143,647 0.00 (b) 4.40 14.0 2021 10.36&#9; 0.46&#9; 0.43 0.89 (0.49)&#9; (0.49)&#9; 10.76 8.77 1,167,754 0.00 (b) 4.34 14.2 (a) Calculated based on average shares outstanding during the period. (b) Subject to Manager's contractual expense limit. D-7

Financial Highlights (Continued) Principal Funds, Inc. Selected data for a share of Capital Stock outstanding throughout each year ended August 31 (except as noted): Net Asset Value, Beginning of Period Net Investment Income (Loss)(a) Net Realized and Unrealized Gain (Loss) on Investments Total From Investment Operations Dividends from Net Investment Income Total Dividends and Distributions Net Asset Value, End of Period Total Return Net Assets, End of Period (in thousands) Ratio of Expenses to Average Net Assets Ratio of Net Investment Income to Average Net Assets Portfolio Turnover Rate CAPITAL SECURITIES FUND Class S shares 2025 $9.41 $0.51 $0.27 $0.78 ($0.56) ($0.56) $9.63 8.51% $1,074,740&#9; 0.00%(b)&#9; 5.37%&#9; 19.4% 2024 8.63 0.48 0.82 1.30 (0.52) (0.52) 9.41 15.53  1,201,579&#9; 0.00 (b) 5.38  18.7  2023 9.20 0.47 (0.53) (0.06) (0.51) (0.51) 8.63 (0.52)  1,041,534&#9; 0.00 (b) 5.34  14.7  2022 10.76 0.44 (1.52) (1.08) (0.48) (0.48) 9.20 (10.24)  1,143,647&#9; 0.00 (b) 4.40  14.0  2021 10.36 0.46 0.43 0.89 (0.49) (0.49) 10.76 8.77  1,167,754&#9; 0.00 (b) 4.34  14.2  (a) Calculated based on average shares outstanding during the period. (b) Subject to Manager's contractual expense limit. D-8

Financial Highlights
Principal Funds, Inc.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period
DIVERSIFIED REAL ASSET FUND[b]								
Class A shares								
2025	$11.62	$0.29	$0.42	$0.71	($0.21)	$–	($0.21)	$12.12
2024	10.88	0.31	0.68	0.99	(0.25)	–	(0.25)	11.62
2023	12.73	0.28	(0.75)	(0.47)	(0.69)	(0.69)	(1.38)	10.88
2022	13.53	0.31	(0.18)	0.13	(0.77)	(0.16)	(0.93)	12.73
2021	11.13	0.22	2.20	2.42	(0.02)	–	(0.02)	13.53
Institutional shares								
2025	11.60	0.33	0.42	0.75	(0.25)	–	(0.25)	12.10
2024	10.87	0.35	0.68	1.03	(0.30)	–	(0.30)	11.60
2023	12.73	0.33	(0.76)	(0.43)	(0.74)	(0.69)	(1.43)	10.87
2022	13.54	0.35	(0.17)	0.18	(0.83)	(0.16)	(0.99)	12.73
2021	11.14	0.24	2.22	2.46	(0.06)	–	(0.06)	13.54
R-3 shares								
2025	11.48	0.28	0.40	0.68	(0.15)	–	(0.15)	12.01
2024	10.79	0.31	0.62	0.93	(0.24)	–	(0.24)	11.48
2023	12.65	0.28	(0.77)	(0.49)	(0.68)	(0.69)	(1.37)	10.79
2022	13.43	0.27	(0.15)	0.12	(0.74)	(0.16)	(0.90)	12.65
2021	11.07	0.18	2.20	2.38	(0.02)	–	(0.02)	13.43
R-6 shares								
2025	11.60	0.33	0.43	0.76	(0.26)	–	(0.26)	12.10
2024	10.86	0.36	0.68	1.04	(0.30)	–	(0.30)	11.60
2023	12.72	0.33	(0.75)	(0.42)	(0.75)	(0.69)	(1.44)	10.86
2022	13.53	0.35	(0.16)	0.19	(0.84)	(0.16)	(1.00)	12.72
2021	11.14	0.28	2.18	2.46	(0.07)	–	(0.07)	13.53

D-9

Financial Highlights Principal Funds, Inc. Selected data for a share of Capital Stock outstanding throughout each year ended August 31 (except as noted): Net Asset Value, Beginning of Period Net Investment Income (Loss)(a) Net Realized and Unrealized Gain (Loss) on Investments Total From Investment Operations Dividends from Net Investment Income Distributions from Realized Gains Total Dividends and Distributions Net Asset Value, End of Period Total Return Net Assets, End of Period (in thousands) Ratio of Expenses to Average Net Assets Ratio of Net Investment Income to Average Net Assets Portfolio Turnover Rate DIVERSIFIED REAL ASSET FUND(b) Class A shares 2025 $11.62&#9; $0.29&#9; $0.42 $0.71 ($0.21)&#9; $– ($0.21)&#9; $12.12 6.18%(c) $44,013 1.20%(d),(e) 2.50% 85.9% 2024 10.88&#9; 0.31&#9; 0.68 0.99 (0.25)&#9; – (0.25) 11.62 9.27 (c) 49,508 1.20 (d) 2.81 84.0 2023 12.73&#9; 0.28&#9; (0.75)&#9; (0.47)&#9; (0.69)&#9; (0.69)&#9; (1.38)&#9; 10.88 (3.63) (c) 73,729 1.20 (d) 2.46 72.4 2022 13.53&#9; 0.31&#9; (0.18)&#9; 0.13 (0.77)&#9; (0.16)&#9; (0.93)&#9; 12.73 0.95 (c) 150,176 1.20 (d) 2.34 90.9 2021 11.13&#9; 0.22&#9; 2.20 2.42 (0.02)&#9; – (0.02) 13.53 21.79 (c) 83,941 1.20 (d) 1.74 70.0 Institutional shares 2025 11.60&#9; 0.33&#9; 0.42 0.75 (0.25)&#9; – (0.25) 12.10 6.59 1,314,610 0.84 (d),(e) 2.85 85.9 2024 10.87&#9; 0.35&#9; 0.68 1.03 (0.30)&#9; – (0.30) 11.60 9.61 1,517,536 0.83 (d) 3.20 84.0 2023 12.73&#9; 0.33&#9; (0.76)&#9; (0.43)&#9; (0.74)&#9; (0.69)&#9; (1.43)&#9; 10.87 (3.32) 2,002,048 0.83 (d) 2.93 72.4 2022 13.54&#9; 0.35&#9; (0.17)&#9; 0.18 (0.83)&#9; (0.16)&#9; (0.99)&#9; 12.73 1.35 2,624,597 0.83 (d) 2.61 90.9 2021 11.14&#9; 0.24&#9; 2.22 2.46 (0.06)&#9; – (0.06) 13.54 22.18 2,086,484 0.83 (d) 1.97 70.0 R-3 shares 2025 11.48&#9; 0.28&#9; 0.40 0.68 (0.15)&#9; – (0.15) 12.01 5.99 20 1.36 (e) 2.40 85.9 2024 10.79&#9; 0.31&#9; 0.62 0.93 (0.24)&#9; – (0.24) 11.48 8.76 23 1.35 2.90 84.0 2023 12.65&#9; 0.28&#9; (0.77)&#9; (0.49)&#9; (0.68)&#9; (0.69)&#9; (1.37)&#9; 10.79 (3.83) 271 1.34 (d) 2.47 72.4 2022 13.43&#9; 0.27&#9; (0.15)&#9; 0.12 (0.74)&#9; (0.16)&#9; (0.90)&#9; 12.65 0.89 274 1.33 (d) 2.06 90.9 2021 11.07&#9; 0.18&#9; 2.20 2.38 (0.02)&#9; – (0.02) 13.43 21.47 225 1.34 (d) 1.49 70.0 R-6 shares 2025 11.60&#9; 0.33&#9; 0.43 0.76 (0.26)&#9; – (0.26) 12.10 6.64 1,086,421 0.79 (d),(e) 2.89 85.9 2024 10.86&#9; 0.36&#9; 0.68 1.04 (0.30)&#9; – (0.30) 11.60 9.78 1,550,184 0.78 (d) 3.27 84.0 2023 12.72&#9; 0.33&#9; (0.75)&#9; (0.42)&#9; (0.75)&#9; (0.69)&#9; (1.44)&#9; 10.86 (3.26) 1,416,444 0.77 (d) 2.96 72.4 2022 13.53&#9; 0.35&#9; (0.16)&#9; 0.19 (0.84)&#9; (0.16)&#9; (1.00)&#9; 12.72 1.45 1,853,422 0.77 (d) 2.61 90.9 2021 11.14&#9; 0.28&#9; 2.18 2.46 (0.07)&#9; – (0.07) 13.53 22.14 2,213,151 0.78 (d) 2.22 70.0 (a) Calculated based on average shares outstanding during the period. (b) Consolidated financial statement; see "Basis for Consolidation" in Notes to Financial Statements. (c) Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable. (d) Subject to Manager's contractual expense limit. (e) Includes 0.01% of expenses associated with the reclaim of foreign taxes paid. The expense is not subject to the Manager's contractual expense limit. D-9

Financial Highlights (Continued) Principal Funds, Inc. Selected data for a share of Capital Stock outstanding throughout each year ended August 31 (except as noted): Net Asset Value, Beginning of Period Net Investment Income (Loss)(a) Net Realized and Unrealized Gain (Loss) on Investments Total From Investment Operations Dividends from Net Investment Income Distributions from Realized Gains Total Dividends and Distributions Net Asset Value, End of Period Total Return Net Assets, End of Period (in thousands) Ratio of Expenses to Average Net Assets Ratio of Net Investment Income to Average Net Assets Portfolio Turnover Rate DIVERSIFIED REAL ASSET FUND(b) Class A shares 2025 $11.62 $0.29 $0.42 $0.71 ($0.21) $– ($0.21) $12.12 6.18%(c) $44,013&#9; 1.20%(d),(e)&#9; 2.50%&#9; 85.9% 2024 10.88 0.31 0.68 0.99 (0.25) – (0.25) 11.62 9.27 (c) 49,508&#9; 1.20 (d) 2.81  84.0  2023 12.73 0.28 (0.75) (0.47) (0.69) (0.69) (1.38) 10.88 (3.63) (c) 73,729&#9; 1.20 (d) 2.46  72.4  2022 13.53 0.31 (0.18) 0.13 (0.77) (0.16) (0.93) 12.73 0.95 (c) 150,176&#9; 1.20 (d) 2.34  90.9  2021 11.13 0.22 2.20 2.42 (0.02) – (0.02) 13.53 21.79 (c) 83,941&#9; 1.20 (d) 1.74  70.0  Institutional shares 2025 11.60 0.33 0.42 0.75 (0.25) – (0.25) 12.10 6.59  1,314,610&#9; 0.84 (d),(e) 2.85  85.9  2024 10.87 0.35 0.68 1.03 (0.30) – (0.30) 11.60 9.61  1,517,536&#9; 0.83 (d) 3.20  84.0  2023 12.73 0.33 (0.76) (0.43) (0.74) (0.69) (1.43) 10.87 (3.32)  2,002,048&#9; 0.83 (d) 2.93  72.4  2022 13.54 0.35 (0.17) 0.18 (0.83) (0.16) (0.99) 12.73 1.35  2,624,597&#9; 0.83 (d) 2.61  90.9  2021 11.14 0.24 2.22 2.46 (0.06) – (0.06) 13.54 22.18  2,086,484&#9; 0.83 (d) 1.97  70.0  R-3 shares 2025 11.48 0.28 0.40 0.68 (0.15) – (0.15) 12.01 5.99  20&#9; 1.36 (e) 2.40  85.9  2024 10.79 0.31 0.62 0.93 (0.24) – (0.24) 11.48 8.76  23&#9; 1.35  2.90  84.0  2023 12.65 0.28 (0.77) (0.49) (0.68) (0.69) (1.37) 10.79 (3.83)  271&#9; 1.34 (d) 2.47  72.4  2022 13.43 0.27 (0.15) 0.12 (0.74) (0.16) (0.90) 12.65 0.89  274&#9; 1.33 (d) 2.06  90.9  2021 11.07 0.18 2.20 2.38 (0.02) – (0.02) 13.43 21.47  225&#9; 1.34 (d) 1.49  70.0  R-6 shares 2025 11.60 0.33 0.43 0.76 (0.26) – (0.26) 12.10 6.64  1,086,421&#9; 0.79 (d),(e) 2.89  85.9  2024 10.86 0.36 0.68 1.04 (0.30) – (0.30) 11.60 9.78  1,550,184&#9; 0.78 (d) 3.27  84.0  2023 12.72 0.33 (0.75) (0.42) (0.75) (0.69) (1.44) 10.86 (3.26)  1,416,444&#9; 0.77 (d) 2.96  72.4  2022 13.53 0.35 (0.16) 0.19 (0.84) (0.16) (1.00) 12.72 1.45  1,853,422&#9; 0.77 (d) 2.61  90.9  2021 11.14 0.28 2.18 2.46 (0.07) – (0.07) 13.53 22.14  2,213,151&#9; 0.78 (d) 2.22  70.0  (a) Calculated based on average shares outstanding during the period. (b) Consolidated financial statement; see "Basis for Consolidation" in Notes to Financial Statements. (c) Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable. (d) Subject to Manager's contractual expense limit. (e) Includes 0.01% of expenses associated with the reclaim of foreign taxes paid. The expense is not subject to the Manager's contractual expense limit. D-10

Financial Highlights Principal Funds, Inc. Selected data for a share of Capital Stock outstanding throughout each year ended August 31 (except as noted): Net Asset Value, Beginning of Period Net Investment Income (Loss)(a) Net Realized and Unrealized Gain (Loss) on Investments Total From Investment Operations Dividends from Net Investment Income Distributions from Realized Gains Total Dividends and Distributions Net Asset Value, End of Period Total Return Net Assets, End of Period (in thousands) Ratio of Expenses to Average Net Assets Ratio of Net Investment Income to Average Net Assets Portfolio Turnover Rate GLOBAL LISTED INFRASTRUCTURE FUND(c) Institutional shares 2025 $11.35&#9; $0.23&#9; $0.63&#9; $0.86&#9; ($0.27)&#9; ($0.34)&#9; ($0.61)&#9; $11.60 8.28% $123,464 0.74%(b) 1.98% 36.7% 2024 10.40&#9; 0.29&#9; 1.46&#9; 1.75&#9; (0.29)&#9; (0.51)&#9; (0.80)&#9; 11.35 17.62 19,595 0.88 (b) 2.83 39.8 2023(d) 10.00&#9; 0.29&#9; 0.24&#9; 0.53&#9; (0.08)&#9; (0.05)&#9; (0.13)&#9; 10.40 5.26 (e) 16,009 0.88 (b),(f) 2.84 (f) 46.3 (f) (a) Calculated based on average shares outstanding during the period. (b) Subject to Manager's contractual expense limit. (c) Effective June 20, 2025, Global Sustainable Listed Infrastructure Fund changed its name to Global Listed Infrastructure Fund. (d) Period from September 22, 2022, date operations commenced, through August 31, 2023. (e) Total return amounts have not been annualized. (f) Computed on an annualized basis. D-11

Financial Highlights (Continued) Principal Funds, Inc. Selected data for a share of Capital Stock outstanding throughout each year ended August 31 (except as noted): Net Asset Value, Beginning of Period Net Investment Income (Loss)(a) Net Realized and Unrealized Gain (Loss) on Investments Total From Investment Operations Dividends from Net Investment Income Distributions from Realized Gains Total Dividends and Distributions Net Asset Value, End of Period Total Return Net Assets, End of Period (in thousands) Ratio of Expenses to Average Net Assets Ratio of Net Investment Income to Average Net Assets Portfolio Turnover Rate GLOBAL LISTED INFRASTRUCTURE FUND(c) Institutional shares 2025 $11.35 $0.23 $0.63 $0.86 ($0.27) ($0.34) ($0.61) $11.60 8.28% $123,464&#9; 0.74%(b) 1.98% 36.7% 2024 10.40 0.29 1.46 1.75 (0.29) (0.51) (0.80) 11.35 17.62  19,595&#9; 0.88 (b) 2.83  39.8  2023(d) 10.00 0.29 0.24 0.53 (0.08) (0.05) (0.13) 10.40 5.26 (e) 16,009&#9; 0.88 (b),(f) 2.84 (f) 46.3 (f) (a) Calculated based on average shares outstanding during the period. (b) Subject to Manager's contractual expense limit. (c) Effective June 20, 2025, Global Sustainable Listed Infrastructure Fund changed its name to Global Listed Infrastructure Fund. (d) Period from September 22, 2022, date operations commenced, through August 31, 2023. (e) Total return amounts have not been annualized. (f) Computed on an annualized basis. D-12

Financial Highlights
Principal Funds, Inc.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period
GLOBAL MULTI-STRATEGY FUND[(b)]								
Class A shares								
2025	$10.92	$0.28	$0.46	$0.74	($0.13)	$–	($0.13)	$11.53
2024	10.36	0.34	0.53	0.87	(0.31)	–	(0.31)	10.92
2023	11.06	0.22	0.25	0.47	(0.59)	(0.58)	(1.17)	10.36
2022	11.77	0.05	(0.35)	(0.30)	(0.02)	(0.39)	(0.41)	11.06
2021	10.95	0.03	0.93	0.96	(0.14)	–	(0.14)	11.77
Institutional shares								
2025	11.13	0.32	0.48	0.80	(0.18)	–	(0.18)	11.75
2024	10.56	0.39	0.54	0.93	(0.36)	–	(0.36)	11.13
2023	11.24	0.28	0.26	0.54	(0.64)	(0.58)	(1.22)	10.56
2022	11.96	0.11	(0.37)	(0.26)	(0.07)	(0.39)	(0.46)	11.24
2021	11.12	0.10	0.93	1.03	(0.19)	–	(0.19)	11.96
R-6 shares								
2025	11.14	0.34	0.47	0.81	(0.18)	–	(0.18)	11.77
2024	10.57	0.38	0.55	0.93	(0.36)	–	(0.36)	11.14
2023	11.25	0.28	0.26	0.54	(0.64)	(0.58)	(1.22)	10.57
2022	11.96	0.10	(0.35)	(0.25)	(0.07)	(0.39)	(0.46)	11.25
2021	11.12	0.10	0.93	1.03	(0.19)	–	(0.19)	11.96

D-13

Financial Highlights Principal Funds, Inc. Selected data for a share of Capital Stock outstanding throughout each year ended August 31 (except as noted): Net Asset Value, Beginning of Period Net Investment Income (Loss)(a) Net Realized and Unrealized Gain (Loss) on Investments Total From Investment Operations Dividends from Net Investment Income Distributions from Realized Gains Total Dividends and Distributions Net Asset Value, End of Period Total Return Net Assets, End of Period (in thousands) Ratio of Expenses to Average Net Assets Ratio of Expenses to Average Net Assets (Excluding Dividends and Interest Expense on Short Sales, Short Sale Fees and Reverse Repurchase Agreement Expense) Ratio of Net Investment Income to Average Net Assets Portfolio Turnover Rate GLOBAL MULTI-STRATEGY FUND(b) Class A shares 2025 $10.92&#9; $0.28&#9; $0.46 $0.74 ($0.13)&#9; $– ($0.13)&#9; $11.53 6.87%(c) $33,588 1.78% 1.75%(d) 2.53% 138.7% 2024 10.36&#9; 0.34&#9; 0.53 0.87 (0.31)&#9; – (0.31) 10.92 8.65 (c) 35,790 2.04 (e) 1.89 (d),(e) 3.20 146.9 2023 11.06&#9; 0.22&#9; 0.25 0.47 (0.59)&#9; (0.58)&#9; (1.17)&#9; 10.36 4.79 (c) 38,521 2.27 (f) 2.04 (d),(f) 2.13 147.0 2022 11.77&#9; 0.05&#9; (0.35)&#9; (0.30)&#9; (0.02)&#9; (0.39)&#9; (0.41)&#9; 11.06 (2.60) (c) 38,252 2.41 (f) 2.08 (d),(f) 0.47 123.2 2021 10.95&#9; 0.03&#9; 0.93 0.96 (0.14)&#9; – (0.14) 11.77 8.71 (c),(g) 39,485 2.60 (f) 2.12 (d),(f) 0.30 289.8 Institutional shares 2025 11.13&#9; 0.32&#9; 0.48 0.80 (0.18)&#9; – (0.18) 11.75 7.29 265,373 1.44 (f) 1.41 (d),(f) 2.87 138.7 2024 10.56&#9; 0.39&#9; 0.54 0.93 (0.36)&#9; – (0.36) 11.13 9.09 256,208 1.61 (e),(f) 1.46 (d),(e),(f) 3.67 146.9 2023 11.24&#9; 0.28&#9; 0.26 0.54 (0.64)&#9; (0.58)&#9; (1.22)&#9; 10.56 5.35 343,287 1.77 (f) 1.54 (d),(f) 2.63 147.0 2022 11.96&#9; 0.11&#9; (0.37)&#9; (0.26)&#9; (0.07)&#9; (0.39)&#9; (0.46)&#9; 11.24 (2.19) 364,886 1.96 (f) 1.63 (d),(f) 0.92 123.2 2021 11.12&#9; 0.10&#9; 0.93 1.03 (0.19)&#9; – (0.19) 11.96 9.27 (g) 351,188 2.16 (f) 1.63 (d),(f) 0.89 289.8 R-6 shares 2025 11.14&#9; 0.34&#9; 0.47 0.81 (0.18)&#9; – (0.18) 11.77 7.37 130,591 1.33 (f) 1.30 (d),(f) 2.98 138.7 2024 10.57&#9; 0.38&#9; 0.55 0.93 (0.36)&#9; – (0.36) 11.14 9.08 122,722 1.56 (e),(f) 1.41 (d),(e),(f) 3.54 146.9 2023 11.25&#9; 0.28&#9; 0.26 0.54 (0.64)&#9; (0.58)&#9; (1.22)&#9; 10.57 5.35 69,004 1.74 (f) 1.51 (d),(f) 2.65 147.0 2022 11.96&#9; 0.10&#9; (0.35)&#9; (0.25)&#9; (0.07)&#9; (0.39)&#9; (0.46)&#9; 11.25 (2.10) 76,481 1.91 (f) 1.58 (d),(f) 0.88 123.2 2021 11.12&#9; 0.10&#9; 0.93 1.03 (0.19)&#9; – (0.19) 11.96 9.37 173,029 2.08 (f) 1.58 (d),(f) 0.89 289.8 (a) Calculated based on average shares outstanding during the period. (b) Consolidated financial statement; see "Basis for Consolidation" in Notes to Financial Statements. (c) Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable. (d) Excludes dividends and interest expense on short sales and short sale fees and reverse repurchase agreement expense. See "Operating Policies" in notes to financial statements. (e) Includes 0.01% of expenses associated with the reclaim of foreign taxes paid. The expense is not subject to the Manager's contractual expense limit. (f) Subject to Manager's contractual expense limit. (g) Total return is calculated using the traded net asset value which may differ from the reported net asset value. The traded net asset value is the net asset value which a shareholder would have paid or received from a subscription or redemption. D-13

Financial Highlights (Continued) Principal Funds, Inc. Selected data for a share of Capital Stock outstanding throughout each year ended August 31 (except as noted): Net Asset Value, Beginning of Period Net Investment Income (Loss)(a) Net Realized and Unrealized Gain (Loss) on Investments Total From Investment Operations Dividends from Net Investment Income Distributions from Realized Gains Total Dividends and Distributions Net Asset Value, End of Period Total Return Net Assets, End of Period (in thousands) Ratio of Expenses to Average Net Assets Ratio of Expenses to Average Net Assets (Excluding Dividends and Interest Expense on Short Sales, Short Sale Fees and Reverse Repurchase Agreement Expense) Ratio of Net Investment Income to Average Net Assets Portfolio Turnover Rate GLOBAL MULTI-STRATEGY FUND(b) Class A shares 2025 $10.92 $0.28 $0.46 $0.74 ($0.13) $– ($0.13) $11.53 6.87%(c) $33,588&#9; 1.78% 1.75%(d) 2.53%&#9; 138.7% 2024 10.36 0.34 0.53 0.87 (0.31) – (0.31) 10.92 8.65 (c) 35,790&#9; 2.04 (e) 1.89 (d),(e) 3.20  146.9  2023 11.06 0.22 0.25 0.47 (0.59) (0.58) (1.17) 10.36 4.79 (c) 38,521&#9; 2.27 (f) 2.04 (d),(f) 2.13  147.0  2022 11.77 0.05 (0.35) (0.30) (0.02) (0.39) (0.41) 11.06 (2.60) (c) 38,252&#9; 2.41 (f) 2.08 (d),(f) 0.47  123.2  2021 10.95 0.03 0.93 0.96 (0.14) – (0.14) 11.77 8.71 (c),(g) 39,485&#9; 2.60 (f) 2.12 (d),(f) 0.30  289.8  Institutional shares 2025 11.13 0.32 0.48 0.80 (0.18) – (0.18) 11.75 7.29  265,373&#9; 1.44 (f) 1.41 (d),(f) 2.87  138.7  2024 10.56 0.39 0.54 0.93 (0.36) – (0.36) 11.13 9.09  256,208&#9; 1.61 (e),(f) 1.46 (d),(e),(f) 3.67  146.9  2023 11.24 0.28 0.26 0.54 (0.64) (0.58) (1.22) 10.56 5.35  343,287&#9; 1.77 (f) 1.54 (d),(f) 2.63  147.0  2022 11.96 0.11 (0.37) (0.26) (0.07) (0.39) (0.46) 11.24 (2.19)  364,886&#9; 1.96 (f) 1.63 (d),(f) 0.92  123.2  2021 11.12 0.10 0.93 1.03 (0.19) – (0.19) 11.96 9.27 (g) 351,188&#9; 2.16 (f) 1.63 (d),(f) 0.89  289.8  R-6 shares 2025 11.14 0.34 0.47 0.81 (0.18) – (0.18) 11.77 7.37  130,591&#9; 1.33 (f) 1.30 (d),(f) 2.98  138.7  2024 10.57 0.38 0.55 0.93 (0.36) – (0.36) 11.14 9.08  122,722&#9; 1.56 (e),(f) 1.41 (d),(e),(f) 3.54  146.9  2023 11.25 0.28 0.26 0.54 (0.64) (0.58) (1.22) 10.57 5.35  69,004&#9; 1.74 (f) 1.51 (d),(f) 2.65  147.0  2022 11.96 0.10 (0.35) (0.25) (0.07) (0.39) (0.46) 11.25 (2.10)  76,481&#9; 1.91 (f) 1.58 (d),(f) 0.88  123.2  2021 11.12 0.10 0.93 1.03 (0.19) – (0.19) 11.96 9.37  173,029&#9; 2.08 (f) 1.58 (d),(f) 0.89  289.8  (a) Calculated based on average shares outstanding during the period. (b) Consolidated financial statement; see "Basis for Consolidation" in Notes to Financial Statements. (c) Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable. (d) Excludes dividends and interest expense on short sales and short sale fees and reverse repurchase agreement expense. See "Operating Policies" in notes to financial statements. (e) Includes 0.01% of expenses associated with the reclaim of foreign taxes paid. The expense is not subject to the Manager's contractual expense limit. (f) Subject to Manager's contractual expense limit. (g) Total return is calculated using the traded net asset value which may differ from the reported net asset value. The traded net asset value is the net asset value which a shareholder would have paid or received from a subscription or redemption. D-14

Financial Highlights Principal Funds, Inc. Selected data for a share of Capital Stock outstanding throughout each year ended August 31 (except as noted): Net Asset Value, Beginning of Period Net Investment Income (Loss)(a) Net Realized and Unrealized Gain (Loss) on Investments Total From Investment Operations Dividends from Net Investment Income Distributions from Realized Gains Total Dividends and Distributions Net Asset Value, End of Period Total Return Net Assets, End of Period (in thousands) Ratio of Expenses to Average Net Assets Ratio of Net Investment Income to Average Net Assets Portfolio Turnover Rate INTERNATIONAL EQUITY INDEX FUND Institutional shares 2025 $12.44&#9; $0.34&#9; $1.21 $1.55 ($0.39)&#9; ($0.12)&#9; ($0.51)&#9; $13.48 13.45% $82,259 0.31%(b),(c) 2.77% 28.1% 2024 10.79&#9; 0.32&#9; 1.75 2.07 (0.33)&#9; (0.09)&#9; (0.42)&#9; 12.44 19.71 85,820 0.33 (b),(d) 2.79 19.5 2023 9.39&#9; 0.30&#9; 1.38 1.68 (0.27)&#9; (0.01)&#9; (0.28)&#9; 10.79 18.18 65,622 0.32 (b),(e) 2.93 37.5 2022 12.39&#9; 0.34&#9; (2.74)&#9; (2.40)&#9; (0.36)&#9; (0.24)&#9; (0.60)&#9; 9.39 (20.27) 41,036 0.32 (b),(c) 3.09 20.1 2021 10.06&#9; 0.27&#9; 2.32 2.59 (0.23)&#9; (0.03)&#9; (0.26)&#9; 12.39 26.03 50,246 0.31 (b) 2.38 21.7 R-3 shares 2025 12.15&#9; 0.26&#9; 1.19 1.45 (0.33)&#9; (0.12)&#9; (0.45)&#9; 13.15 12.76 13,831 0.87 (c) 2.22 28.1 2024 10.55&#9; 0.24&#9; 1.72 1.96 (0.27)&#9; (0.09)&#9; (0.36)&#9; 12.15 19.08 13,494 0.89 (d) 2.18 19.5 2023 9.18&#9; 0.24&#9; 1.34 1.58 (0.20)&#9; (0.01)&#9; (0.21)&#9; 10.55 17.50 12,167 0.89 (e) 2.35 37.5 2022 12.13&#9; 0.27&#9; (2.69)&#9; (2.42)&#9; (0.29)&#9; (0.24)&#9; (0.53)&#9; 9.18 (20.75) 10,683 0.88 (c) 2.47 20.1 2021 9.85&#9; 0.19&#9; 2.29 2.48 (0.17)&#9; (0.03)&#9; (0.20)&#9; 12.13 25.42 16,698 0.88 1.75 21.7 R-5 shares 2025 12.36&#9; 0.32&#9; 1.19 1.51 (0.37)&#9; (0.12)&#9; (0.49)&#9; 13.38 13.17 31,759 0.56 (c) 2.59 28.1 2024 10.72&#9; 0.28&#9; 1.75 2.03 (0.30)&#9; (0.09)&#9; (0.39)&#9; 12.36 19.43 16,208 0.58 (d) 2.49 19.5 2023 9.33&#9; 0.27&#9; 1.37 1.64 (0.24)&#9; (0.01)&#9; (0.25)&#9; 10.72 17.87 14,032 0.58 (e) 2.68 37.5 2022 12.31&#9; 0.31&#9; (2.72)&#9; (2.41)&#9; (0.33)&#9; (0.24)&#9; (0.57)&#9; 9.33 (20.45) 13,153 0.57 (c) 2.82 20.1 2021 10.00&#9; 0.24&#9; 2.30 2.54 (0.20)&#9; (0.03)&#9; (0.23)&#9; 12.31 25.66 18,863 0.57 2.08 21.7 R-6 shares 2025 12.46&#9; 0.35&#9; 1.20 1.55 (0.39)&#9; (0.12)&#9; (0.51)&#9; 13.50 13.43 564,302 0.29 (b),(c) 2.87 28.1 2024 10.80&#9; 0.31&#9; 1.77 2.08 (0.33)&#9; (0.09)&#9; (0.42)&#9; 12.46 19.78 1,075,562 0.31 (b),(d) 2.75 19.5 2023 9.40&#9; 0.30&#9; 1.38 1.68 (0.27)&#9; (0.01)&#9; (0.28)&#9; 10.80 18.16 1,130,368 0.30 (b),(e) 2.89 37.5 2022 12.40&#9; 0.34&#9; (2.74)&#9; (2.40)&#9; (0.36)&#9; (0.24)&#9; (0.60)&#9; 9.40 (20.25) 912,444 0.30 (b),(c) 3.10 20.1 2021 10.06&#9; 0.27&#9; 2.33 2.60 (0.23)&#9; (0.03)&#9; (0.26)&#9; 12.40 26.14 1,151,273 0.29 (b) 2.35 21.7 (a) Calculated based on average shares outstanding during the period. (b) Subject to Manager's contractual expense limit. (c) Includes 0.01% of expenses associated with the reclaim of foreign taxes paid. The expense is not subject to the Manager's contractual expense limit. (d) Includes 0.02% of expenses associated with the reclaim of foreign taxes paid. The expense is not subject to the Manager's contractual expense limit. (e) Includes 0.01% and 0.01% of interest expense associated with borrowings and expenses associated with the reclaim of foreign taxes paid, respectively. These expenses are not subject to the Manager's contractual expense limit. D-15

Financial Highlights (Continued) Principal Funds, Inc. Selected data for a share of Capital Stock outstanding throughout each year ended August 31 (except as noted): Net Asset Value, Beginning of Period Net Investment Income (Loss)(a) Net Realized and Unrealized Gain (Loss) on Investments Total From Investment Operations Dividends from Net Investment Income Distributions from Realized Gains Total Dividends and Distributions Net Asset Value, End of Period Total Return Net Assets, End of Period (in thousands) Ratio of Expenses to Average Net Assets Ratio of Net Investment Income to Average Net Assets Portfolio Turnover Rate INTERNATIONAL EQUITY INDEX FUND Institutional shares 2025 $12.44 $0.34 $1.21 $1.55 ($0.39) ($0.12) ($0.51) $13.48 13.45% $82,259&#9; 0.31%(b),(c)&#9; 2.77%&#9; 28.1% 2024 10.79 0.32 1.75 2.07 (0.33) (0.09) (0.42) 12.44 19.71  85,820&#9; 0.33 (b),(d) 2.79  19.5  2023 9.39 0.30 1.38 1.68 (0.27) (0.01) (0.28) 10.79 18.18  65,622&#9; 0.32 (b),(e) 2.93  37.5  2022 12.39 0.34 (2.74) (2.40) (0.36) (0.24) (0.60) 9.39 (20.27)  41,036&#9; 0.32 (b),(c) 3.09  20.1  2021 10.06 0.27 2.32 2.59 (0.23) (0.03) (0.26) 12.39 26.03  50,246&#9; 0.31 (b) 2.38  21.7  R-3 shares 2025 12.15 0.26 1.19 1.45 (0.33) (0.12) (0.45) 13.15 12.76  13,831&#9; 0.87 (c) 2.22  28.1  2024 10.55 0.24 1.72 1.96 (0.27) (0.09) (0.36) 12.15 19.08  13,494&#9; 0.89 (d) 2.18  19.5  2023 9.18 0.24 1.34 1.58 (0.20) (0.01) (0.21) 10.55 17.50  12,167&#9; 0.89 (e) 2.35  37.5  2022 12.13 0.27 (2.69) (2.42) (0.29) (0.24) (0.53) 9.18 (20.75)  10,683&#9; 0.88 (c) 2.47  20.1  2021 9.85 0.19 2.29 2.48 (0.17) (0.03) (0.20) 12.13 25.42  16,698&#9; 0.88  1.75  21.7  R-5 shares 2025 12.36 0.32 1.19 1.51 (0.37) (0.12) (0.49) 13.38 13.17  31,759&#9; 0.56 (c) 2.59  28.1  2024 10.72 0.28 1.75 2.03 (0.30) (0.09) (0.39) 12.36 19.43  16,208&#9; 0.58 (d) 2.49  19.5  2023 9.33 0.27 1.37 1.64 (0.24) (0.01) (0.25) 10.72 17.87  14,032&#9; 0.58 (e) 2.68  37.5  2022 12.31 0.31 (2.72) (2.41) (0.33) (0.24) (0.57) 9.33 (20.45)  13,153&#9; 0.57 (c) 2.82  20.1  2021 10.00 0.24 2.30 2.54 (0.20) (0.03) (0.23) 12.31 25.66  18,863&#9; 0.57  2.08  21.7  R-6 shares 2025 12.46 0.35 1.20 1.55 (0.39) (0.12) (0.51) 13.50 13.43  564,302&#9; 0.29 (b),(c) 2.87  28.1  2024 10.80 0.31 1.77 2.08 (0.33) (0.09) (0.42) 12.46 19.78  1,075,562&#9; 0.31 (b),(d) 2.75  19.5  2023 9.40 0.30 1.38 1.68 (0.27) (0.01) (0.28) 10.80 18.16  1,130,368&#9; 0.30 (b),(e) 2.89  37.5  2022 12.40 0.34 (2.74) (2.40) (0.36) (0.24) (0.60) 9.40 (20.25)  912,444&#9; 0.30 (b),(c) 3.10  20.1  2021 10.06 0.27 2.33 2.60 (0.23) (0.03) (0.26) 12.40 26.14  1,151,273&#9; 0.29 (b) 2.35  21.7  (a) Calculated based on average shares outstanding during the period. (b) Subject to Manager's contractual expense limit. (c) Includes 0.01% of expenses associated with the reclaim of foreign taxes paid. The expense is not subject to the Manager's contractual expense limit. (d) Includes 0.02% of expenses associated with the reclaim of foreign taxes paid. The expense is not subject to the Manager's contractual expense limit. (e) Includes 0.01% and 0.01% of interest expense associated with borrowings and expenses associated with the reclaim of foreign taxes paid, respectively. These expenses are not subject to the Manager's contractual expense limit. D-16

Financial Highlights
Principal Funds, Inc.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period
INTERNATIONAL SMALL COMPANY FUND								
Institutional shares								
2025	$10.88	$0.16	$1.67	$1.83	($0.39)	$–	($0.39)	$12.32
2024	9.73	0.16	1.19	1.35	(0.20)	–	(0.20)	10.88
2023	8.88	0.16	0.80	0.96	(0.11)	–	(0.11)	9.73
2022	13.47	0.20	(3.69)	(3.49)	(0.16)	(0.94)	(1.10)	8.88
2021	10.63	0.12	2.87	2.99	(0.15)	–	(0.15)	13.47
R-6 shares								
2025	10.95	0.16	1.69	1.85	(0.40)	–	(0.40)	12.40
2024	9.79	0.17	1.19	1.36	(0.20)	–	(0.20)	10.95
2023	8.93	0.17	0.81	0.98	(0.12)	–	(0.12)	9.79
2022	13.55	0.22	(3.72)	(3.50)	(0.18)	(0.94)	(1.12)	8.93
2021	10.70	0.13	2.87	3.00	(0.15)	–	(0.15)	13.55

D-17

Financial Highlights Principal Funds, Inc. Selected data for a share of Capital Stock outstanding throughout each year ended August 31 (except as noted): Net Asset Value, Beginning of Period Net Investment Income (Loss)(a) Net Realized and Unrealized Gain (Loss) on Investments Total From Investment Operations Dividends from Net Investment Income Distributions from Realized Gains Total Dividends and Distributions Net Asset Value, End of Period Total Return Net Assets, End of Period (in thousands) Ratio of Expenses to Average Net Assets Ratio of Net Investment Income to Average Net Assets Portfolio Turnover Rate INTERNATIONAL SMALL COMPANY FUND Institutional shares 2025 $10.88&#9; $0.16&#9; $1.67 $1.83 ($0.39)&#9; $– ($0.39)&#9; $12.32 17.76% $24,458 1.08%(b) 1.48% 46.2% 2024 9.73&#9; 0.16&#9; 1.19 1.35 (0.20)&#9; – (0.20) 10.88 14.01 29,913 1.08 (b) 1.58 48.7 2023 8.88&#9; 0.16&#9; 0.80 0.96 (0.11)&#9; – (0.11) 9.73 10.91 36,678 1.11 (b) 1.72 61.8 2022 13.47&#9; 0.20&#9; (3.69)&#9; (3.49)&#9; (0.16)&#9; (0.94)&#9; (1.10)&#9; 8.88 (27.62) 49,278 1.16 (b) 1.81 61.4 2021 10.63&#9; 0.12&#9; 2.87 2.99 (0.15)&#9; – (0.15) 13.47 28.27 94,066 1.19 (b) 0.96 54.6 R-6 shares 2025 10.95&#9; 0.16&#9; 1.69 1.85 (0.40)&#9; – (0.40) 12.40 17.83 482,645 1.04 (b) 1.48 46.2 2024 9.79&#9; 0.17&#9; 1.19 1.36 (0.20)&#9; – (0.20) 10.95 14.07 712,855 1.03 (b) 1.71 48.7 2023 8.93&#9; 0.17&#9; 0.81 0.98 (0.12)&#9; – (0.12) 9.79 11.06 669,829 1.05 (b) 1.82 61.8 2022 13.55&#9; 0.22&#9; (3.72)&#9; (3.50)&#9; (0.18)&#9; (0.94)&#9; (1.12)&#9; 8.93 (27.61) 655,371 1.08 (b) 2.00 61.4 2021 10.70&#9; 0.13&#9; 2.87 3.00 (0.15)&#9; – (0.15) 13.55 28.27 1,087,460 1.08 (b) 1.11 54.6 (a) Calculated based on average shares outstanding during the period. (b) Subject to Manager's contractual expense limit. D-17

Financial Highlights (Continued)
Principal Funds, Inc.

Total Return	Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
17.76%	$24,458	1.08%(b)	1.48%	46.2%
14.01	29,913	1.08 (b)	1.58	48.7
10.91	36,678	1.11 (b)	1.72	61.8
(27.62)	49,278	1.16 (b)	1.81	61.4
28.27	94,066	1.19 (b)	0.96	54.6
17.83	482,645	1.04 (b)	1.48	46.2
14.07	712,855	1.03 (b)	1.71	48.7
11.06	669,829	1.05 (b)	1.82	61.8
(27.61)	655,371	1.08 (b)	2.00	61.4
28.27	1,087,460	1.08 (b)	1.11	54.6

(b) Subject to Manager's contractual expense limit.

D-18

Financial Highlights (Continued) Principal Funds, Inc. Selected data for a share of Capital Stock outstanding throughout each year ended August 31 (except as noted): Net Asset Value, Beginning of Period Net Investment Income (Loss)(a) Net Realized and Unrealized Gain (Loss) on Investments Total From Investment Operations Dividends from Net Investment Income Distributions from Realized Gains Total Dividends and Distributions Net Asset Value, End of Period Total Return Net Assets, End of Period (in thousands) Ratio of Expenses to Average Net Assets Ratio of Net Investment Income to Average Net Assets Portfolio Turnover Rate INTERNATIONAL SMALL COMPANY FUND Institutional shares 2025 $10.88 $0.16 $1.67 $1.83 ($0.39) $– ($0.39) $12.32 17.76% $24,458&#9; 1.08%(b)&#9; 1.48%&#9; 46.2% 2024 9.73 0.16 1.19 1.35 (0.20) – (0.20) 10.88 14.01  29,913&#9; 1.08 (b) 1.58  48.7  2023 8.88 0.16 0.80 0.96 (0.11) – (0.11) 9.73 10.91  36,678&#9; 1.11 (b) 1.72  61.8  2022 13.47 0.20 (3.69) (3.49) (0.16) (0.94) (1.10) 8.88 (27.62)  49,278&#9; 1.16 (b) 1.81  61.4  2021 10.63 0.12 2.87 2.99 (0.15) – (0.15) 13.47 28.27  94,066&#9; 1.19 (b) 0.96  54.6  R-6 shares 2025 10.95 0.16 1.69 1.85 (0.40) – (0.40) 12.40 17.83  482,645&#9; 1.04 (b) 1.48  46.2  2024 9.79 0.17 1.19 1.36 (0.20) – (0.20) 10.95 14.07  712,855&#9; 1.03 (b) 1.71  48.7  2023 8.93 0.17 0.81 0.98 (0.12) – (0.12) 9.79 11.06  669,829&#9; 1.05 (b) 1.82  61.8  2022 13.55 0.22 (3.72) (3.50) (0.18) (0.94) (1.12) 8.93 (27.61)  655,371&#9; 1.08 (b) 2.00  61.4  2021 10.70 0.13 2.87 3.00 (0.15) – (0.15) 13.55 28.27  1,087,460&#9; 1.08 (b) 1.11  54.6  (a) Calculated based on average shares outstanding during the period. (b) Subject to Manager's contractual expense limit. D-18

Financial Highlights Principal Funds, Inc. Selected data for a share of Capital Stock outstanding throughout each year ended August 31 (except as noted): Net Asset Value, Beginning of Period Net Investment Income (Loss)(a) Net Realized and Unrealized Gain (Loss) on Investments Total From Investment Operations Dividends from Net Investment Income Total Dividends and Distributions Net Asset Value, End of Period Total Return Net Assets, End of Period (in thousands) Ratio of Expenses to Average Net Assets Ratio of Expenses to Average Net Assets (Excluding Interest Expense and Fees) Ratio of Net Investment Income to Average Net Assets Portfolio Turnover Rate OPPORTUNISTIC MUNICIPAL FUND Class A shares 2025 $9.82&#9; $0.41&#9; ($0.62)&#9; ($0.21)&#9; ($0.43)&#9; ($0.43)&#9; $9.18 (2.26)%(b),(c) $30,644 1.07%(d),(e) 0.84%(d),(e),(f) 4.27% 85.7% 2024 9.43&#9; 0.41&#9; 0.40 0.81 (0.42)&#9; (0.42)&#9; 9.82 8.89 (b),(c) 34,864 1.08 (d),(e) 0.85 (d),(e),(f) 4.28 70.1 2023 9.80&#9; 0.39&#9; (0.37)&#9; 0.02 (0.39)&#9; (0.39)&#9; 9.43 0.33 (c) 41,241 1.05 (d) 0.84 (d),(f) 4.17 41.4 2022 11.71&#9; 0.36&#9; (1.91)&#9; (1.55)&#9; (0.36)&#9; (0.36)&#9; 9.80 (13.42) (c) 49,013 0.90 (d) 0.84 (d),(f) 3.32 52.4 2021 10.96&#9; 0.37&#9; 0.76 1.13 (0.38)&#9; (0.38)&#9; 11.71 10.43 (c) 59,266 0.88 (d) 0.84 (d),(f) 3.26 48.0 Institutional shares 2025 9.83&#9; 0.44&#9; (0.62)&#9; (0.18)&#9; (0.46)&#9; (0.46)&#9; 9.19 (2.00) (b) 128,029 0.80 (d),(e) 0.57 (d),(e),(f) 4.56 85.7 2024 9.44&#9; 0.44&#9; 0.40 0.84 (0.45)&#9; (0.45)&#9; 9.83 9.19 (b) 118,866 0.80 (d),(e) 0.57 (d),(e),(f) 4.55 70.1 2023 9.80&#9; 0.42&#9; (0.36)&#9; 0.06 (0.42)&#9; (0.42)&#9; 9.44 0.72 94,169 0.77 (d) 0.56 (d),(f) 4.44 41.4 2022 11.72&#9; 0.39&#9; (1.92)&#9; (1.53)&#9; (0.39)&#9; (0.39)&#9; 9.80 (13.25) 90,215 0.62 (d) 0.56 (d),(f) 3.57 52.4 2021 10.97&#9; 0.40&#9; 0.76 1.16 (0.41)&#9; (0.41)&#9; 11.72 10.73 116,210 0.60 (d) 0.56 (d),(f) 3.52 48.0 (a) Calculated based on average shares outstanding during the period. (b) Total return is calculated using the traded net asset value which may differ from the reported net asset value. The traded net asset value is the net asset value which a shareholder would have paid or received from a subscription or redemption. (c) Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable. (d) Subject to Manager's contractual expense limit. (e) Includes 0.01% of interest expense associated with borrowings. The expense is not subject to the Manager's contractual expense limit. (f) Excludes interest expense and fees paid through inverse floater agreements. See "Operating Policies" in notes to financial statements. D-19

Financial Highlights (Continued) Principal Funds, Inc. Selected data for a share of Capital Stock outstanding throughout each year ended August 31 (except as noted): Net Asset Value, Beginning of Period Net Investment Income (Loss)(a) Net Realized and Unrealized Gain (Loss) on Investments Total From Investment Operations Dividends from Net Investment Income Total Dividends and Distributions Net Asset Value, End of Period Total Return Net Assets, End of Period (in thousands) Ratio of Expenses to Average Net Assets Ratio of Expenses to Average Net Assets (Excluding Interest Expense and Fees) Ratio of Net Investment Income to Average Net Assets Portfolio Turnover Rate OPPORTUNISTIC MUNICIPAL FUND Class A shares 2025 $9.82 $0.41 ($0.62) ($0.21) ($0.43) ($0.43) $9.18 (2.26)%(b),(c)&#9; $30,644&#9; 1.07%(d),(e)&#9; 0.84%(d),(e),(f)&#9; 4.27%&#9; 85.7% 2024 9.43 0.41 0.40 0.81 (0.42) (0.42) 9.82 8.89 (b),(c) 34,864&#9; 1.08 (d),(e) 0.85 (d),(e),(f) 4.28  70.1  2023 9.80 0.39 (0.37) 0.02 (0.39) (0.39) 9.43 0.33 (c) 41,241&#9; 1.05 (d) 0.84 (d),(f) 4.17  41.4  2022 11.71 0.36 (1.91) (1.55) (0.36) (0.36) 9.80 (13.42) (c) 49,013&#9; 0.90 (d) 0.84 (d),(f) 3.32  52.4  2021 10.96 0.37 0.76 1.13 (0.38) (0.38) 11.71 10.43 (c) 59,266&#9; 0.88 (d) 0.84 (d),(f) 3.26  48.0  Institutional shares 2025 9.83 0.44 (0.62) (0.18) (0.46) (0.46) 9.19 (2.00) (b) 128,029&#9; 0.80 (d),(e) 0.57 (d),(e),(f) 4.56  85.7  2024 9.44 0.44 0.40 0.84 (0.45) (0.45) 9.83 9.19 (b) 118,866&#9; 0.80 (d),(e) 0.57 (d),(e),(f) 4.55  70.1  2023 9.80 0.42 (0.36) 0.06 (0.42) (0.42) 9.44 0.72  94,169&#9; 0.77 (d) 0.56 (d),(f) 4.44  41.4  2022 11.72 0.39 (1.92) (1.53) (0.39) (0.39) 9.80 (13.25)  90,215&#9; 0.62 (d) 0.56 (d),(f) 3.57  52.4  2021 10.97 0.40 0.76 1.16 (0.41) (0.41) 11.72 10.73  116,210&#9; 0.60 (d) 0.56 (d),(f) 3.52  48.0  (a) Calculated based on average shares outstanding during the period. (b) Total return is calculated using the traded net asset value which may differ from the reported net asset value. The traded net asset value is the net asset value which a shareholder would have paid or received from a subscription or redemption. (c) Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable. (d) Subject to Manager's contractual expense limit. (e) Includes 0.01% of interest expense associated with borrowings. The expense is not subject to the Manager's contractual expense limit. (f) Excludes interest expense and fees paid through inverse floater agreements. See "Operating Policies" in notes to financial statements. D-20

Financial Highlights Principal Funds, Inc. Selected data for a share of Capital Stock outstanding throughout each year ended August 31 (except as noted): Net Asset Value, Beginning of Period Net Investment Income (Loss)(a) Net Realized and Unrealized Gain (Loss) on Investments Total From Investment Operations Dividends from Net Investment Income Distributions from Realized Gains Total Dividends and Distributions Net Asset Value, End of Period Total Return Net Assets, End of Period (in thousands) Ratio of Expenses to Average Net Assets Ratio of Net Investment Income to Average Net Assets Portfolio Turnover Rate SMALL-MIDCAP DIVIDEND INCOME FUND Class A shares 2025 $19.19&#9; $0.21 $1.00 $1.21 ($0.22)&#9; ($0.60)&#9; ($0.82)&#9; $19.58 6.42%(b) $180,264 1.12%(c) 1.11% 25.9% 2024 16.45&#9; 0.24 2.90 3.14 (0.25)&#9; (0.15)&#9; (0.40)&#9; 19.19 19.36 (b) 178,959 1.12 (c) 1.37 37.3 2023 15.94&#9; 0.22 1.31 1.53 (0.23)&#9; (0.79)&#9; (1.02)&#9; 16.45 10.11 (b) 156,039 1.12 (c) 1.43 26.5 2022 17.01&#9; 0.20 (1.09)&#9; (0.89)&#9; (0.16)&#9; (0.02)&#9; (0.18)&#9; 15.94 (5.31) (b) 145,799 1.12 (c) 1.17 22.1 2021 11.91&#9; 0.10 5.16 5.26 (0.16)&#9; – (0.16) 17.01 44.42 (b) 148,411 1.12 (c) 0.70 74.6 Class C shares 2025 18.96&#9; 0.06 1.00 1.06 (0.07)&#9; (0.60)&#9; (0.67)&#9; 19.35 5.64 (b) 16,216 1.87 (c) 0.35 25.9 2024 16.25&#9; 0.11 2.86 2.97 (0.11)&#9; (0.15)&#9; (0.26)&#9; 18.96 18.49 (b) 23,495 1.87 (c) 0.62 37.3 2023 15.74&#9; 0.10 1.31 1.41 (0.11)&#9; (0.79)&#9; (0.90)&#9; 16.25 9.34 (b) 29,705 1.87 (c) 0.66 26.5 2022 16.81&#9; 0.07 (1.09)&#9; (1.02)&#9; (0.03)&#9; (0.02)&#9; (0.05)&#9; 15.74 (6.09) (b) 45,460 1.87 (c) 0.39 22.1 2021 11.78&#9; (0.01)&#9; 5.11 5.10 (0.07)&#9; – (0.07) 16.81 43.44 (b) 69,017 1.87 (c) (0.03) 74.6 Institutional shares 2025 19.32&#9; 0.26 1.00 1.26 (0.27)&#9; (0.60)&#9; (0.87)&#9; 19.71 6.66 727,740 0.85 (c) 1.38 25.9 2024 16.55&#9; 0.29 2.92 3.21 (0.29)&#9; (0.15)&#9; (0.44)&#9; 19.32 19.74 753,140 0.85 (c) 1.64 37.3 2023 16.03&#9; 0.27 1.32 1.59 (0.28)&#9; (0.79)&#9; (1.07)&#9; 16.55 10.42 698,401 0.85 (c) 1.69 26.5 2022 17.11&#9; 0.24 (1.10)&#9; (0.86)&#9; (0.20)&#9; (0.02)&#9; (0.22)&#9; 16.03 (5.08) 749,448 0.85 (c) 1.44 22.1 2021 11.97&#9; 0.15 5.18 5.33 (0.19)&#9; – (0.19) 17.11 44.89 833,344 0.85 (c) 1.02 74.6 R-6 shares 2025 19.42&#9; 0.28 1.01 1.29 (0.28)&#9; (0.60)&#9; (0.88)&#9; 19.83 6.80 694,323 0.78 (c) 1.46 25.9 2024 16.64&#9; 0.30 2.93 3.23 (0.30)&#9; (0.15)&#9; (0.45)&#9; 19.42 19.77 536,538 0.79 (c) 1.71 37.3 2023 16.11&#9; 0.28 1.32 1.60 (0.28)&#9; (0.79)&#9; (1.07)&#9; 16.64 10.49 401,595 0.79 (c) 1.75 26.5 2022 17.20&#9; 0.26 (1.12)&#9; (0.86)&#9; (0.21)&#9; (0.02)&#9; (0.23)&#9; 16.11 (5.05) 120,396 0.80 (c) 1.54 22.1 2021 12.03&#9; 0.15 5.22 5.37 (0.20)&#9; – (0.20) 17.20 45.03 61,986 0.79 (c) 0.93 74.6 (a) Calculated based on average shares outstanding during the period. (b) Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable. (c) Subject to Manager's contractual expense limit. D-21

Financial Highlights (Continued)
Principal Funds, Inc.

Total Return	Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
6.42%(b)	$180,264	1.12%(c)	1.11%	25.9%
19.36 (b)	178,959	1.12 (c)	1.37	37.3
10.11 (b)	156,039	1.12 (c)	1.43	26.5
(5.31) (b)	145,799	1.12 (c)	1.17	22.1
44.42 (b)	148,411	1.12 (c)	0.70	74.6
5.64 (b)	16,216	1.87 (c)	0.35	25.9
18.49 (b)	23,495	1.87 (c)	0.62	37.3
9.34 (b)	29,705	1.87 (c)	0.66	26.5
(6.09) (b)	45,460	1.87 (c)	0.39	22.1
43.44 (b)	69,017	1.87 (c)	(0.03)	74.6
6.66	727,740	0.85 (c)	1.38	25.9
19.74	753,140	0.85 (c)	1.64	37.3
10.42	698,401	0.85 (c)	1.69	26.5
(5.08)	749,448	0.85 (c)	1.44	22.1
44.89	833,344	0.85 (c)	1.02	74.6
6.80	694,323	0.78 (c)	1.46	25.9
19.77	536,538	0.79 (c)	1.71	37.3
10.49	401,595	0.79 (c)	1.75	26.5
(5.05)	120,396	0.80 (c)	1.54	22.1
45.03	61,986	0.79 (c)	0.93	74.6

(c) Subject to Manager's contractual expense limit.

D-22

Financial Highlights (Continued) Principal Funds, Inc. Selected data for a share of Capital Stock outstanding throughout each year ended August 31 (except as noted): Net Asset Value, Beginning of Period Net Investment Income (Loss)(a) Net Realized and Unrealized Gain (Loss) on Investments Total From Investment Operations Dividends from Net Investment Income Distributions from Realized Gains Total Dividends and Distributions Net Asset Value, End of Period Total Return Net Assets, End of Period (in thousands) Ratio of Expenses to Average Net Assets Ratio of Net Investment Income to Average Net Assets Portfolio Turnover Rate SMALL-MIDCAP DIVIDEND INCOME FUND Class A shares 2025 $19.19 $0.21 $1.00 $1.21 ($0.22) ($0.60) ($0.82) $19.58 6.42%(b) $180,264&#9; 1.12%(c)&#9; 1.11% 25.9% 2024 16.45 0.24 2.90 3.14 (0.25) (0.15) (0.40) 19.19 19.36 (b) 178,959&#9; 1.12 (c) 1.37  37.3  2023 15.94 0.22 1.31 1.53 (0.23) (0.79) (1.02) 16.45 10.11 (b) 156,039&#9; 1.12 (c) 1.43  26.5  2022 17.01 0.20 (1.09) (0.89) (0.16) (0.02) (0.18) 15.94 (5.31) (b) 145,799&#9; 1.12 (c) 1.17  22.1  2021 11.91 0.10 5.16 5.26 (0.16) – (0.16) 17.01 44.42 (b) 148,411&#9; 1.12 (c) 0.70  74.6  Class C shares 2025 18.96 0.06 1.00 1.06 (0.07) (0.60) (0.67) 19.35 5.64 (b) 16,216&#9; 1.87 (c) 0.35  25.9  2024 16.25 0.11 2.86 2.97 (0.11) (0.15) (0.26) 18.96 18.49 (b) 23,495&#9; 1.87 (c) 0.62  37.3  2023 15.74 0.10 1.31 1.41 (0.11) (0.79) (0.90) 16.25 9.34 (b) 29,705&#9; 1.87 (c) 0.66  26.5  2022 16.81 0.07 (1.09) (1.02) (0.03) (0.02) (0.05) 15.74 (6.09) (b) 45,460&#9; 1.87 (c) 0.39  22.1  2021 11.78 (0.01) 5.11 5.10 (0.07) – (0.07) 16.81 43.44 (b) 69,017&#9; 1.87 (c) (0.03)  74.6  Institutional shares 2025 19.32 0.26 1.00 1.26 (0.27) (0.60) (0.87) 19.71 6.66  727,740&#9; 0.85 (c) 1.38  25.9  2024 16.55 0.29 2.92 3.21 (0.29) (0.15) (0.44) 19.32 19.74  753,140&#9; 0.85 (c) 1.64  37.3  2023 16.03 0.27 1.32 1.59 (0.28) (0.79) (1.07) 16.55 10.42  698,401&#9; 0.85 (c) 1.69  26.5  2022 17.11 0.24 (1.10) (0.86) (0.20) (0.02) (0.22) 16.03 (5.08)  749,448&#9; 0.85 (c) 1.44  22.1  2021 11.97 0.15 5.18 5.33 (0.19) – (0.19) 17.11 44.89  833,344&#9; 0.85 (c) 1.02  74.6  R-6 shares 2025 19.42 0.28 1.01 1.29 (0.28) (0.60) (0.88) 19.83 6.80  694,323&#9; 0.78 (c) 1.46  25.9  2024 16.64 0.30 2.93 3.23 (0.30) (0.15) (0.45) 19.42 19.77  536,538&#9; 0.79 (c) 1.71  37.3  2023 16.11 0.28 1.32 1.60 (0.28) (0.79) (1.07) 16.64 10.49  401,595&#9; 0.79 (c) 1.75  26.5  2022 17.20 0.26 (1.12) (0.86) (0.21) (0.02) (0.23) 16.11 (5.05)  120,396&#9; 0.80 (c) 1.54  22.1  2021 12.03 0.15 5.22 5.37 (0.20) – (0.20) 17.20 45.03  61,986&#9; 0.79 (c) 0.93  74.6  (a) Calculated based on average shares outstanding during the period. (b) Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable. (c) Subject to Manager's contractual expense limit. D-22

Financial Highlights
Principal Funds, Inc.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Total Dividends and Distributions	Net Asset Value, End of Period
SPECTRUM PREFERRED AND CAPITAL SECURITIES INCOME FUND							
Class A shares							
2025	$9.31	$0.43	$0.18	$0.61	($0.49)	($0.49)	$9.43
2024	8.68	0.41	0.68	1.09	(0.46)	(0.46)	9.31
2023	9.13	0.39	(0.38)	0.01	(0.46)	(0.46)	8.68
2022	10.64	0.37	(1.44)	(1.07)	(0.44)	(0.44)	9.13
2021	10.32	0.38	0.36	0.74	(0.42)	(0.42)	10.64
Class C shares							
2025	9.31	0.36	0.18	0.54	(0.42)	(0.42)	9.43
2024	8.67	0.34	0.69	1.03	(0.39)	(0.39)	9.31
2023	9.13	0.33	(0.40)	(0.07)	(0.39)	(0.39)	8.67
2022	10.64	0.30	(1.45)	(1.15)	(0.36)	(0.36)	9.13
2021	10.31	0.30	0.37	0.67	(0.34)	(0.34)	10.64
Class J shares							
2025	8.98	0.42	0.17	0.59	(0.50)	(0.50)	9.07
2024	8.38	0.40	0.67	1.07	(0.47)	(0.47)	8.98
2023	8.83	0.38	(0.37)	0.01	(0.46)	(0.46)	8.38
2022	10.32	0.36	(1.41)	(1.05)	(0.44)	(0.44)	8.83
2021	10.01	0.37	0.37	0.74	(0.43)	(0.43)	10.32
Institutional shares							
2025	9.23	0.45	0.17	0.62	(0.51)	(0.51)	9.34
2024	8.60	0.43	0.68	1.11	(0.48)	(0.48)	9.23
2023	9.05	0.41	(0.38)	0.03	(0.48)	(0.48)	8.60
2022	10.56	0.39	(1.44)	(1.05)	(0.46)	(0.46)	9.05
2021	10.24	0.40	0.37	0.77	(0.45)	(0.45)	10.56
R-3 shares							
2025	9.16	0.41	0.17	0.58	(0.47)	(0.47)	9.27
2024	8.54	0.38	0.68	1.06	(0.44)	(0.44)	9.16
2023	8.98	0.37	(0.37)	–	(0.44)	(0.44)	8.54
2022	10.48	0.35	(1.43)	(1.08)	(0.42)	(0.42)	8.98
2021	10.16	0.35	0.37	0.72	(0.40)	(0.40)	10.48
R-5 shares							
2025	9.17	0.43	0.18	0.61	(0.50)	(0.50)	9.28
2024	8.55	0.41	0.68	1.09	(0.47)	(0.47)	9.17
2023	9.01	0.40	(0.39)	0.01	(0.47)	(0.47)	8.55
2022	10.51	0.38	(1.43)	(1.05)	(0.45)	(0.45)	9.01
2021	10.19	0.39	0.36	0.75	(0.43)	(0.43)	10.51
R-6 shares							
2025	9.22	0.46	0.17	0.63	(0.52)	(0.52)	9.33
2024	8.60	0.44	0.67	1.11	(0.49)	(0.49)	9.22
2023	9.05	0.42	(0.38)	0.04	(0.49)	(0.49)	8.60
2022	10.55	0.40	(1.43)	(1.03)	(0.47)	(0.47)	9.05
2021	10.24	0.41	0.36	0.77	(0.46)	(0.46)	10.55

D-23

Financial Highlights Principal Funds, Inc. Selected data for a share of Capital Stock outstanding throughout each year ended August 31 (except as noted): Net Asset Value, Beginning of Period Net Investment Income (Loss)(a) Net Realized and Unrealized Gain (Loss) on Investments Total From Investment Operations Dividends from Net Investment Income Total Dividends and Distributions Net Asset Value, End of Period Total Return Net Assets, End of Period (in thousands) Ratio of Expenses to Average Net Assets Ratio of Gross Expenses to Average Net Assets Ratio of Net Investment Income to Average Net Assets Portfolio Turnover Rate SPECTRUM PREFERRED AND CAPITAL SECURITIES INCOME FUND Class A shares 2025 &#9; &#9;&#9; $9.31&#9; $0.43&#9; $0.18 $0.61 ($0.49)&#9; ($0.49)&#9; $9.43 6.74%(b) $633,867 1.04% –% 4.66% 24.8% 2024 8.68&#9; 0.41&#9; 0.68 1.09 (0.46)&#9; (0.46)&#9; 9.31 12.92 (b) 704,729 1.04 – 4.59 22.3 2023 9.13&#9; 0.39&#9; (0.38)&#9; 0.01 (0.46)&#9; (0.46)&#9; 8.68 0.23 (b) 697,257 1.05 – 4.50 16.5 2022 10.64&#9; 0.37&#9; (1.44)&#9; (1.07)&#9; (0.44)&#9; (0.44)&#9; 9.13 (10.28) (b) 808,228 1.03 – 3.78 15.4 2021 10.32&#9; 0.38&#9; 0.36 0.74 (0.42)&#9; (0.42)&#9; 10.64 7.32 (b) 971,310 1.04 – 3.62 21.6 Class C shares 2025 9.31&#9; 0.36&#9; 0.18 0.54 (0.42)&#9; (0.42)&#9; 9.43 5.92 (b) 118,501 1.81 – 3.89 24.8 2024 8.67&#9; 0.34&#9; 0.69 1.03 (0.39)&#9; (0.39)&#9; 9.31 12.18 (b) 134,526 1.80 – 3.83 22.3 2023 9.13&#9; 0.33&#9; (0.40)&#9; (0.07)&#9; (0.39)&#9; (0.39)&#9; 8.67 (0.66) (b) 147,896 1.82 – 3.74 16.5 2022 10.64&#9; 0.30&#9; (1.45)&#9; (1.15)&#9; (0.36)&#9; (0.36)&#9; 9.13 (10.98) (b) 180,824 1.79 – 3.01 15.4 2021 10.31&#9; 0.30&#9; 0.37 0.67 (0.34)&#9; (0.34)&#9; 10.64 6.58 (b) 256,799 1.79 – 2.89 21.6 Class J shares 2025 8.98&#9; 0.42&#9; 0.17 0.59 (0.50)&#9; (0.50)&#9; 9.07 6.72 (b) 33,203 0.99 (c) 0.99 (d) 4.71 24.8 2024 8.38&#9; 0.40&#9; 0.67 1.07 (0.47)&#9; (0.47)&#9; 8.98 13.10 (b) 34,095 0.99 (c) 1.01 (d) 4.63 22.3 2023 8.83&#9; 0.38&#9; (0.37)&#9; 0.01 (0.46)&#9; (0.46)&#9; 8.38 0.24 (b) 31,131 1.06 (c) 1.08 (d) 4.49 16.5 2022 10.32&#9; 0.36&#9; (1.41)&#9; (1.05)&#9; (0.44)&#9; (0.44)&#9; 8.83 (10.38) (b) 36,128 1.01 (c) 1.03 (d) 3.80 15.4 2021 10.01&#9; 0.37&#9; 0.37 0.74 (0.43)&#9; (0.43)&#9; 10.32 7.50 (b) 42,288 1.00 (c) 1.02 (d) 3.68 21.6 Institutional shares 2025 9.23&#9; 0.45&#9; 0.17 0.62 (0.51)&#9; (0.51)&#9; 9.34 6.95 3,719,221 0.80 – 4.90 24.8 2024 8.60&#9; 0.43&#9; 0.68 1.11 (0.48)&#9; (0.48)&#9; 9.23 13.32 4,396,219 0.80 – 4.82 22.3 2023 9.05&#9; 0.41&#9; (0.38)&#9; 0.03 (0.48)&#9; (0.48)&#9; 8.60 0.48 3,930,780 0.81 (e) – 4.74 16.5 2022 10.56&#9; 0.39&#9; (1.44)&#9; (1.05)&#9; (0.46)&#9; (0.46)&#9; 9.05 (10.14) 4,213,593 0.79 (e) – 4.01 15.4 2021 10.24&#9; 0.40&#9; 0.37 0.77 (0.45)&#9; (0.45)&#9; 10.56 7.64 5,472,494 0.79 (e) – 3.87 21.6 R-3 shares 2025 9.16&#9; 0.41&#9; 0.17 0.58 (0.47)&#9; (0.47)&#9; 9.27 6.51 2,206 1.27 – 4.43 24.8 2024 8.54&#9; 0.38&#9; 0.68 1.06 (0.44)&#9; (0.44)&#9; 9.16 12.76 1,747 1.27 – 4.36 22.3 2023 8.98&#9; 0.37&#9; (0.37)&#9; – (0.44) (0.44)&#9; 8.54 0.11 1,981 1.27 – 4.26 16.5 2022 10.48&#9; 0.35&#9; (1.43)&#9; (1.08)&#9; (0.42)&#9; (0.42)&#9; 8.98 (10.53) 7,838 1.26 – 3.64 15.4 2021 10.16&#9; 0.35&#9; 0.37 0.72 (0.40)&#9; (0.40)&#9; 10.48 7.20 2,521 1.26 – 3.38 21.6 R-5 shares 2025 9.17&#9; 0.43&#9; 0.18 0.61 (0.50)&#9; (0.50)&#9; 9.28 6.82 3,529 0.96 – 4.71 24.8 2024 8.55&#9; 0.41&#9; 0.68 1.09 (0.47)&#9; (0.47)&#9; 9.17 13.10 2,553 0.96 – 4.65 22.3 2023 9.01&#9; 0.40&#9; (0.39)&#9; 0.01 (0.47)&#9; (0.47)&#9; 8.55 0.21 1,987 0.96 – 4.59 16.5 2022 10.51&#9; 0.38&#9; (1.43)&#9; (1.05)&#9; (0.45)&#9; (0.45)&#9; 9.01 (10.24) 2,726 0.95 – 3.82 15.4 2021 10.19&#9; 0.39&#9; 0.36 0.75 (0.43)&#9; (0.43)&#9; 10.51 7.51 4,126 0.95 – 3.72 21.6 R-6 shares 2025 9.22&#9; 0.46&#9; 0.17 0.63 (0.52)&#9; (0.52)&#9; 9.33 7.06 897,789 0.70 – 4.99 24.8 2024 8.60&#9; 0.44&#9; 0.67 1.11 (0.49)&#9; (0.49)&#9; 9.22 13.31 959,105 0.71 – 4.92 22.3 2023 9.05&#9; 0.42&#9; (0.38)&#9; 0.04 (0.49)&#9; (0.49)&#9; 8.60 0.59 941,791 0.70 – 4.85 16.5 2022 10.55&#9; 0.40&#9; (1.43)&#9; (1.03)&#9; (0.47)&#9; (0.47)&#9; 9.05 (9.97) 1,228,160 0.70 – 4.11 15.4 2021 10.24&#9; 0.41&#9; 0.36 0.77 (0.46)&#9; (0.46)&#9; 10.55 7.64 1,706,467 0.70 (e) – 3.97 21.6 (a) Calculated based on average shares outstanding during the period. (b) Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable. (c) Subject to Manager's contractual expense limit and/or Distributor's voluntary distribution fee limit. (d) Excludes expense reimbursement from Manager and/or Distributor. (e) Subject to Manager's contractual expense limit. D-23

Financial Highlights (Continued)
Principal Funds, Inc.

Total Return	Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
6.74%(b)	$633,867	1.04%	–%	4.66%	24.8%
12.92 (b)	704,729	1.04	–	4.59	22.3
0.23 (b)	697,257	1.05	–	4.50	16.5
(10.28) (b)	808,228	1.03	–	3.78	15.4
7.32 (b)	971,310	1.04	–	3.62	21.6
5.92 (b)	118,501	1.81	–	3.89	24.8
12.18 (b)	134,526	1.80	–	3.83	22.3
(0.66) (b)	147,896	1.82	–	3.74	16.5
(10.98) (b)	180,824	1.79	–	3.01	15.4
6.58 (b)	256,799	1.79	–	2.89	21.6
6.72 (b)	33,203	0.99 (c)	0.99 (d)	4.71	24.8
13.10 (b)	34,095	0.99 (c)	1.01 (d)	4.63	22.3
0.24 (b)	31,131	1.06 (c)	1.08 (d)	4.49	16.5
(10.38) (b)	36,128	1.01 (c)	1.03 (d)	3.80	15.4
7.50 (b)	42,288	1.00 (c)	1.02 (d)	3.68	21.6
6.95	3,719,221	0.80	–	4.90	24.8
13.32	4,396,219	0.80	–	4.82	22.3
0.48	3,930,780	0.81 (e)	–	4.74	16.5
(10.14)	4,213,593	0.79 (e)	–	4.01	15.4
7.64	5,472,494	0.79 (e)	–	3.87	21.6
6.51	2,206	1.27	–	4.43	24.8
12.76	1,747	1.27	–	4.36	22.3
0.11	1,981	1.27	–	4.26	16.5
(10.53)	7,838	1.26	–	3.64	15.4
7.20	2,521	1.26	–	3.38	21.6
6.82	3,529	0.96	–	4.71	24.8
13.10	2,553	0.96	–	4.65	22.3
0.21	1,987	0.96	–	4.59	16.5
(10.24)	2,726	0.95	–	3.82	15.4
7.51	4,126	0.95	–	3.72	21.6
7.06	897,789	0.70	–	4.99	24.8
13.31	959,105	0.71	–	4.92	22.3
0.59	941,791	0.70	–	4.85	16.5
(9.97)	1,228,160	0.70	–	4.11	15.4
7.64	1,706,467	0.70 (e)	–	3.97	21.6

(d) Excludes expense reimbursement from Manager and/or Distributor.

(e) Subject to Manager's contractual expense limit.

D-24

Financial Highlights (Continued) Principal Funds, Inc. Selected data for a share of Capital Stock outstanding throughout each year ended August 31 (except as noted): Net Asset Value, Beginning of Period Net Investment Income (Loss)(a) Net Realized and Unrealized Gain (Loss) on Investments Total From Investment Operations Dividends from Net Investment Income Total Dividends and Distributions Net Asset Value, End of Period Total Return Net Assets, End of Period (in thousands) Ratio of Expenses to Average Net Assets Ratio of Gross Expenses to Average Net Assets Ratio of Net Investment Income to Average Net Assets Portfolio Turnover Rate SPECTRUM PREFERRED AND CAPITAL SECURITIES INCOME FUND Class A shares 2025 $9.31 $0.43 $0.18 $0.61 ($0.49) ($0.49) $9.43 6.74%(b) $633,867&#9; 1.04% –% 4.66%&#9; 24.8% 2024 8.68 0.41 0.68 1.09 (0.46) (0.46) 9.31 12.92 (b) 704,729&#9; 1.04  –  4.59  22.3  2023 9.13 0.39 (0.38) 0.01 (0.46) (0.46) 8.68 0.23 (b) 697,257&#9; 1.05  –  4.50  16.5  2022 10.64 0.37 (1.44) (1.07) (0.44) (0.44) 9.13 (10.28) (b) 808,228&#9; 1.03  –  3.78  15.4  2021 10.32 0.38 0.36 0.74 (0.42) (0.42) 10.64 7.32 (b) 971,310&#9; 1.04  –  3.62  21.6  Class C shares 2025 9.31 0.36 0.18 0.54 (0.42) (0.42) 9.43 5.92 (b) 118,501&#9; 1.81  –  3.89  24.8  2024 8.67 0.34 0.69 1.03 (0.39) (0.39) 9.31 12.18 (b) 134,526&#9; 1.80  –  3.83  22.3  2023 9.13 0.33 (0.40) (0.07) (0.39) (0.39) 8.67 (0.66) (b) 147,896&#9; 1.82  –  3.74  16.5  2022 10.64 0.30 (1.45) (1.15) (0.36) (0.36) 9.13 (10.98) (b) 180,824&#9; 1.79  –  3.01  15.4  2021 10.31 0.30 0.37 0.67 (0.34) (0.34) 10.64 6.58 (b) 256,799&#9; 1.79  –  2.89  21.6  Class J shares 2025 8.98 0.42 0.17 0.59 (0.50) (0.50) 9.07 6.72 (b) 33,203&#9; 0.99 (c) 0.99 (d) 4.71  24.8  2024 8.38 0.40 0.67 1.07 (0.47) (0.47) 8.98 13.10 (b) 34,095&#9; 0.99 (c) 1.01 (d) 4.63  22.3  2023 8.83 0.38 (0.37) 0.01 (0.46) (0.46) 8.38 0.24 (b) 31,131&#9; 1.06 (c) 1.08 (d) 4.49  16.5  2022 10.32 0.36 (1.41) (1.05) (0.44) (0.44) 8.83 (10.38) (b) 36,128&#9; 1.01 (c) 1.03 (d) 3.80  15.4  2021 10.01 0.37 0.37 0.74 (0.43) (0.43) 10.32 7.50 (b) 42,288&#9; 1.00 (c) 1.02 (d) 3.68  21.6  Institutional shares 2025 9.23 0.45 0.17 0.62 (0.51) (0.51) 9.34 6.95  3,719,221&#9; 0.80  –  4.90  24.8  2024 8.60 0.43 0.68 1.11 (0.48) (0.48) 9.23 13.32  4,396,219&#9; 0.80  –  4.82  22.3  2023 9.05 0.41 (0.38) 0.03 (0.48) (0.48) 8.60 0.48  3,930,780&#9; 0.81 (e) –  4.74  16.5  2022 10.56 0.39 (1.44) (1.05) (0.46) (0.46) 9.05 (10.14)  4,213,593&#9; 0.79 (e) –  4.01  15.4  2021 10.24 0.40 0.37 0.77 (0.45) (0.45) 10.56 7.64  5,472,494&#9; 0.79 (e) –  3.87  21.6  R-3 shares 2025 9.16 0.41 0.17 0.58 (0.47) (0.47) 9.27 6.51  2,206&#9; 1.27  –  4.43  24.8  2024 8.54 0.38 0.68 1.06 (0.44) (0.44) 9.16 12.76  1,747&#9; 1.27  –  4.36  22.3  2023 8.98 0.37 (0.37) – (0.44) (0.44) 8.54 0.11  1,981&#9; 1.27  –  4.26  16.5  2022 10.48 0.35 (1.43) (1.08) (0.42) (0.42) 8.98 (10.53)  7,838&#9; 1.26  –  3.64  15.4  2021 10.16 0.35 0.37 0.72 (0.40) (0.40) 10.48 7.20  2,521&#9; 1.26  –  3.38  21.6  R-5 shares 2025 9.17 0.43 0.18 0.61 (0.50) (0.50) 9.28 6.82  3,529&#9; 0.96  –  4.71  24.8  2024 8.55 0.41 0.68 1.09 (0.47) (0.47) 9.17 13.10  2,553&#9; 0.96  –  4.65  22.3  2023 9.01 0.40 (0.39) 0.01 (0.47) (0.47) 8.55 0.21  1,987&#9; 0.96  –  4.59  16.5  2022 10.51 0.38 (1.43) (1.05) (0.45) (0.45) 9.01 (10.24)  2,726&#9; 0.95  –  3.82  15.4  2021 10.19 0.39 0.36 0.75 (0.43) (0.43) 10.51 7.51  4,126&#9; 0.95  –  3.72  21.6  R-6 shares 2025 9.22 0.46 0.17 0.63 (0.52) (0.52) 9.33 7.06  897,789&#9; 0.70  –  4.99  24.8  2024 8.60 0.44 0.67 1.11 (0.49) (0.49) 9.22 13.31  959,105&#9; 0.71  –  4.92  22.3  2023 9.05 0.42 (0.38) 0.04 (0.49) (0.49) 8.60 0.59  941,791&#9; 0.70  –  4.85  16.5  2022 10.55 0.40 (1.43) (1.03) (0.47) (0.47) 9.05 (9.97)  1,228,160&#9; 0.70  –  4.11  15.4  2021 10.24 0.41 0.36 0.77 (0.46) (0.46) 10.55 7.64  1,706,467&#9; 0.70 (e) –  3.97  21.6  (a) Calculated based on average shares outstanding during the period. (b) Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable. (c) Subject to Manager's contractual expense limit and/or Distributor's voluntary distribution fee limit. (d) Excludes expense reimbursement from Manager and/or Distributor. (e) Subject to Manager's contractual expense limit. D-24

ADDITIONAL INFORMATION
Additional information about the Funds is available in the SAI dated December 31, 2025, which is incorporated by reference into this Prospectus. Additional information about each Fund’s investments is available in the Registrant’s Annual Report to Shareholders and Semi-Annual Report to Shareholders filed on Form N-CSR. In the Registrant’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the last fiscal year. In Form N-CSR, you will find the Registrant’s annual and semi-annual financial statements. The SAI and the Registrant’s Annual and Semi-Annual Reports to Shareholders, and other information such as Fund financial statements, are available and can be obtained free of charge by writing Principal Funds, P.O. Box 219971, Kansas City, MO 64121-9971. In addition, the Registrant makes its SAI and Annual and Semi-Annual Reports available, free of charge, on www.PrincipalAM.com/Prospectuses. To request this and other information about the Funds and to make shareholder inquiries, telephone 1-800-222-5852.
Reports and other information about the Registrant are available on the EDGAR Database on the SEC’s internet site at www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
The Registrant has entered into a management agreement with PGI. The Registrant and/or PGI, on behalf of the Funds, enter into contractual arrangements with various parties, including, among others, the Funds' sub-advisors, distributor, transfer agent, and custodian, who provide services to the Funds. These arrangements are between the Registrant and/or PGI and the applicable service provider. Shareholders are not parties to, or intended to be third-party beneficiaries of, any of these arrangements. Such arrangements are not intended to create in any individual shareholder or group of shareholders any right, including the right to enforce such arrangements against the service providers or to seek any remedy thereunder against PGI or any other service provider, either directly or on behalf of the Registrant or any Fund.
This Prospectus provides information that you should consider in determining whether to purchase shares of a Fund. This Prospectus, the SAI, or the contracts that are exhibits to the Registrant’s Registration Statement are not intended to give rise to any agreement or contract between the Registrant and/or any Fund and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders, or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.
The U.S. government does not insure or guarantee an investment in any of the Funds.
Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, Principal Bank or any other financial institution, nor are shares of the Funds federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

Principal Funds, Inc. SEC File 811-07572

E

PRINCIPAL FUNDS, INC.
(“PFI” or the “Registrant”)
Statement of Additional Information
Dated December 31, 2025
This Statement of Additional Information ("SAI") is not a prospectus. It contains information in addition to the information in the Registrant's Prospectus. The Prospectus, which may be amended from time to time, contains the basic information you should know before investing in a Fund. You should read this SAI together with the Prospectus dated December 31, 2025.
Incorporation by Reference: Certain information included in the Registrant’s Annual Report to Shareholders and Form N-CSR for the fiscal year ended August 31, 2025 is hereby incorporated by reference into and is legally part of this SAI.
For a free copy of the current Prospectus, Semi-Annual Report, or Annual Report, call 1-800-222-5852 or write:
Principal Funds
P.O. Box 219971
Kansas City, MO 64121-9971
The Prospectus may be viewed at www.PrincipalAM.com/Prospectuses.

Ticker Symbols by Share Class
Fund	A	C	J	Inst.	R-3	R-5	R-6	S
Blue Chip	PBLAX	PBLCX	PBCJX	PBCKX	PGBEX	PGBGX	PGBHX
Bond Market Index			PBIJX	PNIIX	PBOIX	PBIQX
Capital Securities								PCSFX
Diversified Real Asset	PRDAX			PDRDX	PGDRX		PDARX
Global Listed Infrastructure (formerly, Global Sustainable Listed Infrastructure)				PGSLX
Global Macro							PAFIX
Global Multi-Strategy	PMSAX			PSMIX			PGLSX
International Equity Index				PIDIX	PIIOX	PIIQX	PFIEX
International Small Company				PISMX			PFISX
Opportunistic Municipal	PMOAX			POMFX
Small-MidCap Dividend Income	PMDAX	PMDDX		PMDIX			PMDHX
Spectrum Preferred and Capital Securities Income	PPSAX	PRFCX	PPSJX	PPSIX	PNARX	PPARX	PPREX
On December 9, 2025, the Principal Funds, Inc. Board of Directors approved the liquidation of the Class R-3 shares of the Diversified Real Asset Fund. Following the close of business on or about March 27, 2026, delete references to Class R-3 shares from the Statement of Additional Information for the Diversified Real Asset Fund.

2

HISTORY OF THE FUNDS
Principal Funds, Inc. (“PFI” or the “Registrant”), a Maryland corporation, was organized as Principal Special Markets Fund, Inc. on January 28, 1993. The Registrant changed its name to Principal Investors Fund, Inc. effective September 14, 2000 and to Principal Funds, Inc. effective June 13, 2008.
On January 12, 2007, the Registrant acquired WM Trust I, WM Trust II, and WM Strategic Asset Management Portfolios, LLC.
Classes offered by each series of the Registrant (each, a “Fund” and, together, the “Funds”) are shown in the following table.

Share Class
Fund	A	C	J	Inst.	R-3	R-5	R-6	S
Blue Chip	X	X	X	X	X	X	X
Bond Market Index			X	X	X	X
Capital Securities								X
Diversified Real Asset	X			X	X		X
Global Listed Infrastructure				X
Global Macro							X
Global Multi-Strategy	X			X			X
International Equity Index				X	X	X	X
International Small Company				X			X
Opportunistic Municipal	X			X
Small-MidCap Dividend Income	X	X		X			X
Spectrum Preferred and Capital Securities Income	X	X	X	X	X	X	X
Each class has different expenses. Because of these different expenses, the investment performance of the classes will vary. For more information, including your eligibility to purchase certain classes of shares, call Principal Funds at 1-800-222-5852.
Principal Global Investors, LLC (“PGI” or the “Manager”) may recommend to the Board of Directors (the “Board”), and the Board may elect, to close certain Funds to new investors or close certain Funds to new and existing investors. PGI may make such a recommendation when a Fund approaches a size where additional investments in the Fund have the potential to adversely impact Fund performance and make it increasingly difficult to keep the Fund fully invested in a manner consistent with its investment objective. PGI may also recommend to the Board, and the Board may elect, to close certain share classes to new or new and existing investors.
3

DESCRIPTION OF THE FUNDS’ INVESTMENTS AND RISKS
The Registrant is a registered, open-end management investment company, commonly called a mutual fund. The Registrant consists of multiple investment portfolios, which are referred to as “Funds.” Each Fund has its own investment objective, strategies, and portfolio management team. As described below, each Fund has adopted a fundamental policy regarding diversification, as that term is used in the Investment Company Act of 1940, as amended (the “1940 Act”), and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.
Fund Policies
The investment objective, principal investment strategies, and principal risks of each Fund are described in the Prospectus. This SAI contains supplemental information about those strategies and risks and the types of securities that those managing the investments of each Fund can select. Additional information is also provided about other strategies that each Fund may use to try to achieve its objective.
The composition of each Fund and the techniques and strategies that those managing a Fund’s investments may use in selecting securities will vary over time. A Fund is not required to use all of the investment techniques and strategies available to it in seeking its goals.
Unless otherwise indicated, with the exception of the percentage limitations on borrowing, the restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation, resulting from market fluctuations or in a rating by a rating service, does not require elimination of any security from a Fund’s portfolio.
The investment objective of each Fund and, except as described below as “fundamental restrictions,” the investment strategies described in this SAI and the Prospectus are not fundamental and may be changed by the Board without shareholder approval.
With the exception of the diversification test required by the Internal Revenue Code, the Funds will not consider collateral held in connection with securities lending activities when applying any of the following fundamental restrictions or any other investment restriction set forth in the Prospectus or SAI.
Fundamental Restrictions
Except as specifically noted, each Fund has adopted the following fundamental restrictions. Each fundamental restriction is a matter of fundamental policy and may not be changed without a vote of a majority of the outstanding voting securities of the affected Fund, except as permitted by the 1940 Act or other governing statute and the rules thereunder, the U.S. Securities and Exchange Commission (the “SEC”), or other regulatory agency with authority over the Funds. The 1940 Act provides that “a vote of a majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding Fund shares or (2) 67% or more of the Fund shares present at a meeting if more than 50% of the outstanding Fund shares are represented at the meeting in person or by proxy. Each share has one vote, with fractional shares voting proportionately. Shares of all classes of a Fund will vote together as a single class, except when otherwise required by law or as determined by the Board.
Each Fund:
1)may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.
2)has adopted a commodities policy, as follows:
(a)The Opportunistic Municipal Fund may not purchase or sell commodities, except as permitted under the 1940 Act, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.
(b)The remaining Funds may not purchase or sell commodities, except as permitted by applicable law, regulation, or regulatory authority having jurisdiction.
3)may not purchase or sell real estate, which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein, except that each Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.
4)may not borrow money, except as permitted under the 1940 Act, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.
5)may not make loans, except as permitted under the 1940 Act, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.
4

6)has adopted a policy regarding diversification, as follows:
(a)The Blue Chip Fund has elected to be non-diversified.
(b)All other Funds have elected to be treated as a "diversified" investment company, as that term is used in the 1940 Act, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.
7)has adopted a concentration policy, as follows:
(a)The Capital Securities, Diversified Real Asset, Global Listed Infrastructure, and Spectrum Preferred and Capital Securities Income Funds will concentrate their investments in a particular industry or group of industries as described in the Prospectus.
(b)The Bond Market Index and International Equity Index Funds will not concentrate their investments in a particular industry, except to the extent that their related Index is also so concentrated.
(c)The Opportunistic Municipal Fund may not concentrate, as that term is used in the 1940 Act, its investments in a particular industry, except as permitted under the 1940 Act, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.
(d)The remaining Funds may not concentrate, as that term is used in the 1940 Act, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time, its investments in a particular industry or group of industries.
8)    may not act as an underwriter of securities, except to the extent that the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.
Non-Fundamental Restrictions
Except as specifically noted, each Fund has also adopted the following non-fundamental restrictions. Non-fundamental restrictions are not fundamental policies and may be changed without shareholder approval. It is contrary to each Fund’s present policy to:
1)Invest more than 15% of its net assets in illiquid securities and in repurchase agreements maturing in more than seven days, except to the extent permitted by applicable law or regulatory authority having jurisdiction, from time to time.
2)Pledge, mortgage, or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions that involve any future payment obligation, as permitted under the 1940 Act, as amended, and as interpreted, modified, or otherwise permitted by any regulatory authority having jurisdiction, from time to time, are not deemed to be pledges, mortgages, hypothecations, or other encumbrances.
3)Invest in companies for the purpose of exercising control or management.
4)Invest more than 25% of its assets in foreign securities; however:
(a)the Spectrum Preferred and Capital Securities Income Fund may not invest more than 60% of its assets in foreign securities;
(b)the Capital Securities, Diversified Real Asset, Global Listed Infrastructure, Global Macro, Global Multi-Strategy, International Equity Index, and International Small Company Funds each may invest up to 100% of its assets in foreign securities;
(c)the Bond Market Index Fund may invest in foreign securities to the extent that the relevant index is so invested; and
(d)the Opportunistic Municipal Fund may not invest in foreign securities.
5)Invest more than 5% of its total assets in real estate limited partnership interests.
The Diversified Real Asset and Global Multi-Strategy Funds have not adopted this non-fundamental restriction.
6)Acquire securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, invest more than 10% of its total assets in securities of other investment companies, invest more than 5% of its total assets in the securities of any one investment company, or acquire more than 3% of the outstanding voting securities of any one investment company, except in connection with a merger, consolidation, or plan of reorganization and except as permitted by the 1940 Act, SEC Rules adopted under the 1940 Act, or exemptions granted by the SEC. The Fund may purchase securities of closed-end investment companies in the open market where no underwriter or dealer’s commission or profit, other than a customary broker’s commission, is involved.
5

Non-Fundamental Policy - Rule 35d-1 under the 1940 Act - Investment Company Names
Except as specifically noted, each Fund has also adopted a non-fundamental policy, pursuant to SEC Rule 35d-1, which requires it, under normal circumstances, to invest at least 80% of its net assets, plus any borrowings for investment purposes, in the type of investments, industry, or geographic region (as described in the Prospectus) as suggested by the name of the Fund.
This policy applies at the time of purchase. A Fund will provide 60 days’ notice to shareholders prior to implementing a change in this policy for the Fund. For purposes of this non-fundamental policy, each Fund tests market capitalization ranges monthly.
For purposes of testing this requirement with respect to:
•Forward foreign currency contracts and other investments that have economic characteristics similar to foreign currency: the value of such contracts and investments may include the Fund’s investments in cash and/or cash equivalents to the extent such cash and/or cash equivalents are maintained with respect to the Fund’s exposure under its forward foreign currency contracts and similar investments.
•Derivatives instruments: each Fund will typically count the mark-to-market value of such derivatives. However, a Fund may use a derivative contract’s notional value when it determines that notional value is an appropriate measure of the Fund’s exposure to investments. For example, with respect to single-name equity swaps that are “fully paid” (equity swaps in which cash and/or cash equivalents are posted as collateral for the purpose of covering the full notional value of the swap), each Fund will count the value of such cash and/or cash equivalents.
In addition, if a Fund's policy is to invest in a certain type of security, the Fund may gain exposure to that type of investment through derivatives or other instruments.
•Investments in underlying funds (including ETFs): each Fund will count all investments in an underlying fund toward the requirement as long as 80% of the value of such underlying fund’s holdings focus on the particular type of investment suggested by the Fund name.
The Global Macro Fund and the Global Multi-Strategy Fund have not adopted this non-fundamental policy.
The Opportunistic Municipal Fund has adopted a fundamental policy that requires it, under normal circumstances, to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in investments, the income from which is exempt from federal income tax or so that at least 80% of the income the Fund distributes will be exempt from federal income tax.
Investment Strategies and Risks Related to Borrowing and Senior Securities, Commodity-Related Investments, Industry Concentration, and Loans
Borrowing and Senior Securities
Under the 1940 Act, a fund that borrows money is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund’s total assets made for temporary or emergency purposes. If a fund invests the proceeds of borrowing, borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund’s portfolio. If a fund invests the proceeds of borrowing, money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.
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Commodity-Related Investments
All Funds Except the Diversified Real Asset Fund, Global Macro Fund, and Global Multi-Strategy Fund
Under the 1940 Act, a fund’s registration statement must recite the fund’s policy with regard to investing in commodities. Each Fund may invest in commodities to the extent permitted by applicable law and under its fundamental and non-fundamental policies and restrictions. Pursuant to a claim for exclusion filed with the Commodity Futures Trading Commission (“CFTC”) on behalf of each of the Funds under Rule 4.5, PGI is not deemed to be a “commodity pool operator” under the Commodity Exchange Act (“CEA”) as it specifically relates to PGI’s operations with respect to the Funds, and the Funds, therefore, are not considered regulated commodity pools and are not subject to registration or regulation under the CEA. The CFTC amended Rule 4.5 exclusions for certain otherwise regulated persons from the definition of the term “commodity pool operator.” Rule 4.5 provides that an investment company does not meet the definition of “commodity pool operator” if its use of futures contracts, options on futures contracts, and swaps is sufficiently limited that the fund can fall within one of two exclusions set out in Rule 4.5. Each Fund intends to limit its use of futures contracts, options on futures contracts, and swaps to the degree necessary to fall within one of the two exclusions. If a Fund is unable to do so, it may incur expenses that are necessary to comply with the CEA and rules the CFTC has adopted under it.
Diversified Real Asset Fund, Global Macro Fund, and Global Multi-Strategy Fund
The Diversified Real Asset Fund, the Global Macro Fund, and the Global Multi-Strategy Fund are each deemed to be a “commodity pool” under the CEA, and PGI is considered a “commodity pool operator” with respect to each such Fund. PGI is, therefore, subject to dual regulation by the SEC and the CFTC. The CFTC or the SEC could alter the regulatory requirements governing the use of commodity futures (which include futures on broad-based securities indexes, interest rate futures, and currency futures) or options on commodity futures or swaps transactions by investment companies, including these Funds.
To gain exposure to the commodity markets within the limitations of the federal tax law requirements applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the “Code”), the Diversified Real Asset Fund, the Global Macro Fund, and the Global Multi-Strategy Fund may each invest up to 25% of its total assets in its respective wholly-owned subsidiary organized under the laws of the Cayman Islands (a “Cayman Subsidiary”). The Diversified Real Asset Fund, the Global Macro Fund, and the Global Multi-Strategy Fund may test for compliance with certain investment restrictions on a consolidated basis with its Cayman Subsidiary. With respect to investments that involve leverage, each Cayman Subsidiary’s assets will be aggregated with the assets of the respective parent fund for compliance with the SEC’s derivatives rule.
Industry Concentration
“Concentration” means a fund invests more than 25% of its net assets in a particular industry or group of industries. To monitor compliance with the policy regarding industry concentration, the Funds may use the industry classifications provided by Bloomberg, L.P., the Morgan Stanley Capital International (MSCI)/Standard & Poor’s Global Industry Classification Standard (GICS), the Directory of Companies Filing Annual Reports with the SEC, or any other reasonable industry classification system. With respect to monitoring industry concentration, a Fund concentrating in the “financial services industry” concentrates its investments in one or more industries classified within the broader financial services sector.
•Each Fund interprets its policy with respect to concentration in a particular industry to apply only to direct investments in the securities of issuers in a particular industry.
•For purposes of this restriction, government securities (such as treasury securities or mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies, or instrumentalities) are not subject to the Funds’ industry concentration restrictions.
•Each Fund views its investments in tax-exempt municipal securities as not representing interests in any particular industry or group of industries. For information about municipal securities, see the Municipal Obligations section.
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Loans
A Fund may not make loans to other persons, except (i) as permitted by the 1940 Act and the Rules and Regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC Staff, or other authority of competent jurisdiction, or (ii) pursuant to exemptive or other relief or permission from the SEC, SEC Staff, or other authority of competent jurisdiction. Generally, this means the Funds are typically permitted to make loans but must take into account potential issues such as liquidity, valuation, and avoidance of impermissible transactions. Examples of permissible loans include (a) the lending of its portfolio securities, (b) the purchase of debt securities, loan participations, and/or engaging in direct corporate loans in accordance with the Fund’s investment objective and policies, (c) the entry into a repurchase agreement (to the extent such entry is deemed to be a loan), and (d) loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the SEC.
Other Investment Strategies and Risks
Artificial Intelligence
The capabilities and use of artificial intelligence (“AI”) are rapidly increasing. AI may be utilized by the Funds’ advisor and/or sub-advisors; by issuers in which the Funds invest; or by the Funds’ service providers. AI technologies rely heavily on the collection and analysis of large amounts of data and complex algorithms, and it is possible that AI may produce inaccurate, biased, misleading, or incomplete outputs that could lead to adverse effects for the advisor and/or sub-advisor, issuers, and/or service providers using such technologies. These adverse effects may include reputational harm, legal liability, disruptions to business operations, and/or operational errors and investment losses by users of AI technologies, all of which could impact the Funds. AI also could face regulatory scrutiny in the future, which could limit its development and use. It is impossible to predict the full extent of risks that could impact the Funds from the development and use of AI.
Commodity Index-Linked Notes
A commodity index-linked note is a type of structured note that is a derivative instrument. Over the long term, the returns on a fund’s investments in commodity index-linked notes are expected to exhibit low or negative correlation with stocks and bonds, which means the prices of commodity-linked notes may move in a different direction than investments in traditional equity and debt securities. As an example, during periods of rising inflation, debt securities have historically tended to decrease in value and the prices of certain commodities, such as oil and metals, have historically tended to increase. The reverse may be true during “bull markets,” when the value of traditional securities such as stocks and bonds is increasing. Under such economic conditions, a fund’s investments in commodity index-linked notes may be expected not to perform as well as investments in traditional securities. There can be no assurance, however, that derivative instruments will perform in that manner in the future and, at certain times in the past, the price movements of commodity-linked investments have been parallel to debt and equity securities. If commodities prices move in tandem with the prices of financial assets, they may not provide overall portfolio diversification benefits.
Convertible Securities
A convertible security is a bond, debenture, note, preferred stock, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.
Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer.
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If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.
A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a fund is called for redemption, the fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the fund’s ability to achieve its investment objective.
Synthetic Convertibles
A “synthetic” convertible security may be created by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.
More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when such a combination may better achieve a fund’s investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, a fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.
A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument.
A fund also may purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issues the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes credit risk associated with the underlying investment, and the fund in turn assumes credit risk associated with the convertible note.
Corporate Reorganizations
Funds may invest in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation, or reorganization proposal has been announced if, in the judgment of those managing the fund’s investments, there is a reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved. The primary risk of such investments is that if the contemplated transaction is abandoned, revised, delayed, or becomes subject to unanticipated uncertainties, including, for example, new or revised laws or regulations, the market price of the securities may decline below the purchase price paid by a fund.
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In general, securities that are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. However, the increased market price of such securities may discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount: significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets, or cash to be received by shareholders of the prospective company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of those managing the fund’s investments, which must appraise not only the value of the issuer and its component businesses, but also the financial resources and business motivation of the offer or proposal as well as the dynamics of the business climate when the offer or proposal is in process.
Cryptocurrencies
(Applicable to a portion of the Global Multi-Strategy Fund)
Cryptocurrencies, also referred to as virtual currencies or digital currencies, are currencies that exist in a digital form and are designed to act as a peer-to-peer medium of exchange. There are thousands of cryptocurrencies, the most well-known of which is bitcoin. The Global Multi-Strategy Fund may have exposure to cryptocurrencies through cryptocurrency futures contracts.
Cryptocurrency exchanges are new, largely unregulated, and may be exposed to fraud, manipulation, security breaches, and business or operational disruptions or failures. Cryptocurrencies are subject to significant fluctuations in value. Cryptocurrencies generally operate without central authority (such as a bank) and are not backed by any government, corporation, or other identified body. Federal, state, and/or foreign governments may restrict the use and exchange of cryptocurrency, and regulation in the U.S. is still developing. The value of a cryptocurrency may decline precipitously (including to zero) for a variety of reasons, including, but not limited to, regulatory changes, a loss of confidence in their exchanges or networks, or a change in user preference to other cryptocurrencies.
Many significant aspects of the U.S. federal income tax treatment of investments in cryptocurrency are uncertain, and an investment in cryptocurrency may produce income that is not treated as qualifying income for purposes of the income test applicable to regulated investment companies.
Cyber Security Issues
Each Fund and its service providers may be subject to cyber security risks. Those risks include, among others, theft, misuse, or corruption of data maintained online or digitally; denial of service attacks on websites; the loss or unauthorized release of confidential and proprietary business and personal information; operational disruption; or various other forms of cyber security breaches. Cyber-attacks against or security breakdowns of a Fund or its service providers may harm the Fund and its shareholders, potentially resulting in, among other things, financial losses, the inability to buy or sell Fund shares, the inability to calculate a Fund’s NAV, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance and remediation costs. Geopolitical tensions may, from time to time, increase the scale and sophistication of cyber-attacks. Cyber security risks may also affect issuers of securities in which a Fund invests, potentially causing the Fund’s investment in such issuers to lose value. Despite cyber security protocols and other risk management processes, there can be no guarantee that a Fund will avoid losses relating to cyber security risks or other information security breaches. The rapidly increasing capabilities and use of artificial intelligence (as discussed under "Artificial Intelligence"), including by bad actors, could exacerbate these risks.
Derivatives
Options on Securities and Securities Indices
Funds may write (sell) and purchase call and put options on securities and on securities indices. Funds may engage in these transactions to hedge against a decline in the value of securities owned or an increase in the price of securities that the Fund plans to purchase, or to generate additional revenue.
•Exchange-Traded Options. An exchange-traded option may be closed out only on an exchange that generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that a Fund would have to exercise the option in order to consummate the transaction.
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•Over the Counter (“OTC”) Options. OTC options differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. An OTC option (an option not traded on an established exchange) may be closed out only by agreement with the other party to the original option transaction. With OTC options, a Fund is at risk that the other party to the transaction will default on its obligations or will not permit the Fund to terminate the transaction before its scheduled maturity. While a Fund will seek to enter into OTC options only with dealers who agree to or are expected to be capable of entering into closing transactions with a Fund, there can be no assurance that a Fund will be able to liquidate an OTC option at a favorable price at any time prior to its expiration. OTC options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations.
•FLexible EXchange Options (“FLEX Options”). FLEX Options are customized options contracts available through national securities exchanges that are guaranteed for settlement by the Options Clearing Corporation (“OCC”), a market clearinghouse. FLEX Options provide investors with the ability to customize terms of an option, including exercise prices, exercise styles (European-style options, which are exercisable only at the expiration date, versus American-style options, which are exercisable any time prior to the expiration date), and expiration dates, while achieving price discovery in competitive, transparent auction markets and avoiding the counterparty exposure of the OTC option positions.
There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities. The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for a Fund.
Writing Call and Put Options. When a Fund writes a call option, it gives the purchaser of the option the right to buy a specific security at a specified price at any time before the option expires. When a Fund writes a put option, it gives the purchaser of the option the right to sell to the Fund a specific security at a specified price at any time before the option expires. In both situations, the Fund receives a premium from the purchaser of the option.
The premium received by a Fund reflects, among other factors, the current market price of the underlying security, the relationship of the exercise price to the market price, the time period until the expiration of the option and interest rates. The premium generates additional income for the Fund if the option expires unexercised or is closed out at a profit. By writing a call, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option, but it retains the risk of loss if the price of the security should decline. By writing a put, a Fund assumes the risk that it may have to purchase the underlying security at a price that may be higher than its market value at time of exercise.
A Fund usually owns the underlying security covered by any outstanding call option. With respect to an outstanding put option, a Fund deposits and maintains with its custodian or segregates on the Fund’s records, cash, or other liquid assets with a value at least equal to the market value of the option that was written.
Once a Fund has written an option, it may terminate its obligation before the option is exercised. The Fund executes a closing transaction by purchasing an option of the same series as the option previously written. The Fund has a gain or loss depending on whether the premium received when the option was written exceeds the closing purchase price plus related transaction costs.
Purchasing Call and Put Options. When a Fund purchases a call option, it receives, in return for the premium it pays, the right to buy from the writer of the option the underlying security at a specified price at any time before the option expires. A Fund purchases call options in anticipation of an increase in the market value of securities that it intends ultimately to buy. During the life of the call option, the Fund is able to buy the underlying security at the exercise price regardless of any increase in the market price of the underlying security. For a call option to result in a gain, the market price of the underlying security must exceed the sum of the exercise price, the premium paid, and transaction costs.
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When a Fund purchases a put option, it receives, in return for the premium it pays, the right to sell to the writer of the option the underlying security at a specified price at any time before the option expires. A Fund purchases put options in anticipation of a decline in the market value of the underlying security. During the life of the put option, the Fund is able to sell the underlying security at the exercise price regardless of any decline in the market price of the underlying security. In order for a put option to result in a gain, the market price of the underlying security must decline, during the option period, below the exercise price enough to cover the premium and transaction costs.
Once a Fund purchases an option, it may close out its position by selling an option of the same series as the option previously purchased. The Fund has a gain or loss depending on whether the closing sale price exceeds the initial purchase price plus related transaction costs.
Options on Securities Indices. Each Fund may purchase and sell put and call options on any securities index based on securities in which the Fund may invest. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. Each Fund engages in transactions in put and call options on securities indices for the same purposes as they engage in transactions in options on securities. When a Fund writes call options on securities indices, it holds in its portfolio underlying securities which, in the judgment of those managing the fund’s investments, correlate closely with the securities index and which have a value at least equal to the aggregate amount of the securities index options.
Index Warrants. A Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at a time when, in the case of a call warrant, the exercise price is more than the value of the underlying index, or in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Fund were not to exercise an index warrant prior to its expiration, then a Fund would lose the amount of the purchase price paid by it for the warrant. A Fund will normally use index warrants in a manner similar to its use of options on securities indices.
Risks Associated with Option Transactions. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. A Fund generally purchases or writes only those options for which there appears to be an active secondary market. However, there is no assurance that a liquid secondary market on an exchange exists for any particular option, or at any particular time. If a Fund is unable to effect closing sale transactions in options it has purchased, it has to exercise its options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities. If the Fund is unable to effect a closing purchase transaction for a covered option that it has written, it is not able to sell the underlying securities until the option expires or is exercised. A Fund’s ability to terminate option positions established in the over-the-counter market may be more limited than a Fund's ability to terminate exchange-traded options and may also involve the risk that broker-dealers participating in such transactions might fail to meet their obligations.
Futures Contracts and Options on Futures Contracts
Funds may purchase and sell futures contracts of many types, including for example, futures contracts covering indexes, financial instruments, and foreign currencies. Funds may purchase and sell financial futures contracts and options on those contracts. Financial futures contracts are commodities contracts based on financial instruments such as U.S. Treasury bonds or bills or on securities indices such as the S&P 500 Index. The Commodity Futures Trading Commission regulates futures contracts, options on futures contracts, and the commodity exchanges on which they are traded. Through the purchase and sale of futures contracts and related options, a Fund may seek to hedge against a decline in the value of securities owned by the Fund or an increase in the price of securities that the Fund plans to purchase. Funds may also purchase and sell futures contracts and related options to maintain cash reserves while simulating full investment in securities and to keep substantially all of its assets exposed to the market. Funds may enter into futures contracts and related options transactions both for hedging and non-hedging purposes.
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Futures Contracts. Funds may purchase or sell a futures contract to gain exposure to a particular market asset without directly purchasing that asset. When a Fund sells a futures contract based on a financial instrument, the Fund is obligated to deliver that kind of instrument at a specified future time for a specified price. When a Fund purchases that kind of contract, it is obligated to take delivery of the instrument at a specified time and to pay the specified price. In most instances, these contracts are closed out by entering into an offsetting transaction before the settlement date. The Fund realizes a gain or loss depending on whether the price of an offsetting purchase plus transaction costs are less or more than the price of the initial sale or on whether the price of an offsetting sale is more or less than the price of the initial purchase plus transaction costs. Although the Fund usually liquidates futures contracts on financial instruments, by entering into an offsetting transaction before the settlement date, they may make or take delivery of the underlying securities when it appears economically advantageous to do so.
A futures contract based on a securities index provides for the purchase or sale of a group of securities at a specified future time for a specified price. These contracts do not require actual delivery of securities but result in a cash settlement. The amount of the settlement is based on the difference in value of the index between the time the contract was entered into and the time it is liquidated (at its expiration or earlier if it is closed out by entering into an offsetting transaction).
When a Fund purchases or sells a futures contract, it pays a commission to the futures commission merchant through which the Fund executes the transaction. When entering into a futures transaction, the Fund does not pay the execution price, as it does when it purchases a security, or a premium, as it does when it purchases an option. Instead, the Fund deposits an amount of cash or other liquid assets (generally about 5% of the futures contract amount) with its futures commission merchant. This amount is known as “initial margin.” In contrast to the use of margin account to purchase securities, the Fund’s deposit of initial margin does not constitute the borrowing of money to finance the transaction in the futures contract. The initial margin represents a good faith deposit that helps assure the Fund’s performance of the transaction. The futures commission merchant returns the initial margin to the Fund upon termination of the futures contract if the Fund has satisfied all its contractual obligations.
Subsequent payments to and from the futures commission merchant, known as “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates, a process known as “marking to market.” The fluctuations make the long or short positions in the futures contract more or less valuable. If the position is closed out by taking an opposite position prior to the settlement date of the futures contract, a final determination of variation margin is made. Any additional cash is required to be paid to or released by the broker and the Fund realizes a loss or gain.
In using futures contracts, a Fund may seek to establish with more certainty than would otherwise be possible the effective price of or rate of return on portfolio securities or securities that the Fund proposes to acquire. A Fund, for example, sells futures contracts in anticipation of a rise in interest rates that would cause a decline in the value of its debt investments. When this kind of hedging is successful, the futures contract increases in value when the Fund’s debt securities decline in value and thereby keeps the Fund’s net asset value from declining as much as it otherwise would. A Fund may also sell futures contracts on securities indices in anticipation of or during a stock market decline in an endeavor to offset a decrease in the market value of its equity investments. When a Fund is not fully invested and anticipates an increase in the cost of securities it intends to purchase, it may purchase financial futures contracts.
When increases in the prices of equities are expected, a Fund may purchase futures contracts on securities indices in order to gain rapid market exposure that may partially or entirely offset increases in the cost of the equity securities it intends to purchase.
Options on Futures Contracts. Funds may also purchase and write call and put options on futures contracts. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a long position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a short position), for a specified exercise price, at any time before the option expires.
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Upon the exercise of a call, the writer of the option is obligated to sell the futures contract (to deliver a long position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a short position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. However, as with the trading of futures, most options are closed out prior to their expiration by the purchase or sale of an offsetting option at a market price that reflects an increase or a decrease from the premium originally paid. Options on futures can be used to hedge substantially the same risks addressed by the direct purchase or sale of the underlying futures contracts. For example, if a Fund anticipates a rise in interest rates and a decline in the market value of the debt securities in its portfolio, it might purchase put options or write call options on futures contracts instead of selling futures contracts.
If a Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. But in contrast to a futures transaction, the purchase of an option involves the payment of a premium in addition to transaction costs. In the event of an adverse market movement, however, the Fund is not subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs.
When a Fund writes an option on a futures contract, the premium paid by the purchaser is deposited with the Fund’s custodian. The Fund must maintain with its futures commission merchant all or a portion of the initial margin requirement on the underlying futures contract. It assumes a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. Subsequent payments to and from the futures commission merchant, similar to variation margin payments, are made as the premium and the initial margin requirements are marked to market daily. The premium may partially offset an unfavorable change in the value of portfolio securities, if the option is not exercised, or it may reduce the amount of any loss incurred by the Fund if the option is exercised.
Risks Associated with Futures Transactions. There are many risks associated with transactions in futures contracts and related options. The value of the assets that are the subject of the futures contract may not move in the anticipated direction. A Fund’s successful use of futures contracts is subject to the ability of those managing the fund’s investments to predict correctly the factors affecting the market values of the Fund’s portfolio securities. For example, if a Fund is hedged against the possibility of an increase in interest rates which would adversely affect debt securities held by the Fund and the prices of those debt securities instead increases, the Fund loses part or all of the benefit of the increased value of its securities it hedged because it has offsetting losses in its futures positions. Other risks include imperfect correlation between price movements in the financial instrument or securities index underlying the futures contract, on the one hand, and the price movements of either the futures contract itself or the securities held by the Fund, on the other hand. If the prices do not move in the same direction or to the same extent, the transaction may result in trading losses.
Prior to exercise or expiration, a position in futures may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the relevant contract market. A Fund enters into a futures contract or related option only if there appears to be a liquid secondary market. There can be no assurance, however, that such a liquid secondary market exists for any particular futures contract or related option at any specific time. Thus, it may not be possible to close out a futures position once it has been established. Under such circumstances, the Fund continues to be required to make daily cash payments of variation margin in the event of adverse price movements. In such situations, if the Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to perform under the terms of the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund’s ability effectively to hedge its portfolio.
Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.
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Debt-Linked and Equity-Linked Securities
Each Fund may invest in debt-linked and equity-linked securities. The investment results of such instruments are intended to correspond generally to the performance of one or more specified equity or debt securities, or of a specific index or analogous “basket” of equity or debt securities. Therefore, investing in these instruments involves risks similar to the risks of investing in the underlying stocks or bonds directly. In addition, a Fund bears the risk that the issuer of an equity- or debt-linked security may default on its obligations under the instrument. Equity- and debt-linked securities are often used for many of the same purposes as, and share many of the same risks with, other derivative instruments as well as structured notes. Like many derivatives and structured notes, equity- and debt-linked securities may be considered illiquid, potentially limiting a Fund’s ability to dispose of them.
Hybrid Instruments
A hybrid instrument is a type of derivative that combines a traditional stock or bond with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be economically similar to a combination of a bond and a call option on oil.
Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of a Fund.
Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, leveraged or unleveraged, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable and therefore are subject to many of the same risks as investments in those underlying securities, instruments or commodities.
Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
Spread Transactions
Funds may engage in spread trades, which typically represent a simultaneous purchase and sale of two different contracts designed to capture the change in the relationship in price between the two contracts. Spread transactions are typically accompanied by lower margin requirements and lower volatility than an outright purchase. Funds may purchase spread options. The purchase of a covered spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The security covering the spread option is maintained in segregated accounts either with the Fund’s custodian or on the Fund’s records. The Funds do not consider a security covered by a spread option to be “pledged” as that term is used in the Fund’s policy limiting the pledging or mortgaging of assets. The purchase of spread options can be used to protect Funds against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities.
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Swap Agreements and Options on Swap Agreements
Funds may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps, to the extent permitted by its investment restrictions. To the extent a Fund may invest in foreign currency-denominated securities, it may also invest in currency swap agreements and currency exchange rate swap agreements. Funds may also enter into options on swap agreements (“swap options”).
Funds may enter into swap transactions for any legal purpose consistent with its investment objectives and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets; to protect against currency fluctuations; as a duration management technique; to protect against any increase in the price of securities a Fund anticipates purchasing at a later date; to gain exposure to one or more securities, currencies, or interest rates; to take advantage of perceived mispricing in the securities markets; or to gain exposure to certain markets in the most economical way possible.
Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index.
•Interest Rate Swaps. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). Forms of swap agreements also include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.
•Currency Swaps. A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the relative values of the specified currencies.
•Index Swaps. An index swap is an agreement to make or receive payments based on the different returns that would be achieved if a notional amount were invested in a specified basket of securities (such as the S&P 500 Index) or in some other investment (such as U.S. Treasury Securities).
•Total Return Swaps. A total return swap is an agreement to make payments of the total return from a specified asset or instrument (or a basket of such instruments) during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another specified asset or instrument. Alternatively, a total return swap can be structured so that one party will make payments to the other party if the value of the relevant asset or instrument increases, but receive payments from the other party if the value of that asset or instrument decreases.
•Commodity Swap Agreements. Consistent with a Fund’s investment objectives and general investment policies, certain of the Funds may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is for more than one period, with interim swap payments, a Fund may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the Secured Overnight Financing Rate (SOFR) or a similar reference rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher fee at each swap reset date.
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•Credit Default Swap Agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. In addition, collateral posting requirements are individually negotiated and there is no regulatory requirement that a counterparty post collateral to secure its obligations or a specified amount of cash, depending upon the terms of the swap, under a credit default swap. Furthermore, there is no requirement that a party be informed in advance when a credit default swap agreement is sold. Accordingly, a Fund may have difficulty identifying the party responsible for payment of its claims. The notional value of credit default swaps with respect to a particular investment is often larger than the total par value of such investment outstanding and, in event of a default, there may be difficulties in making the required deliveries of the reference investments, possibly delaying payments.
Funds may invest in derivative instruments that provide exposure to one or more credit default swaps. For example, a Fund may invest in a derivative instrument known as the Loan-Only Credit Default Swap Index (“LCDX”), a tradable index with 100 equally-weighted underlying single-name loan-only credit default swaps (“LCDS”). Each underlying LCDS references an issuer whose loans trade in the secondary leveraged loan market. A Fund can either buy the index (take on credit exposure) or sell the index (pass credit exposure to a counterparty). While investing in these types of derivatives will increase the universe of debt securities to which a Fund is exposed, such investments entail additional risks that are not typically associated with investments in other debt securities. Credit default swaps and other derivative instruments related to loans are subject to the risks associated with loans generally, as well as the risks of derivative transactions.
•Investment Pools. Funds may invest in publicly or privately issued interests in investment pools whose underlying assets are credit default, credit-linked, interest rate, currency exchange, equity-linked or other types of swap contracts and related underlying securities or securities loan agreements. The pools’ investment results may be designed to correspond generally to the performance of a specified securities index or “basket” of securities, or sometimes a single security. These types of pools are often used to gain exposure to multiple securities with a smaller investment than would be required to invest directly in the individual securities. They also may be used to gain exposure to foreign securities markets without investing in the foreign securities themselves and/or the relevant foreign market. To the extent that a Fund invests in pools of swaps and related underlying securities or securities loan agreements whose return corresponds to the performance of a foreign securities index or one or more foreign securities, investing in such pools will involve risks similar to the risks of investing in foreign securities. In addition to the risks associated with investing in swaps generally, a Fund bears the risks and costs generally associated with investing in pooled investment vehicles, such as paying the fees and expenses of the pool and the risk that the pool or the operator of the pool may default on its obligations to the holder of interests in the pool, such as a Fund. Interests in privately offered investment pools of swaps may be considered illiquid.
•Contracts for Differences. “Contracts for differences” are swap arrangements in which a Fund may agree with a counterparty that its return (or loss) will be based on the relative performance of two different groups or “baskets” of securities. For example, as to one of the baskets, a Fund’s return is based on theoretical long futures positions in the securities comprising that basket, and as to the other basket, a Fund’s return is based on theoretical short futures positions in the securities comprising that other basket. The notional sizes of the baskets will not necessarily be the same, which can give rise to investment leverage. Funds may also use actual long and short futures positions to achieve the market exposure(s) as contracts for differences. Funds may enter into swaps and contracts for differences for investment return, hedging, risk management and for investment leverage.
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•Swaptions. A swap option (also known as “swaptions”) is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. The buyer and seller of the swap option agree on the strike price, length of the option period, the term of the swap, notional amount, amortization and frequency of settlement. Funds may engage in swap options for hedging purposes or in an attempt to manage and mitigate credit and interest rate risk. Funds may write (sell) and purchase put and call swap options. The use of swap options involves risks, including, among others, imperfect correlation between movements of the price of the swap options and the price of the securities, indices or other assets serving as reference instruments for the swap option, reducing the effectiveness of the instrument for hedging or investment purposes.
Obligations under Swap Agreements. The swap agreements a Fund enters into settle in cash and, therefore, provide for calculation of the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund's current obligations (or rights) under such a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund's current obligations under such a swap agreement will be accrued daily (offset against any amounts owed to the Fund).
Risks Associated with Swap Agreements. Swaps can be highly volatile and may have a considerable impact on a Fund’s performance, as the potential gain or loss on any swap transaction is not subject to any fixed limit. Whether a Fund’s use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the ability of those managing the fund’s investments to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that present minimal credit risks, as determined by those managing the fund’s investments. Certain restrictions imposed on each Fund by the Internal Revenue Code may limit a Fund’s ability to use swap agreements.
Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.
Liquidity of Swap Agreements. Some swap markets have grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, these swap markets have become relatively liquid. The liquidity of swap agreements will be determined by those managing the fund’s investments based on various factors, including:
•the frequency of trades and quotations,
•the number of dealers and prospective purchasers in the marketplace,
•dealer undertakings to make a market,
•the nature of the security (including any demand or tender features), and
•the nature of the marketplace for trades (including the ability to assign or offset a portfolio's rights and obligations relating to the investment).
Such determination will govern whether a swap will be deemed to be within each Fund’s restriction on investments in illiquid securities.
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Valuing Swap Agreements. For purposes of applying a fund’s investment policies and restrictions (as stated in the Prospectuses and this SAI) swap agreements are generally valued by the funds at market value. In the case of a credit default swap, however, in applying certain of the funds’ investment policies and restrictions the fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the funds’ other investment policies and restrictions. For example, a fund may value credit default swaps at full exposure value for purposes of the fund’s credit quality guidelines because such value reflects the fund’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.
Permissible Uses of Futures and Options on Futures Contracts
Each Fund may enter into futures contracts and related options transactions, for hedging purposes and for other appropriate risk management purposes, and to modify the Fund’s exposure to various currency, commodity, equity, or fixed-income markets. Each Fund may engage in futures trading in an effort to generate returns. When using futures contracts and options on futures contracts for hedging or risk management purposes, each Fund determines that the price fluctuations in the contracts and options are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. In pursuing traditional hedging activities, each Fund may sell futures contracts or acquire puts to protect against a decline in the price of securities that the Fund owns. Each Fund may purchase futures contracts or calls on futures contracts to protect the Fund against an increase in the price of securities the Fund intends to purchase before it is in a position to do so.
Limitations on the Use of Futures, Options on Futures Contracts, and Swaps
All Funds except the Diversified Real Asset Fund, the Global Macro Fund, and the Global Multi-Strategy Fund. CFTC Rule 4.5 provides that an investment company does not meet the definition of “commodity pool operator” under the CEA if its use of futures contracts, options on futures contracts, and swaps is sufficiently limited that the fund can fall within one of two exclusions set out in Rule 4.5. Each Fund intends to limit its use of futures contracts, options on futures contracts, and swaps to the degree necessary to fall within one of the two exclusions. If a Fund is unable to do so, it may incur expenses that are necessary to comply with the CEA and the rules the CFTC has adopted under it.
Diversified Real Asset Fund, Global Macro Fund, and Global Multi-Strategy Fund. The Diversified Real Asset Fund, the Global Macro Fund, and the Global Multi-Strategy Fund are each deemed to be regulated “commodity pools” under the CEA and, as a result, may invest in futures contracts, options on futures contracts, and swaps in excess of the limitations imposed by the CFTC under Rule 4.5.
Risk of Potential Government Regulation of Derivatives
It is possible that additional government regulation of various types of derivative instruments, including futures, options and swap agreements, may limit or prevent a fund from using such instruments as a part of its investment strategy, and could ultimately prevent a fund from being able to achieve its investment objective. It is difficult to predict the effects future legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of a fund to use certain instruments as a part of its investment strategy.
Limits or restrictions applicable to the counterparties with which the funds engage in derivative transactions could also prevent the funds from using certain instruments.
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Environmental, Social, and Governance Factors in the Selection of Portfolio Securities
(Applicable to all Funds or portions of the Funds, other than Bond Market Index Fund, Global Macro Fund, Global Multi-Strategy Fund, International Equity Index Fund, International Small Company Fund, and Opportunistic Municipal Fund. The below is not applicable to the Global Listed Infrastructure Fund as Sustainable Investing Risk is principal to the Fund and included in the Fund's Prospectus.)
The portfolio managers of the Funds consider one or more environmental, social, and/or governance (“ESG”) factors along with other, non-ESG factors in making investment decisions. The consideration of ESG factors is intended to further the stated objective of the particular Funds. These ESG factors are generally no more significant than other factors in the investment selection process, such that ESG factors may not be determinative in deciding to include or exclude any particular investment in the portfolio. By way of example, environmental factors can include one or more of the following: climate change, natural resources, pollution and waste, and environmental opportunities. Social factors can include one or more of the following: human capital, product liability, stakeholder opposition, and social opportunities. Governance factors can include corporate governance and/or corporate behavior. Integration of ESG factors is qualitative and subjective by nature. There is no guarantee that the criteria used, or judgment exercised, will reflect the beliefs or values of any particular investor. Further, there is no assurance that any strategy or integration of ESG factors will be successful or profitable.
Environmental, Social, and Governance Factors in the Selection of Investment Advisors and Asset Classes
The Diversified Real Asset Fund is structured as an asset allocation fund, in which PGI is responsible for selecting sub-advisors and investment teams within PGI that, in turn, are responsible for selecting underlying investments. In selecting sub-advisors, investment teams, and asset classes, the PGI asset allocation team considers ESG factors. ESG factors are generally no more significant than other factors in the selection process, such that ESG factors may not be determinative in deciding to include or exclude any particular sub-advisor, investment team, or asset class in the portfolio. Integration of ESG factors is qualitative and subjective by nature. There is no guarantee that the criteria used, or judgment exercised, will reflect the beliefs or values of any particular investor. Further, there is no assurance that any strategy or integration of ESG factors will be successful or profitable.
Fixed-Income Securities
ETNs
Certain funds may invest in, or sell short, exchange-traded notes (“ETNs”). ETNs are typically senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market index less applicable fees and expenses. ETNs are listed on an exchange and traded in the secondary market. The fund may hold the ETN until maturity, at which time the issuer is obligated to pay a return linked to the performance of the relevant market index. ETNs do not make periodic interest payments and principal is not protected.
ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs, it will bear their proportionate share of any fees and expenses borne by the ETN. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. ETNs are also subject to tax risk. The Internal Revenue Service (“IRS”) and Congress are considering proposals that would change the timing and character of income and gains from ETNs. There may also be times when an ETN share trades at a premium or discount to its market benchmark or strategy.
Funding Agreements
Some Funds may invest in Guaranteed Investment Contracts (“GICs”) and similar funding agreements. In connection with these investments, a Fund makes cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits to a Fund on a monthly basis guaranteed interest, which is based on an index (such as SOFR or a similar reference rate). The funding agreements provide that this guaranteed interest will not be less than a certain minimum rate. The purchase price paid for a funding agreement becomes part of the general assets of the insurance company. GICs are considered illiquid securities and will be subject to any limitations on such investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.
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Generally, funding agreements are not assignable or transferable without the permission of the issuing company, and an active secondary market in some funding agreements does not currently exist. Investments in GICs are subject to the risks associated with fixed-income instruments generally, and are specifically subject to the credit risk associated with an investment in the issuing insurance company.
Inflation-Indexed Bonds
Some Funds may invest in inflation-indexed bonds or inflation protected debt securities, which are fixed income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semi-annual coupon. Inflation-indexed securities issued by the U.S. Treasury (Treasury Inflation Protected Securities or TIPS) have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (CPI-U), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
Step-Coupon Securities
Each Fund may invest in step-coupon securities. Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. Market values of these types of securities generally fluctuate in response to changes in interest rates to a greater degree than conventional interest-paying securities of comparable term and quality. Under many market conditions, investments in such securities may be illiquid, making it difficult for a Fund to dispose of them or determine their current value.
“Stripped” Securities
Each Fund may invest in stripped securities, which are usually structured with two or more classes that receive different proportions of the interest and principal distribution on a pool of U.S. government or foreign government securities or mortgage assets. In some cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Stripped securities commonly have greater market volatility than other types of fixed-income securities. In the case of stripped mortgage securities, if the underlying mortgage assets experience greater than anticipated payments of principal, a Fund may fail to recoup fully its investments in IOs. Stripped securities may be illiquid. Stripped securities may be considered derivative securities.
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Structured Notes
Some Funds may invest in a broad category of instruments known as “structured notes.” These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors, or the principal and interest rate may vary from the stated rate because of changes in these factors. For example, the issuer’s obligations could be determined by reference to changes in the value of a foreign currency, an index of securities (such as the S&P 500 Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer’s obligations are determined by reference to changes over time in the difference (or “spread”) between two or more external factors (such as the U.S. prime lending rate and the total return of the stock market in a particular country, as measured by a stock index). In some cases, the issuer’s obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer’s interest payment obligations are reduced). In some cases, the issuer’s obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer’s obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the value of a stock index does not exceed some specified maximum), but if the external factor or factors change by more than the specified amount, the issuer’s obligations may be sharply reduced.
Structured notes can serve many different purposes in the management of a fund. For example, they can be used to increase a fund’s exposure to changes in the value of assets that a fund would not ordinarily purchase directly (such as stocks traded in a market that is not open to U.S. investors). They also can be used to hedge the risks associated with other investments a fund holds. For example, if a structured note has an interest rate that fluctuates inversely with general changes in a country’s stock market index, the value of the structured note would generally move in the opposite direction to the value of holdings of stocks in that market, thus moderating the effect of stock market movements on the value of a fund’s portfolio as a whole. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to structured notes is dependent on the extent of the cash flow on the underlying instruments.
Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer’s obligations (and thus the value of a fund’s investment) will be reduced because of adverse changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer’s obligations are determined by reference to some multiple of the change in the external factor or factors. Structured notes also may be more difficult to accurately price than less complex securities and instruments or more traditional debt securities. Many structured notes have limited or no liquidity, so that a fund would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the analysis of those managing the fund’s investments of the issuer’s creditworthiness and financial prospects, and of their forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities apply. Structured notes may be considered derivative securities.
Zero-Coupon Securities
Each Fund may invest in zero-coupon securities. Zero-coupon securities have no stated interest rate and pay only the principal portion at a stated date in the future. They usually trade at a substantial discount from their face (par) value. Zero-coupon securities are subject to greater market value fluctuations in response to changing interest rates than debt obligations of comparable maturities that make distributions of interest in cash.
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Foreign Currency Transactions
Options on Foreign Currencies
A Fund may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. Each Fund may use options on foreign currencies to hedge against adverse changes in foreign currency conversion rates. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of the portfolio securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, a Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio. Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, a Fund could sustain losses or lesser gains on transactions in foreign currency options that would require a Fund to forgo a portion or all of the benefits of advantageous changes in those rates.
Each Fund also may write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the decline expected by a Fund occurs, the option will most likely not be exercised and the diminution in value of portfolio securities will be offset at least in part by the amount of the premium received. Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected by a Fund, will expire unexercised and allow a Fund to hedge the increased cost up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Fund would be required to buy or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.
Futures on Currency
A foreign currency future provides for the future sale by one party and purchase by another party of a specified quantity of foreign currency at a specified price and time. A public market exists in futures contracts covering a number of foreign currencies. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.
Forward Foreign Currency Exchange Contracts
Each Fund may, but is not obligated to, enter into forward foreign currency exchange contracts. Currency transactions include forward currency contracts and exchange listed or over-the-counter options on currencies. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a specified future date at a price set at the time of the contract.
The typical use of a forward contract is to “lock in” the price of a security in U.S. dollars or some other foreign currency which a Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, a Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated in or exposed to during the period between the date on which the security is purchased or sold and the date on which payment is made or received.
Those managing the fund’s investments also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated in or exposed to. At times, each Fund may enter into “cross-currency” hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.
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It should be noted that the use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange between the currencies that can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might result if the value of the currency increases.
Foreign Securities
Investing in foreign securities carries political and economic risks distinct from those associated with investing in the United States. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on or delays in the removal of funds or other assets of a fund, political or financial instability, or diplomatic and other developments that could affect such investments. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment, or on the ability to repatriate assets or to convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability; military action or unrest; or adverse diplomatic developments.
Asia-Pacific Countries
In addition to the risks of foreign investing and the risks of investing in emerging markets, the developing market Asia-Pacific countries in which a Fund may invest are subject to certain additional or specific risks. In the Asia-Pacific markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region, such as Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States.
Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision- making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and/or (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a heavy role in regulating and supervising the economy.
An additional risk common to most such countries is that the economy is heavily export-oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also present risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors. The legal systems in certain developing market Asia-Pacific countries also may have an adverse impact on a Fund. The rights of investors in developing market Asia-Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.
China
Investing in China involves special considerations, including: the risk of nationalization or expropriation of assets or confiscatory taxation; greater governmental involvement in and control over the economy, interest rates and currency exchange rates; controls on foreign investment and limitations on repatriation of invested capital; greater social, economic and political uncertainty; dependency on exports and the corresponding importance of international trade; and currency exchange rate fluctuations. The government of China maintains strict currency controls in support of economic, trade and political objectives and regularly intervenes in the currency market. The government’s actions in this respect may not be transparent or predictable. Furthermore, it is difficult for foreign investors to directly access money market securities in China because of investment and trading restrictions. These and other factors may decrease the value and liquidity of a fund’s investments.
A fund may obtain exposure to companies based or operated in China by investing through legal structures known as variable interest entities (“VIEs”). VIEs are not formally recognized under Chinese law and are subject to risks, such as the risk that China could cease to allow VIEs, could impose new restrictions on VIEs, or could deem the contractual arrangements of VIEs unenforceable. These risks could limit or eliminate the remedies and rights available to VIEs and their investors, such as a fund. If these risks materialize, the value of a fund’s investments in VIEs could be adversely affected, and a fund could incur significant losses with no available recourse.
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Investments in Stock Connect and Bond Connect
Funds may invest in China A shares, which are shares of certain Chinese companies listed and traded through the Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect is a securities trading and clearing program established by Hong Kong Exchanges and Clearing Limited, the Shanghai Stock Exchange (“SSE”), the Shenzhen Stock Exchange (“SZSE”) and China Securities Depository and Clearing Corporation Limited, which seeks to provide mutual stock market access between Mainland China and Hong Kong. Trading through Stock Connect is subject to numerous restrictions and risks that could impair the Fund’s ability to invest in or sell China A shares and adversely affect the Fund’s performance, such as the following:
•China A shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules, regulations, and restrictions. Such securities may lose their eligibility, in which case they presumably could be sold but could no longer be purchased through Stock Connect. Market volatility and settlement difficulties in the China A share markets may result in significant fluctuations in the prices and liquidity of the securities traded on such markets. Further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact the Fund.
•Stock Connect is generally only available on business days when both the China and Hong Kong markets are open and when banking services are available in both markets on the corresponding settlement days. As a result, a Fund may not be able trade when it would be otherwise attractive to do so, and the Fund may not be able to dispose of its China A shares in a timely manner.
•Investing in China A shares is subject to Stock Connect’s clearance and settlement procedures, which could pose risks to the Fund. Certain requirements must be completed before the market opening, or a Fund cannot sell the shares on that trading day. Stock Connect also imposes quotas that limit aggregate net purchases on an exchange on a particular day, and an investor cannot purchase and sell the same security through Stock Connect on the same trading day. Once the daily quota is reached, orders to purchase additional China A shares through Stock Connect will be rejected. Such restrictions could limit a Fund’s ability to sell its China A shares in a timely manner, or to sell them at all.
•If a Fund holds 5% or more of a China A share issuer’s total shares through Stock Connect investments, the Fund must return any profits obtained from the purchase and sale of those shares if both transactions occur within a six-month period. All accounts managed by the Funds’ Advisor and/or its affiliates will be aggregated for purposes of this 5% limitation, which makes it more likely that a Fund’s profits may be subject to these limitations.
•Stock Connect uses an omnibus clearing structure, and the Fund’s shares will be registered in its custodian’s name on the Central Clearing and Settlement System. This may limit the ability of the Fund’s advisor to effectively manage a Fund, and may expose the Fund to the credit risk of its custodian or to greater risk of expropriation. Investment in China A shares through Stock Connect may be available only through a single broker that is an affiliate of the Fund’s custodian, which may affect the quality of execution provided by such broker.
•China A shares purchased through Stock Connect will be held via a book entry omnibus account in the name of Hong Kong Securities Clearing Company Limited (“HKSCC”), Hong Kong’s clearing entity, and not the Fund’s name as the beneficial owner. Therefore, a Fund’s ability to exercise its rights as a shareholder and to pursue claims against the issuer of China A shares may be limited. While Chinese regulations and the Hong Kong Stock Exchange have issued clarifications and guidance supporting the concept of beneficial ownership through Stock Connect, the interpretation of beneficial ownership in China by regulators and courts may continue to evolve.
•The Fund’s investments in China A shares through Stock Connect are generally subject to Chinese securities regulations and listing rules, among other restrictions. The Fund will not benefit from access to Hong Kong investor compensation funds, which are set up to protect against defaults of trades, when investing through Stock Connect. Investments in China A shares may not be covered by the securities investor protection programs of the exchanges and, without the protection of such programs, will be subject to the risk of default by the broker. If the depository of the SSE and the SZSE defaulted, a Fund may not be able to recover fully its losses from the depository or may be delayed in receiving proceeds as part of any recovery process.
•Fees, costs and taxes imposed on foreign investors (such as the Fund) may be higher than comparable fees, costs and taxes imposed on owners of other securities that provide similar investment exposure. Trades using Stock Connect may also be subject to various fees, taxes and market charges imposed by Chinese market participants and regulatory authorities. Uncertainties in China’s tax rules related to the taxation of income and gains from investments in China A shares could result in unexpected tax liabilities for the Fund, and the withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled.
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•Because trades of eligible China A shares on Stock Connect must be settled in Renminbi (RMB), the Chinese currency, Funds investing through Stock Connect will be exposed to RMB currency risks. The ability to hedge RMB currency risks may be limited. The RMB is subject to exchange control restrictions, and the Fund could be adversely affected by delays in converting currencies into RMB and vice versa.
•Because Stock Connect is in its early stages, the effect on the market for trading China A shares with the introduction of numerous foreign investors is currently unknown. Stock Connect is relatively new and may be subject to further interpretation and guidance. There can be no assurance as to Stock Connect’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns.
Funds may also invest in China Interbank bonds traded on the China Interbank Bond Market (“CIBM”) through the China - Hong Kong Bond Connect program (“Bond Connect”). In China, the Hong Kong Monetary Authority Central Money Markets Unit holds Bond Connect securities on behalf of investors (such as the Fund) in accounts maintained with maintained with a China-based custodian (either the China Central Depository & Clearing Co. or the Shanghai Clearing House). Investments using Bond Connect are subject to risks similar to those described above with respect to Stock Connect.
Europe
The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. Certain funds may invest in securities of issuers that are domiciled in, or have significant operations in, member countries of the Economic and Monetary Union of the European Union (the “EU”), which requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners, including some or all of the emerging markets countries. Although certain European countries do not use the euro, many of these countries are obliged to meet the criteria for joining the euro zone. Consequently, these countries must comply with many of the restrictions noted above. The European financial markets have experienced volatility and adverse trends in recent years due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The United Kingdom (the "UK") departed the EU on January 31, 2020 (commonly referred to as "Brexit"). As a result of Brexit, the UK may be less stable than it had been in prior years, and investments in the UK may be more volatile due to economic uncertainty and currency exchange rate fluctuations. The impact of these actions by European countries, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching and could adversely impact the value of investments in the region.
Japan
Japanese investments may be significantly affected by events influencing Japan’s economy and the exchange rate between the Japanese yen and the U.S. dollar. Japan’s economy fell into a long recession in the 1990s. After a few years of mild recovery in the mid-2000s, Japan’s economy fell into another recession as a result of the recent global economic crisis. Japan is heavily dependent on exports and foreign oil. Japan is located in a seismically active area, and has experienced earthquakes and tsunamis that have significantly affected important elements of its infrastructure. Due to these events, Japan’s financial markets can fluctuate dramatically. The full extent of the impact of earthquakes and tsunamis on Japan’s economy and on foreign investment in Japan is difficult to estimate. Japan’s economic prospects may be affected by the political and military situations of its near neighbors, notably North and South Korea, China, and Russia.
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Latin America
Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels. In addition, the political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets. Certain Latin American countries may also have managed currencies, which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such currencies. Finally, a number of Latin American countries are among the largest debtors of developing markets. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.
High Yield Securities
Each Fund may invest a portion of its assets in bonds that are rated below investment grade (sometimes called “high yield bonds” or “junk bonds”), which are rated at the time of purchase Ba1 or lower by Moody’s and BB+ or lower by S&P Global Ratings. If the bond has been rated by only one of the rating agencies, that rating will determine the bond's rating; if the bond is rated differently by the rating agencies, the highest rating will be used; and if the bond has not been rated by either of the rating agencies, those selecting such investments will determine the bond's quality. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a fund would experience a reduction in its income and could expect a decline in the market value of the bonds so affected. Issuers of high yield securities may be involved in restructurings or bankruptcy proceedings that may not be successful. If an issuer defaults, it may not be able to pay all or a portion of interest and principal owed to the fund, it may exchange the high yield securities owned by the fund for other securities, including equities, and/or the fund may incur additional expenses while seeking recovery of its investment. Some funds may also invest in unrated bonds of foreign and domestic issuers. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the expense of obtaining a rating. Those managing the fund’s investments will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated bonds. Unrated bonds will be included in the limitation each fund has with regard to high yield bonds unless those managing the fund’s investments deem such securities to be the equivalent of investment-grade bonds. Some of the high yield securities consist of Rule 144A securities. High yield securities may contain any type of interest rate payment or reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind, and those with auction rate features.
Initial Public Offerings (“IPOs”)
An IPO is a company’s first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading, and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods. The limited number of shares available for trading in some IPOs may make it more difficult for a fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.
When a fund’s asset base is small, a significant portion of the fund’s performance could be attributable to investments in IPOs because such investments would have a magnified impact on the fund. As the fund’s assets grow, the effect of the fund’s investments in IPOs on the fund’s performance probably will decline, which could reduce the fund’s performance. Because of the price volatility of IPO shares, a fund may choose to hold IPO shares for a very short period. This may increase the turnover of the fund’s portfolio and lead to increased expenses to the fund, such as commissions and transaction costs. By selling IPO shares, the fund may realize taxable gains it will subsequently distribute to shareholders.
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Interfund Lending and Borrowing
The SEC has granted an exemption permitting Principal Funds to borrow money from and lend money to each other for temporary or emergency purposes. The loans are subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in overnight repurchase agreements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with a fund’s investment objectives and policies. Interfund loans and borrowings have a maximum duration of seven days. Loans may be called on one day’s notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The Board is responsible for overseeing and periodically reviewing the interfund lending program.
Inverse Floating Rate and Other Variable and Floating Rate Instruments
Each Fund may purchase variable and floating rate instruments. These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. These instruments may also include leveraged inverse floating rate debt instruments, or “inverse floaters”. The interest rate of an inverse floater resets in the opposite direction from the market rate of interest on a security or interest to which it is related. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest and is subject to many of the same risks as derivatives. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Certain of these investments may be illiquid. The absence of an active secondary market with respect to these investments could make it difficult for a Fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that a Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss with respect to such instruments.
Investment Company Securities
Securities of other investment companies, including shares of closed-end investment companies (including interval funds), unit investment trusts, various exchange-traded funds (“ETFs”), and other open-end investment companies, represent interests in professionally managed portfolios that may invest in a variety of instruments. Certain types of investment companies, such as certain closed-end investment companies, do not continuously offer their shares for sale (like open-end investment companies) but instead issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. An interval fund is a type of closed-end investment company that is continuously offered at net asset value, is not listed on an exchange, and only periodically offers to repurchase a limited amount of outstanding shares from its shareholders. Investing in interval funds involves liquidity risk, and the liquidity risk is even greater in interval funds that invest in securities of companies with smaller market capitalizations, derivatives, securities with substantial market and/or credit risk, or securities that are themselves illiquid. Other types of investment companies, such as ETFs, are continuously offered at net asset value but may also be traded in the secondary market. ETFs are often structured to perform in a similar fashion to a broad-based securities index. Investing in ETFs involves generally the same risks as investing directly in the underlying instruments. Investing in ETFs involves the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the index or underlying instruments. Shares of ETFs may trade at prices other than NAV.
A fund that invests in another investment company is subject to the risks associated with direct ownership of the securities in which such investment company invests. Fund shareholders indirectly bear their proportionate share of the expenses of each such investment company, including its advisory and administrative fees. The fund would also continue to pay its own advisory fees and other expenses. Consequently, the fund and its shareholders would, in effect, absorb two levels of fees with respect to investments in other investment companies.
A fund may invest in affiliated underlying funds, and those who manage such fund's investments and their affiliates may earn different fees from different underlying funds and may have an incentive to allocate more fund assets to underlying funds from which they receive higher fees.
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Master Limited Partnerships (“MLPs”)
An MLP is an entity that is generally taxed as a partnership for federal income tax purposes and that derives each year at least 90% of its gross income from “Qualifying Income”. Qualifying Income includes interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from commodities or commodity futures, and income and gain from mineral or natural resources activities that generate Qualifying Income. MLP interests (known as units) are traded on securities exchanges or over-the-counter. An MLP’s organization as a partnership and compliance with the Qualifying Income rules generally eliminates federal tax at the entity level.
An MLP has one or more general partners (who may be individuals, corporations, or other partnerships) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management. Typically, the general partner is owned by company management or another publicly traded sponsoring corporation. When an investor buys units in an MLP, the investor becomes a limited partner. Holders of MLP units have limited control and voting rights on matters affecting the partnership and are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the holders of MLP units to vote to remove or replace the general partner of that MLP, to approve amendments to that MLP’s partnership agreement, or to take other action under the partnership agreement of that MLP would constitute “control” of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the partnership statute of that state. Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them.
The business of certain MLPs is affected by supply and demand for energy commodities because such MLPs derive revenue and income based upon the volume of the underlying commodity produced, transported, processed, distributed, and/ or marketed. Pipeline MLPs have indirect commodity exposure to oil and gas price volatility because, although they do not own the underlying energy commodity, the general level of commodity prices may affect the volume of the commodity the MLP delivers to its customers and the cost of providing services such as distributing natural gas liquids. The costs of natural gas pipeline MLPs to perform services may exceed the negotiated rates under “negotiated rate” contracts. Processing MLPs may be directly affected by energy commodity prices. Propane MLPs own the underlying energy commodity, and therefore have direct exposure to energy commodity prices. The MLP industry in general could be hurt by market perception that MLP’s performance and valuation are directly tied to commodity prices.
Pipeline MLPs are common carrier transporters of natural gas, natural gas liquids (primarily propane, ethane, butane and natural gasoline), crude oil or refined petroleum products (gasoline, diesel fuel and jet fuel). Pipeline MLPs also may operate ancillary businesses such as storage and marketing of such products. Pipeline MLPs derive revenue from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces due to its low-cost structure and government-regulated nature. In addition, most pipeline MLPs have limited direct commodity price exposure because they do not own the product being shipped.
Processing MLPs are gatherers and processors of natural gas as well as providers of transportation, fractionation and storage of natural gas liquids (“NGLs”). Processing MLPs derive revenue from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets. Revenue for the processor is fee based, although it is not uncommon to have some participation in the prices of the natural gas and NGL commodities for a portion of revenue.
Propane MLPs are distributors of propane to homeowners for space and water heating. Propane MLPs derive revenue from the resale of the commodity on a margin over wholesale cost. The ability to maintain margin is a key to profitability. Propane serves approximately 3% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Approximately 70% of annual cash flow is earned during the winter heating season (October through March). Accordingly, volumes are weather dependent, but have utility type functions similar to electricity and natural gas.
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MLPs operating interstate pipelines and storage facilities are subject to substantial regulation by the Federal Energy Regulatory Commission (“FERC”), which regulates interstate transportation rates, services and other matters regarding natural gas pipelines including: the establishment of rates for service; regulation of pipeline storage and liquified natural gas facility construction; issuing certificates of need for companies intending to provide energy services or constructing and operating interstate pipeline and storage facilities; and certain other matters. FERC also regulates the interstate transportation of crude oil, including: regulation of rates and practices of oil pipeline companies; establishing equal service conditions to provide shippers with equal access to pipeline transportation; and establishment of reasonable rates for transporting petroleum and petroleum products by pipeline. Certain MLPs regulated by the FERC have the right, but are not obligated, to redeem common units held by an investor who is not subject to U.S. federal income taxation. The financial condition and results of operations of an MLP that redeems its common units could be adversely impacted.
MLPs are subject to various federal, state and local environmental laws and health and safety laws as well as laws and regulations specific to their particular activities. These laws and regulations address: health and safety standards for the operation of facilities, transportation systems and the handling of materials; air and water pollution requirements and standards; solid waste disposal requirements; land reclamation requirements; and requirements relating to the handling and disposition of hazardous materials. MLPs are subject to the costs of compliance with such laws applicable to them, and changes in such laws and regulations may adversely affect their results of operations.
MLPs may be subject to liability relating to the release of substances into the environment, including liability under federal “Superfund” and similar state laws for investigation and remediation of releases and threatened releases of hazardous materials, as well as liability for injury and property damage for accidental events, such as explosions or discharges of materials causing personal injury and damage to property. Such potential liabilities could have a material adverse effect upon the financial condition and results of operations of MLPs.
MLPs are subject to numerous business related risks, including: deterioration of business fundamentals reducing profitability due to development of alternative energy sources, consumer sentiment with respect to global warming, changing demographics in the markets served, unexpectedly prolonged and precipitous changes in commodity prices and increased competition that reduces the MLP’s market share; the lack of growth of markets requiring growth through acquisitions; disruptions in transportation systems; the dependence of certain MLPs upon the energy exploration and development activities of unrelated third parties; availability of capital for expansion and construction of needed facilities; a significant decrease in natural gas production due to depressed commodity prices or otherwise; the inability of MLPs to successfully integrate recent or future acquisitions; and the general level of the economy.
Municipal Obligations and AMT-Subject Bonds
Municipal Obligations are obligations issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, including municipal utilities, or multi-state agencies or authorities. The interest on Municipal Obligations is exempt from federal income tax in the opinion of bond counsel to the issuer. Three major classifications of Municipal Obligations are: Municipal Bonds, that generally have a maturity at the time of issue of one year or more; Municipal Notes, that generally have a maturity at the time of issue of six months to three years; and Municipal Commercial Paper, that generally has a maturity at the time of issue of 30 to 270 days.
The term “Municipal Obligations” includes debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and electric utilities. Other public purposes for which Municipal Obligations are issued include refunding outstanding obligations, obtaining funds for general operating expenses, and lending such funds to other public institutions and facilities. To the extent that a fund invests a significant portion of its assets in municipal obligations issued in connection with a single project, the fund likely will be affected by the economic, business or political environment of the project.
AMT-Subject Bonds are industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities, and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. They are considered to be Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax in the opinion of bond counsel to the issuer, even though the interest may be subject to the federal individual alternative minimum tax.
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Municipal Bonds
Municipal Bonds may be either “general obligation” or “revenue” issues. General obligation bonds are secured by the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source (e.g., the user of the facilities being financed), but not from the general taxing power. Industrial development bonds and pollution control bonds in most cases are revenue bonds and generally do not carry the pledge of the credit of the issuing municipality. The payment of the principal and interest on industrial revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Funds may also invest in “moral obligation” bonds that are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of the bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.
Municipal Commercial Paper
Municipal Commercial Paper refers to short-term obligations of municipalities that may be issued at a discount and may be referred to as Short-Term Discount Notes. Municipal Commercial Paper is likely to be used to meet seasonal working capital needs of a municipality or interim construction financing. Generally they are repaid from general revenues of the municipality or refinanced with long-term debt. In most cases Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.
Municipal Notes
Municipal Notes usually are general obligations of the issuer and are sold in anticipation of a bond sale, collection of taxes, or receipt of other revenues. Payment of these notes is primarily dependent upon the issuer’s receipt of the anticipated revenues. Other notes include “Construction Loan Notes” issued to provide construction financing for specific projects, and “Bank Notes” issued by local governmental bodies and agencies to commercial banks as evidence of borrowings. Some notes (“Project Notes”) are issued by local agencies under a program administered by the U.S. Department of Housing and Urban Development. Project Notes are secured by the full faith and credit of the United States.
•Bank Notes are notes issued by local governmental bodies and agencies such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working-capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.
•Bond Anticipation Notes (“BANs”) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.
•    Construction Loan Notes are issued to provide construction financing for specific projects. Permanent financing, the proceeds of which are applied to the payment of construction loan notes, is sometimes provided by a commitment by the Government National Mortgage Association (“GNMA”) to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan. The Opportunistic Municipal Fund will only purchase construction loan notes that are subject to GNMA or bank purchase commitments.
•Revenue Anticipation Notes (“RANs”) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.
•Tax Anticipation Notes (“TANs”) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.
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Other Municipal Obligations
Other kinds of Municipal Obligations are occasionally available in the marketplace, and the fund may invest in such other kinds of obligations to the extent consistent with its investment objective and limitations. Such obligations may be issued for different purposes and with different security than those mentioned.
Stand-By Commitments
Funds may acquire stand-by commitments with respect to municipal obligations held in their respective portfolios. Under a stand-by commitment, a broker-dealer, dealer, or bank would agree to purchase, at the relevant funds’ option, a specified municipal security at a specified price. Thus, a stand-by commitment may be viewed as the equivalent of a put option acquired by a fund with respect to a particular municipal security held in the fund’s portfolio.
The amount payable to a fund upon its exercise of a stand-by commitment normally would be 1) the acquisition cost of the municipal security (excluding any accrued interest that the fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the fund owned the security, plus, 2) all interest accrued on the security since the last interest payment date during the period the security was owned by the fund. Absent unusual circumstances, the fund would value the underlying municipal security at amortized cost. As a result, the amount payable by the broker-dealer, dealer or bank during the time a stand-by commitment is exercisable would be substantially the same as the value of the underlying municipal obligation.
A fund’s right to exercise a stand-by commitment would be unconditional and unqualified. Although a fund could not transfer a stand-by commitment, it could sell the underlying municipal security to a third party at any time. It is expected that stand-by commitments generally will be available to the funds without the payment of any direct or indirect consideration. The funds may, however, pay for stand-by commitments if such action is deemed necessary. In any event, the total amount paid for outstanding stand-by commitments held in a fund’s portfolio would not exceed 0.50% of the value of a fund’s total assets calculated immediately after each stand-by commitment is acquired.
The funds intend to enter into stand-by commitments only with broker-dealers, dealers, or banks that those managing the fund’s investments believe present minimum credit risks. A fund’s ability to exercise a stand-by commitment will depend upon the ability of the issuing institution to pay for the underlying securities at the time the stand-by commitment is exercised. The credit of each institution issuing a stand-by commitment to a fund will be evaluated on an ongoing basis by those managing the fund’s investments.
A fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its right thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation of the underlying municipal security. Each stand-by commitment will be valued at zero in determining net asset value. Should a fund pay directly or indirectly for a stand-by commitment, its costs will be reflected in realized gain or loss when the commitment is exercised or expires. The maturity of a municipal security purchased by a fund will not be considered shortened by any stand-by commitment to which the obligation is subject. Thus, stand-by commitments will not affect the dollar-weighted average maturity of a fund’s portfolio.
Variable and Floating Rate Obligations
Certain Municipal Obligations, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and debt instruments issued by domestic banks or corporations may carry variable or floating rates of interest. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a bank prime rate or tax-exempt money market index. Variable rate notes are adjusted to current interest rate levels at certain specified times, such as every 30 days. A floating rate note adjusts automatically whenever there is a change in its base interest rate adjustor, e.g., a change in the prime lending rate or specified interest rate indices. Typically, such instruments carry demand features permitting the fund to redeem at par.
The fund’s right to obtain payment at par on a demand instrument upon demand could be affected by events occurring between the date the fund elects to redeem the instrument and the date redemption proceeds are due which affects the ability of the issuer to pay the instrument at par value. Those managing the fund’s investments monitor on an ongoing basis the pricing, quality, and liquidity of such instruments and similarly monitor the ability of an issuer of a demand instrument, including those supported by bank letters of credit or guarantees, to pay principal and interest on demand. Although the ultimate maturity of such variable rate obligations may exceed one year, the fund treats the maturity of each variable rate demand obligation as the longer of a) the notice period required before the fund is entitled to payment of the principal amount through demand or b) the period remaining until the next interest rate adjustment. Floating rate instruments with demand features are deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.
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Funds may purchase participation interests in variable rate Municipal Obligations (such as industrial development bonds). A participation interest gives the purchaser an undivided interest in the Municipal Obligation in the proportion that its participation interest bears to the total principal amount of the Municipal Obligation. A fund has the right to demand payment on seven days’ notice, for all or any part of the fund’s participation interest in the Municipal Obligation, plus accrued interest. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the Municipal Obligations over the negotiated yield at which the instruments were purchased by the fund.
Risks of Municipal Obligations
The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation, and rating of the issue. The fund’s ability to achieve its investment objective also depends on the continuing ability of the issuers of the Municipal Obligations in which it invests to meet their obligation for the payment of interest and principal when due.
Municipal Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act. They are also subject to federal or state laws, if any, which extend the time for payment of principal or interest, or both, or impose other constraints upon enforcement of such obligations or upon municipalities to levy taxes. The power or ability of issuers to pay, when due, principal of and interest on Municipal Obligations may also be materially affected by the results of litigation or other conditions.
From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. It may be expected that similar proposals will be introduced in the future. If such a proposal was enacted, the ability of the fund to pay “exempt interest” dividends may be adversely affected. The fund would reevaluate its investment objective and policies and consider changes in its structure.
Special Considerations Relating to California Municipal Obligations
The Opportunistic Municipal Fund invests in California municipal obligations and, therefore, may be significantly impacted by political, economic, or regulatory developments that affect issuers in California and their ability to pay principal and interest on their obligations. The ability of issuers to pay interest on, and repay principal of, California municipal obligations may be affected by 1) amendments to the California Constitution and related statutes that limit the taxing and spending authority of California government entities, 2) voter initiatives, 3) a wide variety of California laws and regulations, including laws related to the operation of health care institutions and laws related to secured interests in real property, and 4) the general financial condition of the State of California and the California economy.
Taxable Investments of the Municipal Funds
The Opportunistic Municipal Fund may invest a portion of its assets, as described in the Prospectus, in taxable short-term investments consisting of: obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, domestic bank certificates of deposit and bankers’ acceptances, short-term corporate debt securities such as commercial paper, and repurchase agreements (“Taxable Investments”). These investments must have a stated maturity of one year or less at the time of purchase and must meet the following standards: banks must have assets of at least $1 billion; commercial paper must be rated at least “A” by S&P Global or “Prime” by Moody’s or, if not rated, must be issued by companies having an outstanding debt issue rated at least “A” by S&P Global or Moody’s; corporate bonds and debentures must be rated at least “A” by S&P Global or Moody’s. Interest earned from Taxable Investments is taxable to investors. When, in the opinion of the Fund’s Manager, it is advisable to maintain a temporary “defensive” posture, the Opportunistic Municipal Fund may invest without limitation in Taxable Investments. At other times, the following investments will not exceed 20% of the Fund’s total assets: Taxable Investments; Municipal Obligations that do not meet quality standards required for the 80% portion of the portfolio; and Municipal Obligations, the interest on which is treated as a tax preference item for purposes of the federal individual alternative minimum tax.
Insurance
The insured municipal obligations in which the Opportunistic Municipal Fund may invest are insured under insurance policies that relate to the specific municipal obligation in question. This insurance is generally non-cancelable and will continue in force so long as the municipal obligations are outstanding, and the insurer remains in business. The insured municipal obligations are generally insured as to the scheduled payment of all installments of principal and interest as they fall due.
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The insurance covers only credit risk and therefore does not guarantee the market value of the obligations in a Fund’s investment portfolio or a Fund’s NAV. The Fund’s NAV will continue to fluctuate in response to fluctuations in interest rates. A Fund’s investment policy requiring investment in insured municipal obligations will not affect the Fund’s ability to hold its assets in cash or to invest in escrow-secured and defeased bonds or in certain short-term tax-exempt obligations, or affect its ability to invest in uninsured taxable obligations for temporary or liquidity purposes or on a defensive basis.
Pay-in-Kind Securities
Each Fund may invest in pay-in-kind securities. Pay-in-kind securities pay dividends or interest in the form of additional securities of the issuer, rather than in cash. These securities are usually issued and traded at a discount from their face amounts. The amount of the discount varies depending on various factors, such as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security, and the perceived credit quality of the issuer. The market prices of pay-in-kind securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than are other types of securities having similar maturities and credit quality.
Portfolio Turnover (Active Trading)
Portfolio turnover is a measure of how frequently a portfolio’s securities are bought and sold. The portfolio turnover rate is generally calculated as the dollar value of the lesser of a portfolio’s purchases or sales of shares of securities during a given year, divided by the monthly average value of the portfolio securities during that year (excluding securities whose maturity or expiration at the time of acquisition were less than one year). For example, a portfolio reporting a 100% portfolio turnover rate would have purchased and sold securities worth as much as the monthly average value of its portfolio securities during the year.
It is not possible to predict future turnover rates with accuracy. Many variable factors are outside the control of a portfolio manager. The investment outlook for the securities in which a portfolio may invest may change as a result of unexpected developments in securities markets, economic or monetary policies, or political relationships. High market volatility may result in a portfolio manager using a more active trading strategy than might otherwise be employed. Each portfolio manager considers the economic effects of portfolio turnover but generally does not treat the portfolio turnover rate as a limiting factor in making investment decisions.
Sale of shares by investors may require the liquidation of portfolio securities to meet cash flow needs. In addition, changes in a particular portfolio’s holdings may be made whenever the portfolio manager considers that a security is no longer appropriate for the portfolio or that another security represents a relatively greater opportunity. Such changes may be made without regard to the length of time that a security has been held.
Higher portfolio turnover rates generally increase transaction costs that are expenses of the Fund. Active trading may generate short-term gains (losses) for taxable shareholders.
No Fund had a significant variation in portfolio turnover rates over the two most recently completed fiscal years.
Preferred Securities
Preferred securities can include: traditional preferred securities, hybrid-preferred securities, $25 par hybrid preferred securities, baby bonds, U.S. dividend received deduction (“DRD”) preferred stock, fixed rate and floating rate adjustable preferred securities, step-up preferred securities, public and 144A $1000 par capital securities including U.S. agency subordinated debt issues, trust originated preferred securities, monthly income preferred securities, quarterly income bond securities, quarterly income debt securities, quarterly income preferred securities, corporate trust securities, public income notes, and other trust preferred securities.
•Traditional Preferred Securities. Traditional preferred securities may be issued by an entity taxable as a corporation and pay fixed or floating rate dividends. However, these claims are subordinated to more senior creditors, including senior debt holders. “Preference” means that a company must pay dividends on its preferred securities before paying any dividends on its common stock, and the claims of preferred securities holders are ahead of common stockholders’ claims on assets in a corporate liquidation. Holders of preferred securities usually have no right to vote for corporate directors or on other matters. Preferred securities share many investment characteristics with both common stock and bonds.
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•Hybrid or Trust Preferred Securities. Hybrid-preferred securities are debt instruments that have characteristics similar to those of traditional preferred securities (characteristics of both subordinated debt and preferred stock). Hybrid preferred securities may be issued by corporations, generally in the form of interest-bearing instruments with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated business trusts or similarly structured securities. The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Hybrid preferred holders generally have claims to assets in a corporate liquidation that are senior to those of traditional preferred securities but subordinate to those of senior debt holders. Certain subordinated debt and senior debt issues that have preferred characteristics are also considered to be part of the broader preferred securities market.
Preferred securities may be issued by trusts (likely one that is wholly-owned by a financial institution or other corporate entity, typically a bank holding company) or other special purpose entities established by operating companies, and are therefore not direct obligations of operating companies. The financial institution creates the trust and owns the trust’s common securities. The trust uses the sale proceeds of its preferred securities to purchase, for example, subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure may be that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.
Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the 1933 Act and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a fund, to sell their holdings. The condition of the financial institution can be looked to identify the risks of trust preferred securities as the trust typically has no business operations other than to issue the trust preferred securities. If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities, such as a fund.
•Floating Rate Preferred Securities. Floating rate preferred securities provide for a periodic adjustment in the interest rate paid on the securities. The terms of such securities provide that interest rates are adjusted periodically based upon an interest rate adjustment index. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as a change in the short-term interest rate. Because of the interest rate reset feature, floating rate securities provide the Fund with a certain degree of protection against rising interest rates, although the interest rates of floating rate securities will participate in any declines in interest rates as well.
If a portion of a fund’s income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the fund may be eligible for the corporate dividends-received deduction for corporate shareholders. In addition, distributions reported by a fund as derived from qualified dividend income (“QDI”) will be taxed in the hands of individuals at the reduced rates applicable to net capital gains, provided certain holding period and other requirements are met by both the shareholder and the fund. Dividend income that a fund receives from REITs, if any, will generally not be treated as QDI and will not qualify for the corporate dividends-received deduction. It is unclear the extent to which distributions a fund receives from investments in certain preferred securities will be eligible for treatment as QDI or for the corporate dividends-received deduction. A fund cannot predict at this time what portion, if any, of its dividends will qualify for the corporate dividends-received deduction or be eligible for the reduced rates of taxation applicable to QDI.
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Real Estate Investment Trusts (“REITs”)
REITs are pooled investment vehicles that invest in income producing real estate, real estate related loans, or other types of real estate interests. U.S. REITs are allowed to eliminate corporate level federal tax so long as they meet certain requirements of the Internal Revenue Code. Foreign REITs (“REIT-like”) entities may have similar tax treatment in their respective countries. Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make and/or invests in construction, development, and long-term mortgage loans. Their value may be affected by changes in the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are not diversified, are dependent upon management skill, are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act. In addition, foreign REIT-like entities will be subject to foreign securities risks. (See “Foreign Securities”).
Repurchase and Reverse Repurchase Agreements, Mortgage Dollar Rolls, and Sale-Buybacks
Each Fund may invest in repurchase and reverse repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association, or broker-dealer. A repurchase agreement provides that the fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected fund bears a risk of loss. To minimize such risks, the fund enters into repurchase agreements only with parties those managing the fund’s investments deem creditworthy (those that are large, well-capitalized, and well-established financial institutions). In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the acquisition price the Funds pay to the seller of the securities.
In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or “collateral.” A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to each Fund’s limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by those managing the fund’s investments.
Each Fund may use reverse repurchase agreements, mortgage dollar rolls, and economically similar transactions to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. A Fund will enter into reverse repurchase agreements only with parties that those managing the fund's investments deem creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund.
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A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction a Fund sells a mortgage-related security, such as a security issued by the Government National Mortgage Association, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a Fund generally must: 1) be collateralized by the same types of underlying mortgages; 2) be issued by the same agency and be part of the same program; 3) have a similar original stated maturity; 4) have identical net coupon rates; 5) have similar market yields (and therefore price); and 6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.
Each Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security.
Restricted and Illiquid Securities
A Fund may experience difficulty in valuing and selling illiquid securities and, in some cases, may be unable to value or sell certain illiquid securities for an indefinite period of time. Illiquid securities may include a wide variety of investments, such as (1) repurchase agreements maturing in more than seven days (unless the agreements have demand/redemption features), (2) OTC options contracts and certain other derivatives (including certain swap agreements), (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), (4) loan interests and other direct debt instruments, (5) certain municipal lease obligations, (6) commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act, (7) thinly-traded securities, and (8) securities whose resale is restricted under the federal securities laws or contractual provisions (including restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers). Generally, restricted securities may be sold only in a public offering for which a registration statement has been filed and declared effective or in a transaction that is exempt from the registration requirements of the Securities Act of 1933. When registration is required, a Fund that owns restricted securities may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a restricted security. If adverse market conditions were to develop during such a period, the Fund might obtain a less favorable price than existed when it decided to sell.
Illiquid and restricted securities are priced at fair value as determined in good faith by PGI as the Funds’ valuation designee, subject to the Board’s oversight. As described above, some of the Funds have adopted investment restrictions that limit investments in illiquid securities.
Royalty Trusts
A royalty trust generally acquires an interest in natural resource or chemical companies and distributes the income it receives to its investors. A sustained decline in demand for natural resource and related products could adversely affect royalty trust revenues and cash flows. Such a decline could result from a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand. Rising interest rates could harm the performance and limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields. Fund shareholders will indirectly bear their proportionate share of the royalty trusts’ expenses.
Securitized Products — Mortgage- and Asset-Backed Securities
The yield characteristics of the mortgage- and asset-backed securities in which a Fund may invest differ from those of traditional debt securities. Among the major differences are that the interest and principal payments are made more frequently on mortgage- and asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases those securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. If the Fund purchases these securities at a discount, faster than expected prepayments will increase their yield, while slower than expected prepayments will reduce their yield. Amounts available for reinvestment by a Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.
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In general, the prepayment rate for mortgage-backed securities decreases as interest rates rise and increases as interest rates fall. However, rising interest rates will tend to decrease the value of these securities. In addition, an increase in interest rates may affect the volatility of these securities by effectively changing a security that was considered a short-term security at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or medium-term securities.
The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. A collateralized mortgage obligation (“CMO”) may be structured in a manner that provides a wide variety of investment characteristics (yield, effective maturity, and interest rate sensitivity). As market conditions change, and especially during periods of rapid market interest rate changes, the ability of a CMO to provide the anticipated investment characteristics may be greatly diminished. Increased market volatility and/or reduced liquidity may result.
Each Fund may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CBOs, CLOs, and other CDOs are types of asset-backed securities. A CBO is a trust that is often backed by a diversified pool of high risk, below-investment-grade fixed-income securities. The collateral can be from many different types of fixed-income securities, such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities, and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs, and other CDOs may charge management fees and administrative expenses.
Short Sales
A short sale involves the sale by a fund of a security that it does not own with the expectation of covering settlement by purchasing the same security at a later date at a lower price. A fund may also enter into a short position by using a derivative instrument, such as a future, forward, or swap agreement. If the price of the security or derivative increases prior to the time the fund is required to replace the borrowed security, then the fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the broker. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the value of the investment.
A “short sale against the box” is a technique that involves selling either a security owned by a fund, or a security equivalent in kind and amount to the security sold short that the fund has the right to obtain, at no additional cost, for delivery at a specified date in the future. Each fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short against the box increases prior to the scheduled delivery date, a fund will lose money.
Special Purpose Acquisition Companies (“SPACs”)
Each Fund may invest in securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC or similar entity generally maintains assets (less a portion retained to cover expenses) in a trust account comprised of U.S. government securities, money market securities, and cash, and similar investments whose returns or yields may be significantly lower than those of the Fund’s other investments. Because SPACs and similar entities are in essence blank-check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition, which may not occur. For example, even if an acquisition or merger target is identified, the Fund may elect not to participate in, or vote to approve, the proposed transaction. Moreover, an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value.
SPACs are also subject to the following additional risks:
•The risk that, in the case of SPACs used as an opportunity for startups to go public without going through the traditional IPO process, such startups may become publicly traded with potentially less due diligence than what is typical in a traditional IPO through an underwriter and may not be experienced in facing the challenges, expenses and risks of being a public company, including the increased regulatory and financial scrutiny and the need to comply with applicable governance and accounting requirements.
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•SPAC sponsors may have a potential conflict of interest to complete a deal that may be unfavorable for other investors in the SPAC. For example, SPAC sponsors often own warrants to acquire additional shares of the company at a fixed price, and the exercise by the SPAC sponsor of its warrants may dilute the value of the equity interests of other investors in the SPAC.
•Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices.
•Only a thinly traded market for shares of or interests in a SPAC may develop, or there may be no market at all, leaving the Fund unable to sell its interest in a SPAC or to sell its interest only at a lower price. Investments in SPACs may include private placements, including PIPEs, and, accordingly, may be considered illiquid and/or be subject to restrictions on resale.
•Values of investments in SPACs may be highly volatile and may depreciate significantly over time.
Supranational Entities
Each Fund may invest in obligations of supranational entities. A supranational entity is an entity designated or supported by national governments to promote economic reconstruction, development or trade amongst nations. Examples of supranational entities include the International Bank for Reconstruction and Development (also known as the World Bank) and the European Investment Bank. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies.
Synthetic Securities
Incidental to other transactions in fixed income securities and/or for investment purposes, a Fund also may combine options on securities with cash, cash equivalent investments or other fixed income securities in order to create “synthetic” securities which approximate desired risk and return profiles. This may be done where a “non-synthetic” security having the desired risk/return profile either is unavailable (e.g., short-term securities of certain non-U.S. governments) or possesses undesirable characteristics (e.g., interest payments on the security would be subject to non-U.S. withholding taxes). A Fund also may purchase forward non-U.S. exchange contracts in conjunction with U.S. dollar-denominated securities in order to create a synthetic non-U.S. currency denominated security which approximates desired risk and return characteristics where the non-synthetic securities either are not available in non-U.S. markets or possess undesirable characteristics. The use of synthetic bonds and other synthetic securities may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Synthetic securities may increase other Fund risks, including market risk, liquidity risk, and credit risk, and their value may or may not correlate with the value of the relevant underlying asset.
Temporary Defensive Measures/Money Market Instruments
Each Fund may make money market investments (cash equivalents), without limit, pending other investment or settlement, for liquidity, or in adverse market conditions. Following are descriptions of the types of money market instruments that each Fund may purchase:
•U.S. Government Securities - Securities issued or guaranteed by the U.S. government, including treasury bills, notes, and bonds.
•U.S. Government Agency Securities - Obligations issued or guaranteed by agencies or instrumentalities of the U.S. government.
•U.S. agency obligations include, but are not limited to, the Bank for Cooperatives, Federal Home Loan Banks, and Federal Intermediate Credit Banks.
•U.S. instrumentality obligations include, but are not limited to, the Export-Import Bank, Federal Home Loan Mortgage Corporation, and Federal National Mortgage Association.
Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Others, such as those issued by the Federal National Mortgage Association, are supported by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality. Still others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality.
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•Bank Obligations - Certificates of deposit, time deposits and bankers’ acceptances of U.S. commercial banks having total assets of at least one billion dollars and overseas branches of U.S. commercial banks and foreign banks, which in the opinion of those managing the fund’s investments, are of comparable quality. A Fund may acquire obligations of U.S. banks that are not members of the Federal Reserve System or of the Federal Deposit Insurance Corporation.
Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.
Obligations of foreign banks and obligations of overseas branches of U.S. banks are subject to somewhat different regulations and risks than those of U.S. domestic banks. For example, an issuing bank may be able to maintain that the liability for an investment is solely that of the overseas branch which could expose a Fund to a greater risk of loss. In addition, obligations of foreign banks or of overseas branches of U.S. banks may be affected by governmental action in the country of domicile of the branch or parent bank. Examples of adverse foreign governmental actions include the imposition of currency controls, the imposition of withholding taxes on interest income payable on such obligations, interest limitations, seizure or nationalization of assets, or the declaration of a moratorium. Deposits in foreign banks or foreign branches of U.S. banks are not covered by the Federal Deposit Insurance Corporation and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any United States Government agency or instrumentality. A Fund only buys short-term instruments where the risks of adverse governmental action are believed by those managing the fund’s investments to be minimal. A Fund considers these factors, along with other appropriate factors, in making an investment decision to acquire such obligations. It only acquires those which, in the opinion of management, are of an investment quality comparable to other debt securities bought by the Fund.
A certificate of deposit is issued against funds deposited in a bank or savings and loan association for a definite period of time, at a specified rate of return. Normally they are negotiable. However, a Fund occasionally may invest in certificates of deposit which are not negotiable. Such certificates may provide for interest penalties in the event of withdrawal prior to their maturity. A bankers’ acceptance is a short-term credit instrument issued by corporations to finance the import, export, transfer, or storage of goods. They are termed “accepted” when a bank guarantees their payment at maturity and reflect the obligation of both the bank and drawer to pay the face amount of the instrument at maturity.
•Commercial Paper - Short-term promissory notes issued by U.S. or foreign corporations.
•Short-term Corporate Debt - Corporate notes, bonds, and debentures that at the time of purchase have 397 days or less remaining to maturity, with certain exceptions permitted by applicable regulations.
•Repurchase Agreements - Instruments under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities at the same price plus interest at a specified rate.
•Taxable Municipal Obligations - Short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.
U.S. Government and U.S. Government-Sponsored Securities
U.S. government securities refers to a variety of debt securities issued by or guaranteed by the U.S. Treasury, such as Treasury bills, notes, and bonds and mortgage-backed securities guaranteed by the Government National Mortgage Association (Ginnie Mae), and are supported by the full faith and credit of the United States meaning that the U.S. government is required to repay the principal in the event of default. Others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. The U.S. government does not guarantee the market price of any U.S. government security.
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Although U.S. government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae) may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury nor supported by the full faith and credit of the U.S. government.
U.S. government securities and U.S. government-sponsored securities may be adversely impacted by changes in interest rates or a default by or decline in the credit rating of the applicable government-sponsored entity. There is no assurance that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight, and/or other consequences that could adversely affect the credit quality, availability, or investment character of securities issued by these entities. The value and liquidity of U.S. government securities may be affected adversely by changes in the ratings of those securities.
Warrants and Rights
The Funds may invest in warrants and rights. A warrant is an instrument that gives the holder a right to purchase a given number of shares of a particular security at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer. A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price.
When-Issued, Delayed Delivery, and Forward Commitment Transactions
Each of the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made.
When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.
When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery, or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.
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LEADERSHIP STRUCTURE AND BOARD
PFI's Board has overall responsibility for overseeing PFI's operations in accordance with the 1940 Act, other applicable laws, and PFI's charter. Each Board Member serves on the Boards of the following investment companies: Principal Funds, Inc. (“PFI”), Principal Variable Contracts Funds, Inc. (“PVC”), and Principal Exchange-Traded Funds (“PETF”), which are collectively referred to in this SAI as the “Principal Funds.” The Principal Funds are part of a "Fund Complex," which is comprised of the Principal Funds (PFI, PVC, and PETF), Principal Real Asset Fund, and Principal Private Credit Fund. Board Members who are affiliated persons of any investment advisor, the principal distributor, or the principal underwriter of the Principal Funds are considered “interested persons” of the Funds (as defined in the 1940 Act) and are referred to in this SAI as “Interested Board Members.” Board Members who are not Interested Board Members are referred to as “Independent Board Members.”
Each Board Member generally serves until the next annual meeting of shareholders or until such Board Member’s earlier death, resignation, or removal. Independent Board Members have a 72-year age limit and, for Independent Board Members elected on or after September 14, 2021, a 72-year age limit or a 15-year term limit, whichever occurs first. The Board may waive the age or term limits in the Board’s discretion. The Board elects officers to supervise the day-to-day operations of the Principal Funds. Officers serve at the pleasure of the Board, and each officer has the same position with each investment company in the Principal Funds.
The Board meets in regularly scheduled meetings throughout the year. Board meetings may occur in-person, by telephone, or virtually. In addition, the Board holds special meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. Independent Board Members also meet annually to consider renewal of advisory contracts.
The Chairman of the Board is an interested person of the Principal Funds. The Independent Board Members have appointed a Lead Independent Board Member whose role is to review and approve, with the Chairman, each Board meeting’s agenda and to facilitate communication between and among the Independent Board Members, management, and the full Board. The Board’s leadership structure is appropriate for the Principal Funds given its characteristics and circumstances, including the number of portfolios, variety of asset classes, net assets, and distribution arrangements. The appropriateness of this structure is enhanced by the establishment and allocation of responsibilities among the following Committees, which report their activities to the Board on a regular basis.

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Committee Members	Primary Purpose and Responsibilities	Meetings Held During the Last Fiscal Year
15(c) Committee Padelford L. Lattimer, Chair Katharin S. Dyer Karen McMillan	The Committee’s primary purpose is to assist the Board in performing the annual review of the Funds’ advisory and sub-advisory agreements pursuant to Section 15(c) of the 1940 Act. The Committee is responsible for requesting and reviewing related materials.	3
Audit Committee Frances P. Grieb, Chair Craig Damos Victor L. Hymes Sharmila C. Kassam
The Committee’s primary purpose is to assist the Board by serving as an independent and objective party to monitor the Principal Funds' accounting policies, financial reporting, and internal control system, as well as the work of the independent registered public accountants. The Audit Committee assists Board oversight of 1) the integrity of the Principal Funds' financial statements; 2) the Principal Funds' compliance with certain legal and regulatory requirements; 3) the independent registered public accountants’ qualifications and independence; and 4) the performance of the Principal Funds' independent registered public accountants. The Audit Committee also facilitates communication among the independent registered public accountants, PGI’s internal auditors, Principal Funds management, and the Board.
		8
Executive Committee Kamal Bhatia, Chair Craig Damos Kenneth A. McCullum
The Committee’s primary purpose is to exercise certain powers of the Board when the Board is not in session. When the Board is not in session, the Committee may exercise all powers of the Board in the management of the Principal Funds' business except the power to 1) issue stock, except as permitted by law; 2) recommend to the shareholders any action that requires shareholder approval; 3) amend the bylaws; or 4) approve any merger or share exchange that does not require shareholder approval.
		None
Nominating and Governance Committee Victor L. Hymes, Chair Craig Damos Frances C. Grieb Thomas A. Swank
The Committee’s primary purpose is to oversee the structure and efficiency of the Board and the committees. The Committee is responsible for evaluating Board membership and functions, committee membership and functions, insurance coverage, and legal matters. The Committee’s nominating functions include selecting and nominating Independent Board Member candidates for election to the Board. Generally, the Committee requests nominee suggestions from Board Members and management. In addition, the Committee considers candidates recommended by shareholders of the Principal Funds. Recommendations should be submitted in writing to the Principal Funds Secretary, in care of the Principal Funds, 711 High Street, Des Moines, IA 50392. Such recommendations must include all information specified in the Committee’s charter and must conform with the procedures set forth in Appendix A thereto, which can be found at https://secure02.principal.com/publicvsupply/GetFile?fm=MM13013&ty=VOP&EXT=.VOP. Examples of such information include the nominee’s biographical information; relevant educational and professional background of the nominee; the number of shares of each Fund owned of record and beneficially by the nominee and by the recommending shareholder; any other information regarding the nominee that would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies for the election of board members; whether the nominee is an “interested person” of the Funds as defined in the 1940 Act; and the written consent of the nominee to be named as a nominee and serve as a board member if elected.
When evaluating a potential nominee for Independent Board Member, the Committee may consider, among other factors: educational background; relevant business and industry experience; whether the person is an “interested person” of the Funds as defined in the 1940 Act; and whether the person is willing to serve, and willing and able to commit the time necessary to attend meetings and perform the duties of an Independent Board Member. In addition, the Committee may consider whether a candidate’s background, experience, skills and views would complement the background, experience, skills and views of other Board Members and would contribute to the diversity of the Board. The final decision is based on a combination of factors, including the strengths and the experience an individual may bring to the Board. The Board does not regularly use the services of professional search firms to identify or evaluate potential candidates or nominees.
		6
Operations Committee Thomas A. Swank, Chair Katharin S. Dyer Padelford L. Lattimer	The Committee’s primary purpose is to review and oversee the provision of administrative and distribution services to the Principal Funds, communications with the Principal Funds' shareholders, and the Principal Funds' operations.	4
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Risk oversight forms part of the Board’s general oversight of the Principal Funds. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Funds' compliance program and reports to the Board regarding compliance matters for the Principal Funds and principal service providers. As part of its regular oversight functions, the Board, directly or through a committee, interacts with and reviews reports from, among others, management, sub-advisors, the Chief Compliance Officer, the independent registered public accounting firm, and internal auditors for PGI or its affiliates, as appropriate. The Board, with the assistance of management and PGI, reviews investment policies and risks in connection with its review of Principal Funds performance. In addition, as part of the Board’s periodic review of advisory, sub-advisory, and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board has designated PGI as the Funds’ valuation designee, as permitted by SEC Rule 2a-5, where PGI is responsible for the day-to-day valuation and oversight responsibilities of the Funds, subject to the Board’s oversight. PGI has established a Valuation Committee to fulfill its oversight responsibilities as the Funds’ valuation designee.
Each Board Member has significant prior senior management and/or board experience. Board Members are selected and retained based upon their skills, experience, judgment, analytical ability, diligence, and ability to work effectively with other Board Members, a commitment to the interests of shareholders, and, for each Independent Board Member, a demonstrated willingness to take an independent and questioning view of management. In addition to these general qualifications, the Board seeks members who build upon the Board’s diversity. Below is a brief discussion of the specific education, experience, qualifications, or skills that led to the conclusion that each person identified below should serve as a Board Member. As required by rules adopted under the 1940 Act, the Independent Board Members select and nominate all candidates for Independent Board Member positions.
Independent Board Members
Craig Damos. Mr. Damos has served as an Independent Board Member of the Principal Funds since 2008. Since 2011, Mr. Damos has served as the President of C.P. Damos Consulting, LLC (doing business as Craig Damos Consulting). He has also served as a Director of the employees’ stock ownership plan of the Baker Group since 2020. Mr. Damos served as President and Chief Executive Officer of Weitz Company from 2006 to 2010; Vertical Growth Officer of Weitz Company from 2004 to 2006; and Chief Financial Officer of Weitz Company from 2000 to 2004. From 2005 to 2008, Mr. Damos served as a Director of West Bank. Through his education, employment experience, and experience as a board member, Mr. Damos is experienced with financial, accounting, regulatory, and investment matters.
Katharin S. Dyer. Ms. Dyer has served as an Independent Board Member of the Principal Funds since 2023. She is the Founder and Chief Executive Officer of PivotWise, a firm providing strategic advice focused on digital transformation. Ms. Dyer currently serves as a Director of Liquidity Services and the Grameen Foundation. She was formerly employed by IBM Global Services as a Global Partner and a member of the senior leadership team from 2016 to 2018. Ms. Dyer was a member of the Global Management Team at American Express Company from 2013 to 2015. Through her education, employment experience, and experience as a board member, Ms. Dyer is experienced with financial, information and digital technology, investment, and regulatory matters.
Frances P. Grieb. Ms. Grieb has served as an Independent Board Member of the Principal Funds since 2023. Ms. Grieb currently serves as a Director of First Interstate BancSystem, Inc. and the National Advisory Board of the College of Business at the University of Nebraska at Omaha. She is a member of the American Institute of Certified Public Accountants and the National Association of Corporate Directors. From 2014 to 2022, she served as a Director of Great Western Bancorp, Inc. Ms. Grieb is a retired partner having served in various leadership roles at Deloitte LLP from 1982 to 2010. Ms. Grieb is a retired Certified Public Accountant. Through her education, employment experience, and experience as a board member, Ms. Grieb is experienced with financial, accounting, investment, and regulatory matters.
Victor L. Hymes. Mr. Hymes has served as an Independent Board Member of the Principal Funds since 2020. He currently serves as Founder, Chief Executive Officer, and Chief Investment Officer of Legato Capital Management, LLC. Over the past thirty years, Mr. Hymes has served in the roles of Chief Executive Officer, Chief Operating Officer, Chief Investment Officer, portfolio manager, and other senior management positions with investment management firms, including Zurich Scudder Investments, Inc., Goldman, Sachs & Co., and Kidder, Peabody & Co. Mr. Hymes has served on numerous boards and has chaired four investment committees over the past two decades. Through his education, employment experience, and experience as a board member, Mr. Hymes is experienced with financial, accounting, regulatory, and investment matters.
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Sharmila C. Kassam. Ms. Kassam has served as an Independent Board Member of the Principal Funds since 2025. She is the Founder of Aligned Capital Investing, LLC, a consulting services firm working with asset owners on strategy and governance. Ms. Kassam previously served as Vice President and Head of Asset Owner Solutions at Nasdaq, Inc. Prior to her time at Nasdaq, Ms. Kassam had served as Deputy Chief Investment Officer at a multi-billion dollar pension and helped manage its 401(k) plan. She has also worked in various executive leadership and financial roles in the financial services and venture industry. Ms. Kassam is a licensed attorney and Certified Public Accountant. Additionally, Ms. Kassam has extensive experience as a board member for public companies, private equity, and other private market fund boards, as well as multiple non-profit organizations, including Daya, the Texas Housing Conservancy, and YMCA Austin. She is also faculty for the Institutional Limited Partner Association Institute. Through her education, employment experience, and experience as a board member, Ms. Kassam is experienced in financial, regulatory, accounting, and investment matters.
Padelford L. Lattimer. Mr. Lattimer has served as an Independent Board Member of the Principal Funds since 2020. He currently serves as Managing Partner for TBA Management Consulting LLC. For more than twenty years, Mr. Lattimer served in various capacities at financial services companies, including as a senior managing director for TIAA Cref Asset Management (2004-2010), First Vice President at Mellon Financial Corporation (2002-2004), and in product management roles at Citibank (2000-2002). Through his education, employment experience, and experience as a board member, Mr. Lattimer is experienced with financial, regulatory, and investment matters.
Karen McMillan. Ms. McMillan has served as an Independent Board Member of the Principal Funds since 2014. She served as a Managing Director of Patomak Global Partners, LLC from 2014 to 2021. From 2007 to 2014, Ms. McMillan served as General Counsel to the Investment Company Institute. Prior to that (from 1999-2007), she worked as an attorney in private practice, specializing in the mutual fund industry. From 1991 to 1999, she served in various roles as counsel at the SEC, Division of Investment Management, including as Assistant Chief Counsel. Through her professional education, experience as an attorney, and experience as a board member, Ms. McMillan is experienced in financial, investment, and regulatory matters.
Thomas A. Swank. Mr. Swank has served as an Independent Board Member of the Principal Funds since March 2024. He has served as the Non-Executive Chairman of the Board for Wellabe, formerly American Enterprise Group, Inc., since 2024 and as a Director since 2015. From 2015 to 2023, Mr. Swank was the Chief Executive Officer and President of Wellabe. Mr. Swank has also served as a Director on the Director Forum 500 - American Council of Life Insurers since 2015. Through his education, employment experience, and experience as a board member, Mr. Swank is experienced with financial, accounting, regulatory, and investment matters.
Interested Board Members
Kamal Bhatia. Mr. Bhatia has served as Chair of the Principal Funds since 2023. He has also served as President and Chief Executive Officer of the Principal Funds since 2019. Since February 2024, Mr. Bhatia has served as the President and Chief Executive Officer for Principal Asset ManagementSM. He served as Senior Executive Managing Director - Global Head of Investments for Principal Asset ManagementSM in 2023 and a Senior Executive Director and Chief Operating Officer of Principal Asset ManagementSM from 2019 to 2023. Mr. Bhatia joined Principal® in 2019 and serves as a director of numerous Principal® affiliates. From 2011 to 2019, he was a Senior Vice President for Oppenheimer Funds. Mr. Bhatia is a CFA® charter holder. Through his education and experience, Mr. Bhatia is experienced with financial, marketing, regulatory, and investment matters.
Kenneth A. McCullum. Mr. McCullum has served as a Board Member of the Principal Funds since 2023. Mr. McCullum has served as Executive Vice President and Chief Risk Officer for Principal® since 2023. Prior to that, he served as Senior Vice President and Chief Risk Officer for Principal® from 2020 to 2023 and Vice President and Chief Actuary for Principal® from 2015 to 2020. From 2013 to 2015, Mr. McCullum was an Executive Vice President responsible for business development at Delaware Life Insurance Company. He served as a Senior Vice President for the life annuity business at Sun Life from 2010 to 2013. Mr. McCullum is a Fellow of the Society of Actuaries and is a Member of the American Academy of Actuaries. Through his education and experience, Mr. McCullum is experienced with financial, accounting, regulatory, and investment matters.

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Additional Information Regarding Board Members and Officers
The following tables present additional information regarding the Board Members and Principal Funds officers, including their principal occupations, which, unless specific dates are shown, are of more than five years duration. For each Board Member, the tables also include information concerning other directorships held in reporting companies under the Securities Exchange Act of 1934 or registered investment companies under the 1940 Act.

INDEPENDENT BOARD MEMBERS
Name, Address, and Year of Birth	Board Positions Held with Principal Funds	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Directorships Held During Past 5 Years
Craig Damos 711 High Street Des Moines, IA 50392 1954	Lead Independent Board Member (since 2020) Director, PFI and PVC (since 2008) Trustee, PETF (since 2014)	President, C.P. Damos Consulting, LLC (consulting services)	122	Principal Real Asset Fund (2019-2024)
Katharin S. Dyer 711 High Street Des Moines, IA 50392 1957	Director, PFI and PVC (since 2023) Trustee, PETF (since 2023)	Founder and Chief Executive Officer, PivotWise (consulting services)	122	Liquidity Services, Inc. (2020-present); Principal Real Asset Fund (2023-2024)
Frances P. Grieb 711 High Street Des Moines, IA 50392 1960	Director, PFI and PVC (since 2023) Trustee, PETF (since 2023)	Retired	122	First Interstate BancSystem, Inc. (2022-present); Principal Real Asset Fund (2023-2024); Great Western Bancorp, Inc. and Great Western Bank (2014-2022)
Victor L. Hymes 711 High Street Des Moines, IA 50392 1957	Director, PFI and PVC (since 2020) Trustee, PETF (since 2020)	Founder, CEO, CIO, Legato Capital Management, LLC (investment management company)	122	Principal Real Asset Fund (2020-2024)
Sharmila C. Kassam 711 High Street Des Moines, IA 50392 1973	Director, PFI and PVC (since 2025) Trustee, PETF (since 2025)	Founder and Consultant, Aligned Capital Investing, LLC (consulting services); Vice President and Head of Asset Owner Solutions, Nasdaq, Inc. (financial services) from 2021-2023; Deputy Chief Investment Officer, Texas Employees Retirement Fund from 2014-2019	122	Calamos Aksia Private Market Funds (2023-2025); Greenbacker Energy (GREC II Fund) (2022-2025); GRIID Infrastructure (2024-2024); Foundation Credit Opportunities (2019-2023)
Padelford L. Lattimer 711 High Street Des Moines, IA 50392 1961	Director, PFI and PVC (since 2020) Trustee, PETF (since 2020)	Managing Partner, TBA Management Consulting LLC (management consulting and staffing company)	122	Principal Real Asset Fund (2020-2024)
Karen McMillan 711 High Street Des Moines, IA 50392 1961	Director, PFI and PVC (since 2014) Trustee, PETF (since 2014)	Founder/Owner, Tyche Consulting LLC (consulting services) from 2021-2024; Managing Director, Patomak Global Partners, LLC (financial services consulting) from 2014-2021	122	Principal Real Asset Fund (2019-2024)
Thomas A. Swank 711 High Street Des Moines, IA 50392 1960	Director, PFI and PVC (since 2024) Trustee, PETF (since 2024)	Chief Executive Officer and President, Wellabe (formerly, American Enterprise Group, Inc.) (life and health insurance) from 2015-2023	122	Wellabe (formerly, American Enterprise Group, Inc.) (2015-present); Principal Real Asset Fund (2024)
46

INTERESTED BOARD MEMBERS
Name, Address, and Year of Birth	Positions Held with Principal Funds	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Directorships Held During Past 5 Years
Kamal Bhatia 711 High Street Des Moines, IA 50392 1972	Director and Chair, PFI and PVC (since 2023) Trustee and Chair, PETF (since 2023) Chief Executive Officer and President (since 2019)	Principal Financial Group* President and Chief Executive Officer – Principal Asset ManagementSM (since 2024) Senior Executive Managing Director - Global Head of Investments – Principal Asset ManagementSM (2023) Senior Executive Director and Chief Operating Officer – Principal Asset ManagementSM (2019-2023)	122	Principal Real Asset Fund (2023-2024)
Kenneth A. McCullum 711 High Street Des Moines, IA 50392 1964	Director, PFI and PVC (since 2023) Trustee, PETF (since 2023)	Principal Financial Group* Executive Vice President and Chief Risk Officer (since 2023) Senior Vice President and Chief Risk Officer (2020-2023) Vice President and Chief Actuary (2015-2020)	122	Principal Real Asset Fund (2023-2024)

PRINCIPAL FUNDS OFFICERS
Name, Address, and Year of Birth	Position(s) Held with Principal Funds	Principal Occupation(s) During Past 5 Years
George Djurasovic 711 High Street Des Moines, IA 50392 1971	Vice President and General Counsel (since 2023)	Principal Financial Group* Vice President and General Counsel – Principal Asset ManagementSM (since 2022) Artisan Partners Limited Partnership Global Chief Compliance Officer (2013-2022)
Calvin Eib 711 High Street Des Moines, IA 50392 1963	Assistant Tax Counsel (since 2023)	Principal Financial Group* Assistant General Counsel (since 2025) Counsel (since 2021-2025) Transamerica Tax Counsel (2016-2021)
Megan Hoffmann 711 High Street Des Moines, IA 50392 1979	Vice President and Treasurer (since 2025) Vice President and Controller (2021-2025)	Principal Financial Group* Senior Director – Fund Accounting and Administration (since 2025) Senior Director – Fund Administration (2024) Director – Accounting (2020-2024)
Laura B. Latham 711 High Street Des Moines, IA 50392 1986	Counsel and Assistant Secretary (since 2023) Assistant Counsel and Assistant Secretary (2018-2023)	Principal Financial Group* Assistant General Counsel (since 2025) Counsel (2018-2025)
Ann Meiners 711 High Street Des Moines, IA 50392 1977	Vice President and Assistant Treasurer (since 2025) Vice President and Assistant Controller (2025)	Principal Financial Group* Director – Fund Accounting (since 2024) Assistant Director – Fund Accounting (2017-2024)
David P. Michalik 711 High Street Des Moines, IA 50392 1991	Counsel and Assistant Secretary (since 2025)	Principal Financial Group* Counsel (since 2025) The Northern Trust Company Second Vice President (2019-2025)
Diane K. Nelson 711 High Street Des Moines, IA 50392 1965	AML Officer (since 2016)	Principal Financial Group* Director – Compliance (since 2024) Chief Compliance Officer/AML Officer (2015-2024)
Tara Parks 711 High Street Des Moines, IA 50392 1983	Vice President and Assistant Treasurer (since 2025) Vice President and Assistant Controller (2021-2025)	Principal Financial Group* Senior Director – Fund Tax (since 2024) Director – Accounting (2019-2024)
47

PRINCIPAL FUNDS OFFICERS
Name, Address, and Year of Birth	Position(s) Held with Principal Funds	Principal Occupation(s) During Past 5 Years
Deanna Y. Pellack 711 High Street Des Moines, IA 50392 1987	Counsel and Secretary (since 2024) Counsel and Assistant Secretary (2023-2024) Assistant Counsel and Assistant Secretary (2022-2023)	Principal Financial Group* Counsel (since 2022) The Northern Trust Company Vice President (2019-2022)
Sara L. Reece 711 High Street Des Moines, IA 50392 1975	Vice President and Chief Operating Officer (since 2021) Vice President and Controller (2016-2021)	Principal Financial Group* Managing Director – Global Head of Fund Services (since 2024) Managing Director – Global Fund Ops (2021-2024) Director – Accounting (2015-2021)
Teri R. Root 711 High Street Des Moines, IA 50392 1979	Chief Compliance Officer (since 2018)	Principal Financial Group* Chief Compliance Officer – Funds (since 2018) Vice President (since 2015)
Michael Scholten 711 High Street Des Moines, IA 50392 1979	Chief Financial Officer (since 2021)	Principal Financial Group* Assistant Vice President and Actuary (since 2021) Chief Financial Officer – Funds/Platforms (2015-2021)
Adam U. Shaikh 711 High Street Des Moines, IA 50392 1972	Vice President and Assistant General Counsel (since 2023) Assistant Secretary (since 2022) Assistant Counsel (2006-2023)	Principal Financial Group* Associate General Counsel (since 2024) Assistant General Counsel (2018-2024)
John L. Sullivan 711 High Street Des Moines, IA 50392 1970	Counsel and Assistant Secretary (since 2023) Assistant Counsel and Assistant Secretary (2019-2023)	Principal Financial Group* Assistant General Counsel (since 2023) Counsel (2019-2023)
Barbara Wenig 711 High Street Des Moines, IA 50392 1972	Vice President (since 2024)
Principal Financial Group*
Executive Managing Director – Chief Business Officer
  (since 2025)
Executive Managing Director – Global Head of Operations and
  Services - Principal Asset ManagementSM (2021-2024)

Neuberger Berman
Managing Director (2008-2021)

Brant K. Wong 711 High Street Des Moines, IA 50392 1976	Vice President (since 2025)
Principal Financial Group*
Head of Retirement Solutions (since 2025)

J.P. Morgan Asset Management
Head of Retirement Platforms and Strategy (2022-2025)
Head of Retirement Service, Product and National Accounts
  (2019-2022)

Jared A. Yepsen 711 High Street Des Moines, IA 50392 1981	Tax Counsel (since 2025) Assistant Tax Counsel (2017-2025)	Principal Financial Group* Assistant General Counsel (since 2023) Counsel (2015-2023)

*The reference to Principal Financial Group includes positions held by the Interested Board Members / Principal Funds Officers, including as an officer, employee, and/or director, with affiliates or subsidiaries of Principal Financial Group. The titles set forth in this SAI are each Interested Board Member's / Principal Funds Officer’s title with Principal Workforce, LLC, an affiliated entity of PGI that is the payroll employer of the Interested Board Members and Principal Funds Officers.

Board Member Ownership of Securities
The following tables set forth the dollar range of the equity securities of Funds included in this SAI, and aggregate dollar range of the equity securities of the funds in the Fund Complex, that were beneficially owned by the Board Members as of December 31, 2024. As of that date, Board Members did not own shares of the Funds included in this SAI that are not listed.
48

For the purpose of these tables, beneficial ownership means a direct or indirect pecuniary interest. Only Interested Board Members are eligible to participate in an employee benefit program that invests in the Fund Complex. Board Members who beneficially owned shares of the series of PVC did so through variable life insurance and variable annuity contracts. Please note that exact dollar amounts of securities held are not listed. Rather, ownership is listed based on the following dollar ranges:

A	$0
B	$1 up to and including $10,000
C	$10,001 up to and including $50,000
D	$50,001 up to and including $100,000
E	$100,001 or more

Independent Board Members
Funds in this SAI	Damos	Dyer	Grieb	Hymes	Kassam(1)	Lattimer	McMillan	Swank
Blue Chip	E	A	A	A	A	C	E	A
Diversified Real Asset	A	A	A	A	A	C	A	A
Global Multi-Strategy	A	A	A	A	A	D	A	A
Spectrum Preferred and Capital Securities Income	E	A	A	A	A	A	A	A
Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies	E	E	E	E	A	E	E	E
(1)Appointment effective September 10, 2025.

Interested Board Members
Funds in this SAI	Bhatia	McCullum
Diversified Real Asset(1)	E	A
Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies	E	E
(1)Ownership through participation in an Employee Benefit Plan.
Board Member and Officer Compensation
The Principal Funds do not pay any remuneration to officers or to any Board Members listed above as Interested Board Members. The Board annually considers a proposal to reimburse PGI for certain expenses, including a portion of the compensation of the Chief Compliance Officer (“CCO”). If the proposal is adopted, these amounts are allocated across all Funds and the other PGI-sponsored registered investment companies for which the CCO serves as the Chief Compliance Officer.
Each Independent Board Member received compensation for service as a member of the Boards of all investment companies in the Principal Funds based on a schedule that takes into account an annual retainer amount, the number of meetings attended, and expenses incurred. Board Member compensation and related expenses are allocated to each of the Funds based on the net assets of each relative to combined net assets of the Principal Funds.
The following table provides information regarding the compensation received by the Independent Board Members from the Funds included in this SAI and from the Fund Complex during the fiscal year ended August 31, 2025. The Principal Funds do not provide retirement benefits or pensions to any of the Board Members.

Board Member	Funds in this SAI	Fund Complex(2)
Craig Damos	$55,798	$443,050
Katharin S. Dyer	47,554	377,800
Frances P. Grieb	47,803	379,800
Victor L. Hymes	49,702	394,800
Sharmila C. Kassam(1)	0	0
Padelford L. Lattimer	49,453	392,800
Karen McMillan	51,351	407,800
Thomas A. Swank	47,554	377,800
(1)Ms. Kassam was elected to the Board effective September 10, 2025.
(2)"Fund Complex" includes the Principal Real Asset Fund and the Principal Private Credit Fund, which are not overseen by the Board Members, and the Board Members do not receive compensation from those Funds.

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INVESTMENT ADVISORY AND OTHER SERVICES
Investment Advisors
Principal Global Investors, LLC (doing business as Principal Asset ManagementSM) (“PGI”), an indirect subsidiary of Principal Financial Group, Inc. (“Principal®”), serves as the investment advisor for the Funds. Principal Management Corporation, previously an affiliate of PGI, served as the investment advisor to the Funds prior to its merger with and into PGI on May 1, 2017.
PGI directly makes decisions to purchase or sell securities for each Fund, except for those Funds or portions of Funds for which PGI has retained a sub-advisor to provide such services, as described below.
Affiliated Persons of the Registrant Who are Affiliated Persons of the Advisor
For information about affiliated persons of the Registrant who are also affiliated persons of PGI or affiliated advisors, see the Interested Board Members and Principal Funds Officers tables in the “Leadership Structure and Board” section.
Sub-Advisors
PGI has executed agreements with various sub-advisors. Under those sub-advisory agreements, the sub-advisor agrees to assume the obligations of PGI to provide investment advisory services for a specific Fund. For these services, PGI pays each sub-advisor a fee (except on the Capital Securities Fund), which is set forth in greater detail below in the "Sub-Advisory Agreements for the Funds" section.
On or about January 15, 2026, delete all references to BlackRock Financial Management, Inc. and BlackRock International Limited.

Sub-Advisor:    BlackRock Financial Management, Inc. (“BlackRock”) is an indirect wholly-owned subsidiary of BlackRock, Inc.
Sub-Sub-Advisor: BlackRock International Limited is an indirect wholly-owned subsidiary of BlackRock, Inc.
Fund(s):    a portion of the assets of Diversified Real Asset

Sub-Advisor:    ClearBridge Investments (North America) Pty Limited (“ClearBridge”) is an indirect wholly-owned subsidiary of Franklin Resources, Inc.
Fund(s):    a portion of the assets of Diversified Real Asset

Sub-Advisor:    CoreCommodity Management, LLC (“CoreCommodity”) is a wholly-owned subsidiary of CoreCommodity Capital, LLC. CoreCommodity is controlled by its senior management, which owns 100% of the voting interest and 50% of the economic interest through various subsidiaries. The other 50% economic interest in CoreCommodity is held by a subsidiary of Jeffries Financial Group Inc. (NYSE: JEF).
Fund(s):    a portion of the assets of Diversified Real Asset

Sub-Advisor:    Crabel Capital Management, LLC (“Crabel”) is a Wisconsin limited liability company and wholly-owned subsidiary of Crabel Investments Group, LLC. Crabel is controlled and principally owned by William H. Crabel.
Fund(s):    a portion of the assets of Global Multi-Strategy

Sub-Advisor:    Gotham Asset Management, LLC ("Gotham") is wholly-owned by Gotham Asset Management Holdings, LP (“GAMH”). Joel Greenblatt and Robert Goldstein control Gotham through their control of GAMH and as Managing Principals of Gotham.
Fund(s):    a portion of the assets of Global Multi-Strategy
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Sub-Advisor:    Graham Capital Management, L.P. ("Graham") is majority-owned by KGT Investment Partners, L.P., which is principally owned by Graham’s founder, Kenneth Tropin, and members of Mr. Tropin’s family.
Fund(s):     a portion of the assets of Global Multi-Strategy

Sub-Advisor:    Loomis, Sayles & Company, L.P. (“Loomis Sayles”) is a subsidiary of Natixis Investment Managers, LLC, which is part of Natixis Investment Managers, an international asset management group based in Paris, France.
Fund(s):    a portion of the assets of Global Multi-Strategy

Sub-Advisor:    Los Angeles Capital Management LLC ("Los Angeles Capital") is a California limited liability company. It is owned by key employees through its parent holding companies, LACM Holdings Inc. and LACM Equity LLC (collectively, the “Parent Company”). Thomas D. Stevens, Chairman, holds a controlling equity interest in the Parent Company.
Fund(s):    a portion of the assets of Global Multi-Strategy

Sub-Advisor:    Newton Investment Management North America LLC (“NIMNA, LLC”) is an indirect subsidiary of The Bank of New York Mellon Corporation ("BNY"), a banking and financial services company. NIMNA LLC is part of ‘The Newton Investment Management Group,' which is used to collectively describe a group of affiliated companies that provide investment advisory services under the brand name ‘Newton’ or ‘Newton Investment Management.’ Investment advisory services are provided in United States by NIMNA LLC and in the United Kingdom by Newton Investment Management Limited (NIM). Both firms are indirect subsidiaries of BNY.
Fund(s):    a portion of the assets of Diversified Real Asset

Sub-Advisor:    Nomura Investments Fund Advisers (“NIFA”) is an indirect wholly-owned subsidiary of Nomura Holding America Inc. Nomura Holding America Inc. is a wholly-owned subsidiary of Nomura Holdings, Inc., a publicly traded Japanese entity.
Fund(s):    a portion of the assets of Diversified Real Asset

Sub-Advisor:    Nuveen Asset Management, LLC (“Nuveen Asset Management”) is an investment advisor registered with the SEC, whose sole managing member is Nuveen Fund Advisors, LLC. Nuveen Asset Management is an indirect subsidiary of Teachers Insurance and Annuity Association of America, which constitutes the ultimate principal owner of Nuveen Asset Management.
Fund(s):    a portion of the assets of Diversified Real Asset

Sub-Advisor:    Pictet Asset Management SA (“Pictet”) is the asset management arm of the Pictet Group, which is owned by seven managing partners.
Fund(s):    a portion of the assets of Diversified Real Asset

Sub-Advisor:    Principal Real Estate Investors, LLC (doing business as Principal Real Estate) ("Principal-REI") is an indirect subsidiary of Principal Financial Group, Inc.
Fund(s):    Global Listed Infrastructure and a portion of the assets of Diversified Real Asset
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Sub-Advisor:    Record Currency Management Limited (“Record”) is a limited liability company incorporated in England. It is a wholly-owned subsidiary of Record PLC, a publicly traded company, with a premium listing on the main market of the London Stock Exchange.
Fund(s):    a portion of the assets of Global Multi-Strategy

Sub-Advisor:    Spectrum Asset Management, Inc. ("Spectrum") is an indirect subsidiary of Principal Financial Group, Inc.
Fund(s):    Capital Securities and Spectrum Preferred and Capital Securities Income

Sub-Advisor:    Wellington Management Company LLP (“Wellington”) is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership.
Fund(s):    a portion of the assets of Diversified Real Asset and a portion of the assets of Global Multi-Strategy
On or about January 15, 2026, delete the preceding row for Sub-Advisor: Wellington Management Company LLP and replace with the following:

Sub-Advisor:    Wellington Management Company LLP (“Wellington”) is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership.
Fund(s):    a portion of the assets of Diversified Real Asset

Sub-Advisor:    Westchester Capital Management, LLC ("Westchester") is 100% owned by its sole member, Virtus Partners, Inc. (“VPI”). VPI is 100% owned by Virtus Investment Partners, Inc. (NYSE: VRTS) (“VIP”).
Fund(s):    a portion of the assets of Global Multi-Strategy

Codes of Ethics
The Registrant, PGI, PFD (as defined below), and each of the sub-advisors have adopted Codes of Ethics (“Codes”) under Rule 17j-1 of the 1940 Act. PGI and the sub-advisors each have also adopted such a Code under Rule 204A-1 of the Investment Advisers Act of 1940. These Codes are designed to prevent, among other things, persons with access to information regarding the portfolio trading activity of the Funds from using that information for their personal benefit. Except in limited circumstances, the Code for PGI and the Registrant prohibits portfolio managers from personally trading securities that are held or traded in the actively managed portfolios for which they are responsible. Certain sub-advisors have adopted Codes that do not permit personnel subject to such Code to invest in securities that may be purchased or held by a Fund. However, other sub-advisors’ Codes do permit, subject to conditions, personnel subject to the Code to invest in securities that may be purchased or held by a Fund. The Registrant’s Board reviews reports at least annually regarding the operation of the Code of Ethics of the Registrant, PGI, PFD, and each sub-advisor. A copy of the Registrant’s Code will be provided upon request, which may be made by contacting the Registrant.
Management Agreement
Under the terms of the Management Agreement with the Registrant, PGI, the investment advisor, is entitled to receive a fee computed and accrued daily and payable monthly, at the following annual rates, for providing investment advisory services and specified other services. The management fee schedule for each Fund is as follows (expressed as a percentage of average net assets).

Fund	All Assets
Capital Securities	0.00%	(1)
Global Macro	0.75%
(1)The table reflects that PGI is absorbing all expenses of the Fund. You should be aware, however, that the Fund is an integral part of “wrap-fee” programs, including those sponsored by registered investment advisors and broker-dealers unaffiliated with the Fund. Participants in these programs pay a “wrap” fee to the wrap-free program’s sponsor (“Sponsor”). You should carefully read the wrap-fee brochure provided to you by your Sponsor or your registered investment advisor. The brochure is required to include information about the fees charged to you by the Sponsor and the fees the Sponsor paid to your registered investment advisor.
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Fund	First $500 Million	Next $500 Million	Next $500 Million	Over $1.5 Billion
Global Listed Infrastructure	0.75%	0.73%	0.71%	0.70%
Global Multi-Strategy	1.21%	1.19%	1.17%	1.16%
International Small Company	1.00%	0.98%	0.96%	0.95%
Opportunistic Municipal	0.44%	0.42%	0.40%	0.39%

Fund	First $500 Million	Next $500 Million	Next $500 Million	Next $500 Million	Next $1 Billion	Over $3 Billion
Diversified Real Asset	0.80%	0.78%	0.76%	0.75%	0.74%	0.73%
Small-MidCap Dividend Income	0.79%	0.77%	0.75%	0.74%	0.73%	0.72%

Fund	First $3 Billion	Next $3 Billion	Over $6 Billion
Bond Market Index	0.10%	0.09%	0.08%
International Equity Index	0.22%	0.18%	0.15%

Fund	First $500 Million	Next $500 Million	Next $500 Million	Next $500 Million	Next $1 Billion	Next $7 Billion	Over $10 Billion
Blue Chip	0.65%	0.63%	0.61%	0.60%	0.59%	0.58%	0.57%

Fund	First $500 Million	Next $500 Million	Next $500 Million	Next $500 Million	Next $1 Billion	Next $2 Billion	Next $2 Billion	Next $3 Billion	Over $10 Billion
Spectrum Preferred and Capital Securities Income	0.75%	0.73%	0.71%	0.70%	0.69%	0.68%	0.67%	0.66%	0.65%
Fund Operating Expenses
Each Fund pays all of its operating expenses. Under the terms of the Management Agreement, PGI is responsible for paying the expenses associated with the organization of each Fund, including the expenses incurred in the initial registration of each Fund with the SEC; compensation of personnel, officers, and Board Members who are affiliated with PGI; and expenses and compensation associated with furnishing office space and all necessary office facilities, equipment, and personnel necessary to perform the general corporate functions of the Funds. Accounting services customarily required by investment companies are provided to each Fund by PGI, under the terms of the Management Agreement.
Contractual Limits on Total Annual Fund Operating Expenses
PGI has contractually agreed to limit Fund expenses (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, expenses related to the ReFlow liquidity program, and tax reclaim recovery expenses and other extraordinary expenses) on certain share classes of certain of the Funds. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each respective class on an annualized basis. Subject to applicable expense limits, the Funds may reimburse PGI for expenses incurred during the current fiscal year.
The operating expense limits and the agreement terms are as follows:

Contractual Limits on Total Annual Fund Operating Expenses
Fund	A	C	Inst.	Expiration
Blue Chip	N/A	N/A	0.66%	12/30/2026
Diversified Real Asset	1.20%	N/A	0.83%	12/30/2026
Global Listed Infrastructure	N/A	N/A	0.65%	12/30/2026
Global Multi-Strategy	N/A	N/A	1.39%	12/30/2026
International Equity Index	N/A	N/A	0.28%	12/30/2026
International Small Company	N/A	N/A	1.08%	12/30/2026
Opportunistic Municipal	0.84%	N/A	0.56%	12/30/2026
Small-MidCap Dividend Income	1.12%	1.87%	0.85%	12/30/2026
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For Capital Securities Fund, PGI has contractually agreed to limit the Fund’s expenses attributable to Class S shares by paying expenses normally payable by the Fund (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, expenses related to the ReFlow liquidity program, and tax reclaim recovery expenses and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.00%. It is expected that the expense limit will continue permanently (and, in any event, at least through December 30, 2026); however, PFI and PGI, the parties to the agreement, may mutually agree to terminate the expense limit.
Contractual Limits on Other Expenses
PGI has contractually agreed to limit the expenses identified as “Other Expenses” related to certain share classes of certain of the Funds by paying, if necessary, expenses normally payable by the Fund (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, expenses related to the ReFlow liquidity program, and tax reclaim recovery expenses and other extraordinary expenses) to maintain “Other Expenses” (expressed as a percent of average net assets on an annualized basis) at or below certain limits.
The other expenses limits and the agreement terms are as follows:

Contractual Limits on Other Expenses
Fund	R-6	Expiration
Diversified Real Asset	0.02%	12/30/2026
Global Macro	0.04%	12/30/2026
Global Multi-Strategy	0.04%	12/30/2026
International Equity Index	0.04%	12/30/2026
International Small Company	0.04%	12/30/2026
Contractual Management Fee Waivers
PGI has contractually agreed to waive a portion of certain Fund’s management fees. The fee waiver will reduce the Fund’s management fees by the amounts listed below:

Contractual Management Fee Waivers
Fund	Waiver	Expiration
Blue Chip	0.030%	12/30/2026
Global Listed Infrastructure	0.110%	12/30/2026
Management Fees Paid
Management fees paid for investment management services (before any waivers/reimbursements from PGI) during the periods indicated were as follows:

Management Fees Paid for Periods Ended August 31 (amounts in thousands)
Fund	2025	2024	2023
Blue Chip	$66,405	$61,634	$51,176
Bond Market Index	3,138	3,003	3,393
Capital Securities	—	—	—
Diversified Real Asset	20,074(1)	25,091(1)	29,831(1)(2)
Global Listed Infrastructure	295(3)	128	98(4)
Global Macro(5)	N/A	N/A	N/A
Global Multi-Strategy	5,316(1)	5,896(1)	6,635(1)
International Equity Index	2,436	2,918	2,685
International Small Company	5,393	6,915	6,905
Opportunistic Municipal	719	637	579
Small-MidCap Dividend Income	12,587	9,435	8,984
Spectrum Preferred and Capital Securities Income	40,442	41,060	40,611
(1)Consolidated financial statement; see "Basis for Consolidation" in Notes to Financial Statements.
(2)Class R-5 shares discontinued operations and converted to Class R-6 shares on January 13, 2023.
(3)Effective June 20, 2025, Global Sustainable Listed Infrastructure Fund changed its name to Global Listed Infrastructure Fund.
(4)Period from September 22, 2022, date operations commenced, through August 31, 2023.
(5)Global Macro Fund had not yet commenced operations as of the date of the fiscal year ended August 31, 2025.
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Management Fees Waived
For the following Funds, PGI waived a portion of the management fee during the periods indicated as follows:

Management Fees Waived for Periods Ended August 31 (amounts in thousands)
Fund	2025	2024	2023
Blue Chip	$3,393	$3,142	$2,598
Bond Market Index	114	322	364
Diversified Real Asset	—	—	685
Global Listed Infrastructure	26(1)	—	—
Global Multi-Strategy	—	—	62
Opportunistic Municipal	—	—	25
(1)Effective June 20, 2025, Global Sustainable Listed Infrastructure Fund changed its name to Global Listed Infrastructure Fund.
Expenses Reimbursed
For the following Funds, PGI reimbursed certain expenses during the periods indicated as follows:

Expenses Reimbursed for Periods Ended August 31 (amounts in thousands)
Fund	2025	2024	2023
Blue Chip	$—	$167	$478
Capital Securities	503	477	481
Diversified Real Asset	724	801	1,041
Global Listed Infrastructure	53(1)	63	65(2)
Global Macro(3)	N/A	N/A	N/A
Global Multi-Strategy	495	557	672
International Equity Index	274	299	335
International Small Company	57	24	95
Opportunistic Municipal	70	71	62
Small-MidCap Dividend Income	83	236	401
(1)Effective June 20, 2025, Global Sustainable Listed Infrastructure Fund changed its name to Global Listed Infrastructure Fund.
(2)Period from September 22, 2022, date operations commenced, through August 31, 2023.
(3)Global Macro Fund had not yet commenced operations as of the date of the fiscal year ended August 31, 2025.
Sub-Advisory Agreements for the Funds
PGI (and not the Funds) pays the sub-advisors fees determined pursuant to a sub-advisory agreement with each sub-advisor, including those sub-advisors that are at least 95% owned, directly or indirectly, by PGI or its affiliates (“Wholly-Owned Sub-Advisors”) and the sub-advisors for the Funds listed in the tables below. Fees paid to sub-advisors are individually negotiated between PGI and each sub-advisor and may vary.

Aggregate Fees Paid to Sub-Advisors (other than Wholly-Owned Sub-Advisors) for Fiscal Years Ended August 31 (dollar amounts in thousands)
Fund	2025		2024		2023
	Dollar Amount	Percent of Average Daily Net Assets	Dollar Amount	Percent of Average Daily Net Assets	Dollar Amount	Percent of Average Daily Net Assets
Diversified Real Asset	$4,951	0.25%	$7,132	0.25%	$8,409	0.25%
Global Multi-Strategy	2,506	0.71	2,694	0.77	2,854	0.76
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Principal Underwriter
The principal underwriter in the continuous offering of the Fund’s shares is Principal Funds Distributor, Inc. (“PFD” or the “Distributor”). PFD's address is 711 High Street, Des Moines, IA 50392. The table below shows the aggregate dollar amount of underwriting commissions and the amount retained by PFD for the last three fiscal years ended August 31:

Underwriting Fees for Periods Ended August 31 (amounts in thousands)
	2025		2024		2023
Fund	Total Underwriting Commissions	Amount Retained by PFD	Total Underwriting Commissions	Amount Retained by PFD	Total Underwriting Commissions	Amount Retained by PFD
Blue Chip	$1,955	$347	$2,025	$343	$1,495	$305
Bond Market Index	8	8	2	2	1	1
Capital Securities	—	—	—	—	—	—
Diversified Real Asset	10	2	17	4	54	17
Global Listed Infrastructure(1)	—	—	—	—	—	—
Global Macro(2)	—	—	—	—	—	—
Global Multi-Strategy	10	2	13	3	13	3
International Equity Index	—	—	—	—	—	—
International Small Company	—	—	—	—	—	—
Opportunistic Municipal	5	1	15	3	9	2
Small-MidCap Dividend Income	74	15	93	16	74	13
Spectrum Preferred and Capital Securities Income	241	94	275	106	408	147
(1)Effective June 20, 2025, Global Sustainable Listed Infrastructure Fund changed its name to Global Listed Infrastructure Fund.
(2)Global Macro Fund had not yet commenced operations as of the date of the fiscal year ended August 31, 2025.
PFD does not charge fees on redemptions or repurchases of Fund shares. The amounts in the table above for Total Underwriting Commissions include any applicable contingent deferred sales charges and front-end sales charges.
Rule 12b-1 Fees / Distribution Plans and Agreements
The distributor for the Funds is PFD. In addition to the management and service fees, certain of the Funds’ share classes are subject to a Rule 12b-1 Distribution Plan and Agreement (each, a “Plan” and, together, the “Plans”). The Board and initial shareholders of Classes A, C, J, and R-3 shares have approved and entered into a Plan. In adopting the Plans, the Board (including a majority of Independent Board Members) determined that there was a reasonable likelihood that the Plans would benefit the Funds and the shareholders of the affected classes. Among the possible benefits of the Plans include the potential for building and retaining Fund assets, as well as the ability to offer an incentive for registered representatives to provide ongoing servicing to shareholders.
The Plans provide that each Fund makes payments to the Fund’s Distributor from assets of each share class that has a Plan to compensate the Distributor and other selling dealers, various banks, broker-dealers, and other financial intermediaries, for providing certain services to the Fund. Such services may include, but are not limited to:
•    formulation and implementation of marketing and promotional activities;
•    preparation, printing, and distribution of sales literature;
•    preparation, printing, and distribution of prospectuses and the Fund reports to other-than-existing shareholders;
•    obtaining such information with respect to marketing and promotional activities as the Distributor deems advisable;
•    making payments to dealers and others engaged in the sale of shares or who engage in shareholder support services; and
•    providing training, marketing, and support with respect to the sale of shares.
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Each Fund pays the Distributor a fee after the end of each month at an annual rate as a percentage of the daily net asset value of the assets attributable to each share class as follows:

Share Class	Maximum Annualized 12b-1 Fee
A (1)	0.25%
C (1)	1.00%
J (1)	0.15%
R-3	0.25%
(1)The Distributor also receives the proceeds of any CDSC imposed.
The Distributor may remit on a continuous basis all of these sums to its investment representatives and other financial intermediaries as a trail fee in recognition of their services and assistance.
Currently, the Distributor makes payments to dealers on accounts for which such dealer is designated dealer of record. Payments are based on the average net asset value of the accounts invested in Classes A, C, J, or R-3 shares.
Under the Plans, the Funds have no legal obligation to pay any amount that exceeds the compensation limit. The Funds do not pay, directly or indirectly, interest, carrying charges, or other financing costs in association with these Plans. All fees paid under a Fund’s Plan are paid to the Distributor, which is entitled to retain such fees paid by the Fund without regard to the expenses that it incurs.
For the fiscal year ended August 31, 2025, each Fund made the following 12b-1 payments to PFD, and PFD, from these 12b-1 payments, made the following payments to financial intermediaries that distribute and/or service the Fund’s shares. The “Retained by PFD” column reflects the difference between the amount paid by the Fund to PFD and the amount of that 12b-1 fee paid by PFD to financial intermediaries. That difference/remainder is then used by PFD to pay for other 12b-1-eligible expenses. For the fiscal year ended August 31, 2025, the 12b-1-eligible expenses for each Fund were greater than the amount of the Fund’s 12b-1 payments to PFD.

Fund	Paid by Fund to PFD (amounts in thousands)	Paid by PFD to Financial Intermediaries (amounts in thousands)	Retained by PFD (amounts in thousands)
Blue Chip	$6,872	$6,453	$419
Bond Market Index	74	69	5
Capital Securities	—	—	—
Diversified Real Asset	114	113	1
Global Listed Infrastructure(1)	—	—	—
Global Macro(2)	—	—	—
Global Multi-Strategy	82	79	3
International Equity Index	36	30	6
International Small Company	—	—	—
Opportunistic Municipal	85	82	3
Small-MidCap Dividend Income	625	599	26
Spectrum Preferred and Capital Securities Income	2,990	2,767	223
(1)Effective June 20, 2025, Global Sustainable Listed Infrastructure Fund changed its name to Global Listed Infrastructure Fund.
(2)Global Macro Fund had not yet commenced operations as of the date of the fiscal year ended August 31, 2025.
Custodian
The custodian of the portfolio securities and cash assets of the Funds and the Cayman Subsidiaries is The Bank of New York Mellon, One Wall Street, New York, NY 10286. The custodian performs no managerial or policy-making functions for the Funds.
Service Agreement and Administrative Services Agreement
The Service Agreement (for Classes R-3 and R-5 Shares) provides for PGI to provide certain personal services to shareholders (plan sponsors) and beneficial owners (plan members) of those classes. These personal services include:
•    responding to plan sponsor and plan member inquiries;
•    providing information regarding plan sponsor and plan member investments; and
•    providing other similar personal services or services related to the maintenance of shareholder accounts as contemplated by National Association of Securities Dealers (NASD) Rule 2830 (or any successor thereto).
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As compensation for these services, Principal Funds will pay PGI service fees equal to 0.25% of the average daily net assets attributable to each of the R-3 and R-5 Classes. The service fees are calculated and accrued daily and paid monthly to PGI (or at such other intervals as Principal Funds and PGI may agree).
The Administrative Services Agreement (for Classes R-3 and R-5 Shares) provides for PGI to provide services to beneficial owners of Fund shares. Such services include:
•    receiving, aggregating, and processing purchase, exchange, and redemption requests from plan shareholders;
•    providing plan shareholders with a service that invests the assets of their accounts in shares pursuant to pre-authorized instructions submitted by plan members;
•    processing dividend payments from the Funds on behalf of plan shareholders and changing shareholder account designations;
•    acting as shareholder of record and nominee for plans;
•    maintaining account records for shareholders and/or other beneficial owners;
•    providing notification to plan shareholders of transactions affecting their accounts;
•    forwarding prospectuses, financial reports, tax information, and other communications from the Fund to beneficial owners;
•    distributing, receiving, tabulating, and transmitting proxy ballots of plan shareholders; and
•    other similar administrative services.
As compensation for these services, Principal Funds will pay PGI service fees equal to 0.07% of the average daily net assets of the R-3 Class and 0.01% of the average daily net assets of the R-5 Class. The service fees are calculated and accrued daily and paid monthly to PGI (or at such other intervals as Principal Funds and PGI may agree).
PGI will generally, at its discretion, appoint (and may at any time remove) other parties, including companies affiliated with PGI, as its agent to carry out the provisions of the Service Agreement and/or the Administrative Services Agreement. However, the appointment of an agent shall not relieve PGI of any of its responsibilities or liabilities under those agreements. Any fees paid to agents under these agreements shall be the sole responsibility of PGI.
Class S: Class S shares are available without any front-end sales charge or CDSC. Eligibility to invest in the Capital Securities Fund is limited to certain wrap-fee program accounts. Only wrap-fee program accounts as to which Spectrum and/or PGI have an agreement with the wrap-fee program’s sponsor (“Sponsor”) or the wrap account owner to provide investment advisory or sub-advisory services (either directly or by providing a model investment portfolio created and maintained by Spectrum and/or PGI to the Sponsor or one or more Sponsor-designated investment managers) (“Eligible Wrap Accounts”) are eligible to purchase shares of the Fund. References to Wrap Fee Advisor shall mean Spectrum and/or PGI in their role providing such services to Eligible Wrap Accounts.
A client agreement with the Sponsor to open an account in the Sponsor’s wrap-fee program typically may be obtained by contacting the Sponsor or your financial advisor. Purchase and sale decisions regarding Fund shares for your wrap account ordinarily will be made by the Wrap Fee Advisor, the Sponsor, or a Sponsor-designated investment manager, depending on the particular wrap-fee program in which your wrap account participates. If your wrap-fee account’s use of the Wrap Fee Advisor’s investment style is terminated by you, the Sponsor, or the Wrap Fee Advisor, your wrap account will cease to be an Eligible Wrap Account and you will be required to redeem all your shares of the Capital Securities Fund. Each Eligible Wrap Account, by purchasing shares, agrees to any such redemption.
Transfer Agent
The Transfer Agency Agreement provides for Principal Shareholder Services, Inc. (“PSS”) (711 High Street, Des Moines, IA 50392), an affiliate of PGI, to act as transfer and shareholder servicing agent for the Classes A, C, J, Institutional, R-3, R-5, R-6, and S.
•For Classes A, C, and R-6, and Institutional Class shares, the Registrant pays PSS a fee for the services provided pursuant to the Transfer Agency Agreement in an amount equal to the costs incurred by PSS for providing such services.
•For Class J shares, the Registrant pays PSS a fee for the services provided pursuant to the Transfer Agency Agreement in an amount that includes profit.
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The Registrant pays PSS for the following services for Classes A, C, J, and R-6, and Institutional Class shares:
•issuance, transfer, conversion, cancellation, and registry of ownership of Fund shares, and maintenance of open account system;
•preparation and distribution of dividend and capital gain payments to shareholders;
•delivery, redemption, and repurchase of shares, and remittances to shareholders;
•the tabulation of proxy ballots and the preparation and distribution to shareholders of notices, proxy statements and proxies, reports, confirmation of transactions, prospectuses, and tax information;
•communication with shareholders concerning the above items; and
•use of its best efforts to qualify the capital stock of the Funds for sale in states and jurisdictions as directed by the Funds.
The Registrant does not pay for these services for Classes R-3 and R-5 shares. PSS will pay operating expenses attributable to Classes R-3 and R-5 shares related to (a) the cost of meetings of shareholders and (b) the costs of initial and ongoing qualification of the capital stock of the Funds for sale in states and jurisdictions.
Securities Lending Agent
The Bank of New York Mellon serves as the securities lending agent for the Funds. Information regarding securities lending during the Funds’ fiscal year ended August 31, 2025 is as follows:

Fund	Gross income (including from cash collateral reinvestment)	Fees paid to securities lending agent from a revenue split	Fees paid for any cash collateral management service that are not included in revenue split	Administrative fees not included in revenue split	Indemnification fees not included in revenue split	Net rebate paid to borrower	Other fees not included in revenue split	Aggregate fees/ compensation	Net income from securities lending
Blue Chip	$126,690	$1,484	$—	$—	$—	$111,843	$—	$113,327	$13,364
Bond Market Index	809,421	14,429	—	—	—	665,032	—	679,462	129,959
Capital Securities	1,324,273	26,880	—	—	—	1,055,420	—	1,082,300	241,973
Diversified Real Asset	609,496	33,087	—	—	—	278,602	—	311,689	297,807
Global Listed Infrastructure	13,170	721	—	—	—	5,959	—	6,680	6,490
International Equity Index	200,888	2,797	—	—	—	172,908	—	175,705	25,183
International Small Company	294,454	4,841	—	—	—	246,039	—	250,880	43,574
Small-MidCap Dividend Income	19,445	195	—	—	—	17,496	—	17,690	1,754
Spectrum Preferred and Capital Securities Income	5,709,523	105,471	—	—	—	4,654,623	—	4,760,094	949,430
The services provided by The Bank of New York Mellon, as securities lending agent for the Funds, include: coordinating, with the Funds, the selection of securities to be loaned; negotiating loan terms; monitoring the value of securities loaned and corresponding collateral, marking to market daily; coordinating collateral movements; monitoring dividends; and transferring, recalling, and arranging the return of loaned securities to the Funds upon loan termination.
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MULTIPLE CLASS STRUCTURE
The Board has adopted a multiple class plan (the “Multiple Class Plan”) pursuant to SEC Rule 18f-3. The share classes each Fund offers are identified in the chart included under the heading “History of the Funds.” The share classes offered under the Multiple Class Plan include: Classes A, C, J, Institutional, R-3, R-5, R-6, and S.
Contingent Deferred Sales Charges ("CDSC")
Class A shares are generally sold with a sales charge that is a variable percentage based on the amount of the purchase, as described in the Prospectus. Certain redemptions of Class A shares within 12 months of purchase may be subject to a CDSC, as described in the Prospectus.
Class C shares are not subject to a sales charge at the time of purchase but are subject to a 1% CDSC on shares redeemed within 12 months of purchase, as described in the Prospectus.
Class J shares are sold without any front-end sales charge. A CDSC of 1% is imposed if Class J shares are redeemed within 18 months of purchase, as described in the Prospectus.
Sales charge waivers and reductions may be available depending on whether shares are purchased directly from the Fund or through a financial intermediary, as described in the Prospectus and Appendix B to the Prospectus, titled “Intermediary-Specific Sales Charge Waivers and Reductions.”
For Classes A, C, and J shares purchased from the Fund or through an intermediary not identified on Appendix B to the Prospectus, the CDSC is waived on shares:
•redeemed within 90 days after an account is re-registered due to a shareholder's death;
•redeemed to pay surrender fees;
•redeemed to pay retirement plan fees;
•redeemed involuntarily from accounts with small balances;
•redeemed due to the shareholder's disability (as defined by the Internal Revenue Code) provided the shares were purchased prior to the disability;
•redeemed from retirement plans to satisfy minimum distribution rules under the Internal Revenue Code;
•redeemed from a retirement plan to assure the plan complies with the Internal Revenue Code;
•redeemed from retirement plans qualified under Section 401(a) of the Internal Revenue Code due to the plan participant's death, disability, retirement, or separation from service after attaining age 55;
•redeemed from retirement plans to satisfy excess contribution rules under the Internal Revenue Code; or
•redeemed using a systematic withdrawal plan (up to 1% per month (measured cumulatively with respect to non-monthly plans) of the value of the fund account at the time, and beginning on the date, the systematic withdrawal plan begins). (The free withdrawal privilege not used in a calendar year is not added to the free withdrawal privileges for any following year.)
For Class J shares purchased from the Fund or through an intermediary not identified on Appendix B to the Prospectus, the CDSC also is waived on shares:
•redeemed that were purchased pursuant to the Small Amount Force Out program (SAFO); or
•of the Money Market Fund redeemed within 30 days of the initial purchase if the redemption proceeds are transferred to another Principal IRA, defined as either a fixed or variable annuity issued by Principal Life Insurance Company to fund an IRA, a Principal Bank IRA product, or a WRAP account IRA sponsored by Principal Securities, Inc. (PSI).
Institutional Class and Classes R-3, R-5, and R-6 shares are available without any front-end sales charge or CDSC. Classes R-3 and R-5 shares are available through employer-sponsored retirement plans. Such plans may impose fees in addition to those charged by the Funds. Classes R-3 and R-5 shares are subject to asset-based charges (described above). Class R-6 shares are generally available through the defined contribution investment only channel.
60

INTERMEDIARY COMPENSATION
Additional Payments to Intermediaries.
Shares of the Funds are sold primarily through intermediaries, such as brokers, dealers, investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies.
In addition to payments pursuant to 12b-1 plans, PGI or its affiliates enter into agreements with some intermediaries pursuant to which the intermediaries receive payments for providing services relating to Fund shares. Examples of such services are administrative, networking, recordkeeping, sub-transfer agency, and/or shareholder services. In some situations, the Funds will reimburse PGI or its affiliates for making such payments; in others, the Funds make such payments directly to intermediaries.
For Classes R-3 and R-5 shares, such compensation is generally paid out of the Service Fees and Administrative Services Fees that are disclosed in the Prospectus as Other Expenses. Such compensation is generally based on the average asset value of Fund shares for the relevant share class held by clients of the intermediary.
In addition, PGI or its affiliates pay, without reimbursement from the Funds, compensation from their own resources, to certain intermediaries that support the distribution of shares of the Funds or provide services to Fund shareholders. In addition, PGI or its affiliates pay, without reimbursement from the Funds, compensation from their own resources to certain large plan sponsors to help cover the cost of providing educational materials to plan participants.
The amounts paid to intermediaries vary by share class and by Fund.
Principal Life Insurance Company is one such intermediary that provides services relating to Fund shares held in employee benefit plans, and it is typically paid all of the Service Fees and Administrative Services Fees pertaining to such plans.
Plan recordkeepers, who may have affiliated financial intermediaries that sell shares of the Funds, may be paid additional amounts. In addition, some financial intermediaries or their affiliates receive compensation from PGI or its affiliates for maintaining retirement plan platforms that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.
A number of factors may be considered in determining the amount of these additional payments, including each financial intermediary’s Fund sales and assets, as well as the willingness and ability of the financial intermediary to give the Distributor access to its Financial Professionals for educational and marketing purposes. In some cases, intermediaries will include the Funds on a preferred list. The Distributor’s goals include making the Financial Professionals who interact with current and prospective investors and shareholders more knowledgeable about the Funds so that they can provide suitable information and advice about the Funds and related investor services. The amounts paid to intermediaries vary by Fund and by share class.
Additionally, in some cases, the Distributor and its affiliates will provide payments or reimbursements in connection with the costs of conferences, educational seminars, training, and marketing efforts related to the Funds. Such activities may be sponsored by intermediaries or the Distributor. The costs associated with such activities may include travel, lodging, entertainment, and meals. In some cases, the Distributor will also provide payment or reimbursement for expenses associated with transactions (“ticket”) charges and general marketing expenses. Other compensation may be paid to the extent not prohibited by applicable laws, regulations, or the rules of any self-regulatory agency, such as FINRA.
The payments described in this SAI may create a conflict of interest by influencing your Financial Professional or your intermediary to recommend a Fund over another investment, or to recommend one share class of a Fund over another share class. Ask your Financial Professional or visit your intermediary’s website for more information about the total amounts paid to them by PGI and its affiliates, and by sponsors of other investment companies your Financial Professional may recommend to you.
Your intermediary may charge you additional fees other than those disclosed in the Prospectus. Ask your Financial Professional about any fees and commissions they charge.
Although a Fund may use brokers who sell shares of the Funds to effect portfolio transactions, the sale of shares is not considered as a factor by the Fund’s sub-advisors when selecting brokers to effect portfolio transactions.
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As of December 1, 2025, the Distributor anticipates that the firms that will receive additional payments as described in the Additional Payments to Intermediaries section above (other than sales charges, Rule 12b-1 fees, and expense reimbursement) include, but are not necessarily limited to, the following:

ADP Broker Dealer, Inc	J.P. Morgan Chase (HSA Business)	Putnam Investors Services
AIG SunAmerica	J.P. Morgan Securities, LLC	Raymond James & Associates, Inc.
Alight Financial Solutions LLC	Janney Montgomery Scott	Raymond James Financial Services, Inc
American Century Investments	John Hancock Life Insurance Company	RBC Capital Markets, Llc
American United Life Insurance Co.	of New York	Reliance Trust Company
Ameriprise Financial Services, LLC	John Hancock Life Insurance Company USA	Robert W. Baird & Co. Incorporated
Ameritas Investment Company, Llc	John Hancock Trust Co.	Rockefeller Financial Inc.
Ascensus	Kestra Investment Services, LLC	Sami Brokerage LLC
B3 Wealth Strategies	Krilogy	Sammons Institutional Group
Benefit Plan Administrators	Lincoln Retirement Services Company	Sanctuary Securities, Inc
Benefit Trust Company	LPL Enterprise, LLC	Soltis Investment Advisors Llc
BNY Mellon NA	LPL Financial LLC	Standard Insurance Company
Broadridge Business Process Outsourcing, LLC	Merrill Lynch Pierce Fenner & Smith Incorporated	Stifel Nicolaus & Company, Inc.
Cape Securities Inc.	MidAtlantic Capital Corporation	T. Rowe Price Retirement Plan Services
Cetera Wealth Services, LLC	Midland National Life Insurance Company	Thrivent Financial for Lutherans
Charles Schwab & Co., Inc.	Minnesota Life Insurance Company	TIAA-CREF
Citigroup Global Markets Inc.	Morgan Stanley	Towerpoint Wealth, LLC
Columbia Management Investment	National Financial Services	Troxell Financial
Advisers, LLC	Nationwide Investment Services Corp	U.S. Bancorp Advisors, LLC
Commonwealth Financial Network	New York Life	U.S. Bancorp Investments, Inc
Creative Planning	Newport Group, The	UBS Financial Services Inc
Cyndeo Wealth Partners	Next Financial Group, Inc.	USI Advisors
Edward Jones	Next Level Private LLC	USI Securities Inc
Empower Annuity Insurance Company	Northwestern Mutual Investment Services, Llc	VALIC Retirement Services Company
of America	Oppenheimer & Co.	Vanguard Brokerage Services
Empower Financial Services Inc	Osaic Wealth, Inc	Vanguard Group, The
Equitable Financial Life Insurance Company	Pershing LLC	Voya Institutional Plan Services, LLC
Fidelity Investment Institutional Operations Co.	Plan Administrators, Inc.	Voya Institutional Trust Co.
Fortem Financial Group LLC	Prime Capital Financial	Wave Wealth Management LLC
Future Capital Management Inc	Principal Bank	Wealth Enhancement Brokerage Services
Genesis Employee Benefits	Principal Life Insurance Company	Wells Fargo Advisors Financial Network LLC
Global Retirement Partners LLC	Principal Securities, Inc.	Wells Fargo Advisors LLC
Goldman Sachs & Co. LLC	Private Client Services LLC	Wells Fargo Clearing Services LLC
Hightower Advisors, Llc	Purshe Kaplan Sterling Investments, Inc.	Wells Fargo Community Bank Advisors
The preceding list is subject to change at any time without notice. Any additions, modifications, or deletions to the financial intermediaries identified in this list that have occurred since the date noted above are not reflected. To obtain a current list, call 1-800-222-5852.
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BROKERAGE ALLOCATION AND OTHER PRACTICES
Brokerage on Purchases and Sales of Securities
All orders for the purchase or sale of portfolio securities are placed on behalf of a Fund by PGI or by the Fund’s sub-advisor pursuant to the terms of the applicable sub-advisory agreement. In distributing brokerage business arising out of the placement of orders for the purchase and sale of securities for any Fund, the objective of PGI and of each Fund’s sub-advisor is to obtain the best overall terms. In pursuing this objective, PGI or the sub-advisor considers all matters it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and executing capability of the broker or dealer, confidentiality, including trade anonymity, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). This may mean in some instances that PGI or a sub-advisor will pay a broker commissions that are in excess of the amount of commissions another broker might have charged for executing the same transaction when PGI or the sub-advisor believes that such commissions are reasonable in light of a) the size and difficulty of the transaction, b) the quality of the execution provided, and c) the level of commissions paid relative to commissions paid by other institutional investors. Such factors are viewed both in terms of that particular transaction and in terms of all transactions that broker executes for accounts over which PGI or the sub-advisor exercises investment discretion. The Board has also adopted a policy and procedure designed to prevent each of the Funds from compensating a broker/dealer for promoting or selling Fund shares by directing brokerage transactions to that broker/dealer for the purpose of compensating the broker/dealer for promoting or selling Fund shares. Therefore, PGI or a sub-advisor may not compensate a broker/dealer for promoting or selling Fund shares by directing brokerage transactions to that broker/dealer for the purpose of compensating the broker/dealer for promoting or selling Fund shares. PGI or a sub-advisor may purchase securities in the over-the-counter market, utilizing the services of principal market makers unless better terms can be obtained by purchases through brokers or dealers, and may purchase securities listed on the NYSE from non-Exchange members in transactions off the Exchange.
PGI or a sub-advisor may give consideration in the allocation of business to services performed by a broker (e.g., the furnishing of statistical data and research generally consisting of, but not limited to, information of the following types: analyses and reports concerning issuers, industries, economic factors, and trends; portfolio strategy; performance of client accounts; and access to research analysts, corporate management personnel, and industry experts). If any such allocation is made, the primary criteria used will be to obtain the best overall terms for such transactions or terms that are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or a sub-advisor’s overall responsibilities to the accounts under its management. PGI or a sub-advisor generally pays additional commission amounts for such research services. Statistical data and research information received from brokers or dealers as described above may be useful in varying degrees and PGI or a sub-advisor may use it in servicing some or all of the accounts it manages.
PGI and the sub-advisors allocated portfolio transactions for the Funds indicated in the following table to certain brokers for the year ended August 31, 2025 due to research services provided by such brokers. The table also indicates the commissions paid to such brokers as a result of these portfolio transactions.

Fund	Amount of Transactions because of Research Services Provided	Related Commissions Paid
Blue Chip	$6,062,002,818	$806,422
Diversified Real Asset	513,672,443	399,591
Global Listed Infrastructure	103,355,492	53,013
Global Multi-Strategy	175,572,473	92,271
International Equity Index	294,565,671	108,269
International Small Company	447,673,279	289,166
Small-MidCap Dividend Income	792,888,563	369,870
Subject to the rules promulgated by the SEC, as well as other regulatory requirements, the Board has approved procedures whereby a Fund may purchase securities that are offered in underwritings in which an affiliate of a sub‑advisor, or PGI, participates. These procedures prohibit a Fund from directly or indirectly benefiting a sub‑advisor affiliate or PGI affiliate in connection with such underwritings. In addition, for underwritings where a sub-advisor affiliate or PGI participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that a Fund could purchase in the underwritings. The sub-advisor shall determine the amounts and proportions of orders allocated to the sub-advisor or affiliate. The Board will receive quarterly reports on these transactions.
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The Board has approved procedures that permit a Fund to effect a purchase or sale transaction between the Fund and any other affiliated investment company or between a Fund and affiliated persons of the Fund under limited circumstances prescribed by SEC Rules. Any such transaction must be effected without any payment other than a cash payment for the securities, for which a market quotation is readily available, at the current market price; must be consistent with the investment objective, investment strategy, and risk profile of the Fund; and no brokerage commission or fee (except for customary transfer fees), or other remuneration may be paid in connection with the transaction. The Board will receive quarterly reports on these transactions.
The Board has also approved procedures that permit a Fund’s sub-advisor(s) to place portfolio trades with an affiliated broker under circumstances prescribed by SEC Rules 17e-1 and 17a-10. The procedures require that total commissions, fees, or other remuneration received or to be received by an affiliated broker must be reasonable and fair compared to the commissions, fees, or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable time period. The Board will receive quarterly reports on these transactions.
Purchases and sales of debt securities and money market instruments usually are principal transactions; portfolio securities are normally purchased directly from the issuer or from an underwriter or marketmakers for the securities. Such transactions are usually conducted on a net basis with a Fund paying no brokerage commissions. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter, and the purchases from dealers serving as marketmakers include the spread between the bid and asked prices.
The following table shows the brokerage commissions paid during the periods indicated.

Total Brokerage Commissions Paid for Periods Ended August 31
Fund	2025	2024	2023
Blue Chip	$1,263,530	$750,506	$676,534
Bond Market Index	2,250	4,906	6,550
Capital Securities	—	—	—
Diversified Real Asset	1,879,608	2,212,961	1,949,929
Global Listed Infrastructure	95,899	12,596	19,207
Global Macro (1)	—	—	—
Global Multi-Strategy	178,254	210,689	229,490
International Equity Index	264,295	299,112	411,944
International Small Company	693,240	663,844	836,811
Opportunistic Municipal	300	—	—
Small-MidCap Dividend Income	572,248	552,169	450,627
Spectrum Preferred and Capital Securities Income	85,755	144,728	184,867
(1) Global Macro Fund had not yet commenced operations as of the date of the fiscal year ended August 31, 2025.
Primary reasons for changes in brokerage commissions for those Funds with relatively greater variations for the three years were changes in commission rates; changes in Fund size; changes in market conditions; changes in money managers of certain Funds; and implementation of investment strategies. In some cases, such events required substantial portfolio restructurings, resulting in increased securities transactions and brokerage commissions.
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Brokerage commissions from the portfolio transactions effected for the Funds were paid to brokers affiliated with PGI or such Fund's sub-advisors for the fiscal years ended August 31 as follows:

Fund	Affiliated Advisor/Sub-Advisor	Affiliated Broker	2025 Fund's Total Commissions Paid	% of Fund's Total Commissions	% of Dollar Amount of Fund's Commissionable Transactions
Diversified Real Asset
	Delaware Investments Fund Advisers(1)	Macquarie Securities (Australia) Limited	$551(2)	0.03%	0.02%
	Delaware Investments Fund Advisers(1)	Macquarie Securities (NZ) Limited	$738(2)	0.04%	0.01%
Total			$1,289	0.07%	0.03%
Spectrum Preferred and Capital Securities Income
	Spectrum Asset Management	SAMI Brokerage LLC	$85,231	99.39%	99.93%
Total			$85,231	99.39%	99.93%

Fund	Affiliated Advisor/Sub-Advisor	Affiliated Broker	2024 Fund's Total Commissions Paid	% of Fund's Total Commissions	% of Dollar Amount of Fund's Commissionable Transactions
Diversified Real Asset
	Delaware Investments Fund Advisers(1)	Macquarie Securities (Australia) Limited	$1,791(3)	0.08%	0.05%
Total			$1,791	0.08%	0.05%
Spectrum Preferred and Capital Securities Income
	Spectrum Asset Management	SAMI Brokerage LLC	$129,773	89.67%	97.70%
Total			$129,773	89.67%	97.70%

Fund	Affiliated Advisor/Sub-Advisor	Affiliated Broker	2023 Fund's Total Commissions Paid	% of Fund's Total Commissions	% of Dollar Amount of Fund's Commissionable Transactions
Spectrum Preferred and Capital Securities Income
	Spectrum Asset Management	SAMI Brokerage LLC	$176,543	95.50%	98.96%
Total			$176,543	95.50%	98.96%
(1)On December 1, 2025, Delaware Investments Fund Advisers experienced a change of control and, as part of that transaction, changed its name to Nomura Investments Fund Advisers.
(2)Delaware Investments Fund Advisers reimbursed the Fund the total commission amount for the period ended August 31, 2025.
(3)Delaware Investments Fund Advisers reimbursed the Fund the total commission amount for the period ended August 31, 2024.
Material differences, if any, between the percentage of a Fund’s brokerage commissions paid to a broker and the percentage of transactions effected through that broker reflect the commission rates the sub-advisor has negotiated with the broker. Commission rates a sub-advisor pays to brokers may vary and reflect such factors as the trading volume placed with a broker, the type of security, the market in which a security is traded and the trading volume of that security, the types of services provided by the broker (i.e., execution services only or additional research services), and the quality of a broker’s execution.
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The following table indicates the value of each Fund’s aggregate holdings, in thousands, of the securities of its regular brokers or dealers for the fiscal year ended August 31, 2025.

Holdings of Securities of Principal Funds, Inc. Regular Brokers and Dealers
Fund	Broker or Dealer	Holdings (in thousands)
Bond Market Index	Bank of Montreal	$1,352
	Bank of New York Mellon Corp/The	2,665
	Barclays PLC	4,615
	Goldman Sachs Group Inc/The	10,793
	Jefferies Group LLC	657
	JPMorgan Chase & Co	16,679
	Morgan Stanley	13,318
	Royal Bank of Canada	2,730
	UBS Group AG	1,377
	Wells Fargo & Co	10,808
Capital Securities	Bank of Montreal	$15,062
	Bank of New York Mellon Corp/The	38,743
	Barclays PLC	21,287
	BNP Paribas SA	21,029
	Goldman Sachs Group Inc/The	22,045
	JPMorgan Chase & Co	29,519
	Royal Bank of Canada	30,144
	UBS Group AG	28,628
	Wells Fargo & Co	28,374
Global Multi-Strategy	Bank of New York Mellon Corp/The	$31
	Citadel LP	63
	Goldman Sachs Group Inc/The	101
	Jefferies Group LLC	253
	JPMorgan Chase & Co	329
	Morgan Stanley	381
	UBS Group AG	886
	Wells Fargo & Co	242
International Equity Index	Barclays PLC	$2,417
	BNP Paribas SA	3,208
	UBS Group AG	4,511
Small-MidCap Dividend Income	Jefferies Group LLC	$32,585
Spectrum Preferred and Capital Securities Income	Bank of Montreal	$83,545
	Bank of New York Mellon Corp/The	131,447
	Barclays PLC	91,687
	BNP Paribas SA	214,043
	Goldman Sachs Group Inc/The	81,027
	JPMorgan Chase & Co	157,317
	Morgan Stanley	38,769
	Royal Bank of Canada	116,145
	UBS Group AG	104,419
	Wells Fargo & Co	162,480

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Allocation of Trades
By the Manager (PGI). PGI has its own trading platform and personnel that perform trade-related functions. Where applicable, PGI trades on behalf of its own clients. Such transactions are executed in accordance with PGI’s trading policies and procedures, including, but not limited to, trade allocations and order aggregation, purchase of new issues, and directed brokerage. PGI acts as discretionary investment advisor for a variety of individual accounts, ERISA accounts, registered investment companies, insurance company separate accounts, and public employee retirement plans and places orders to trade portfolio securities for each of these accounts. Managing multiple accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. PGI has adopted and implemented policies and procedures that it believes address the potential conflicts associated with managing accounts for multiple clients and are designed to ensure that all clients are treated fairly and equitably. These procedures include allocation policies and procedures and internal review processes.
If, in carrying out the investment objectives of its respective clients, occasions arise in which PGI deems it advisable to purchase or sell the same equity securities for two or more client accounts at the same or approximately the same time, PGI may submit the orders to purchase or sell to a broker/dealer for execution on an aggregate or “bunched” basis. PGI will not aggregate orders unless it believes that aggregation is consistent with (1) its duty to seek best execution and (2) the terms of its investment advisory agreements. In distributing the securities purchased or the proceeds of sale to the client accounts participating in a bunched trade, no advisory account will be favored over any other account and each account that participates in an aggregated order will participate at the average share price for all transactions of PGI relating to that aggregated order on a given business day, with all transaction costs relating to that aggregated order shared on a pro rata basis.
Because of PGI’s role as investment advisor to each of the Funds and discretionary advisor to funds of funds and some underlying funds, conflicts may arise in connection with the services PGI provides to funds of funds with respect to asset class and target weights for each asset class and investments made in underlying funds. PGI also provides advisory services to funds that have multiple investment advisors (“Multi-Managed Funds”). These services include determining the portion of a Multi-Managed Fund’s portfolio to be allocated to an advisor. Conflicts may arise in connection with the services PGI provides to the funds of funds that it manages, in connection with the services PGI provides to other funds of funds and Multi-Managed Funds, for the following reasons:
•PGI serves as the investment advisor to the underlying funds in which the funds of funds invest, sometimes as the discretionary advisor, and an affiliated investment advisor may serve as sub-advisor to the funds in which a fund of funds may invest. This raises a potential conflict because PGI’s or an affiliated company’s profit margin may vary depending upon the underlying fund in which the funds of funds invest.
•PGI or an affiliated person may serve as investment advisor to a portion of a Multi-Managed Fund. In addition, PGI might recommend that an affiliated person serve as sub-advisor to a portion of a Multi-Managed Fund. This raises a potential conflict because PGI’s or an affiliated investment advisor’s profit margin may vary depending on the extent to which a Multi-Managed Fund’s assets are managed by PGI or allocated to an affiliated advisor.
•A sub-advisor may determine that the asset class PFI has hired it to manage (for example, small capitalization growth stocks) can be managed effectively only by limiting the amount of money devoted to the purchase of securities in the asset class. In such a case, a sub-advisor may impose a limit on the amount of money PFI may place with the sub-advisor for management. When a sub-advisor for two or more PFI Funds imposes such a limit, PGI and/or the sub-advisor may need to determine which Fund will be required to limit its investment in the asset class and the degree to which the Fund will be so limited. PGI and the sub-advisor may face a conflict of interest in making its determination.
PGI implements the following in an effort to limit the appearance of conflicts of interest and the opportunity for events that could trigger an actual conflict of interest:
•PGI implements a process for selecting underlying funds that emphasizes the selection of funds within the Principal Funds Complex that are determined to be consistent with the fund of fund’s objective and principal investment strategies. However, PGI will select an unaffiliated underlying fund managed by an unaffiliated sub-advisor when deemed necessary or appropriate based upon a consideration of the Fund’s objective and investment strategies and available expertise and resources within the Principal organization.
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•PGI uses a process to select investment advisors that emphasizes the selection of PGI or Principal-affiliated sub-advisors that are determined to be qualified under PGI’s due diligence process. However, PGI will select an unaffiliated sub-advisor to manage all or a portion of a Fund’s portfolio when deemed necessary or appropriate based upon a consideration of the Fund’s objective and investment strategies and available expertise and resources within the Principal organization.
•PGI provides ongoing oversight of the Funds’ investments to monitor adherence to their investment program.
By the Sub-Advisors. The portfolio managers of each sub-advisor manage a number of accounts other than the Funds’ portfolios, including in some instances proprietary or personal accounts. Managing multiple accounts may give rise to potential conflicts of interest, including, for example, conflicts among investment strategies, allocating time and attention to account management, allocation of investment opportunities, knowledge of and timing of fund trades, selection of brokers and dealers, and compensation for the account. Each has adopted and implemented policies and procedures that it believes address the potential conflicts associated with managing accounts for multiple clients and personal accounts and are designed to ensure that all clients and client accounts are treated fairly and equitably. These procedures include allocation policies and procedures, personal trading policies and procedures, internal review processes, and, in some cases, review by independent third parties.
Investments the sub-advisor deems appropriate for a Fund’s portfolio may also be deemed appropriate by it for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the Fund’s portfolio and other accounts. In such circumstances, the sub-advisor may determine that orders for the purchase or sale of the same security for the Fund’s portfolio and one or more other accounts should be combined. In this event, the transactions will be priced and allocated in a manner deemed by the sub-advisor to be equitable and in the best interests of the Fund’s portfolio and such other accounts. While in some instances combined orders could adversely affect the price or volume of a security, the Fund believes that its participation in such transactions on balance will produce better overall results for the Fund.
PURCHASE AND REDEMPTION OF SHARES
Purchase of Shares
Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Funds’ behalf, and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by a Fund when authorized organizations, their agents, or affiliates receive the order. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Class A shares of the Funds are purchased at their public offering price, and other share classes of the Funds are purchased at the net asset value (“NAV”) per share, as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received and accepted by an authorized agent of a Fund. In order to receive a day’s price, an order must be received in good order by the close of the regular trading session of the NYSE as described below in “Pricing of Fund Shares.”
All income dividend and capital gains distributions, if any, on a Fund's Class S shares are paid out in cash. All income dividends and capital gains distributions, if any, on a Fund’s Institutional Class and Classes R-3, R-5, and R-6 shares are reinvested automatically in additional shares of the same class of the same Fund. Dividends and capital gains distributions, if any, on a Fund’s Classes A, C, and J shares are reinvested automatically in additional shares of the same Class of shares of the same Fund unless the shareholder elects to take dividends in cash. The reinvestment will be made at the NAV determined on the first business day following the record date.
The Fund, at its discretion, may permit the purchase of shares using securities as consideration (a purchase in-kind).
For information related to Class S shares, see the section in this SAI entitled “Multiple Class Structure.”
Abandoned or Orphaned Accounts
In order to invest in shares of Principal Funds, a shareholder’s account must have a registered broker-dealer on file with us when the account is established. If an active account does not have a registered broker-dealer on file, we consider the account to be an “abandoned or orphaned account”. If we determine in our discretion that an account is abandoned or orphaned, we will take the following actions:
•Notify the shareholder in writing as to the account’s status and request that the account(s) be moved to another registered broker-dealer;
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•Remove the broker/dealer from the account.  If the shareholder does not request another registered broker/dealer to be added to the account, Principal Shareholder Services, Inc. (“PSS”), the Funds’ Transfer Agent, will hold the accounts until another registered broker/dealer is added to the account.  PSS is not a broker-dealer and does not offer investment advice; and
•No initial sales charge will apply to purchases of Fund shares while PSS is holding the account.
Sales of Shares
Payment for shares tendered for redemption is ordinarily made in cash. The Fund may determine, however, that it would be detrimental to the remaining shareholders to make payment of a redemption order wholly or partly in cash. The Fund may, therefore, pay the redemption proceeds in whole or in part by a distribution “in kind” of securities from the Fund’s portfolio in lieu of cash. If the Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described below in “Pricing of Fund Shares.”
The right to require the Funds to redeem their shares may be suspended, or the date of payment may be postponed, whenever: 1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends; 2) the SEC permits such suspension and so orders; or 3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.
Certain designated organizations are authorized to receive sell orders on the Fund’s behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by the Fund when authorized organizations, their agents, or affiliates receive the order. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.
For information related to Class S shares, see the section in this SAI entitled “Multiple Class Structure.”
Exchanges Between Classes of Shares
Class S shares of the Capital Securities Fund are not subject to exchange.
Through your financial intermediary, in certain limited circumstances, you may become eligible to exchange shares of a Fund you own for shares of a different class of the same Fund, if you become eligible to purchase shares of such different class of the same Fund through your account with your financial intermediary. The following shows the permitted exchanges, subject to the conditions described herein:

Exchange From Class	Exchange To Class
A	Institutional
C	A, Institutional
Institutional	A, C, R-6
R-6	Institutional
Such same-Fund exchanges between share classes are permitted, subject to conditions including, but not limited to, the following:
•You or your retirement plan sponsor must be eligible to purchase shares of the class into which the exchange is to occur;
•Your financial intermediary or the retirement plan sponsor's financial intermediary must have an agreement with the underwriter or transfer agent of Principal Funds allowing the purchase of such share class for you;
•The Fund must offer shares of such class of such Fund in your state or the state of the retirement plan sponsor;
•In order to exchange into Class A shares, you must be eligible to: (i) purchase Class A shares with no initial sales charge; or (ii) exchange into Class A shares through your financial intermediary with no initial sales charge;
•Depending on the circumstances, for exchanges from Classes A and C shares there may be a contingent deferred sales charge in connection with the exchange; and
•Any such exchange must be requested by your financial intermediary or retirement plan sponsor (with approval by the Distributor) and, except as otherwise approved by the Distributor, must result from either (i) the financial intermediary seeking to have shares of the Funds on their platform held in a particular share class, (ii) the share class becoming available to your financial intermediary or Financial Professional through a new relationship, or (iii) your retirement plan sponsor electing to have shares of the Funds offered as part of the plan investment options held in a particular share class.
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If, after purchasing Institutional Class shares, you become ineligible to invest in Institutional Class shares, you may be permitted to exchange from Institutional Class shares into other share classes issued by the same Fund if your financial intermediary determines you qualify for such an exchange.
You should check with your financial intermediary to see if the exchange you wish to complete will satisfy the conditions. Your ability to exchange between share classes of the same Fund may be limited by the operational limitations of your financial intermediary. Please consult your Financial Professional for more information.
While such an exchange may not be considered a taxable event for income tax purposes, you should consult with your tax advisor regarding possible federal, state, local, and foreign tax consequences.
PRICING OF FUND SHARES
Each Fund’s shares are bought and sold at the current net asset value (“NAV”) per share. Each Fund’s NAV for each class is calculated each day the New York Stock Exchange (“NYSE”) is open, as of the close of business of the NYSE (normally 3:00 p.m. Central Time). The NAV of Fund shares is not determined on days the NYSE is closed (generally, New Year’s Day; Martin Luther King, Jr. Day; Washington’s Birthday/Presidents’ Day; Good Friday; Memorial Day; Juneteenth; Independence Day; Labor Day; Thanksgiving Day; and Christmas). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received in proper form.
The Funds will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price shares as of 3:00 p.m. Central Time, if the particular disruption directly affects only the NYSE.
For all Funds the share price is calculated by:
•taking the current market value of the total assets of the Fund,
•subtracting liabilities of the Fund,
•dividing the remainder proportionately into the classes of the Fund,
•subtracting the liability of each class, and
•dividing the remainder by the total number of shares owned in that class.
In determining NAV, securities listed on an Exchange, the Nasdaq National Market, and any foreign markets within the Western Hemisphere are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price.
Municipal securities held by the Funds are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Funds and are based upon appraisals obtained by a pricing service, in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers.
Other securities that are traded on the over-the-counter market are valued at their closing bid prices. Each Fund will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services that may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Debt securities with remaining maturities of sixty days or less for which market quotations and information furnished by a third-party pricing service are not readily available will be valued at amortized cost, which approximates current value. Securities for which quotations are not readily available, and other assets, are valued at fair value determined in good faith under procedures established by and under the supervision of the Board.
A Fund’s securities may be traded on foreign securities markets that close each day prior to the time the NYSE closes. In addition, foreign securities trading generally or in a particular country or countries may not take place on all business days in New York. The Fund has adopted policies and procedures to “fair value” some or all securities held by a Fund. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Manager believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
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Certain securities issued by companies in emerging markets may have more than one quoted valuation at any point in time, sometimes referred to as a “local” price and a “premium” price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Funds to value such securities at prices at which it is expected those shares may be sold, and PGI is authorized to make such determinations subject to the oversight of the Board as may from time to time be necessary.
Appendix B provides a specimen price-make-up sheet showing how the Fund calculates the total offering price per share.
TAX CONSIDERATIONS
Qualification as a Regulated Investment Company
Each Fund intends to qualify annually to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “IRC”), by satisfying certain requirements prescribed by Subchapter M of the IRC. To qualify as a RIC, a Fund must invest in assets that produce types of income specified in the IRC (“Qualifying Income”). Whether the income from derivatives, swaps, commodity-linked derivatives, and other commodity/natural resource-related securities is Qualifying Income is unclear under current law. Accordingly, a Fund’s ability to invest in certain derivatives, swaps, commodity-linked derivatives, and other commodity/natural resource-related securities may be restricted. Investments in cryptocurrency may also be restricted due to uncertainty related to whether income from such investments would be treated as Qualifying Income. Further, if a Fund does invest in these types of securities and the income is not determined to be Qualifying Income, it may cause the Fund to fail to qualify as a RIC under the IRC for a given year. In addition, a Fund must satisfy certain diversification tests under the IRC to qualify as a RIC. If a Fund fails to qualify as a RIC, it will be liable for taxes, significantly reducing its distributions to shareholders and eliminating shareholders’ ability to treat distributions (as long- or short-term capital gains or qualifying dividends) of the Fund in the manner they were received by the Fund.
Futures Contracts and Options
As previously discussed, some of the Funds invest in futures contracts or options thereon, index options, or options traded on qualified exchanges. For federal income tax purposes, capital gains and losses on futures contracts or options thereon, index options, or options traded on qualified exchanges are generally treated as 60% long-term and 40% short-term. In addition, the Funds must recognize any unrealized gains and losses on such positions held at the end of the fiscal year. A Fund may elect out of such tax treatment, however, for a futures or options position that is part of an “identified mixed straddle” such as a put option purchased with respect to a portfolio security. Gains and losses on futures and options included in an identified mixed straddle are considered 100% short-term, and unrealized gains or losses on such positions are not realized at year-end. The straddle provisions of the IRC may require the deferral of realized losses to the extent that a Fund has unrealized gains in certain offsetting positions at the end of the fiscal year. The IRC may also require recharacterization of all or a part of losses on certain offsetting positions from short-term to long-term, as well as adjustment of the holding periods of straddle positions.
International Funds
Some foreign securities purchased by the Funds may be subject to foreign withholding taxes that could reduce the yield on such securities. The amount of such foreign taxes is expected to be insignificant. Shareholders of the Funds that invest in foreign securities may be entitled to claim a credit or deduction with respect to foreign taxes. The Funds may from year to year make an election to pass through such taxes to shareholders. If such election is not made, any foreign taxes paid or accrued will represent an expense to each affected Fund that will reduce its investment company taxable income. Certain Funds may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the IRS. In order to avoid taxes and interest that must be paid by the Funds if these instruments appreciate in value, the Funds may make various elections permitted by the tax laws. However, these elections could require that the Funds recognize additional taxable income, which in turn must be distributed. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.
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Under the Foreign Account Tax Compliance Act (“FATCA”), a Fund may be required to withhold a 30% tax on (a) dividends paid by the Fund, and (b) certain capital gain distributions and/or the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2018, to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. The IRS recently issued proposed regulations indicating its intent to eliminate the 30% withholding tax on gross proceeds. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
Special Tax Considerations for the Opportunistic Municipal Fund (the “Municipal Fund”)
The Municipal Fund also intends to qualify to pay “exempt-interest dividends” to its shareholders. An exempt-interest dividend is that part of dividend distributions made by the Fund that consist of interest received by that Fund on tax-exempt municipal obligations. Shareholders incur no federal income taxes on exempt-interest dividends. However, these exempt-interest dividends may be taxable under state or local law. Exempt-interest dividends that derive from certain private activity bonds must be included by individuals as a preference item in determining whether they are subject to the alternative minimum tax. The Fund may also pay ordinary income dividends and distribute capital gains from time to time. Ordinary income dividends and distributions of capital gains, if any, are taxable for federal purposes.
If a shareholder receives an exempt-interest dividend with respect to shares of the Fund held for six months or less, then any loss on the sale or exchange of such shares, to the extent of the amount of such dividend, is disallowed. If a shareholder receives a capital gain dividend with respect to shares held for six months or less, then any loss on the sale or exchange of such shares is treated as a long-term capital loss to the extent the loss exceeds any exempt-interest dividend received with respect to such shares, and is disallowed to the extent of such exempt-interest dividend.
Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of this Fund is not deductible. Furthermore, entities or persons who are “substantial users” (or related persons) under Section 147(a) of the IRC of facilities financed by private activity bonds should consult their tax advisors before purchasing shares of the Fund.
From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. If legislation is enacted that eliminates or significantly reduces the availability of municipal obligations, it could adversely affect the ability of the Fund to continue to pursue its investment objective and policies. In such event, the Fund would reevaluate its investment objective and policies.
PORTFOLIO HOLDINGS DISCLOSURE
The Funds may publish month-end portfolio holdings information for each Fund’s portfolio on the www.PrincipalAM.com website on the thirteenth business day of the following month. The Funds may also occasionally publish information on the websites relating to specific events, such as the impact of a natural disaster, corporate debt default, or similar events on portfolio holdings. The Funds may also occasionally publish information on the websites concerning the removal, addition, or change in weightings of underlying funds in which the funds of funds invest. It is the Funds’ policy to disclose only public information regarding portfolio holdings (i.e., information published on the websites or filed with the SEC), except as described below.
Non-Specific Information. Under the Portfolio Holdings Disclosure Policy, the Funds may distribute non-specific information about the Funds and/or summary information about the Funds as requested. Such information will not identify any specific portfolio holding, but may reflect, among other things, the quality, character, or sector distribution of a Fund’s holdings. This information may be made available at any time (or without delay).
Policy. The Funds and PGI have adopted a policy of disclosing non-public portfolio holdings information to third parties only to the extent required by federal law, and to the following third parties, so long as such third party has agreed, or is legally obligated, to maintain the confidentiality of the information and to refrain from using such information to engage in securities transactions:
1)Daily to the Funds’ portfolio pricing services, Bloomberg LP, ICE Data Services, J.P. Morgan PricingDirect, Inc., and S&P Global, to obtain prices for portfolio securities;
2)Upon proper request to government regulatory agencies or to self-regulatory organizations;
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3)As needed to Ernst & Young LLP, the independent registered public accounting firm, in connection with the performance of the services provided by Ernst & Young LLP to the Funds;
4)To the investment advisor and sub-advisors’ proxy service providers (Broadridge Financial Solutions, LLC, Glass Lewis & Co., and Institutional Shareholder Services (ISS)) to facilitate voting of proxies;
5)To the Funds’ custodian, The Bank of New York Mellon, in connection with the custodial services it provides to the Funds; and
6)Kessler, Topaz, Meltzer & Check, LLP, in connection with legal services it provides to the Funds.
The Funds are also permitted to enter into arrangements to disclose portfolio holdings to other third parties in connection with the performance of a legitimate business purpose if such third party agrees in writing to maintain the confidentiality of the information prior to the information being disclosed. Any such written agreement must be approved by an officer of the Funds, PGI, or the Fund’s sub-advisor. Approval must be based on a reasonable belief that disclosure to such other third party is in the best interests of the Fund’s shareholders. If a conflict of interest is identified in connection with disclosure to any such third party, the Fund’s or PGI’s Chief Compliance Officer (“CCO”) must approve such disclosure, in writing, before it occurs. The Funds currently have disclosure agreements with the following:

Abel Noser	Eagle	Natixis Investment Managers
ACA Compliance Alpha	Eagle Investment Systems Corp.	Nordlogic
AcadiaSoft	Electra	Northern Trust
Accenture	Electra Information Systems	Northern Trust Integrated Trading Solutions
Advent Axys	Everest (Allvue Systems)	Omgeo LLC
Advent APX	FactSet	Portfolio BI, Inc.
Ashland Partners	FactSet Research Systems Inc.	PORTIA (SS&C Technologies)
Askia, LLC	Financial Recovery Technologies (FRT)	Qontigo (Axioma Risk System)
Assette	FIS Capital Markets US, LLC	ReFlow Fund, LLC
Bank of America	FIS Global Asset Management	Rimes Technologies Corporation
Barra	FIS PTA	Russell Investments Implementation
BlackRock Aladdin	Generic Network Systems	Services, LLC
Bloomberg AIM	Global Trading Analytics	S&P Global Ratings
Bloomberg LP	Goldman Sachs	S3
Bloomberg Port	Gresham Technologies	SEI Global Services, Inc.
Bloomberg Professional Services	ICE Data Pricing & Reference Data	SEI Investments Co
BNY	ICE Liquidity	SS&C
Broadridge Business Process Outsourcing	IHS Markit LTD	SS&C Advent
Solutions, LLC	INDATA	SS&C Eze
Broadridge (Proxy Edge)	InvestCloud Inc	SS&C Geneva
Brown Brothers Harriman	Investment Company Institute (ICI)	SS&C Geneva Managed Services
Charles River	JP Morgan	SS&C Vision FI
Charles River Development	LexisNexis	StarCompliance Operating, LLC
Charles River Investment Management Solutions	LiquidNet	State Street Bank & Trust
Charles River Trading System	Loomis, Sayles & Company, LP	SWIFT
Clearwater Analytics	Markit WSO Services	TriOptima
Confluence Technologies	Microsoft Azure	TriOptima AB
Consensys Limited	Morgan Stanley	Virtu Americas LLC
Corporation Service Company	Morningstar, Inc.	Virtus Shared Services
DTCC OASYS	MSCI	Watson Wheatley
Dynamo Software	MSCI ESG Risk Metrics
Any agreement by which any Fund or any party acting on behalf of the Fund agrees to provide Fund portfolio information to a third party, other than a third party identified in the policy described above, must be approved prior to information being provided to the third party, unless the third party (i) is a regulator or (ii) has a duty to maintain the confidentiality of such information and to refrain from using such information to engage in securities transactions, except that a third-party recipient of non-public portfolio holdings information received in connection with certain in-kind redemptions pursuant to contractual arrangements will not be prohibited from hedging or otherwise managing its risk exposure from the expected distribution of portfolio securities to be received in the in-kind redemptions. A written record of approval will be made by the person granting approval.
73

The Funds’ non-public portfolio holdings information policy applies without variation to individual investors, institutional investors, intermediaries that distribute the Funds’ shares, third-party service providers, rating and ranking organizations, and affiliated persons of the Funds. Neither the Funds nor PGI nor any other party receives compensation in connection with the disclosure of Fund portfolio information. The Funds’ CCO will periodically, but no less frequently than annually, review the Funds’ portfolio holdings disclosure policy and recommend changes the CCO believes are appropriate, if any, to the Board. In addition, the Board must approve any change in the Funds’ portfolio holdings disclosure policy that would expand the distribution of such information.
REFLOW LIQUIDITY PROGRAM
Each Fund may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase Fund shares up to the value of the net shares redeemed by other shareholders that are to settle that business day. A Fund is not guaranteed to receive cash from ReFlow on any given day as allocation of ReFlow’s cash is based on the results of ReFlow’s automated daily auction process among participating mutual funds. Following purchases of Fund shares, ReFlow then generally redeems those shares when the Fund experiences net shareholder purchases at the end of a maximum holding period determined by ReFlow, or at other times at ReFlow’s discretion. While ReFlow holds Fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder.
For use of the ReFlow service, a Fund pays a fee to ReFlow each time it purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through the auction process. The current minimum fee rate (which is subject to change) is 0.14% of the value of the Fund shares purchased by ReFlow, although the Fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of Fund shareholders. ReFlow’s purchases of Fund shares through the liquidity program are made on an investment-blind basis without regard to the Fund's objective, policies, or anticipated performance. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a Fund. ReFlow will periodically redeem its entire share position in a Fund and may request that such redemption be met in-kind in accordance with redemption in-kind policies described in the Prospectus. Purchases and redemptions of Fund shares by ReFlow under the program are generally not considered excessive short-term trading under the Funds’ Excessive Trading Policy.
PROXY VOTING POLICIES AND PROCEDURES
The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to PGI or to the Fund’s sub-advisor, as appropriate. PGI and each sub-advisor will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board, and which are found in Appendix C to this SAI. Any material changes to the proxy policies and procedures will be submitted to the Board for approval.
In addition, the sub-advisor, with respect to the Global Listed Infrastructure Fund, intends to vote proxies in accordance with the Fund’s sustainable investing strategy as disclosed in its Prospectus.
For Funds that participate in a securities lending program, the voting rights for securities that are loaned are transferred to the borrower. Therefore, the lender (i.e., a Fund) is not entitled to vote the loaned securities, unless it recalls those securities. Those managing the Fund’s investments may recall securities for voting purposes when they reasonably believe the ability to vote such securities outweighs the additional revenue received if such securities were not recalled.
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2025, is available, without charge, upon request, by calling 1-800-222-5852, sending an email request to prospectus@principalfunds.com, or by accessing the Funds’ most recently filed Form N-PX on the Fund's website at www.PrincipalAM.com/Prospectuses or the SEC website at www.sec.gov.
FINANCIAL STATEMENTS
The financial statements of the Funds at August 31, 2025, are incorporated herein by reference to the Funds' most recent Annual Report to Shareholders filed with the SEC on Form N-CSR.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP, 700 Nicollet Mall, Suite 500, Minneapolis, MN 55402, is the independent registered public accounting firm for the Principal Funds.
74

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
The following list identifies shareholders who own more than 25% of the voting securities of a Fund as of November 30, 2025. It is presumed that a person who owns more than 25% of the voting securities of a Fund controls the Fund. A control person could control the outcome of proposals presented to shareholders for approval. The information is listed in alphabetical order by Fund.

Fund	Percent of Ownership	Shareholder Name and Address	Jurisdiction Under Which Control Person is Organized (when control person is a company)	Parent of Control Person (when control person is a company)
CAPITAL SECURITIES	30.90%	MORGAN STANLEY SMITH BARNEY LLC	NEW YORK	BANK OF AMERICA
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1965
CAPITAL SECURITIES	30.78%	MLPF&S	DELAWARE	MORGAN STANLEY
	.	FOR THE SOLE BENEFIT OF ITS CUSTOMERS		CORPORATION
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR E FL 3
		JACKSONVILLE FL 32246-6484
GLOBAL LISTED	26.09%	SAM CONS GROWTH PORTFOLIO PIF	IOWA	PRINCIPAL FINANCIAL
INFRASTRUCTURE		ATTN MUTUAL FUND ACCOUNTING - H221		GROUP, INC.
		711 HIGH ST
		DES MOINES IA 50392-0001
OPPORTUNISTIC	44.35%	NATIONAL FINANCIAL SERVICES LLC	DELAWARE	FIDELITY GLOBAL
MUNICIPAL		FOR THE EXCL BENE OF OUR CUSTOMERS		BROKERAGE GROUP, INC.
		499 WASHINGTON BLVD		a wholly owned subsidiary
		ATTN MUTUAL FUNDS DEPT 4TH FL		of FMR, LLC
		JERSEY CITY NJ 07310-1995
(1)Principal Financial Group, Inc. is the parent of Principal Financial Services, Inc.; Principal Financial Services, Inc. is the parent both of Principal Life Insurance Company and of Principal Global Holding Company (US), LLC; Principal Life Insurance Company is the parent of Principal Holding Company, LLC.; Principal Global Holding Company (US), LLC is the parent of Principal Global Investors, LLC.
The Board Members and officers of the Funds, member companies of the Principal Financial Group, and certain other persons may purchase shares of the Funds without the payment of any sales charge. The sales charge is waived on these transactions because there are either no distribution costs or only minimal distribution costs associated with the transactions. For a description of the persons entitled to a waiver of sales charge in connection with their purchase of shares of the Funds, see the discussion of the waiver of sales charges under the caption “Choosing a Share Class and the Costs of Investing” in the Prospectus.
Funds that operate as funds of funds and Principal Life Insurance Company will vote in the same proportion as shares of the Funds owned by other shareholders. Therefore, neither the funds of funds nor Principal Life Insurance Company exercise voting discretion.
A quorum must be present at a meeting of shareholders for business to be transacted. PFI's Bylaws state that a quorum is the presence in person or by proxy of the holders of one-third of the shares of capital stock of PFI or, when the meeting relates to a certain Fund, that Fund, issued and outstanding and entitled to vote on the record date.
Certain proposals presented to shareholders for approval require the vote of a “majority of the outstanding voting securities,” which is a term defined in the 1940 Act to mean, with respect to a Fund, the affirmative vote of the lesser of 1) 67% or more of the voting securities of the Fund present at the meeting of that Fund, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or 2) more than 50% of the outstanding voting securities of the Fund).
75

Principal Holders of Securities
The Registrant is unaware of any persons who own beneficially (but are not shareholders of record) 5% or more of any class of the Funds’ outstanding shares. The following list identifies the shareholders of record who own 5% or more of any class of the Funds’ outstanding shares as of November 30, 2025. The list is presented in alphabetical order by Fund.

Fund/Class	Percentage of Ownership	Name and Address of Owner
BLUE CHIP (A)	48.55%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
BLUE CHIP (C)	18.58%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
BLUE CHIP (C)	16.15%	WELLS FARGO CLEARING SERVICES LLC
		SPECIAL CUSTODY ACCT
		FOR THE EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523
BLUE CHIP (C)	15.79%	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY A/C FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		211 MAIN STREET
		SAN FRANCISCO CA 94105-1901
BLUE CHIP (C)	13.86%	RAYMOND JAMES
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM XXXXXX15
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1102
BLUE CHIP (C)	7.38%	MORGAN STANLEY SMITH BARNEY LLC
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1965
BLUE CHIP (C)	5.17%	AMERICAN ENTERPRISE INVESTMENT SVC
		FBO #XXXXXX70
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
BLUE CHIP (Institutional)	21.36%	RAYMOND JAMES
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM XXXXXX15
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1102
BLUE CHIP (Institutional)	15.32%	AMERICAN ENTERPRISE INVESTMENT SVC
		FBO #XXXXXX70
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
BLUE CHIP (Institutional)	12.92%	NATIONAL FINANCIAL SERVICES LLC
		FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
76

Fund/Class	Percentage of Ownership	Name and Address of Owner
BLUE CHIP (Institutional)	9.45%	LPL FINANCIAL
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
BLUE CHIP (Institutional)	9.06%	MORGAN STANLEY SMITH BARNEY LLC
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1965
BLUE CHIP (Institutional)	6.98%	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY A/C FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		211 MAIN STREET
		SAN FRANCISCO CA 94105-1901
BLUE CHIP (Institutional)	5.76%	WELLS FARGO CLEARING SERVICES LLC
		SPECIAL CUSTODY ACCT
		FOR THE EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523
BLUE CHIP (Institutional)	5.73%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001
BLUE CHIP (R-3)	46.33%	SAMMONS INSTITUTIONAL GROUP
		8300 MILLS CIVIC PKWY
		WDM IA 50266-3833
BLUE CHIP (R-3)	31.11%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001
BLUE CHIP (R-3)	6.90%	STATE STREET BANK CUST
		FBO ADP ACCESS PRODUCT 401(K) PLAN
		1 LINCOLN ST
		BOSTON MA 02111-2900
BLUE CHIP (R-5)	51.56%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001
BLUE CHIP (R-5)	27.90%	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY A/C FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		211 MAIN ST
		SAN FRANCISCO CA 94105-1901
BLUE CHIP (R-6)	40.14%	PRINCIPAL LIFE INS COMPANY CUST
		FBO PFG OMNIBUS WRAPPED AND CUSTOM
		ATTN PLIC PROXY COORDINATOR FUNDS
		711 HIGH STREET
		DES MOINES IA 50392-0001
BLUE CHIP (R-6)	6.10%	LIFETIME 2040 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001
77

Fund/Class	Percentage of Ownership	Name and Address of Owner
BLUE CHIP (R-6)	5.37%	LIFETIME 2050 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001
BOND MARKET INDEX (Institutional)	15.20%	LIFETIME HYBRID 2030 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001
BOND MARKET INDEX (Institutional)	13.45%	LIFETIME HYBRID 2025 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001
BOND MARKET INDEX (Institutional)	10.80%	LIFETIME HYBRID 2035 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001
BOND MARKET INDEX (Institutional)	8.78%	LIFETIME HYBRID 2040 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001
BOND MARKET INDEX (Institutional)	8.00%	SAM BALANCED PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001
BOND MARKET INDEX (Institutional)	7.53%	LIFETIME HYBRID 2020 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001
BOND MARKET INDEX (Institutional)	6.34%	LIFETIME HYBRID 2015 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001
BOND MARKET INDEX (Institutional)	5.42%	SAM FLEXIBLE INCOME PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001
BOND MARKET INDEX (R-3)	72.11%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001
BOND MARKET INDEX (R-3)	5.85%	LIL DRUG STORE PRODUCTS INC
		FBO LIL DRUG STORE PRODUCTS LT PLAN 2
		ATTN PLAN TRUSTEE
		1201 CONTINENTAL PL NE
		CEDAR RAPIDS IA 52402-2025
BOND MARKET INDEX (R-3)	5.70%	PRINCIPAL TRUST COMPANY
		FBO EXEC NQ EXCESS OF MAGNECOMP CORP
		ATTN SUSAN SAGGIONE
		1013 CENTRE RD
		WILMINGTON DE 19805-1265
78

Fund/Class	Percentage of Ownership	Name and Address of Owner
BOND MARKET INDEX (R-5)	48.19%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001
BOND MARKET INDEX (R-5)	15.91%	FEDERAL REALTY INVESTMENT TRUST
		FBO FEDERAL REALTY INVESTMENT TRUST
		ATTN VICKIE RALLS
		1626 E JEFFERSON ST
		ROCKVILLE MD 20852-4041
BOND MARKET INDEX (R-5)	10.00%	PRINCIPAL TRUST COMPANY
		FBO ISS FACILITY SERVICES HLDNG INC
		EX DC PLN
		ATTN PLAN TRUSTEE
		1013 CENTRE RD
		WILMINGTON DE 19805-1265
CAPITAL SECURITIES (S)	30.90%	MORGAN STANLEY SMITH BARNEY LLC
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1965
CAPITAL SECURITIES (S)	30.78%	MLPF&S
		FOR THE SOLE BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR E FL 3
		JACKSONVILLE FL 32246-6484
CAPITAL SECURITIES (S)	15.01%	WELLS FARGO CLEARING SERVICES LLC
		SPECIAL CUSTODY ACCT
		FOR THE EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523
DIVERSIFIED REAL ASSET (A)	25.52%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
DIVERSIFIED REAL ASSET (A)	5.12%	WELLS FARGO CLEARING SERVICES LLC
		SPECIAL CUSTODY ACCT
		FOR THE EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523
DIVERSIFIED REAL ASSET (Institutional)	25.57%	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY A/C
		FOR THE BENEFIT OF CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4141
DIVERSIFIED REAL ASSET (Institutional)	23.26%	NATIONAL FINANCIAL SERVICES LLC
		FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
79

Fund/Class	Percentage of Ownership	Name and Address of Owner
DIVERSIFIED REAL ASSET (Institutional)	6.22%	SEI PRIVATE TRUST COMPANY - C/O TRUIST ID XXX
		1 FREEDOM VALLEY DR
		OAKS PA 19456-9989
DIVERSIFIED REAL ASSET (Institutional)	6.13%	MLPF&S
		FOR THE SOLE BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR E FL 3
		JACKSONVILLE FL 32246-6484
DIVERSIFIED REAL ASSET (Institutional)	5.60%	CAPINCO C/O US BANK NA
		1555 N RIVERCENTER DR STE 302
		MILWAUKEE WI 53212-3958
DIVERSIFIED REAL ASSET (R-3)	100.00%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001
DIVERSIFIED REAL ASSET (R-6)	9.44%	CAPINCO C/O US BANK NA
		1555 N RIVERCENTER DR STE 302
		MILWAUKEE WI 53212-3958
DIVERSIFIED REAL ASSET (R-6)	8.33%	PRINCIPAL LIFE INS COMPANY CUST
		FBO PFG OMNIBUS WRAPPED AND CUSTOM
		ATTN PLIC PROXY COORDINATOR FUNDS
		711 HIGH STREET
		DES MOINES IA 50392-0001
DIVERSIFIED REAL ASSET (R-6)	6.76%	STATE OF LOUISIANA TRUSTEE
		FBO LOUISIANA PUBLIC EMPLOYEES DCP
		8515 E ORCHARD RD 2T2
		GREENWOOD VILLAGE CO 80111-5002
DIVERSIFIED REAL ASSET (R-6)	6.72%	SAM BALANCED PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001
DIVERSIFIED REAL ASSET (R-6)	5.70%	SAM CONS GROWTH PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001
GLOBAL LISTED INFRASTRUCTURE	26.09%	SAM CONS GROWTH PORTFOLIO PIF
(Institutional)		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001
GLOBAL LISTED INFRASTRUCTURE	18.66%	SAM STRATEGIC GROWTH PORTFOLIO PIF
(Institutional)		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001
GLOBAL LISTED INFRASTRUCTURE	18.31%	SAM BALANCED PORTFOLIO PIF
(Institutional)		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001
GLOBAL LISTED INFRASTRUCTURE	10.46%	PRINCIPAL FINANCIAL SERVICES INC
(Institutional)		PUBLIC SEED ACCOUNT
		ATTN GAM INVACCT ACA TEAM G-016-S40
		711 HIGH ST
		DES MOINES IA 50392-9992
80

Fund/Class	Percentage of Ownership	Name and Address of Owner
GLOBAL LISTED INFRASTRUCTURE	7.03%	SAM CONS BALANCED PORTFOLIO PIF
(Institutional)		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

GLOBAL MACRO FUND (R-6)	31.71%	SAM BALANCED PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001
GLOBAL MACRO FUND (R-6)	16.86%	SAM CONS GROWTH PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001
GLOBAL MACRO FUND (R-6)	16.55%	SAM FLEXIBLE INCOME PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001
GLOBAL MACRO FUND (R-6)	12.36%	SAM CONS BALANCED PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001
GLOBAL MACRO FUND (R-6)	12.23%	SAM STRATEGIC GROWTH PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001
GLOBAL MULTI-STRATEGY (A)	25.26%	WELLS FARGO CLEARING SERVICES LLC
		SPECIAL CUSTODY ACCT
		FOR THE EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523
GLOBAL MULTI-STRATEGY (A)	15.86%	MLPF&S
		FOR THE SOLE BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR E FL 3
		JACKSONVILLE FL 32246-6484
GLOBAL MULTI-STRATEGY (A)	12.32%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
GLOBAL MULTI-STRATEGY (A)	6.80%	MORGAN STANLEY SMITH BARNEY LLC
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1965
GLOBAL MULTI-STRATEGY (A)	5.19%	RBC CAPITAL MARKETS LLC
		MUTUAL FUND OMNIBUS PROCESSING - OMNIBUS
		ATTN MUTUAL FUND OPS MANAGER
		250 NICOLLET MALL SUITE 1400
		MINNEAPOLIS MN 55401-7582
GLOBAL MULTI-STRATEGY (Institutional)	18.35%	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY A/C FOR THE
		BENEFIT OF CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4141
81

Fund/Class	Percentage of Ownership	Name and Address of Owner
GLOBAL MULTI-STRATEGY (Institutional)	13.22%	MLPF&S
		FOR THE SOLE BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR E FL 3
		JACKSONVILLE FL 32246-6484
GLOBAL MULTI-STRATEGY (Institutional)	12.21%	AMERICAN ENTERPRISE INVESTMENT SVC
		FBO #XXXXXX70
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
GLOBAL MULTI-STRATEGY (Institutional)	11.86%	WELLS FARGO CLEARING SERVICES LLC
		SPECIAL CUSTODY ACCT
		FOR THE EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523
GLOBAL MULTI-STRATEGY (Institutional)	7.50%	NATIONAL FINANCIAL SERVICES LLC
		FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
GLOBAL MULTI-STRATEGY (Institutional)	6.96%	UBS WM USA
		XX0 XXXX1 XXX0
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
GLOBAL MULTI-STRATEGY (Institutional)	5.20%	RAYMOND JAMES
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM XXXXXX15
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1102
GLOBAL MULTI-STRATEGY (R-6)	13.99%	MLPF&S
		FOR THE SOLE BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR E FL 2
		JACKSONVILLE FL 32246-6484
GLOBAL MULTI-STRATEGY (R-6)	13.68%	WELLS FARGO BANK NA
		PO BOX 1533
		MINNEAPOLIS MN 55480-1533
GLOBAL MULTI-STRATEGY (R-6)	5.14%	MORI & CO
		922 WALNUT ST
		MAILSTOP TBTS 2
		KANSAS CITY MO 64106-1802
INTERNATIONAL EQUITY INDEX	53.20%	CHARLES SCHWAB & CO INC
(Institutional)		FBO SPECIAL CUSTODY ACCOUNTS
		ATTN MUTUAL FUNDS
		211 MAIN ST
		SAN FRANCISCO CA 94105-1901
INTERNATIONAL EQUITY INDEX	24.51%	LPL FINANCIAL
(Institutional)		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
82

Fund/Class	Percentage of Ownership	Name and Address of Owner
INTERNATIONAL EQUITY INDEX	9.41%	DCGT AS TTEE AND/OR CUST
(Institutional)		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001
INTERNATIONAL EQUITY INDEX (R-3)	57.13%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001
INTERNATIONAL EQUITY INDEX (R-3)	6.52%	PRINCIPAL TRUST COMPANY
		FBO EXEC NQ EXCESS OF MAGNECOMP CORP
		ATTN SUSAN SAGGIONE
		1013 CENTRE RD
		WILMINGTON DE 19805-1265
INTERNATIONAL EQUITY INDEX (R-5)	51.15%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001
INTERNATIONAL EQUITY INDEX (R-5)	12.44%	WACHOVIA BANK NATIONAL ASSOCIATION
		FBO DEF COMP PLAN OF CED INC (PS DEF)
		ATTN SHELLEY ANDERSON
		ONE WEST FOURTH STREET
		WINSTON-SALEM NC 27101-3818
INTERNATIONAL EQUITY INDEX (R-5)	7.66%	FIIOC
		FBO PATTERSON & DEWAR ENGINEERS INC
		100 MAGELLAN WAY
		COVINGTON KY 41015-1987
INTERNATIONAL EQUITY INDEX (R-6)	20.88%	SAM BALANCED PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001
INTERNATIONAL EQUITY INDEX (R-6)	16.97%	SAM CONS GROWTH PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001
INTERNATIONAL EQUITY INDEX (R-6)	13.42%	SAM STRATEGIC GROWTH PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001
INTERNATIONAL EQUITY INDEX (R-6)	13.24%	DIVERSIFIED GROWTH ACCOUNT
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001
INTERNATIONAL EQUITY INDEX (R-6)	10.28%	DIVERSIFIED GROWTH ADAPTIVE
		ALLOCATION ACCOUNT
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001
INTERNATIONAL EQUITY INDEX (R-6)	5.11%	SAM CONS BALANCED PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001
83

Fund/Class	Percentage of Ownership	Name and Address of Owner
INTERNATIONAL SMALL COMPANY	61.88%	PERSHING LLC
(Institutional)		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001
INTERNATIONAL SMALL COMPANY	15.15%	NATIONAL FINANCIAL SERVICES LLC
(Institutional)		FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
INTERNATIONAL SMALL COMPANY	7.82%	CHARLES SCHWAB & CO INC
(Institutional)		SPECIAL CUSTODY A/C FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		211 MAIN ST
		SAN FRANCISCO CA 94105-1901
INTERNATIONAL SMALL COMPANY	6.62%	PRINCIPAL GLOBAL INVESTORS LLC
(Institutional)		711 HIGH ST
		DES MOINES IA 50392-0001
INTERNATIONAL SMALL COMPANY (R-6)	10.62%	SAM STRATEGIC GROWTH PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001
INTERNATIONAL SMALL COMPANY (R-6)	10.00%	LIFETIME 2040 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001
INTERNATIONAL SMALL COMPANY (R-6)	9.12%	SAM CONS GROWTH PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001
INTERNATIONAL SMALL COMPANY (R-6)	8.82%	LIFETIME 2050 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001
INTERNATIONAL SMALL COMPANY (R-6)	8.72%	SAM BALANCED PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001
INTERNATIONAL SMALL COMPANY (R-6)	7.92%	LIFETIME 2030 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001
OPPORTUNISTIC MUNICIPAL (A)	46.88%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
OPPORTUNISTIC MUNICIPAL (A)	12.87%	RBC CAPITAL MARKETS LLC
		MUTUAL FUND OMNIBUS PROCESSING - OMNIBUS
		ATTN MUTUAL FUND OPS MANAGER
		250 NICOLLET MALL SUITE 1400
		MINNEAPOLIS MN 55401-7582
OPPORTUNISTIC MUNICIPAL (A)	9.19%	AMERICAN ENTERPRISE INVESTMENT SVC
		FBO #XXXXXX70
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
84

Fund/Class	Percentage of Ownership	Name and Address of Owner
OPPORTUNISTIC MUNICIPAL (A)	9.01%	MORGAN STANLEY SMITH BARNEY LLC
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1965
OPPORTUNISTIC MUNICIPAL	43.69%	NATIONAL FINANCIAL SERVICES LLC
(Institutional)		FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
OPPORTUNISTIC MUNICIPAL	15.86%	MORGAN STANLEY SMITH BARNEY LLC
(Institutional)		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1965
OPPORTUNISTIC MUNICIPAL	9.59%	PERSHING LLC
(Institutional)		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001
OPPORTUNISTIC MUNICIPAL	6.72%	UBS WM USA
(Institutional)		XX0 XXXX1 XXX0
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
OPPORTUNISTIC MUNICIPAL	5.93%	RBC CAPITAL MARKETS LLC
(Institutional)		MUTUAL FUND OMNIBUS PROCESSING - OMNIBUS
		ATTN MUTUAL FUND OPS MANAGER
		250 NICOLLET MALL SUITE 1400
		MINNEAPOLIS MN 55401-7582
OPPORTUNISTIC MUNICIPAL	5.87%	RAYMOND JAMES
(Institutional)		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM XXXXXX15
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1102
SMALL-MIDCAP DIVIDEND INCOME (A)	16.32%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
SMALL-MIDCAP DIVIDEND INCOME (A)	13.27%	WELLS FARGO CLEARING SERVICES LLC
		SPECIAL CUSTODY ACCT
		FOR THE EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523
SMALL-MIDCAP DIVIDEND INCOME (A)	7.90%	MORGAN STANLEY SMITH BARNEY LLC
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1965
SMALL-MIDCAP DIVIDEND INCOME (A)	7.52%	MLPF&S
		FOR THE SOLE BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR E FL 3
		JACKSONVILLE FL 32246-6484
SMALL-MIDCAP DIVIDEND INCOME (A)	6.30%	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY A/C FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		211 MAIN STREET
		SAN FRANCISCO CA 94105-1901
85

Fund/Class	Percentage of Ownership	Name and Address of Owner
SMALL-MIDCAP DIVIDEND INCOME (A)	5.91%	RAYMOND JAMES
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM XXXXXX15
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1102
SMALL-MIDCAP DIVIDEND INCOME (A)	5.33%	UBS WM USA
		XX0 XXXX1 XXX0
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
SMALL-MIDCAP DIVIDEND INCOME (C)	19.79%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
SMALL-MIDCAP DIVIDEND INCOME (C)	15.12%	WELLS FARGO CLEARING SERVICES LLC
		SPECIAL CUSTODY ACCT
		FOR THE EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523
SMALL-MIDCAP DIVIDEND INCOME (C)	13.86%	RAYMOND JAMES
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM XXXXXX15
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1102
SMALL-MIDCAP DIVIDEND INCOME (C)	11.53%	MORGAN STANLEY SMITH BARNEY LLC
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1965
SMALL-MIDCAP DIVIDEND INCOME (C)	6.09%	LPL FINANCIAL
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
SMALL-MIDCAP DIVIDEND INCOME (C)	5.50%	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY ACCT FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		211 MAIN STREET
		SAN FRANCISCO CA 94105-1901
SMALL-MIDCAP DIVIDEND INCOME	22.04%	UBS WM USA
(Institutional)		XX0 XXXX1 XXX0 - OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
SMALL-MIDCAP DIVIDEND INCOME	15.37%	MORGAN STANLEY SMITH BARNEY LLC
(Institutional)		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1965
SMALL-MIDCAP DIVIDEND INCOME	15.17%	RAYMOND JAMES
(Institutional)		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM XXXXXX15
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1102
86

Fund/Class	Percentage of Ownership	Name and Address of Owner
SMALL-MIDCAP DIVIDEND INCOME	11.27%	WELLS FARGO CLEARING SERVICES LLC
(Institutional)		SPECIAL CUSTODY ACCT
		FOR THE EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523
SMALL-MIDCAP DIVIDEND INCOME	8.03%	NATIONAL FINANCIAL SERVICES LLC
(Institutional)		FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
SMALL-MIDCAP DIVIDEND INCOME	5.54%	MLPF&S
(Institutional)		FOR THE SOLE BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR E FL 2
		JACKSONVILLE FL 32246-6484
SMALL-MIDCAP DIVIDEND INCOME (R-6)	12.14%	LIFETIME 2040 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001
SMALL-MIDCAP DIVIDEND INCOME (R-6)	10.70%	LIFETIME 2050 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001
SMALL-MIDCAP DIVIDEND INCOME (R-6)	9.68%	LIFETIME 2030 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001
SMALL-MIDCAP DIVIDEND INCOME (R-6)	9.56%	SAM BALANCED PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001
SMALL-MIDCAP DIVIDEND INCOME (R-6)	7.54%	SAM STRATEGIC GROWTH PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001
SMALL-MIDCAP DIVIDEND INCOME (R-6)	6.73%	SAM CONS GROWTH PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001
SMALL-MIDCAP DIVIDEND INCOME (R-6)	5.12%	LIFETIME 2045 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001
SPECTRUM PREFERRED AND	16.44%	MLPF&S
CAPITAL SECURITIES INCOME (A)		FOR THE SOLE BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR EAST 3RD FL
		JACKSONVILLE FL 32246-6484
SPECTRUM PREFERRED AND	16.07%	MORGAN STANLEY SMITH BARNEY LLC
CAPITAL SECURITIES INCOME (A)		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1965
SPECTRUM PREFERRED AND	14.88%	WELLS FARGO CLEARING SERVICES LLC
CAPITAL SECURITIES INCOME (A)		SPECIAL CUSTODY ACCT
		FOR THE EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523
87

Fund/Class	Percentage of Ownership	Name and Address of Owner
SPECTRUM PREFERRED AND	10.04%	NATIONAL FINANCIAL SERVICES LLC
CAPITAL SECURITIES INCOME (A)		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
SPECTRUM PREFERRED AND	6.92%	CHARLES SCHWAB & CO INC
CAPITAL SECURITIES INCOME (A)		FBO SPECIAL CUSTODY ACCOUNTS
		ATTN MUTUAL FUNDS
		211 MAIN ST
		SAN FRANCISCO CA 94105-1901
SPECTRUM PREFERRED AND	5.30%	LPL FINANCIAL
CAPITAL SECURITIES INCOME (A)		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
SPECTRUM PREFERRED AND	23.48%	MORGAN STANLEY SMITH BARNEY LLC
CAPITAL SECURITIES INCOME (C)		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1965
SPECTRUM PREFERRED AND	22.52%	WELLS FARGO CLEARING SERVICES LLC
CAPITAL SECURITIES INCOME (C)		SPECIAL CUSTODY ACCT
		FOR THE EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523
SPECTRUM PREFERRED AND	12.48%	RAYMOND JAMES
CAPITAL SECURITIES INCOME (C)		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM XXXXXX15
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1102
SPECTRUM PREFERRED AND	10.05%	MLPF&S
CAPITAL SECURITIES INCOME (C)		FOR THE SOLE BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR EAST 3RD FL
		JACKSONVILLE FL 32246-6484
SPECTRUM PREFERRED AND	6.60%	CHARLES SCHWAB & CO INC
CAPITAL SECURITIES INCOME (C)		FBO SPECIAL CUSTODY ACCOUNTS
		ATTN MUTUAL FUNDS
		211 MAIN ST
		SAN FRANCISCO CA 94105-1901
SPECTRUM PREFERRED AND	5.45%	AMERICAN ENTERPRISE INVESTMENT SVC
CAPITAL SECURITIES INCOME (C)		FBO #XXXXXX70
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
SPECTRUM PREFERRED AND	13.42%	WELLS FARGO CLEARING SERVICES LLC
CAPITAL SECURITIES INCOME		SPECIAL CUSTODY ACCT
(Institutional)		FOR THE EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523
SPECTRUM PREFERRED AND	12.24%	MLPF&S
CAPITAL SECURITIES INCOME		FOR THE SOLE BENEFIT OF ITS CUSTOMERS
(Institutional)		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR E FL 3
		JACKSONVILLE FL 32246-6484
88

Fund/Class	Percentage of Ownership	Name and Address of Owner
SPECTRUM PREFERRED AND	12.17%	MORGAN STANLEY SMITH BARNEY LLC
CAPITAL SECURITIES INCOME		FOR THE EXCLUSIVE BENE OF ITS CUST
(Institutional)		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1965
SPECTRUM PREFERRED AND	9.22%	RAYMOND JAMES
CAPITAL SECURITIES INCOME		OMNIBUS FOR MUTUAL FUNDS
(Institutional)		HOUSE ACCT FIRM XXXXXX15
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1102
SPECTRUM PREFERRED AND	9.17%	LPL FINANCIAL
CAPITAL SECURITIES INCOME		OMNIBUS CUSTOMER ACCOUNT
(Institutional)		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
SPECTRUM PREFERRED AND	8.97%	NATIONAL FINANCIAL SERVICES LLC
CAPITAL SECURITIES INCOME		FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
(Institutional)		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
SPECTRUM PREFERRED AND	8.28%	AMERICAN ENTERPRISE INVESTMENT SVC
CAPITAL SECURITIES INCOME		FBO #XXXXXX70
(Institutional)		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
SPECTRUM PREFERRED AND	6.58%	CHARLES SCHWAB & CO INC
CAPITAL SECURITIES INCOME		SPECIAL CUSTODY A/C FOR THE
(Institutional)		BENEFIT OF CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4141
SPECTRUM PREFERRED AND	5.81%	UBS WM USA
CAPITAL SECURITIES INCOME		XX0 XXXX1 XXX0
(Institutional)		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
SPECTRUM PREFERRED AND	5.47%	PERSHING LLC
CAPITAL SECURITIES INCOME		1 PERSHING PLZ
(Institutional)		JERSEY CITY NJ 07399-0001
SPECTRUM PREFERRED AND	34.90%	DCGT AS TTEE AND/OR CUST
CAPITAL SECURITIES INCOME (R-3)		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001
SPECTRUM PREFERRED AND	23.50%	SAMMONS INSTITUTIONAL GROUP
CAPITAL SECURITIES INCOME (R-3)		8300 MILLS CIVIC PKWY
		WDM IA 50266-3833
SPECTRUM PREFERRED AND	10.26%	EMPOWER TRUST FBO
CAPITAL SECURITIES INCOME (R-3)		EMPLOYEE BENEFIT CLIENTS 401K
		8515 E ORCHARD RD 2T2
		GREENWOOD VILLAGE CO 80111-5002
SPECTRUM PREFERRED AND	8.39%	FIDELITY INVESTMENTS INST OPER CO
CAPITAL SECURITIES INCOME (R-3)		INC FBO HAY DISTRIBUTING
		100 MAGELLAN WAY (KW1C)
		COVINGTON KY 41015-1999
89

Fund/Class	Percentage of Ownership	Name and Address of Owner
SPECTRUM PREFERRED AND	6.54%	MLPF&S
CAPITAL SECURITIES INCOME (R-3)		FOR THE SOLE BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR E FL 2
		JACKSONVILLE FL 32246-6484
SPECTRUM PREFERRED AND	6.44%	FIIOC
CAPITAL SECURITIES INCOME (R-3)		FBO FLETCHER TILTON PC PROFIT
		SHARING PLAN AND TRUST
		100 MAGELLAN WAY
		COVINGTON KY 41015-1987
SPECTRUM PREFERRED AND	63.16%	DCGT AS TTEE AND/OR CUST
CAPITAL SECURITIES INCOME (R-5)		FBO PLIC VARIOUS RETIREMENT PLANS - OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001
SPECTRUM PREFERRED AND	14.29%	VANGUARD FIDUCIARY TRUST CO
CAPITAL SECURITIES INCOME (R-5)		FBO 401K CLIENTS
		ATTN INVESTMENT SERVICES
		PO BOX 2600
		VALLEY FORGE PA 19482-2600
SPECTRUM PREFERRED AND	11.91%	JOHN HANCOCK TRUST COMPANY LLC
CAPITAL SECURITIES INCOME (R-5)		200 BERKELEY ST STE 7
		BOSTON MA 02116-5038
SPECTRUM PREFERRED AND	6.97%	PRINCIPAL TRUST COMPANY
CAPITAL SECURITIES INCOME (R-5)		FBO NQ DB OF AAA ARIZONA
		ATTN SUSAN SAGGIONE
		1013 CENTRE RD
		WILMINGTON DE 19805-1265
SPECTRUM PREFERRED AND	25.49%	WELLS FARGO BANK NA FBO
CAPITAL SECURITIES INCOME (R-6)		OMNIBUS CASH CASH
		XXXX0
		PO BOX 1533
		MINNEAPOLIS MN 55480-1533
SPECTRUM PREFERRED AND	14.92%	MLPF&S
CAPITAL SECURITIES INCOME (R-6)		FOR THE SOLE BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR E FL 3
		JACKSONVILLE FL 32246-6484
SPECTRUM PREFERRED AND	11.54%	SAM BALANCED PORTFOLIO PIF
CAPITAL SECURITIES INCOME (R-6)		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001
SPECTRUM PREFERRED AND	7.18%	SAM FLEXIBLE INCOME PORTFOLIO PIF
CAPITAL SECURITIES INCOME (R-6)		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001
SPECTRUM PREFERRED AND	5.65%	SAM CONS BALANCED PORTFOLIO PIF
CAPITAL SECURITIES INCOME (R-6)		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001
Management Ownership
As of November 30, 2025, the Board Members and officers of the Funds, as a group, owned less than 1% of the outstanding shares of any class of any of the Funds.
90

PORTFOLIO MANAGER DISCLOSURE
(as provided by the Investment Advisors)
This section contains information about portfolio managers and the other accounts they manage, their compensation, and their ownership of securities. The “Ownership of Securities” tables reflect the portfolio managers’ beneficial ownership, which means a direct or indirect pecuniary interest. For some portfolio managers, this includes beneficial ownership of Fund shares through participation in an employee benefit program that invests in Principal Funds, Inc. For information about potential material conflicts of interest, see Brokerage Allocation and Other Practices - Allocation of Trades.
This section lists information about PGI’s portfolio managers first. Next, the section includes information about the sub-advisors’ portfolio managers alphabetically by sub-advisor.
Information in this section is as of August 31, 2025, unless otherwise noted.
91

Advisor: Principal Global Investors, LLC (Principal Asset Allocation Portfolio Managers)

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Jessica S. Bush: Diversified Real Asset and Global Multi-Strategy Funds
Registered investment companies	2	$2.6 billion	0	$0
Other pooled investment vehicles	1	$1.8 billion	0	$0
Other accounts	6	$36.8 million	0	$0
Jessica Jin(1): Global Macro Fund
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0
Benjamin E. Rotenberg: Diversified Real Asset and Global Multi-Strategy Funds
Registered investment companies	2	$2.6 billion	0	$0
Other pooled investment vehicles	1	$1.8 billion	0	$0
Other accounts	6	$36.8 million	0	$0
Yesim Tokat-Acikel(1): Global Macro Fund
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	1	$25.4 million	0	$0
Other accounts	1	$48.7 million	0	$0
May Tong: Diversified Real Asset and Global Multi-Strategy Funds
Registered investment companies	3	$5.0 billion	0	$0
Other pooled investment vehicles	1	$1.8 billion	0	$0
Other accounts	0	$0	0	$0
(1)The Global Macro Fund was effective on June 20, 2025 and available for purchase on November 14, 2025.
Compensation
PGI offers the Funds’ investment team a competitive compensation structure that is evaluated annually relative to other global asset management firms to ensure its continued competitiveness and alignment with industry best practices. The objective of the structure is to offer market competitive compensation that aligns individual and team contributions with firm and client performance objectives in a manner that is consistent with industry standards and business results.
Compensation for each Fund’s investment team is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels. The variable component is designed to reinforce delivery of investment performance, firm performance, team collaboration, regulatory compliance, operational excellence, client retention, and client satisfaction. Investment performance for purposes of the variable component is measured on a pre-tax basis against relative client benchmarks and peer groups over one-year, three-year, and five-year periods, calculated quarterly, reinforcing a longer-term orientation.
Payments under the variable incentive plan may be in the form of cash or a combination of cash and deferred compensation. The amount of incentive delivered in the form of deferred compensation depends on the size of an individual’s incentive award as it relates to a tiered deferral schedule. Deferred compensation is required to be invested into Principal Financial Group (“PFG”) restricted stock units and funds managed by the team via a co-investment program. Both payment vehicles are subject to a three-year vesting schedule. The overall measurement framework and the deferred component are well aligned with our desired focus on clients’ objectives (e.g., co-investment), alignment with PFG stakeholders, and talent retention.
In addition to deferred compensation obtained through their compensation programming, team members have investments acquired through their participation in PFG's employee stock purchase plan, retirement plans, and direct personal investments. It should be noted that PFG’s retirement plans and deferred compensation plans generally utilize its non-registered group separate accounts or commingled vehicles rather than the traditional mutual funds. However, in each instance these vehicles are managed in lockstep alignment with the mutual funds (i.e., “clones”).
92

Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Jessica S. Bush	Diversified Real Asset	$100,001 - $500,000
Jessica S. Bush	Global Multi-Strategy	$100,001 - $500,000
Jessica Jin(1)	Global Macro	None
Benjamin E. Rotenberg	Diversified Real Asset	$100,001 - $500,000
Benjamin E. Rotenberg	Global Multi-Strategy	$100,001 - $500,000
Yesim Tokat-Acikel(1)	Global Macro	None
May Tong	Diversified Real Asset	$50,001 - $100,000
May Tong	Global Multi-Strategy	$100,001 - $500,000
(1)The Global Macro Fund was effective on June 20, 2025 and available for purchase on November 14, 2025.
93

Advisor: Principal Global Investors, LLC (Principal Edge Portfolio Managers)

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Lauren Choi: Small-MidCap Dividend Income Fund
Registered investment companies	1	$53.0 million	0	$0
Other pooled investment vehicles	1	$50.6 million	0	$0
Other accounts	30	$3.3 billion	0	$0
Daniel R. Coleman: Small-MidCap Dividend Income Fund
Registered investment companies	6	$15.1 billion	0	$0
Other pooled investment vehicles	3	$486.1 million	0	$0
Other accounts	42	$4.5 billion	0	$0
Sarah E. Radecki: Small-MidCap Dividend Income Fund
Registered investment companies	2	$9.6 billion	0	$0
Other pooled investment vehicles	2	$374.3 million	0	$0
Other accounts	34	$3.6 billion	0	$0
Compensation
PGI offers the Funds’ investment team a competitive compensation structure that is evaluated annually relative to other global asset management firms to ensure its continued competitiveness and alignment with industry best practices. The objective of the structure is to offer market competitive compensation that aligns individual and team contributions with firm and client performance objectives in a manner that is consistent with industry standards and business results.
Compensation for each Fund’s investment team is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels. The variable component is designed to reinforce delivery of investment performance, firm performance, team collaboration, regulatory compliance, operational excellence, client retention, and client satisfaction. Investment performance for purposes of the variable component is measured on a pre-tax basis against relative client benchmarks and peer groups over one-year, three-year, and five-year periods, calculated quarterly, reinforcing a longer-term orientation.
Payments under the variable incentive plan may be in the form of cash or a combination of cash and deferred compensation. The amount of incentive delivered in the form of deferred compensation depends on the size of an individual’s incentive award as it relates to a tiered deferral schedule. Deferred compensation is required to be invested into Principal Financial Group (“PFG”) restricted stock units and funds managed by the team via a co-investment program. Both payment vehicles are subject to a three-year vesting schedule. The overall measurement framework and the deferred component are well aligned with our desired focus on clients’ objectives (e.g., co-investment), alignment with PFG stakeholders, and talent retention.
In addition to deferred compensation obtained through their compensation programming, team members have investments acquired through their participation in PFG's employee stock purchase plan, retirement plans, and direct personal investments. It should be noted that PFG’s retirement plans and deferred compensation plans generally utilize its non-registered group separate accounts or commingled vehicles rather than the traditional mutual funds. However, in each instance these vehicles are managed in lockstep alignment with the mutual funds (i.e., “clones”).
Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Lauren Choi	Small-MidCap Dividend Income	$100,001 - $500,000
Daniel R. Coleman	Small-MidCap Dividend Income	Over $1,000,000
Sarah E. Radecki	Small-MidCap Dividend Income	Over $1,000,000

94

Advisor: Principal Global Investors, LLC (Principal Equities Portfolio Managers)

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Tiffany N. Lavastida: International Small Company Fund
Registered investment companies	1	$55.2 million	0	$0
Other pooled investment vehicles	2	$996.6 million	0	$0
Other accounts	10	$1.4 billion	0	$0
K. William Nolin: Blue Chip Fund
Registered Investment Companies	5	$35.2 billion	0	$0
Other pooled investment vehicles	3	$4.0 billion	0	$0
Other accounts	78	$20.0 billion	0	$0
Tyler O'Donnell: International Equity Index Fund
Registered investment companies	19	$35.7 billion	0	$0
Other pooled investment vehicles	4	$58.4 billion	0	$0
Other accounts	4	$3.0 billion	0	$0
Brian W. Pattinson: International Small Company Fund
Registered investment companies	3	$2.4 billion	0	$0
Other pooled investment vehicles	3	$1.5 billion	0	$0
Other accounts	25	$3.3 billion	2	$505.0 million
Tom Rozycki: Blue Chip Fund
Registered Investment Companies	5	$35.2 billion	0	$0
Other pooled investment vehicles	3	$4.0 billion	0	$0
Other accounts	78	$20.0 billion	0	$0
Aaron J. Siebel: International Equity Index Fund
Registered investment companies	23	$40.3 billion	0	$0
Other pooled investment vehicles	4	$58.4 billion	0	$0
Other accounts	5	$4.3 billion	0	$0
Compensation
PGI offers the Funds’ investment team a competitive compensation structure that is evaluated annually relative to other global asset management firms to ensure its continued competitiveness and alignment with industry best practices. The objective of the structure is to offer market competitive compensation that aligns individual and team contributions with firm and client performance objectives in a manner that is consistent with industry standards and business results.
Compensation for each Fund’s investment team is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels. The variable component is designed to reinforce delivery of investment performance, firm performance, team collaboration, regulatory compliance, operational excellence, client retention, and client satisfaction. Investment performance for purposes of the variable component is measured on a pre-tax basis against relative client benchmarks and peer groups over one-year, three-year, and five-year periods, calculated quarterly, reinforcing a longer-term orientation.
Payments under the variable incentive plan may be in the form of cash or a combination of cash and deferred compensation. The amount of incentive delivered in the form of deferred compensation depends on the size of an individual’s incentive award as it relates to a tiered deferral schedule. Deferred compensation is required to be invested into Principal Financial Group (“PFG”) restricted stock units and funds managed by the team via a co-investment program. Both payment vehicles are subject to a three-year vesting schedule. The overall measurement framework and the deferred component are well aligned with our desired focus on clients’ objectives (e.g., co-investment), alignment with PFG stakeholders, and talent retention.
95

In addition to deferred compensation obtained through their compensation programming, team members have investments acquired through their participation in PFG's employee stock purchase plan, retirement plans, and direct personal investments. It should be noted that PFG’s retirement plans and deferred compensation plans generally utilize its non-registered group separate accounts or commingled vehicles rather than the traditional mutual funds. However, in each instance these vehicles are managed in lockstep alignment with the mutual funds (i.e., “clones”).
Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Tiffany N. Lavastida	International Small Company	$100,001 - $500,000
K. William Nolin	Blue Chip	Over $1,000,000
Tyler O'Donnell	International Equity Index	$1 - $10,000
Brian W. Pattinson	International Small Company	Over $1,000,000
Tom Rozycki	Blue Chip	Over $1,000,000
Aaron J. Siebel	International Equity Index	$1 - $10,000
96

Advisor: Principal Global Investors, LLC (Principal Fixed Income Portfolio Managers)

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Jeff Callahan: Bond Market Index Fund
Registered Investment Companies	4	$16.0 billion	0	$0
Other pooled investment vehicles	4	$16.0 billion	0	$0
Other accounts	4	$489.4 million	1	$394.7 million
James Noble: Opportunistic Municipal Fund
Registered Investment Companies	2	$1.1 billion	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	7	$141.9 million	0	$0
Darryl Trunnel: Bond Market Index Fund
Registered investment companies	1	$1.9 billion	0	$0
Other pooled investment vehicles	3	$13.7 billion	0	$0
Other accounts	3	906.7 million	0	$0
James Welch: Opportunistic Municipal Fund
Registered Investment Companies	2	$1.1 billion	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	7	$141.9 million	0	$0
Compensation
PGI offers the Funds’ investment team a competitive compensation structure that is evaluated annually relative to other global asset management firms to ensure its continued competitiveness and alignment with industry best practices. The objective of the structure is to offer market competitive compensation that aligns individual and team contributions with firm and client performance objectives in a manner that is consistent with industry standards and business results.
Compensation for each Fund’s investment team is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels. The variable component is designed to reinforce delivery of investment performance, firm performance, team collaboration, regulatory compliance, operational excellence, client retention, and client satisfaction. Investment performance for purposes of the variable component is measured on a pre-tax basis against relative client benchmarks and peer groups over one-year, three-year, and five-year periods, calculated quarterly, reinforcing a longer-term orientation.
Payments under the variable incentive plan may be in the form of cash or a combination of cash and deferred compensation. The amount of incentive delivered in the form of deferred compensation depends on the size of an individual’s incentive award as it relates to a tiered deferral schedule. Deferred compensation is required to be invested into Principal Financial Group (“PFG”) restricted stock units and funds managed by the team via a co-investment program. Both payment vehicles are subject to a three-year vesting schedule. The overall measurement framework and the deferred component are well aligned with our desired focus on clients’ objectives (e.g., co-investment), alignment with PFG stakeholders, and talent retention.
In addition to deferred compensation obtained through their compensation programming, team members have investments acquired through their participation in PFG's employee stock purchase plan, retirement plans, and direct personal investments. It should be noted that PFG’s retirement plans and deferred compensation plans generally utilize its non-registered group separate accounts or commingled vehicles rather than the traditional mutual funds. However, in each instance these vehicles are managed in lockstep alignment with the mutual funds (i.e., “clones”).
97

Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Jeff Callahan	Bond Market Index	$1 - $10,000
James Noble	Opportunistic Municipal	$100,001 - $500,000
Darryl Trunnel	Bond Market Index	$1 - $10,000
James Welch	Opportunistic Municipal	$100,001 - $500,000
98

Sub-Advisor: Principal Real Estate Investors, LLC

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Emily Foshag: Global Listed Infrastructure Fund
Registered investment companies	1	$123.5 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0
Alex Mottershead: Global Listed Infrastructure Fund
Registered investment companies	1	$123.5 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	0	0	$0
Compensation
Principal Real Estate Investors, LLC offers the Funds’ investment team a competitive compensation structure that is evaluated annually relative to other global asset management firms to ensure its continued competitiveness and alignment with industry best practices. The objective of the structure is to offer market competitive compensation that aligns individual and team contributions with firm and client performance objectives in a manner that is consistent with industry standards and business results.
Compensation for each Fund’s investment team is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels. The variable component is designed to reinforce delivery of investment performance, firm performance, team collaboration, regulatory compliance, operational excellence, client retention, and client satisfaction. Investment performance for purposes of the variable component is measured on a pre-tax basis against relative client benchmarks and peer groups over one-year, three-year, and five-year periods, calculated quarterly, reinforcing a longer-term orientation.
Payments under the variable incentive plan may be in the form of cash or a combination of cash and deferred compensation. The amount of incentive delivered in the form of deferred compensation depends on the size of an individual’s incentive award as it relates to a tiered deferral schedule. Deferred compensation is required to be invested into Principal Financial Group (“PFG”) restricted stock units and funds managed by the team via a co-investment program. Both payment vehicles are subject to a three-year vesting schedule. The overall measurement framework and the deferred component are well aligned with our desired focus on clients’ objectives (e.g., co-investment), alignment with PFG stakeholders, and talent retention.
In addition to deferred compensation obtained through their compensation programming, team members have investments acquired through their participation in PFG’s employee stock purchase plan, retirement plans, and direct personal investments. It should be noted that PFG’s retirement plans and deferred compensation plans generally utilize its non-registered group separate accounts or commingled vehicles rather than the traditional mutual funds. However, in each instance these vehicles are managed in lockstep alignment with the mutual funds (i.e., “clones”).
Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Emily Foshag	Global Listed Infrastructure	Over $1,000,000
Alex Mottershead	Global Listed Infrastructure	$100,001 - $500,000

99

Sub-Advisor: Spectrum Asset Management, Inc.

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Fernando (“Fred”) Diaz: Capital Securities and Spectrum Preferred and Capital Securities Income Funds
Registered investment companies	5	$1.7 billion	0	$0
Other pooled investment vehicles	8	$4.3 billion	0	$0
Other accounts	74	$7.2 billion	0	$0
Roberto Giangregorio: Capital Securities and Spectrum Preferred and Capital Securities Income Funds
Registered investment companies	5	$1.7 billion	0	$0
Other pooled investment vehicles	8	$4.3 billion	0	$0
Other accounts	74	$7.2 billion	0	$0
L. Phillip Jacoby, IV: Capital Securities and Spectrum Preferred and Capital Securities Income Funds
Registered investment companies	5	$1.7 billion	0	$0
Other pooled investment vehicles	8	$4.3 billion	0	$0
Other accounts	74	$7.2 billion	0	$0
Manu Krishnan: Capital Securities and Spectrum Preferred and Capital Securities Income Funds
Registered investment companies	5	$1.7 billion	0	$0
Other pooled investment vehicles	8	$4.3 billion	0	$0
Other accounts	74	$7.2 billion	0	$0
Mark A. Lieb: Capital Securities and Spectrum Preferred and Capital Securities Income Funds
Registered investment companies	5	$1.7 billion	0	$0
Other pooled investment vehicles	8	$4.3 billion	0	$0
Other accounts	74	$7.2 billion	0	$0
Kevin Nugent: Spectrum Preferred and Capital Securities Income Fund
Registered investment companies	5	$1.7 billion	0	$0
Other pooled investment vehicles	8	$4.3 billion	0	$0
Other accounts	74	$7.2 billion	0	$0
Satomi Yarnell: Capital Securities and Spectrum Preferred and Capital Securities Income Funds
Registered investment companies	5	$1.7 billion	0	$0
Other pooled investment vehicles	8	$4.3 billion	0	$0
Other accounts	74	$7.2 billion	0	$0
Compensation
Spectrum Asset Management offers investment professionals a competitive compensation structure that is evaluated relative to other asset management firms to ensure the firm’s continued competitiveness and alignment with industry best practices. The objective of the structure is to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.
Compensation for investment professionals at all levels is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels. The incentive component is aligned with the performance and goals of the firm. Salaries are established based on a benchmark of salary levels of relevant asset management firms, taking into account each portfolio manager’s position and responsibilities, experience, contribution to client servicing, compliance with firm policies and procedures and regulatory requirements, work ethic, seniority and length of service, and contribution to the overall functioning of the organization. Spectrum attempts to award all compensation in a manner that promotes sound risk management principles. Base salaries are fixed, but are subject to periodic adjustments, usually on an annual basis.
100

The variable incentive is in the form of a discretionary bonus and may represent a significant proportion of an individual’s total annual compensation. Discretionary bonuses are determined quarterly and are based on a methodology used by senior management that takes into consideration several factors, including but not necessarily limited to those listed below:
•Changes in overall firm assets under management. (Portfolio managers are not directly incentivized to increase assets (“AUM”), although they are indirectly compensated as a result of an increase in AUM.)
•Portfolio performance (on a pre-tax basis) relative to benchmarks measured annually.
•Contribution to client servicing.
•Compliance with firm policies and procedures and regulatory requirements.
•Work ethic.
•Seniority and length of service.
•Contribution to overall functioning of organization.
Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Fernando (“Fred”) Diaz	Capital Securities	None
Fernando (“Fred”) Diaz	Spectrum Preferred and Capital Securities Income	$1 - $10,000
Roberto Giangregorio	Capital Securities	None
Roberto Giangregorio	Spectrum Preferred and Capital Securities Income	$50,001 - $100,000
L. Phillip Jacoby, IV	Capital Securities	None
L. Phillip Jacoby, IV	Spectrum Preferred and Capital Securities Income	$500,001 - $1,000,000
Manu Krishnan	Capital Securities	None
Manu Krishnan	Spectrum Preferred and Capital Securities Income	Over $1,000,000
Mark A. Lieb	Capital Securities	None
Mark A. Lieb	Spectrum Preferred and Capital Securities Income	Over $1,000,000
Kevin Nugent	Spectrum Preferred and Capital Securities Income	None
Satomi Yarnell	Capital Securities	None
Satomi Yarnell	Spectrum Preferred and Capital Securities Income	None
101

APPENDIX A – DESCRIPTION OF BOND RATINGS
Moody’s Investors Service, Inc. Rating Definitions:
Long-Term Obligation Ratings
Ratings assigned on Moody’s global long-term obligation rating scales are forward-looking opinions of the relative credit risk of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.1
1 For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investor’s expectations for timely payment, the ratings reflect the likelihood of impairment and the expected financial loss in the event of impairment.

Aaa:	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
Ba:	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B:	Obligations rated B are considered speculative and are subject to high credit risk.
Caa:	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE:	Moody’s appends numerical modifiers, 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, issuers, financial companies, and securities firms.*
*By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
SHORT-TERM NOTES: Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:
Issuers rated Prime-1 (or related supporting institutions) have a superior ability to repay short-term debt obligations.
Issuers rated Prime-2 (or related supporting institutions) have a strong ability to repay short-term debt obligations.
Issuers rated Prime-3 (or related supporting institutions) have an acceptable ability to repay short-term obligations.
Issuers rated Not Prime do not fall within any of the Prime rating categories.
US MUNICIPAL SHORT-TERM DEBT: The Municipal Investment Grade (MIG) scale is used to rate US municipal bonds of up to three years maturity. MIG ratings are divided into three levels - MIG 1 through MIG 3 - while speculative grade short-term obligations are designated SG.
MIG 1 denotes superior credit quality, afforded excellent protection from established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2 denotes strong credit quality with ample margins of protection, although not as large as in the preceding group.
MIG 3 notes are of acceptable credit quality. Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well-established.
SG denotes speculative-grade credit quality and may lack sufficient margins of protection.

Description of S&P Global Ratings’ Credit Rating Definitions:
S&P Global’s credit rating, both long-term and short-term, is a forward-looking opinion of the creditworthiness of an obligor with respect to a specific obligation. This assessment takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.
The credit rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.
The ratings are statements of opinion as of the date they are expressed furnished by the issuer or obtained by S&P Global Ratings from other sources S&P Global Ratings considers reliable. S&P Global Ratings does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.
The ratings are based, in varying degrees, on the following considerations:
•Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•Nature of and provisions of the financial obligation;
•Protection afforded by, and relative position of, the financial obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor’s rights.
LONG-TERM CREDIT RATINGS:

AAA:	Obligations rated ‘AAA’ have the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA:	Obligations rated ‘AA’ differ from the highest-rated issues only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A:
Obligations rated ‘A’ have a strong capacity to meet financial commitment on the obligation although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.

BBB:
Obligations rated ‘BBB’ exhibit adequate protection parameters; however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet financial commitment on the obligation.

BB, B, CCC, CC and C:
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded, on balance, as having significant speculative characteristics. ‘BB’ indicates the lowest degree of speculation and ‘C’ the highest degree of speculation. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB:
Obligations rated ‘BB’ are less vulnerable to nonpayment than other speculative issues. However it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B:
Obligations rated ‘B’ are more vulnerable to nonpayment than ‘BB’ but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair this capacity.

CCC:
Obligations rated ‘CCC’ are currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. If adverse business, financial, or economic conditions occur, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:
Obligations rated ‘CC’ are currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of anticipated time to default.

C:	The rating ‘C’ is highly vulnerable to nonpayment, the obligation is expected to have lower relative seniority or lower ultimate recovery compared to higher rated obligations.
D:
Obligations rated ‘D’ are in default, or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The rating will also be used upon filing for bankruptcy petition or the taking of similar action and where default is a virtual certainty. If an obligation is subject to a distressed exchange offer the rating is lowered to ‘D’.

Plus (+) or Minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR:	Indicates that a rating has not been assigned or is no longer assigned.

SHORT-TERM CREDIT RATINGS: Ratings are graded into four categories, ranging from ‘A-1’ for the highest quality obligations to ‘D’ for the lowest.

A-1:	This is the highest category. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2:	Issues carrying this designation are somewhat more susceptible to the adverse effects of the changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3:	Issues carrying this designation exhibit adequate capacity to meet their financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet it financial commitment on the obligation.
B:	Issues rated ‘B’ are regarded as vulnerable and have significant speculative characteristics. The obligor has capacity to meet financial commitments; however, it faces major ongoing uncertainties which could lead to obligor’s inadequate capacity to meet its financial obligations.
C:	This rating is assigned to short-term debt obligations that are currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions to meet its financial commitment on the obligation.
D:	This rating indicates that the issue is either in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The rating will also be used upon filing for bankruptcy petition or the taking of similar action and where default is a virtual certainty. If an obligation is subject to a distressed debt restructuring the rating is lowered to ‘D’.
MUNICIPAL SHORT-TERM NOTE RATINGS: S&P Global Ratings rates U.S. municipal notes with a maturity of less than three years as follows:

SP-1:	A strong capacity to pay principal and interest. Issues that possess a very strong capacity to pay debt service is given a “+” designation.
SP-2:	A satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the terms of the notes.
SP-3:	A speculative capacity to pay principal and interest.
D:
Assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty.

APPENDIX B – PRICE MAKE UP SHEET

Class A
Maximum Offering Price Calculation
	NAV	=	Maximum Offering Price
	(1-Sales Charge Percentage)

Fund
Blue Chip	$49.25	=	$52.12
	(1-.0550)

Diversified Real Asset	$12.12	=	$12.59
	(1-.0375)

Global Multi-Strategy	$11.53	=	$11.98
	(1-.0375)

Opportunistic Municipal	$9.18	=	$9.54
	(1-.0375)

Small-MidCap Dividend Income	$19.58	=	$20.72
	(1-.0550)

Spectrum Preferred and Capital Securities Income	$9.43	=	$9.80
	(1-.0375)
B - 1

APPENDIX C – PROXY VOTING POLICIES
The proxy voting policies applicable to each Fund appear in the following order:
The proxy voting policy for the Principal Funds is first, followed by PGI’s proxy voting policy, and followed by the proxy voting policies for the sub-advisors, alphabetically.
C - 1

Proxy Voting Policies and Procedures For
Principal Funds, Inc. (“PFI”)
Principal Variable Contracts Funds, Inc.(“PVC”)
Principal Exchange-Traded Funds (“PETF”)
(each a “Fund” and together “the Principal Funds”)
The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to Principal Global Investors (“PGI”) or to the Fund’s sub-advisor, as appropriate. PGI and each sub-advisor will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Fund’s Board. Any material changes to the proxy policies and procedures will be submitted to the Board for approval.
Funds that operate as funds of funds invest in shares of other Funds of PFI and PETF. PGI is authorized to vote proxies related to the underlying funds. If an underlying fund holds a shareholder meeting, in order to avoid any potential conflict of interest, PGI will vote shares of such fund on any proposal submitted to the fund's shareholders in the same proportion as the votes of other shareholders of the underlying fund.
For Funds that participate in a securities lending program, the voting rights for securities that are loaned are transferred to the borrower. Therefore, the lender (i.e., a Fund) is not entitled to vote the loaned securities, unless it recalls those securities. Those managing the Fund’s investments may recall securities for voting purposes when they reasonably believe the ability to vote such securities outweighs the additional revenue received if such securities were not recalled.
The Funds have a policy prohibiting investment in PFG securities except for those Funds that track an index and are permitted to do so under SEC no-action relief. If any such securities are owned in any of the Funds’ portfolios, the Investment Adviser will vote according to third-party guidelines. PGI has a policy to not buy securities of affiliated entities in the portfolios they manage.
Further, for PVC, Principal Life votes each Fund’s shares allocated to each of its registered separate accounts and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants, and annuitants. Other shares of each Fund held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating in that separate account. Principal Life will vote the shares based upon the instructions received from contract owners, regardless of the number of contract owners who provide such instructions. A potential effect of this proportional voting is that a small number of contract owners may determine the outcome of a shareholder vote if only a small number of contract owners provide voting instructions. Shares of each of the Funds held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that a Fund’s shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Fund shares in its own right. Shares held by retirement plans are voted in accordance with the governing documents of the plans.
Each quarter, the adviser or sub-adviser must provide to the Principal Funds:
1.Written affirmation that all proxies voted during the preceding calendar quarter, other than those specifically identified by the adviser or sub-adviser, were voted in a manner consistent with the adviser's or sub-adviser's voting policies and procedures. In order to monitor the potential effect of conflicts of interest of an adviser or sub-adviser, the adviser or sub-adviser will identify any proxies the adviser or sub-adviser voted in a manner inconsistent with its policies and procedures. The adviser or sub-adviser shall list each vote, explain why the adviser or sub-adviser voted in a manner contrary to its policies and procedures, state whether the adviser or sub-adviser’s vote was consistent with the recommendation to the adviser or sub-adviser of a third-party and, if so, identify the third-party; and
2.Written notification of any material changes to the adviser's or sub-adviser's proxy voting policies and procedures made during the preceding calendar quarter.
Annually, the adviser or sub-adviser must provide to the Principal Funds, no later than July 31, their proxy voting data for each vote cast during the 12-month period ended June 30 for each Fund portfolio or portion of Fund portfolio for which it serves as investment adviser, in a format acceptable to Fund management.

Principal Global Investors, LLC
Proxy Voting Policies and Procedures
March 2025

Introduction
Principal Global Investors, LLC (doing business as Principal Asset Management) is an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Investment Advisers Act of 1940 (the “Advisers Act”). As a registered investment adviser, Principal Asset Management has a fiduciary duty to act in the best interests of its clients. Principal Asset Management recognizes that this duty requires it to vote client securities, for which it has voting power on the applicable record date, in a timely manner and make voting decisions that are in the best interests of its clients. This document, the Principal Asset Management Proxy Voting Policies and Procedures (the “Policy”), is intended to comply with the requirements of the Investment Advisers Act of 1940, the Investment Company Act of 1940 and the Employee Retirement Income Security Act of 1974 applicable to the voting of the proxies of both US and non- US issuers on behalf of clients of Principal Asset Management who have delegated such authority and discretion.
Relationship between Investment Strategy, Sustainable Investing and Proxy Voting
Principal Asset Management has a fiduciary duty to make investment decisions that are in its clients’ best interests to maximize the value of their shares. Proxy voting is an important part of the process through which Principal Asset Management can support strong corporate governance structures, shareholder rights and transparency. Principal Asset Management also believes a company’s positive environmental and social practices may reduce risk and, in turn, influence the value of a company. Principal Asset Management may take these factors into consideration, alongside other non-sustainability factors, when voting proxies in its effort to seek the best economic outcome for its clients. Shareholder proposals often address matters that are in direct conflict with the opinions of company management. As a result, we believe additional scrutiny is required and, therefore, all shareholder proposals are escalated to the investment teams for a final voting decision.
Roles and Responsibilities
Role of the Proxy Voting Committee
Principal Asset Management Proxy Voting Committee (the “Proxy Voting Committee”) shall (i) oversee the voting of proxies and the Proxy Advisory Firm, (ii) where necessary, make determinations as to how to instruct the vote on certain specific proxies, (iii) verify ongoing compliance with the Policy, (iv) review the business practices of the Proxy Advisory Firm and (v) evaluate, maintain, and review the Policy on an annual basis. The Proxy Voting Committee is comprised of representatives of each investment team and a representative from Principal Asset Management Risk, Legal, Operations, and Compliance will be available to advise the Proxy Voting Committee but are non-voting members. The Proxy Voting Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to the Policy and may designate personnel to instruct the vote on proxies on behalf the Principal Asset Management clients (collectively, "Authorized Persons").
The Proxy Voting Committee shall meet at least four times per year, and as necessary to address special situations.
Principal Global Investors, LLC (“PGI”) began using Principal Asset Management (“Principal AM”) as a DBA (doing business as) name and PGI will be referenced throughout this document as Principal AM (or “the Firm”). While Principal AM may include other entities, this Charter refers specifically to PGI and Principal Real Estate.

Role of Portfolio Management
While the Proxy Voting Committee establishes the Guidelines and Procedures, the Proxy Voting Committee does not direct votes for any client except in certain cases where a conflict of interest exists. Each investment team is responsible for determining how to vote proxies for those securities held in the portfolios their team manages. While investment teams generally vote consistently with the Guidelines, there may be instances where their vote deviates from the Guidelines. In those circumstances, the investment team will work within the Exception Process. In some instances, the same security may be held by more than one investment team. In these cases, Principal Asset Management may vote differently on the same matter for different accounts as determined by each investment team.
Proxy Voting Guidelines
The Proxy Voting Committee and Chief Investment Officer, on an annual basis, or more frequently as needed, will establish a working group to review draft proxy voting guidelines recommended to the Committee (“Draft Guidelines”). The Guidelines Working Group will collect feedback and propose Draft Guidelines for adoption by the Committee. Each investment team maintains autonomy to select the most correlated Guidelines for their strategies. Collectively, these guidelines will constitute the current Proxy Voting Guidelines of Principal Asset Management and may change from time to time (the “Guidelines”). The Proxy Voting Committee has the obligation to determine that, in general, voting proxies pursuant to the Guidelines is in the best interests of clients. Exhibit A (Proxy Voting Philosophy Summary) provides an overview of our current philosophy underlying our three core Guidelines; Base, Sustainable and Board Aligned. Full overviews of each of these custom Guidelines are maintained and available.
There may be instances where proxy votes will not be in accordance with the Guidelines. Clients may instruct Principal Asset Management to utilize a different set of guidelines, request specific deviations, or directly assume responsibility for the voting of proxies. In addition, Principal Asset Management may deviate from the Guidelines on an exception basis if the investment team or Principal Asset Management has determined that it is the best interest of clients in a particular strategy to do so, or where the Guidelines do not direct a particular response and instead list relevant factors. Any such a deviation will comply with the Exception Process which shall include a written record setting out the rationale for the deviation.
The subject of the proxy vote may not be covered in the Guidelines. In situations where the Guidelines do not provide a position, Principal Asset Management will consider the relevant facts and circumstances of a particular vote and then vote in a manner Principal Asset Management believes to be in the clients’ bests interests. In such circumstance, the analysis will be documented in writing and periodically presented to the Proxy Voting Committee. To the extent that the Guidelines do not cover potential voting issues, Principal Asset Management may consider the spirit of the Guidelines and instruct the vote on such issues believed to be in the best interests of the client.
Use of Proxy Advisory Firms
Principal Asset Management has retained one or more third-party proxy service provider(s) (the “Proxy Advisory Firm”) to provide recommendations for proxy voting guidelines, information on shareholder meeting dates and proxy materials, translate proxy materials printed in a foreign language, provide research on proxy proposals, operationally process votes in accordance with the Guidelines on behalf of the clients for whom Principal Asset Management has proxy voting responsibility, and provide reports concerning the proxies voted (“Proxy Voting Services”). Although Principal Asset Management has retained the Proxy Advisory Firm for Proxy Voting Services, the entity remains responsible for proxy voting decisions. Principal Asset Management has designed the Policy to oversee and evaluate the Proxy Advisory Firm, including with respect to the matters described below, to support its voting in accordance with this Policy.

Oversight of Proxy Advisory Firms
Prior to the selection of any new Proxy Advisory Firm and annually thereafter or more frequently if deemed necessary by Principal Asset Management, the Proxy Voting Committee will consider whether the Proxy Advisory Firm: (a) has the capacity and competency to adequately analyze proxy issues and provide the Proxy Voting Services the Proxy Advisory Firm has been engaged to provide and (b) can make its recommendations in an impartial manner, in consideration of the best interests of Principal Asset Management’s clients, and consistent with its voting policies. Such considerations may include, depending on the Proxy Voting Services provided, the following: (i) periodic sampling of votes pre-populated by the Proxy Advisory Firm’s systems as well as votes cast by the Proxy Advisory Firm to review that the Guidelines adopted by Principal Asset Management are being followed; (ii) onsite visits to the Proxy Advisory Firm office and/or discussions with the Proxy Advisory Firm to determine whether the Proxy Advisory Firm continues to have the capacity and competency to carry out its proxy obligations to Principal Asset Management (iii) a review of those aspects of the Proxy Advisory Firm’s policies, procedures, and methodologies for formulating voting recommendations that Principal Asset Management considers material to Proxy Voting Services, including factors considered, with a particular focus on those relating to identifying, addressing and disclosing potential conflicts of interest (including potential conflicts related to the provision of Proxy Voting Services, activities other than Proxy Voting Services, and those presented by affiliation such as a controlling shareholder of the Proxy Advisory Firm) and monitoring that materially current, accurate, and complete information is used in creating recommendations and research; (iv) requiring the Proxy Advisory Firm to notify Principal Asset Management if there is a substantive change in the Proxy Advisory Firm’s policies and procedures or otherwise to business practices, including with respect to conflicts, information gathering and creating voting recommendations and research, and reviewing any such change(s); (v) a review of how and when the Proxy Advisory Firm engages with, and receives and incorporates input from, issuers, the Proxy Advisory Firm’s clients and other third-party information sources; (vi) assessing how the Proxy Advisory Firm considers factors unique to a specific issuer or proposal when evaluating a matter subject to a shareholder vote; (vii) in case of an error made by the Proxy Advisory Firm, discussing the error with the Proxy Advisory Firm and determining whether appropriate corrective and preventive action is being taken; and (viii) assessing whether the Proxy Advisory Firm appropriately updates its methodologies, guidelines, and voting recommendations on an ongoing basis and incorporates input from issuers and Proxy Advisory Firm clients in the update process. In evaluating the Proxy Advisory Firm, Principal Asset Management may also consider the adequacy and quality of the Proxy Advisory Firm’s staffing, personnel, and/or technology.
Procedures for Voting Proxies
To increase the efficiency of the voting process, Principal Asset Management utilizes the Proxy Advisory Firm to act as its voting agent for its clients’ holdings. Issuers initially send proxy information to the clients’ custodians.
Principal Asset Management instructs these custodians to direct proxy related materials to the Proxy Advisory Firm. The Proxy Advisory Firm provides Principal Asset Management with research related to each resolution. Principal Asset Management analyzes relevant proxy materials on behalf of their clients and seek to instruct the vote (or refrain from voting) proxies in accordance with the Guidelines. A client may direct Principal Asset Management to vote for such client’s account differently than what would occur in applying the Policy and the Guidelines. Principal Asset Management may also agree to follow a client’s individualized proxy voting guidelines or otherwise agree with a client on particular voting considerations. Principal Asset Management seeks to vote (or refrain from voting) proxies for its clients in a manner determined to be in their best financial interests. In some cases, Principal Asset Management may determine that it is in the best interests of clients to refrain from exercising the clients’ proxy voting rights. Principal Asset Management may determine that voting is not in the best interests of a client and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of Principal Asset Management, exceed the expected benefits of voting to the client.

Procedures for Proxy Issues within the Guidelines
Where the Guidelines address the proxy matter being voted on, the Proxy Advisory Firm will generally process all proxy votes in accordance with the Guidelines. In the case of Shareholder Proposals for actively held securities, all ballots will be escalated to the applicable investment team to make a case-by-case determination of the vote decision. The applicable investment team may provide instructions to vote contrary to the Guidelines in their discretion and with sufficient rationale documented in writing to seek to maximize the value of the client’s investments or is otherwise in the client’s best interest. This rationale will be submitted to Principal Asset Management Compliance to approve and once approved administered by Principal Asset Management Operations. This process will follow the Exception Process. The Proxy Voting Committee will receive and review a quarterly report summarizing all proxy votes for securities for which Principal Asset Management exercises voting authority. In certain cases, a client may have elected to have Principal Asset Management administer a custom policy which is unique to the Client. If Principal Asset Management is also responsible for the administration of such a policy, in general, except for the specific policy differences, the procedures documented here will also be applicable, excluding reporting and disclosure procedures.
Procedures for Proxy Issues Outside the Guidelines
To the extent that the Guidelines do not cover potential voting issues, the Proxy Advisory Firm will seek direction from Principal Asset Management. Principal Asset Management may consider the spirit of the Guidelines and instruct the vote on such issues in a manner believed to be in the best interests of the client. Although this not an exception to the Guidelines, this process will also follow the Exception Process. The Proxy Voting Committee will receive and review a quarterly report summarizing all proxy votes for securities for which Principal Asset Management exercises voting discretion, which shall include instances where issues fall outside the Guidelines.
Securities Lending
Some clients may have entered into securities lending arrangements with agent lenders to generate additional revenue. If a client participates in such lending, the client will need to inform Principal Asset Management as part of their contract with Principal Asset Management if they require Principal Asset Management to take actions in regard to voting securities that have been lent. If not commemorated in such agreement nor dictated by regulatory requirements, Principal Asset Management will not recall securities and as such, they will not have an obligation to direct the proxy voting of lent securities.
In the case of lending, Principal Asset Management maintains one share for each company security out on loan by the client. Principal Asset Management will vote the remaining share in these circumstances.
In cases where Principal Asset Management does not receive a solicitation or enough information within a sufficient time (as reasonably determined by Principal Asset Management) prior to the proxy-voting deadline, Principal Asset Management or the Proxy Advisory Firm may be unable to vote.
Regional Variances in Proxy Voting
Principal Asset Management utilizes the Policy and Guidelines for both US and non-US clients, and there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is usually relatively easy to vote proxies, as the proxies are typically received automatically and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company’s shareholders.
With respect to non-U.S. companies, we make reasonable efforts to vote most proxies and follow a similar process to those in the U.S. However, in some cases it may be both difficult and costly to vote proxies due to local regulations, customs or other requirements or restrictions, and such circumstances and expected costs may outweigh any anticipated economic benefit of voting. The major difficulties and costs may include: (i) appointing a proxy; (ii) obtaining reliable information about the time and location of a meeting; (iii) obtaining relevant information about voting procedures for foreign shareholders; (iv) restrictions on trading securities that are subject to proxy votes (share-blocking periods); (v) arranging for a proxy to vote locally in person; (vi) fees charged by custody banks for providing certain services with regard to voting proxies; and (vii) foregone income from securities lending programs. In certain instances, it may be determined by Principal Asset Management that the anticipated economic benefit outweighs the expected cost of voting. Principal Asset Management intends to make their determination on whether to vote proxies of non-U.S. companies on a case- by-case basis. In doing so, Principal Asset Management shall evaluate market requirements and impediments, including the difficulties set forth above, for voting proxies of companies in each country. Principal Asset Management periodically reviews voting logistics, including costs and other voting difficulties, on a client by client and country by country basis, in order to determine if there have been any material changes that would affect Principal Asset Management’s determinations and procedures.
Conflicts of Interest
Principal Asset Management recognizes that, from time to time, potential conflicts of interest may exist. In order to avoid any perceived or actual conflict of interest, the procedures set forth below have been established for use when Principal Asset Management encounters a potential conflict to ensure that its voting decisions are based on maximizing shareholder value and are not the product of a conflict.
Addressing Conflicts of Interest – Exception Process
Prior to voting contrary to the Guidelines, the relevant investment team must complete and submit a report to Principal Asset Management Compliance setting out the name of the security, the issue up for vote, a summary of the Guidelines’ recommendation, the vote changes requested and the rational for voting against the Guidelines’ recommendation. The member of the investment team requesting the exception must attest to compliance with Principal’s Code of Conduct and the has an affirmative obligation to disclose any known personal or business relationship that could affect the voting of the applicable proxy. Principal Asset Management Compliance will approve or deny the exception in consultation, if deemed necessary, with the Legal.
If Principal Asset Management Compliance determines that there is no potential material conflict exists, the Guidelines may be overridden. If Principal Asset Management Compliance determines that there exists or may exist a material conflict, it will refer the issue to the Proxy Voting Committee. The Proxy Voting Committee will consider the facts and circumstances of the pending proxy vote and the potential or actual material conflict and decide by a majority vote as to how to vote the proxy – i.e., whether to permit or deny the exception.
In considering the proxy vote and potential material conflict of interest, the Proxy Voting Committee may review the following factors:
•The percentage of outstanding securities of the issuer held on behalf of clients by Principal Asset Management;
•The nature of the relationship of the issuer with the Principal Asset Management, its affiliates or its executive officers;
•Whether there has been any attempt to directly or indirectly influence the investment team’s decision;
•Whether the direction of the proposed vote would appear to benefit Principal Asset Management or a related party; and/or
•Whether an objective decision to vote in a certain way will still create a strong appearance of a conflict.
To further address potential conflicts of interest for any proxy votes specific to Principal Financial Group common stock, the exception process is not applicable. In the case of any proprietary electronically traded funds (“ETF”s), mutual funds or other comingled proprietary vehicles, PGI will vote in the same proportion as all other voting shareholders of the underlying fund/vehicle, which is referred to as echo voting, and the exception process is not applicable If echo voting is not available or operationally feasible, Principal Asset Management may abstain from voting.

In the event that the Proxy Advisor Firm itself has a conflict and thus is unable to provide a recommendation, the investment team may vote in accordance with the recommendation of another independent service provider, if available. If a recommendation from an independent service provider other than the Proxy Advisor Firm is not available, the investment team will follow the Exception Process. Principal Asset Management Compliance will review the form and if it determines that there is no potential material conflict mandating a voting recommendation from the Proxy Voting Committee, the investment team may instruct the Proxy Advisory Firm to vote the proxy issue as it determines is in the best interest of clients. If Principal Asset Management Compliance determines that there exists or may exist a material conflict, it will refer the issue to the Proxy Voting Committee for consideration as outlined above.
Availability of Proxy Voting Information and Recordkeeping
Disclosure
Principal Asset Management publicly discloses on our website Principal Asset Management Vote Disclosure The interactive voting dashboard, allows for dynamic disclosure of the manner in which votes were cast, including details related to (i) votes against management, (ii) abstentions, (iii) vote rationale, and (iii) voting metrics. For more information, Clients may contact Principal Asset Management for details related to how Principal Asset Management has voted with respect to securities held in the Client’s account. On request, Principal Asset Management will provide clients with a summary of Principal Asset Management’s proxy voting guidelines, process and policies and will inform the clients how they can obtain a copy of the complete Proxy Voting Policies and Procedures upon request. Principal Asset Management will also include such information described in the preceding two sentences in Part 2A of its Form ADV.
Recordkeeping
Principal Asset Management will keep records of the following items: (i) the Guidelines, (ii) the Proxy Voting Policies and Procedures; (iii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iv) records of votes they cast on behalf of clients, which may be maintained by a Proxy Advisory Firm if it undertakes to provide copies of those records promptly upon request; (v) records of written client requests for proxy voting information and responses from Principal Asset Management (whether a client’s request was oral or in writing); (vi) any documents prepared by Principal Asset Management that were material to making a decision how to vote, or that memorialized the basis for the decision; (vii) a record of any testing conducted on any Proxy Advisory Firm’s votes; (viii) materials collected and reviewed by Principal Asset Management as part of its due diligence of the Proxy Advisory Firm; (ix) a copy of each version of the Proxy Advisory Firm’s policies and procedures provided to Principal Asset Management; and (x) the minutes of the Proxy Voting Committee meetings. All of the records referenced above will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than six years from the end of the fiscal year during which the last entry was made on such record, we will follow the US rule of six years. If the local regulation requires that records are kept for more than six years, we will comply with the local regulation. We maintain the vast majority of these records electronically.

Appendix
Proxy Voting Philosophy
Principal Asset Management’s Proxy Voting Philosophy is built on an unwavering commitment of creating long- term value for our shareholders and investing in businesses sharing this commitment. While we think setting and executing corporate policies should generally rest with a company’s board of directors and executive management, we also think shareholders play a critical role in holding these parties accountable. We take this responsibility seriously. Our policy is implemented globally, taking into consideration the relevant legal and regulatory requirements in each region.
Our philosophy is structured around four key themes:
•Board Structure and Composition
•Board Oversight of Risk and Strategy
•Board Oversight of Executive Selection and Compensation
•Shareholder Rights and Protections
The positions described below should be understood as principles underlying our general philosophy and not as strict requirements to be followed with respect to each and every proxy vote.
Board Structure, Composition, and Accountability
The philosophy of our active investment teams: Our clients, as shareholders, own the corporation. Boards of directors are accountable to them. Corporate management, in turn, is accountable to its board. As investors, we need to be comfortable delegating trust and responsibility to these parties – and these parties should have the appropriate discretion to manage a company’s affairs with an awareness of the company’s particular circumstances. We guide our proxy voting in this area to help ensure our clients are invested in companies with trustworthy and effective boards. Examples of relevant principals underlying this philosophy include but are not limited to:
•Independence – A majority of board members are expected to be substantially independent from the company – not company executives, not key customers or suppliers, and not executives who sit on one another’s boards. Non-independent board members should be prohibited from serving on key board committees such as audit, compensation, nominating and governance. In addition, board leadership should be independent of company management either through an independent chair or lead independent director with sufficient authority.
•Board composition and selection – A board must possess the fully array of skills and experience necessary to oversee and guide the company it serves. We expect boards to curate an inventory of necessary skills and experiences and ensure full representation across the board. For new board members, boards should recruit unbiased slates of candidates who reflect the skills needed by the board.
•Board size – A board should bring a wide range of relevant perspectives, incorporate skills aligning with business needs, and include enough members to ensure sufficient levels of independence for key committees.
•Capacity and commitments of board members – Board members should demonstrate a capacity to fulfill their roles and a commitment to the responsible discharge of their duties. This includes attendance of at least 75% of board meetings and participation in no more than four other public company boards.
•Accountability – As shareholder representatives, board members should be held to a high standard with their performance assessed on a regular basis. As such, shareholders should have the right to vote on the entire slate of directors on an annual basis.

Board Oversight of Risk and Strategy
The philosophy of our active investment teams: The oversight, guidance, and support a board of directors provides to a management team is critical to the execution of its long-term corporate strategy and ultimately, the creation of shareholder value. We expect boards to assist in identifying material risks to the company’s strategy, disclosure practices, and execution and to provide risk mitigation insight and monitoring. Examples of relevant principles underlying this philosophy include but are not limited to:
•Capital Structure – Increases in authorized shares outstanding are generally accepted if the proposed authorization results in an increase in shares authorized of 10% or less over a 2-year period. Proposals to create, modify, or issue common and preferred stock are generally accepted if the rights of the issuance are not superior to the rights of the current shareholders, subject to the principal that the authorization increase is limited to 10% of less over a 2-year period.
•Mergers and Acquisitions – We expect boards to actively review potential targets and offers, assessing all such activities with shareholder value creation as the primary consideration. As investors, we recognize all merger and acquisition proposals are unique and should be assessed on their individual merit, including the deal premium, strategic rationale and possibility of competing offers.
•Auditors – A board of directors should oversee the company’s third-party auditor to ensure an independent and accurate assessment of the company’s financial position is being portrayed. This should include a regular review of auditor qualifications, independence and competency.
•Climate Reporting – We expect boards and managements to assess financially material climate risks to the business and, when relevant, provide the disclosure necessary for a reasonable investor to make informed decisions regarding potential impacts upon shareholder value.
Board Oversight of Executive Selection and Compensation
The philosophy of our active investment teams: A key aspect of a board of directors’ governance responsibility is the support, selection and assessment of the management team. Boards should hold executives to clear value creation and be willing to make changes to management when shareholder value creation falls short of reasonable potential. Boards should also create and maintain formal succession plans to ensure continuity and minimize key person risk. Examples of relevant principles underlying this philosophy include but are not limited to:
•Executive Pay – A board should have a clear philosophy on executive pay and maintain an independent compensation committee focused on attracting and retaining executives who will drive shareholder value over time. Executives’ pay and long-term performance should align executives with shareholders through measures of financial performance relative to financial targets aligned with value generation, and the performance of relevant peers. Likewise, we expect the board of directors to be aligned with shareholders through financial incentives and share ownership.
•Stock Based Compensation – We support the use of share-based incentive plans intended to increase the share ownership by management and align shareholder interests with management. Such plans should take into consideration the dollar cost of the plans to shareholders and the appropriateness of financial targets included in the plans. However, we believe that retroactive re-pricing of underwater options is indicative of poor corporate governance and will generally vote in opposition to a repricing scheme.
•Say on Pay Frequency – In order to ensure alignment between pay and performance, we support annual advisory votes to approve executive compensation.
•Executive Selection and Succession – We expect a board of directors to carry out a thorough executive selection process considering a range of qualified candidates with a variety of skills and backgrounds. It is ultimately the responsibility of a board to select the candidate they think will best generate long-term value for shareholders.

Shareholder Rights and Protections
The philosophy of our active investment teams: As investors, we view the protection of shareholder rights as integral to proper corporate governance and think major corporate changes require prior shareholder approval. We also recognize there are costs associated with shareholder proposals and think ownership thresholds are appropriate in many circumstances. We oppose all structural impediments to increasing shareholder value.
Examples of relevant principles underlying this philosophy include but are not limited to:
•Shareholder Rights Plans “Poison Pills” – We generally oppose the use of poison pills unless a “pill” is approved by shareholders and does not hamper value creation.
•Supermajority Voting – A majority vote of shareholders should be sufficient to approve items such as bylaws and acquisitions. Supermajority requirements have the potential to erode the rights of minority shareholders and are viewed negatively.
•Unequal Voting Rights – We support equal voting rights and think voting power should be allocated in direct proportion to the shareholders’ equity ownership. Accordingly, we believe that dual share classes generally present more disadvantages than advantages to long-term investors and will generally vote against proposals to create or continue such structures. Notable exceptions include Real Estate Investment Trusts.
•Shareholder Rights – We think shareholders generally have the right to nominate directors, call special meetings and act without holding a meeting in certain circumstances. However, we also recognize there is potential for abuse and therefore support reasonable ownership thresholds.
•Capital Structure – The decision to issue or repurchase stock, issue debt or split shares is made by a board presumably with the intent of improving the overall capital structure, investing in growth, reaching a broader investment audience, enhancing shareholder value, and/or managing challenging liquidity/leverage circumstances. As such, we review these decisions on a case-by-case basis taking into consideration the degree of dilution and impact on liquidity. Proposals to create, modify or issue common and preferred stock are generally accepted if the rights of the issuance are not superior to the rights of current shareholders subject to the principal that an authorization increase is limited to 10% or less over a 2-year period.
A Note on Shareholder Proposals
Shareholder Proposals are often company specific making a one-size fits all approach to voting suboptimal. For that reason, shareholder proposals are escalated to the active investment teams for case-by-case analysis and decision making. Voting decisions are made by weighing the financial materiality of the proposal against any opposing rationale from company management, with the ultimate determination driven by the economic best interest of shareholders. While votes are generally cast consistently across the investment teams, there may be situations where portfolio managers holding the same security disagree on what is in the best interests of their shareholders.
Passive Strategy Voting
Our passively managed strategies follow the same voting philosophy as our actively managed strategies. In the absence of a determination by our active investment teams, our passive strategies will typically vote in alignment with management. We think managements and boards of directors should have comprehensive insights into the company's long-term strategy and operations. This insight puts them in a sound position to determine the financial materiality of proposals and their alignment with the economic interest of shareholders in the absence of an evaluation by our active teams.
We execute this philosophy through our Proxy Voting Guidelines as overseen by our Proxy Voting committee. Strategies are aligned to one of our custom Guidelines - Base, Sustainable and Board Aligned. We provide clients with transparency into our voting history and rationale via our interactive website. In most strategies, clients may also choose to vote their own shares or request a custom set of vote guidelines aligning with their own specific requirements.

BlackRock Active Investment Stewardship
Global Engagement and Voting Guidelines
Effective as of January 2025

Contents

Overview	3
Introduction to BlackRock	4
About BlackRock Active Investment Stewardship	4
Our approach to stewardship within active equities	5
Our approach to stewardship within fixed income	5
Boards of Directors	6
Executive compensation	9
Non-executive director compensation	10
Capital structure	10
Transactions and special situations	11
Corporate reporting, risk management and audit	12
Shareholder rights and protections	13
Shareholder proposals	14
Corporate political activities	14
Sustainability, or environmental and social, considerations	15
Key stakeholders	15
Climate and decarbonization investment objectives	16
Appendix 1: How we fulfil and oversee our active investment stewardship responsibilities	17

Overview
This document provides high level guidance on how BlackRock Active Investment Stewardship (BAIS) views corporate governance matters that are commonly put to a shareholder vote, or on which investors engage with issuers. BAIS works in partnership with BlackRock’s investment teams, excluding index equity, providing expertise on investment stewardship, engaging with companies on behalf of those teams when appropriate, and assisting in recommending, operationalizing and reporting on voting decisions. The guidance informs BAIS’ voting recommendations to BlackRock’s active portfolio managers. It applies to active equity holdings in BlackRock’s fundamental equity, systematic equity and multi-asset solutions strategies. It also may apply to holdings in BlackRock’s index and active fixed income strategies, to the extent those strategies hold voting securities or conduct issuer engagements. The guidelines are not prescriptive as active portfolio managers have discretion as to how they integrate these guidelines within their investment processes in light of their clients’ or funds’ investment objectives. There are separate, independently developed principles and voting policies that are applied to BlackRock’s index equity investments by a distinct and independent function, BlackRock Investment Stewardship.

Introduction to BlackRock
BlackRock’s purpose is to help more and more people experience financial well-being. We manage assets on behalf of institutional and individual clients, across a full spectrum of investment strategies, asset classes, and regions. Our client base includes pension plans, endowments, foundations, charities, official institutions, insurers, and other financial institutions, as well as individuals around the world.
About BlackRock Active Investment Stewardship
BlackRock Active Investment Stewardship (BAIS) is a specialist team within the Portfolio Management Group and manages BlackRock’s stewardship engagement and voting on behalf of clients invested in active strategies globally. BAIS is also responsible for engagement with issuers in index fixed income strategies, where appropriate. Our activities are informed by these Global Engagement and Voting Guidelines (“the Guidelines”) and insights from active investment analysts and portfolio managers, with whom we work closely in engaging companies and voting at shareholder meetings.
Engagement with public companies is the foundation of our approach to stewardship within fundamental active investing. Through direct dialogue with company leadership, we seek to understand their businesses and how they manage risks and opportunities to deliver durable, risk adjusted financial returns. Generally, portfolio managers and stewardship specialists engage jointly on substantive matters. Our discussions focus on topics relevant to a company’s success over time including governance and leadership, corporate strategy, capital structure and financial performance, operations and sustainability- related risks, as well as macro-economic, geopolitical and sector dynamics. We aim to be constructive investors and are generally supportive of management teams that have a track record of financial value creation. We aim to build and maintain strong relationships with company leadership based on open dialogue and mutual respect.
Different active equity strategies may implement these voting guidelines differently, as a result of the latitude the portfolio manager has to make independent voting decisions aligned with their portfolio objectives and investment strategy. For example, BAIS will generally vote the holdings in Systematic Active Equity portfolios in accordance with these guidelines. We provide voting recommendations to fundamental equity portfolio managers, who may determine to vote differently based on their portfolio investment objectives and strategy.
These guidelines discuss corporate governance topics on which we may engage with management teams and board directors1 and matters that routinely come to a shareholder vote. We recognize that accepted corporate governance norms can differ across markets, and believe these guidelines represent globally applicable elements of governance that support a company’s ability to manage material risks and opportunities and deliver financial returns to investors. Generally, we believe companies should observe accepted corporate governance norms within their local markets or, particularly in markets without well- established norms, aspire to widely recognized international best practices. As one of many minority shareholders, BlackRock cannot – and does not try to – direct a company’s strategy or its implementation. We look to companies to provide disclosures that explain how their approach to corporate governance best aligns with the financial interests of their investors.
1 References to the board, board directors or non-executive directors should be understood to include supervisory boards and their members, where relevant.

Our approach to stewardship within active equities
As shareholders of public companies, BlackRock’s clients have certain fundamental rights, including the right to vote on proposals put forth by a company’s management or its shareholders. The voting rights attached to these clients’ holdings are an important mechanism for investors to express support for, or concern about, a company’s performance. As a fiduciary, BlackRock is legally required to make proxy voting determinations, on behalf of clients who have delegated voting authority to us, in a manner that is consistent with their investment objectives.
In general, we tend to support the recommendations of the board of directors and management. As indicated below, we may vote against management recommendations when we have concerns about how companies are serving the financial interests of our clients as their shareholders. We take a globally consistent approach to voting but consider the different corporate governance regulations and norms in various markets. Votes are determined on a case-by-case basis, in the context of a company’s situation and the investment mandate we have from clients. Please see page 16 for more information about how we fulfil and oversee BlackRock’s non-index equity investment stewardship responsibilities.
Our approach to stewardship within fixed income
Although fixed income investors do not have the right to vote at shareholder meetings, issuer engagement is a component of fixed income investment strategies at BlackRock, particularly those with sustainability objectives in addition to financial objectives. Most corporate governance-related fixed income engagements are undertaken in conjunction with the active investment stewardship team, and often active equity investors. In addition to the topics listed below, engagement with fixed income investment teams can help inform an issuer’s approach to structuring specialist issuances, such as green bonds, and the standard terms and information in bond documentation.

Boards of Directors
Roles and responsibilities
There is widespread consensus that the foundation of good corporate governance is an effective board of directors that is able to advise and supervise management in an independent and objective manner.2
We look to the board of directors (hereafter ‘the board’) to have an oversight role in the establishment and realization of a company’s strategy, purpose and culture. These constructs are interdependent and, when aligned, can better position a company to be resilient in the face of a changing business environment, help reduce the risks of corporate or employee misconduct, and attract and retain the caliber of workers necessary to deliver financial performance over time.
In promoting the success of the company, the board ensures the necessary resources, policies and procedures are in place to help management meet its strategic objectives within an agreed risk tolerance.
One of the most important responsibilities of the board is to appoint, and remove as necessary, the chief executive officer (CEO). In addition, the board plays a meaningful role in monitoring the performance of the CEO and other key executives, determining executive compensation, ensuring a rigorous audit, overseeing strategy execution and risk management and engaging with shareholders, and other stakeholders, as necessary.
Composition and effectiveness
Appointment process
A formal and transparent process for identifying and appointing director candidates is critical to ensuring the board is composed of directors with the appropriate mix of skills and experience. The board or a sub- committee should determine the general criteria given the company’s circumstances (e.g., sector, maturity, geographic footprint) and any additional criteria for a specific role being filled (e.g., financial expertise, industry track record). To inform the process, we encourage companies to review the skills and experience of incumbent directors to identify any gaps and whether a director candidate’s characteristics would be additive. We welcome disclosures that explain how the board considered different skills, backgrounds and experience to ensure the directors collectively can be effective in fulfilling their responsibilities. We assess a company’s board composition against that of its peer group and local market requirements.
Shareholders periodically vote to elect, remove and nominate directors to serve on the board. We may vote against the election of the most senior independent director, or the chair of the relevant committee, where a company has not demonstrated it has an appointment process that results in a high functioning board with the appropriate complement of skills, backgrounds and experience amongst the directors to support strong financial performance over time. We may vote against newly nominated directors who do not seem to have the appropriate skills or experience to contribute to the board’s effectiveness.
Independence
Director independence from management, significant shareholders or other stakeholders (e.g., government or employees) is of paramount importance to the protection of the interests of minority shareholders such as BlackRock’s clients. At least half of the directors should be independent and free from conflicts of interest or undue influence.3 This ensures sufficient independent directors to have appropriately independent board committees. Companies domiciled in markets with a higher threshold for board independence should meet those requirements.
We may vote against the election of non-independent directors if the board does not have a sufficient balance of independence. We may also vote against the election of the chair of the committee responsible for board composition if this is a perennial issue.
2 See the Corporate Governance Codes of Germany, Japan, and the UK, as well as the corporate governance principles of the US Business Roundtable as examples.
3 Common impediments to independence may include but are not limited to: current or recent employment at the company or a subsidiary; being, or representing, a shareholder with a substantial shareholding in the company; interlocking directorships; lengthy tenure, and having any other interest, business, or other relationship which could, or could reasonably be perceived to, materially interfere with a director’s ability to act in the best interests of the company and shareholders.

Independent board leadership
Practices across markets differ, as do board structures, but we observe two main approaches to independent board leadership. One is a non-executive, independent chair of the board who is responsible for leading the board in the effective exercise of its duties. The other is a lead or senior independent director, who is responsible for coordinating with the other non-executive directors and working closely with the executive chair on the board agenda and other board procedures. In this case, the executive chair and the lead independent director work together to ensure the board is effectively fulfilling its responsibilities. In our view, the independent leader of the board, and/or the chair of a relevant committee, should be available to investors to discuss board governance matters such as CEO succession, executive pay, and board performance. We look to boards to explain their independent board leadership model and how it serves the interests of shareholders.
We may vote against the election of the chair of the committee responsible for board composition if there is not an identified independent leader of the board with clear responsibilities for board performance. We may vote against the most senior independent director if the board has a policy of not engaging with shareholders.
Tenure and succession
Boards should establish the length of time a director would normally be expected to serve, in line with market norms where those exist. In such markets, we find it helpful when companies disclose their approach to director tenure particularly around the contributions of directors who have served for longer periods than provided for in local practices. In our experience, long-serving directors could become less independent given their relationship with management and involvement in past board decisions.
Succession planning for board roles helps achieve the appropriate cadence of turnover that balances renewal through the regular introduction of directors with fresh perspectives and expertise with continuity through the retention of directors with long-term knowledge of the board and company.
In markets where there is not specific director tenure guidance, we may vote against the election of the chair of the committee responsible for board composition if there is not a clearly disclosed approach to director tenure and board renewal. We may vote against the election of directors who have served for longer duration than typical in markets with specific guidance, where the case for their continued service is not evident.
Capacity
To be effective and engaged, directors must commit appropriate time and energy to the role. A board should assess the ability of its members to maintain an appropriate focus on board matters and the company taking into consideration competing responsibilities. We recognize that board leadership roles vary across markets in responsibilities and required time commitment but note that they are generally more intensive than a standard directorship. We will take local norms and practices into consideration when making our voting determinations across markets.
We may vote against the election of directors who do not seem to have sufficient capacity to effectively fulfil their duties to the board and company.
Director elections
In support of director accountability to shareholders, directors should stand for election on a regular basis, ideally annually. A classified board structure may be justified by a company when it needs consistency and stability during a time of transition, or on the basis of its business model, e.g., a non- operating company such as closed-end funds.
Shareholders should have the opportunity to evaluate nominated directors individually rather than in bundled slates. We look to companies to provide sufficient information on each director standing for election so that shareholders can assess their capabilities and suitability. We will not support the election of directors whose names and biographical details have not been disclosed sufficiently in advance of the shareholder meeting.
Each director’s appointment should be dependent on receiving a simple majority of the votes cast at the shareholder meeting. Where a company’s practices differ, we look to the board to provide a detailed explanation as to how its approach best serves investors’ interests.

We may vote for shareholder or management proposals seeking to establish annual election of directors and/or a simple majority vote standard for director elections. We may vote against all the directors standing for election as part of a single slate if we have concerns about the profile or performance of an individual director.
Committees
Many boards establish committees to focus on specific responsibilities of the board such as audit and risk, governance and human capital, and executive compensation, amongst other matters. We do not prescribe to companies what committees they should establish but we seek to understand the board’s rationale for the committee structure it determines is appropriate. We note that, in some markets, regulation requires such committees. The responsibilities of each committee should be clear, and the board should ensure that all critical matters are assigned either to the full board or to one of the committees. The board should disclose to shareholders the structure, membership, proportion of independent directors, and responsibilities of each committee. The responsibilities we typically see assigned to the three most common committees include:
•Audit and risk – oversight responsibilities for the integrity of financial reporting, risk management and compliance with legal and regulatory requirements; may also play an oversight role in relation to the internal audit function and whistleblowing mechanisms.
•Nominating, governance and human capital – ensures appropriate corporate governance principles and practices including the periodic review of board performance; responsible for succession planning for CEO and key board roles, as well as the director appointment process; may also have oversight responsibilities for human capital management strategies including corporate culture and purpose.
•Executive compensation – determines the compensation policies and programs for the CEO and other executive officers, approves annual awards and payments under the policies; may also have oversight responsibilities for firm-wide compensation policies.
We may vote against the election of the chair of the committee or other directors serving as committee members to convey our concerns and provide feedback on how a committee has undertaken its responsibilities. We may vote against the election of the most senior non-executive director if there is not a clearly disclosed approach to board committees.
Board and director evaluation
We consider it best practice for companies to conduct an annual review of the performance of the board, the committees, the chair and individual directors. Periodically, this review could be undertaken by an independent third party able to bring objective perspectives to the board on governance and performance. We encourage companies to disclose their approach to and objectives of evaluations, including any changes made to the board’s approach as a result.
Access to independent advice
To support the directors in effectively fulfilling their duties to the company and shareholders, they should have access to independent advice. When circumstances warrant, boards should be able to retain independent third parties to advise on critical matters. These might include new industry developments such as emergent and disruptive technology, operating events with material consequences for the company’s reputation and/or performance, or significant transactions. Board committees may similarly retain third parties to advise them on specialist matters such as audit, compensation and succession planning.

Executive compensation
Boards should establish compensation arrangements that enable the company to recruit, retain and reward the caliber of executive management necessary to lead and operate the company to deliver superior financial returns over time. We focus on alignment between variable pay and a company’s financial performance.
Generally, executive compensation arrangements have four components: base salary, annual bonus that rewards performance against short-term metrics, share-based incentives that reward performance against long-term metrics, and pensions and benefits. In our observation, base salary, pensions and benefits are largely set relative to market norms and benchmarks. The annual bonus and share-based incentive, or variable pay plans, tend to be tailored to the company, its sector and long-term strategy, as well as the individuals the board is seeking to recruit and motivate.
Recognizing the unique circumstances of each company, we determine whether to support a company’s approach to executive compensation on a case-by-case basis. We rely on companies providing sufficient quantitative and qualitative information in their disclosures to enable shareholders to understand the compensation arrangements and assess the alignment with investors’ interests. Features we look for in compensation arrangements include:
•Fixed pay components, including base salary, benefits and prerequisites that are appropriate in the context of the company’s size, sector and market.
•Variable pay subject to performance metrics that are closely linked to the company’s short- and long-term strategic objectives.
•Long-term incentives that motivate sustained performance across a multi-year period.
•A balance between fixed and variable pay, short- and long-term incentives, and specific instruments (cash and equity awards) that promotes pay program durability and seldom necessitates one-off, discretionary payments.
•Outcomes that are consistent with the returns to investors over the relevant time period.
•Board discretion, if allowed within the variable pay arrangements, to be used sparingly, responsibly and transparently.
•A requirement, that participants in long-term share-based incentive plans build a meaningful shareholding in the company within a defined time period, as determined by the board.
•Change of control provisions that appropriately balance the interests of executives and shareholders.
•Clawback or malus provisions that allow the company to recoup or hold back variable compensation from individuals whose awards were based on fraudulent activities, misstated financial reports, or executive misconduct.
•Severance arrangements that protect the company’s interests but do not cost more than is contractual.
We may vote against proposals to introduce new share-based incentives, approve existing policies or plans, or approve the compensation report where we do not see alignment between executive compensation arrangements and our clients’ financial interests. When there is not an alternative, or where there have been multi-year issues with compensation misaligned with performance, we may vote against the election of the chair of the responsible committee, or the most senior independent director.

Non-executive director compensation
Companies generally pay non-executive directors an annual retainer or fee in cash, shares or a combination of the two. Some companies also pay additional fees for service on board committees or in board leadership roles. We do not support non-executive directors participating in performance-based incentive plans as doing so may create a conflict of interest and undermine their independence from management, whom they oversee.
Capital structure
Boards are responsible for ensuring senior executive leadership has established a capital strategy that achieves appropriate capital allocation and management in support of long-term financial resilience.
Where company practices diverge from those set out below, we look for companies to disclose why they view these practices to be aligned with shareholders’ interests. We may vote against management proposals seeking capital-related authorities or the election of the most senior independent director if we have concerns about a company’s approach. We may also support a shareholder proposal seeking conversion of shares with differentiated voting rights to a one-share, one-vote standard.
Share issuance
We assess requests for share issuance for particular transactions on a case-by-case basis. We will generally support authorities to issue shares when subject to pre-emptive rights, and up to 20% absent pre-emptive rights. Companies should seek regular approval of these authorities to allow shareholders to take into consideration how prior authorities were used, as well as the current circumstances of the company and the market environment.
Share buybacks
We assess share buyback proposals in the context of the company’s disclosed capital management strategy and management’s determination of the appropriate balance between investment that supports the long-term growth of the company and returning cash to investors. We also take into consideration the effect of a buyback program on the company’s balance sheet and executive compensation arrangements and the price at which shares are repurchased relative to market price. Companies should seek regular approval of these authorities to allow shareholders to take into consideration how prior authorities were used, as well as the current circumstances of the company and the market environment.
We would normally expect companies to cancel repurchased shares. If a company plans to retain them as treasury shares, management should provide a detailed rationale in the context of the disclosed capital management strategy.
Dividends
We generally defer to management and the board on dividend policy but may engage to seek further clarification where a proposed dividend appears out of line with the company’s financial position.
Differentiated voting rights
We prefer companies to adopt a one-share, one-vote structure for share classes with the same economic exposure. Certain companies, particularly those new to public markets, could make the case to adopt a differentiated voting rights structure, or dual class stock. In those situations, we encourage companies to evaluate and seek approval for their capital structure on a periodic basis.

Transactions and special situations
We monitor developments in transactions and special situations closely and undertake our own detailed analyses of proposals.
Mergers and acquisitions
We evaluate proposed mergers or acquisitions by assessing the financial outcome for our clients as minority shareholders. Management should provide an assessment of the proposed transaction’s strategic and financial rationale, along with its execution and operational risks. We review each transaction independently based on these factors and the degree to which the transaction enhances shareholder value. The board should consider establishing an ad hoc transaction committee to undertake an independent assessment of a significant merger or acquisition, in advance of making its recommendation to shareholders. We will vote against transactions that, in our assessment, do not advance our clients’ financial interests.
Anti-takeover defenses
In principle, we do not support companies using anti-takeover defenses, also known as poison pills or shareholder rights plans, as they can entrench management and boards which have not delivered long- term shareholder value. By exception, a poison pill may be supported if its purpose is to delay a takeover that is considered sub-optimal and enable management to seek an improved offer. Similarly, management could make the case to use a poison pill to block a shareholder activism campaign that may be counter to the interests of other investors. Defense mechanisms introduced in these circumstances should be limited in term and threshold, and also be closely monitored by the independent members of the board. We look for a shareholder vote for any mechanisms expected to be in place for more than 12 months.
Shareholder activism
When companies are the focus of an activism campaign, we may engage with the activist to understand their analysis and objectives, once they have gone public. We will also engage with company management and possibly board members, especially those the activist may be seeking to replace. In our assessment, we evaluate various factors, including the concerns raised by the activist and the case for change; the quality of both the activist’s and management’s plans; and the qualifications of each party’s candidates. We evaluate each contested situation by assessing the potential financial outcome for our clients as minority shareholders. We may support board candidates nominated by a shareholder activist if the activist has demonstrated that their case for change enhances shareholder value, or if the incumbent board members do not demonstrate the relevant skills and expertise or have a poor track record of protecting shareholders’ interests.
Significant shareholders and related party transactions
Boards of companies with affiliated shareholders or directors should be able to demonstrate that the interests of all shareholders are given equitable consideration.
Transactions with related parties, such as significant shareholders or companies connected with the public company, should be disclosed in detail and conducted on terms similar to what would objectively have been agreed with a non-related party. Such transactions should be reviewed and approved by the independent members of the board, and if voted on, only disinterested shareholders should vote.

Corporate reporting, risk management and audit
Investors depend on corporate reporting, both regulatory and voluntary, to understand a company’s strategy, its implementation and financial performance, as well as to assess the quality of management and operations and potential for the company to create shareholder value over time. The board should oversee corporate reporting and the policies and procedures underpinning the internal audit function and external audit.
A company’s financial reporting should provide decision-useful information for investors and other stakeholders on its financial performance and position. It should provide an accurate and balanced assessment of the risks and opportunities the company faces in realizing its long-term strategy.
Accordingly, the assumptions made by management and reviewed by the auditor in preparing the financial statements should be reasonable and justified. Financial statements should be prepared in accordance with globally developed reporting standards and any divergence from generally accepted accounting principles should be explained in detail and justified. Accounting restatements should be explained in detail and any remedial actions, and the implications of these, disclosed.
In this context, audit committees play a vital role in a company’s financial reporting system by providing independent oversight of the accounts, material financial and, where appropriate to the jurisdiction, nonfinancial information, internal control frameworks and Enterprise Risk Management systems. In our view, effective audit committee oversight strengthens the quality and reliability of a company’s financial statements and provides an important level of reassurance to shareholders. Audit committees should have a procedure in place for assessing the independence of the auditor and the quality of the external audit process annually.
Similarly, material sustainability-related factors that are integral to how a company manages risks or generates revenue should be disclosed. In our view, the standards developed by the International Sustainability Standards Board, can be helpful to companies in preparing such reports.4
Companies should establish robust risk management and internal control processes appropriate to the company’s business, risk tolerance, and regulatory environment. A credible whistleblowing system for employees, and potentially other stakeholders, can be a useful mechanism for ensuring that senior management and the board are aware of potential misconduct or breaches in risk management and internal control processes.
A comprehensive audit conducted by an independent audit firm contributes to investor confidence in the quality of corporate reporting. It is helpful when the audit report gives some insight into the scope and focus of the audit, as well as any critical audit matters identified and how these were resolved. A comprehensive and effective audit is time and resource intensive, and the audit fee should be commensurate. Fees paid to the audit firm for non-audit consulting should not exceed the audit fee to a degree that may prompt concerns about the independence of the audit. The audit committee should explain its position on auditor tenure and how it confirmed that the auditor remained independent.
We may vote against the election of the responsible directors if corporate reporting is insufficient or there are material misstatements in financial reports. In markets where relevant, we may vote against a proposal to approve the financial statements or the discharge of the board when we are concerned about the quality of the reporting or the audit. We may vote against proposals to appoint the auditor, ratify the audit report, or approve the audit fee if we are concerned about the auditor’s independence, the quality of the audit, or there are material misstatements in financial reports and the board has not established reasonable remediation plans.
4 The objective of IFRS S1 General Requirements for Disclosure of Sustainability-related Financial Information is to require an entity to disclose information about its sustainability-related risks and opportunities that is useful to primary users of general-purpose financial reports in making decisions relating to providing resources to the entity. The objective of IFRS S2 Climate-related Disclosures is to require an entity to disclose information about its climate-related risks and opportunities that is useful to primary users of general-purpose financial reports in making decisions relating to providing resources to the entity.

Shareholder rights and protections
General shareholder meetings
Companies normally have an annual general meeting of shareholders at which routine and non-routine items of business are discussed and voted on by shareholders in attendance or submitting proxy votes. Companies should disclose materials relevant to the shareholder meeting sufficiently in advance so that shareholders can take them into consideration in their voting decisions. Many companies offer shareholders the option of participating in the meeting virtually which, whilst welcome, should not limit the rights of shareholders to participate as they would during an in-person meeting.
We may vote against directors when materials related to the business of the shareholder meeting are not provided in a timely manner or do not provide sufficient information for us to take an informed voting decision. We may vote against directors if the format of the shareholder meeting does not accommodate reasonable shareholder participation.
Bylaw amendments
We review bylaw amendments proposed by management on a case-by-case basis and will generally support those that are aligned with the interests of minority shareholders. Any material changes to the bylaws should be explained in detail and put to a shareholder vote.
We may vote against bylaw amendments that reduce shareholder rights and protections. We may vote against directors if material changes are made to the bylaws without shareholder approval.
If not provided for in the relevant corporate law, company bylaws should allow shareholders, individually or as a group, with a meaningful shareholding the right to call a special meeting of shareholders. The shareholding required to exercise this right should balance its utility with the cost to the company of holding special meetings.
If not provided for in the relevant corporate law, company bylaws should allow shareholders, individually or as a group, with a meaningful shareholding the right to nominate directors to the company’s board. The threshold for this right should be set so that shareholders can exercise it without being unduly disruptive to the board’s own nomination process.
Whilst we would not use either of these rights ourselves, we see them as important accountability mechanisms. We may vote for a shareholder proposal seeking the addition of either of these provisions to a company’s bylaws.
Change of domicile
We generally defer to management on proposals to change a company’s domicile as long as the rationale for doing so is consistent with the company’s long-term strategy and business model and the related costs are immaterial.
We may vote against directors or a proposal to change a company’s domicile where it does not seem aligned with our clients’ financial interests.
Changes to a company’s purpose or the nature of its business
Plans to materially change the nature of a company’s business or its purpose should be disclosed and explained in the context of long-term strategy and business dynamics. Such changes may significantly alter an investor’s views on the suitability of a company for their investment strategy or portfolio.
Where relevant, we may vote against proposals to change a company’s purpose or the nature of its business if the board has not provided a credible argument for change.

Shareholder proposals
Shareholders in many markets, who meet certain eligibility criteria, have the right to submit proposals to the general shareholder meeting asking a company to take a particular course of action subject to the proposal being supported by a majority of votes cast at the meeting. The topics raised address a range of governance, social and environmental matters that may be relevant to a company’s business.
Shareholder proposals are considered by many investors to be an escalation tool when a company is unresponsive to their engagement.
We vote on these proposals on a case-by-case basis. We assess the relevance of the topic raised to a company’s business and its current approach, whether the actions sought are consistent with shareholders’ interests, and what impact the proposal being acted upon might have on financial performance.
Our general approach where we have concerns about a company’s governance, disclosures or performance is to engage to understand the apparent difference in perspective. If we continue to believe the company is not acting in shareholders’ financial interests, we may vote against the election of directors. We may support a relevant shareholder proposal if doing so reinforces the points made in our engagement or is aligned with our clients’ financial interests. We generally do not support shareholder proposals that are legally binding on the company, seek to alter a company’s strategy or direct its operations, or are unrelated to how a company manages risk or generates financial returns.
BlackRock is subject to legal and regulatory requirements in the U.S. that place restrictions and limitations on how we can interact with the companies in which we invest on behalf of our clients, including our ability to submit shareholder proposals. We can vote on behalf of clients who authorize us to do so, on proposals put forth by others.
Corporate political activities
We seek to understand how companies ensure that their direct and indirect engagement in the policy making process is consistent with their public statements on policy matters important to the company’s long-term strategy. The board should be aware of the approach taken to corporate political activities as there can be reputational risks arising from inconsistencies. Companies should, as a minimum, meet all regulatory disclosure requirements on political activities, and ideally, provide accessible and clear disclosures to shareholders on policy positions, public policy engagement activities and political donations. To mitigate the risk of inconsistencies, companies can usefully assess the alignment between their policy priorities and the policy positions of the trade associations of which they are active members and any engagements undertaken by trade associations on behalf of members.
Generally, this is an engagement matter, although we may support a relevant shareholder proposal, or vote against directors, where a company’s disclosures are insufficient, or it becomes public that there is a material contradiction in a company’s public policy positions and its policy engagement.

Sustainability, or environmental and social, considerations
We seek to understand how companies manage the risks and opportunities inherent in their business operations. In our experience, sustainability-related factors5 that are relevant to a company’s business or material to its financial performance, are generally operational considerations embedded into day-to-day management systems. Certain sustainability issues may also inform long-term strategic planning, for example, investing in product innovation in anticipation of changing consumer demand or adapting supply chains in response to changing regulatory requirements.
We recognize that the specific sustainability-related factors that may be financially material or business relevant will vary by company business model, sector, key markets, and time horizon, amongst other considerations. From company disclosures and our engagement, we aim to understand how management is identifying, assessing and integrating material sustainability-related risks and opportunities into their business decision-making and practices. Doing so helps us undertake a more holistic assessment of a company’s potential financial performance and the likely risk-adjusted returns of an investment.
We may vote against directors or support a relevant shareholder proposal if we have concerns about how a company is managing or disclosing its approach to material sustainability-related risks that may impact financial returns.
Key stakeholders
In our view, companies should understand and take into consideration the interests of the various parties on whom they depend for their success over time. It is for each company to determine their key stakeholders based on what is material to their business and long-term financial performance. For many companies, key stakeholders include employees, business partners (such as suppliers and distributors), clients and consumers, regulators, and the communities in which they operate. Companies that appropriately balance the interests of investors and other stakeholders are, in our experience, more likely to be financially resilient over time.
5 By material sustainability-related risks and opportunities, we mean the drivers of risk and financial value creation in a company’s business model that have an environmental or social dependency or impact. Examples of environmental issues include, but are not limited to, water use, land use, waste management, and climate risk. Examples of social issues include, but are not limited to, human capital management, impacts on the communities in which a company operates, customer loyalty, and relationships with regulators. It is our view that well-managed companies will effectively evaluate and manage material sustainability-related risks and opportunities relevant to their businesses. Governance is the core means by which boards can oversee the creation of durable financial value over time. Appropriate risk oversight of business-relevant and material sustainability-related considerations is a component of a sound governance framework.

Climate and decarbonization investment objectives
Certain active BlackRock funds have climate and decarbonization objectives in addition to financial objectives. Consistent with the objectives of those investment strategies, our stewardship activity in relation to the holdings in those funds differs in some respects from BAIS’ benchmark guidelines, which are described above. Specifically, for those funds’ holdings, we look to investee companies to demonstrate that they are aligned with a decarbonization pathway that means their business model would be viable in a low-carbon economy, i.e., one in which global temperature rise is limited to 1.5⁰C above pre-industrial levels. This approach is only taken following BlackRock receiving the explicit approval from the applicable fund board.
The decarbonization stewardship guidelines focus on companies which produce goods and services that contribute to real world decarbonization or have a carbon intensive business model and face outsized impacts from the low carbon transition, based on reported and estimated scopes 1, 2, and 3 greenhouse gas emissions. These companies should provide disclosures that set out their governance, strategy, risk management processes and metrics and targets relevant to decarbonization. These disclosures should include an explanation of the decarbonization scenarios a company is using in its near- and long-term planning, as well as its scope 1, scope 2 and material scope 3 greenhouse gas (GHG) emissions and reduction targets for scope 1 and 2 emissions. As with the BAIS benchmark policies, we consider the climate-risk reporting standard issued by the International Sustainability Standards Board, IFRS S2, a useful reference for such reporting.
Under these climate- and decarbonization-specific guidelines, BAIS may recommend a vote against directors or support for a relevant shareholder proposal if a company does not appear to be adequately addressing or disclosing material climate-related risks. We may recommend supporting shareholder proposals seeking information relevant to a company’s stated low-carbon transition strategy and targets that the company does not currently provide and that would be helpful to investment decision-making. As under the BAIS benchmark approach, the active portfolio managers are ultimately responsible for voting consistent with their investment mandate and fund objectives.

Appendix 1: How we fulfil and oversee our active investment stewardship responsibilities
Oversight
The Global Head of BAIS has primary oversight of and responsibility for the team’s activities, including voting in accordance with the BlackRock Active Investment Stewardship Global Engagement and Voting Guidelines (“the Guidelines”), which require the application of professional judgment and consideration of each company’s unique circumstances, as well as input from active investors. BAIS is independent from BlackRock Investment Stewardship in our engagement and voting activities, reporting lines, and oversight.
The Active Investment Stewardship Oversight Committee, comprised of senior representatives of the active investment, legal and risk teams, reviews and advises on amendments to BAIS’ Global Engagement and Voting Guidelines. The Committee also considers developments in corporate governance, related public policy, and market norms and how these might influence BAIS’ policies and practices. The Committee does not determine voting decisions, which are the responsibility of BAIS and the relevant active equity investors.
In addition, there is a standing advisory group of senior active investors who counsel BAIS on complex or high-profile votes before a recommendation is finalized and escalated to the portfolio managers with holdings in the company under consideration. This group also formally reviews any revisions to the Engagement and Voting Guidelines proposed by BAIS as part of its annual review.
BAIS carries out engagement with companies in collaboration with active investment colleagues, executes proxy votes, and conducts vote operations (including maintaining records of votes cast) in a manner consistent with the Guidelines. BAIS also conducts research on corporate governance issues and participates in industry discussions to contribute to and keep abreast of important developments in the corporate governance field. BAIS may use third parties for certain of the foregoing activities and performs oversight of those third parties (see “Use and oversight of third-party vote services providers” below).
Voting guidelines and vote execution
BlackRock votes on proxy issues when our clients authorize us to do so. We carefully consider the voting items submitted to funds and other fiduciary account(s) (Fund or Funds) for which we have voting authority. BlackRock votes (or refrains from voting) for each Fund for which we have voting authority based on our evaluation of the alignment of the voting items with the long-term economic interests of our clients, in the exercise of our independent business judgment, and without regard to the relationship of the issuer (or any shareholder proponent or dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, or BlackRock employees (see “Conflicts management policies and procedures,” below).
When exercising voting rights, BAIS will normally vote on specific proxy issues in accordance with the Guidelines, although portfolio managers have the right to vote differently on their holdings if they determine doing so is more aligned with the investment objective and financial interests of clients invested in the funds they manage.
The Guidelines are not intended to be exhaustive. BAIS applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review. As such, the Guidelines do not indicate how BAIS will vote in every instance. Rather, they reflect our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots. The Guidelines are reviewed annually and updated as necessary to reflect changes in market practices, developments in corporate governance and feedback from companies and clients. In this way, BAIS aims to maintain policies that explain our approach to governance practices most aligned with clients’ long-term financial interests.

In certain markets, proxy voting involves logistical issues which can affect BAIS’ ability to vote such proxies, as well as the desirability of voting such proxies. These issues include, but are not limited to: i) untimely notice of shareholder meetings; ii) restrictions on a foreigner’s ability to exercise votes; iii) requirements to vote proxies in person; iv) “share-blocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); v) potential difficulties in translating the proxy; vi) regulatory constraints; and vii) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as share-blocking or overly burdensome administrative requirements.
BlackRock votes proxies in these situations on a “best-efforts” basis. In addition, BAIS may determine that it is generally in the interests of BlackRock’s clients not to vote proxies (or not to vote our full allocation) if the costs (including but not limited to opportunity costs associated with share-blocking constraints) associated with exercising a vote are expected to outweigh the benefit the client would derive by voting on the proposal.
Voting Choice
BlackRock offers Voting Choice, a program that provides eligible clients with more opportunities to participate in the proxy voting process where legally and operationally viable.
Voting Choice is currently available for eligible clients invested in certain institutional pooled funds in the U.S., UK, and Canada that use systematic active equity (SAE) and multi-asset strategies. In addition, institutional clients in separately managed accounts (SMAs) are eligible for BlackRock Voting Choice regardless of their investment strategies.6
As a result, the shares attributed to BlackRock in company share registers may be voted differently depending on whether our clients have authorized BAIS to vote on their behalf, have authorized BlackRock to vote in accordance with a third-party policy, or have elected to vote shares in accordance with their own policy. Our clients have greater control over proxy voting because of Voting Choice.
BlackRock does not disclose client information, including a client’s selection of proxy policy, without client consent.
Use and oversight of third-party vote services providers
Third-party vote services providers – or proxy research firms - provide research and recommendations on proxy votes, as well as voting infrastructure. As mentioned previously, BlackRock contracts primarily with the vote services provider ISS and leverages its online platform to supply research and support voting, record keeping, and reporting processes. We also use Glass Lewis’ research and analysis as an input into our voting process. It is important to note that, although proxy research firms provide important data and analysis, BAIS does not rely solely on their information or follow their voting recommendations. A company’s disclosures, our past engagements and voting, investment colleagues’ insights and our voting guidelines are important inputs into our voting decisions on behalf of clients.
Given the large universe of actively held companies, BAIS employs the proxy services provider to streamline the voting process by making voting recommendations based on BAIS’ voting guidelines when the items on a shareholder meeting agenda are routine. Agenda items that are not routine are referred back to BAIS to assess, escalate as necessary to the relevant portfolio managers and vote. BAIS reviews and can override the recommendations of the vote services provider at any time prior to the vote deadline. Both BAIS and the vote services provider actively monitor securities filings, research reports, company announcements, and direct communications from companies to ensure awareness of supplemental disclosures and proxy materials that may require a modification of votes.
BAIS closely monitors the third-party vote services providers we contract with to ensure that they are meeting our service level expectations and have effective policies and procedures in place to manage potential conflicts of interest. Our oversight of service providers includes regular meetings with client service teams, systematic
6 With Voting Choice, SMAs have the ability to select from a set of voting policies from third-party proxy advisers the policy that best aligns with their views and preferences. BlackRock can then use its proxy voting infrastructure to cast votes based on the client’s selected voting policy.

monitoring of vendor operations, as well as annual due diligence meetings in accordance with BlackRock’s firmwide policies.
Conflicts management policies and procedures
BAIS maintains policies and procedures that seek to prevent undue influence on BlackRock’s proxy voting activity. Such influence might stem from any relationship between the investee company (or any shareholder proponent or dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates, or BlackRock employees. The following are examples of sources of perceived or potential conflicts of interest:
•BlackRock clients who may be issuers of securities or proponents of shareholder resolutions
•BlackRock business partners or third parties who may be issuers of securities or proponents of shareholder resolutions
•BlackRock employees who may sit on the boards of public companies held in Funds managed by BlackRock
•Significant BlackRock, Inc. investors who may be issuers of securities held in Funds managed by BlackRock
•Securities of BlackRock, Inc. or BlackRock investment funds held in Funds managed by BlackRock
•BlackRock, Inc. board members who serve as senior executives or directors of public companies held in Funds managed by BlackRock
BlackRock has taken certain steps to mitigate perceived or potential conflicts including, but not limited to, the following:
•Adopted the Guidelines which are designed to advance our clients’ long-term economic interests in the companies in which BlackRock invests on their behalf
•Established a reporting structure that separates BAIS from employees with sales, vendor management, or business partnership roles. In addition, BlackRock seeks to ensure that all engagements with corporate issuers, dissident shareholders or shareholder proponents are managed consistently and without regard to BlackRock’s relationship with such parties. Clients or business partners are not given special treatment or differentiated access. BAIS prioritizes engagements based on factors including, but not limited to, our need for additional information to make a voting decision or our view on the likelihood that an engagement could lead to positive outcome(s) over time for the economic value of the company. Within the normal course of business, BAIS may engage directly with BlackRock clients, business partners and/or third parties, and/or with employees with sales, vendor management, or business partnership roles, in discussions regarding our approach to stewardship, general corporate governance matters, client reporting needs, and/or to otherwise ensure that proxy-related client service levels are met
•Determined to engage, in certain instances, an independent third-party voting service provider to make proxy voting recommendations as a further safeguard to avoid potential conflicts of interest, to satisfy regulatory compliance requirements, or as may be otherwise required by applicable law. In such circumstances, the independent third-party voting service provider provides BlackRock with recommendations, in accordance with the Guidelines, as to how to vote such proxies. BlackRock uses an independent third-party voting service provider to make proxy voting recommendations for shares of BlackRock, Inc. and companies affiliated with BlackRock, Inc. BlackRock may also use an independent third-party voting service provider to make proxy voting recommendations for:
opublic companies that include BlackRock employees on their boards of directors opublic companies of which a BlackRock, Inc. board member serves as a senior executive or a member of the board of directors opublic companies that are the subject of certain transactions involving BlackRock Funds opublic companies that are joint venture partners with BlackRock, and opublic companies when legal or regulatory requirements compel BlackRock to use an independent third-party voting service provider

In selecting an independent third-party voting service provider, we assess several characteristics, including but not limited to: independence, an ability to analyze proxy issues and make recommendations in the economic interest of our clients in accordance with the Guidelines, reputation for reliability and integrity, and operational capacity to accurately deliver the assigned recommendations in a timely manner. We may engage more than one independent third-party voting service provider, in part to mitigate potential or perceived conflicts of interest at a single voting service provider. The Active Investment Stewardship Oversight Committee appoints and reviews the performance of the independent third-party voting service providers, generally on an annual basis.
Securities lending
When so authorized, BlackRock acts as a securities lending agent on behalf of Funds. Securities lending is a well-regulated practice that contributes to capital market efficiency. It also enables funds to generate additional returns while allowing fund providers to keep fund expenses lower.
With regard to the relationship between securities lending and proxy voting, BlackRock cannot vote shares on loan and may determine to recall them for voting, as guided by our fiduciary duty as an asset manager to our clients in helping them achieve their investment goals. While this has occurred in a limited number of cases, the decision to recall securities on loan as part of BlackRock’s securities lending program in order to vote is based on an evaluation of various factors that include, but are not limited to, assessing potential securities lending revenue alongside the potential long-term financial value to clients of voting those securities (based on the information available at the time of recall consideration). BAIS works with active portfolio managers, as well as colleagues in the Securities Lending and Risk and Quantitative Analysis teams, to evaluate the costs and benefits to clients of recalling shares on loan.
In almost all instances, BlackRock anticipates that the potential long-term financial value to clients of voting shares would not warrant recalling securities on loan. However, in certain instances, BlackRock may determine, in our independent business judgment as a fiduciary, that the value of voting outweighs the securities lending revenue loss to clients and would therefore recall shares to be voted in those instances.
Periodically, BlackRock reviews our process for determining whether to recall securities on loan in order to vote and may modify it as necessary.
Reporting and vote transparency
BAIS is committed to transparency in the stewardship work we do on behalf of clients. We inform clients about our engagement and voting policies and activities through direct communication and disclosure on our website.

Want to know more?
blackrock.com/stewardship | ContactActiveStewardship@blackrock.com
The document is provided for information purposes only and is subject to change. Reliance upon this information is at the sole discretion of the reader.
Prepared by BlackRock, Inc.
©2024 BlackRock, Inc. All rights reserved. BLACKROCK is a trademark of BlackRock, Inc., or its subsidiaries in the United States and elsewhere. All other trademarks are those of their respective owners.

CLEARBRIDGE
A Franklin Templeton Company
Proxy Voting Policy
March 2025
ClearBridge Investments Limited (CIL)
ClearBridge Investments (North America) Pty Limited (CINA)
(the above entities are referred to as “ClearBridge” for the purposes of this policy.)
Document Owner: Head of Legal, Risk & Compliance
This document is confidential and is only intended for the purposes of the above entities. This document may only be provided to third parties with the express prior written approval of the Head of Legal, Risk & Compliance. No recipient is authorised to pass this document or its contents on to any other person whatsoever or reproduce it by any means. All intellectual property contained in this document remains the property of the above entities and any rights in relation to this intellectual property are not intended to be diluted by the distribution of this document.

CLEARBRIDGE INVESTMENTS
Proxy Voting Policies and Procedures
I.Types of Accounts for Which ClearBridge Votes Proxies
II.General Guidelines
III.How ClearBridge Votes
IV.Conflicts of Interest
A.Procedures for Identifying Conflicts of Interest
B.Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest
C.Third Party Proxy Voting Firm – Conflicts of Interest
V.Other Considerations
A.    When Votes May Not be Cast
B.    Split Voting in Sub-Custodial Accounts (Non-US Markets)
VI.Disclosure of Proxy Voting
VII.Recordkeeping and Oversight
ANNEXURE A    Voting Policy
A.Election of Directors
B.Proxy Contests
C.Auditors
D.Proxy Contest Defenses
E.Tender Offer Defenses
F.Miscellaneous Governance Provisions
G.Capital Structure
H.Executive and Director Compensation
I.State/Country of Incorporation
J.Mergers and Corporate Restructuring
K.Social and Environmental Issues
L.Miscellaneous

Proxy Voting Policies and Procedures
I.TYPES OF ACCOUNTS FOR WHICH CLEARBRIDGE VOTES PROXIES
ClearBridge votes proxies for each client for which it has investment discretion unless the investment management agreement provides that the client or other authorised party (e.g., a trustee or named fiduciary of a plan) is responsible for voting proxies.
II.GENERAL GUIDELINES
In voting proxies, we are guided by general fiduciary principles. Our goal is to act prudently, solely in the best interest of the beneficial owners of the accounts we manage. We attempt to provide for the consideration of all factors that could affect the value of the investment and will vote proxies in the manner that we believe will be consistent with efforts to maximise shareholder values.
III.HOW CLEARBRIDGE VOTES
Annexure A attached hereto sets forth certain stated positions. In the case of a proxy issue for which there is a stated position, we generally vote in accordance with the stated position. In the case of a proxy issue for which there is a list of factors set forth in Annexure A that we consider in voting on such issue, we consider those factors and vote on a case-by-case basis in accordance with the general principles set forth above. In the case of a proxy issue for which there is no stated position or list of factors that we consider in voting on such issue, we vote on a case-by-case basis in accordance with the general principles set forth above. We may utilise an external service provider to provide us with information and/or a recommendation with regard to proxy votes but we are not required to follow any such recommendations. The use of an external service provider does not relieve us of our responsibility for the proxy vote.
For routine matters, we usually vote according to our policy or the external service provider’s recommendation, although we are not obligated to do so and each individual portfolio management team may vote contrary to our policy or the recommendation of the external service provider. If a matter is non-routine, e.g., management’s recommendation is different than that of the external service provider and ClearBridge is a significant holder or it is a significant holding for ClearBridge, the issues will be highlighted to the appropriate Investment teams. Different Investment teams may vote differently on the same issue, depending upon their assessment of clients’ best interests.
ClearBridge’s policies are reviewed annually, and its proxy voting process is overseen and coordinated by its Proxy Committee.
IV.CONFLICTS OF INTEREST
In furtherance of ClearBridge’s goal to vote proxies in the best interests of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients. We also take into consideration relevant regulatory guidance, e.g., ASIC Regulatory Guide 128.
A.Procedures for Identifying Conflicts of Interest
ClearBridge relies on the following to seek to identify conflicts of interest with respect to proxy voting:
1.ClearBridge’s employees are periodically reminded of their obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships or personal or business relationships relating to another Franklin Resources, Inc. ("Franklin") business unit, and (ii) to bring conflicts of interest of which they become aware to the attention of the Head of Legal, Risk & Compliance.
2.ClearBridge’s finance area maintains and provides to ClearBridge Compliance and proxy voting personnel an up- to-date list of all client relationships that have historically accounted for or are projected to account for greater than 1% of ClearBridge’s net revenues.

3.As a general matter, ClearBridge takes the position that relationships between a non- ClearBridge Franklin unit and an issuer (e.g., investment management relationship between an issuer and a non- ClearBridge Franklin affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer because ClearBridge operates as an independent business unit from other Franklin business units and because of the existence of informational barriers between ClearBridge and certain other Franklin business units. As noted above, ClearBridge employees are under an obligation to bring such conflicts of interest, including conflicts of interest which may arise because of an attempt by another Franklin business unit or non- ClearBridge Franklin officer or employee to influence proxy voting by ClearBridge to attention of Head of Legal, Risk & Compliance.
4.A list of issuers with respect to which ClearBridge has a potential conflict of interest in voting proxies on behalf of client accounts will be maintained by ClearBridge proxy voting personnel. ClearBridge will not vote proxies relating to such issuers until it has been determined that the conflict of interest is not material or a method for resolving the conflict of interest has been agreed upon and implemented, as described below.
B.Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest
1.ClearBridge Investments maintains a Proxy Committee which, among other things, reviews and addresses conflicts of interest brought to its attention. The Proxy Committee is comprised of such ClearBridge Investments personnel (and others, at ClearBridge’s request), as are designated from time to time. The current members of the Proxy Committee are set forth in the Proxy Committee’s Terms of Reference.
2.All conflicts of interest identified pursuant to the procedures outlined in Section IV.A. must be brought to the attention of the Proxy Committee for resolution. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party generally is not brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge’s position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.
3.The Proxy Committee will determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the Proxy Committee will be maintained.
4.If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.
5.If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee will determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:
*disclosing the conflict to clients and obtaining their consent before voting;
*suggesting to clients that they engage another party to vote the proxy on their behalf;
*in the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or
*such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.*
A written record of the method used to resolve a material conflict of interest shall be maintained.
______________________
* Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Committee may resolve such conflict of interest by satisfying itself that ClearBridge’s proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.

C.Third Party Proxy Voting Firm - Conflicts of Interest
With respect to a third-party proxy voting firm described herein, the Proxy Committee will periodically review and assess such firm’s policies, procedures and practices with respect to the disclosure and handling of conflicts of interest.
V.OTHER CONSIDERATIONS
A.    When Votes May Not be Cast
In certain situations, ClearBridge may determine not to vote proxies on behalf of a client because ClearBridge believes that the expected benefit to the client of voting shares is outweighed by countervailing considerations. Examples of situations in which ClearBridge may determine not to vote proxies on behalf of a client include:
Share Blocking
Proxy voting in certain countries requires “share blocking.” This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, ClearBridge will consider and weigh, based on the particular facts and circumstances, the expected benefit to clients of voting in relation to the detriment to clients of not being able to sell such shares during the applicable period.
l consider and weigh, based on the particular facts and circumstances, the expected benefit to clients of voting in relation to the detriment to clients of not being able to sell such shares during the applicable period.
Securities on Loan
Certain clients of ClearBridge, such as an institutional client or a mutual fund for which ClearBridge acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. ClearBridge typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, ClearBridge will request that the client recall shares that are on loan so that such shares can be voted if ClearBridge believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of ClearBridge and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.
B.    Split Votes in Sub-Custodial Accounts (Non-US Markets)
In some non-US markets, where shares across multiple client accounts maybe he held in a joint sub-custodial account, split voting by a manager in such sub-custodial account may not be allowed. In those instances, ClearBridge will vote all shares in accordance with the pre-determined proxy voting guidelines, or if there is no voting policy established in this policy on the particular topic or issue, in accordance with the recommendations of the portfolio manager responsible for the client accounts holding the greatest number of shares of the relevant issuer.
VI.DISCLOSURE OF PROXY VOTING
ClearBridge employees may not disclose to others outside of ClearBridge (including employees of other Franklin business units) how ClearBridge intends to vote a proxy absent prior approval from the Head of Legal, Risk & Compliance, except that a ClearBridge investment professional may disclose to a third party (other than an employee of another Franklin business unit) how s/he intends to vote without obtaining prior approval from the Head of Legal, Risk & Compliance if (1) the disclosure is intended to facilitate a discussion of publicly available information by ClearBridge personnel with a representative of a company whose securities are the subject of the proxy and (2) ClearBridge has voting power with respect to less than 5% of the outstanding common stock of the company.

If a ClearBridge employee receives a request to disclose ClearBridge’s proxy voting intentions to, or is otherwise contacted by, another person outside of ClearBridge (including an employee of another Franklin business unit or an existing ClearBridge client or its designated agent or representative) in connection with an upcoming proxy voting matter, he/she should immediately notify the Head of Legal, Risk & Compliance and not share any information regarding proxy voting intentions with such persons without obtaining the Head of Legal, Risk & Compliance’s prior approval.
If a Portfolio Manager wants to take a public stance with regards to a proxy, s/he must consult with the Head of Legal, Risk & Compliance before making or issuing a public statement.
VII. RECORDKEEPING AND OVERSIGHT
ClearBridge shall maintain the following records relating to proxy voting:
*a copy of these policies and procedures;
*a copy of each proxy form (as voted);
*a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;
*documentation relating to the identification and resolution of conflicts of interest;
*any documents created by ClearBridge that were material to a proxy voting decision or that memorialised the basis for that decision; and
*a copy of each written client request for information on how ClearBridge voted proxies on behalf of the client, and a copy of any written response by ClearBridge to any (written or oral) client request for information on how ClearBridge voted proxies on behalf of the requesting client.
Such records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the ClearBridge adviser.
To the extent that ClearBridge is authorised to vote proxies for a United States Registered Investment Company, ClearBridge shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.
In lieu of keeping copies of proxy statements, ClearBridge may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

ANNEXURE A
VOTING POLICY
These are policy guidelines that can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account holding the shares being voted. There may be occasions when different Investment teams vote differently on the same issue. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Proxy Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.
A.Election of Directors
1.Voting on Director Nominees in Uncontested Elections
a.We withhold our vote from a director nominee who:
*attended less than 75 percent of the company’s board and committee meetings without a valid excuse (illness, service to the nation/local government, work on behalf of the company)
*received more than 50 percent withheld votes of the shares cast at the previous board election, and the company has failed to address the issue as to why
*is a member of the company’s audit committee, when excessive non-audit fees were paid to the auditor, or there are chronic control issues and an absence of established effective control mechanisms
*is a member of the company’s compensation committee if the compensation committee ignore a say on pay proposal that a majority of shareholders opposed.
b.We vote on a case-by-case basis in the following circumstances:
*Significant Greenhouse Gas (GHG) Emitters - we will vote on a case-by-case basis with respect to the Chair of the board and the Chair of the responsible committee in the case of companies that are significant GHG emitters but are not taking the minimum steps needed to understand, assess, and mitigate risks related to climate change to the company and the larger economy. Minimum steps include detailed disclosure of climate-related risks, such as the Task Force on Climate-related Financial Disclosures (TCFD); and, at this time, “appropriate” GHG emissions reductions targets (i.e., short- term and medium-term GHG reduction targets).
*Nominating Committee Members - we will vote on a case-by-case basis with respect to director nominees who are members of the company's nominating committee and there is no gender diversity or ethnic/racial diversity on the board (or those currently proposed for election to the board do not meet that criteria).
c.We vote for all other director nominees.
2.Chairman and CEO is the Same Person.
We vote on a case-by-case basis on shareholder proposals that would require the positions of the Chairman and CEO to be held by different persons. We would generally vote FOR such a proposal unless there are compelling reasons to vote against the proposal, including:
*designation of a lead director
*majority of independent directors (supermajority)
*all independent key committees
*size of the company (based on market capitalisation)
*established governance guidelines
*company performance

3.Majority of Independent Directors
a.We vote for shareholder proposals that request that the board be comprised of a majority of independent directors. Generally, that would require that the director have no connection to the company other than the board seat. In determining whether an independent director is truly independent (e.g. when voting on a slate of director candidates), we consider certain factors including, but not necessarily limited to, the following: whether the director or his/her company provided professional services to the company or its affiliates either currently or in the past year; whether the director has any transactional relationship with the company; whether the director is a significant customer or supplier of the company; whether the director is employed by a foundation or university that received significant grants or endowments from the company or its affiliates; and whether there are interlocking directorships.
b.We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.
4.Stock Ownership Requirements
We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.
5.Term of Office
We vote against shareholder proposals to limit the tenure of independent directors.
6.Director and Officer Indemnification and Liability Protection
a.Subject to subparagraphs b, c, and d below, we vote for proposals concerning director and officer indemnification and liability protection.
b.We vote for proposals to limit and against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.
c.We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.
d.We vote for only those proposals that provide such expanded coverage noted in subparagraph c above in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) if only the director's legal expenses would be covered.
7.Director Qualifications
a.We vote case-by-case on proposals that establish or amend director qualifications. Considerations include how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.
b.We vote against shareholder proposals requiring two candidates per board seat.
B.Proxy Contests
1.Voting for Director Nominees in Contested Elections
We vote on a case-by-case basis in contested elections of directors. Considerations include: chronology of events leading up to the proxy contest; qualifications of director nominees (incumbents and dissidents); for incumbents, whether the board is comprised of a majority of outside directors; whether key committees (i.e.: nominating, audit, compensation) comprise solely of independent outsiders; discussion with the respective Portfolio Manager(s).
2.Reimburse Proxy Solicitation Expenses
We vote on a case-by-case basis on proposals to provide full reimbursement for dissidents waging a proxy contest. Considerations include: identity of persons who will pay solicitation expenses; cost of solicitation; percentage that will be paid to proxy solicitation firms.

C.Auditors
1.Ratifying Auditors
We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position or there is reason to believe the independent auditor has not followed the highest level of ethical conduct. Specifically, we will vote to ratify auditors if the auditors only provide the company audit services and such other audit-related and non-audit services the provision of which will not cause such auditors to lose their independence under applicable laws, rules and regulations.
2.Financial Statements and Director and Auditor Reports
We generally vote for management proposals seeking approval of financial accounts and reports and the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors or directors.
3.Remuneration of Auditors
We vote for proposals to authorise the board or an audit committee of the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.
4.Indemnification of Auditors
We vote against proposals to indemnify auditors.
D.Proxy Contest Defenses
1.Board Structure: Staggered vs. Annual Elections
a.We vote against proposals to classify the board.
b.We vote for proposals to repeal classified boards and to elect all directors annually.
2.Shareholder Ability to Remove Directors
a.We vote against proposals that provide that directors may be removed only for cause.
b.We vote for proposals to restore shareholder ability to remove directors with or without cause.
c.We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
d.We vote for proposals that permit shareholders to elect directors to fill board vacancies.
3.Cumulative Voting
a.If plurality voting is in place for uncontested director elections, we vote for proposals to permit or restore cumulative voting.
b.If majority voting is in place for uncontested director elections, we vote against cumulative voting.
c.If plurality voting is in place for uncontested director elections, and proposals to adopt both cumulative voting and majority voting are on the same slate, we vote for majority voting and against cumulative voting.
4.Majority Voting
We vote for non-binding and/or binding resolutions requesting that the board amend a company’s by-laws to stipulate that directors need to be elected with an affirmative majority of the votes cast, provided that it does not conflict with the state law where the company is incorporated. In addition, all resolutions need to provide for a carve-out for a plurality vote standard when there are more nominees than board seats (i.e. contested election). In addition, ClearBridge strongly encourages companies to adopt a post-election director resignation policy setting guidelines for the company to follow to promptly address situations involving holdover directors.

5.Shareholder Ability to Call Special Meetings
a.We vote against proposals to restrict or prohibit shareholder ability to call special meetings.
b.We vote for proposals that provide shareholders with the ability to call special meetings, taking into account a minimum ownership threshold of 10 percent (and investor ownership structure, depending on bylaws).
6.Shareholder Ability to Act by Written Consent
a.We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.
b.We vote for proposals to allow or make easier shareholder action by written consent.
7.Shareholder Ability to Alter the Size of the Board
a.We vote for proposals that seek to fix the size of the board.
b.We vote against proposals that give management the ability to alter the size of the board without shareholder approval.
8.Advance Notice Proposals
We vote on advance notice proposals on a case-by-case basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.
9.Amendment of By-Laws
a.We vote against proposals giving the board exclusive authority to amend the by-laws.
b.We vote for proposals giving the board the ability to amend the by-laws in addition to shareholders.
10.Article Amendments (not otherwise covered by ClearBridge Proxy Voting Policies and Procedures)
We review on a case-by-case basis all proposals seeking amendments to the articles of association.
We vote for article amendments if:
*shareholder rights are protected;
*there is negligible or positive impact on shareholder value;
*management provides adequate reasons for the amendments; and
*the company is required to do so by law (if applicable).
E.Tender Offer Defenses
1.Poison Pills
a.We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
b.We vote on a case-by-case basis on shareholder proposals to redeem a company's poison pill. Considerations include: when the plan was originally adopted; financial condition of the company; terms of the poison pill.
c.We vote on a case-by-case basis on management proposals to ratify a poison pill. Considerations include: sunset provision - poison pill is submitted to shareholders for ratification or rejection every 2 to 3 years; shareholder redemption feature -10% of the shares may call a special meeting or seek a written consent to vote on rescinding the rights plan.
2.Fair Price Provisions
a.We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.
b.We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

3.Greenmail
a.We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.
b.We vote on a case-by-case basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.
4.Unequal Voting Rights
a.We vote against dual class exchange offers.
b.We vote against dual class re-capitalisation.
5.Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws
a.We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
b.We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.
6.Supermajority Shareholder Vote Requirement to Approve Mergers
a.We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.
b.We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.
7.White Knight/Squire Placements
We vote for shareholder proposals to require approval of blank check preferred stock issues.
F.Miscellaneous Governance Provisions
1.Confidential Voting
a.We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.
b.We vote for management proposals to adopt confidential voting subject to the proviso for contested elections set forth in sub-paragraph B.1. above.
2.Equal Access
We vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.
3.Bundled Proposals
We vote on a case-by-case basis on bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests and therefore not in the best interests of the beneficial owners of accounts, we vote against the proposals. If the combined effect is positive, we support such proposals.
4.Shareholder Advisory Committees
We vote on a case-by-case basis on proposals to establish a shareholder advisory committee. Considerations include: rationale and cost to the firm to form such a committee. We generally vote against such proposals if the board and key nominating committees are comprised solely of independent/outside directors.

5.Other Business
We vote for proposals that seek to bring forth other business matters.
6.Adjourn Meeting
We vote on a case-by-case basis on proposals that seek to adjourn a shareholder meeting in order to solicit additional votes.
7.Lack of Information
We vote against proposals if a company fails to provide shareholders with adequate information upon which to base their voting decision.
G.Capital Structure
1.Common Stock Authorisation
a.We vote on a case-by-case basis on proposals to increase the number of shares of common stock authorised for issue, except as described in paragraph 2 below.
b.Subject to paragraph 3, below we vote for the approval requesting increases in authorised shares if the company meets certain criteria:
*company has already issued a certain percentage (i.e., greater than 50%) of the company's allotment
*the proposed increase is reasonable (i.e., less than 150% of current inventory) based on an analysis of the company's historical stock management or future growth outlook of the company.
c.We vote on a case-by-case basis, based on the input of affected Portfolio Managers, if holding is greater than 1% of an account.
2.Stock Distributions: Splits and Dividends
We vote on a case-by-case basis on management proposals to increase common share authorisation for a stock split, provided that the split does not result in an increase of authorised but unissued shares of more than 100% after giving effect to the shares needed for the split.
3.Reverse Stock Splits
We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorised but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.
4.Blank Check Preferred Stock
a.We vote against proposals to create, authorise or increase the number of shares with regard to blank check preferred stock with unspecified voting, conversion, dividend distribution and other rights.
b.We vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).
c.We vote for proposals to authorise preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
d.We vote for proposals requiring a shareholder vote for blank check preferred stock issues.
5.Adjust Par Value of Common Stock
We vote for management proposals to reduce the par value of common stock.

6.Preemptive Rights
a.We vote on a case-by-case basis for shareholder proposals seeking to establish them and consider the following factors:
*size of the Company
*characteristics of the size of the holding (holder owning more than 1% of the outstanding shares)
*percentage of the rights offering (rule of thumb less than 5%).
b.We vote on a case-by-case basis for shareholder proposals seeking the elimination of pre-emptive rights.
7.Debt Restructuring
We vote on a case-by-case basis for proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Generally, we approve proposals that facilitate debt restructuring.
8.Share Repurchase Programs
We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
9.Dual-Class Stock
We vote for proposals to eliminate dual-class structures, unless a company has a stated policy that stipulates that the dual class structure will be eliminated in a period not to exceed 5 years from its initial public offering.
10.Issue Stock for Use with Rights Plan
We vote against proposals that increase authorised common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).
11.Debt Issuance Requests
When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.
We vote for debt issuances for companies when the gearing level is between zero and 100 percent.
We view on a case-by-case basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent. Any proposed debt issuance is compared to industry and market standards.
12.Financing Plans
We generally vote for the adopting of financing plans if we believe they are in the best economic interests of shareholders.
H.Executive and Director Compensation
In general, we vote for executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Certain factors, however, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

1.OBRA-Related Compensation Proposals
a.Amendments that Place a Cap on Annual Grant or Amend Administrative Features
We vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.
b.Amendments to Added Performance-Based Goals
We vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.
c.Amendments to Increase Shares and Retain Tax Deductions Under OBRA
We vote for amendments to existing plans to increase shares reserved and to qualify the plan for favourable tax treatment under the provisions of Section 162(m) the Internal Revenue Code.
d.Approval of Cash or Cash-and-Stock Bonus Plans
We vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of the Internal Revenue Code.
2.Expensing of Options
We vote for proposals to expense stock options on financial statements.
3.Shareholder Proposals to Limit Executive and Director Pay
a.We vote on a case-by-case basis on all shareholder proposals that seek additional disclosure of executive and director pay information. Considerations include: cost and form of disclosure. We vote for such proposals if additional disclosure is relevant to shareholder’s needs and would not put the company at a competitive disadvantage relative to its industry.
b.We vote on a case-by-case basis on all other shareholder proposals that seek to limit executive and director pay.
We have a policy of voting to reasonably limit the level of options and other equity- based compensation arrangements available to management to reasonably limit shareholder dilution and management compensation. For options and equity-based compensation arrangements, we vote FOR proposals or amendments that would result in the available awards being less than 10% of fully diluted outstanding shares (i.e. if the combined total of shares, common share equivalents and options available to be awarded under all current and proposed compensation plans is less than 10% of fully diluted shares). In the event the available awards exceed the 10% threshold, we would also consider the % relative to the common practice of its specific industry (e.g. technology firms). Other considerations would include, without limitation, the following:
*compensation committee comprised of independent outside directors
*maximum award limits
*repricing without shareholder approval prohibited
*3-year average burn rate for company
*plan administrator has authority to accelerate the vesting of awards
*shares under the plan subject to performance criteria.
4.Golden Parachutes
a.We vote for shareholder proposals to have golden parachutes submitted for shareholder ratification.
b.We vote on a case-by-case basis on all proposals to ratify or cancel golden parachutes. Considerations include: the amount should not exceed 3 times average base salary plus guaranteed benefits; golden parachute should be less attractive than an ongoing employment opportunity with the firm.

5.Golden Coffins
a.We vote for shareholder proposals that request a company not to make any death benefit payments to senior executives’ estates or beneficiaries or pay premiums in respect to any life insurance policy covering a senior executive’s life (“golden coffin”). We carve out benefits provided under a plan, policy or arrangement applicable to a broader group of employees, such as offering group universal life insurance.
b.We vote for shareholder proposals that request shareholder approval of survivor benefits for future agreements that, following the death of a senior executive, would obligate the company to make payments or awards not earned.
6.Anti-Tax Gross-up Policy
a.We vote for proposals that ask a company to adopt a policy whereby it will not make, or promise to make, any tax gross-up payment to its senior executives, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalisation policy; we also vote for proposals that ask management to put gross-up payments to a shareholder vote.
b.We vote against proposals where a company will make, or promise to make, any tax gross-up payment to its senior executives without a shareholder vote, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalisation policy.
7.Employee Stock Ownership Plans (ESOPs)
We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorised shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).
8.Employee Stock Purchase Plans
a.We vote for qualified plans where all of the following apply:
*the purchase price is at least 85 percent of fair market value
*the offering period is 27 months or less
*the number of shares allocated to the plan is five percent or less of outstanding shares.
If the above do not apply, we vote on a case-by-case basis.
b.We vote for non-qualified plans where all of the following apply:
*all employees of the company are eligible to participate (excluding 5 percent or more beneficial owners)
*there are limits on employee contribution (ex: fixed dollar amount)
*there is a company matching contribution with a maximum of 25 percent of an employee’s contribution
*there is no discount on the stock price on purchase date (since there is a company match).
If the above do not apply, we vote against the non-qualified employee stock purchase plan.
9. 401(k) Employee Benefit Plans
We vote for proposals to implement a 401(k) savings plan for employees.
10.Stock Compensation Plans
a.We vote for stock compensation plans which provide a dollar-for-dollar cash for stock exchange.
b.We vote on a case-by-case basis for stock compensation plans which do not provide a dollar-for-dollar cash for stock exchange using a quantitative model.

11.Directors Retirement Plans
a.We vote against retirement plans for non-employee directors.
b.We vote for shareholder proposals to eliminate retirement plans for non-employee directors.
12.Management Proposals to Reprice Options
We vote against management proposals seeking approval to reprice options.
13.Shareholder Proposals Regarding Executive and Director Pay
a.We vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.
b.We vote against shareholder proposals requiring director fees be paid in stock only.
c.We vote against shareholder proposals to eliminate vesting of options and restricted stock on change of control.
d.We vote for shareholder proposals to put option repricing to a shareholder vote.
e.We vote for shareholder proposals that call for a non-binding advisory vote on executive pay (“say-on-pay”). Company boards would adopt a policy giving shareholders the opportunity at each annual meeting to vote on an advisory resolution to ratify the compensation of the named executive officers set forth in the proxy statement’s summary compensation table.
f.We vote “annual” for the frequency of say-on-pay proposals rather than once every two or three years.
g.We vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.
14.Management Proposals on Executive Compensation
For non-binding advisory votes on executive officer compensation, when management and the external service provider agree, we vote for the proposal. When management and the external service provider disagree, the proposal becomes a refer item. In the case of a Refer item, the factors under consideration will include the following:
*company performance over the last 1, 3, and 5-year periods on a total shareholder return basis
*performance metrics for short- and long-term incentive programs
*CEO pay relative to company performance (is there a misalignment)
*tax gross-ups to senior executives
*change-in-control arrangements
*presence of a clawback provision, ownership guidelines, or stock holding requirements for senior executives
15.Stock Retention / Holding Period of Equity Awards
We vote on a case-by-case basis on shareholder proposals asking companies to adopt policies requiring senior executives to retain all or a significant (>50 percent) portion of their shares acquired through equity compensation plans, either:
*while employed and/or for one to two years following the termination of their employment; or
*for a substantial period following the lapse of all other vesting requirements for the award, with ratable release of a portion of the shares annually during the lock-up period
The following factors will be taken into consideration:
*Whether the company has any holding period, retention ratio, or named executive officer ownership requirements currently in place
*Actual stock ownership of the company’s named executive officers

*Policies aimed at mitigating risk taking by senior executives
*Pay practices at the company that we deem problematic
I.State/Country of Incorporation
1.Voting on State Takeover Statutes
a.We vote for proposals to opt out of state freeze-out provisions.
b.We vote for proposals to opt out of state disgorgement provisions.
2.Voting on Re-incorporation Proposals
We vote on a case-by-case basis on proposals to change a company's state or country of incorporation. Considerations include: reasons for re-incorporation (i.e. financial, restructuring, etc); advantages/benefits for change (i.e. lower taxes); compare the differences in state/country laws governing the corporation.
3.Control Share Acquisition Provisions
a.We vote against proposals to amend the charter to include control share acquisition provisions.
b.We vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.
c.We vote for proposals to restore voting rights to the control shares.
d.We vote for proposals to opt out of control share cashout statutes.
J.Mergers and Corporate Restructuring
1.Mergers and Acquisitions
a.We vote on a case-by-case basis on mergers and acquisitions. Considerations include: benefits/advantages of the combined companies (i.e. economies of scale, operating synergies, increase in market power/share, etc.); offer price (premium or discount); change in the capital structure; impact on shareholder rights.
2.Corporate Restructuring
a.We vote on a case-by-case basis on corporate restructuring proposals involving minority squeeze outs and leveraged buyouts. Considerations include: offer price, other alternatives/offers considered and review of fairness opinions.
3.Spin-offs
a.We vote on a case-by-case basis on spin-offs. Considerations include the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.
4.Asset Sales
a.We vote on a case-by-case basis on asset sales. Considerations include the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.
5.Liquidations
a.We vote on a case-by-case basis on liquidations after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.
6.Appraisal Rights
a.We vote for proposals to restore, or provide shareholders with, rights of appraisal.
7.Changing Corporate Name
a.We vote for proposals to change the “corporate name”, unless the proposed name change bears a negative connotation.

8.Conversion of Securities
a.We vote on a case-by-case basis on proposals regarding conversion of securities. Considerations include the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.
9.Stakeholder Provisions
a.We vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.
K.Social and Environmental Issues
When considering environmental and social (E&S) proposals, we have an obligation to vote proxies in the best interest of our clients, considering both shareholder value as well as societal impact.
1.Sustainability Reporting
a.We vote for proposals seeking greater disclosure on the company’s environmental, social & governance policies and practices;
b.We vote for proposals that would require companies whose annual revenues are at least $5 billion to prepare a sustainability report. All others will be decided on a case-by-case basis.
2.Diversity
a.We vote for proposals supporting nomination of most qualified candidates, inclusive of a diverse pool of women and people of color, to the Board of Directors and senior management levels;
b.We vote for proposals requesting comprehensive disclosure on board diversity;
c.We vote for proposals requesting comprehensive disclosure on employee diversity;
d.We vote for proposals requesting comprehensive reports on gender and racial pay disparity;
3.Climate Risk Disclosure
a.We vote for climate proposals that are not overly prescriptive seeking more disclosure on financial, physical or regulatory risks related to climate change and/or how the company measures and manages such risks;
b.We vote for climate proposals that are not overly prescriptive requesting a report/disclosure of goals on GHG emissions reduction targets from company operations and/or products;
4.Case-by-case E&S proposals (examples)
a.Animal welfare policies
b.Human rights and related company policies
c.Talent acquisition and retention policies; we generally support proposals that enable a company to recruit, support and retain talent in a globally competitive world
d.Operations in high-risk or sensitive areas
e.Product integrity and marketing
f.Proposals asking a company to conduct an independent racial equity and/or civil rights audit.
L.Miscellaneous
1.Charitable Contributions
We vote against proposals to eliminate, direct or otherwise restrict charitable contributions.
2.Political Contributions
We will vote in favour of non-binding proposals for reports on corporate lobbying and political contributions.

In general, we vote on a case-by-case basis on other shareholder proposals pertaining to political contributions. In determining our vote on political contribution proposals we consider, among other things, the following:
*does the company have a political contributions policy publicly available
*how extensive is the disclosure on these documents
*what oversight mechanisms the company has in place for approving/reviewing political contributions and expenditures
*does the company provide information on its trade association expenditures
*total amount of political expenditure by the company in recent history.
3.Operational Items
a.We vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.
b.We vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.
c.We vote for by-law or charter changes that are of a housekeeping nature (updates or corrections).
d.We vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.
e.We vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.
f.We vote against proposals to approve other business when it appears as voting item.
4.Routine Agenda Items
In some markets, shareholders are routinely asked to approve:
*the opening of the shareholder meeting
*that the meeting has been convened under local regulatory requirements
*the presence of a quorum
*the agenda for the shareholder meeting
*the election of the chair of the meeting
*regulatory filings
*the allowance of questions
*the publication of minutes
*the closing of the shareholder meeting.
We generally vote for these and similar routine management proposals.
5.Allocation of Income and Dividends
We generally vote for management proposals concerning allocation of income and the distribution of dividends, unless the amount of the distribution is consistently and unusually small or large.
6.Stock (Scrip) Dividend Alternatives
a.We vote for most stock (scrip) dividend proposals.
b.We vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
ClearBridge has determined that portfolio holdings that are registered investment companies, particularly closed end investment companies, raise special policy issues making specific voting guidelines frequently inapplicable. To the extent that ClearBridge has proxy voting authority with respect to shares of registered investment companies, ClearBridge shall vote such shares in the best interest of client accounts and subject to the general fiduciary principles set forth herein without regard to the specific voting guidelines set forth in Annexure A through L.
The voting policy guidelines set forth herein will be reviewed annually and may be changed by ClearBridge's Proxy Committee in its sole discretion.

CoreCommodity Management, LLC
Proxy Voting Policies and Procedures
October 2024

Issued July 2011
Revised May 2013
November 2014
October 2015
October 2016
October 2017
April 2018
October 2019
October 2020
October 2021
October 2022
October 2023

Supersedes all previous Compliance Policies regarding this subject matter

CoreCommodity Management, LLC (“CoreCommodity”) may be responsible for voting on shareholder proxies and may do so only in accordance with the following Proxy Voting Procedures, in the best interest of a client and as agreed to by the advisory client.
GENERAL GUIDELINES
CoreCommodity relies on Institutional Shareholder Services (“ISS”), a privately-held company, which is owned by ISS HoldCo. Inc. (”HoldCo”), to research, vote and record all proxy ballots for Accounts over which CoreCommodity has proxy voting authority. On February 25, 2021 Deutsche Borse acquired an approximate 80% stake in HoldCo with the remainder owned by a combination of limited partnerships controlled by Genstar Capital LLC, a private equity firm based in San Francisco, CA and ISS management. CoreCommodity utilizes the ISS Sustainability U.S. Proxy Voting Guidelines except where clients request that other proxy voting policies are used. In voting proxies, CoreCommodity is guided by general fiduciary principles. CoreCommodity 's goal is to act prudently, solely in the best interest of the beneficial owners of the accounts it manages. CoreCommodity does not necessarily have an obligation to vote every proxy; for example CoreCommodity may forego voting proxies if the Account no longer holds the position at the time of the vote, or the cost of voting (such as in the case of a vote regarding a foreign issuer that requires being physically present to vote) outweighs the anticipated benefit to the Account. Similarly, in jurisdictions which permit “share blocking” or require additional documentation to vote proxies (such as a power of attorney), or require additional disclosure of ownership, CoreCommodity may choose to refrain from voting. CoreCommodity only votes the proxies delivered to it from custodians and generally does not vote proxies for shares that are out on loan to third parties, and generally will not seek to recall such shares in order to vote them.
How CoreCommodity Votes
CoreCommodity votes proxies in accordance with the ISS recommendations, and has informed ISS to vote in accordance with these recommendations unless otherwise specified by CoreCommodity. A portfolio manager may request that shares under his management be voted differently from the ISS recommendations, if he believes that such a vote would be in the best interest of the client(s). Such vote requests will be subject to the conflict of interest review described below.

Conflicts Of Interest
In furtherance of CoreCommodity’s goal to vote proxies in the best interests of clients, CoreCommodity follows procedures designed to identify and address material conflicts that may arise between CoreCommodity’s interests and those of its clients before voting proxies on behalf of such clients. Only votes which are not in accordance with the ISS recommendations are subject to these conflicts of interest procedures.
Procedures for Identifying Conflicts of Interest
CoreCommodity relies on the following to seek to identify conflicts of interest:
•CoreCommodity Associated Persons are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CoreCommodity with respect to voting proxies on behalf of client accounts both as a result of a CoreCommodity Associated Person’s personal relationships and due to special circumstances that may arise during the conduct of CoreCommodity’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of CoreCommodity’s Compliance Officer.
•CoreCommodity is deemed to have a material conflict of interest in voting proxies relating to issuers that are clients of CoreCommodity and that have historically accounted for or are projected to account for a material percentage of CoreCommodity’s annual revenues.
•CoreCommodity shall not vote proxies relating to issuers on such list on behalf of client accounts until it has been determined that the conflict of interest is not material or a method for resolving such conflict of interest has been agreed upon and implemented, as described below.
Procedures for Assessing Conflicts of Interest and for Addressing Material Conflicts of Interest
All conflicts of interest identified pursuant to the procedures outlined above must be brought to the attention of the Compliance Officer for resolution. The Compliance Officer will work with appropriate CoreCommodity personnel to determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence CoreCommodity’s decision-making in voting the proxy. A conflict of interest shall be deemed material in the event that the issuer that is the subject of the proxy has a client relationship with CoreCommodity of the type described above. All other materiality determinations will be based on an assessment of the particular facts and circumstances. The Compliance Officer shall maintain a written record of all materiality determinations.
If it is determined that a conflict of interest is not material, CoreCommodity may vote proxies notwithstanding the existence of the conflict.
If it is determined that a conflict of interest is material, the Compliance Officer will work with appropriate CoreCommodity personnel to agree upon a method to resolve such conflict of interest before voting proxies affected by the conflict of interest. Such methods may include:
•disclosing the conflict to clients and obtaining their consent before voting;
•suggesting to clients that they engage another party to vote the proxy on their behalf; or
•such other method as is deemed appropriate under the circumstances given the nature of the conflict.
Form N-PX
CoreCommodity will file Form N-PX each August.

Record Keeping And Oversight
CoreCommodity shall maintain the following records relating to proxy voting:
•a copy of these policies and procedures;
•a copy of each proxy form (as voted);
•a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;
•documentation relating to the identification and resolution of conflicts of interest;
•any documents created by CoreCommodity that were material to a proxy voting decision or that memorialized the basis for that decision; and
•a copy of each written client request for information on how CoreCommodity voted proxies on behalf of the client, and a copy of any written response by CoreCommodity to any (written or oral) client request for information on how CoreCommodity voted proxies on behalf of the requesting client.
Such records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in CoreCommodity’s office.
In lieu of keeping copies of proxy statements, CoreCommodity may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.
MONITORING
These Proxy Voting Policies and Procedures will be reviewed on a periodic basis. As part of the review, CoreCommodity will (i) review the capacity and competency of ISS, including the ability of ISS to make recommendations based upon materially accurate information, and (ii) consider any changes at ISS that may create new conflicts of interest, in each case as deemed necessary by CoreCommodity to ensure that CoreCommodity, acting through ISS, continues to vote proxies in the best interests of clients. Part of such review may include the periodic sampling of proxy votes made by ISS on behalf of CoreCommodity, generally or with respect to particular types of proposals, as deemed necessary by CoreCommodity. CoreCommodity may arrange with ISS that ISS will update CoreCommodity of business changes that CoreCommodity considers relevant (i.e., with respect to ISS’ capacity and competency to provide proxy voting advice) and conflicts policies and procedures.

Crabel Capital Management, LLC
Proxy Voting Policy
Effective July 2025

Under Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended, it is a fraudulent, deceptive or manipulative course of business for an adviser to exercise voting authority with respect to client securities, unless the adviser (i) has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) has described its proxy voting policies and procedures to clients and offered to provide a copy of its proxy voting policies to clients upon request and (iii) has disclosed how clients may obtain information about how the adviser has voted proxies for the clients' accounts.
Crabel Capital Management, LLC (“Crabel” or the “Firm”) primarily trades commodity interests (e.g., futures, options on futures, swaps, foreign exchange spot and forwards, and NDFs) for its clients; trading of equity securities is a minimal part of the Firm’s trading strategies implemented for the Crabel Funds (but not currently traded for the Firm’s separately managed account clients). As the majority of instruments traded by the Firm do not give rise to proxy voting obligations and the Firm’s trading strategies are not influenced by equity shareholder matters (i.e., trading is systematic / algorithmic based on criteria unrelated to matters subject to proxy voting), Crabel has reasonably determined that there is minimal benefit to vote on proxy matters and therefore will not vote with respect to instruments held by the Crabel Funds or by the Firm’s separately managed account clients. The Firm will ensure that appropriate disclosures are provided to Crabel Fund investors in each Crabel Fund’s offering documents and to the Firm’s separately managed account clients in the applicable advisory agreement.

GOTHAM ASSET MANAGEMENT, LLC
Proxy Voting and Class Actions
As of 2025

A.Purpose
In order to comply with Rule 206(4)-6 of the Investment Advisers Act, Gotham has adopted written policies and procedures that are reasonably designed to ensure that Gotham’s voting determinations with respect to Client securities are made in the best interest of the Client (considering its investment strategy) and do not place Gotham’s own interests ahead of the interests of its Client. The Investment Advisers Act also requires disclosure to Clients with respect to obtaining information on how their securities were voted and Gotham's guidelines for voting Client securities.
B.Proxy Policies and Procedures
Gotham employs a value-based investment program for its Clients that is generally passive and agnostic on corporate control and other management issues that are presented to shareholders for approval ("proxies"). Nevertheless, at present, Gotham generally votes proxies for its Clients in accordance with the procedures below. These procedures may be modified with respect to certain Clients, provided that such Client agrees to such arrangement. For example, certain SMA Clients vote their own proxies pursuant to their investment management agreement and investors in GTA Custom Series may direct how their contributed securities' proxies are voted. Gotham votes Client securities using Proxy Exchange, an electronic voting platform provided by ISS. Proxy Exchange retains a record of proxy votes for each Client.
When Gotham votes proxies, it seeks to do so in the best interests of its Clients considering their investment strategy and must not place its own interests ahead of the interests of its Clients. Accordingly, Gotham generally votes Client securities in conformity with the recommendations of Institutional Shareholder Services Inc. ("ISS"). ISS is a neutral third party that issues recommendations based on its own internal guidelines and research. ISS retains a record of all of its recommendations. Gotham believes that the retention of ISS to provide advice with respect to proxy voting is an efficient and effective means to assist Gotham in complying with its fiduciary duties to its Clients, and also provides a means to avoid any impact on voting decisions that might arise from any conflicts of interests between Gotham and its Clients.
When it votes proxies, Gotham may, however, vote Client securities in a manner that is inconsistent with ISS' recommendations when Gotham believes it is in the best interest of its Clients and such a vote does not create an impermissible conflict of interest between Gotham and its Clients. In such a case, Gotham will keep a record of why ISS' recommendation was not in the Client's best interest and information supporting Gotham's decision.
Gotham also may determine not to vote a particular proxy if it determines that abstaining or not voting is in the best interests of its Client. In making such a determination, Gotham will consider various factors including, but not limited to, whether:
(i)the resolution of the proxy is not relevant to the Client's investment;
(ii)Gotham believes the cost of voting the proxy outweighs the potential benefit to the Client derived from voting;
(iii)a proxy is received with respect to securities that are no longer held in a Client account;
(iv)the terms of a securities lending agreement prevent Gotham from voting a loaned security;
(v)Gotham (or Proxy Exchange) receives proxy materials without sufficient time to reach an informed voting decision and vote the proxies;
(vi)ISS does not have a recommendation; or
(vii)the terms of the security or any related agreement or applicable law preclude Gotham from voting.

The Firm will generally vote in the same manner for all Clients holding a particular security, subject to the investment objectives and best interests of each Client.
In order to verify that proxy votes are cast in accordance with Clients' best interests and our proxy voting procedures, Legal & Compliance will periodically (but no less often than annually) sample proxy votes to review whether they complied with the Firm's proxy voting policy and procedures.
The Firm will also periodically review ISS' capacity and competency to adequately analyze proxy issues. In this regard, Gotham may consider relevant factors, including whether ISS, among other things:
•Has sufficient resources, such as ISS’ staffing, personnel and/or technology;
•Has an effective process for seeking input from issuers;
•Has adequate disclosures as to it methodologies;
•Has adequate policies and procedures to address conflicts of interest; and
•Has adequate processes to identify potential factual errors, incompleteness or methodological weakness.
Finally, the Firm will review the adequacy of Gotham’s policies and procedures to ensure they have been formulated reasonably and implemented effectively, including whether they continue to be reasonably designed to ensure that Gotham casts votes on behalf of its Clients in the best interest of such Clients.
C.Conflicts of Interest
Supervised Persons must inform Legal & Compliance if they become aware of any material conflict of interest between the Firm and a Client or between Clients with respect to a proxy vote. Conflicts may also exist due to positions held by Supervised Persons in their personal trading accounts. Since the Firm generally votes in accordance with ISS' recommendations, Gotham believes that generally no conflicts of interest will impact Gotham's vote. When voting Client securities in a manner that is inconsistent with ISS' recommendations, Gotham will review any conflicts of interest that are identified.
Legal & Compliance will attempt to resolve the conflict of interest before the Firm votes. In the event that the material conflict of interest cannot be reasonably resolved prior to voting, the Firm will take steps designed to ensure that a decision to vote the proxy was based on the Firm's determination of the Client's best interest and was not the product of the conflict. The Firm will disclose and obtain consent of the Client to the extent required under applicable law.
D.Reporting and Disclosure Procedures
Gotham generally does not disclose proxy votes on behalf of a Client to any other Client. To the extent that Gotham serves as a sub-adviser to another adviser, Gotham may provide proxy voting records to such adviser, if requested. Proxy votes on behalf of Mutual Funds and the ETF are disclosed annually on their respective Form N-PX.
The Firm will include in its Brochure a summary of this proxy voting policy. Each Client may request a copy of this proxy voting policy, ISS' proxy voting guidelines, and records of how such Client's securities were voted by making a written request to:
Gotham Asset Management, LLC
825 Third Avenue, Suite 1750
New York, NY 10022
Attention: Legal & Compliance
E.Recordkeeping
The Firm maintains records of: (a) this proxy voting policy; (b) all proxy statements and materials the Firm receives on behalf of Clients unless such materials are readily available from the SEC via EDGAR; (c) all proxy votes that are made on behalf of the Clients; (d) all written requests from Clients regarding voting history; and (e) all responses (written and oral) to Clients' requests. Such records are available to the impacted Client upon request. To fulfill some of these recordkeeping requirements, the Firm may rely on information stored on Proxy Exchange (or the predecessor system used by the Firm), Firm e-mail or other third party service providers.

F.    Class Action Settlement Procedures; Opt-Outs
The Firm has retained a third-party service provider to monitor and file claims in class action settlements on behalf of certain Clients, including the Private Funds, the Mutual Funds and certain SMAs. The GC/CCO and Chief Financial Officer oversee this process. Any compensation received from such settlements shall be distributed pro rata to the Clients based on the percentage of the relevant holding owned by each Client.
In certain cases, the Firm may elect to "opt-out" of securities class action cases and pursue litigation against an issuer directly. This will generally be done in situations where a Client or the Firm feels the potential benefit to a Client or the Firm outweighs the costs and burdens of litigation.

GRAHAM CAPITAL LLP
Proxy Voting Policy
December 2024

PROXY VOTING AND CLASS ACTIONS
A.General
Graham has adopted policies and procedures (the “Proxy Voting Policies and Procedures”) which have been designed to ensure that Graham complies with the requirements of Rule 206(4)-6 and Rule 204-2(c)(2) under the Advisers Act, and reflect Graham’s commitment to vote all Client securities for which it exercises voting authority in a manner consistent with the best interest of the Client. Employees who have the authority to vote Client securities must familiarize themselves with and strictly adhere to Graham’s Proxy Voting Policies and Procedures.
Although the Advisers Act does not obligate advisers to adopt policies and procedures in respect of participating in class actions, in its capacity as a fiduciary to its Clients Graham has nonetheless adopted such policies and procedures.
B.Proxy Voting Policies and Procedures
Graham has selected and retained ISS Governance Services to assist in the proxy voting process. The CCO manages Graham’s relationship with ISS. The CCO ensures that ISS votes all proxies according to Graham’s general guidance, and retains all required documentation associated with proxy voting.
Graham has approved a list of proxy voting guidelines that ISS generally follows when recommending how to vote on particular proxies. The following guidelines reflect ISS’ general approach on certain key proxy proposals; however, these guidelines represent only a small number of proposals and the guidelines are much broader in scope and more detailed.
•Auditor Ratification. ISS generally recommends to vote FOR proposals to ratify auditors except where (i) the auditor has a financial interest or association with the company, (ii) there is reason to believe the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position, (iii) poor accounting practices have been identified that rise to a serious level of concern or (iv) fees for non-audit services are excessive;
•Board of Directors. ISS generally recommends to vote FOR director nominees except where (i) the board lacks accountability coupled with sustained poor performance relative to peers, (ii) the board demonstrates a lack of responsiveness (e.g., in responding to shareholder proposals, takeover offers, issues that resulted in one or more directors receiving more than 50% withhold/against votes, etc.), (iii) there are defects in the composition of the board (e.g., unacceptable attendance at board and committee meetings, directors serve on excessive number of boards of other companies, etc.), and (iv) the board lacks sufficient controls or features to ensure its independence;
•Capital Structure Changes. ISS generally recommends to vote (i) FOR proposals to increase the number of shares where the primary purpose is to issue shares in connection with a transaction on the same ballot, (ii) AGAINST proposals to increase the number of shares of a class with superior voting rights, (iii) AGAINST proposals to increase the number of shares if a vote for a reverse stock split is on the same ballot, and (iv) AGAINST proposals to create a new class of common stock, except under certain conditions;
•Executive Compensation. ISS Generally recommends to vote (i) AGAINST advisory votes on executive compensation if there is a significant misalignment between CEO pay and company performance, the company maintains problematic pay practices or the board exhibits a significant level of poor communications and responsiveness to shareholders, (ii) AGAINST/WITHHOLD from the members of the compensation committee or full board as applicable where there is no management-say-on pay item on the ballot, and in other instances, and (iii) AGAINST an equity plan if there is a performance misalignment and the CEO’s pay is skewed towards non-performance based equity awards.

Portfolio Managers that wish to deviate from ISS’s proxy recommendations must provide the CCO with a written explanation of the reason for the deviation, as well as a representation that the employee and Graham are not conflicted in making the chosen voting decision.
Because Graham generally will vote proxies based upon the recommendations of ISS, there is little to no risk of a conflict of interest arising. However, in instances that might involve a conflict of interest between Graham and its Clients, such as where a portfolio manager wishes to deviate from ISS’s recommendation or such other instances as Graham may determine, the CCO, in conjunction with the compliance committee as appropriate, will review the relevant facts and determine whether or not a material conflict of interest may arise due to business, personal or family relationships of Graham, its owners, its employees or its affiliates, with persons having an interest in the outcome of the vote. If a material conflict exists, Graham will take steps to ensure that its voting decision is based on the best interests of the Client and is not a product of the conflict. Graham shall keep appropriate records demonstrating how such conflicts were resolved.
ISS will retain, on Graham’s behalf, the following information in connection with each proxy vote:
•The Issuer’s name;
•The security ticker symbol or CUSIP, as applicable;
•The shareholder meeting date;
•The number of shares that Graham voted;
•A brief identification of the matter voted on;
•Whether the matter was proposed by the Issuer or a security holder;
•Whether Graham cast a vote;
•How Graham cast its vote (for the proposal, against the proposal, or abstain); and
•Whether Graham cast its vote with or against management.
With respect to each registered investment company for which Graham provides discretionary sub-advisory services, Graham will provide each fund with a copy of Graham’s proxy voting policy. In addition, when requested, Graham will provide such funds with information concerning Graham’s proxy voting policy and voting results as required to enable such funds to file periodic proxy voting reports.
C.Class Actions
As a fiduciary, Graham always seeks to act in the best interest of its Clients, with good faith, loyalty, and due care. Accordingly, with respect to class actions involving any Graham Funds, Graham will determine whether the fund will (a) participate in a recovery achieved through a class action, (b) opt out of the class action and separately pursue its own remedy, or (c) opt out of the class action and not pursue its own remedy. Graham’s legal department oversees the completion of Proof of Claim forms and any associated documentation the submission of such documents to the claim administrator, and the receipt of any recovered monies. Graham will maintain documentation associated with participation in class actions by any Graham Funds. Consistent with its procedures for selecting and monitoring service providers and its fiduciary obligation to Clients, Graham may utilize third-party service providers to facilitate the processing and administration of class action claims.
Graham, for itself or on behalf of its funds, generally does not serve as the lead plaintiff in class actions because the costs of such participation typically exceed any extra benefits that accrue to lead plaintiffs.
D.Disclosures to Investors
Graham includes a description of its policies and procedures regarding proxy voting and class actions in Part 2 of the Form ADV, along with a statement that investors can contact Graham to obtain a copy of these policies and procedures and information about how Graham voted proxies.
Any request for information about proxy voting or class actions should be promptly forwarded to the CCO, who will respond to any such requests.
As a matter of policy, Graham does not disclose how it expects to vote on upcoming proxies. Additionally, Graham does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

LOOMIS, SAYLES & COMPANY
Proxy Voting Policy and Procedures
March 24, 2022

1.GENERAL
A.Introduction.
Loomis, Sayles & Company, L.P. (“Loomis Sayles”) will vote proxies of the securities held in its clients’ portfolios on behalf of each client that has delegated proxy voting authority to Loomis Sayles as investment adviser. Loomis Sayles has adopted and implemented these policies and procedures (“Proxy Voting Procedures”) to ensure that, where it has voting authority, proxy matters are handled in the best interests of clients, in accordance with Loomis Sayles’ fiduciary duty, and all applicable law and regulations. The Proxy Voting Procedures, as implemented by the Loomis Sayles Proxy Committee (as described below), are intended to support good corporate governance, including those corporate practices that address environmental and social issues (“ESG Matters”), in all cases with the objective of protecting shareholder interests and maximizing shareholder value.
Loomis Sayles uses the services of third parties (each a “Proxy Voting Service” and collectively the “Proxy Voting Services”), to provide research, analysis and voting recommendations and to administer the process of voting proxies for those clients for which Loomis Sayles has voting authority. Any reference in these Proxy Voting Procedures to a “Proxy Voting Service” is a reference either to the Proxy Voting Service that provides research, analysis and voting recommendations to Loomis Sayles or to the Proxy Voting Service that administers the process of voting proxies for Loomis Sayles or to both, as the context may require. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Service that provides research, analysis and voting recommendations to Loomis Sayles unless the Proxy Committee determines that the client’s best interests are served by voting otherwise.
B.General Guidelines.
The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.
1.Client’s Best Interests. The Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interests of clients. When considering the best interests of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. To protect its clients’ best interests, Loomis Sayles has integrated the consideration of ESG Matters into its investment process. The Proxy Voting Procedures are intended to reflect the impact of these factors in cases where they are material to the growth and sustainability of an issuer. Loomis Sayles has established its Proxy Voting Procedures to assist it in making its proxy voting decisions with a view toward enhancing the value of its clients’ interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or future market value of the issuer’s securities during the expected holding period. Loomis Sayles also believes that protecting the best interests of clients requires the consideration of potential material impacts of proxy proposals associated with ESG Matters.
For the avoidance of doubt, and notwithstanding any other provisions of these Proxy Voting Procedures, in all instances in which Loomis Sayles votes proxies on behalf of clients that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), Loomis Sayles (a) will act solely in accordance with the economic interest of the plan and its participants and beneficiaries, and (b) will not subordinate the interests of the participants and beneficiaries in their retirement income or financial benefits under the plan to any other objective, or promote benefits or goals unrelated to those financial interests of the plan’s participants and beneficiaries.
2.Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (a) retain the authority to vote proxies on securities in its account; (b) delegate voting authority to another party; or (c) instruct Loomis Sayles to vote proxies according to a policy that differs from the Proxy Voting Procedures. Loomis Sayles will honor any of these instructions if the instruction is agreed to in writing by Loomis Sayles in its investment management agreement with the client. If Loomis Sayles incurs additional costs or expenses in following any such instruction, it may request payment for such additional costs or expenses from the client.

3.Stated Policies. In the interest of consistency in voting proxies on behalf of its clients where appropriate, Loomis Sayles has adopted policies that identify issues where Loomis Sayles will (a) generally vote in favor of a proposal; (b) generally vote against a proposal; (c) generally vote as recommended by the Proxy Voting Service; and (d) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote. In certain cases where the recommendation of the Proxy Voting Service and the recommendation of the issuer’s management are the same, the vote will generally be cast as recommended and will not be reviewed on a case-by-case basis by the Proxy Committee. In cases where the portfolio manager of an account that holds voting securities of an issuer or the analyst covering the issuer or its securities recommends a vote, the proposal(s) will be voted according to these recommendations after a review for any potential conflicts of interest is conducted and will not be reviewed on a case-by-case basis by the Proxy Committee. There may be situations where Loomis Sayles casts split votes despite the stated policies. For example, Loomis Sayles may cast a split vote when different clients may be invested in strategies with different investment objectives, or when different clients may have different economic interests in the outcome of a particular proposal. Loomis Sayles also may cast a split vote on a particular proposal when its investment teams have differing views regarding the impact of the proposal on their clients’ investment interests.
4.Abstentions and Other Exceptions. Loomis Sayles’ general policy is to vote rather than abstain from voting on issues presented, unless the Proxy Committee determines, pursuant to its best judgment, that the client’s best interests require abstention. However, in the following circumstances Loomis Sayles may not vote a client’s proxy:
•The Proxy Committee has concluded that voting would have no meaningful, identifiable economic benefit to the client as a shareholder, such as when the security is no longer held in the client’s portfolio or when the value of the portfolio holding is insignificant.
•The Proxy Committee has concluded that the costs of or disadvantages resulting from voting outweigh the economic benefits of voting. For example, in some non-US jurisdictions, the sale of securities voted may be legally or practically prohibited or subject to some restrictions for some period of time, usually between the record and meeting dates (“share blocking”). Loomis Sayles believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting. Information about share blocking is often incomplete or contradictory. Loomis Sayles relies on the client’s custodian and on its Proxy Voting Service to identify share blocking jurisdictions. To the extent such information is wrong, Loomis Sayles could fail to vote shares that could have been voted without loss of investment flexibility, or could vote shares and then be prevented from engaging in a potentially beneficial portfolio transaction.
•Administrative requirements for voting proxies in certain foreign jurisdictions (which may be imposed a single time or may be periodic), such as providing a power of attorney to the client’s local sub-custodian, cannot be fulfilled due to timing of the requirement, or the costs required to fulfill the administrative requirements appear to outweigh the benefits to the client of voting the proxy.
•The client, as of the record date, has loaned the securities to which the proxy relates and Loomis Sayles has concluded that it is not in the best interest of the client to recall the loan or is unable to recall the loan in order to vote the securities1.
•The client so directs Loomis Sayles.
The Proxy Committee will generally vote against, rather than abstain from voting on, ballot issues where the issuer does not provide sufficient information to make an informed decision. In addition, there may be instances where Loomis Sayles is not able to vote proxies on a client's behalf, such as when ballot delivery instructions have not been processed by a client's custodian, when the Proxy Voting Service has not received a ballot for a client's account (e.g., in cases where the client’s shares have been loaned to a third party), when proxy materials are not available in English, and under other circumstances beyond Loomis Sayles’ control.
5.Oversight. All issues presented for shareholder vote are subject to the oversight of the Proxy Committee, either directly or by application of this policy. All non-routine issues will generally be considered directly by the
1 Loomis Sayles does not engage in securities lending. However, some clients do opt to lend securities, availing themselves of their custodians’ services.

Proxy Committee and, when necessary, the investment professionals responsible for an account holding the security, and will be voted in the best investment interests of the client. All routine “for” and “against” issues will be voted according to this policy unless special factors require that they be considered by the Proxy Committee and, when necessary, the investment professionals responsible for an account holding the security.
6.Availability of Procedures. Loomis Sayles publishes these Proxy Voting Procedures, as updated from time to time, on its public website, www.loomissayles.com, and includes a description of its Proxy Voting Procedures in Part 2A of its Form ADV. Upon request, Loomis Sayles also provides clients with a copy of its Proxy Voting Procedures.
7.Disclosure of Vote. Loomis Sayles makes certain disclosures regarding its voting of proxies in the aggregate (not specific as to clients) on its website, www.loomissayles.com. For mutual funds that it manages, Loomis Sayles is required by law to make certain disclosures regarding its voting of proxies annually. This information is also available on the Loomis Sayles website. Additionally, Loomis Sayles will, upon request by a client, provide information about how each proxy was voted with respect to the securities in that client’s account. Loomis Sayles’ policy is not to disclose a client’s proxy voting records to third parties except as required by applicable law and regulations.
C.Proxy Committee.
1.Proxy Committee. Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of senior representatives from firm investment teams and members of the Legal and Compliance Department, and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, he or she may designate another individual to act on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member’s successor in position at Loomis Sayles or a person of equivalent experience. Each portfolio manager of an account that holds voting securities of an issuer or the analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with voting proxies of that issuer. Voting determinations made by the Proxy Committee generally will be memorialized electronically (e.g., by email).
2.Duties. The Proxy Committee’s specific responsibilities include the following:
a.developing, authorizing, implementing and updating the Proxy Voting Procedures, including:
(i)annually reviewing the Proxy Voting Procedures to ensure consistency with internal policies and regulatory agency policies, including determining the continuing adequacy of the Proxy Voting Procedures to confirm that they have been formulated reasonably and implemented effectively, including whether they continue to be reasonably designed to ensure that proxy votes are cast in clients’ best interest,
(ii)annually reviewing existing voting guidelines and developing of additional voting guidelines to assist in the review of proxy proposals, and
(iii)annually reviewing the proxy voting process and addressing any general issues that relate to proxy voting;
b.overseeing the proxy voting process, including:
(i)overseeing the vote on proposals according to the predetermined policies in the voting guidelines,
(ii)directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration,
(iii)consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate, and
(iv)periodically sampling or engaging an outside party to sample proxy votes to ensure they comply with the Proxy Voting Procedures and are cast in accordance with the clients’ best interests;
c.engaging and overseeing third-party vendors that materially assist Loomis Sayles with respect to proxy voting, such as the Proxy Voting Services, including:

(i)determining and periodically reassessing whether, as relevant, the Proxy Voting Service has the capacity and competency to adequately analyze proxy issues by considering:
(a)the adequacy and quality of the Proxy Voting Service’s staffing, personnel and technology,
(b)whether the Proxy Voting Service has adequately disclosed its methodologies in formulating voting recommendations, such that Loomis Sayles can understand the factors underlying the Proxy Voting Service’s voting recommendations,
(c)the robustness of the Proxy Voting Service’s policies and procedures regarding its ability to ensure that its recommendations are based on current, materially complete and accurate information, and
(d)the Proxy Voting Service’s policies and procedures regarding how it identifies and addresses conflicts of interest, including whether the Proxy Voting Service’s policies and procedures provide for adequate disclosure of its actual and potential conflicts of interest with respect to the services it provides to Loomis Sayles.
(ii)providing ongoing oversight of the Proxy Voting Services to ensure that proxies continue to be voted in the best interests of clients and in accordance with these Proxy Voting Procedures and the determinations and directions of the Proxy Committee,
(iii)receiving and reviewing updates from the Proxy Voting Services regarding relevant business changes or changes to the Proxy Voting Services’ conflict policies and procedures, and
(iv)in the event that the Proxy Committee becomes aware that a recommendation of the Proxy Voting Service was based on a material factual error (including materially inaccurate or incomplete information): investigating the error, considering the nature of the error and the related recommendation, and determining whether the Proxy Voting Service has taken reasonable steps to reduce the likelihood of similar errors in the future; and
d.    further developing and/or modifying these Proxy Voting Procedures as otherwise appropriate or necessary.
3.Standards.
a.When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client’s best interests as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.
b.When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.
c.If Loomis Sayles becomes aware of additional information relevant to the voting of a shareholder meeting after a vote has been entered but before the applicable voting deadline has passed, it will consider whether or not such information impacts the vote determination entered, and if necessary, use reasonable efforts to change the vote instruction.
D.Conflicts of Interest.
Loomis Sayles has established policies and procedures to ensure that proxy votes are voted in its clients’ best interests and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in these Proxy Voting Procedures. Second, where these Proxy Voting Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Service in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Service’s recommendation is not in the best interests of the firm’s clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Service’s recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have, and (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event, prior to directing any vote, the Proxy

Committee will make reasonable efforts to obtain and consider information, opinions and recommendations from or about the opposing position.
E.Recordkeeping.
Loomis Sayles or the Proxy Voting Service will maintain records of proxies voted pursuant to Rule 204-2 under the Advisers Act. The records include: (1) a copy of its Proxy Voting Procedures; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles’ written response to any (written or oral) client request for such records.
Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.
2.PROXY VOTING
A.Introduction
Loomis Sayles has established certain specific guidelines intended to achieve the objective of the Proxy Voting Procedures: to support good corporate governance, including ESG Matters, in all cases with the objective of protecting shareholder interests and maximizing shareholder value.
B.Board of Directors
Loomis Sayles believes that an issuer’s independent, qualified board of directors is the foundation of good corporate governance. Loomis Sayles supports proxy proposals that reflect the prudent exercise of the board’s obligation to provide leadership and guidance to management in fulfilling its obligations to its shareholders. As an example, it may be prudent not to disqualify a director from serving on a board if they participated in affiliated transactions if all measures of independence and good corporate governance were met.
Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.
Chairman and CEO are Separate Positions: Vote for proposals that require the positions of chairman and CEO to be held by different persons.
Director and Officer Indemnification and Liability Protection:
A.Vote against proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond legal expenses to acts such as gross negligence that are more serious violations of fiduciary obligations than mere carelessness.
B.Vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if (i) the director or officer was found to have acted in good faith and in a manner that the director or officer reasonably believed was in the best interests of the company, and (ii) if the director's or officer’s legal expenses only would be covered.
Director Nominees in Contested Elections: Votes in a contested election of directors or a “vote no” campaign must be evaluated on a case-by-case basis, considering the following factors: (1) long-term financial performance of the issuer relative to its industry; management's track record; (2) background to the proxy contest; qualifications of director nominees (both slates); (3) evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and (4) stock ownership positions.
Director Nominees in Uncontested Elections:
A.Vote for proposals involving routine matters such as election of directors, provided that at least two-thirds of the directors would be independent, as determined by the Proxy Voting Service, and affiliated or inside nominees do not serve on any key board committee, defined as the Audit, Compensation, Nominating and/or Governance Committees.
B.Vote against nominees that are CFOs of the subject company. Generally, vote against nominees that the Proxy Voting Service has identified as not acting in the best interests of shareholders (e.g., due to over-

boarding, risk management failures, a lack of diversity, etc.). Vote against nominees that have attended less than 75% of board and committee meetings, unless a reasonable cause (e.g., health or family emergency) for the absence is noted and accepted by the Proxy Voting Service and the board. Vote against affiliated or inside nominees who serve on a key board committee (as defined above). Vote against affiliated and inside nominees if less than two-thirds of the board would be independent. Vote against Governance or Nominating Committee members if both the following are true: a) there is no independent lead or presiding director; and b) the position of CEO and chairman are not held by separate individuals. Generally, vote against Audit Committee members if auditor ratification is not proposed, except in cases involving: (i) investment company board members, who are not required to submit auditor ratification for shareholder approval pursuant to Investment Company Act of 1940 rules; or (ii) any other issuer that is not required by law or regulation to submit a proposal ratifying the auditor selection. Vote against Compensation Committee members when Loomis Sayles or the Proxy Voting Service recommends a vote against the issuer's "say on pay" advisory vote.
C.Generally, vote against all members of a board committee and not just the chairman or a representative thereof in situations where the Proxy Voting Service finds that the board committee has not acted in the best interests of shareholders.
D.Vote as recommended by the Proxy Voting Service when directors are being elected as a slate and not individually.
E.When electing directors for any foreign-domiciled issuer to which the Proxy Voting Service believes it is reasonable to apply U.S. governance standards, we generally will vote in accordance with our policies set forth in (A) through (D) above. When electing directors for any other foreign-domiciled issuers, a recommendation of the Proxy Voting Service will generally be followed in lieu of the above stipulations.
Independent Audit, Compensation and Nominating and/or Governance Committees: Vote for proposals requesting that the board Audit, Compensation and/or Nominating and/or Governance Committees include independent directors exclusively.
Independent Board Chairman:
A.Vote for shareholder proposals that generally request the board to adopt a policy requiring its chairman to be "independent" (based on some reasonable definition of that term) with respect to any issuer whose enterprise value is, according to the Proxy Voting Service, greater than or equal to $10 billion.
B.Vote such proposals on a case-by-case basis when, according to the Proxy Voting Service, the issuer's enterprise value is less than $10 billion.
Multiple Directorships: Generally vote against a director nominee who serves as an executive officer of any public company while serving on more than two total public company boards and any other director nominee who serves on more than five total public company boards, unless a convincing argument to vote for that nominee is made by the Proxy Voting Service, in which case, the recommendation of the Proxy Voting Service will generally be followed.
Staggered Director Elections: Vote against proposals to classify or stagger the board.
Stock Ownership Requirements: Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.
Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.
C.Ratification of Auditor
Loomis Sayles generally supports proposals for the selection or ratification of independent auditors, subject to consideration of various factors such as independence and reasonableness of fees.
A.Generally vote for proposals to ratify auditors.
B.Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

C.In general, if non-audit fees amount to 35% or more of total fees paid to a company's auditor we will vote against ratification and against the members of the Audit Committee unless the Proxy Voting Service states that the fees were disclosed and determined to be reasonable. In such instances, the recommendation of the Proxy Voting service will generally be followed.
D.Vote against ratification of auditors and vote against members of the Audit Committee where it is known that an auditor has negotiated an alternative dispute resolution procedure.
E.Vote against ratification of auditors if the Proxy Voting Service indicates that a vote for the ratification of auditors it is not in the best long term interest of shareholders.
D.    Remuneration and Benefits
Loomis Sayles believes that an issuer’s compensation and benefit plans must be designed to ensure the alignment of executives’ and employees’ interests with those of its shareholders.
401(k) Employee Benefit Plans: Vote for proposals to implement a 401(k) savings plan for employees.
Compensation Plans: Proposals with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.
Compensation in the Event of a Change in Control: Votes on proposals regarding executive compensation in the event of a change in control of the issuer will be considered on a case-by-case basis.
Director Related Compensation: Vote proposals relating to director compensation, that are required by and comply with applicable laws (domestic or foreign) or listing requirements governing the issuer, as recommended by the Proxy Voting Service.
Employee Stock Ownership Plans (“ESOPs”): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares), in which case the recommendation of the Proxy Voting Service will generally be followed.
Golden Coffins: Review on a case-by-case basis all proposals relating to the obligation of an issuer to provide remuneration or awards to survivors of executives payable upon such executive's death.
Golden and Tin Parachutes:
A.Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.
B.Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.
OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:
A.Vote for proposals to amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.
B.Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.
C.Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.
D.Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.
Shareholder Proposals to Limit Executive and Director Pay Including Executive Compensation Advisory Resolutions (“Say on Pay”):
A.Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.
B.Review on a case-by-case basis (1) all shareholder proposals that seek to limit executive and director pay and (2) all advisory resolutions on executive pay other than shareholder resolutions to permit such advisory resolutions.
C.Vote against proposals to link all executive or director variable compensation to performance goals.

D.Vote for an annual review of executive compensation.
E.Non-binding advisory votes on executive compensation will be voted as recommended by the Proxy Voting Service.
F.For foreign domiciled issuers where a non-binding advisory vote on executive compensation is proposed concurrently with a binding vote on executive compensation, and the recommendation of the Proxy Voting Service is the same for each proposal, a vote will be entered as recommended by the Proxy Voting Service.
Share Retention by Executives: Generally vote against shareholder proposals requiring executives to retain shares of the issuer for fixed periods unless the board and the Proxy Voting Service recommend voting in favor of the proposal.
Stock Option Plans: A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:
A.Vote against stock option plans which expressly permit repricing of underwater options.
B.Vote against proposals to make all stock options performance based.
C.Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.
D.Vote for proposals that request expensing of stock options.
E.Capital Structure Management Issues
Adjustments to Par Value of Common Stock: Vote for management proposals to reduce the par value of common stock.
Authority to Issue Shares: Vote for proposals by boards to authorize the issuance of shares (with or without preemptive rights) to the extent the size of the proposed issuance in proportion to the issuer’s issued ordinary share capital is consistent with industry standards and the recommendations of the issuer’s board and the Proxy Voting Service are in agreement. Proposals that do not meet the above criteria will be reviewed on a case-by-case basis.
Blank Check Preferred Authorization:
A.Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.
B.Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.
C.Review proposals to increase the number of authorized blank check preferred shares on a case-by-case basis.
Common Stock Authorization: Vote against proposed common stock authorizations that increase the existing authorization by more than 100% unless a clear need for the excess shares is presented by the company. A recommendation of the Proxy Voting Service will generally be followed.
Greenshoe Options (French issuers only): Vote for proposals by boards of French issuers in favor of greenshoe options that grant the issuer the flexibility to increase an over-subscribed securities issuance by up to 15% so long as such increase takes place on the same terms and within thirty days of the initial issuance, provided that the recommendation of the issuer’s board and the Proxy Voting Service are in agreement. Proposals that do not meet the above criteria will be reviewed on a case-by-case basis.
Reverse Stock Splits: Vote for management proposals to reduce the number of outstanding shares available through a reverse stock split.
Share Cancellation Programs: Vote for management proposals to reduce share capital by means of cancelling outstanding shares held in the issuer's treasury.

Share Repurchase Programs: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
Stock Distributions, Splits and Dividends: Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.
F.    Mergers, Asset Sales and Other Special Transactions
Proposals for transactions that have the potential to affect the ownership interests and/or voting rights of the issuer’s shareholders, such as mergers, asset sales and corporate or debt restructuring, will be considered on a case-by-case basis, based on (1) whether the best economic result is being created for shareholders, (2) what changes in corporate governance will occur, (3) what impact they will have on shareholder rights, (4) whether the proposed transaction has strategic merit for the issuer, and (5) other factors as noted in each section below, if any.
Asset Sales: Votes on asset sales will be determined on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of inefficiencies.
Conversion of Debt Instruments: Votes on the conversion of debt instruments will be considered on a case-by-case basis after the recommendation of the relevant Loomis Sayles equity or fixed income analyst is obtained.
Corporate Restructuring: Votes on corporate restructuring proposals, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations, and asset sales will be considered on a case-by-case basis.
Debt Restructurings: Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues:
A.Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
B.Change in Control - Will the transaction result in a change in control of the company?
C.Bankruptcy – Loomis Sayles’ Corporate Actions Department is responsible for consents related to bankruptcies and debt holder consents related to restructurings.
D.Potential Conflicts of Interest – For example, clients may own securities at different levels of the capital structure; in such cases, Loomis Sayles will exercise voting or consent rights for each such client based on that client’s best interests, which may differ from the interests of other clients.
Delisting a Security: Proposals to delist a security from an exchange will be evaluated on a case-by-case basis.
Fair Price Provisions:
A.Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.
B.Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.
Greenmail:
A.Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
B.Review anti-greenmail proposals on a case-by-case basis when they are bundled with other charter or bylaw amendments.
C.Vote for proposals to eliminate an anti-greenmail bylaw if the recommendations of management and the Proxy Voting Service are in agreement. If they are not in agreement, review and vote such proposals on a case-by-case basis.
Liquidations: Proposals on liquidations will be voted on a case-by-case basis after reviewing relevant factors including but not necessarily limited to management's efforts to pursue other alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

Mergers and Acquisitions: Votes on mergers and acquisitions should be considered on a case-by-case basis, generally taking into account relevant factors including but not necessarily limited to: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; golden parachutes; financial benefits to current management; and changes in corporate governance and their impact on shareholder rights.
Poison Pills:
A.Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
B.Review on a case-by-case basis shareholder proposals to redeem a company's poison pill.
C.Review on a case-by-case basis management proposals to ratify a poison pill.
Reincorporation Provisions: Proposals to change a company's domicile will be evaluated on a case-by-case basis.
Right to Adjourn: Vote for the right to adjourn in conjunction with a vote for a merger or acquisition or other proposal, and vote against the right to adjourn in conjunction with a vote against a merger or acquisition or other proposal.
Spin-offs: Votes on spin-offs will be considered on a case-by-case basis depending on relevant factors including but not necessarily limited to the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.
Tender Offer Defenses: Proposals concerning tender offer defenses will be evaluated on a case-by-case basis.
G.    Shareholder Rights
Loomis Sayles believes that issuers have a fundamental obligation to protect the rights of their shareholders. Pursuant to its fiduciary duty to vote shares in the best interests of its clients, Loomis Sayles considers proposals relating to shareholder rights based on whether and how they affect and protect those rights.
Appraisal Rights: Vote for proposals to restore, or provide shareholders with, rights of appraisal.
Bundled Proposals: Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.
Confidential Voting: Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.
Counting Abstentions: Votes on proposals regarding counting abstentions when calculating vote proposal outcomes will be considered on a case-by-case basis.
Cumulative Voting: Vote for proposals to permit cumulative voting, except where the issuer already has in place a policy of majority voting.
Equal Access: Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.
Exclusive Forum Provisions: Vote against proposals mandating an exclusive forum for any shareholder lawsuits. Vote against the members of the issuer’s Governance Committee in the event of a proposal mandating an exclusive forum without shareholder approval.
Independent Proxy: Vote for proposals to elect an independent proxy to serve as a voting proxy at shareholder meetings.

Majority Voting: Vote for proposals to permit majority rather than plurality or cumulative voting for the election of directors/trustees.
Preemptive Rights: Votes with respect to preemptive rights generally will be voted as recommended by the Proxy Voting Service subject to the Common Stock Authorization requirements above.
Proxy Access: A recommendation of the Proxy Voting Service will generally be followed with regard to proposals intended to grant shareholders the right to place nominees for director on the issuer’s proxy ballot (“Proxy Access”). Vote for such proposals when they require the nominating shareholder(s) to hold, in aggregate, at least 3% of the voting shares of the issuer for at least three years, and be allowed to nominate up to 25% of the nominees. All other proposals relating to Proxy Access will be reviewed on a case-by-case basis.
Shareholder Ability to Alter the Size of the Board:
A.Vote for proposals that seek to fix the size of the board.
B.Vote against proposals that give management the ability to alter the size of the board without shareholder approval.
Shareholder Ability to Remove Directors:
A.Vote against proposals that provide that directors may be removed only for cause.
B.Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
C.Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.
Shareholder Advisory Committees: Proposals to establish a shareholder advisory committee will be reviewed on a case-by-case basis.
Shareholder Rights Regarding Special Meetings:
A.Vote for proposals that set a threshold of 10% of the outstanding voting stock as a minimum percentage allowable to call a special meeting of shareholders. Vote against proposals that increase or decrease the threshold from 10%.
B.Vote against proposals to restrict or prohibit shareholder ability to call special meetings.
Supermajority Shareholder Voting Requirements: Vote for all proposals to replace supermajority shareholder voting requirements with simple majority shareholder voting requirements, subject to applicable laws and regulations. Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
Unequal Voting Rights:
A.Vote against dual class exchange offers and dual class recapitalizations.
B.Vote on a case-by-case basis on proposals to eliminate an existing dual class voting structure.
Written Consent: Vote for proposals regarding the right to act by written consent when the Proxy Voting Service recommends a vote for the proposal. Proposals regarding the right to act by written consent where the Proxy Voting Service recommends a vote against will be sent to the Proxy Committee for determination. Generally vote against proposals to restrict or prohibit shareholder ability to take action by written consent.
H.    Environmental and Social Matters
Loomis Sayles has a fiduciary duty to act in the best interests of its clients.
Loomis Sayles believes good corporate governance, including those practices that address ESG Matters, is essential to the effective management of a company’s financial, litigation and reputation risk, the maximization of its long-term economic performance and sustainability, and the protection of its shareholders’ best interests, including the maximization of shareholder value.
Proposals on environmental and social matters cover a wide range of issues, including environmental and energy practices and their impacts, labor matters, diversity and human rights. These proposals may be voted as recommended by the Proxy Voting Service or may, in the determination of the Proxy Committee, be reviewed on a case-by-case basis if the Proxy Committee believes that a particular proposal (i) could have a material impact on an industry or the growth and sustainability of an issuer; (ii) is appropriate for the issuer and the cost to implement would not be excessive; (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk; or (iv) is otherwise appropriate for the issuer.
Loomis Sayles will consider whether such proposals are likely to enhance the value of the client’s investments after taking into account the costs involved, pursuant to its fiduciary duty to its clients.
Climate Reporting: Generally vote for proposals requesting the issuer produce a report, at reasonable expense, on the issuer’s climate policies. A recommendation against such proposals by the Proxy Voting Service will be considered by the Proxy Committee.
Workplace Diversity Reporting: Generally vote for proposals requesting the issuer produce a report, at reasonable expense, on the issuer’s workforce diversity or equity policies and/or performance. A recommendation against such proposals by the Proxy Voting Service will be considered by the Proxy Committee.
I.    General Corporate Governance
Loomis Sayles has a fiduciary duty to its clients with regard to proxy voting matters, including routine proposals that do not present controversial issues. The impact of proxy proposals on its clients’ rights as shareholders must be evaluated along with their potential economic benefits.
Changing Corporate Name: Vote for management proposals to change the corporate name.
Charitable and Political Contributions and Lobbying Expenditures: Votes on proposals regarding charitable contributions, political contributions, and lobbying expenditures, should be considered on a case-by-case basis. Proposals of UK issuers concerning political contributions will be voted for if the issuer states that (a) it does not intend to make any political donations or incur any expenditures in respect to any political party in the EU; and (b) the proposal is submitted to ensure that the issuer does not inadvertently breach the Political Parties, Elections and Referendums Act 2000 and sections 366 and 367 of the Companies Act 2006.
Delivery of Electronic Proxy Materials: Vote for proposals to allow electronic delivery of proxy materials to shareholders.
Disclosure of Prior Government Service: Review on a case-by-case basis all proposals to disclose a list of employees previously employed in a governmental capacity.
Financial Statements: Generally, proposals to accept and/or approve the delivery of audited financial statements shall be voted as recommended by the Proxy Voting Service. In certain non-US jurisdictions where local regulations and/or market practices do not require the release of audited financial statements in advance of custodian vote deadlines (e.g., Korea), and the Proxy Voting Service has not identified any issues with the company’s past financial statements or the audit procedures used, then Loomis Sayles shall vote for such proposals.
Non-Material Miscellaneous Bookkeeping Proposals: A recommendation of the Proxy Voting Service will generally be followed regarding miscellaneous bookkeeping proposals of a non-material nature.
Ratification of Board and/or Management Acts: Generally, proposals concerning the ratification or approval of the acts of the board of directors and/or management of the issuer for the past fiscal year shall be voted as recommended by the Proxy Voting Service.
Reimbursement of Proxy Contest Defenses: Generally, proposals concerning all proxy contest defense cost reimbursements should be evaluated on a case-by-case basis.
Reimbursement of Proxy Solicitation Expenses: Proposals to provide reimbursement for dissidents waging a proxy contest should be evaluated on a case-by-case basis.

State Takeover Statutes: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).
Technical Amendments to By-Laws: A recommendation of the Proxy Voting Service will generally be followed regarding technical or housekeeping amendments to by-laws or articles designed to bring the by-laws or articles into line with current regulations and/or laws.
Transaction of Other Business: Vote against proposals asking for authority to transact open-ended other business without any information provided by the issuer at the time of voting.
Transition Manager Ballots: Any ballot received by Loomis Sayles for a security that was held for a client by a Transition Manager prior to Loomis Sayles’ management of the client’s holdings will be considered on a case-by case basis by the Proxy Committee (without the input of any Loomis Sayles analyst or portfolio manager) if such security is no longer held in the client’s account with Loomis Sayles.
J.    Investment Company Matters
Election of Investment Company Trustees: Vote for nominees who oversee fewer than 60 investment company portfolios. Vote against nominees who oversee 60 or more investment company portfolios that invest in substantially different asset classes (e.g., if the applicable portfolios include both fixed income funds and equity funds). Vote on a case-by-case basis for or against nominees who oversee 60 or more investment company portfolios that invest in substantially similar asset classes (e.g., if the applicable portfolios include only fixed income funds or only equity funds). These policies will be followed with respect to funds advised by Loomis Sayles and its affiliates, as well as funds for which Loomis Sayles acts as subadviser and other third parties.
Mutual Fund Distribution Agreements: Votes on mutual fund distribution agreements should be evaluated on a case-by-case basis.
Investment Company Fundamental Investment Restrictions: Votes on amendments to an investment company’s fundamental investment restrictions should be evaluated on a case-by-case basis.
Investment Company Investment Advisory Agreements: Votes on investment company investment advisory agreements should be evaluated on a case-by-case basis
.

LOS ANGELES CAPITAL
Proxy Policy
Rev. February 20, 2025

Table of Contents

I.		Introduction	3
II.		Proxy Policy Statement	3
	A.	Proxy Voting Guidelines	3
	B.	Limitations	4
	C.	Special Considerations	4
III.		Responsibility and Oversight	5
IV.		Proxy Voting Procedures	5
	A.	Materiality	5
	B.	Conflicts of Interest	5
	C.	Disclosure	6
	D.	Recordkeeping	6

I.Introduction
Los Angeles Capital Management LLC (“Los Angeles Capital” or the “Firm”) has adopted and implemented policies and procedures that are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with U.S. Securities and Exchange Commission (“SEC”) Rule 206(4) ‐ 6 under the Investment Advisers Act of 1940 (the “Advisers Act”) and its obligations under the Employee Retirement Income Security Act of 1974 (“ERISA”). Los Angeles Capital provides investment advisory or sub-advisory services to various types of institutional clients. When clients give Los Angeles Capital the authority to vote proxies held in their client accounts such authority is specified in the advisory contract or other governing agreements.
II.Proxy Policy Statement
Los Angeles Capital has retained Glass, Lewis & Co., LLC (“Glass Lewis”) an unaffiliated third‐party, to act as an independent proxy voting agent. Glass Lewis provides proxy analysis, voting recommendations and administration, recordkeeping, and manages other operational and reporting matters of the proxy voting process. If at any time a material conflict arises in connection with the Firm voting proxies for a client account, it would be resolved in the best interest of the client.
When Los Angeles Capital is given proxy voting authority together with a client’s voting policy, the Firm oversees compliance with such policy. When the client elects to use the Firm’s standard proxy guidelines, the Firm will vote in accordance with the guidelines approved by the Firm’s Proxy Committee (“Committee”). The Committee has approved the use of Glass Lewis’ market-based U.S. and Global guidelines1, as may be modified from time to time (the “Firm’s Guidelines”). Clients with specific proxy voting goals may direct the Firm to apply a thematic set of proxy guidelines developed by Glass Lewis or provide the Firm with an alternative set of custom guidelines for use in voting proxies for the client’s account.
A.Proxy Voting Guidelines
On an annual basis, the Committee reviews the Firm’s Guidelines. Members of the Committee also selectively review a sampling of the voting recommendations and the related proxy materials in determining whether to modify the approved Firm Guidelines.
Where the Firm has proxy voting authority, the Firm ultimately retains the right to cast each vote on a case‐by‐case basis, taking into consideration the applicable proxy guidelines including any contractual obligations or the specific voting policy of the particular portfolio as well as all relevant facts and circumstances including information that might be gathered from sources beyond Glass Lewis. Management of issuers, as well as other interested parties, will sometimes release supplemental information to the proxy statement that relates to a pending proxy vote. Glass Lewis and the Firm will not always be able to consider such additional information depending on the timing of its release and voting deadlines.
In the event there is a disagreement with the Glass Lewis analysis as to a particular vote, the Committee will determine whether it is appropriate to vote contrary to the Glass Lewis recommendation provided that such decision is consistent with the approved guideline. In the rare circumstance that the Committee believes it is in the best interest of a client to vote contrary to an approved guideline, the Committee will seek client consent prior to placing a vote that is contrary to such approved guideline(s).
Los Angeles Capital recognizes that a client may issue specific directives regarding how particular proxy issues are to be voted for the client’s portfolio holdings. The Firm requires that the advisory or sub‐advisory contract specify such instructions, including instructions as to how those votes will be managed, particularly where they differ from the Firm’s Guidelines.
It is unlikely that serious conflicts of interest will arise in the context of the Firm’s proxy voting because the Firm does not engage in other financial businesses such as brokerage or managing public companies, underwriting, or investment banking. Nevertheless, should a conflict of interest arise in connection with proxy voting or Glass Lewis, such conflict will be handled as described below under Section IV B, “Conflicts of Interest.” As a matter of policy, the Firm and its employees are required to put the interests of clients ahead of their own.
1 https://www.glasslewis.com/voting-policies-current/

B.Limitations
In limited circumstances, the Firm may elect to abstain from voting or may be unable to vote a client’s proxy. These circumstances include:
•Where the Firm concludes that the effect on shareholder’s economic interests or the value of the portfolio holding is indeterminable or insignificant.
•Where the securities related to the vote participate in a securities lending program and are out on loan. In many cases, where a client directs the securities lending, Los Angeles Capital may not be aware when the security is out on loan and thus may not be able to recall the security before the record date, subject to the Special Considerations outlined below.
•Where the related securities are issued in a country that participates in share blocking because it is disruptive to the management of the portfolio.
•Where multiple global custodian accounts roll up into one omnibus sub-custodian account. In the specific markets where this may occur, the account managed by Los Angeles Capital is not registered individually. Therefore, if ballots are voted differently for the underlying accounts, the omnibus vote is considered split and is rejected.
•Where in the Firm’s judgement the unjustifiable costs2 or disadvantages of voting the proxy would exceed the anticipated benefit of voting (e.g., certain non‐U.S. securities).
•Where a required Power of Attorney is not on file or it is not feasible to get one on file.
•Where a meeting involves an issuer or transaction with a relevant U.S. or non U.S. sanctioned entity or individual.
C.Special Considerations
Certain accounts may warrant specialized treatment in voting proxies. Contractual stipulations, individual client direction, and special guideline arrangements will dictate how voting will be done in these cases.
Mutual Funds
Where the Firm votes proxies for a mutual fund that it sub-advises, unless otherwise directed and agreed with such fund and its adviser, the proxies typically will be voted in accordance with the Firm’s proxy guidelines. Proxies of a mutual fund’s portfolio companies may be voted in accordance with resolutions or other instructions from an authorized person of the fund.
ERISA Accounts
The Department of Labor (“DOL”) rules emphasize that a fiduciary’s duties extend to management of shareholder rights including with respect to proxy voting. Responsibilities for voting ERISA accounts include: the duty of loyalty, prudence, compliance with the plan, as well as a duty to avoid prohibited transactions. The DOL rules require voting with a focus on relevant risk-return factors and not voting in a manner that sacrifices investment returns or takes on risks that promote benefits or goals unrelated to the interests of participants and beneficiaries. Where the Firm has authority to vote proxies for an ERISA account, the Firm employs the Firm’s Guidelines unless otherwise specifically directed by the ERISA plan fiduciary. Where the Firm has authority to vote proxies for a commingled fund that is an ERISA plan asset fund, the Firm employs the Firm’s Guidelines.
Securities Lending Program
Certain situations where Los Angeles Capital may recall securities on loan to vote proxies, if operationally feasible, include: (i) where Los Angeles Capital deems a holding materially significant, (ii) where Los Angeles Capital is directing the securities lending, or (iii) where a client has made arrangements with its custodian to permit standing instructions for the recall of securities out on loan and Los Angeles Capital has agreed to implement the standing instructions.
2 The Department of Labor has indicated that such costs include, but are not limited to, expenditures related to developing proxy resolutions, proxy voting services and the analysis of the likely net effect of a particular issue on the economic value of the plan’s investment. Fiduciaries must take into consideration whether the exercise of its rights to vote a proxy is expected to have an effect on the economic value of the plan’s investment that will outweigh the costs of exercising such rights. With respect to proxies for shares of foreign corporations, a fiduciary, in deciding whether to purchase shares of a foreign corporation, should consider whether any additional difficulty and expense in voting such shares is reflected in their market price.

III.Responsibility and Oversight
The Committee was established to provide oversight to the proxy voting process and is responsible for developing, implementing, and updating the Firm’s proxy policy, reviewing approving, and/or formulating the Firm’s Guidelines, selecting and overseeing the third‐party proxy vendor, identifying any conflicts of interest, determining the votes for issues it elects to vote independently from, or that cannot be voted by, Glass Lewis, monitoring legislative and corporate governance developments surrounding proxy issues, and meeting to discuss any material issues regarding the proxy voting process. The Committee meets annually and as necessary to fulfill its obligations.
As part of the Committee’s ongoing oversight of its third-party proxy vendor, the Committee considers (i) the adequacy and quality of the proxy vendor’s staffing and personnel; (ii) the presence of conflicts and processes to address those conflicts; (iii) the robustness of the proxy vendor’s policies and procedures for ensuring that its recommendations are based on current and accurate information; and (iv) any other appropriate considerations as to the nature and quality of the proxy vendor’s services. In addition, Compliance conducts periodic reviews of ballots voted by the proxy vendor to ensure they are in line with proxy voting procedures.
In cases where the Committee votes a proxy ballot it may conduct research internally and/or use the resources of an independent research consultant or use information from any of the following sources: legislative materials, studies of corporate governance and other proxy voting issues, reports by issuers’ management on pending proxy votes, and/or published analyses of shareholder and management proposals. In such voting circumstances, two votes from voting members of the Committee or one voting member of the Committee and an internal legal counsel are required.
Los Angeles Capital’s Operations Department handles the day-to-day administration of the proxy voting process.
IV.Proxy Voting Procedures
Glass Lewis provides for the timely execution of specified proxy votes on the Firm’s behalf, which includes complete account set‐up, vote execution, reporting, recordkeeping, and compliance with ERISA.
Los Angeles Capital’s responsibility for voting proxies is generally determined by the obligations set forth under each client’s Investment Management Agreement, Limited Partnership Agreement, Prospectus, Trust Agreement or other legal documentation governing the account. Voting ERISA client proxies is a fiduciary act of plan asset management that must be performed by the adviser or delegated to a sub-adviser unless the voting right is retained by a named fiduciary of the plan. If an advisory or sub‐advisory contract or similar document states that Los Angeles Capital does not have the authority to vote client proxies, then voting is the responsibility of some other named fiduciary.
While Los Angeles Capital will accept direction from clients on specific proxy issues for their account, the Firm reserves the right to maintain its standard position on all other client accounts for which the Firm has proxy voting authority.
A.Materiality
The Committee has designated certain materiality thresholds for situations in which the Committee may vote independently from Glass Lewis or may take separate actions in regard to securities lending limitations. Materiality thresholds are monitored daily and are escalated to the Committee for review.
B.Conflicts of Interest
Los Angeles Capital attempts to minimize the risks of conflicts and reviews the Conflict of Interest Statement prepared by Glass Lewis on an annual basis.
If Glass Lewis identifies a potential conflict of interest between it and a publicly held company, it will disclose the relationship on the relevant proxy paper research report. In these situations, members of the Committee will review the proxy paper research report and vote the proxy in accordance with the Committee charter.
If an unforeseen conflict requires specialized treatment, alternate measures may be taken, up to and including having Glass Lewis refrain from writing a proxy paper research report and abstaining from making a voting recommendation on the company. In this scenario Glass Lewis would procure a substitute research report from an alternative qualified provider, and the Committee may be required to research and vote the proxy.

If the Committee identifies a potential material conflict of interest between Los Angeles Capital or an affiliated person of the Firm and the issuer whose ballot is being voted, the client whose account holds the shares of such issuer will be notified. If no directive on how to vote is issued by the client, the Committee will vote in such a way that, in the Committee’s opinion, fairly addresses the conflict in the best interest of the client.
C.Disclosure
Los Angeles Capital will provide clients with a copy of the Firm’s current proxy policies and procedures upon request. In addition, clients may request, at any time, a copy of the Firm’s voting records for their respective account(s) by making a formal request to Los Angeles Capital. Los Angeles Capital will make this information available to a client upon its request within a reasonable time. For further information, please contact a member of Operations at operations@lacapm.com.
Los Angeles Capital generally will not disclose how it has voted or intends to vote on behalf of a client account except as required by applicable law but may disclose such information to a client regarding their portfolio who itself may decide or may be required to make public such voting information. Los Angeles Capital will not disclose past votes or share amounts voted except: (i) for a valid business purpose as determined in the discretion of the Chief Compliance Officer or Chief Legal Officer, (ii) to the respective client for such client's account, (iii) as required on Form N-PX related to Say-on-Pay votes, or (iv) as otherwise required by law.
D.Recordkeeping
All proxy records pursuant to Section 204‐2 of the Advisers Act are retained by either Glass Lewis or Los Angeles Capital. Glass Lewis retains (1) records of proxy statements received regarding client securities, and (2) records of each vote cast. Los Angeles Capital retains (1) copies of its proxy policies, procedures, and Firm Guidelines; (2) copies of any document created by Los Angeles Capital that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; (3) each written client request for information on how the adviser voted proxies on behalf of the client; (4) a copy of any written response by Los Angeles Capital to any (written or oral) client request for information on how the adviser voted proxies on behalf of the requesting client; and (5) regulatory filings related to proxy voting.
ERISA Accounts
Los Angeles Capital’s maintains access to proxy voting records (both procedures and actions taken in individual situations) to enable the named fiduciary to determine whether Los Angeles Capital is fulfilling its obligations. Such records may be maintained via Glass Lewis’ electronic system. Retention may include: (1) issuer name and meeting; (2) issues voted on and record of the vote; (3) number of shares eligible to be voted on the record date; (4) number of shares voted; and (5) where appropriate, cost‐benefit analyses.
Duration
Proxy voting books and records will be maintained in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such records. For the first two years, the records are fully accessible in Los Angeles Capital’s office and electronically.

Newton Investment Management North America, LLC
Proxy Voting Summary
Effective as of October 31, 2023

Policy Statement
As a fiduciary and to meet its obligations as an SEC registered investment adviser, Newton Investment Management North America, LLC (“Newton”), a subsidiary of The Bank of New York Mellon, (“BNY Mellon”) owes its clients a duty of care and a duty of loyalty with respect to all services undertaken on the client’s behalf including (where applicable) the exercise of voting rights.
This summary describes Newton’s approach to exercising voting rights, where discretion over the voting decisions has been delegated to Newton by its clients and where Newton provides guidance on exercising voting rights in securities that Newton has recommended to clients on a non-discretionary basis, e.g. model accounts.
Where applicable, Newton will use its best efforts to exercise voting rights as part of its authority to manage, acquire and dispose of account assets. With respect of funds, i.e. registered investment companies, UCITS or AIFs, which Newton manages and/or sub-advises, Newton will exercise voting rights under this Policy pursuant to an authority granted under the applicable client agreements.
Newton will exercise voting rights in a prudent and diligent manner and in the best interests of clients.
Voting Guidelines
Newton has established overarching voting guidelines which inform our ultimate voting decision, based on guidance established by internationally recognized governance principles including the OECD Corporate Governance Principles, the ICGN Global Governance Principles, the UK Investment Association’s Principles of Remuneration, and the UK Corporate Governance Code, in addition to other local governance codes.
We have used the services of an independent voting service provider to translate these guidelines into explicit voting actions forming a bespoke voting policy for Newton. This policy will be applied to all our votable holdings, enabling a universal approach to our voting while allowing us to deploy in-depth case-by-case analysis from Newton’s stewardship team for those issuers and/or proposals which merit greater focus due to the materiality of our investment or the importance of the issue at hand (e.g., shareholder resolution, corporate action, related-party transactions). In these instances, communication with or input from the wider investment team may be sought, as well as, if relevant, engagement with the company. The stewardship team retains the ultimate discretion to deviate the vote instruction from Newton’s bespoke policy’s recommendation.
Our active approach to voting means that our voting decisions reflect our investment rationale and take into consideration engagement activity and the company’s approach to relevant codes, market practices and regulations. These are applied to the company’s unique situation, while also taking into account any explanations offered for why the company has adopted a certain position or policy.
Newton seeks to make proxy voting decisions that are in the best long-term financial interests of its clients and which seek to support investor value creation by supporting proposals that are consistent with our corporate governance views and investment case.
In general, voting decisions are taken consistently across all Newton’s clients that are invested in the same underlying company. This is in line with Newton’s investment process that focuses on the long-term success of the investee company. Further, it is Newton’s intention to exercise voting rights in all circumstances where it retains voting authority.

Voting Procedures
All voting opportunities are communicated to Newton by way of an electronic voting platform.
The Responsible Investment team reviews all resolutions for matters of concern. Any such contentious issues identified may be referred to the appropriate global fundamental equity analyst or portfolio manager for comment. Where an issue remains contentious, Newton may also decide to confer or engage with the company or other relevant stakeholders.
An electronic voting service is employed to submit voting decisions. Each voting decision is submitted via the electronic voting service by a member of the Responsible Investment team but can only be executed by way of an alternate member of the team approving the vote within the same system.
Members of certain BNY Mellon operations teams are responsible for administrative elements surrounding the exercise of voting rights by ensuring the right to exercise clients’ votes is available and that these votes are exercised.
Voting Service Providers
Newton utilizes an independent voting service provider for the purposes of managing upcoming meetings and instructing voting decisions via its electronic platform, and for providing research. Its voting recommendations are not routinely followed; it is only in the event that we recognize a potential material conflict of interest that the recommendation of our external voting service provider will be applied.
Newton’s external voting provider is subject to the requirements set by Newton’s Vendor Management Oversight Group. As such, regular due diligence meetings are held, which includes reviewing its operational performance, service quality, and robustness of research and its internal controls, including management of its potential material conflicts of interest. In addition, and along with its other clients, Newton participates in consultations that seek specific feedback on proxy voting matters. This helps ensure alignment of interest between Newton’s expectations and the voting recommendations provided by the external provider.
Conflicts of Interest
Where Newton acts as a proxy for its clients, a conflict could arise between Newton, the investee company and/or a client when exercising voting rights. Newton has in place procedures for ensuring potential material conflicts of interests are mitigated, while its clients’ voting rights are exercised in their best interests. Newton seeks to avoid potential material conflicts of interest through the application of the proxy voting guidelines in an objective and consistent manner across client accounts, based on, as applicable, internal, and external research and recommendations provided by third party proxy advisory services and without consideration of any Newton client relationship factors, among other considerations.
Where a potential material conflict of interest exists between Newton, the underlying company and/or a client, the voting recommendations of an independent third-party proxy service provider will be applied.
Disclosures and Reporting
Newton publishes various items related to it’s approach, engagements and proxy voting decisions. Newton’s Proxy Voting Policy and procedures is also summarized in its Form ADV, which is filed with the SEC and furnished to clients. Upon request, Newton will provide clients with information on how their proxies were voted by Newton.
In addition, Newton will submit any applicable regulatory filings related to its proxy voting approach and decisions as required.
Securities Lending
Newton does not engage in securities lending on behalf of its clients; this activity is at the discretion of individual clients.
Controls, Record Keeping and Auditing
Records are kept of all voting decisions, including evidence of the submission and approval process, which are subject to external audit. In addition, the Corporate Actions team reports monthly on critical risk indicators in relation to voting matters.

MACQUARIE ASSET MANAGEMENT
Global Proxy Voting Guidelines
March 2025
Macquarie Asset Management (“MAM”) is the asset management division of Macquarie Group. MAM is an integrated asset manager across public and private markets offering a diverse range of capabilities, including real assets, real estate, credit, equities and multi-asset solutions. The following Guidelines apply to MAM’s public markets business and summarize MAM’s positions on various issues and give a general indication as to how MAM will vote shares on each issue.
MAM’s Proxy Voting Committee reviews the Guidelines at least annually and believes that voting on company and shareholder resolutions (referred to herein as “proxy” or “proxies”) pursuant to the Guidelines should be in the best interests of MAM’s clients. MAM will utilize these Guidelines as a general framework for voting proxies. In connection therewith, MAM reserves the right to vote certain issues counter to the Guidelines if, after a review of the matter, the applicable MAM portfolio manager(s) believes that a client’s best interests would be served by such a vote. The process of voting proxies and the roles of MAM’s portfolio managers and the Proxy Voting Committee is described in more detail in MAM’s Global Proxy Voting Policies and Procedures.
Moreover, the list of Guidelines below may not include all potential voting issues. To the extent that the Guidelines do not cover potential voting issues, MAM will seek to vote on such issues in a manner that promotes the best interests of the client. In addition, these Guidelines will be applied to the greatest extent possible in markets throughout the world, taking into account regulatory and legal requirements within such jurisdictions, the market capitalization of the applicable portfolio holding, local corporate governance codes, relevant disclosure, and market best practices. Because of differing practices in certain markets and for earlier-stage companies, this may result in MAM voting certain proxies in a manner that differs from the below Guidelines but seeks to be in the best interests of clients.
MAM’s Guidelines are listed immediately below and are organized by the types of issues that could potentially be brought up in a proxy statement. Some of these Guidelines may or may not apply, or may operate differently in different jurisdictions, depending on local laws and market practices.
Below is a high-level Table of Contents of the items addressed by the Guidelines:

–Board of Directors	Page 2
–Corporate Governance	Page 5
–Social Issues	Page 6
–Environmental Issues	Page 8
–Capital / Restructuring	Page 10
–Compensation	Page 13
–Miscellaneous	Page 15

BOARD OF DIRECTORS
Voting on Director Nominees in Uncontested Elections
Overview
In addition to the specific circumstances noted below, four fundamental principles apply when evaluating votes on director nominees:
1.Accountability: Boards should be sufficiently accountable to shareholders, including through transparency of the company’s governance practices and regular board elections, by the provision of sufficient and timely information for shareholders to be able to assess directors and board composition, and through the ability of shareholders to remove directors.
2.Responsiveness: Directors should respond to investor input, such as expressed through significant opposition to management proposals, significant support for shareholder proposals (whether binding or non-binding), and tender offers where a majority of shares are tendered.
3.Composition: Companies should ensure that directors add value to the board through their specific skills and expertise and by having sufficient time and commitment to serve effectively. Boards should be of a size appropriate to accommodate diversity, expertise, and independence, while ensuring active and collaborative participation by all members. Boards should be sufficiently diverse and outspoken to ensure consideration of a wide range of perspectives.
4.Independence: Boards should be sufficiently independent from management (and significant shareholders) so as to ensure that they are able and motivated to effectively supervise management’s performance for the benefit of all shareholders, including in setting and monitoring the execution of corporate strategy, with appropriate use of shareholder capital, and in setting and monitoring executive compensation programs that support that strategy. The chair of the board should ideally be an independent director, and all boards should at least have an independent leadership position or a similar role / structure in order to help provide appropriate counterbalance to executive management, as well as having sufficiently independent committees that focus on key governance concerns such as audit, compensation, and nomination of directors.
Director nominees votes will be made pursuant to these four fundamental principles. In addition, director nominee votes will be made as follows under the following circumstances noted below.
Non-Independent Directors:
General Recommendation: Generally vote against non-independent directors if:
•Independent directors make up 50 percent or less of the board;
•The non-independent director serves on the audit, compensation, risk, or nomination committee; or
•The company lacks an audit, compensation, risk, or nominating committee so that the full board functions as that committee.
Less than 75% Attendance:
General Recommendation: Generally vote against a nominee for director if they have attended less than 75% of board and committee meetings without a reasonable excuse, such as a medical issue, family emergency, or if the director missed only one meeting out of a total of three or fewer meetings.
Overboarded Directors:
General Recommendation: Generally vote against individual directors who:
•Sit on more than four public company boards (a public company Chair role would be considered the equivalent of two public company board roles for purposes of this analysis); or
•Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold (i.e., abstain) voting for such director only at their outside boards.

Responsiveness: Board Failed to Act on a Shareholder Proposal that Received the Support of the Majority of the Shares Cast in the Previous Year:
General Recommendation: Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if the board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:
•Disclosed outreach efforts by the board to shareholders in the wake of the vote;
•Rationale provided in the proxy statement for the level of implementation;
•The subject matter of the proposal;
•The level of support for and opposition to the resolution in past meetings;
•Actions taken by the board in response to the majority vote and its engagement with shareholders;
•The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
•Other factors as appropriate.
Problematic Compensation Practices:
Generally vote against or withhold a vote from the members of the Compensation Committee if:
•There is an unmitigated misalignment between CEO, Chair and/or Vice Chair pay and company performance (pay for performance);
•The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating;
•The company maintains significant problematic pay practices; or
•The board exhibits a significant level of poor communication and responsiveness to shareholders.
Generally vote against or withhold a vote from the Compensation Committee chair or other committee members if:
•The company fails to include an advisory vote on executive compensation (“Say-on-Pay”) ballot item when required under applicable regulatory provisions, or under the company’s declared frequency of Say-on-Pay; or
•The company fails to include a Frequency of Say-on-Pay ballot item when required under applicable regulatory provisions.
Generally vote against members of the board committee responsible for approving/setting non- employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.
Problematic Audit-Related Practices:
General Recommendation: Generally vote against or withhold a vote from the members of the Audit Committee if:
•The non-audit fees paid to the auditor are excessive
•The company receives an adverse opinion on the company’s financial statements from its auditor
•There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm
•No members of the Audit Committee hold sufficient financial expertise.
Generally vote against or withhold a vote from the members of the Audit Committee and potentially the full board if:
•Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in applicable regulatory disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Governance Failures:
General Recommendation: Under extraordinary circumstances, generally vote against or withhold a vote from directors individually, committee members, or the entire board, due to:
•Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
•Failure to replace management as appropriate; or
•Egregious actions related to a director’s service on other boards or otherwise that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.
Voting on Director Nominees in Proxy Contests
General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:
•Long-term financial performance of the company relative to its industry;
•Management’s track record;
•Background to the contested election;
•Nominee qualifications and any compensatory arrangements;
•Strategic plan of dissident slate and quality of the critique against management;
•Likelihood that the proposed goals and objectives can be achieved (both slates); and
•Stock ownership positions.
CORPORATE GOVERNANCE
Independent Chair (Separate Chair/CEO)
General Recommendation: Generally vote for proposals for an independent board chairperson. We may vote against these proposals if we determine there to be an appropriate and effective counter-balancing leadership structure in place (e.g., a strong, independent lead director with an appropriate level of powers and duties).
Shareholder Proposal That the Board Adopt Majority Voting Regarding Election of Directors
General Recommendation: Generally vote for shareholder proposals requesting that the board adopt majority voting for director elections given it does not conflict with applicable law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote threshold when there are more nominees than board seats. Companies are also strongly encouraged to adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.
Cumulative Voting
General Recommendation: Generally vote for proposals to eliminate the ability to cumulative voting rights and against proposals to introduce cumulative voting rights.
Generally vote for proposals for cumulative voting at controlled companies (insider voting power > 50%).
Eliminate Supermajority Vote Requirements
General Recommendation: Generally vote for management or shareholder proposals to reduce supermajority vote requirements, taking into account:
•Ownership structure;
•Quorum requirements; and
•Vote requirements.

Shareholder Ability to Call Special Meetings
General Recommendation: Generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:
•Shareholders’ current right to call special meetings;
•Minimum ownership threshold necessary to call special meetings (25% preferred);
•The inclusion of exclusionary or prohibitive language; and
•Investor ownership structure.
Political Contribution / Lobbying Disclosure
General Recommendation: Generally vote in favor of proposals requesting increased disclosure of political contributions and lobbying expenses, including those paid to trade organizations and political action committees.
Generally vote in favor of proposals requesting greater disclosure of a company’s alignment of political contributions, lobbying, and electioneering spending with a company’s publicly stated values and policies, including climate lobbying congruency to its climate goals.
SOCIAL ISSUES
Board Diversity in General
General Recommendation: Generally vote for requests for reports on a company's efforts to diversify the board, unless:
•The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
•The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.
Gender Diversity on Board
General Recommendation: Generally consider not supporting the Chair of the Nominating Committee, or other members of the Committee, when we conclude there is insufficient representation of women directors, and the board does not adequately describe its approach to creating and maintaining its gender diversity. The foregoing general recommendation may also take into consideration the relative market capitalization of the company and the market jurisdiction to assess an applicable Board’s progress on gender diversity.
Human Rights Proposals
General Recommendation: Generally vote for proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.
General Recommendation: Generally vote for proposals to implement company or company supplier labor and/or human rights standards and policies, including those aimed at mitigating the risk of adverse human rights impacts and modern slavery in their supply chains.
General Recommendation: Generally vote for proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process.
Work Place: Diversity
General Recommendation: Generally vote for shareholder proposals calling for reports and disclosure surrounding workplace diversity while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.
Gender Pay Gap
General Recommendation: Generally vote for a company's pay data by gender, or a report on a company’s policies and goals to reduce any gender pay gap, taking into account the specific metrics and scope of the information requested and whether the proposed information is of added benefit to shareholders.

Gender Identity and Sexual Orientation
General Recommendation: Generally vote for shareholder proposals requiring a company to amend its Equal Employment Opportunity policies to prohibit workplace discrimination based on sexual orientation and gender ID, unless the change would result in excessive costs for the company.
Sustainability Reporting
General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives, oversight mechanisms, and ethical standards related to social and environmental sustainability, unless:
•the company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or
•the company has formally committed to the implementation of a reporting program based on International Sustainability Standards Board (ISSB) guidelines or a similar standard within a specified time frame.
ENVIRONMENTAL ISSUES
Climate Accountability
General Recommendation: For companies that are significant greenhouse gas (GHG) emitters, generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where it is determined that the company is not taking the minimum steps needed to understand, assess, and mitigate risks related to climate change to the company.
Minimum steps to understand and mitigate those risks are considered to be the following:
•Detailed disclosure of climate-related risks, such as according to the framework established by the Task Force on Climate-related Financial Disclosures (TCFD), including:
◦Governance measures;
◦Corporate strategy;
◦Risk management analyses; and
◦Metrics and targets.
•Appropriate GHG emissions reduction targets supported by a climate transition plan.
Climate Change/ Greenhouse Gas (GHG) Emissions
For companies that have material emissions contributing to climate change, we typically encourage companies to provide interim and long-term carbon/greenhouse gas emissions reduction targets that ultimately aim towards net zero emissions by the year 2050. We would encourage a cogent explanation in instances where there is no net zero by 2050 target (including no interim targets), or if the target for net zero is beyond 2050 as these may increase risks to the company based on the demands of their customers and the governments that regulate their actions.
General Recommendation: Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks except if:
•the proposal is unduly costly, restrictive, or burdensome; or
•the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that environmental matters pose to the company’s operations, sales and capital investments; or
•the proposal seeks a level of disclosure that exceeds that provided by the company’s industry peers; or
•the company has formally committed to the implementation of a reporting program such as the ISSB standards, the Sustainability Accounting Standards Board’s (SASB) standards or a similar standard within a specified time frame.

General Recommendation: Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:
•The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities; and
•There are no material controversies, fines, penalties, or litigation associated with the company's GHG emissions.
Say on Climate (SoC) Proposals
Management Proposals:
General Recommendation: Vote case-by-case for proposals that request shareholders to approve the company’s climate transition plan. Proposals determined to be inappropriate or insufficient will be voted against, based on the completeness and rigor of the plan among other factors. Information that will be considered where available includes but is not limited to the following:
•The extent to which the company’s climate related disclosures are in line with the ISSB Standards, TCFD recommendations or meet other market standards;
•Disclosure of its operational and supply chain GHG emissions (Scopes 1, 2, and 3);
•The completeness and rigor of company’s interim and long-term targets for reducing operational and supply chain GHG emissions (Scopes 1, 2, and 3 if relevant) and its transition plan in achieving these targets;
•Whether the company has sought and approved third-party approval that its targets are science-based;
•Whether the company has made a commitment to be “net zero” for operational and supply chain emissions (Scopes 1, 2, and 3) by 2050;
•Whether the company discloses a commitment to report on the implementation of its transition plan in subsequent years;
•Whether the company’s climate data has received third-party assurance;
•Disclosure of how the company’s lobbying activities and its capital expenditures align with the company’s climate strategy;
•Whether there are specific industry decarbonization challenges; and
•The company’s related commitment, disclosure, and performance on climate compared to its industry peers.
Energy Efficiency
General Recommendation: Generally vote for proposals requesting that a company report on its energy efficiency policies, unless:
•The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures.
Renewable Energy
General Recommendation: Generally vote for requests for reports on the feasibility of developing renewable energy resources unless the report would be duplicative of existing disclosure or irrelevant to the company’s line of business.

CAPITAL/RESTRUCTURING
Mergers and Acquisitions
General Recommendation: Voting on such proposals involves considerations unique to each transaction. As a result, vote on a case-by-case basis on board-approved proposals to effect these types of transactions, taking into account the following based on publicly available information:
•Valuation;
•Market reaction;
•Strategic rationale;
•Management’s track record of successful integration of historical acquisitions;
•Presence of conflicts of interest; and
•Governance profile of the combined company.
Common Stock Authorization
General Recommendation: Generally vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.
General Recommendation: Generally vote for proposals to effect stock splits (excluding reverse stock splits).
Proposals to Increase Classes of Stock with Differential Voting Rights
General Recommendation: Generally vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights except if it can be determined that it will enhance long- term economic returns or maximize long-term shareholder value.
Share Repurchase Plans
General Recommendation: Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.
Reincorporation Proposals
General Recommendation: Generally vote for management proposals calling for, or recommending that, a company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company's current and proposed governing documents.
General Recommendation: Generally vote for shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.
Preferred Stock Proposals
General Recommendation: Generally vote for the authorization for or increase in preferred shares, except if the shares are determined to be used for anti-takeover purposes or will result in considerable dilution for common shares.
Blank Check Preferred Stock
General Recommendation: Generally vote against the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Increase in Authorized Capital
General Recommendation: Vote case-by-case on management proposals that seek the increase in authorized capital. We generally do not support the issuance of shares if dilution represents more than 5% of current authorized shares, with potential exceptions for proposals including preemptive rights and a demonstration of a specific and valid need.

Preemptive Rights
General Recommendation: Generally vote for shareholder proposals that seek preemptive rights and generally vote against shareholder proposals that seek to eliminate preemptive rights. Factors taken into account under both circumstances include:
•The size of the company;
•The shareholder base;
•The liquidity of the stock; and
•The benefit of such rights weighed against the economic effect of maintaining them.
Issuance of Shares with Preemptive Rights
General Recommendation: Vote case-by-case on management proposals that seek issuance of shares with preemptive rights, taking into consideration:
•The size of the dilution for existing shareholders
•A specific and valid need
•Includes the case of convertible debt
We generally do not support the issuance of shares when the requested authority exceeds 10% of share capital and when management does not demonstrate a specific and valid need.
Issuance of Shares without Preemptive Rights
General Recommendation: Vote case-by-case on management proposals that seek issuance of shares with preemptive rights, taking into consideration:
•The size of the dilution for existing shareholders
•A specific and valid need
•Includes the case of convertible debt
We generally do not support the issuance of shares when the requested authority exceeds 5% of share capital without preemptive rights and when management does not demonstrate a specific and valid need.
Antitakeover Proposals - General
General Recommendation: Generally vote against all anti-takeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.
Poison Pills – Management Proposals to Ratify a Poison Pill
General Recommendation: Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan.
In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.
Poison Pills – Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy
General Recommendation: Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it, unless
•the company has a shareholder-approved poison pill in place; or
•adopted a policy concerning the adoption of a pill in the future specifying certain shareholder friendly provisions.

COMPENSATION
Executive Pay Evaluation
Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:
1.Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value and ambitious performance objectives. This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;
2.Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
4.Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
5.Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors is reasonable and does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.
Equity-Based and Other Incentive Plans
General Recommendation: Vote case-by-case on equity-based compensation plans depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa.
Evaluation takes into account potential plan cost, plan features and grant practices. Reasons to vote against the equity plan could include the following factors:
•The plan is excessively dilutive to shareholders' holdings
•The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances
•The plan permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval; or
•There is more than one problematic material feature of the plan, which could include one of the following: unfavorable change-in-control features, presence of gross ups and options reload.
Advisory Votes on Executive Compensation – Management Proposals (Management Say-on-Pay)
General Recommendation: Generally vote against advisory votes on executive compensation (“Say-on-Pay”) if:
•There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
•The company maintains significant problematic pay practices;
•There is a lack of transparent disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives
•There is significant internal pay disparity
•The board exhibits a significant level of poor communication and responsiveness to shareholders.

Option Exchange Programs/Repricing Options
General Recommendation: Generally vote for shareholder proposals to put option repricing to a shareholder vote.
General Recommendation: Generally vote against stock option plans that permit the repricing of underwater options (and against any proposal to authorize a replacement or repricing of underwater options).
General Recommendation: Consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.
Shareholder Proposals on Recovery of Performance-Based Compensation
General Recommendation: Generally vote for requiring the board to seek recovery of performance-based compensation awards to senior management and directors in the event of a fraud or other reasons that resulted in the detriment to shareholder value and/or company reputation due to gross ethical lapses. In deciding how to vote, consider the adequacy of existing company clawback policy, if any.
Employee Stock Purchase Plan
General Recommendation: Generally vote for employee stock purchase plans where all of the following apply:
•Purchase price is at least 85 percent of fair market value;
•The plan constitutes a reasonable effort to encourage broad based participation in the company’s stock;
•Offering period is 27 months or less; and
•The number of shares allocated to the plan is 10 percent or less of the outstanding shares.
Termination Benefit Approvals
General Recommendation: Generally vote against proposals seeking approval of termination payments to executives in excess of 12 months' base pay, except where there is clear evidence that the termination payment would provide a benefit to shareholders.
General Recommendation: In cases where approval is sought for termination benefits under any equity plan, which provides for termination benefits in excess of 12 months' base salary, generally vote for the proposal if the approval is sought for three years or less and there is no vesting of awards without satisfaction of sufficiently demanding performance hurdles.
MISCELLANEOUS
Auditor Ratification
General Recommendation: Generally vote for proposals to ratify auditors, unless any of the following apply:
•An auditor has a financial interest in or association with the company, and is therefore not independent;
•There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP;
•A material weakness identified under applicable law rises to a level of serious concern; or
•Fees for non-audit services (“Other” fees) are excessive.
Auditor Indemnification and Limitation of Liability
General Recommendation: Generally vote against auditor indemnification and limitation of liability that limits shareholders’ ability to pursue legitimate legal recourse against the audit firm.

Nuveen
Proxy Voting Policy
Policy Adoption Date: February 3, 2020
Effective Date of Current Policy/Last Date Reviewed: July 29, 2024

Policy Purpose and Statement

Proxy voting is the primary means by which shareholders may influence a publicly traded company's governance and operations and thus create the potential for value and positive long-term investment performance. When an SEC registered investment adviser has proxy voting authority, the adviser has a fiduciary duty to vote proxies in the best interests of its clients and must not subrogate its clients’ interests to its own. In their capacity as fiduciaries and investment advisers, Nuveen Asset Management, LLC (“NAM”), Teachers Advisors, LLC (“TAL”) and TIAA-CREF Investment Management, LLC (“TCIM”), (each an “Adviser” and, collectively, the “Advisers”), vote proxies for the Portfolio Companies held by their respective clients, including investment companies and other pooled investment vehicles, institutional and retail separate accounts, and other clients as applicable. The Advisers have adopted this Policy, the Nuveen Proxy Voting Guidelines, and the Nuveen Proxy Voting Conflicts of Interest Policy for voting the proxies of the Portfolio Companies they manage. The Advisers leverage the expertise and services of an internal group referred to as Nuveen’s Stewardship Group to administer the Advisers’ proxy voting. The Stewardship Group adheres to the Advisers’ Proxy Voting Guidelines which are reasonably designed to ensure that the Advisers vote client securities in the best interests of the Advisers’ clients.

Applicability
This Policy applies to employees of Nuveen acting on behalf of Nuveen Asset Management, LLC, (“NAM”),Teachers Advisors, LLC, (“TAL”) and TIAA-CREF Investment Management, LLC (“TCIM”), each an “Adviser” and collectively referred to as the “Advisers”

Policy Statement
Proxy voting is a key component of a Portfolio Company’s corporate governance program and is the primary method for exercising shareholder rights and influencing the Portfolio Company’s behavior. Nuveen makes informed voting decisions in compliance with Rule 206(4)-6 (the “Rule”) of the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and applicable laws and regulations, (e.g., the Employee Retirement Income Security Act of 1974, “ERISA”).

Enforcement
As provided in the TIAA Code of Business Conduct, all employees are expected to comply with applicable laws and regulations, as well as the relevant policies, procedures and compliance manuals that apply to Nuveen’s business activities. Violation of this Policy may result in disciplinary action up to and including termination of employment.
Terms and Definitions
Advisory Personnel includes the Adviser’s portfolio managers and research analysts.
Proxy Voting Guidelines (the ‘’Guidelines’’) are a set of pre-determined principles setting forth the manner in which the Advisers intend to vote on specific voting categories, and serve to assist clients, Portfolio Companies, and other interested parties in understanding how the Advisers intend to vote on proxy-related matters. The Guidelines are not exhaustive and do not necessarily dictate how the Advisers will ultimately vote with respect to any proposal or resolution. While the Guidelines are developed, maintained, and implemented by the Stewardship Group, and reviewed by the Nuveen Proxy Voting Committee, the portfolio managers of the Advisers maintain the ultimate decision-making authority with respect to how proxies will be voted.
Portfolio Company includes any publicly traded operating company held in an account that is managed by an Adviser. For the avoidance of doubt, Portfolio Company excludes investment companies.
Policy Requirements
Investment advisers, in accordance with the Rule, are required to (i) adopt and implement written policies and procedures that are reasonably designed to ensure that proxies are voted in the best interest of clients, and address resolution of material conflicts that may arise, (ii) describe their proxy voting procedures to their clients and provide copies on request, and (iii) disclose to clients how they may obtain information on how the Advisers voted their proxies.
The Nuveen Proxy Voting Committee (the “Committee”), the Advisers, the Stewardship Group and Nuveen Compliance are subject to the respective requirements outlined below under Roles and Responsibilities.
Although it is the general policy to vote all applicable proxies received in a timely fashion with respect to securities selected by an Adviser for current clients, the Adviser may refrain from voting in certain circumstances where such voting would be disadvantageous, materially burdensome or impractical, or otherwise inconsistent with the overall best interest of clients.
Roles and Responsibilities
Nuveen Proxy Voting Committee
The purpose of the Committee is to establish a governance framework to oversee the proxy voting activities of the Advisers in accordance with the Policy. The Committee’s voting members will be comprised from Research, the Advisers, and the Stewardship Group. Non-voting members will be comprised from Nuveen Legal, Nuveen Compliance, Nuveen Advisory Product, and Nuveen Investment Risk. The Committee may invite others on a standing, routine and/or an ad hoc basis to attend Committee meetings. The CCOs of CREF/TC Funds and the Nuveen Funds shall be standing, non- voting invitees. The Committee has delegated responsibility for the implementation and ongoing administration of the Policy to the Stewardship Group, subject to the Committee’s ultimate oversight and responsibility as outlined in the Committee’s Proxy Voting Charter.
Advisers
1.Advisory Personnel maintain the ultimate decision-making authority with respect to how proxies will be voted, unless otherwise instructed by a client, and may determine to vote contrary to the Guidelines and/or a vote recommendation of the Stewardship Group if such Advisory Personnel determines it is in the best interest of the Adviser’s clients to do so. The rationale for all such contrary vote determinations will be documented and maintained.
2.When voting proxies for different groups of client accounts, Advisory Personnel may vote proxies held by the respective client accounts differently depending on the facts and circumstances specific to such client accounts. The rationale for all such vote determinations will be documented and maintained.

3.Advisory Personnel must comply with the Nuveen Proxy Voting Conflicts of Interest Policy with respect to potential material conflicts of interest.
Nuveen Stewardship Group
1.Performs day-to-day administration of the Advisers’ proxy voting processes.
2.Seeks to vote proxies in adherence to the Guidelines, which have been constructed in a manner intended to align with the best interests of clients. In applying the Guidelines, the Stewardship Group, on behalf of the Advisers, takes into account several factors, including, but not limited to:
•Input from Advisory Personnel
•Third party research
•Specific Portfolio Company context, including environmental, social and governance practices, and financial performance.
3.Assists in the development of securities lending recall protocols in cooperation with the Securities Lending Committee.
4.Performs Form N-PX filings in accordance with regulatory requirements.
5.Delivers copies of the Advisers’ Policy to clients and prospective clients upon request in a timely manner, as appropriate.
6.Assists with the disclosure of proxy votes as applicable on corporate websites and elsewhere as required by applicable regulations.
7.Prepares reports of proxies voted on behalf of the Advisers’ investment company clients to their Boards or committees thereof, as applicable.
8.Performs an annual vote reconciliation for review by the Committee.
9.Arranges the annual service provider due diligence, including a review of the service provider’s potential conflicts of interests, and presents the results to the Committee.
10.Facilitates quarterly Committee meetings, including agenda and meeting minute preparation.
11.Complies with the Nuveen Proxy Voting Conflicts of Interest Policy with respect to potential material conflicts of interest.
12.Creates and retains certain records in accordance with Nuveen’s Record Management program.
13.Oversees the proxy voting service provider with respect to its responsibilities, including making and retaining certain records as required under applicable regulation.
Nuveen Compliance
1.Seeks to ensure proper disclosure of Advisers’ Policy to clients as required by regulation or otherwise.
2.Seeks to ensure proper disclosure to clients of how they may obtain information on how the Advisers voted their proxies.
3.Assists the Stewardship Group with arranging the annual service provider due diligence and presenting the results to the Committee.
4.Monitors for compliance with this Policy and retains records relating to its monitoring activities pursuant to Nuveen’s Records Management program.
Nuveen Legal
1.Provides legal guidance as requested.
3

Governance
Review and Approval
This Policy will be reviewed at least annually and will be updated sooner if substantive changes are necessary. The Policy Owner, the Committee and the NEFI Compliance Committee are responsible for the review and approval of this Policy.
Implementation
Nuveen has established the Committee to provide centralized management and oversight of the proxy voting process administered by the Stewardship Group for the Advisers in accordance with its Proxy Voting Committee Charter and this Policy.
Exceptions
Any request for a proposed exception or variation to this Policy will be submitted to the Committee for approval and reported to the appropriate governance committee(s), where appropriate.
Related Documents
•Nuveen Proxy Voting Committee Charter
•Nuveen Proxy Voting Guidelines
•Nuveen Proxy Voting Conflicts of Interest Policy and Procedures
•Nuveen Policy Statement on Responsible Investing

Governance	NEFI Compliance Committee
Policy Owner	Nuveen Proxy Voting Committee
Policy Leader	Nuveen Compliance
4

PICTET ASSET MANAGEMENT
RESPONSIBLE INVESTMENT POLICY
2024

5. PROXY VOTING
5.1 Scope
The following principles are used to define the securities eligible for proxy voting1:
•For actively managed funds, we aim to vote on 100% of equity holdings.
•For passively managed funds, we aim to vote on companies representing 80% of underlying benchmarks by weight2. This target may be revised upwards or downwards for specific strategies depending on factors such as portfolio size, geography or market capitalization.
•For segregated accounts, including mandates and third-party (i.e. sub-advisory) mutual funds managed by Pictet Asset Management, clients who delegate the exercise of voting rights to us have the choice between Pictet Asset Management’s voting guidelines or their own voting guidelines.
5.2 Purpose
The overarching purpose of our voting is to protect and promote the rights and long-term interests of our clients as shareholders. We consider it our responsibility to engage with and challenge companies’ management to ensure that the issuers we invest in on our clients’ behalf are well-run, adhere to their strategy and deliver shareholder value. We aim to support a strong culture of corporate governance, effective management of environmental and social issues and comprehensive reporting according to credible standards.
5.3 Voting Guidelines
In line with our Active Ownership Guidelines3, our proxy voting upholds generally accepted standards for well-governed companies They address the way companies are directed and controlled and cover the central pillars of corporate governance including board & management, executive remuneration, risk control & reporting, and investor rights. Given that the long-term interests of shareholders are the paramount objective, we do not always support the management of companies and may vote against management from time to time. We also reserve the right to deviate from our voting guidelines to take into account company-specific circumstances.
The complete version of these guidelines can be found under the following links:
https://www.issgovernance.com/file/policy/active/specialty/Sustainability-International-Voting-Guide-lines.pdf
https://www.issgovernance.com/file/policy/active/specialty/Sustainability-US-Voting-Guidelines.pdf
Pictet Asset Management’s voting guidelines are reviewed every year and adapted as appropriate to reflect the specificities of certain regions and/or ownership structures.
5.4 Research & Decision Making
To assist us in performing our proxy voting responsibilities, Pictet Asset Management uses the services of third-party specialists to provide research and to facilitate the execution of voting decisions at all relevant company meetings worldwide.
Third-party specialists are tasked with collecting meeting notices for all holdings and researching the implications of every resolution according to voting guidelines defined by Pictet Asset Management. All recommendations are communicated to relevant investment teams and the RI team.
1 This activity does not include indirect investments through third-party funds that we invest in on behalf of our clients, where we expect those managers to exercise their votes according to their own policy and report accordingly to relevant Pictet Asset Management entities.
2 We do not exercise voting rights in share blocking markets across passive strategies.
3 See Appendix D for further details on Active Ownership Guidelines.

Pictet Asset Management retains full discretion over all voting decisions and always reserves the right to deviate from third-party voting recommendations, on a case-by-case basis, in order to act in the best interests of our clients. Such divergences may be initiated by investment teams or by the RI team and must be supported by written rationale.
In instances when consensus cannot be reached between the investments teams and RI team, the decision is escalated to relevant Chief Investment Officers (CIOs) and, if necessary, the Head of Investments.
5.5 Security Lending
Security lending can impair our ability to execute our voting rights. As a result, investment teams wishing to exercise full voting rights have two options:
•Recalling shares on loan on a case-by-case basis
•Removing a portfolio from the securities lending pool
5.6 Shareholder Resolutions
Shareholder resolutions at Annual General Meetings (AGMs)/Extraordinary General Meetings (EGMs) are evaluated in accordance with Pictet Asset Management’s voting guidelines. Evaluations are based on their own merits and are supported when they would improve the company’s corporate governance or business profile at a reasonable cost.
Pictet Asset Management does not usually assume the role of an activist investor and does not initiate shareholder resolutions or shareholder groups. However, Pictet Asset Management may consider supporting the submission of shareholder resolutions initiated by third-parties, or joining shareholder groups, based on the following criteria:
•How would the proposal enhance or protect shareholder value in the short-term and long-term?
•Liquidity and other technical issues that may impact specific portfolios, such as a share blocking period between the submission and the general assembly.
•Legal and compliance issues (such as concert party action or transparency requirements relating to ownership size).
Supporting the submission of a shareholder resolution, including the number of shares and corresponding accounts earmarked to support the submission, is subject to agreement by relevant investment teams and the RI team. In cases where no consensus is reached, the decision is escalated to the relevant Chief Investment Officer and, if necessary, the Head of Investments.

Record Currency Management Limited
PROXY VOTING POLICY
June 2024

TABLE OF CONTENTS

Table of Contents	1
General Policy	2

General Policy
Record Currency Management (Record) does not trade any instrument which attracts voting rights and as such its Proxy Voting Policy is that it does not cast any votes.
Should any instrument traded contain voting rights, then it is Record’s policy not to cast any vote.

SPECTRUM ASSET MANAGEMENT, INC.
Policy on Proxy Voting
For Investment Advisory Clients
2024

GENERAL POLICY
Spectrum, an investment adviser registered with the Securities and Exchange Commission, acts as investment advisor for various types of client accounts (e.g. employee benefit plans, governmental plans, mutual funds, insurance company separate accounts, corporate pension plans, endowments and foundations). While Spectrum receives few proxies for the preferred shares it manages, Spectrum nonetheless will, when delegated the authority by a client, vote these shares per the following policy voting standards and processes:
STANDARDS:
Spectrum’s standards aim to ensure the following in keeping with the best interests of its clients:
•That Spectrum act solely in the interest of its clients in providing for ultimate long-term stockholder value.
•That Spectrum act without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.
•That the custodian bank is aware of our fiduciary duty to vote proxies on behalf of others – Spectrum relies on the best efforts of the custodian bank to deliver all proxies we are entitled to vote.
•That Spectrum will exercise its right to vote all proxies on behalf of its clients (or permit clients to vote their interest, as the case(s) may be).
•That Spectrum will implement a reasonable and sound basis to vote proxies.
PROCESSES:
A.Following ISS’ Recommendations
Spectrum has selected Institutional Shareholder Services (ISS) to assist it with its proxy voting responsibilities.  Spectrum follows ISS Standard Proxy Voting guidelines (the “Guidelines”).  The Guidelines embody the positions and factors Spectrum generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines often do not direct a particular voting outcome, but instead identify factors ISS considers in determining how the vote should be cast.
In connection with each proxy vote, ISS prepares a written analysis and recommendation (an "ISS Recommendation") that reflects ISS's application of Guidelines to the particular proxy issues. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS's own evaluation of the factors. Spectrum may on any particular proxy vote decide to diverge from the Guidelines or an ISS Recommendation. In such cases, our procedures require: (i) the requesting Portfolio Manager to set forth the reasons for their decision; (ii) the approval of the Chief Investment Officer; (iii) notification to the Compliance Department and other appropriate Principal Global Investors personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.
Spectrum generally votes proxies in accordance with ISS’ recommendations.  When Spectrum follows ISS’ recommendations, it need not follow the conflict of interest procedures in Section B, below.
From time to time ISS may have a business relationship or affiliation with one or more issuers held in Spectrum client accounts, while also providing voting recommendations on these issuers’ securities.  Because this practice may present a conflict of interest for ISS, Spectrum’s Chief Compliance Officer will require from ISS at least annually additional information, or a certification that ISS has adopted policies and procedures to detect and mitigate such conflicts of interest in issuing voting recommendations.  Spectrum may obtain voting recommendations from two proxy voting services as an additional check on the independence of the ISS’ voting recommendations.
B.Disregarding ISS’ Recommendations
Should Spectrum determine not to follow ISS’ recommendation for a particular proxy, Spectrum will use the following procedures for identifying and resolving a material conflict of interest and will use the Proxy Voting Guidelines (below) in determining how to vote. The Report for Proxy Vote(s) against ISS Recommendation(s), Exhibit A hereto, shall be completed in each such instance.

Spectrum will classify proxy vote issues into three broad categories:  Routine Administrative Items, Special Interest Issues, and Issues Having the Potential for Significant Economic Impact.  Once the Senior Portfolio Manager has analyzed and identified each issue as belonging in a particular category and disclosed the conflict of interests to affected clients and obtained their consents prior to voting, Spectrum will cast the client’s vote(s) in accordance with the philosophy and decision guidelines developed for that category.  New and unfamiliar issues are constantly appearing in the proxy voting process.  As new issues arise, we will make every effort to classify them among the three categories below.  If we believe it would be informative to do so, we may revise this document to reflect how we evaluate such issues.
Due to timing delays, logistical hurdles and high costs associated with procuring and voting international proxies, Spectrum has elected to approach international proxy voting on the basis of achieving “best efforts at a reasonable cost.”
As a fiduciary, Spectrum owes its clients an undivided duty of loyalty.  We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in it.  This is true with respect to proxy voting and thus Spectrum has adopted the following procedures for addressing potential or actual conflicts of interest.
Identifying a Conflict of Interest. There may be a material conflict of interest when Spectrum votes a proxy solicited by an issuer whose retirement plan or fund we manage or with whom Spectrum, an affiliate, or an officer or director of Spectrum or of an affiliate has any other material business or personal relationship that may affect how we vote the issuer’s proxy.  To avoid any perceived material conflict of interest, the following procedures have been established for use when Spectrum encounters a potential material conflict to ensure that voting decisions are based on a clients’ best interest and are not the product of a material conflict.
Monitoring for Conflicts of Interest.  All employees of Spectrum are responsible for monitoring for conflicts of interest and referring any that may be material to the CCO for resolution.  At least annually, the CCO will take reasonable steps to evaluate the nature of Spectrum’s material business relationships (and those of its affiliates) with any company whose preferred securities are held in client accounts (a “portfolio company”) to assess which, if any, could give rise to a conflict of interest.  CCO’s review will focus on the following three categories:
•Business Relationships – The CCO will consider whether Spectrum (or an affiliate) has a substantial business relationship with a portfolio company or a proponent of a proxy proposal relating to the portfolio company (e.g., an employee group), such that failure to vote in favor of management (or the proponent) could harm the adviser’s relationship with the company (or proponent).  For example, if Spectrum manages money for the portfolio company or an employee group, manages pension assets, leases office space from the company, or provides other material services to the portfolio company, the CCO will review whether such relationships may give rise to a conflict of interest.
•Personal Relationships – The CCO will consider whether any senior executives or portfolio managers (or similar persons at Spectrum’s affiliates) have a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships that might give rise to a conflict of interest.
•Familial Relationships – The CCO will consider whether any senior executives or portfolio managers (or similar persons at Spectrum’s affiliates) have a familial relationship relating to a portfolio company (e.g., a spouse or other relative who serves as a director of a portfolio company, is a candidate for such a position, or is employed by a portfolio company in a senior position).
In monitoring for conflicts of interest, the CCO will consider all information reasonably available to it about any material business, personal, or familial relationship involving Spectrum (and its affiliates) and a portfolio company, including the following:
•A list of clients that are also public companies, which is prepared and updated by the Operations Department and retained in the Compliance Department.
•Publicly available information.
•Information generally known within Spectrum.
•Information actually known by senior executives or portfolio managers. When considering a proxy proposal, investment professionals involved in the decision-making process must disclose any potential material conflict that they are aware of to the CCO prior to any substantive discussion of a proxy matter.
•Information obtained periodically from those persons whom the CCO reasonably believes could be affected by a conflict arising from a personal or familial relationship (e.g., portfolio managers, senior management).

The CCO may, at his discretion, assign day-to-day responsibility for monitoring for conflicts to a designated person.  With respect to monitoring of affiliates, the CCO in conjunction with PGI’s CCO may rely on information barriers between Spectrum and its affiliates in determining the scope of its monitoring of conflicts involving affiliates.
Determining Whether a Conflict of Interest is “Material” – On a regular basis, CCO will monitor conflicts of interest to determine whether any may be “material” and therefore should be referred to PGI for resolution.  The SEC has not provided any specific guidance as to what types of conflicts may be “material” for purposes of proxy voting, so therefore it would be appropriate to look to the traditional materiality analysis under the federal securities laws, i.e., that a “material” matter is one that is reasonably likely to be viewed as important by the average shareholder.
Whether a conflict may be material in any case will, of course, depend on the facts and circumstances. However, in considering the materiality of a conflict, Spectrum will use the following two-step approach:
1.Financial Materiality – The most likely indicator of materiality in most cases will be the dollar amount involved with the relationship in question.  For purposes of proxy voting, it will be presumed that a conflict is not material unless it involves at least 5% of Spectrum’s annual revenues or a minimum dollar amount of $1,000,000.  Different percentages or dollar amounts may be used depending on the nature and degree of the conflict (e.g., a higher number if the conflict arises through an affiliate rather than directly with Spectrum).
2.Non-Financial Materiality – A non-financial conflict of interest might be material (e.g., conflicts involving personal or familial relationships) and should be evaluated based on the facts and circumstances of each case.
If the CCO has any question as to whether a particular conflict is material, it should presume the conflict to be material and refer it to the PGI’s CCO for resolution.  As in the case of monitoring conflicts, the CCO may appoint a designated person or subgroup of Spectrum’s investment team to determine whether potential conflicts of interest may be material.
Resolving a Material Conflict of Interest – When an employee of Spectrum refers a potential material conflict of interest to the CCO, the CCO will determine whether a material conflict of interest exists based on the facts and circumstances of each particular situation.  If the CCO determines that no material conflict of interest exists, no further action is necessary and the CCO will notify management accordingly.  If the CCO determines that a material conflict exists, CCO must disclose the conflict to affected clients and obtain consent from each as to the manner in which Spectrum proposes to vote.
Clients may obtain information about how we voted proxies on their behalf by contacting Spectrum’s Compliance Department.
PROXY VOTING GUIDELINES
CATEGORY I:  Routine Administrative Items
Philosophy:  Spectrum is willing to defer to management on matters of a routine administrative nature. We feel management is best suited to make those decisions which are essential to the ongoing operation of the company and which do not have a major economic impact on the corporation and its shareholders. Examples of issues on which we will normally defer to management’s recommendation include:
1.selection of auditors
2.increasing the authorized number of common shares
3.election of unopposed directors
CATEGORY II:  Special Interest Issues
Philosophy:  While there are many social, political, environmental and other special interest issues that are worthy of public attention, we do not believe the corporate proxy process is the appropriate arena in which to achieve gains in these areas.  Our primary responsibility in voting proxies is to provide for the greatest long-term value for Spectrum’s clients.  We are opposed to proposals which involve an economic cost to the corporation, or which restrict the freedom of management to operate in the best interest of the corporation and its shareholders.  However, in general we will abstain from voting on shareholder social, political and environmental proposals because their long-term impact on share value cannot be calculated with any reasonable degree of confidence.

CATEGORY III:  Issues Having the Potential for Significant Economic Impact
Philosophy:  Spectrum is not willing to defer to management on proposals which have the potential for major economic impact on the corporation and the value of its shares.  We believe such issues should be carefully analyzed and decided by the owners of the corporation.  Presented below are examples of issues which we believe have the potential for significant economic impact on shareholder value.
1.Classification of Board of Directors.   Rather than electing all directors annually, these provisions stagger a board, generally into three annual classes, and call for only one-third to be elected each year.  Staggered boards may help to ensure leadership continuity, but they also serve as defensive mechanisms.  Classifying the board makes it more difficult to change control of a company through a proxy contest involving election of directors.  In general, we vote on a case by case basis on proposals for staggered boards, but generally favor annual elections of all directors.
2.Cumulative Voting of Directors.  Most corporations provide that shareholders are entitled to cast one vote for each director for each share owned - the one share, one vote standard.  The process of cumulative voting, on the other hand, permits shareholders to distribute the total number of votes they have in any manner they wish when electing directors.  Shareholders may possibly elect a minority representative to a corporate board by this process, ensuring representation for all sizes of shareholders.  Outside shareholder involvement can encourage management to maximize share value.  We generally support cumulative voting of directors.
3.Prevention of Greenmail.  These proposals seek to prevent the practice of “greenmail”, or targeted share repurchases by management of company stock from individuals or groups seeking control of the company.  Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.  By making greenmail payments, management transfers significant sums of corporate cash to one entity, most often for the primary purpose of saving their jobs.  Shareholders are left with an asset-depleted and often less competitive company.  We think that if a corporation offers to buy back its stock, the offer should be made to all shareholders, not just to a select group or individual.  We are opposed to greenmail and will support greenmail prevention proposals.
4.Supermajority Provisions.  These corporate charter amendments generally require that a very high percentage of share votes (70-81%) be cast affirmatively to approve a merger, unless the board of directors has approved it in advance.  These provisions have the potential to give management veto power over merging with another company, even though a majority of shareholders favor the merger.  In most cases we believe requiring supermajority approval of mergers places too much veto power in the hands of management and other minority shareholders, at the expense of the majority shareholders, and we oppose such provisions.
5.Defensive Strategies.  These proposals will be analyzed on a case by case basis to determine the effect on shareholder value.  Our decision will be based on whether the proposal enhances long-term economic value.
6.Business Combinations or Restructuring.  These proposals will be analyzed on a case by case basis to determine the effect on shareholder value.  Our decision will be based on whether the proposal enhances long-term economic value.
7.Executive and Director Compensation.  These proposals will be analyzed on a case by case basis to determine the effect on shareholder value.  Our decision will be based on whether the proposal enhances long-term economic value.

Exhibit A to Proxy Policy

Report for Proxy Vote(s) Against ISS Recommendation(s)

This form should be completed in instances in which Spectrum Portfolio Manager(s) decide to vote against ISS recommendations.

1. Security Name / Symbol:

2. Issue up for vote:

3. Summary of ISS recommendation (see attached full ISS recommendation:

4. Reasons for voting against ISS recommendation (supporting documentation may be attached):

5. Determination of potential conflicts (if any):

6. Contacted Compliance Department: Yes / No
Name of individual contacted:
Date:

7. Contacted other Spectrum portfolio managers who have position in same security: Yes / No
Name of individual contacted:
Date:

8. Portfolio Manager Signature:
Date:
Portfolio Manager Name:

Portfolio Manager Signature*:
Date:
Portfolio Manager Name:
*Note: All Portfolio Managers who manage portfolios that hold relevant security must sign.

WELLINGTON MANAGEMENT COMPANY
Wellington Management
Global Proxy Voting Guidelines
As of January 2025

WELLINGTON’S PHILOSOPHY
Wellington Management is a long-term steward of our clients’ assets and aims to vote proxies for which we have voting authority in the best financial interest of clients.
These guidelines are based on Wellington Management’s fiduciary obligation to act in the best financial interest of its clients as shareholders and while written to apply globally, we consider jurisdictional differences to make informed decisions. Enumerated below are issues specific to the Japanese market given we have formulated more detailed expectations for this region.
Wellington Management votes proxies for each client for which it has voting authority based on Wellington Management’s evaluation of the best long-term economic interests of shareholders, in the exercise of its independent business judgment, and without regard to the relationship of the issuer of the proxy to the client, Wellington Management, or Wellington Management’s affiliates.
It should be noted that the following are guidelines, not rigid rules, and Wellington Management reserves the right in all cases to deviate from the general direction set out below, where doing so is in the best interest of its clients.
OUR APPROACH TO STEWARDSHIP
The goal of our stewardship activities is to support decisions that we believe will maximize investment returns for our clients over the long term.
The mechanisms we use to implement our stewardship activities vary by asset class. Engagement applies to all our investments across equity and credit, in both private and public markets. Proxy voting applies mostly to public equities.
Stewardship extends to any area that may affect the long-term sustainable financial return of an investment. Stewardship can be accomplished through research and constructive dialogue with company management and boards, by monitoring company behavior through informed active ownership, and by emphasizing management accountability for important issues via our proxy votes, which have long been part of Wellington’s investment ethos. Please refer to our Engagement Policy for more information on how engagement is conducted at Wellington.
OUR APPROACH TO VOTING
We vote proxies in what we consider to be the best financial interests of our clients. Our approach to voting is investment-led and serves as an influential component of our engagement and escalation strategy. The Investment Stewardship Committee, a cross-functional group of experienced professionals, oversees Wellington Management’s stewardship activities with regards to proxy voting and engagement practices.

Generally, routine issues which can be addressed by the proxy voting guidance below are voted by means of standing instructions communicated to our primary voting agent. Some votes warrant analysis of specific facts and circumstances and therefore are reviewed individually. We examine such proposals on their merits and take voting action in a manner that best serves the financial interests of our clients. When forming our voting decisions, we may leverage sources including internal research notes, third-party voting research and company engagement. While manual votes are often resolved by investment research teams, each portfolio manager is empowered to make a final decision for their relevant client portfolio(s), absent a material conflict of interest. Proactive portfolio manager input is sought under certain circumstances, which may include consideration of position size and proposal subject matter and nature. Where portfolio manager input is proactively sought, deliberation across the firm may occur. This collaboration does not prioritize consensus across the firm above all other interests but rather seeks to inform portfolio managers’ decisions by allowing them to consider multiple perspectives. Consistent with our community-of- boutiques model, portfolio managers may occasionally arrive at different voting conclusions for their clients, resulting in different decisions for the same vote. Robust voting procedures and the deliberation that occurs before a vote decision are aligned with our role as active owners and fiduciaries for our clients.
We generally support shareholder proposals if we determine that their adoption would promote long-term shareholder value. In making this determination, we consider numerous factors, including but not limited to the anticipated benefits of the proposal to the company; whether the proposal addresses the general interests of the company’s shareholders and not just those of the shareholder proponents; whether the company is currently addressing the issue motivating the proposal or has engaged with the shareholder proponents; whether the company can implement the proposal effectively; and whether the proposal’s adoption would impose material costs on the company or result in unintended consequences.
In addition, because proxy voting provides only limited means (i.e., voting ‘‘for’’ or ‘‘against’’) to express our views on a particular issue, we may support shareholder proposals in cases where we do not support every recommended action or where the proposal is accompanied by a supporting statement that we do not support so long as we are directionally aligned with the issue motivating the proposal. In these cases, we aim to engage directly with the company to clarify the nuanced view our vote represents.
Please refer to our Global Proxy Policy and Procedures for further background on the process and governance of our voting approach.
Detailed below are the principles which we consider when deciding how to vote.
VOTING GUIDELINES
BOARD COMPOSITION AND ROLE OF DIRECTORS
Effective boards should act in shareholders’ best economic interests and possess the relevant skills to implement the company’s strategy.
We consider shareholders’ ability to elect directors annually an important right and, accordingly, generally support proposals to enable annual director elections and declassify boards.
We may withhold votes from directors for being unresponsive to shareholders or for failing to make progress on issues material to maximizing investment returns. We may also withhold votes from directors who fail to implement shareholder proposals that if adopted would promote long-term shareholder value and have received majority support. We may also withhold our support for directors who have implemented poison pills without shareholder approval.
Time commitments
We expect directors to have the time and energy to fully commit to their board-related responsibilities and not be over-stretched with an excessive number of external directorships. We may vote against directors when serving on five or more public company boards; and public company executives when serving on three or more public company boards, including their own.

We consider the roles of board chair and chair of the audit committee as particularly time-intensive, and we apply an additional weighting accordingly when evaluating the overboarding matrix for non-executives. We may take into consideration that certain directorships, such as Special Purpose Acquisition Companies (SPACs) and investment companies, are usually less demanding.
Directors should also attend at least 75% of scheduled board meetings. If they fail to do so, we may vote against their re-election.
Succession planning and board refreshment
We do not have specific voting policies relating to director age or tenure. We prefer to take a holistic view, evaluating whether the company is balancing the perspectives of new directors with the institutional knowledge of longer-serving board members. Succession planning is a key topic during many of our board engagements.
We generally expect companies to refresh their board membership every five years and may vote against the chair of the nominating committee for failure to implement such a refresh. We believe a degree of director turnover allows companies to bring fresh perspectives and add new skillsets to the board to enhance their oversight and adapt to evolving strategies.
Boards should offer transparency around their process to evaluate director performance and independence, conducting a rigorous regular evaluation of the board, key committees as well as individual directors, which is responsive to shareholder input. We believe externally facilitated board evaluations may contribute to companies retaining an appropriate mix of skills, experience and diversity on their boards over time.
In certain markets companies are governed by multi-tiered boards, with each tier having different responsibilities. We hold supervisory board members to similar standards, subject to prevailing local governance best practices.
Board independence
In our view, boards perform best when composed of an appropriate combination of executive and non-executive (in particular independent non-executive) directors to challenge and counsel management.
To determine appropriate minimum levels of board independence, we look to prevailing market best practices; two- thirds in the US, for example, and majority in the UK and France. In addition to the overall independence at the board level, we also consider the independence of audit, compensation, and nominating committees. Where independence falls short of our expectations, we may withhold approval for non-independent directors or those responsible for the board composition. We typically vote in support of shareholder proposals calling for improved independence.
We believe that having an independent chair is the preferred structure for board leadership. Having an independent chair avoids the inherent conflict of self-oversight and helps ensure robust debate and diversity of thought in the boardroom. We will generally support proposals to separate the chair and CEO or establish a lead director but may support the involvement of an outgoing CEO as executive chair for a limited period to ensure a smooth transition to new management.
Board diversity
We believe boards which reflect a wide range of perspectives are best positioned to create shareholder value. By setting a leadership example, boardrooms with a wide range of experiences, expertise, and perspectives encourage an organizational culture that promotes diverse thinkers, enabling better strategic decisions and the navigation of increasingly complex issues facing companies today.

We think it is not in shareholders’ best interests for the full board to be comprised of directors who all share the same background, experience, and personal characteristics (e.g., gender, race, ethnicity, and age). We expect our portfolio companies to be thoughtful and intentional in considering the widest possible pool of skilled candidates who bring diverse perspectives into the boardroom. We encourage companies to disclose the composition and qualifications of their board and to communicate their approach to creating and fostering a diverse board.
We reserve the right to vote against the re-election of the Nominating/Governance Committee Chair when the board is not meeting local market standards from a diversity perspective. We expect a minimum of 20% gender diversity at major indices such as the S&P 500 and encourage boards to strive for 30% gender diversity. From 2025, we may vote against the re-election of the Nominating/Governance Committee Chair at major indices not meeting this 30% goal.
Outside of the above major indices and absent a market-defined standard, we may vote against the reelection of the Nominating/Governance Committee Chair where no gender-diverse directors are represented on a board.
We reserve the right to vote against the reelection of the Nominating/Governance Committee Chair at US large cap and FTSE 100 companies that do not have at least one director from a minority ethnic group and have not provided a clear and compelling reason for being unable to do so.
Majority vote on election of directors
Because we believe the election of directors by a majority of votes cast is the appropriate standard, we will generally support proposals that seek to adopt such a standard. Our support will typically extend to situations where the relevant company has an existing resignation policy for directors that receive a majority of ‘‘withhold’’ votes. We believe majority voting should be defined in the company’s charter and not simply in its corporate governance policy.
Generally, we oppose proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a standard of majority of votes outstanding (total votes eligible as opposed to votes cast). We likely will support shareholder and management proposals to remove existing supermajority vote requirements.
Contested director elections
We approach contested director elections on a case-by-case basis, considering the specific circumstances of each situation to determine what we believe to be in the best financial interest of our clients. In each case, we welcome the opportunity to engage with both the company and the proponent to ensure that we understand both perspectives and are making an informed decision on our clients’ behalf.
COMPENSATION
Executive compensation plans establish the incentive structure that plays a role in strategy-setting, decision-making, and risk management. While design and structure vary widely, we believe the most effective compensation plans attract and retain high-caliber executives, foster a culture of performance and accountability, and align management’s interests with those of long-term shareholders.
Due to each company’s unique circumstances and wide range of plan structures, Wellington determines support for a compensation plan on a case-by-case basis. We support plans that we believe lead to long-term value creation for our clients and the right to vote on compensation plans annually.
In evaluating compensation plans, we consider the following attributes in the context of the company’s business, size, industry, and geographic location:
Alignment — We believe in pay-for-performance and encourage plan structures that align executive compensation with shareholder experience. We compare total compensation to performance metrics on an absolute and relative basis over various timeframes, and we look for a strong positive correlation. To ensure shareholder alignment, executives should maintain meaningful equity ownership in the company while they are employed, and for a period thereafter.

Transparency — We expect compensation committees to articulate the decision-making process and rationale behind the plan structure, and to provide adequate disclosure so shareholders can evaluate actual compensation relative to the committee’s intentions. Disclosure should include how metrics, targets, and timeframes are chosen, and detail desired outcomes. We also seek to understand how the compensation committee determines the target level of compensation and constructs the peer group for benchmarking purposes.
Structure — The plan should be clear and comprehensible. We look for a mix of cash versus equity, fixed versus variable, and short- versus long-term pay that incentivizes appropriate risk-taking and aligns with industry practice. Performance targets should be achievable but rigorous, and equity awards should be subject to performance and/or vesting periods of at least three years, to discourage executives from managing the business with a near-term focus. Unless otherwise specified by local market regulators, performance-based compensation should be based on metrics that are objective, rigorous, and tied to shareholder value creation. Qualitative goals, including material environmental and social considerations material to financial performance, may be acceptable if a compensation committee has demonstrated a fair and consistent approach to evaluating qualitative performance and applying discretion over time.
Accountability — Compensation committees should be able to use discretion, positive and negative, to ensure compensation aligns with performance and provide a cogent explanation to shareholders. We generally oppose one- time awards aimed at retention or achieving a pre-determined goal. Barring an extenuating circumstance, we view retesting provisions unfavorably.
Approving equity incentive plans
A well-designed equity incentive plan facilitates the alignment of interests of long-term shareholders, management, employees, and directors. We evaluate equity-based compensation plans on a case-by-case basis, considering projected plan costs, plan features, and grant practices. We will reconsider our support for a plan if we believe these factors, on balance, are not in the best financial interest of shareholders. Specific items of concern may include excessive cost or dilution, unfavorable change-in-control features, insufficient performance conditions, holding/vesting periods, or stock ownership requirements, repricing stock options/stock appreciation rights (SARs) without prior shareholder approval, or automatic share replenishment (an ‘‘evergreen’’ feature).
Employee stock purchase plans
We generally support employee stock purchase plans, as they may align employees’ interests with those of shareholders. That said, we typically vote against plans that do not offer shares to a broad group of employees (e.g., if only executives can participate) or plans that offer shares at a significant discount.
Non-executive director compensation
We expect companies to disclose non-executive director compensation and we prefer the use of an annual retainer or fee, delivered as cash, equity, or a combination. We do not believe non-executive directors should receive performance-based compensation, as this creates a potential conflict of interest. Non-executive directors oversee executive compensation plans; their objectivity is compromised if they design a plan that they also participate in.
Severance arrangements
We are mindful of the board’s need for flexibility in recruitment and retention but will oppose excessively generous arrangements unless agreements encourage management to negotiate in shareholders’ best financial interest. We generally support proposals calling for shareholder ratification of severance arrangements.

Claw-back policies
We believe companies should be able to recoup incentive compensation from members of management who received awards based on fraudulent activities, accounting misstatements, or breaches in standards of conduct that lead to corporate reputational damage. We generally support shareholder proposals requesting that a company establish a robust claw-back provision if existing policies do not cover these circumstances. We also support proposals seeking greater transparency about the application of claw back policies.
Audit quality and oversight
Scrutiny of auditors, particularly audit quality and oversight, has been increasing. When we assess financial statement reporting and audit quality, we will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest. We also pay close attention to the non-audit services provided by auditors and consider the potential for the revenue from those services to create conflicts of interest that could compromise the integrity of financial statement audits.
SHAREHOLDER RIGHTS
Shareholder rights plans
Also known as poison pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. Such plans also may be misused, however, as a means of entrenching management. Consequently, we may support plans that include a shareholder approval requirement, a sunset provision, or a permitted bid feature (e.g., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote).
Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank-check preferred shares.
Multiple voting rights
We generally support one share, one vote structures. The growing practice of going public with a dual-class share structure can raise governance and performance concerns. In our view, dual-class shares can create misalignment between shareholders’ economic stake and their voting power and can grant control to a small number of insiders who may make decisions that are not in the interests of all shareholders.
We generally prefer that companies dispense with dual-class share structures but we recognize that newly listed companies may benefit from a premium by building in some protection for founders for a limited time after their IPO. The Council of Institutional Investors, a nonprofit association of pension funds, endowments, and foundations, recommends that newly public companies that adopt structures with unequal voting rights do away with the structure within seven years of going public. We believe such sunset clauses are a reasonable compromise between founders seeking to defend against takeover attempts in pivotal early years, and shareholders demanding a mechanism for holding management accountable, especially in the event of leadership changes.
Similarly, we generally do not support the introduction of loyalty shares, which grant increased voting rights to investors who hold shares over multiple years.
Proxy access
We believe shareholders should have the right to nominate director candidates on the management’s proxy card. We will generally support shareholder proposals seeking proxy access unless the existing policy is already in-line with market norms.

Special meeting rights
We believe the right to call a special meeting is an important shareholder right, and we will generally support such proposals to establish this right at companies that lack this facility. We will generally support a proposal lowering thresholds where the current level exceeds 15% and the proposal calls for a 10%+ threshold, taking into consideration the make-up of the existing shareholder base and the company’s general responsiveness to shareholders. If shareholders are granted the right to call special meetings, we generally do not support written consent.
Virtual meetings
Many companies established virtual-only shareholder meetings over the course of the recent Covid-19 pandemic. Virtual attendance allows investors to participate in more meetings and reduces the need for travel. We generally prefer shareholder meetings to take place in a hybrid format (virtual and in-person) where possible, allowing all shareholders, whether they attend in person or virtually, to ask questions. We expect companies hosting virtual-only shareholder meetings to provide a clear rationale underpinning their decision to do so, provide a live video stream of proceedings and offer transparency on how questions may be submitted and are selected for discussion.
We may oppose amendments to articles of association permitting virtual-only meetings where we perceive shareholder rights to be at risk. We may also support relevant shareholder proposals requesting companies to facilitate the ability to attend in-person.
CAPITAL STRUCTURE AND CAPITAL ALLOCATION
Mergers and acquisitions
We approach votes to approve mergers and acquisitions on a case-by-case basis, considering the specific circumstances of each proposal to determine what we believe to be in the best financial interest of our clients.
Increases in authorized common stock
We generally support requests for increases up to 100% of the shares with preemption rights. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, we may impose a lower threshold. When companies seek to issue shares without preemptive rights, we consider potential dilution and generally support requests when dilution is below 20%. For issuance with preemptive rights, we review on a case-by-case basis, considering the size of issuance relative to peers.
ENVIRONMENTAL TOPICS
We assess portfolio companies’ performance on environmental issues we deem to be material to long-term financial performance.
Climate change
As an asset manager entrusted with investing on our clients’ behalf, we aim to assess, monitor, and manage the potential effects of climate change on our investee companies and financial returns of client portfolios. Proxy voting is a tool we use for managing climate-related investment risks, where appropriate, as part of our overall stewardship process.
In general, we expect companies facing material climate risks to communicate credible transition plans consistent with the recommended disclosures published by the Task Force on Climate-Related Financial Disclosures (TCFD), which are also integrated into the IFRS S2 Climate-related Disclosures issued by the International Sustainability Standards Board (ISSB). Appropriate reporting on climate readiness assists our investment professionals in understanding a company’s strategy to adapt to or mitigate material climate-related risks. In addition, we may vote against directors at companies facing material climate risks where the disclosure of transition plans meaningfully lag our expectations.
Emissions disclosure

We generally encourage companies to disclose material Scope 1, 2, and 3 emissions. While we recognize the challenges associated with collecting Scope 3 emissions data, disclosure of material Scope 3 emissions has the potential to assist us with the assessment of the transition risks applicable to an issuer. Disclosure of both overall categories of Scope 3 emissions --- upstream and downstream --- with context and granularity from companies with significant Scope 3 sources enhances our ability to evaluate investment risks and opportunities. We generally encourage companies to adopt emerging global standards for measurement and disclosure of emissions such as ISSB’s IFRS S2.
We view disclosure of material Scope 1 and 2 emissions as a baseline expectation where measurement practices are well-defined and attainable. We will generally vote against the re-election of the Chair of MSCI World companies and large cap companies in Emerging Markets which do not disclose material Scope 1 and 2 emissions, have not made a commitment to do so and where emissions intensity is material to financial performance.
Net-zero targets
We encourage companies with material emissions to set a credible, science-based decarbonization glidepath, with an interim and long-term target, that comprises all categories of material emissions and is consistent with the ambition to achieve net zero emissions by 2050 or sooner.
We generally support shareholder proposals that promote long-term shareholder value and ask companies facing material climate risks for improved disclosure on climate risk management or alignment of business strategies with the Paris Agreement or similar language, where companies have not already done so. Companies may find value in aligning transition plans with best practice frameworks relevant to their industry and business model such as the Science Based Targets initiative (SBTi).
Accountability for transition plans
For certain companies with material emissions, we may vote against the company chair where quantitative emission reduction targets have not been reasonably defined. If we find evidence of substantial failings in oversight of material climate-related risks, we may take appropriate voting action by withholding support from directors.
So-called ‘say-on-climate’ votes are management proposals which solicit shareholder approval of companies’ climate strategies on a standalone basis. We prefer climate strategy to be fully integrated with broader company strategy, and believe a separate vote has the potential to dilute accountability of the board by putting the onus on shareholders to evaluate climate strategy. We therefore critically consider shareholder proposals calling for management to adopt a say-on-climate vote and may abstain on the say-on-climate proposals themselves to evidence our principle-based view.
Biodiversity
Many companies are dependent on natural capital and biodiversity as key inputs either through direct resource extraction or their supply chain. Business activities may also impact the capacity of nature to provide social and economic functions. We recognize that biodiversity impact and loss can be challenging to quantify and measure, but we believe companies should assess environmental inputs and outputs. We encourage companies to report on financially material impacts and dependencies on natural capital relevant to their business.
Other environmental shareholder proposals
For other environmental proposals covering themes including biodiversity, natural capital, deforestation, water usage, (plastic) packaging as well as palm oil, we take a case-by-case approach and will generally support proposals calling for companies to provide disclosure where this is additive to the company’s existing efforts, the proposed information pertains to a material financial impact and in our view is of economic benefit to investors.

SOCIAL TOPICS
Corporate culture, human capital, and diversity, equity, & inclusion
Through engagement we emphasize to management the importance of how they invest in and cultivate their human capital to perpetuate a strong culture. We assess culture holistically from an alignment of management incentives, responsiveness to employee feedback, evidence of an equitable and sound talent management strategy and commitment to diversity, equity, and inclusion practices that promote shareholder value. We value transparency and use of key performance indicators.
A well-articulated culture statement and talent attraction, retention and development strategy suggest that a company appreciates culture and talent as competitive advantages that can drive long-term value creation. It also sends a strong message when management compensation is linked, when appropriate, to employee satisfaction. If the company conducts regular employee engagement surveys, we look for leadership to disclose the results--- both positive and negative--- so we can monitor patterns and assess whether they are implementing changes based on the feedback they receive.
We maintain that a human capital management strategy should foster a collaborative, productive workplace in which all talent can thrive. A key factor that pertains to human capital management is diversity, equity, and inclusion (DEI). We believe that DEI practices can positively contribute to long-term financial performance. As fiduciaries, we seek to understand how a company's diversity approach aligns with talent management. This is significantly aided when there is consistent, robust disclosure in place. We look for strategies that align with improvement of shareholder value over time and expect companies in the US to publicly disclose their EEO-1 reporting.
Gender and racial pay equity are important parts of our assessment of a company’s overall diversity efforts. Pay inequity can impact shareholder value by exposing a company to challenges with recruiting & retaining talent, job dissatisfaction, workforce turnover, and costly lawsuits. Consequently, we may support proposals asking for improved transparency on a company’s gender and/or racial pay gap if existing disclosures are lagging best practice and if the company has not articulated its efforts to promote equal opportunities to advance to senior roles.
Stakeholders and risk management
In recent years, discourse on opioids, firearms, and sexual harassment has brought the potential for social externalities ---the negative effects that companies can have on society through their products, cultures, or policies --- into sharp focus. These nuanced, often misunderstood issues can affect the value of corporate securities.
We encourage companies facing these risks to disclose related risk management strategies. When a company faces litigation or negative press, we inquire about lessons learned and request evidence of substantive changes that aim to prevent recurrence and mitigate downside risk. In these cases, we may also support shareholder proposals requesting enhanced disclosure on actions taken by management.
Human rights
Following the 2015 passage of the UK’s Modern Slavery Act, a handful of countries have passed laws requiring companies to report on how they are addressing risks related to human rights abuses in their global supply chains. While human rights have been a part of our research and engagement in this context, we seek to assess companies’ exposures to these risks, determine the sectors for which this risk is most material (highest possibility of supply-chain exposure), enhance our own engagement questions, and potentially work with external data providers to gain insights on specific companies or industries. To help us assess company practices and drive more substantive engagement with companies on this issue, we may support proposals requesting enhanced disclosure on companies’ approach to mitigating the risk of human rights violations in their business.
Cybersecurity

Robust cybersecurity practices are imperative for maintaining customer trust, preserving brand strength, and mitigating regulatory risk. Companies that fail to strengthen their cybersecurity platforms may end up bearing large costs. Through engagement, we aim to compare companies’ approaches to cyber threats, regardless of region or sector, to distinguish businesses that lag from those that are better prepared.
Political contributions and lobbying
We generally support shareholder proposals asking for enhanced disclosure and board oversight of a company’s political and lobbying activities where existing disclosure and board oversight are inadequate. This is because sufficient disclosure and board oversight are necessary to evaluate whether and ensure that these activities align with the company’s stated strategy and promote shareholder value.
JAPAN-SPECIFIC TOPICS
Capital allocation
We hold board chairs accountable for persistently low returns on equity (ROE) in Japan, using a five-year average ROE of below 5% as a guide. Our assessment of a company’s capital stewardship complements our assessment of board effectiveness without dictating specific capital allocation decisions. We may make exceptions where ROE is improving, where a long-cycle business warrants a different standard, or where new management is in place, and we feel they should not be punished for the past CEO/Chair’s record.
Cross-shareholdings
Cross-shareholdings reduce management accountability by creating a cushion of cross-over investor support. We may vote against the highest-ranking director up for re-election for companies where management has allocated a significant portion (20% or more) of net assets to cross-shareholdings. When considering this issue, we will take into account a company’s trajectory in reducing cross-shareholdings over time as well as legitimate business reasons given to retain specific shareholdings.
Retirement bonuses
Misaligned compensation which is based on tenure and seniority may compromise director independence. We generally vote against directors and statutory auditors if retirement bonuses are given to outgoing directors.
Board diversity
We look for boards on the Japanese Prime Market to have a minimum 10% gender diversity, not inclusive of statutory auditors. For companies on the Non-Prime Market, we will also look for boards to have a minimum 10% gender diversity, inclusive of statutory auditors as applicable. We may vote against the chair of the board (or CEO in the absence of a board chair) where the board fails to meet this level. We expect to be able to support directors where a credible plan has been adopted to increase gender diversity ahead of the next meeting.
Board independence
We reserve the right to vote against the chair of the board or the most senior executive up for election at Japanese companies if the board of directors fails to meet the following independence expectations:
•For companies on the Prime Market without a controlling shareholder, we expect the board to be comprised of at least one-third independent directors.
•For companies on the Prime Market with a controlling shareholder, we expect the board to be majority independent.
•For companies on the Non-Prime Market with a controlling shareholder, we expect the board to be comprised of at least one-third independent directors.

•For companies on the Non-Prime Market without a controlling shareholder and a two-tiered board, we expect combined one-third independence of the board of directors and the board of statutory auditors, and at least two independent outside directors.
- For companies on the Non-Prime Market without a controlling shareholder and a one-tiered board (with either one or three committees), we expect one-third independence.
We continue to require a majority of the board of statutory auditors to be independent, regardless of the market segments. We further encourage Japanese companies to establish nomination/compensation committees, and to clearly describe the role of the board chair in terms of setting the board agenda and driving accountability.

Important Information
Wellington Management Company LLP (WMC) is an independently owned investment adviser registered with the US Securities and Exchange Commission (SEC). WMC is also registered with the US Commodity Futures Trading Commission (CFTC) as a commodity trading advisor (CTA) and commodity pool operator (CPO). WMC serves as a CTA to certain clients including commodity pools operated by registered commodity pool operators. WMC provides commodity trading advice to all other clients in reliance on exemptions from CTA registration. WMC serves as a CPO to certain Wellington sponsored pooled vehicles. WMC, along with its affiliates (collectively, Wellington Management), provides investment management and investment advisory services to institutions around the world. Wellington Management Group LLP (WMG), a Massachusetts limited liability partnership, serves as the ultimate parent holding company of the Wellington Management global organization. All of the partners are full-time professional members of Wellington Management. Located in Boston, Massachusetts, Wellington Management also has offices in Chicago, Illinois; New York, New York; Radnor, Pennsylvania; San Francisco, California; DIFC, Dubai; Frankfurt; Hong Kong; London; Luxembourg; Madrid; Milan; Shanghai; Singapore; Sydney; Tokyo; Toronto; and Zurich.
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©2025 Wellington Management Company LLP. All rights reserved.

WESTCHESTER CAPITAL MANAGEMENT, LLC
Proxy and Corporate Action Voting
Policies and Procedures
As Adopted October 2021

I.POLICY & DELEGATION OF AUTHORITY
Westchester Capital Management, LLC (“Adviser”) acts as subadviser to The Merger Fund, The Merger Fund VL, Virtus Westchester Event-Driven Fund and Virtus Westchester Credit Event Fund (collectively, the “Virtus Subadvised Funds”) and may act as subadviser for one or more additional funds from time-to-time (each a “Subadvised Fund” and together with the Virtus Subadvised Funds, the “Funds”). The Adviser has been delegated authority to vote proxies related to the Funds’ portfolio holdings in accordance with these Proxy and Corporate Action Voting Policies and Procedures (the “Policy”). The Adviser has full authority to vote proxies and to act with respect to other shareholder or corporate actions on behalf of each Fund. Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings and class actions.
The Adviser shall consider each proxy proposal separately from all others. In that regard, the Adviser will seek to vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority in accordance with this Policy. When voting proxies or acting with respect to corporate actions for the Funds, the Adviser’s utmost concern is that all decisions be made solely in the best interest of each Fund. The Adviser manages Funds that pursue event-driven, merger-arbitrage and/or credit event strategies, which are generally designed to profit upon the completion of a merger, reorganization or other corporate event. When the Adviser determines that a proposal affects its investment thesis or a Fund’s investment objectives or strategies, the Adviser will vote proxies in a manner consistent with its investment thesis and to seek to maximize the economic value of the investment for the Fund.
II.PURPOSE
The purpose of this Policy is to memorialize the procedures and policies adopted by the Adviser to enable it to comply with its fiduciary responsibilities to clients and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”).
III.PROCEDURES
The Adviser’s Chief Compliance Officer or his or her designee is ultimately responsible for ensuring that all proxies received by the Adviser are voted in accordance with this Policy and in a manner consistent with the Adviser’s determination of each Fund’s best interests. Although many proxy proposals can be voted in accordance with a Fund’s established Guidelines (see Section V. below, “Guidelines”), the Adviser recognizes that some proposals require special consideration, which may dictate that the Adviser make an exception to the Guidelines.
The Chief Compliance Officer or his or her designee is also responsible for ensuring that all corporate action notices or requests which require shareholder action received by the Adviser are addressed in a timely manner and consistent action is taken for each Fund’s account as appropriate.
A.Conflicts of Interest1
Where a proxy proposal raises a material conflict between the Adviser’s interests and an interest of a Fund, the Adviser will resolve such a conflict in the manner described below:
1.Vote in Accordance with the Guidelines. The Adviser shall vote in accordance with the Guidelines; or
2.Obtain Consent. The Adviser will disclose the conflict to the Fund’s investment adviser, and recommend a proposed vote on the proposal. The disclosure shall include information regarding the matter to be voted on, the nature of the Adviser’s conflict such that the recipient of the information would be able to make an informed decision regarding the vote, and the basis of the Adviser’s recommendation. If the Fund’s investment adviser does not respond to such a conflict-disclosure request with a timely instruction, the Adviser may vote in accordance with the Adviser’s recommendation or, in its discretion, abstain from voting the securities held by that Fund’s account.
The Adviser’s Chief Compliance Officer or his or her designee will review proxy proposals for conflicts of interest as part of the overall vote review process.
1 Due to the nature of the Adviser’s business, its focus on a limited number of investment strategies, and its absence of affiliated entities engaged in other lines of business, it is not anticipated that material conflicts of interest will arise with any frequency.

B.Resources
The Adviser may retain third-party services to provide research, summary information and/or recommendations with respect to proposals on which the Adviser must vote on behalf of its Fund clients. The Adviser may also retain third-party service providers to assist with the ministerial act of voting proxies and reporting the Adviser’s or a Fund’s proxy voting record. The Adviser may reasonably rely on information or recommendations provided by such third parties.
C.Limitations
In certain circumstances, in accordance with a Fund’s sub-investment advisory agreement (or other written directive) or where the Adviser has determined that it is in the Fund’s best interest, the Adviser will not vote proxies received. The following are certain circumstances where the Adviser may limit its role in voting proxies:
1.Fund Maintains Proxy Voting Authority: Where a Fund specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the Fund. If any proxy material is received by the Adviser, it will promptly be forwarded to the Fund or specified third party. This limitation does not apply to any Funds currently.
2.Terminated Account: If the Adviser’s investment advisory relationship with a Fund is terminated, the Adviser will cease voting proxies on behalf of that Fund as soon as reasonably practicable.
3.Limited Value or Effect: If the Adviser determines that the value of a Fund’s economic interest or the value of the portfolio holding is indeterminable or insignificant, the Adviser may abstain from voting a Fund’s proxies. The Adviser also will not generally vote proxies received for securities which are no longer held by the Fund’s account.
4.Securities Lending Programs: When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. However, if the Adviser has knowledge that an event will occur having a material effect on the Fund’s investment in a loaned security, the Adviser will seek to call the loan in time to vote the securities or the Adviser will seek to enter into an arrangement which ensures that the proxies for such material events may be voted as the Adviser believes is in the Fund’s best interests. There can be no assurance the Adviser will be able to call any loan in a manner that will allow the Adviser to vote on the related proposal in a timely manner.
5.Unjustifiable Costs: In certain circumstances, after doing a cost-benefit analysis, the Adviser may abstain from voting where the cost of voting a Fund’s proxy would exceed any anticipated benefits to the Fund of the proxy proposal. For example, the Adviser may determine not to vote proxies regarding a non-material proposal that are provided only in a foreign language if voting the proxy would require the Fund to incur significant translation costs.
D.Proxies Issued by Underlying Investment Companies
To the extent a Fund invests in other investment companies that are not affiliated with the Fund in reliance on Section 12(d)(1)(E) or (F) of the 1940 Act (“Underlying Funds”), the Fund is required by the 1940 Act to handle proxies received from Underlying Funds in a certain manner. It is the policy of the Adviser to vote all proxies received from Underlying Funds in the same proportion that all other shares of the Underlying Funds are voted, or in accordance with instructions received from other shareholders of the Underlying Fund, pursuant to Section 12(d)(1)(E) or (F) of the 1940 Act.

E.Periodic Reviews
1.Annual Compliance Review: On an annual basis, the Adviser shall complete a review of the proxies voted during the prior year to determine if proxies were voted in a manner consistent with this Policy (the “Compliance Review”). The Compliance Review shall be completed by personnel of the Adviser that have no authority for voting decisions as part of the Adviser’s process for voting proxies. The Compliance Review may be conducted using a random sampling of proxies voted by the Adviser during the period.
2.Annual Review of Policy: Each year, the Adviser’s Chief Compliance Officer (or his or her designee) shall conduct a review of this Policy and make necessary changes to the Policy that arise out of the review, including any recommended updates to the established Guidelines (see Section V. below, “Guidelines”). As part of the Annual Review, the Chief Compliance Officer (or his or her designee) shall consider industry developments regarding proxy voting through such methods as it determines appropriate, including, for example, publications from the International Corporate Governance Network’s Global Corporate Governance Principles and the Council of Institutional Investors’ Corporate Governance Policies regarding common shareholder proposals.
IV.RECORD KEEPING
In accordance with Rule 204-2 under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding securities held by the Fund (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of each Fund; (iv) records of all client requests for proxy voting information; (v) any documents prepared by the Adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to the Funds regarding conflicts of interest in voting the proxy.
The Adviser will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and will inform each Fund as to how they may obtain information on how the Adviser voted proxies with respect to securities held by each Fund. Clients may obtain information on how their securities were voted or a copy of the Adviser’s Policies and Procedures by written request addressed to the Adviser. The Adviser will coordinate with each Fund to assist in the provision of all information required to be filed on Form N-PX.
V.PROXY VOTING GUIDELINES
The following proxy voting guidelines (the “Guidelines”) apply to each proposal on which the Adviser is authorized to act unless the Adviser determines that a different voting result is in the best interest of the Fund holding the securities to which the proposal relates.
These Guidelines are not intended to address every potential proposal that an Adviser may need to consider and are not in every instance intended to be construed as rigid voting rules. In respect of proposals that the Adviser determines are reasonably likely to have a material economic effect on a Fund’s investment and that are not addressed below, the Adviser will generally vote in accordance with management’s recommendations.
The following Guidelines are grouped according to broad classifications for each type of proposal.
A.Board of Directors
1.The Adviser will generally vote in favor of incumbent and board-nominated directors, unless any such director appears to have demonstrably failed to exercise reasonable business judgment or care or the Adviser determines that the director has failed to take action that is in the best interest of the issuer for which he or she serves as a Director.
2.The Adviser will generally vote in favor of charter or bylaw amendments or other proposals that seek to expand the indemnification available to directors or otherwise limit their liability, but the Adviser may oppose such proposals if they would provide indemnity or limit liability for breaches of the duty of loyalty or care, intentional misconduct, or interested-director transactions.
3.The Adviser will generally vote in favor of proposals that call for directors to be elected by an affirmative majority of votes cast. The Adviser may vote against a proposal that requires majority voting in contested elections.

4.The Adviser will generally vote against the imposition of supermajority voting requirements and will vote for proposals seeking the removal of supermajority voting requirements.
5.The Adviser will generally oppose proposals that seek to establish cumulative voting rights for shareholders.
6.The Adviser will generally vote against shareholder proposals to impose age or term limits or to establish a mandatory retirement age for directors on a board or committee, to change the size of a board or committee, or to limit the pool of directors that can be chosen for a board or committee.
7.The Adviser will generally vote for the declassification of an existing “classified board” (i.e., one on which directors are divided into classes, each of which is elected on a staggered schedule). Similarly, the Adviser will generally vote against any proposal to implement a classified board.
8.In contested director elections, the Adviser will vote proxies on a case-by-case basis evaluating factors including, but not limited to, qualifications of the nominees, reasons a dissident shareholder is pursuing a contested election, the nature of the dissident shareholder’s concerns, and whether a change in the board would be likely to address the dissident shareholder’s concerns.
9.The Adviser will vote proxy access proposals (those that seek to provide shareholders with greater access to the ability to nominate directors) on a case-by-case basis with consideration given to, among other things, the economic and long-term interests of the Funds which holds the securities to which proposal relates.
B.Auditors and Audit-Related Issues
1.The Adviser will typically vote in favor of the approval or ratification of a company’s auditors, except it may withhold its vote in cases where management is seeking to replace the current auditors and there has been a dispute over audit policies or practices or disagreement regarding the company’s recent financial statements.
C.Proposals Regarding Changes to a Company’s Capital Structure
1.The Adviser will typically oppose proposals to issue “blank check” preferred stock (preferred stock with unspecified voting, conversion and/or other features), except in cases where the company has publicly stated that the blank check preferred shares will not be used for anti-takeover purposes or has identifiable legitimate financing objectives for the issuance of such blank check preferred shares.
2.The Adviser will generally vote against proposals that seek to establish a class of common stock with separate or superior voting rights to existing common stock.
3.The Adviser will generally vote against proposals that would allow for the use of a poison pill and vote for proposals that would eliminate a company’s ability to use a poison pill or restrict the conditions under which a poison pill may be used (e.g., by requiring shareholder approval).
4.The Adviser will evaluate proposals to eliminate dual-class voting structures on a case-by-case basis and shall consider the costs associated with a restructuring of the current voting structure and the expected benefits to shareholders.
5.The Adviser will oppose proposals requesting increases in authorized common or preferred stock where management provides no acceptable explanation for the expected use of or need for these additional shares or in cases where the Adviser determines that the additional stock is intended to be used to establish an anti-takeover mechanism for the company.
6.The Adviser will generally vote in favor of stock splits or reverse stock splits if the proposal would not substantively impact the economic value or voting rights of the stock that would be impacted by the split.

D.Compensation of Directors and Employees
1.The Adviser will generally vote in favor of stock incentive plans submitted for shareholder approval in order to qualify for favorable tax treatment under Section 162(m) of the Internal Revenue Code, unless the Adviser determines that the performance criteria is inappropriate or poorly defined under the plan or that the maximum incentive payments are not excessive.
2.The Adviser will generally vote in favor of employee stock purchase plans that permit an issuer’s employees to purchase stock of the issuer at a discount to market value.
3.The Adviser will consider proposals regarding severance agreements that provide for compensation to management (golden parachutes) on a case-by-case basis taking into account the following considerations:
a.The Adviser will generally vote in favor of proposals requesting that implementation of such arrangements be subject to shareholder approval;
b.The Adviser will generally vote in favor of proposals requiring shareholder approval of plans in which the severance payment would exceed 300% of the executive’s current salary and bonus (including equity compensation); and
c.For proposals regarding approval of proposed severance plans, the Adviser will evaluate such proposals on a case-by-case basis taking into consideration whether it considers the proposed plan to be in the best interests of shareholders, whether the compensation payable thereunder is comparable to similar plans of peer companies, whether such compensation is excessive, whether compensation is payable irrespective of the recipient’s continued employment with the employer, and whether such plan may have the effect of rewarding management that has failed to effectively manage the company.
4.The Adviser will generally vote in favor of claw back proposals (those designed to seek recoupment of bonuses paid to company executives) regarding fraudulent or deceptive business practices.
E.Political, Environmental or Social Issues
1.Proposals in this category typically request that the issuer disclose or amend certain business practices. The Adviser generally believes that these are “ordinary business matters” that are primarily the responsibility of the issuer’s management and should be evaluated and approved primarily by the issuer’s board of directors. Often, these proposals may address concerns with which the Adviser’s personnel philosophically agree, but absent a compelling economic effect on shareholder value, the Adviser will typically abstain from voting on these proposals. This reflects the belief that regardless of the Adviser’s (or its employees’) perspective on an issue, these decisions should be the province of the issuer’s management unless they have a significant, tangible effect on the value of an investment in the issuer and management has not been responsive to the matter.
F.Proposals Regarding Voting Procedures & Miscellaneous
1.The Adviser will generally vote for proposals that seek to establish or enhance the confidentiality of the shareholder voting process.
2.The Adviser will generally vote in favor of proposals seeking to eliminate preemptive rights for shareholders. Although the Adviser generally supports elimination of preemptive rights, it may oppose the elimination of limited preemptive rights (for example, preemptive rights that are invoked on proposed secondary issuances in situations where the secondary issuance would result in more than an acceptable level of dilution of existing shareholder’s rights).
3.The Adviser will generally vote for proposals seeking to provide shareholders with the right to call a special meeting.
4.The Adviser will generally vote against proposals that seek to establish “fair price” provisions in the event of a corporate takeover.
5.The Adviser will generally vote against proposals that seek to permit “greenmail” (proposals that would allow a company to repurchase shares at a premium from a large shareholder who is seeking to take over a company through a proxy contest or other means).
6.The Adviser will generally vote for proposals that seek to establish the date and location of a company’s annual meeting.

PRINCIPAL FUNDS, INC.
PART C. OTHER INFORMATION
Item 28. Exhibits.
Unless otherwise noted, documents containing Accession Numbers below have previously been filed with the Securities and Exchange Commission and are incorporated herein by reference.

(a)	Articles of Incorporation
	(1)	Articles of Amendment and Restatement dated 02/14/2019 - Filed as Ex-99(a) on 02/26/2019 (Accession No. 0000898745-19-000131)
	(2)	Articles Supplementary dated 09/22/2025 - Filed as Ex-99(a)(2) on 12/16/2025 (Accession Number 0000898745-25-000688)
(b)	By-laws
	(1)	Amended and Restated By-laws effective 06/09/2020 - Filed as Ex-99(b) on 10/30/2020 (Accession No. 0000898745-20-000619)
(c)	Instruments Defining Rights of Security Holders: None other than those included in to Items 28(a) and 28(b).
(d)	Investment Advisory Agreements
	(1)	Amended and Restated Management Agreement dated 12/31/2025 *
	(2)	DRA Cayman Corporation Amended and Restated Management Agreement dated 04/28/2022 - Filed as Ex-99(d)(2) on 12/27/2024 (Accession No. 0000898745-24-000725)
	(3)	GMS Cayman Corporation Amended and Restated Management Agreement dated 04/29/2022 - Filed as Ex-99(d)(3) on 12/27/2024 (Accession No. 0000898745-24-000725)
	(4)	GM Cayman Corporation Management Agreement dated 11/14/2025 - Filed as Ex-99(d)(5) on 12/16/2025 (Accession Number 0000898745-25-000688)
	(5)	a.	AllianceBernstein L.P. Amended & Restated Sub-Advisory Agreement dated 01/01/2024 - Filed as Ex-99(d)(2)a on 02/27/2024 (Accession No. 0000898745-24-000221)
		b.	Barrow, Hanley, Mewhinney & Strauss, LLC Amended & Restated Sub-Advisory Agreement dated 01/01/2023 - Filed as Ex-99(d)(2)b on 02/27/2023 (Accession No. 0001683863-23-001574)
		c.	(1)	BlackRock Financial Management, Inc. Amended & Restated Sub-Advisory Agreement dated 08/24/2023 - Filed as Ex-99(d)(2)c(1) on 12/27/2023 (Accession No. 0000898745-23-000393)
			(2)	BlackRock International Limited Amended & Restated Sub-Sub-Advisory Agreement dated 08/24/2023 - Filed as Ex-99(d)(2)c(2) on 12/27/2023 (Accession No. 0000898745-23-000393)
		d.	Brown Advisory LLC Amended & Restated Sub-Advisory Agreement dated 01/01/2020 - Filed as Ex-99(d)(2)e on 02/26/2020 (Accession No. 0000898745-20-0000125)
		e.	Causeway Capital Management LLC Amended & Restated Sub-Advisory Agreement dated 07/01/2020 - Filed as Ex-99(d)(2)e on 10/30/2020 (Accession No. 0000898745-20-000619)
		f.	ClearBridge RARE Infrastructure (North America) Pty Limited Sub-Advisory Agreement dated 07/31/2020 - Filed as Ex-99(d)(2)f on 10/30/2020 (Accession No. 0000898745-20-000619)
		g.	(1)	CoreCommodity Management, LLC Sub-Advisory Agreement dated 05/01/2022 - Filed as Ex-99(d)(2)g on 07/01/2022 (Accession No. 0001683863-22-005229)
			(2)	CoreCommodity Management, LLC Sub-Advisory Agreement (DRA Cayman) dated 05/01/2022 - Filed as Ex-99(d)(2)g(2) on 12/27/2023 (Accession No. 0000898745-23-000393)
		h.	(1)	Crabel Capital Management, LLC Sub-Advisory Agreement dated 05/05/2025 - Filed as Ex-99(d)(6)h(1) on 06/20/2025 (Accession No. 0000898745-25-000315)
			(2)	Crabel Capital Management, LLC Sub-Advisory Agreement (GMS Cayman) - Filed as Ex-99(d)(6)h(2) on 06/20/2025 (Accession No. 0000898745-25-000315)
		i.	DDJ Capital Management, LLC (now known as Polen Capital Credit, LLC) Sub-Advisory Agreement dated 01/31/2022 - Filed as Ex-99(d)(2)h on 02/24/2022 (Accession No. 0001683863-22-001059)
		j.	Emerald Advisers, LLC Amended & Restated Sub-Advisory Agreement dated 01/01/2020 - Filed as Ex-99(d)(2)k on 02/26/2020 (Accession No. 0000898745-20-0000125)
		k.	Gotham Asset Management, LLC Amended & Restated Sub-Advisory Agreement dated 10/01/2024 - Filed as Ex-99(d)(m) on 12/27/2024 (Accession No. 0000898745-24-000725)
		l.	(1)	Graham Capital Management, L.P. Amended & Restated Sub-Advisory Agreement dated 07/01/2020 - Filed as Ex-99(d)(2)n on 10/30/2020 (Accession No. 0000898745-20-000619)
			(2)	Graham Capital Management, L.P. Sub-Advisory Agreement (GMS Cayman) dated 09/28/2018 - Filed as Ex-99(d)(2)m(2) on 12/27/2023 (Accession No. 0000898745-23-000393)
1

m.	Grantham, Mayo, Van Otterloo & Co. LLC Sub-Advisory Agreement dated 02/15/2024 - Filed as Ex-99(d)(2)n on 02/27/2024 (Accession No. 0000898745-24-000221)
n.	Hotchkis & Wiley Capital Management, LLC Sub-Advisory Agreement dated 06/28/2018 - Filed as Ex-99(d)(2)v on 07/13/2018 (Accession No. 0000898745-18-000609)
o.	Loomis, Sayles & Company, L.P. Amended & Restated Sub-Advisory Agreement dated 10/01/2024 - Filed as Ex-99(d)(s) on 12/27/2024 (Accession No. 0000898745-24-000725)
p.	Los Angeles Capital Management LLC Amended & Restated Sub-Advisory Agreement dated 10/01/2024 - Filed as Ex-99(d)(t) on 12/27/2024 (Accession No. 0000898745-24-000725)
q.	Newton Investment Management North America, LLC Sub-Advisory Agreement dated 08/31/2021 - Filed as Ex-99(d)(2)(t) on 12/28/2021 (Accession No. 0001683863-21-007448)
r.	Nomura Investments Fund Advisers Sub-Advisory Agreement dated 12/01/2025 *
s.	Nuveen Third Amended & Restated Sub-Advisory Agreement dated 01/13/2022 - Filed as Ex-99(d)(2)u on 02/24/2022 (Accession No. 0001683863-22-001059)
t.	Pictet Asset Management SA Amended & Restated Sub-Advisory Agreement dated 10/01/2017 - Filed as Ex-99(d)(2)dd(1) on 12/15/2017 (Accession No. 0000898745-17-001335)
u.	PineBridge Investments LLC Sub-Advisory Agreement dated 04/07/2022 - Filed as Ex-99(d)(2)x on 07/01/2022 (Accession No. 0001683863-22-005229)
v.	Post Advisory Group, LLC Sub-Advisory Agreement dated 11/03/2025 - Filed as Ex-99(d)(6)v on 12/16/2025 (Accession Number 0000898745-25-000688)
w.	Principal Real Estate Investors, LLC Amended & Restated Sub-Advisory Agreement 01/01/2024 - Filed as Ex-99(d)(2)z on 02/27/2024 (Accession No. 0000898745-24-000221)
x.	Record Currency Management Limited Sub-Advisory Agreement dated 11/21/2024 - Filed as Ex-99(d)(aa) on 12/27/2024 (Accession No. 0000898745-24-000725)
y.	Spectrum Asset Management, Inc. Amended & Restated Sub-Advisory Agreement dated 01/01/2024 - Filed as Ex-99(d)(2)cc on 02/27/2024 (Accession No. 0000898745-24-000221)
z.	T. Rowe Price Associates, Inc. Amended & Restated Sub-Advisory Agreement dated 05/01/2023 - Filed as Ex-99(d)(2)cc on 12/27/2023 (Accession No. 0000898745-23-000393)
aa.	Vaughan Nelson Investment Management, LP Amended & Restated Sub-Advisory Agreement dated 07/01/2020 - Filed as Ex-99(d)(2)ee on 10/30/2020 (Accession No. 0000898745-20-000619)
bb.	Victory Capital Management, Inc. Amended & Restated Sub-Advisory Agreement dated 07/01/2023 - Filed as Ex-99(d)(2)ee on 12/27/2023 (Accession No. 0000898745-23-000393)
cc.	(1) Wellington Management Company LLP Amended & Restated Sub-Advisory Agreement dated 10/01/2024 - Filed as Ex-99(d)(gg)1 on 12/27/2024 (Accession No. 0000898745-24-000725)
(2) Wellington Management Company LLP Sub-Advisory Agreement (DRA Cayman) dated 03/21/2022 - Filed as Ex-99(d)(2)ff(2) on 12/27/2023 (Accession No. 0000898745-23-000393)
dd.	Westchester Capital Management, LLC Sub-Advisory Agreement dated 10/01/2021 - Filed as Ex-99(d)(2)hh on 12/28/2021 (Accession No. 0001683863-21-007448)
ee.	Westwood Management Corp. Amended & Restated Sub-Advisory Agreement dated 07/01/2020 - Filed as Ex-99(d)(2)ii on 10/30/2020 (Accession No. 0000898745-20-000619)

(e)	Underwriting Contracts
(1)
Amended & Restated Distribution Agreement for Class A, Class C, Class J, Class P, Class S, Class T, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5, Class R-6 and Institutional Class Shares dated 06/12/2017 - Filed as Ex-99(e)(1)b on 07/13/2017 (Accession No. 0000898745-17-001053)

	(2)	a.	Form Selling Agreement for Classes A, C, Institutional, R-1, R-2, R-3, R-4, R-5, and R-6 Shares - Filed as Ex-99(e)(2)a on 12/17/2019 (Accession No. 0000898745-19-000725)
		b.	Form Amendment to Selling Agreement for Class S - Filed as Ex-99(e)(2)b on 12/15/2017 (Accession No. 0000898745-17-001335)
(f)	Bonus or Profit Sharing Contracts -- Not Applicable
(g)	Custodian Agreements
	(1)	a.	Custody Agreement between The Bank of New York Mellon and Principal Funds, Inc. dated 11/11/2011 - Filed as Ex-99(g)(1) on 07/16/2012 (Accession No. 0001144204-12-039659)
		b.	Custody Agreement Supplement between The Bank of New York Mellon and Principal Funds, Inc. dated 04/16/2018 - Filed as Ex-99(g)(1)b on 02/26/2020 (Accession No. 0000898745-20-0000125)
2

		c.	Custody Agreement Amendment to Schedule II between The Bank of New York Mellon and Principal Funds, Inc. dated 01/12/2023 - Filed as Ex-99(g)(1)c on 12/27/2023 (Accession No. 0000898745-23-000393)
d.
Custody Agreement Supplement dated 04/16/2018 Amendment between The Bank of New York Mellon and Principal Funds, Inc. dated 07/10/2019 - Filed as Ex-99(g)(1)d on 02/26/2020 (Accession No. 0000898745-20-0000125)

		e.	Custody Agreement Supplement between the The Bank of New York Mellon and Principal Funds, Inc. dated 11/07/2019 - Filed as Ex-99(g)(1)e on 02/26/2020 (Accession No. 0000898745-20-0000125)
f.
Custody Agreement Supplement dated 04/16/2018 Amended and Restated Appendix A between The Bank of New York Mellon and Principal Funds, Inc. dated 01/07/2020 - Filed as Ex-99(g)(1)f on 02/26/2020 (Accession No. 0000898745-20-0000125)

g.
Custody Agreement Supplement dated 04/16/2018 Amended and Restated Appendix A between The Bank of New York Mellon and Principal Funds, Inc. dated 05/12/2020 - Filed as Ex-99(g)(1)g on 07/01/2022 (Accession No. 0001683863-22-005229)

h.
Custody Agreement Supplement dated 11/07/2019 Amended and Restated Appendix A between The Bank of New York Mellon and Principal Funds, Inc. dated 09/23/2021 - Filed as Ex-99(g)(1)h on 07/01/2022 (Accession No. 0001683863-22-005229)

(h)	Other Material Contracts
(1)
Amended & Restated Transfer Agency Agreement for Class A, Class C, Class J, Class S, Institutional Class, Class R-6, and Plan Class Shares dated 11/01/2023 - Filed as Ex-99(h)(1) on 12/27/2023 (Accession No. 0000898745-23-000393)

	(2)	Amended & Restated Shareholder Services Agreement dated 01/12/2007 - Filed as Ex-99(h)(2)h on 12/14/2007 (Accession No. 0000898745-07-000184)
	(3)	Investment Service Agreement dated 10/31/2002 - Filed as Ex-99(h)(3)c on 12/30/2002 (Accession No. 0001126871-02-000036)
	(4)	Amended & Restated Administrative Services Agreement dated 05/01/2010 - Filed as Ex-99(h)(5)a on 07/29/2010 (Accession No. 0000898745-10-000394)
	(5)	Amended & Restated Service Agreement dated 05/01/2010 - Filed as Ex-99(h)(6)a on 07/29/2010 (Accession No. 0000898745-10-000394)
	(6)	Amended & Restated Service Sub-Agreement dated 9/30/2005 - Filed as Ex-99(h)(7)g on 11/22/2005 (Accession No. 0000870786-05-000263)
	(7)	Principal Funds, Inc. - Contractual Fee Waiver Agreement (12b-1) dated 12/31/2015 - Filed as Ex-99(h)(7) on 01/14/2016 (Accession No. 0000898745-16-000869)
	(8)	Principal Funds, Inc. and Principal Variable Contracts Funds, Inc. Interfund Lending Agreement dated 11/14/2025 - Filed as Ex-99(h)(8) on 12/16/2025 (Accession Number 0000898745-25-000688)
	(9)	Principal Funds Inc. - Contractual Fee Waiver Agreement dated 12/31/2025 *
	(10)	Form of Rule 12d1-4 Fund of Funds Investment Agreement - Filed as Ex-99(h)(10) on 02/24/2022 (Accession No. 0001683863-22-001059)
	(11)	Powers of Attorney for Bhatia, Damos, Dyer, Grieb, Hymes, Kassam, Lattimer, McCullum, McMillan, and Swank dated 09/10/2025 - Filed as Ex-99(h)(12) on 12/16/2025 (Accession Number 0000898745-25-000688)
(i)	Legal Opinion *
(j)	Other Opinions
	(1)	Consent of Independent Registered Public Accounting Firm *
(k)	Omitted Financial Statements -- Not Applicable
(l)	Initial Capital Agreements
	(1)	Initial Capital Agreement dated 04/26/1993 – Filed as Ex-99(b)(13) on 04/12/1996 (Accession No. 0000898745-96-000012) This exhibit was originally filed in paper format. Accordingly, a hyperlink has not been provided.
	(2)	Initial Capital Agreements dated 11/17/1997 – Filed as Ex-99(l)(2) and Ex-99(l)(3) on 09/22/2000 (Accession No. 0000898745-00-500024)
	(3)	Initial Capital Agreements – Filed as Ex-99(l)(4) through (l)(38) on 12/05/2000 (Accession No. 0000898745-00-000021)
3

(4)	Initial Capital Agreement dated 12/30/2002 – Filed as Ex-99(l)(39) on 12/30/2002 (Accession No. 0001126871-02-000036)
(5)	Initial Capital Agreements dated 12/29/2003 and 12/30/2003 – Filed as Ex-99(l)(40) and Ex-99(l)(41) on 02/26/2004 (Accession No. 0001127048-04-000033)
(6)	Initial Capital Agreement dated 06/01/2004 – Filed as Ex-99(l)(42) on 07/27/2004 (Accession No. 0000870786-04-000163)
(7)	Initial Capital Agreement dated 11/01/2004 – Filed as Ex-99(l)(43) on 12/13/2004 (Accession No. 0000870786-04-000242)
(8)	Initial Capital Agreement dated 12/29/2004 – Filed as Ex-99(l)(44) on 02/28/2005 (Accession No. 0000870786-05-000065)
(9)	Initial Capital Agreement dated 03/01/2005 – Filed as Ex-99(l)(45) on 05/16/2005 (Accession No. 0000870786-05-000194)
(10)	Initial Capital Agreement dated 06/28/2005 – Filed as Ex-99(l)(46) on 11/22/2005 (Accession No. 0000870786-05-000263)
(11)	Initial Capital Agreement dated 03/01/2006 – Filed as Ex-99(l)(47) on 10/20/2006 (Accession No. 0000898745-06-000160)
(12)	Initial Capital Agreement dated 01/10/2007 – Filed as Ex-99(l)(48) on 02/20/2008 (Accession No. 0000950137-08-002501)
(13)	Initial Capital Agreement dated 10/01/2007 and 02/29/2008 – Filed as Ex-99(l)(49) and Ex-99(l)(50) on 03/28/2008 (Accession No. 0000898745-08-000017)
(14)	Initial Capital Agreement dated 05/01/2008 – Filed as Ex-99(l)(51) on 07/17/2008 (Accession No. 0000009713-08-000060)
(15)	Initial Capital Agreement dated 09/30/2008 – Filed as Ex-99(l)(52) on 12/12/2008 (Accession No. 0000898745-08-000166)
(16)	Initial Capital Agreements dated 12/15/2008 – Filed as Ex-99(l)(53) on 12/31/2008 (Accession No. 0000898745-08-000184)
(17)	Initial Capital Agreements dated 03/02/2009 and 09/09/2009 – Filed as Ex-99(l)(54) and Ex-99(l)(55) on 10/29/2010 (Accession No. 0000898745-10-000490)
(18)	Initial Capital Agreement dated 12/30/2009 – Filed as Ex-99(l)(56) on 10/29/2010 (Accession No. 0000898745-10-000490)
(19)	Initial Capital Agreement dated 03/01/2010 – Filed as Ex-99(l)(57) on 10/29/2010 (Accession No. 0000898745-10-000490)
(20)	Initial Capital Agreement dated 03/16/2010 – Filed as Ex-99(l)(58) on 10/29/2010 (Accession No.0000898745-10-000490)
(21)	Initial Capital Agreement dated 07/12/2010 – Filed as Ex-99(l)(59) on 10/29/2010 (Accession No.0000898745-10-000490)
(22)	Initial Capital Agreement dated 09/27/2010 – Filed as Ex-99(l)(60) on 12/30/2010 (Accession No. 0000898745-10-000522)
(23)	Initial Capital Agreement dated 12/29/2010 – Filed as Ex-99(l)(61) on 02/23/2011 (Accession No. 0000898745-11-000040)
(24)	Initial Capital Agreement dated 06/06/2011 – Filed as Ex-99(l)(62) on 10/12/2011 (Accession No. 0000898745-11-000711)
(25)	Initial Capital Agreement dated 10/24/2011 – Filed as Ex-99(l)(63) on 12/30/2011 (Accession No. 0001144204-11-072069)
(26)	Initial Capital Agreement dated 03/01/2012 – Filed as Ex-99(l)(64) on 06/13/2012 (Accession No. 0001144204-12-034634)
(27)	Initial Capital Agreements dated 06/14/2012 – Filed as Ex-99(l)(65) and Ex-99(l)(66) on 07/16/2012 (Accession No. 0001144204-12-039659)
(28)	Initial Capital Agreement dated 12/28/2012 – Filed as Ex-99(l)(67) on 02/28/2013 (Accession No. 0000898745-13-000071)
(29)	Initial Capital Agreement dated 03/01/2013 – Filed as Ex-99(l)(68) on 05/07/2013 (Accession No. 0000898745-13-000459)
4

(30)	Initial Capital Agreement dated 03/14/2014 (Capital Securities Fund) – Filed as Ex-99(l)(69) on 03/28/2014 (Accession No. 0000898745-14-000513)
(31)	Initial Capital Agreement dated 09/30/2013 (Blue Chip and Global Opportunities) – Filed as Ex-99(l)(70) on 10/31/2013 (Accession No. 0000898745-13-000729)
(32)	Initial Capital Agreement dated 12/30/2013 (Opportunistic Municipal) – Filed as Ex-99(l)(71) on 02/27/2014 (Accession No. 0000898745-14-000071)
(33)	Initial Capital Agreement dated 06/03/2014 (share class additions) – Filed as Ex-99(l)(72) on 06/20/2014 (Accession No. 0000898745-14-000687)
(34)	Initial Capital Agreement dated 06/11/2014 (International Small Company) – Filed as Ex-99(l)(73) on 06/20/2014 (Accession No. 0000898745-14-000687)
(35)	Initial Capital Agreement dated 09/30/2014 (Principal LifeTime Hybrids - Instl) – Filed as Ex-99(l)(75) on 10/15/2014 (Accession No. 0000898745-14-000996)
(36)	Initial Capital Agreement dated 11/25/2014 (Class R-6 - 6 Funds) – Filed as Ex-99(l)(37) on 12/29/2014 (Accession No. 000898745-14-001274)
(37)
Initial Capital Agreements dated 12/31/2014 (Real Estate Allocation and Real Estate Debt Income Funds, addition of Class R-6 to Diversified Real Asset and Institutional Class to International Small Company Funds) – Filed as Ex-99(l)(38) on 02/26/2015 (Accession No. 0000898745-15-000123)

(38)	Initial Capital Agreement dated 02/27/2015 (Cal Muni - Instl) – Filed as Ex-99(l)(40) on 05/18/2015 (Accession No. 0000898745-15-000325)
(39)	Initial Capital Agreement dated 03/10/2015 (Opp Muni - Instl) – Filed as Ex-99(l)(41) on 05/18/2015 (Accession No. 0000898745-15-000325)
(40)	Initial Capital Agreement dated 05/18/2015 (Tax-Exempt Bond - Instl) – Filed as Ex-99(l)(42) on 06/12/2015 (Accession No. 0000898745-15-000404)
(41)
Initial Capital Agreement dated 08/24/2015 (California Municipal Fund - P, Principal LifeTime Hybrid Income - R-6, Principal LifeTime Hybrid 2015 - R-6, Principal LifeTime Hybrid 2020 - R-6, Principal LifeTime Hybrid 2025 - R-6, Principal LifeTime Hybrid 2030 - R-6, Principal LifeTime Hybrid 2035 - R-6, Principal LifeTime Hybrid 2040 - R-6, Principal LifeTime Hybrid 2045 - R-6, Principal LifeTime Hybrid 2050 - R-6, Principal LifeTime Hybrid 2055 - R-6, Principal LifeTime Hybrid 2060 - R-6, SAM Balanced - P, SAM Conservative Balanced - P, SAM Conservative Growth - P, SAM Flexible Income - P, SAM Strategic Growth - P, Tax-Exempt Bond Fund - P) – Filed as Ex-99(l)(44) on 09/18/2015 (Accession No. 0000898745-15-000653)

(42)
Initial Capital Agreement dated 03/07/2016 (Class R-3 shares, Class R-4 shares, and Class R-5 to the Global Real Estate Securities Fund) - Filed ax Ex-99(l)(47) on 03/29/2016 (Accession No. 0000898745-16-001192)

(43)
Initial Capital Agreement dated 03/29/2016 (Class R-3 shares, Class R-4 shares, and Class R-5 to the Blue Chip Fund and Diversified Real Asset Fund) - Filed as Ex-99(l)(48) on 04/08/2016 (Accession No. 0000898745-16-001225)

(44)
Initial Capital Agreement dated 07/11/2016 (Finisterre Unconstrained Emerging Markets Bond Fund Class A, P, and Institutional shares) - Filed as Ex-99(l)(50) on 10/13/2016 (Accession No. 0000898745-16-001543)

(45)
Initial Capital Agreement dated 11/22/2016 (Class R-6 shares for High Yield, International Emerging Markets, International I, MidCap, MidCap S&P 400 Index, Real Estate Securities, SmallCap, and SmallCap S&P 600 Index Funds) - Filed as Ex-99(l)(51) on 12/28/2016 (Accession No. 0000898745-16-001858)

(46)
Initial Capital Agreement dated 01/03/2017 (Class R-6 shares for Blue Chip, Edge MidCap, International Equity Index, International Small Company, Preferred Securities, Real Estate Debt Income, and Small-MidCap Dividend Income Funds) - Filed as Ex-99(l)(52) on 01/30/2017 (Accession No. 0000898745-17-000041)

(47)	Initial Capital Agreement dated 06/12/2017 (Class R-6 shares for Global Diversified Income and Global Multi-Strategy) – Filed as Ex-99(l)(55) on 06/23/2017 (Accession No. 0000898745-17-001004)
(48)	Initial Capital Agreement dated 09/06/2017 (Principal LifeTime 2065 and Principal LifeTime Hybrid 2065 Funds) - Filed as Ex-99(l)(56) on 09/08/2017 (Accession No. 0000898745-17-001118)
(49)	Initial Capital Agreement dated 09/11/2017 (Class J shares for Blue Chip Fund) - Filed as Ex-99(l)(57) on 10/06/2017 (Accession No. 0000898745-17-001219)
5

	(50)	Initial Capital Agreement dated 12/20/2017 (Institutional Class shares for Government Money Market Fund) - Filed as Ex-99(l)(57) on 12/29/2017 (Accession No. 0000898745-17-001402)
	(51)	Initial Capital Agreement dated 03/01/2018 (Class J shares for all Principal LifeTime Hybrid Funds) - Filed as Ex-99(l)(58) on 04/13/2018 (Accession No. 0000898745-18-000319)
	(52)	Initial Capital Agreement dated 10/09/2018 (Class J shares for Equity Income Fund) - Filed as Ex-99(I)(58) on 11/01/2018 (Accession No. 0000898745-18-000852)
	(53)	Initial Capital Agreement dated 03/01/2019 (Class R-6 shares for Diversified International Fund) - Filed as Ex-99(l)(60) on 03/29/2019 (Accession No. 0000898745-19-000316)
	(54)	Initial Capital Agreement dated 03/01/2019 (Class R-3 and R-5 shares for all LifeTime Hybrid Funds) - Filed as Ex-99(l)(61) on 03/29/2019 (Accession No. 0000898745-19-000316)
	(55)	Initial Capital Agreement dated 04/02/2019 (Class A and R-6 shares for MidCap Value I Fund) - Filed as Ex-99(l)(62) on 06/10/2019 (Accession No. 0000898745-19-000437)
	(56)	Initial Capital Agreement dated 09/22/2022 (Institutional Class shares for Global Sustainable Listed Infrastructure Fund) - Filed as Ex-99(l)(60) on 11/17/2022 (Accession No. 0000898745-22-000193)
	(57)	Initial Capital Agreement dated 03/01/2023 (Principal LifeTime 2070 Fund and Principal LifeTime Hybrid 2070 Fund) - Filed as Ex-99(l)(60) on 12/27/2023 (Accession No. 0000898745-23-000393)
	(58)	Initial Capital Agreement dated 11/14/2025 (Global Macro Fund) - Filed as Ex-99(l)(58) on 12/16/2025 (Accession Number 0000898745-25-000688)
(m)	Rule 12b-1 Plan
	(1)	Class A Distribution Plan and Agreement dated 04/02/2019 - Filed as Ex-99(m)(1) on 12/27/2023 (Accession No. 0000898745-23-000393)
	(2)	Class C Distribution Plan and Agreement dated 01/01/2014 - Filed as Ex-99(m)(2) on 02/25/2016 (Accession No. 0000898745-16-001024)
	(3)	Class J Amended & Restated Distribution Plan and Agreement dated 03/01/2023 - Filed as Ex-99(m)(3) on 02/27/2023 (Accession No. 0001683863-23-001574)
	(4)	Class R-1 Amended & Restated Distribution Plan and Agreement dated 03/01/2023 - Filed as Ex-99(m)(4) on 02/27/2023 (Accession No. 0001683863-23-001574)
	(5)	Class R-3 Amended & Restated Distribution Plan and Agreement dated 03/01/2023 - Filed as Ex-99(m)(5) on 02/27/2023 (Accession No. 0001683863-23-001574)
	(6)	Class R-4 Amended & Restated Distribution Plan and Agreement dated 03/01/2023 - Filed as Ex-99(m)(6) on 02/27/2023 (Accession No. 0001683863-23-001574)
(n)	Rule 18f-3 Plan
	(1)	Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940 dated 06/12/2017- Filed as Ex-99(n)(1) on 08/31/2017 (Accession No. 0000898745-17-001102)
(o)	Reserved
(p)	Code of Ethics
	(1)	AllianceBernstein L.P. Code of Ethics dated 01/2023 - Filed as Ex-99(p)(1) on 12/27/2024 (Accession No. 0000898745-24-000725)
	(2)	Barrow Hanley Code of Ethics dated 12/31/2022 - Filed as Ex-99(p)(2) on 12/27/2024 (Accession No. 0000898745-24-000725)
	(3)	BlackRock Code of Ethics dated 12/07/2021 - Filed as Ex-99(p)(3) - on 02/27/2023 (Accession No. 0001683863-23-001574)
	(4)	Brown Advisory Code of Ethics dated 2024 - Filed as Ex-99(p)(4) on 12/27/2024 (Accession No. 0000898745-24-000725)
	(5)	Causeway Capital Management LLC Code of Ethics dated 12/30/2022 - Filed as Ex-99(p)(5) on 12/27/2024 (Accession No. 0000898745-24-000725)
	(6)	ClearBridge RARE Infrastructure (North America) Pty Limited Code of Ethics dated 12/2023 - Filed as Ex-99(p)(6) on 12/27/2024 (Accession No. 0000898745-24-000725)
	(7)	CoreCommodity Management, LLC Code of Ethics dated 10/2023 - Filed as Ex-99(p)(7) on 02/26/2025 (Accession No. 0000898745-25-000100)
	(8)	Crabel Capital Management, LLC Code of Ethics dated 02/2024 - Filed as Ex-99(p)(8) on 06/20/2025 (Accession No. 0000898745-25-000315)
6

	(9)	DDJ Capital Management, LLC Code of Ethics dated 11/14/2019 - Filed as Ex-99(p)(9) on 10/30/2020 (Accession No. 0000898745-20-000619)
	(10)	Emerald Advisers Inc. Code of Ethics dated 06/2023 - Filed as Ex-99(p)(11) on 02/26/2025 (Accession No. 0000898745-25-000100)
	(11)	Gotham Asset Management, LLC Code of Ethics dated 01/2024 - Filed as Ex-99(p)(12) on 12/27/2024 (Accession No. 0000898745-24-000725)
	(12)	Graham Capital Management, L.P. Code of Ethics dated 09/2023 - Filed as Ex-99(p)(13) on 12/27/2024 (Accession No. 0000898745-24-000725)
	(13)	Grantham, Mayo, Van Otterloo & Co. LLC Code of Ethics dated 11/01/2023 - Filed as Ex-99(p)(14) on 12/27/2024 (Accession No. 0000898745-24-000725)
	(14)	Hotchkis & Wiley Capital Management, LLC Code of Ethics dated 09/2021 - Filed as Ex-99(p)(13) on 12/28/2021 (Accession No. 0001683863-21-007448)
	(15)	Loomis, Sayles & Co., L.P. Code of Ethics dated 11/30/2023 - Filed as Ex-99(p)(18) on 12/27/2024 (Accession No. 0000898745-24-000725)
	(16)	Los Angeles Capital Management and Equity Research, Inc. Code of Ethics dated 07/16/2024 - Filed as Ex-99(p)(19) on 12/27/2024 (Accession No. 0000898745-24-000725)
(17)
Macquarie Capital Investment Management, LLC (Nomura Investments Fund Advisers (formerly, Delaware Investments Fund Advisers) Code of Ethics dated 11/21/2023 - Filed as Ex-99(p)(20) on 12/27/2024 (Accession No. 0000898745-24-000725)

	(18)	Newton Investment Management North America LLC Codes of Ethics dated 10/2023 - Filed as Ex-99(p)(21) on 12/27/2024 (Accession No. 0000898745-24-000725)
	(19)	Nuveen Asset Management LLC Code of Ethics dated 07/10/2024 - Filed as Ex-99(p)(22) on 12/27/2024 (Accession No. 0000898745-24-000725)
	(20)	Pictet Asset Management SA Code of Ethics dated 03/2024 - Filed as Ex-99(p)(23) on 12/27/2024 (Accession No. 0000898745-24-000725)
	(21)	PineBridge Investments LLC Code of Ethics dated 01/2023 - Filed as Ex-99(p)(24) on 12/27/2024 (Accession No. 0000898745-24-000725)
	(22)	Post Advisory Group, LLC Code of Ethics dated 11/2020 - Filed as Ex-99(p)(23) on 12/28/2021 (Accession No. 0001683863-21-0074448)
	(23)	Record Currency Management Limited Code of Ethics dated 09/2023 - Filed as Ex-99(p)(27) on 12/27/2024 (Accession No. 0000898745-24-000725)
	(24)	Registrant, Principal Global Investors, LLC, and Principal Real Estate Investors, LLC Code of Ethics dated 11/11/2024 - Filed as Ex-99(p)(27) on 02/26/2025 (Accession No. 0000898745-25-000100)
	(25)	Spectrum Code of Ethics dated 2024 - Filed as Ex-99(p)(29) on 12/27/2024 (Accession No. 0000898745-24-000725)
	(26)	T. Rowe Price Code of Ethics dated 02/01/2023 - Filed as Ex-99(p)(29) on 12/27/2023 (Accession No. 0000898745-23-000393)
	(27)	Vaughan-Nelson Code of Ethics dated 08/27/2024 - Filed as Ex-99(p)(31) on 12/27/2024 (Accession No. 0000898745-24-000725)
	(28)	Victory Capital Management Inc. Code of Ethics dated 07/01/2023 - Filed as Ex-99(p)(32) on 02/27/2024 (Accession No. 0000898745-24-000221)
	(29)	Wellington Management Code of Ethics dated 12/01/2023 - Filed as Ex-99(p)(33) on 12/27/2024 (Accession No. 0000898745-24-000725)
	(30)	Westchester Capital Management, LLC Code of Ethics dated 04/01/2023 - Filed as Ex-99(p)(33) on 12/27/2023 (Accession No. 0000898745-23-000393)
	(31)	Westwood Management Corporation Code of Ethics dated 07/30/2024 - Filed as Ex-99(p)(35) on 12/27/2024 (Accession No. 0000898745-24-000725)
*	Filed herein.

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Item 29. Persons Controlled by or Under Common Control with the Fund
The Registrant does not control and is not under common control with any person.
DRA Cayman Corporation, organized under the laws of the Cayman Islands, is a wholly-owned subsidiary of the Diversified Real Asset Fund, a series of the Registrant. GMS Cayman Corporation, organized under the laws of the Cayman Islands, is a wholly-owned subsidiary of the Global Multi-Strategy Fund, a series of the Registrant.
Item 30.    Indemnification
Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee (a “corporate representative”) of the Registrant, the Registrant may indemnify the corporate representative against judgments, fines, penalties, and amounts paid in settlement, and against expenses, including attorneys’ fees, if such expenses were actually incurred by the corporate representative in connection with the proceeding, unless it is established that:
(i)The act or omission of the corporate representative was material to the matter giving rise to the proceeding; and
1.Was committed in bad faith; or
2.Was the result of active and deliberate dishonesty; or
(ii)The corporate representative actually received an improper personal benefit in money, property, or services; or
(iii)In the case of any criminal proceeding, the corporate representative had reasonable cause to believe that the act or omission was unlawful.
If a proceeding is brought by or on behalf of the Registrant, however, the Registrant may not indemnify a corporate representative who has been adjudged to be liable to the Registrant. Under the Registrant’s Articles of Incorporation and Bylaws, directors and officers of Registrant are entitled to indemnification by the Registrant to the fullest extent permitted under Maryland law and the Investment Company Act of 1940. Reference is made to Article VI, Section 7 of the Registrant’s Articles of Incorporation, Article 9 of Registrant’s Bylaws and Section 2-418 of the Maryland General Corporation Law.
The Registrant has agreed to indemnify, defend and hold the Distributors, their officers and directors, and any person who controls the Distributors within the meaning of Section 15 of the Securities Act of 1933, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributors, their officers, directors or any such controlling person may incur under the Securities Act of 1933, or under common law or otherwise, arising out of or based upon any untrue statement of a material fact contained in the Registrant’s registration statement or prospectus or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, except insofar as such claims, demands, liabilities or expenses arise out of or are based upon any such untrue statement or omission made in conformity with information furnished in writing by the Distributors to the Registrant for use in the Registrant’s registration statement or prospectus: provided, however, that this indemnity agreement, to the extent that it might require indemnity of any person who is also an officer or director of the Registrant or who controls the Registrant within the meaning of Section 15 of the Securities Act of 1933, shall not inure to the benefit of such officer, director or controlling person unless a court of competent jurisdiction shall determine, or it shall have been determined by controlling precedent that such result would not be against public policy as expressed in the Securities Act of 1933, and further provided, that in no event shall anything contained herein be so construed as to protect the Distributors against any liability to the Registrant or to its security holders to which the Distributors would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of their duties, or by reason of their reckless disregard of their obligations under this Agreement. The Registrant’s agreement to indemnify the Distributors, their officers and directors and any such controlling person as aforesaid is expressly conditioned upon the Registrant being promptly notified of any action brought against the Distributors, their officers or directors, or any such controlling person, such notification to be given by letter or telegram addressed to the Registrant.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Each director has entered into an indemnification agreement with the Fund. In addition, the interested directors each have available indemnifications from Principal Financial Group, Inc., the parent company of his/her employer, the Fund’s sponsor.
8

Item 31. Business or Other Connections of Investment Advisor
Principal Global Investors, LLC (“PGI”) serves as investment advisor and administrator for Principal Funds, Inc. (“PFI”), Principal Variable Contracts Funds, Inc. (“PVC”), Principal Real Asset Fund (“PRA”), and Principal Private Credit Fund ("PPCF"). PGI also serves as investment advisor for Principal Exchange-Traded Funds (“PETF”). PGI is part of a diversified global asset management organization that utilizes specialized investment teams and affiliates to provide institutional investors and individuals with diverse investment capabilities, including fixed income, equities, real estate, and asset allocation. A complete list of the officers and directors of the investment advisor, PGI, are set out below.
PGI is an indirect wholly-owned subsidiary of Principal Financial Group, Inc. (together with its affiliates, “Principal”), the headquarters of which is located at 711 High Street, Des Moines, Iowa. Many of the individuals listed below support Principal in various capacities, in some cases as directors or officers, in addition to their role with PGI. The below list includes individuals (designated by an *), who serve as officers and directors of the Registrant. For these individuals, the information as set out in the Statement of Additional Information (See Part B) under the caption “Additional Information Regarding Board Members and Officers” is incorporated by reference.
9

	NAME	OFFICE WITH INVESTMENT ADVISOR (PGI)
	Patricio Abal	Counsel
	Christopher K. Agbe-Davies	Vice President, Associate General Counsel, and Assistant Secretary
*	Kamal Bhatia	Director, President, and Chief Executive Officer - Principal Asset Management
	Suzanne Cohrs	Managing Director - Public Markets Strategy
	Daniel R. Coleman	Chief Investment Officer - Edge Asset Management
	Anne R. Cook	Associate General Counsel
	Ramona Dessouki	Executive Director and Chief Marketing Officer & Digital Sales
*	George Djurasovic	Vice President - Principal Asset Management General Counsel
	Jen Dulski	Counsel
	Todd E. Everett	Executive Managing Director and Global Head of Private Markets - Principal Asset Management
	Michael J. Goosay	Executive Managing Director and Chief Investment Officer - Global Head of Fixed Income
	Melinda L. Hanrahan	Managing Director - Global Equities
	Angela Harrison	Counsel
	Corrin Hatala	Counsel
	Maggie Hibbs	Counsel
	Timothy A. Hill	Senior Executive Managing Director - U.S. and Europe Client Group - Principal Asset Management
	Jill M. Hittner	Director and Executive Managing Director - Chief Financial Officer - Principal Asset Management
	Todd A. Jablonski	Executive Managing Director - Global Head of Multi Asset & Quant, Principal Asset Management
	Jaime M. Kiehn	Managing Director - Product Specialist
	Chester Knight	Managing Director - Financial Analysis/Planning
	Justin T. Lange	Vice President, Chief Compliance Officer - Principal Asset Management
*	Laura B. Latham	Assistant General Counsel
	Steve Lempa	Chief Risk Officer - Principal Asset Management
	Ming Lodh	Director - Investment Risk Management
	George P. Maris	Executive Managing Director - Chief Investment Officer - Global Head of Equities
	Kenneth A. McCullum	Director
	Adrienne L. McFarland	Associate General Counsel and Secretary
	Amy M. McNally	Global Head Risk Management - PGI
	Terri Messina	Managing Director - Global Investment Operations
*	David P. Michalik	Counsel
	Everett S. Miles	Vice President - Corporate Strategy and Development
	Karl (Bill) W. Nolin	Chief Investment Officer - Aligned Investors
	Mike Oppold	Senior Director - Accounting and Finance
*	Deanna Y. Pellack	Counsel
	Colin D. Pennycooke	Assistant General Counsel
	J. Markham Penrod	Chief Compliance Officer - North America
	Matt Peron	Managing Director - Deputy Chief Investment Officer - Equities
	Darshini Reddivari	Counsel
*	Teri R. Root	Chief Compliance Officer - Funds
	Kelly D. Rush	Chief Investment Officer - Global Real Estate Securities
	Scott M. Sailer	Vice President - Treasurer and Corporate Chief Financial Officer
	Charles M. Schneider	Counsel
	Brenda Scholten	Assistant Vice President and Chief Administrative Officer
*	Michael Scholten	Assistant Vice President and Actuary
*	Adam U. Shaikh	Associate General Counsel
	Jennifer Shields	Assistant General Counsel
	Ellen W. Shumway	Director and Senior Executive Managing Director - Global Head of Product and Marketing
*	John L. Sullivan	Assistant General Counsel
	Rob Susman	Managing Director - Global Head of Equities Research
*	Barbara Wenig	Executive Managing Director - Chief Business Officer - Principal Asset Management
*	Brant K. Wong	Executive Managing Director - Head of Retirement Solutions
10

Item 32.    Principal Underwriters
(a)Principal Funds Distributor, Inc. ("PFD") acts as principal underwriter for PFI, PVC, PRA, and PPCF. PFD also serves as the principal underwriter for certain variable contracts issued by American General Life Insurance Company and The United States Life Insurance Company in the City of New York, through their respective separate accounts.
(b)

(1)	(2)	(3)
Name and Principal	Positions and Offices with	Positions and Offices
Business Address	Principal Underwriter (PFD)	with the Registrant
Christopher K. Agbe-Davies	Vice President, Associate General Counsel,	None
Principal Funds Distributor, Inc.(1)	and Assistant Secretary
John T. Berg	Director	None
The Principal Financial Group (1)
Sean Clines	Chief Financial Officer	None
Principal Funds Distributor, Inc.(1)
Ramona Dessouki	Chief Marketing Officer	None
Principal Funds Distributor, Inc.(2)
Timothy A. Hill	Director, Senior Vice President - Distribution	None
Principal Funds Distributor, Inc.(1)	and National Sales Manager
Dina Hoeske	Senior Director - Fund Shareholder Services	None
Principal Funds Distributor, Inc.(1)
Michael F. Murray	Director	None
Principal Securities, Inc.(1)
Brian S. Ness	Senior Vice President and Chief Information Officer	None
Principal Funds Distributor, Inc.(1)
Michael Scholten	Chief Operations Officer	None
Principal Funds Distributor, Inc.(1)
Michelle Stockman	Chief Compliance Officer	None
Principal Funds Distributor, Inc.(1)
Dina Sullivan	Assistant Vice President	None
Principal Funds Distributor, Inc. (3)
Jeff Trier	AML Compliance Officer	None
Principal Funds Distributor, Inc.(1)
Brant K. Wong	President and Chair of the Board	None
Principal Funds Distributor, Inc. (2)

(1) Des Moines, IA 50392
(2) 888 7th Avenue, 25th Floor, New York, NY 10019
(3) 1478 Stone Point Drive, Ste 390, Roseville, CA 95661
(c)    Not applicable.
Item 33.    Location of Accounts and Records
The location of all accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder is provided in the most recent report on Form N-CEN filed by the Registrant.
Item 34.    Management Services
Not applicable.
Item 35.    Undertakings
Not applicable.

Exhibit Index:
Amended and Restated Management Agreement	Exhibit (d)(1)
Nomura Investments Fund Advisers Sub-Advisory Agreement	Exhibit (d)(6)r
Contractual Fee Waiver Agreement	Exhibit (h)(9)
Legal Opinion	Exhibit (i)
Consent of Independent Registered Public Accounting Firm	Exhibit (j)(1)
11

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and  has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the city of Des Moines and State of Iowa, on the 23rd day of December, 2025.

Principal Funds, Inc.
(Registrant)
/s/ Kamal Bhatia _____________________________________ Kamal Bhatia Director, President, and Chief Executive Officer

12

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.
Signature	Title	Date

/s/ Kamal Bhatia __________________________ Kamal Bhatia	Director, President, and Chief Executive Officer (Principal Executive Officer)	December 23, 2025

/s/ Michael Scholten __________________________ Michael Scholten	Chief Financial Officer (Principal Financial Officer)	December 23, 2025

/s/ Megan Hoffmann __________________________ Megan Hoffmann	Vice President and Treasurer (Principal Accounting Officer)	December 23, 2025

(Craig Damos)* __________________________ Craig Damos	Director	December 23, 2025

(Katharin S. Dyer)* __________________________ Katharin S. Dyer	Director	December 23, 2025

(Frances P. Grieb)* __________________________ Frances P. Grieb	Director	December 23, 2025

(Victor L. Hymes)* __________________________ Victor L. Hymes	Director	December 23, 2025

(Sharmila C. Kassam)* __________________________ Sharmila C. Kassam	Director	December 23, 2025

(Padelford L. Lattimer)* __________________________ Padelford L. Lattimer	Director	December 23, 2025

(Kenneth A. McCullum)* __________________________ Kenneth A. McCullum	Director	December 23, 2025

(Karen McMillan)* __________________________ Karen McMillan	Director	December 23, 2025

(Thomas A. Swank)* __________________________ Thomas A. Swank	Director	December 23, 2025

	/s/ Kamal Bhatia _____________________________________ Kamal Bhatia Attorney-In-Fact	December 23, 2025

* Pursuant to Powers of Attorney
13